                                                               December 31, 2003
                                                                   Annual Report

                                                  NML Variable Annuity Account B

                                        Nontax - Qualified Annuities
                                        Individual Retirement Annuities
                                        Roth IRAs
                                        Simplified Employee Pension Plan IRAs
Northwestern Mutual                     SIMPLE IRAs
Series Fund Inc., Fidelity              Tax Deferred Annuities
VIP Mid Cap Portfolio and               457 Deferred Compensation Plan Annuities
Russell Investment Funds                Non-Transferable Annuities

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444
www.northwesternmutual.com

                                                   [LOGO] Northwestern Mutual(R)

90-1776 (0786) (REV 0104)

Letter to Contract Owners

December 31, 2003


The year just ended was a time of encouraging strength in the U.S. economy and capital markets. The economy expanded throughout the year, with a major surge in the third quarter, when real Gross Domestic Product grew at an annual rate of 8.2%. Based on reports for the first three quarters, it appears that real growth for the full year was just over 4%; the Commerce Department will publish the official number in late January.

The S&P 500 Index (a widely used benchmark of U.S. equity performance) had a total return of 28.67%, following three years of negative returns. Other measures of equity performance were even stronger, reflecting market leadership by smaller-capitalization and speculative stocks: the NASDAQ composite was up 50% for the year, and the Russell 2000 Index (a small-stock index) had a return of 47.27%. After three dismal years, the information technology sector led the market, and the strongest stocks of all were those with little or no earnings. Other strong sectors were financials, consumer discretionary, materials and industrials, all of which are sensitive to overall economic conditions.

Following three years of significantly outperforming the stock market, the bond market delivered positive returns, but more modest than the stock market. The total return of the Merrill Lynch Domestic Master Index (a broadly-based bond index) was 4.12% for the year. As in the stock market, riskier bonds performed much better than securities of the highest quality. Return of the Lehman High Yield Intermediate Market Index (an index of non-investment-grade bonds) was 27.44%.

Throughout the past year both the Federal Reserve and the Bush administration have followed highly stimulative policies. We have seen a series of interest rate reductions beginning in 2001, accompanied by a significant tax cut in 2003. The many signs of strength in the economy provide ample evidence that these actions to stimulate economic growth are working as they are intended to. Consumer spending and investments in housing have remained quite strong, and reports in recent months indicate an upturn in manufacturing and business investment. The major disappointment has been a persistent lack of job growth, which has been attributed to a combination of improving productivity and the movement of jobs offshore. With the presidential election coming up this fall, continued economic growth is very important to the Bush administration. The hope is that the momentum created by growth-oriented polices will continue, and that the recovery will prove to be self-sustaining.

If economic growth does continue, it is reasonable to expect positive returns from capital markets. However, the stock market is traditionally a leading indicator, moving up ahead of the economy as a whole. The high returns from all the major equity indices in 2003 reflect, in part, the anticipation of the growth we are now experiencing. It would not be reasonable to expect the 20%-plus returns of 2003 to continue indefinitely, or the boom years of the late 1990s to return. As always, we urge investors to take a long-term view, and to select a well diversified personal portfolio of funds consistent with your needs and objectives.

Reports of malfeasance in the corporate world and among investment managers may have made some investors wary of participating in capital markets. In recent months regulatory authorities and financial publications have focused on "market timing" in some mutual funds, which enabled some investors to profit at the expense of other investors in the funds. Traders who market time typically take advantage of the fact that some securities are not actively trading near the time U.S. markets close, when net asset value (NAV) for the funds is established each day. In the case of foreign securities, the last trade may have taken place many hours earlier, on an exchange in Asia or Europe, and may therefore be "stale," not reflecting news that broke after a foreign exchange closed.

We at Northwestern Mutual believe strongly that all participants in our investment products must be treated fairly, and that none should have an advantage over any other. Management recognized the problems with market timing in international funds early on and determined independently that a fair value pricing system (that is, a system that can establish for each security a theoretical price incorporating all information available at the time NAV is calculated) was essential to help eliminate the economic incentive for such market timers. Because no such pricing system was commercially available, Mason Street Advisors, the subsidiary of Northwestern Mutual that serves as investment advisor to Northwestern Mutual Series Fund, Inc., developed its own state-of-the-art system, which was implemented on March 4, 2002. We are proud that we acted aggressively, creatively, and well ahead of most others in our industry to help protect our contract owners from these unfair trading practices.

We are steadfastly committed to responsible and highly ethical practices of investment management, and we take very seriously the trust you've placed in our organization.

[PHOTO]

Edward J. Zore
[PHOTO]

Mark G. Doll

/s/ Edward J. Zore
/s/ Mark G. Doll

                  Edward J. Zore               Mark G. Doll
                President and Chief        Senior Vice President
                 Executive Officer              Investments

                The Northwestern Mutual Life Insurance Company

                                    [GRAPHIC]

                             Northwestern Mutual(R)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665
Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Changing your asset allocations through Northwestern Mutual Express, or through a written request on a Transfer or Allocation Change form, will terminate existing portfolio rebalancing elections.

Information on the Internet:

Northwestern Mutual Financial Network
                                 WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is information on Daily Variable Annuity Unit Value Prices, Current Performance, and Fund Information. Contact Your Northwestern Mutual Investment Services representative if you have questions about your contract or any of the contract owner privileges.

 Contract Owner Privileges



Free Transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Northwestern Mutual is not currently charging a fee for transfers, but reserves the right to charge $25 for each transfer exceeding 12 in a contract year. The amount and timing restrictions discussed here do not apply to interest sweeps from the GIF to the variable funds. The GIF is ONLY available in the Front-Load design in NJ, OR, WA, and the GIF is NOT available in MA.

Contract Owner Communications
Northwestern Mutual Express gives you 24-hour access to your contract. You receive Confirmation Statements on each transaction and VA Quarterly Summary Statements.

Automatic Investment Plan
You can invest via the Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Automatic Dollar Cost Averaging Plan
Your money is automatically transferred from the Money Market Portfolio to any of the variable portfolios on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing
To help maintain your asset allocation plan percentage over time, this service will automatically readjust the asset allocations back to the desired specified percentages.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

All investments are subject to market risks and a loss of principal. The investment return and principal value will fluctuate, and when sold, may be more or less than their original cost, and could result in a taxable event.

Interest Sweeps
The Interest Sweep service will automatically sweep or transfer interest earnings periodically from the Guaranteed Interest Fund (GIF) to any of the variable investment options.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is ONLY available in the Front-Load design in NJ, OR, WA, and the GIF is NOT available in MA.

Systematic Withdrawal Plan
While your contract is in the accumulation phase, you can arrange to automatically withdraw money to generate a payment stream.

Automatic Required Minimum Distribution (RMD)
You can arrange for your required minimum distribution (RMD) to be sent to you automatically once you turn age 70 1/2. (IRA, SEP-IRA, SIMPLE IRA, TDA 403(b) and Former Pension Annuity Contracts).

Special Withdrawal Privilege
You can withdraw 10% of the contract's accumulation value without a surrender charge, if the contract has at least a $10,000 balance, beginning on the first contract anniversary.

Terminal Illness Benefit*
Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

Nursing Home Benefit*
Withdrawal charges are waived after the first contract anniversary if the primary annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

*The benefit is not available in MA, NJ and NY.

                                   Contents

Performance Summary for NML Variable Annuity Account B

Northwestern Mutual Series Fund Inc. - Annual Report

Fidelity VIP Mid Cap Portfolio - Annual Report
  (This report follows the end of the Northwestern Mutual Series Fund
    Inc.)

Russell Investment Funds - Annual Report
  (This report follows the end of the Fidelity VIP Mid Cap Portfolio.)

NML Variable Annuity Account B Financial Statements

 Performance Summary  as of December 31, 2003

Front Load Contract (Series QQ)

                                                                                      Franklin
                                              T. Rowe                                 Templeton   AllianceBernstein
                                Small Cap   Price Small   Aggressive  International International      Mid Cap      Index 400
Total return(l) at unit        Growth Stock  Cap Value   Growth Stock    Growth        Equity           Value         Stock
value (as of 12/31/03)           Division    Division      Division     Division      Division        Division      Division
-------------------------------------------------------------------------------------------------------------------------------
1 year........................    27.20%       29.20%        19.20%       32.87%        34.28%             --         29.07%
5 years.......................       --           --         13.03%          --         14.36%             --            --
 Annualized...................       --           --          2.48%          --          2.72%             --            --
10 years(h)...................       --           --        134.36%          --         82.49%             --            --
 Annualized...................       --           --          8.89%          --          6.20%             --            --
10 years(j)...................       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Since division inception in
 Account B....................    95.24%(c)    23.37%(d)        --         4.90%(d)        --           27.47%(e)     42.70%(c)
 Annualized...................    15.40%        9.08%           --         2.00%           --              --          7.91%
Since portfolio inception(a)..       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Current Yield(k)..............

Front Load Contract (Series RR)
-------------------------------------------------------------------------------------------------------------------------------
1 year........................    26.41%       28.40%        18.46%       32.05%        33.45%             --         28.27%
5 years.......................       --           --         11.93%          --         13.20%             --            --
 Annualized...................       --           --          2.28%          --          2.51%             --            --
10 years(h)...................       --           --        130.72%          --         79.76%             --            --
 Annualized...................       --           --          8.72%          --          6.04%             --            --
10 years(j)...................       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Since portfolio inception in
 Account B....................    93.35%(c)    22.44%(d)        --         4.11%(d)        --           26.72%(e)     41.29%(c)
 Annualized...................    15.16%        8.74%           --         1.68%           --              --          7.68%
Since portfolio inception(a)..       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Current Yield(k)..............

Back Load Contract Without Surrender (Series QQ/RR)
-------------------------------------------------------------------------------------------------------------------------------
1 year........................    31.21%       33.28%        22.96%       37.06%        38.52%             --         33.14%
5 years.......................       --           --         12.15%          --         13.42%             --            --
 Annualized...................       --           --          2.32%          --          2.55%             --            --
10 years(h)...................       --           --        121.35%          --         72.44%             --            --
 Annualized...................       --           --          8.27%          --          5.60%             --            --
10 years(j)...................       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Since portfolio inception in
 Account B....................    94.30%(c)    25.51%(d)        --         6.70%(d)        --           31.92%(e)     42.03%(c)
 Annualized...................    15.28%        9.86%           --         2.72%           --              --          7.80%
Since portfolio inception (a).       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Current Yield(k)..............

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 5/3/94.
(c)Inception date of 4/30/99.
(d)Inception date of 7/31/01.
(e)Inception date of 5/1/03.
(f)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(h)10 year return for this division in Account B.
(j)10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
(k)For the seven-day period ended December 31, 2003, the Money Market Portfolio's yield was 1.11% and was equivalent to a compound effective yield of 1.12%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(l)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

                                       Capital    T. Rowe
   Janus                               Guardian    Price
  Capital      Growth    Large Cap     Domestic    Equity    Index 500   Asset               High Yield   Select
Appreciation   Stock     Core Stock     Equity     Income      Stock   Allocation   Balanced    Bond       Bond
  Division    Division    Division     Division   Division   Division   Division    Division  Division   Division
-----------------------------------------------------------------------------------------------------------------
      --       13.71%       18.59%     28.49%         --       22.78%    15.32%       12.80%   23.38%      0.85%
      --       (9.28%)     (22.78%)       --          --       (8.54%)      --        10.25%   17.51%     33.82%
      --       (1.93%)      (5.04%)       --          --       (1.77%)      --         1.97%    3.28%      6.00%
      --          --           --         --          --      161.74%       --       123.61%      --      83.53%
      --          --           --         --          --       10.10%       --         8.38%      --       6.26%
      --          --           --         --          --      161.83%       --       123.97%      --      84.64%
      --          --           --         --          --       10.10%       --         8.40%      --       6.32%
   14.78%(e)  134.90%(b)    91.24%(b)  (1.61%)(d)  18.36%(e)      --      0.70%(d)       --    88.84%(b)     --
      --        9.24%        6.94%     (0.67%)        --          --      0.29%          --     6.80%        --
      --          --           --         --          --          --        --           --       --         --
      --          --           --         --          --          --        --           --       --         --

-----------------------------------------------------------------------------------------------------------------
      --       13.00%       17.86%     27.70%         --       22.02%    14.60%       12.10%   22.61%      0.22%
      --      (10.21%)     (23.55%)       --          --       (9.47%)      --         9.17%   16.32%     32.44%
      --       (2.13%)      (5.23%)       --          --       (1.97%)      --         1.77%    3.07%      5.78%
      --          --           --         --          --      157.96%       --       120.33%      --      80.78%
      --          --           --         --          --        9.94%       --         8.22%      --       6.10%
      --          --           --         --          --      157.90%       --       120.63%      --      81.87%
      --          --           --         --          --        9.94%       --         8.23%      --       6.16%
   14.11%(e)  131.60%(b)    88.49%(b)  (2.35%)(d)  17.66%(e)      --     (0.05%)(d)      --    86.12%(b)     --
      --        9.08%        6.78%     (0.98%)        --          --     (0.02%)         --     6.64%        --
      --          --           --         --          --          --        --           --       --         --
      --          --           --         --          --          --        --           --       --         --

-----------------------------------------------------------------------------------------------------------------
      --       17.29%       22.33%     32.54%         --       26.65%    18.95%       16.35%   27.27%      4.03%
      --      (10.02%)     (23.39%)       --          --       (9.28%)      --         9.38%   16.55%     32.75%
      --       (2.09%)      (5.19%)       --          --       (1.93%)      --         1.81%    3.11%      5.83%
      --          --           --         --          --      147.37%       --       111.14%      --      73.42%
      --          --           --         --          --        9.48%       --         7.76%      --       5.66%
      --          --           --         --          --      147.35%       --       111.59%      --      74.42%
      --          --           --         --          --        9.48%       --         7.78%      --       5.72%
   18.79%(e)  122.73%(b)    81.29%(b)   0.10%(d)   22.49%(e)      --      2.46%(d)       --    78.99%(b)     --
      --        8.64%        6.35%      0.04%         --          --      1.01%          --     6.21%        --
      --          --           --         --          --          --        --           --       --         --
      --          --           --         --          --          --        --           --       --         --

 Performance Summary, continued  as of December 31, 2003

Front Load Contract (Series QQ)


                                                             Russell      Russell     Russell                  Russell
                                     Money   Fidelity VIP  Multi-Style   Aggressive     Non-      Russell    Real Estate
Total return(l) at unit value (as    Market    Mid Cap       Equity        Equity       U.S.     Core Bond   Securities
of 12/31/03)                        Division   Division     Division      Division    Division   Division     Division
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (3.23%)        --        23.18%       39.19%     32.67%        1.47%       31.17%
5 years............................  12.32%         --           --           --         --           --           --
 Annualized........................   2.35%         --           --           --         --           --           --
10 years(h)........................  41.74%         --           --           --         --           --           --
 Annualized........................   3.55%         --           --           --         --           --           --
10 years(j)........................  41.69%         --           --           --         --           --           --
 Annualized........................   3.55%         --           --           --         --           --           --
Since division inception in
 Account B.........................     --       34.66%(f)   (24.54%)(g)   19.35%(g)  (7.30%)(g)   27.40%(g)    70.57%(c)
 Annualized........................     --          --        (5.85%)       3.86%     (1.61%)       5.32%       12.11%
Since portfolio inception(a).......     --      130.98%(f)    34.61%(g)    54.21%(g)  10.65%(g)    49.00%(g)       --
 Annualized........................     --       18.19%        4.34%        6.39%      1.46%        5.87%          --
Current Yield(k)...................   1.11%

Front Load Contract (Series RR)
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (3.82%)        --        22.42%       38.32%     31.85%        0.84%       30.36%
5 years............................  11.17%         --           --           --         --           --           --
 Annualized........................   2.14%         --           --           --         --           --           --
10 years(h)........................  39.57%         --           --           --         --           --           --
 Annualized........................   3.39%         --           --           --         --           --           --
10 years(j)........................  39.57%         --           --           --         --           --           --
 Annualized........................   3.39%         --           --           --         --           --           --
Since portfolio inception in
 Account B.........................     --       33.87%(f)   (25.29%)(g)   18.18%(g)  (8.22%)(g)   26.16%(g)    68.94%(c)
 Annualized........................     --          --        (6.05%)       3.64%     (1.82%)       5.10%       11.88%
Since portfolio inception(a).......     --      128.65%(f)    32.99%(g)    52.35%(g)   9.32%(g)    47.21%(g)       --
 Annualized........................     --       17.95%        4.16%        6.20%      1.28%        5.68%          --
Current Yield(k)...................   1.11%

Back Load Contract Without Surrender (Series QQ/RR)
-------------------------------------------------------------------------------------------------------------------------
1 year.............................  (0.17%)        --        27.07%       43.58%     36.86%        4.67%       35.31%
5 years............................  11.39%         --           --           --         --           --           --
 Annualized........................   2.18%         --           --           --         --           --           --
10 years(h)........................  33.87%         --           --           --         --           --           --
 Annualized........................   2.96%         --           --           --         --           --           --
10 years(j)........................  33.86%         --           --           --         --           --           --
 Annualized........................   2.96%         --           --           --         --           --           --
Since portfolio inception in
 Account B.........................     --       39.36%(f)   (24.92%)(g)   18.76%(g)  (7.74%)(g)   26.77%(g)    69.79%(c)
 Annualized........................     --          --        (5.95%)       3.75%     (1.71%)       5.21%       12.00%
Since portfolio inception(a).......     --       42.54%(f)    29.26%(g)    45.79%(g)  39.07%(g)     6.83%(g)       --
 Annualized........................     --        7.33%        3.74%        5.54%      4.83%        0.95%          --
Current Yield(k)...................   1.11%

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 5/3/94.
(c)Inception date of 4/30/99.
(d)Inception date of 7/31/01.
(e)Inception date of 5/1/03.
(f)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(h)10 year return for this division in Account B.
(j)10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
(k)For the seven-day period ended December 31, 2003, the Money Market Portfolio's yield was 1.11% and was equivalent to a compound effective yield of 1.12%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(l)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

 Performance Summary, continued  as of December 31, 2003

Back Load Contract With Surrender (Series QQ)

                                                                                      Franklin
                                              T. Rowe                                 Templeton   AllianceBernstein
Total return(l)                 Small Cap   Price Small   Aggressive  International International      Mid Cap      Index 400
with surrender charge          Growth Stock  Cap Value   Growth Stock    Growth        Equity           Value         Stock
(as of 12/31/03)                 Division    Division      Division     Division      Division        Division      Division
-------------------------------------------------------------------------------------------------------------------------------
1 year........................    23.21%       25.28%        14.96%       29.06%        30.52%             --         25.14%
5 years.......................       --           --          8.15%          --          9.44%             --            --
 Annualized...................       --           --          1.58%          --          1.82%             --            --
10 years(h)...................       --           --        121.35%          --         72.44%             --            --
 Annualized...................       --           --          8.27%          --          5.60%             --            --
10 years(j)...................       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Since division inception in
 Account B....................    90.31%(c)    19.50%(d)        --         0.73%(d)        --           23.92%(e)     38.01%(c)
 Annualized...................    14.77%        7.65%           --         0.30%           --              --          7.14%
Since portfolio inception(a)..       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Current Yield(k)..............

Back Load Contract With Surrender (Series RR)
-------------------------------------------------------------------------------------------------------------------------------
1 year........................    25.21%       27.28%        16.96%       31.06%        32.52%             --         27.14%
5 years.......................       --           --          8.15%          --          9.44%             --            --
 Annualized...................       --           --          1.58%          --          1.82%             --            --
10 years(h)...................       --           --        121.35%          --         72.44%             --            --
 Annualized...................       --           --          8.27%          --          5.60%             --            --
10 years(j)...................       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Since division inception in
 Account B....................    90.31%(c)    19.50%(d)        --         0.73%(d)        --           25.92%(e)     38.01%(c)
 Annualized...................    14.77%        7.65%           --         0.30%           --              --          7.14%
Since portfolio inception(a)..       --           --            --           --            --              --            --
 Annualized...................       --           --            --           --            --              --            --
Current Yield(k)..............

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 5/3/94.
(c)Inception date of 4/30/99.
(d)Inception date of 7/31/01.
(e)Inception date of 5/1/03.
(f)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(h)10 year return for this division in Account B.
(j)10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
(k)For the seven-day period ended December 31, 2003, the Money Market Portfolio's yield was 1.11% and was equivalent to a compound effective yield of 1.12%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(l)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

 Performance Summary, continued  as of December 31, 2003

Back Load Contract With Surrender (Series QQ)

                                                                            Capital    T. Rowe
                                         Janus                   Large      Guardian    Price
Total return(l)                         Capital      Growth     Cap Core    Domestic    Equity    Index 500   Asset
with surrender charge                 Appreciation   Stock       Stock       Equity     Income      Stock   Allocation
(as of 12/31/03)                        Division    Division    Division    Division   Division   Division   Division
------------------------------------------------------------------------------------------------------------------------
1 year...............................       --        9.29%      14.33%     24.54%         --       18.65%    10.95%
5 years..............................       --      (14.04%)    (27.43%)       --          --      (13.28%)      --
  Annualized.........................       --       (2.98%)     (6.21%)       --          --       (2.81%)      --
10 years(h)..........................       --          --          --         --          --      147.37%       --
  Annualized.........................       --          --          --         --          --        9.48%       --
10 years(j)..........................       --          --          --         --          --      147.35%       --
  Annualized.........................       --          --          --         --          --        9.48%       --
Since division inception in Account B    10.79%(e)  122.73%(b)   81.29%(b)  (5.89%)(d)  14.49%(e)      --     (3.54%)(d)
  Annualized.........................       --        8.64%       6.35%     (2.48%)        --          --     (1.48%)
Since portfolio inception(a).........       --          --          --         --          --          --        --
  Annualized.........................       --          --          --         --          --          --        --
Current Yield(k).....................

Back Load Contract With Surrender (Series RR)
------------------------------------------------------------------------------------------------------------------------
1 year...............................       --       11.29%      16.33%     26.54%         --       20.65%    12.95%
5 years..............................       --      (14.04%)    (27.43%)       --          --      (13.28%)      --
  Annualized.........................       --       (2.98%)     (6.21%)       --          --       (2.81%)      --
10 years(h)..........................       --          --          --         --          --      147.37%       --
  Annualized.........................       --          --          --         --          --        9.48%       --
10 years(j)..........................       --          --          --         --          --      147.35%       --
  Annualized.........................       --          --          --         --          --        9.48%       --
Since division inception in Account B    12.79%(e)  122.73%(b)   81.29%(b)  (5.89%)(d)  16.49%(e)      --     (3.54%)(d)
  Annualized.........................       --        8.64%       6.35%     (2.48%)        --          --     (1.48%)
Since portfolio inception(a).........       --          --          --         --          --          --        --
  Annualized.........................       --          --          --         --          --          --        --
Current Yield(k).....................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4% for the Series QQ and 4.5% for the Series RR; figures for the Series QQ Back Load contract with a surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum of 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance for other separate accounts will differ.

(a)Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
(b)Inception date of 5/3/94.
(c)Inception date of 4/30/99.
(d)Inception date of 7/31/01.
(e)Inception date of 5/1/03.
(f)Inception date of this division in the Account B was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(h)10 year return for this division in Account B.
(j)10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
(k)For the seven-day period ended December 31, 2003, the Money Market Portfolio's yield was 1.11% and was equivalent to a compound effective yield of 1.12%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(l)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.


                                                      Russell      Russell     Russell                   Russell
         High Yield   Select   Money    Fidelity    Multi-Style   Aggressive     Non-       Russell    Real Estate
Balanced    Bond       Bond    Market  VIP Mid Cap    Equity        Equity       U.S.      Core Bond   Securities
Division  Division   Division Division  Division     Division      Division    Division    Division     Division
-------------------------------------------------------------------------------------------------------------------
   8.35%   19.27%     (3.97%)  (8.17%)       --        19.07%       35.58%      28.86%       (3.33%)      27.31%
   5.36%   12.54%     28.73%    7.41%        --           --           --          --           --           --
   1.05%    2.39%      5.18%    1.44%        --           --           --          --           --           --
 111.14%      --      73.42%   33.87%        --           --           --          --           --           --
   7.76%      --       5.66%    2.96%        --           --           --          --           --           --
 111.59%      --      74.42%   33.86%        --           --           --          --           --           --
   7.78%      --       5.72%    2.96%        --           --           --          --           --           --
     --    78.99%(b)     --       --      31.36%(f)   (28.89%)(g)   14.75%(g)  (11.75%)(g)   22.77%(g)    65.79%(c)
     --     6.21%        --       --         --        (7.04%)       2.99%      (2.64%)       4.49%       11.43%
     --       --         --       --     126.01%(f)    28.86%(g)    47.92%(g)    5.57%(g)    42.86%(g)       --
     --       --         --       --      17.68%        3.69%        5.76%       0.78%        5.23%          --
                                1.11%

-------------------------------------------------------------------------------------------------------------------
  10.35%   21.27%     (1.97%)  (6.17%)       --        21.07%       37.58%      30.86%       (1.33%)      29.31%
   5.36%   12.54%     28.73%    7.41%        --           --           --          --           --           --
   1.05%    2.39%      5.18%    1.44%        --           --           --          --           --           --
 111.14%      --      73.42%   33.87%        --           --           --          --           --           --
   7.76%      --       5.66%    2.96%        --           --           --          --           --           --
 111.59%      --      74.42%   33.86%        --           --           --          --           --           --
   7.78%      --       5.72%    2.96%        --           --           --          --           --           --
     --    78.99%(b)     --       --      33.36%(f)   (28.89%)(g)   14.75%(g)  (11.75%)(g)   22.77%(g)    65.79%(c)
     --     6.21%        --       --         --        (7.04%)       2.99%      (2.64%)       4.49%       11.43%
     --       --         --       --     126.01%(f)    28.86%(g)    47.92%(g)    5.57%(g)    42.86%(g)       --
     --       --         --       --      17.68%        3.69%        5.76%       0.78%        5.23%          --
                                1.11%

 Guaranteed Interest Fund (GIF)


--------------------------------------------------------------------------------

Description:                                                                                        Net Assets:
Amounts you invest in the Guaranteed Interest        Each purchase payment or amount transferred to $432 million
Fund earn interest at rates we declare from time to  the GIF becomes part of Northwestern Mutual's
time. We will guarantee the interest rate for each   general assets, which are all of the Company's
amount for at least one year. The interest rate will assets except those held in separate accounts.
be at an annual effective rate of the minimum
guaranteed rate for the state of issue, which is in  The GIF is ONLY available in the Front-Load
the contract. At the expiration of the period for    design in NJ, OR, WA, and the GIF is NOT
which we guarantee the interest rate, we will        available in MA.
declare a new interest rate. We credit interest and
compound it daily.

                           RR Series Historic Rates+
     -----------------------------------------------------------------------------------------
                            Front-End                         Back-End
                            ---------                         --------
                   New Money            Renewal         New Money            Renewal
                     Rate                Rate             Rate                Rate
               -------------------------------------------------------------------------------
               *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed *Minimum Guaranteed
     Beginning -------------------------------------------------------------------------------
     of Month  1.5%    2.25% 3.00% 1.5%    2.25% 3.00% 1.5%      3.0%      1.5%      3.0%
     -         -------------------------------------------------------------------------------
      12/1/03  2.45%   2.45% 3.00% 2.70%   2.70% 3.00% 1.70%     3.00%     1.95%     3.00%
      11/1/03  2.65%   2.65% 3.00% 2.90%   2.90% 3.00% 1.90%     3.00%     2.15%     3.00%
      10/1/03  2.30%   2.30% 3.00% 2.55%   2.55% 3.00% 1.55%     3.00%     1.80%     3.00%
       9/1/03  2.70%   2.70% 3.00%  --      --   3.00% 1.95%     3.00%      --       3.00%
       8/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       7/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       6/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       5/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       4/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       3/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
       2/1/03   --      --   3.00%  --      --   3.10%  --       3.00%      --       3.00%
       1/1/03   --      --   3.00%  --      --   3.00%  --       3.00%      --       3.00%
     -----------------------------------------------------------------------------------------

+ These rates do not reflect the $30 annual contract fee. The maximum transfer amount from the GIF to a variable fund can not be less than $1,000 or greater than $50.000. The limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. For contracts issued prior to September 2, 2003, or pending state approval, investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent. Contractual minimum rates vary by state.
* The "MINIMUM GUARANTEED" could range from 1.5% to at least 3.0% depending on your state. Please consult with your Financial Representative or call the Customer Service Line at 1-888-455-2232 to get the current GIF interest rate in your state.

                                    [GRAPHIC]




                Annual Report December 31, 2003
[LOGO] Northwestern Mutual(R)

          ---------------------------------------------------------

                Northwestern Mutual Series Fund, Inc.

                A Series Fund Offering Eighteen Portfolios

                . Small Cap Growth Stock Portfolio
                . T. Rowe Price Small Cap Value Portfolio
                . Aggressive Growth Stock Portfolio
                . International Growth Portfolio
                . Franklin Templeton International Equity Portfolio . AllianceBernstein Mid Cap Value Portfolio
                . Index 400 Stock Portfolio
                . Janus Capital Appreciation Portfolio
                . Growth Stock Portfolio
                . Large Cap Core Stock Portfolio
                . Capital Guardian Domestic Equity Portfolio
                . T. Rowe Price Equity Income Portfolio
                . Index 500 Stock Portfolio
                . Asset Allocation Portfolio
                . Balanced Portfolio
                . High Yield Bond Portfolio
                . Select Bond Portfolio
                . Money Market Portfolio

                     Northwestern Mutual Series Fund, Inc.

                               Table of Contents


          Series Fund Objectives and Schedules of Investments

              Small Cap Growth Stock Portfolio...................   1

              T. Rowe Price Small Cap Value Portfolio............   4

              Aggressive Growth Stock Portfolio..................   8

              International Growth Portfolio.....................  11

              Franklin Templeton International Equity Portfolio..  15

              AllianceBernstein Mid Cap Value Portfolio..........  19

              Index 400 Stock Portfolio..........................  22

              Janus Capital Appreciation Portfolio...............  28

              Growth Stock Portfolio.............................  30

              Large Cap Core Stock Portfolio.....................  33

              Capital Guardian Domestic Equity Portfolio.........  36

              T. Rowe Price Equity Income Portfolio..............  39

              Index 500 Stock Portfolio..........................  42

              Asset Allocation Portfolio.........................  49

              Balanced Portfolio.................................  60

              High Yield Bond Portfolio..........................  72

              Select Bond Portfolio..............................  78

              Money Market Portfolio.............................  84

          Report of Independent Auditors.........................  87

          Statements of Assets and Liabilities...................  88

          Statements of Operations...............................  90

          Statement of Changes in Net Assets.....................  92

          Financial Highlights................................... 101

          Notes to Series Fund Financial Statements.............. 110

          Director and Officer Information....................... 116

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $367 million
capital                           investing in companies with potential for rapid growth.

The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

In 2003, a very good year for small cap stocks, the Small Cap Portfolio had a return of 33.06%, compared with 38.77% for the S&P 600 Index and 47.27% for the Russell 2000 Index. Because the S&P 600 and Russell 2000 indexes are unmanaged indexes, their returns do not reflect the deduction of fees that exist with managed portfolios. The underperformance relative to the indexes resulted from a combination of industry weights and stock selection. Most significantly, it reflects the Portfolio's emphasis on financially sound, profitable small cap stocks with predictable future earnings streams, at a time when lower quality issues were performing best.

While the Portfolio's performance suffered from underweights in sectors that performed especially well, such as industrials, materials and health care, stock selection within those sectors was a more significant factor in performance. In the industrials sector, many of the Portfolio's largest holdings are service companies such as Strayer Education and The Corporate Executive Board, which were up, but not as much as stocks in the heavy industry category. Similarly, in the health care sector, the Portfolio's emphasis is on service providers such as Patterson Dental and Renal Care, but the real strength was in biotechnology.

The Portfolio was underweighted in the very strong Information Technology sector through most of the year, but was overweighted at year end, reflecting strong performance of some holdings such as Digital Insight, Cognizant Technology, UTStarcom and Brooks Automation, and the addition of new names including SupportSoft, Plexus, Electronics for Imaging, and Intrado.

                                    [CHART]

                           Sector Allocation 12/31/03

                         Industrials                 17%
                         Energy                       4%
                         Financials                   3%
                         Materials                    4%
                         Short-Term Investments       6%
                         Consumer                    21%
                         Other Holdings               2%
                         Health Care                 15%
                         Information Technology      28%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings (IPO's) had a significant impact on its since inception performance. There can be no assurance that IPO's will continue to have a positive affect on the Portfolio's performance.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03


Company                           % of Total Net Assets
Minerals Technologies, Inc.               2.1%
Amphenol Corp. - Class A                  2.1%
Investors Financial Services Corp.        2.1%
The Corporate Executive Board Co.         2.0%
iShares Russell 2000 Index                1.9%
Brooks Automation, Inc.                   1.9%
Education Management Corp.                1.8%
Getty Images, Inc.                        1.8%
Orient-Express Hotel, Ltd. - Class A      1.7%
DaVita, Inc.                              1.7%


                                    [CHART]

                              Relative Performance

               Small Cap
             Growth Stock       S&P 600      Russell 2000
               Portfolio         Index          Index
             ------------      --------      ------------
 4/99          $10,000         $10,000         $10,000
12/99           18,611          11,586          11,778
12/00           19,860          12,954          11,435
12/01           19,113          13,802          11,736
12/02           15,591          11,782           9,335
12/03           20,746          16,350          13,747


                          Average Annual Total Return
                       For Periods Ended December 31, 2003
                                                    Since
                                     1 Year       Inception*
Small Cap Growth Stock Portfolio     33.06%        16.91%
S&P 600 Index                        38.77%        11.09%
Russell 2000 Index                   47.27%         7.05%

*inception date of 4/30/99

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2003, the 600 companies in the composite had median market capitalization of $624.8 million and total market value of $439.8 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,477 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The index had a total market capitalization range of approximately $1.2 billion to $117 million.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (93.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (19.5%)
            Aaron Rents, Inc.                      271,895   5,473
            *Alliance Gaming Corp.                 122,100   3,010
            *AnnTaylor Stores Corp.                160,100   6,244
            *Coach, Inc.                            90,100   3,401
            *Cumulus Media, Inc. -- Class A        150,100   3,302
            *Digital Theater Systems, Inc.          72,500   1,790
            Fred's, Inc.                           112,725   3,492
            *Getty Images, Inc.                    129,050   6,470
            *The Gymboree Corp.                    157,800   2,719
            *O'Reilly Automotive, Inc.             129,800   4,979
            *Orient-Express Hotel, Ltd. -- Class A 388,350   6,381
            Polaris Industries, Inc.                37,900   3,357
            *Scholastic Corp.                       63,500   2,162
            *Sharper Image Corp.                    88,700   2,896
            *The Sports Authority, Inc.            129,700   4,980
            Station Casinos, Inc.                  129,050   3,953
            Thor Industries, Inc.                   74,300   4,177
            *WMS Industries, Inc.                   98,600   2,583
                                                            ------
                Total                                       71,369
                                                            ------

            Consumer Staples (1.7%)
            *Peet's Coffee & Tea, Inc.             163,600   2,848
            *United Natural Foods, Inc.             91,300   3,279
                                                            ------
                Total                                        6,127
                                                            ------

            Energy (3.5%)
            *Grant Prideco, Inc.                   349,800   4,554
            *National-Oilwell, Inc.                154,850   3,462
            *Patterson-UTI Energy, Inc.            144,300   4,751
                                                            ------
                Total                                       12,767
                                                            ------

            Financials (3.0%)
            Investors Financial Services Corp.     197,650   7,591
            National Financial Partners Corp.      121,400   3,345
                                                            ------
                Total                                       10,936
                                                            ------

            Health Care (14.5%)
            *AmSurg Corp.                          118,500   4,490
            *Bio-Rad Laboratories, Inc. Class A     31,600   1,822
            *Bradley Pharmaceuticals, Inc.          74,600   1,897
            *Cerner Corp.                           87,700   3,319
            *DaVita, Inc.                          163,500   6,377
            *Patterson Dental Co.                   53,500   3,433
            *Pediatrix Medical Group, Inc.          88,000   4,848
            *Province Healthcare Co.               241,925   3,871
            *Psychiatric Solutions, Inc.            94,200   1,969
            *Renal Care Group, Inc.                 45,900   1,891
            *ResMed Inc.                           118,000   4,902
            *Respironics, Inc.                      96,150   4,335
            Select Medical Corp.                   243,600   3,966
            *Ventana Medical Systems, Inc.         110,200   4,342
            *Wright Medical Group, Inc.             60,100   1,829
                                                            ------
                Total                                       53,291
                                                            ------

                                                   Shares/   Value
            Common Stock (93.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Industrials (17.4%)
            C.H. Robinson Worldwide, Inc.          110,850    4,202
            *The Corporate Executive Board Co.     159,500    7,445
            *Corrections Corp. of America           90,650    2,613
            *Education Management Corp.            213,700    6,633
            *EGL, Inc.                             144,100    2,530
            *Knight Transportation, Inc.           240,252    6,162
            *Kroll, Inc.                           119,800    3,115
            *Marlin Business Services Inc.         158,400    2,756
            MSC Industrial Direct Co., Inc. --
             Class A                               179,500    4,936
            *Pacer International, Inc.             247,850    5,012
            *Portfolio Recovery Associates, Inc.    74,905    1,989
            *Resources Connection, Inc.            177,600    4,850
            *School Specialty, Inc.                 52,800    1,796
            Strayer Education, Inc.                 42,500    4,625
            *Tetra Tech, Inc.                      121,475    3,020
            *Universal Technical Institute, Inc.    67,700    2,031
                                                            -------
                Total                                        63,715
                                                            -------

            Information Technology (28.1%)
            *Amphenol Corp. -- Class A             119,850    7,663
            Autodesk, Inc.                         181,950    4,472
            *Brooks Automation, Inc.               285,908    6,911
            *CACI International, Inc. -- Class A    71,550    3,479
            *Cognizant Technology Solutions Corp.  138,800    6,335
            *Cree, Inc.                            203,300    3,596
            *Digital Insight Corp.                 192,700    4,798
            *Electronics for Imaging, Inc.         149,500    3,890
            *EMC Corp.                             115,743    1,495
            *Entegris, Inc.                        310,300    3,987
            *EPIQ Systems, Inc.                    107,250    1,837
            *eSPEED, Inc.                          120,200    2,814
            *Euronet Worldwide, Inc.               135,700    2,443
            *Fargo Electronics, Inc.               145,400    1,849
            *Hyperion Solutions Corp.               45,650    1,376
            *Inforte Corp.                         244,900    2,030
            *Intrado, Inc.                         181,500    3,984
            *MKS Instruments, Inc.                 202,150    5,862
            *Neoware Systems, Inc.                 144,500    1,980
            *Netgear, Inc.                         121,000    1,935
            *NetScreen Technologies, Inc.           58,200    1,440
            *O2Micro International, Ltd.           281,550    6,338
            *Plexus Corp.                           94,300    1,619
            *SigmaTel, Inc.                         61,978    1,530
            *SupportSoft, Inc.                     139,800    1,838
            *Tollgrade Communications, Inc.        288,250    5,053
            *UTStarcom, Inc.                        88,000    3,262
            *Varian, Inc.                          130,550    5,448
            *Verint Systems, Inc.                  107,500    2,425
            *Westell Technologies, Inc. -- Class A 274,500    1,732
                                                            -------
                Total                                       103,421
                                                            -------

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


                                                    Shares/    Value
         Common Stock (93.7%)                        $ Par   $ (000's)
         -------------------------------------------------------------

         Materials (4.1%)
         Airgas, Inc.                                211,050    4,533
         Minerals Technologies, Inc.                 131,200    7,774
         *Silgan Holdings, Inc.                       62,400    2,658
                                                              -------
             Total                                             14,965
                                                              -------

         Other Holdings (1.9%)
         *iShares Russell 2000 Index Fund             62,500    6,925
                                                              -------
             Total                                              6,925
                                                              -------

             Total Common Stock
              (Cost: $289,842)                                343,516
                                                              -------

         Money Market Investment (6.3%)
         -------------------------------------------------------------

         Banks (1.0%)
         UBS Finance Delaware LLC,
          0.95%, 1/2/04                            3,600,000    3,600
                                                              -------
             Total                                              3,600
                                                              -------

         Federal Government and Agencies (1.2%)
         (b)Federal National Mortgage Association,
          1.075%, 2/4/04                           4,500,000    4,495
                                                              -------
             Total                                              4,495
                                                              -------

         Personal Credit Institutions (2.7%)
         (b)Preferred Receivable Funding,
          1.08%, 1/28/04                           5,000,000    4,996
         (b)Toyota Motor Credit Corp,
          1.02%, 2/6/04                            5,000,000    4,995
                                                              -------
             Total                                              9,991
                                                              -------

                                                  Shares/    Value
            Money Market Investment (6.3%)         $ Par   $ (000's)
            --------------------------------------------------------

            Short Term Business Credit (1.4%)
            Transamerica Financial,
             1.05%, 1/16/04                      5,000,000    4,998
                                                            -------
                Total                                         4,998
                                                            -------

                Total Money Market Investment
                 (Cost: $23,084)                             23,084
                                                            -------

                Total Investments (100.0%)
                 (Cost $312,926)(a)                         366,600
                                                            -------

                Other Assets, Less Liabilities (0.0%)            12
                                                            -------

                Total Net Assets (100.0%)                   366,612
                                                            -------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $314,932 and the net unrealized appreciation of investments based on that cost was $51,668 which is comprised of $59,511 aggregate gross unrealized appreciations and $7,843 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                      Unrealized
                                                     Appreciation/
                                Number of Expiration Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             -----------------------------------------------------
             Russell 2000 Index
              Futures              31       03/04        $(79)
             (Total Notional
              Value at 12/31/03
              $8,715)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                               Small Cap Growth Stock Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                               Net Assets:
Long-term growth of capital Invest in small companies whose common stocks are $122 million believed to be undervalued.

The T. Rowe Price Small Cap Value Portfolio generally invests in companies with market capitalization of $1 billion or less whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The Portfolio has typically held stocks with average market capitalization somewhat smaller than the Russell 2000 Index, as consideration of smaller companies often makes it possible to invest in higher quality companies without paying a premium. The average price/earnings ratio of stocks in the Portfolio is generally close to that of the Index, but quality measures such as return on equity and financial strength are higher. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

In 2003, a year in which small cap stocks were the best performing category of equities, the T. Rowe Price Small Cap Value Portfolio had a return of 35.15%, compared with 38.77% for the S&P 600 Index and 47.27% for the Russell 2000 Index. Returns of the two indexes do not reflect the deduction of fees that exist with a managed portfolio. The Portfolio's return was below that of the benchmarks largely because of an underweighted position in the riskier sectors of the small cap universe. The Portfolio owns less than the benchmark in technology and health care, as well as higher beta, unprofitable companies that recovered the most significantly this year.

The Portfolio's purchases and sales were greatly influenced by the market's volatile swings. We opportunistically added to companies in areas where we saw relative value and those that are leveraged to an economic recovery. The two largest purchases over the past 12 months were Kirby Corporation and FTI Consulting. Kirby conducts operations in marine transportation and diesel engine services and is one of the largest barge operators in the U.S. The company is an attractive investment since it is a direct beneficiary of an industrial recovery, and is relatively cheap on a fundamental basis. FTI is a consulting services firm specializing in advice for distressed companies, creditors, and the stakeholders of companies involved in bankruptcy or restructuring initiatives. Thanks to a recent acquisition, revenue and net income increased substantially in 2003.

                                    [CHART]

Sector Allocation 12/31/03

Materials                    9%
Energy                       7%
Information Technology      10%
Other Holdings               1%
Health Care                  5%
Utilities                    4%
Short-Term Investments       4%
Financials                  22%
Consumer                    21%
Industrials                 17%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

              Top 10 Equity Holdings 12/31/03

Company                                     % of Total Net Assets
Ruby Tuesday, Inc.                                   2.0%
Landstar System, Inc.                                1.8%
Texas Regional Bancshares, Inc. - Class A            1.6%
Silicon Valley Bancshares                            1.3%
Matthews International Corp. - Class A               1.3%
ProAssurance Corp.                                   1.3%
East West Bancorp, Inc.                              1.3%
Fred's, Inc.                                         1.2%
Brown & Brown, Inc.                                  1.2%
Triad Guaranty, Inc.                                 1.2%


                                    [CHART]

                              Relative Performance

          T. Rowe Price
            Small Cap         S&P 600      Russell 2000
         Value Portfolio       Index          Index
         ---------------      -------      ------------
 7/01        $10,000          $10,000       $10,000
12/01         10,176           10,144        10,200
12/02          9,608            8,069         8,708
12/03         12,985           11,883        12,084


Average Annual Total Return
For Periods Ended December 31, 2003
                                                            Since
                                              1 Year      Inception*
T. Rowe Price Small Cap Value Portfolio       35.15%        11.40%
S&P 600 Index                                 38.77%         8.14%
Russell 2000 Index                            47.27%         7.34%

*inception date of 7/31/01


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $3.7 billion; the median market capitalization was $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The index had a total market capitalization range of approximately $1.2 billion to $117 million.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 select common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2003, the 600 companies in the composite had median market capitalization of $624.8 million and total market value of $439.8 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,477 equities. The benchmark for this Portfolio was changed from the Russell 2000 to the S&P 600 Index in May 2003 to better align the Portfolio's benchmark with the small-cap value stocks in which it invests.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (95.7%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (18.0%)
          Aaron Rents, Inc.                           64,100   1,290
          Aaron Rents, Inc. -- Class A                 3,150      58
          Brunswick Corp.                              5,700     181
          *Cablevision Systems Corp.                  15,100     353
          *Cox Radio Inc. -- Class A                   5,000     126
          CSS Industries, Inc.                        28,300     878
          *Culp, Inc.                                 28,100     306
          Dillard's, Inc. -- Class A                  13,100     216
          Dow Jones & Co., Inc.                        5,900     294
          Eastman Kodak Co.                            4,100     105
          Fred's, Inc.                                46,950   1,455
          The Gap, Inc.                                5,200     121
          Hancock Fabrics, Inc.                       36,600     530
          Hasbro, Inc.                                 4,800     102
          Haverty Furniture Companies, Inc.           65,100   1,293
          *Journal Register Co.                       32,600     675
          *Kmart Holding Corp.                         2,900      69
          *Lamar Advertising Co. -- Class A            6,800     254
          Matthews International Corp. -- Class A     53,200   1,574
          Meredith Corp.                               3,800     185
          The New York Times Co. -- Class A            4,100     196
          Newell Rubbermaid, Inc.                     14,500     330
          Pearson PLC-Sponsored ADR                   18,700     210
          *RARE Hospitality International, Inc.       53,550   1,309
          Reuters Group PLC-Spons ADR                 11,600     294
          Ruby Tuesday, Inc.                          83,500   2,379
          *Saga Communications, Inc. -- Class A       56,800   1,053
          *Scholastic Corp.                           10,700     364
          *SCP Pool Corp.                             34,050   1,113
          *Sinclair Broadcast Group, Inc. -- Class A  16,500     246
          Skyline Corp.                               22,700     792
          Stanley Furniture Co., Inc.                 19,500     614
          *Stein Mart, Inc.                           92,320     761
          *Tbc Corp.                                  51,600   1,332
          *Unifi, Inc.                               101,700     656
          The Washington Post Co. -- Class B             279     221
                                                              ------
              Total                                           21,935
                                                              ------

          Consumer Staples (2.8%)
          *American Italian Pasta Co. -- Class A      14,100     591
          Archer-Daniels-Midland Co.                  18,100     275
          Campbell Soup Co.                            8,300     222
          Casey's General Stores, Inc.                56,500     998
          ConAgra Foods, Inc.                          8,700     230
          *Costco Wholesale Corp.                      6,400     238
          H.J. Heinz Co.                               7,100     259
          *Wild Oats Markets, Inc.                    32,100     415
          Winn-Dixie Stores, Inc.                     15,900     158
                                                              ------
              Total                                            3,386
                                                              ------

                                                   Shares/   Value
            Common Stock (95.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Energy (7.0%)
            Amerada Hess Corp.                      6,600      351
            *Atwood Oceanics, Inc.                 15,200      485
            Baker Hughes, Inc.                     10,100      325
            BG Group PLC-Sponsored ADR              4,800      125
            Carbo Ceramics, Inc.                   16,500      846
            Diamond Offshore Drilling, Inc.        26,300      539
            *Forest Oil Corp.                      38,350    1,096
            *Grant Prideco, Inc.                   25,200      328
            *Hanover Compressor Co.                11,500      128
            Kerr-McGee Corp.                        5,300      246
            *Lone Star Technologies, Inc.          20,500      328
            *Magnum Hunter Resources, Inc.         79,300      754
            Marathon Oil Corp.                      7,800      258
            *NRG Energy, Inc.-W/I                   7,100      155
            Penn Virginia Corp.                    19,750    1,100
            *Tetra Technologies, Inc.              43,750    1,061
            *W-H Energy Services, Inc.             27,900      452
                                                             -----
                Total                                        8,577
                                                             -----

            Financials (21.9%)
            Allied Capital Corp.                   48,800    1,361
            American Capital Strategies, Ltd.      18,200      541
            Apartment Investment and Management
             Co -- Class A                          5,600      193
            Bedford Property Investors, Inc.       30,000      859
            Brown & Brown, Inc.                    43,900    1,432
            Charter One Financial, Inc.             4,800      166
            Cincinnati Financial Corp.              3,600      151
            Citizens Banking Corp.                  4,900      160
            Commerce Bancshares, Inc.               4,830      237
            Community First Bankshares, Inc.       47,000    1,360
            *Conseco Inc.                          10,300      225
            East West Bancorp, Inc.                28,700    1,540
            First Financial Fund, Inc.             48,500      857
            First Republic Bank                    38,900    1,393
            Glenborough Realty Trust, Inc.         22,900      457
            The Hartford Financial Services Group,
             Inc.                                   2,500      148
            Huntington Bancshares, Inc.            11,500      259
            Innkeepers USA Trust                   58,300      488
            Janus Capital Group, Inc.              12,000      197
            Kilroy Realty Corp.                    36,900    1,208
            LaBranche & Co., Inc.                  18,000      210
            Lasalle Hotel Properties               36,100      670
            Loews Corp.                             7,100      351
            *Markel Corp.                           4,000    1,014
            National Commerce Financial Corp.       4,800      131
            Northern Trust Corp.                    5,800      269
            *Ohio Casualty Corp.                   12,100      210
            *ProAssurance Corp.                    48,600    1,561
            Protective Life Corp.                   5,900      200
            Reckson Associates Realty Corp.         2,200       53

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                    Shares/   Value
          Common Stock (95.7%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Financials continued
          SAFECO Corp.                               8,700      339
          (b)Scottish Annuity & Life Holdings, Ltd. 30,600      636
          *Silicon Valley Bancshares                44,600    1,608
          The St. Paul Companies, Inc.               7,000      278
          Sun Communities, Inc.                     28,000    1,084
          Synovus Financial Corp.                    8,300      240
          TCF Financial Corp.                        1,300       67
          Texas Regional Bancshares, Inc. --
           Class A                                  51,900    1,919
          Travelers Property Casualty Corp. --
           Class A                                  12,300      206
          *Triad Guaranty, Inc.                     28,000    1,410
          UnumProvident Corp.                       10,000      158
          Washington Real Estate Trust              24,300      710
                                                             ------
              Total                                          26,556
                                                             ------

          Health Care (5.0%)
          Aetna, Inc.                                1,700      115
          AmerisourceBergen Corp.                    4,000      225
          Analogic Corp.                             9,300      381
          *Andrx Corp.                               4,200      101
          Arrow International, Inc.                 16,130      403
          *Biogen IDEC, Inc.                         2,400       88
          *Bone Care International, Inc.            43,200      550
          *Diversa Corp.                            64,900      600
          *Exelixis, Inc.                           56,800      402
          *First Health Group Corp.                  2,700       53
          Guidant Corp.                              3,000      181
          *King Pharmaceuticals, Inc.               14,400      220
          *Laboratory Corp. of America Holdings      3,000      111
          *Lexicon Genetics, Inc.                   82,800      488
          *Lincare Holdings, Inc.                    6,800      204
          *MedImmune, Inc.                          10,700      272
          *Neighborcare, Inc.                        4,500       89
          Owens & Minor, Inc.                       56,600    1,239
          *Protein Design Labs, Inc.                 4,500       81
          *Tenet Healthcare Corp.                   11,400      183
          *Vertex Pharmaceuticals, Inc.              8,900       91
                                                             ------
              Total                                           6,077
                                                             ------

          Industrials (17.2%)
          Ameron International Corp.                16,200      562
          C&D Technologies, Inc.                    36,400      698
          *Casella Waste Systems, Inc. -- Class A   69,000      945
          CNF, Inc.                                  8,200      278
          *Dollar Thrifty Automotive Group, Inc.    22,300      578
          EDO Corp.                                 24,300      599
          Electro Rent Corp.                        61,000      814
          Equifax, Inc.                              5,000      123
          Franklin Electric Co., Inc.               21,300    1,288
          *FTI Consulting, Inc.                     37,700      881
          G & K Services, Inc. -- Class A           25,300      930
          Herman Miller, Inc.                        9,700      235
          *Hewitt Associates, Inc.                   3,800      114
          IDEX Corp.                                23,000      957
          *Insituform Technologies, Inc. -- Class A 52,700      870
          JLG Industries, Inc.                      26,700      407
          Joy Global, Inc.                           2,000       52

                                                  Shares/   Value
             Common Stock (95.7%)                  $ Par  $ (000's)
             ------------------------------------------------------

             Industrials continued
             *Kirby Corp.                          27,900     973
             *Landstar System, Inc.                58,300   2,217
             *Littelfuse, Inc.                     33,400     963
             Manpower, Inc.                         3,400     160
             McGrath Rentcorp                      24,600     670
             Nordson Corp.                         33,000   1,139
             Raytheon Co.                           9,200     276
             *Right Management Consultants, Inc.   24,100     450
             Rockwell Collins, Inc.                 7,300     219
             Ryder System, Inc.                     1,400      48
             The ServiceMaster Co.                 21,700     253
             Thomas Industries, Inc.               33,100   1,147
             UTI Worldwide, Inc.                   23,440     889
             Viad Corp.                             7,500     188
             *Waste Connections, Inc.              13,700     517
             Woodward Governor Co.                  9,400     534
                                                           ------
                 Total                                     20,974
                                                           ------

             Information Technology (9.8%)
             *Agilent Technologies, Inc.            6,200     181
             *ATMI, Inc.                           26,100     604
             AVX Corp.                             16,900     281
             *Bearingpoint, Inc.                   19,100     193
             *The BISYS Group, Inc.                17,900     266
             *BMC Software, Inc.                   19,300     360
             *Cable Design Technologies Corp.      94,500     850
             *Cadence Design Systems, Inc.         11,900     214
             CDW Corp.                              2,100     121
             *Ceridian Corp.                        9,700     203
             *Exar Corp.                           46,100     787
             Harris Corp.                           2,000      76
             Landauer, Inc.                        14,500     591
             Methode Electronics, Inc. -- Class A  24,900     305
             Molex, Inc. -- Class A                14,400     423
             *MPS Group, Inc.                     104,900     981
             *Mykrolis Corp.                       61,300     986
             *Netegrity, Inc.                      47,000     485
             *Network Associates, Inc.             15,100     227
             *Packeteer, Inc.                      62,600   1,063
             *Progress Software Corp.              44,400     908
             *SPSS, Inc.                           40,225     719
             *Systems & Computer Tech. Corp.       10,600     173
             *Tellabs, Inc.                        19,800     167
             *Websense, Inc.                       28,900     845
                                                           ------
                 Total                                     12,009
                                                           ------

             Materials (8.7%)
             Airgas, Inc.                          44,800     963
             Aptargroup, Inc.                      28,250   1,103
             Arch Chemicals, Inc.                  32,900     844
             Bowater, Inc.                          2,400     111
             Carpenter Technology Corp.            25,400     751
             Deltic Timber Corp.                   24,800     754
             Florida Rock Industries, Inc.         16,150     887
             Gibraltar Steel Corp.                 34,051     856
             Great Lakes Chemical Corp.            11,700     318

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                    Shares/   Value
          Common Stock (95.7%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Materials continued
          Harmony Gold Mining Co.-Sponsored
           ADR                                       7,500       122
          IMC Global, Inc.                          14,300       142
          Macdermid, Inc.                           17,700       606
          MeadWestvaco Corp.                         6,600       196
          *Meridian Gold, Inc.                      17,600       257
          Myers Industries, Inc.                    32,925       399
          Noranda, Inc.                              9,800       155
          Nucor Corp.                                4,700       263
          Potash Corp. of Saskatchewan, Inc.         2,850       246
          Potlatch Corp.                             8,700       302
          *Symyx Technologies, Inc.                 24,300       499
          Wausau-Mosinee Paper Corp.                64,800       876
                                                             -------
              Total                                           10,650
                                                             -------

          Telecommunication Services (0.9%)
          AT&T Corp.                                10,100       205
          *Commonwelth Telephone Enterprises, Inc.   2,500        94
          *Crown Castle International Corp.         13,000       143
          *Qwest Communications International, Inc. 54,600       236
          *Sprint Corp. (PCS Group)                 24,900       140
          Telephone And Data Systems, Inc.           4,800       301
                                                             -------
              Total                                            1,119
                                                             -------

          Utilities (4.4%)
          Black Hills Corp.                         24,200       721
          Cleco Corp.                               32,900       592
          *CMS Energy Corp.                         13,900       118
          Duke Energy Corp.                         15,700       321
          Edison International                       3,500        77
          *El Paso Electric Co.                     52,600       702
          FirstEnergy Corp.                         11,100       391
          NiSource, Inc.                            11,600       255
          Otter Tail Corp.                          18,300       489
          Pinnacle West Capital Corp.                6,700       268
          TECO Energy, Inc.                         10,300       148
          TXU Corp.                                 11,700       278
          Unisource Energy Corp.                     8,600       212
          Vectren Corp.                             24,600       606
          Xcel Energy, Inc.                          8,100       138
                                                             -------
              Total                                            5,316
                                                             -------

              Total Common Stock
               (Cost: $96,254)                               116,599
                                                             -------

                                                  Shares/    Value
           Investment Grade Bonds (0.0%)           $ Par   $ (000's)
           ---------------------------------------------------------

           Radiotelephone Communications (0.0%)
           US Cellular Corp., 0.00%, 6/15/15        45,000       22
                                                            -------
               Total                                             22
                                                            -------

           Utilities (0.0%)
           Xcel Energy Inc., 7.50%, 11/21/07
            144A                                     2,000        3
                                                            -------
               Total                                              3
                                                            -------

               Total Investment Grade Bonds
                (Cost: $26)                                      25
                                                            -------

           Money Market Investment (4.2%)
           ---------------------------------------------------------

           Other Holdings (4.2%)
           Reserve Investment Fund               5,147,099    5,147
                                                            -------

               Total Money Market Investment
                (Cost: $5,147)                                5,147
                                                            -------

               Total Investments (99.9%)
                (Cost $101,427)(a)                          121,771
                                                            -------

               Other Assets, Less Liabilities
                (0.1%)                                          173
                                                            -------

               Total Net Assets (100.0%)                    121,944
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $101,377 and the net unrealized appreciation of investments based on that cost was $20,394 which is comprised of $21,589 aggregate gross unrealized appreciations and $1,195 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures or when issued securities.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                        T. Rowe Price Small Cap Value Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $1.2 billion
capital                           investing in companies with potential for rapid growth.

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance.

In 2003, the Aggressive Growth Stock Portfolio had a return of 24.69%, compared with 35.59% for its benchmark, the S&P MidCap 400 Index. The underperformance relative to the Index resulted mainly from selection of individual names, rather than industry mix. The Portfolio's performance was hurt by its emphasis on stocks of solid, financially sound companies at a time when lower quality issues were leading the market.

The Technology sector was the strongest by far in the S&P MidCap 400 Index, up 54% for the year. The Portfolio was overweighted in technology, and many holdings such as Fiserv, Intuit, Paychex, CDW and Diebold performed well, but not as well as some more aggressive stocks. The situation was similar in Health
Care: the Index was up 46%, while our holdings including Patterson Dental, Health Management Associates and Biomet were strong, but less than the industry group.

                                    [CHART]

                           Sector Allocation 12/31/03

            Materials                                          2%
            Energy                                             6%
            Financials                                         9%
            Health Care                                        8%
            Short-Term Investments                             2%
            Consumer                                          15%
            Industrials                                       23%
            Information Technology                            35%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.
                                    [GRAPHIC]

            Top 10 Equity Holdings 12/31/03

Company                                % of Net Assets
Zebra Technologies Corp. - Class A             2.8%
Fastenal Co.                                   2.6%
Microchip Technology, Inc.                     2.3%
The Corporate Executive Board Co.              2.1%
Investors Financial Services Corp.             2.1%
Novellus Systems, Inc.                         2.0%
Praxair, Inc.                                  2.0%
Waters Corp.                                   2.0%
Jabil Circuit, Inc.                            2.0%
Graco, Inc.                                    2.0%


                                     [CHART]

                              Relative Performance

            Aggressive Growth       S&P MidCap
             Stock Portfolio        400 Index
            -----------------      -----------
12/93           $10,000             $10,000
12/94            10,540               9,641
12/95            14,682              12,622
12/96            17,281              15,047
12/97            19,677              19,898
12/98            21,164              23,696
12/99            30,430              27,177
12/00            32,310              31,936
12/01            25,889              31,744
12/02            20,413              27,138
12/03            25,453              36,797


                         Average Annual Total Return
                       For Periods Ended December 31, 2003

                                               1 Year     5 Years    10 Years
Aggressive Growth Stock Portfolio              24.69%      3.76%       9.79%
S&P MidCap 400 Index                           35.59%      9.20%      13.91%


Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the midrange sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges.

As of December 31, 2003, the 400 companies in the composite had median market capitalization of $2.1 billion and a total market value of $968 billion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of about 11,477 equities.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (97.6%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (14.1%)
          *Entercom Communications Corp. --
           Class A                                   272,900   14,453
          Fairmont Hotels & Resorts, Inc.            635,720   17,253
          Family Dollar Stores, Inc.                 165,040    5,922
          Gentex Corp.                               189,030    8,348
          *Getty Images, Inc.                        294,870   14,782
          Jones Apparel Group, Inc.                  193,300    6,810
          *Kohl's Corp.                               98,000    4,404
          *Lamar Advertising Co. -- Class A          368,125   13,738
          *MGM Mirage                                253,360    9,529
          Michaels Stores, Inc.                      275,800   12,190
          *O'Reilly Automotive, Inc.                 565,130   21,678
          *Orbitz, Inc.                              219,400    5,090
          *PETCO Animal Supplies, Inc.               691,340   21,051
          *Tempur-Pedic International, Inc.          236,558    3,667
          *Univision Communications, Inc. --
           Class A                                   204,427    8,114
                                                              -------
              Total                                           167,029
                                                              -------

          Consumer Staples (0.6%)
          Whole Foods Market, Inc.                   105,400    7,076
                                                              -------
              Total                                             7,076
                                                              -------

          Energy (5.9%)
          *BJ Services Co.                           276,400    9,923
          *Cooper Cameron Corp.                      197,900    9,222
          ENSCO International, Inc.                  469,300   12,751
          *Nabors Industries, Ltd.                   434,300   18,023
          *Tom Brown, Inc.                           349,400   11,268
          *Weatherford International, Ltd.           232,025    8,353
                                                              -------
              Total                                            69,540
                                                              -------

          Financials (8.9%)
          CIT Group Inc.                             374,500   13,463
          Doral Financial Corp.                      206,250    6,658
          Investors Financial Services Corp.         643,580   24,720
          Legg Mason, Inc.                           214,580   16,561
          Old Republic International Corp.           593,400   15,049
          Radian Group, Inc.                         122,620    5,978
          SouthTrust Corp.                           692,700   22,672
                                                              -------
              Total                                           105,101
                                                              -------

          Health Care (8.2%)
          *AdvancePCS                                197,930   10,423
          *Biogen Idec, Inc.                         272,300   10,015
          Biomet, Inc.                               408,610   14,878
          *Charles River Laboratories International,
           Inc.                                      276,700    9,499
          Health Management Associates, Inc. --
           Class A                                   557,810   13,387
          Medicis Pharmaceutical Corp.               208,500   14,866
          *MedImmune, Inc.                           148,670    3,776

                                                   Shares/    Value
          Common Stock (97.6%)                      $ Par   $ (000's)
          -----------------------------------------------------------

          Health Care continued
          *Patterson Dental Co.                     181,598   11,651
          *St. Jude Medical, Inc.                   149,300    9,160
                                                             -------
              Total                                           97,655
                                                             -------

          Industrials (22.8%)
          *Apollo Group, Inc. -- Class A            283,580   19,283
          ARAMARK Corp. -- Class B                  453,800   12,443
          *Career Education Corp.                   229,700    9,204
          Cintas Corp.                              259,950   13,031
          *The Corporate Executive Board Co.        538,120   25,114
          Deere & Co.                               197,140   12,824
          Expeditors International of Washington,
           Inc.                                     344,230   12,964
          Fastenal Co.                              599,490   29,939
          Graco, Inc.                               577,400   23,154
          *Hewitt Associates, Inc.                  348,210   10,411
          *L-3 Communications Holdings, Inc.        355,250   18,246
          Manpower, Inc.                            261,840   12,327
          *Ryanair Holdings Plc                     345,140   17,478
          *Stericycle, Inc.                         459,780   21,472
          *Swift Transportation Co., Inc.         1,075,270   22,602
          *Tetra Tech, Inc.                         434,197   10,794
                                                             -------
              Total                                          271,286
                                                             -------

          Information Technology (35.1%)
          Adobe Systems, Inc.                       279,930   11,001
          *Amdocs, Ltd.                             672,250   15,112
          CDW Corp.                                 372,440   21,512
          *Cognos, Inc.                             583,000   17,851
          Diebold, Inc.                             239,130   12,882
          *Electronic Arts, Inc.                     62,220    2,973
          *Fiserv, Inc.                             158,195    6,250
          Infosys Technologies Ltd., ADR             61,185    5,855
          *Ingram Micro, Inc.                       363,600    5,781
          *Integrated Circuit Systems, Inc.         742,080   21,142
          Intersil Corp. -- Class A                 862,070   21,422
          *Intuit, Inc.                             276,941   14,653
          *Jabil Circuit, Inc.                      824,400   23,331
          *KLA-Tencor Corp.                         273,580   16,051
          *Mettler-Toledo International, Inc.       107,700    4,546
          Microchip Technology, Inc.                799,995   26,688
          *NetScreen Technologies, Inc.             331,100    8,195
          *Novellus Systems, Inc.                   567,820   23,877
          *NVIDIA Corp.                             262,300    6,098
          Paychex, Inc.                             508,540   18,918
          *QLogic Corp.                             295,670   15,257
          *Semtech Corp.                            601,990   13,683
          *Synopsys, Inc.                           254,600    8,595
          *UTStarcom, Inc.                          304,000   11,269
          *VeriSign, Inc.                           511,920    8,344
          *VERITAS Software Corp.                   554,670   20,612

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


                                                 Shares/     Value
           Common Stock (97.6%)                   $ Par    $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *Waters Corp.                           708,370    23,490
           *Zebra Technologies Corp. -- Class A    497,435    33,016
                                                           ---------
               Total                                         418,404
                                                           ---------

           Materials (2.0%)
           Praxair, Inc.                           617,140    23,575
                                                           ---------
               Total                                          23,575
                                                           ---------

               Total Common Stock
                (Cost: $961,562)                           1,159,666
                                                           ---------

           Money Market Investment (2.3%)
           ---------------------------------------------------------

           Autos (1.7%)
           Toyota Motor Credit Corp.,
            1.02%, 2/12/04                      20,000,000    19,976
                                                           ---------
               Total                                          19,976
                                                           ---------

           Banks (0.1%)
           UBS Finance Delaware LLC,
            0.95%, 1/2/04                        1,200,000     1,200
                                                           ---------
               Total                                           1,200
                                                           ---------

                                                  Shares/    Value
            Money Market Investment (2.3%)         $ Par   $ (000's)
            --------------------------------------------------------

            Federal Government and Agencies (0.5%)
            Federal National Mortgage
             Association, 1.07%, 2/4/04          6,000,000     5,994
                                                           ---------
                Total                                          5,994
                                                           ---------

                Total Money Market Investment
                 (Cost: $27,170)                              27,170
                                                           ---------

                Total Investments (99.9%)
                 (Cost $988,732)(a)                        1,186,836
                                                           ---------

                Other Assets, Less Liabilities (0.1%)            706
                                                           ---------

                Total Net Assets (100.0%)                  1,187,542
                                                           ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,001,067 and the net unrealized appreciation of investments based on that cost was $185,769 which is comprised of $195,522 aggregate gross unrealized appreciations and $9,753 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Objective:                     Portfolio Strategy:                                     Net Assets:
Long-term capital appreciation Invest in stocks of companies outside the U.S. that are $67 million expected to experience above-average growth.

The International Growth Stock Portfolio invests in common stocks of companies that are headquartered or trade primarily on exchanges outside the United States and that are expected to grow more rapidly than market averages. Holdings are selected for their individual characteristics and growth prospects, with only minor consideration given to size, geography, and industry group. Stocks are selected through fundamental analysis of their financial soundness and potential for growth, with emphasis on distinctiveness of products or services and strong market positions. Stocks under consideration are carefully analyzed to make sure the promise of growth is not already reflected in the stock price, with technical analysis used as a further check on the relationship between price, value and market trends.

In 2003 the International Growth Portfolio produced a return of 38.99% compared with a return of 39.17% for the EAFE Index. Because the EAFE Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio. In a year of strengthening economies and rising stock markets throughout most of the world, the Portfolio benefited from participation in some of the strongest markets, such as Spain, Germany and Sweden, and from exposure to cyclical industry groups. High returns in local currencies were even higher when translated into U.S. dollars, which weakened significantly during the year versus most currencies, particularly the euro.

Most of the Portfolio's largest holdings performed quite well. Anglo Irish Bank, which is growing earnings rapidly and has a very high return on equity, is benefiting from a strong economy, but still sells at a relatively low multiple. Puma AG and Esprit are benefiting from their stylish positioning despite weak European consumer markets. Man Group, the world's largest provider of hedge funds, continued its remarkable success. A recovery in telecommunications drove stocks higher in that sector, where the largest holding is Mobistar, the leading Belgian mobile phone company. KDDI, a Japanese cell phone company, was also quite strong in response to continued market share gains and upward revisions in estimated earnings.

The Portfolio benefited from an overweighted position relative to the Index in the Hong Kong market, which provides exposure to an expanding economy in China, and also from excellent stock selection. Major Hong Kong holdings include ASM Pacific Technology, a semiconductor equipment company; Li & Fung, a provider of business services; and Denway Motors, which benefits from increasing ownership of automobiles in China.

Partially offsetting these favorable decisions, holdings in Japan, Germany and the U.K. underperformed those markets, where the greatest strength, as in the U.S., was in lower quality and cyclical names. Additionally, the Portfolio was late in moving into Japan as that market strengthened.

                                    [CHART]
   Sector Allocation 12/31/03

Industrials                      19%
Technology/Telecommunications    16%
Energy                            4%
Utilities                         1%
Health Care                       7%
Basic Materials                   4%
Short-Term Investments
& Other Net Assets                6%
Consumer Cyclical                 2%
Consumer Non-Cyclical             3%
Financials                       16%
Consumer Staples                  5%
Consumer Discretionary           17%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [GRAPHIC]

                  Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
Anglo Irish Bank Corp.                                   1.6%
Puma AG Rudolf Dassler Sport                             1.2%
Swedish Match AB                                         1.2%
Mobistar SA                                              1.1%
SGS Societe Generale de Surveilance Holding SA           1.1%
Grupo Ferrovial                                          1.0%
BNP Paribas SA                                           1.0%
KDDI Corp.                                               0.9%
Vinci SA                                                 0.9%
Taro Pharmaceuticals Industries, Ltd., ADR               0.9%


                                    [CHART]

                             Relative Performance
           International
         Growth Portfolio      EAFE Index
         ----------------     -----------
 7/01        $10,000           $10,000
12/01          9,060             9,375
12/02          7,942             7,907
12/03         11,039            11,004


                    Average Annual Total Return
                For Periods Ended December 31, 2003

                                                         Since
                                            1 Year     Inception*
International Growth Portfolio              38.99%        4.17%
EAFE Index                                  39.17%        4.03%

*inception date of 7/31/01

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                                                 International Growth Portfolio

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Basic Materials (4.3%)
             Alcan, Inc.           Canada           7,865     369
             Arcelor SA            Luxembourg      27,730     483
             BASF AG               Germany          6,835     386
             CRH PLC               Ireland         17,895     367
             *Ivanhoe Mines, Ltd.  Canada          31,925     254
             Rio Tinto, Ltd.       Australia       12,720     357
             *SGL Carbon AG        Germany         18,030     302
             Umicore               Belgium          4,882     343
                                                            -----
                 Total                                      2,861
                                                            -----

             Consumer Cyclical (2.0%)
             Mediaset SPA          Italy           37,470     445
             *Modern Times Group
              AB --
              B Shares             Sweden          22,100     465
             Techtronics
              Industries Co.       Hong Kong      142,500     395
                                                            -----
                 Total                                      1,305
                                                            -----

             Consumer Discretionary (16.8%)
             *Alliance Atlantis
              Comm --
              B Shares             Canada           9,940     152
             *Autogrill SPA        Italy           20,970     300
             Autoliv               Sweden          10,705     406
             Bayer Motoren Werk
              AG Ord               Germany          9,325     435
             Belluna Co., Ltd.     Japan           15,070     551
             Belluna Warrants      Japan            1,452       8
             Berkeley Group        United Kingdom  29,283     461
             Beru AG
              Ludwigsburg          Germany          6,300     408
             *British Sky
              Broadcasting Group
              PLC                  United Kingdom  37,775     475
             Carnival Corp.        Panama           9,875     392
             Denway Motors, Ltd.   Hong Kong      514,000     543
             Esprit Holdings, Ltd. Hong Kong      141,500     470
             Greek Organization
              of Football
              Prognostics          Greece          28,935     419
             Honda Motor Co.,
              Ltd.                 Japan           11,400     506
             Hyundai Motor Co.,
              Ltd.                 South Korea     12,860     545
             Intercontinental
              Hotels               United Kingdom  43,215     409
             Li & Fung, Ltd.       Hong Kong      194,000     332
             MFI Furniture Group   United Kingdom 117,920     319
             Millenium &
              Copthorne Hotels
              PLC                  United Kingdom  38,120     207

             Foreign Common                      Shares/   Value
             Stock (94.6%)           Country      $ Par  $ (000's)
             -----------------------------------------------------

             Consumer Discretionary continued
             News Corp, Ltd.
              ADR                 Australia       10,670     385
             Porsche AG           Germany            295     175
             Puma AG Rudolf
              Dassler Sport       Germany          4,440     785
             Punch Taverns PLC    United Kingdom  55,360     431
             Rank Group PLC       United Kingdom  32,870     164
             Signet Group PLC     United Kingdom 251,070     463
             Swatch Group AG      Switzerland      3,345     402
             USS Co., Ltd.        Japan            3,520     249
             Walmart de
              Mexico --
              Series V            Mexico         131,065     374
             Wolseley PLC         United Kingdom  31,235     442
                                                          ------
                 Total                                    11,208
                                                          ------

             Consumer Non-Cyclical (3.1%)
             Iaws Group PLC       Ireland         11,200     137
             SGS Societe
              Generale de
              Surveilance Holding Switzerland      1,145     718
             Swedish Match AB     Sweden          74,795     765
             Tesco ORD            United Kingdom  93,515     431
                                                          ------
                 Total                                     2,051
                                                          ------

             Consumer Staples (5.3%)
             Adecco SA -- Reg     Switzerland      6,990     449
             *Cott Corp. ADR      Canada          16,675     467
             Interbrew            Belgium          6,075     162
             *Koninklijke Numico
              NV                  Netherlands      8,405     232
             L'Oreal              France           4,430     363
             Luxottica Group SPA
              ADR                 Italy           21,520     374
             Nestle SA            Switzerland      2,010     503
             Reckitt Benckiser
              PLC                 United Kingdom  24,085     546
             Roche Holding        Switzerland      4,415     445
                                                          ------
                 Total                                     3,541
                                                          ------

             Energy (4.1%)
             BG Group PLC         United Kingdom  60,255     309
             Encana Corp.         Canada           9,440     373
             ENI SPA              Italy           23,945     452
             Saipem SPA           Italy           49,175     398
             Suncor Energy, Inc.  Canada          17,605     443
             Technip              France           1,580     171
             Total Fina Elf SA    France           3,280     609
                                                          ------
                 Total                                     2,755
                                                          ------

International Growth Portfolio

 International Growth Portfolio


             Foreign Common                    Shares/ $   Value
             Stock (94.6%)         Country        Par    $ (000's)
             -----------------------------------------------------

             Financials (16.1%)
             *Anglo Irish Bank
              Corp.             Ireland           69,516   1,098
             Banco Popolare Di
              Verona            Italy             27,835     471
             *Bank Rakyat
              Indonesia         Indonesia      2,523,000     374
             BNP Paribas SA     France            10,075     635
             Cattles PLC        United Kingdom    64,310     385
             Corporacion
              Mapfre            Spain             39,250     556
             *Danske Bank       Denmark           11,345     266
             Depfa Bank PLC     Ireland            3,150     396
             *Erste Bank Der
              Oester            Austria              820     101
             *Grupo Financiero
              BNVA Bancomer     Mexico           403,965     345
             HSBC Holdings
              PLC               United Kingdom    28,092     443
             ICICI Bank, Ltd.   India             49,808     323
             ING Groep NV       Netherlands       18,234     425
             *iShares MSCI
              EAFE Index Fund   United States      4,000     547
             *Kookmin Bank      South Korea        9,930     372
             Man E D & F
              Group PLC         United Kingdom    23,360     612
             Manulife Financial
              Corp ADR          Canada            10,935     353
             *Mitsubishi Tokyo
              Financial         Japan                 38     296
             *Nomura TOPIX
              Exchange Traded
              Fund              Japan             51,500     507
             *OM Hex AB         Sweden            33,710     419
             *OTP Bank RT       Hungary           35,900     463
             Royal Bank of
              Canada            Canada             8,305     397
             Royal Bank OF
              Scotland Group
              PLC               United Kingdom    16,466     485
             *Swiss Life
              Holdings          Switzerland        2,685     493
                                                          ------
                 Total                                    10,762
                                                          ------
             Health Care (6.8%)
             *Actelion, Ltd.    Switzerland        4,255     459
             *Elekta AB -- B
              Shares            Sweden            20,410     383
             Getinge AB -- B
              Shares            Sweden            40,340     387
             Nobel Bicare AB    Sweden                35       4
             Nobel Biocare
              Holding AG        Switzerland        3,450     349
             Novartis AG        Switzerland        9,750     443
             *ResMed, Inc.      Australia          9,040     376

             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Health Care continued
             Stada Arzneimittel
              AG                   Germany          6,120     380
             Straumann
              Holding --
              N Shares             Switzerland      1,715     263
             Synthes Stratec, Inc. Switzerland        453     448
             *Taro Pharmaceuticals
              Industries, Ltd.
              ADR                  Israel           9,495     613
             Teva Pharmaceutical
              Industries, Ltd.
              ADR                  Israel           7,620     432
                                                            -----
                 Total                                      4,537
                                                            -----

             Industrials (18.6%)
             Alfa Laval AB         Sweden          23,985     365
             AP Moller --
              Maerska A/S          Denmark             66     454
             Atlas Copco AB --
              A Shares             Sweden          13,575     486
             Brisa Auto Estrada
              de Portufal SA       Portugal        58,060     388
             *Chiyoda Corp.        Japan           71,000     436
             Cobham Group PLC      United Kingdom  16,325     341
             Compass Group PLC     United Kingdom  60,850     414
             *Daewoo Shipbuilding
              & Marine
              Engineering Co.      South Korea     42,410     545
             Deutsche Post AG      Germany          9,640     198
             *Deutz AG             Germany          6,272      26
             *Deutz AG             Germany          1,601       6
             *Easyjet Airline Co.  United Kingdom  25,740     135
             Exel PLC              United Kingdom  31,335     414
             *Fraport AG           Germany         13,610     391
             *Funai Electric Co.,
              Ltd.                 Japan            2,800     384
             *Golar LNG, Ltd.      Bermuda         31,460     452
             Grupo Ferrovial       Spain           18,395     644
             Iberia Lineas Aer
              Espana               Spain          157,580     453
             Kamigumi Co., Ltd.    Japan           37,000     262
             Keyence Corp.         Japan            2,300     485
             Kubota Corp.          Japan          112,000     462
             Meggitt ORD           United Kingdom  88,745     375
             *Neopost SA           France           7,585     383
             *Neptune Orient Lines Singapore      303,000     385
             Omron Corp.           Japan           24,400     495
             Philips Electronics
              NV                   Netherlands     18,705     546
             Premeir Farnell PLC   United Kingdom  92,655     389
             Siemens AG            Germany          6,210     500
             SMC Corp.             Japan            3,600     448
             Thai Airways Inter F
              Reg Aln Mkt          Thailand        94,000     108

                                                 International Growth Portfolio

 International Growth Portfolio


             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Industrials continued
             Vinci SA              France           7,410     613
             Volvo AB              Sweden          13,355     408
                                                           ------
                 Total                                     12,391
                                                           ------

             Technology (10.0%)
             ASM Pacific
              Technology           Hong Kong       85,500     373
             *ASML Holding NV      Netherlands     16,150     320
             *Business Objects SA  France          14,100     492
             Canon, Inc.           Japan            8,000     372
             *Chi Mei
              Optoelectronic       Taiwan         444,000     456
             Citizens Electronics
              Co.                  Japan            6,000     546
             Dassault Systems SA   France          10,635     485
             *Epcos AG             Germany         16,660     378
             *Ericsson LM -- B
              Shares               Sweden         260,960     468
             Hoya Corp.            Japan            5,500     505
             Indra Sistemas SA     Spain           24,915     320
             INFOSYS
              Technologies, Ltd.   India            3,282     400
             Nokia AB OY           Finland         11,100     192
             Sage Group ORD        United Kingdom 123,760     389
             Samsung Electronics   South Korea      1,530     580
             *Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd.                 Taiwan         213,348     399
                                                           ------
                 Total                                      6,675
                                                           ------

             Telecommunications (6.3%)
             *France Telecom SA    France          12,195     349
             KDDI Corp.            Japan              110     630
             *Mobistar SA          Belgium         12,895     723
             PT Telekomunikasi
              Indonesia            Indonesia      452,500     363
             *Tele2 AB -- B Shares Sweden           9,510     508
             Telefonica SA         Spain           34,820     511
             Teliasonera AB        Sweden          30,400     159
             *Vivendi Universal SA France          19,800     481
             Vodafone Group PLC    United Kingdom 199,085     494
                                                           ------
                 Total                                      4,218
                                                           ------

             Utilities (1.2%)
             Centrica PLC          United Kingdom 113,405     429
             Iberdrola SA          Spain           17,980     355
                                                           ------
                 Total                                        784
                                                           ------
                 Total Foreign Common Stock
                  (Cost: $47,508)                          63,088
                                                           ------

           Money Market                           Shares/    Value
           Investment (4.8%)          Country      $ Par   $ (000's)
           ---------------------------------------------------------

           Banks (1.0%)
           UBS Finance Delaware
            LLC, 0.95%, 1/2/04     United States   700,000     700
                                                            ------
               Total                                           700
                                                            ------

           Finance Services (1.8%)
           Merrill Lynch, 1.04%,
            1/27/04                United States 1,200,000   1,199
                                                            ------
               Total                                         1,199
                                                            ------

           Short Term Business Credit (2.0%)
           Transamerica Financial,
            1.05%, 1/16/04         United States 1,300,000   1,300
                                                            ------
               Total                                         1,300
                                                            ------
               Total Money Market Investment
                (Cost: $3,199)                               3,199
                                                            ------
               Total Investments (99.4%)
                (Cost $50,707)(a)                           66,287
                                                            ------
               Other Assets, Less Liabilities (0.6%)           403
                                                            ------
               Total Net Assets (100.0%)                    66,690
                                                            ------

 ADR--American Depository Receipt

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $50,910 and the net unrealized appreciation of investments based on that cost was $15,377 which is comprised of $15,742 aggregate gross unrealized appreciation and $365 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  15.0%
                             Japan           10.8%
                             Sweden           7.9%
                             Switzerland      7.5%
                             France           6.9%
                             Germany          6.6%
                             Other           45.3%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

International Growth Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                           Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by investing   $796 million
through diversification into markets in securities with high long-term earnings potential relative
outside the United States            to current market values.

The Franklin Templeton International Equity Portfolio offers the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing specific industry groups or regions of the world in which to invest.

In a year of strong performance for most stock markets throughout the world, the Portfolio's performance, with a total return of 40.46%, was slightly above that of the EAFE Index, which had a return of 39.17%. Because the EAFE Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio. High local currency returns in most markets are even higher when translated into U.S. dollars, which weakened significantly during the year versus most currencies, particularly the euro.

The Portfolio's performance benefited from investment decisions regarding countries and industries, as well as from individual stock selection. In anticipation of improving world economies, the Portfolio was overweighted in cyclical industry groups such as capital goods, industrials and materials. Stocks in these industries that performed especially well include Volvo, Atlas Copco, Brambles and Toto. Energy was underweighted relative to the Index, but energy holdings such as CNOOC and Repsol performed well.

Through most of the year the Portfolio was significantly overweighted in Germany, where the market was up 65%. The largest German holding, Deutsche Post, performed especially well. The Portfolio's weight in Norway, where the market was up 50%, was approximately seven times that of the Index; the two Norwegian holdings, Norske Skogindustrier and Norsk Hydro performed in line with that market. The Swedish market was up 66% for the year; the Portfolio benefited from a weight triple the EAFE index in that market. Major Swedish holdings include Volvo and Atlas Copco.

                                    [CHART]

         Asset Allocation 12/31/03

United Kingdom                  16%
Asia                            20%
Latin America/Caribbean          9%
North America                    6%
Australia/New Zealand            5%
Mid-East/Africa                  1%
Continential Europe             43%


Allocation is based on percentage of equities.
Allocation and Top 10 Holdings is subject to change.


                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                      % of Total Net Assets
Philips Electronics NV                                2.1%
Broken Hill Property Billiton, Ltd.                   1.9%
Deutsche Post AG                                      1.8%
Norske Skogindustrier                                 1.6%
Aventis SA                                            1.6%
Samsung Electronics                                   1.6%
Suez Lyonnaise                                        1.6%
Volkswagen AG                                         1.6%
Atlas Copco AB                                        1.6%
Michelin CL B                                         1.6%



                                    [CHART]

                              Relative Performance

        Franklin Templeton
          International
         Equity Portfolio         EAFE Index
        ------------------       ------------
12/93        $10,000               $10,000
12/94          9,989                10,810
12/95         11,445                12,059
12/96         13,850                12,824
12/97         15,551                13,094
12/98         16,301                15,756
12/99         20,034                20,057
12/00         19,875                17,257
12/01         17,093                13,598
12/02         14,118                11,469
12/03         19,831                15,961


                        Average Annual Total Return
                    For Periods Ended December 31, 2003

                                     1 Year      5 Years     10 Years
Franklin Templeton International
  Equity Portfolio                   40.46%       4.00%        7.09%
EAFE Index                           39.17%       0.26%        4.79%


As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Foreign Common                      Shares/    Value
             Stock (96.4%)          Country       $ Par   $ (000's)
             ------------------------------------------------------

             Automobiles & Components (5.2%)
             GKN PLC             United Kingdom 2,091,540   9,997
             Michelin CL B       France           273,400  12,546
             Valeo SA            France           148,650   5,953
             Volkswagen AG       Sweden           230,450  12,891
                                                           ------
                 Total                                     41,387
                                                           ------

             Banks (7.1%)
             *Australia & New
              Zealand Banking
              Group, Ltd.        Australia        582,319   7,757
             *Banca Nazionale
              Del Lavora SPA     Italy          3,529,070   8,435
             Dbs Group
              Holdings, Ltd.     Singapore      1,192,000  10,318
             HSBC Holdings
              PLC                United Kingdom   530,937   8,378
             Lloyds TSB Group
              PLC                United Kingdom 1,165,150   9,344
             Nordea AB           Sweden         1,651,590  12,333
                                                           ------
                 Total                                     56,565
                                                           ------

             Capital Goods (9.5%)
             Atlas Copco AB --
              A Shares           Sweden           352,550  12,616
             BAE Systems PLC     United Kingdom 3,411,020  10,274
             Hutchison
              Whampoa, Ltd.      Hong Kong      1,081,000   7,937
             KCI Konecranes
              International PLC  Finland          302,500  10,531
             Kurita Water
              Industries, Ltd.   Japan            430,000   5,188
             Rolls Royce Group
              PLC                United Kingdom 1,516,890   4,813
             Toto, Ltd.          Japan            873,000   7,397
             Vestas Wind
              Systems            Denmark          455,385   7,406
             Volvo AB            Sweden           278,740   8,523
                                                           ------
                 Total                                     74,685
                                                           ------

             Commercial Services & Supplies (4.1%)
             Adecco SA -- Reg    Switzerland      189,300  12,168
             Brambles Industries
              PLC                United Kingdom 1,453,754   5,296
             Securitas AB --
              Series B           Sweden           541,000   7,293
             Societe Bic SA      United Kingdom   173,740   8,030
                                                           ------
                 Total                                     32,787
                                                           ------

             Consumer Durables & Apparel (3.0%)
             Philips Electronics
              NV                 Netherlands      576,875  16,845
             Sony Corp.          Japan            200,900   6,955
                                                           ------
                 Total                                     23,800
                                                           ------

             Foreign Common                      Shares/    Value
             Stock (96.4%)          Country       $ Par   $ (000's)
             ------------------------------------------------------

             Diversified Financials (3.3%)
             ING Groep NV        Netherlands      436,000  10,169
             Nomura Holdings,
              Inc.               Japan            332,400   5,660
             Swire Pacific, Ltd.
              -- Class A         Hong Kong      1,746,500  10,753
                                                           ------
                 Total                                     26,582
                                                           ------

             Energy (7.6%)
             CNOOC Ltd.          Hong Kong        197,530   7,885
             ENI SPA             Italy            414,535   7,822
             Husky Energy, Inc.  Canada           195,650   3,553
             IHC Caland NV       Netherlands      112,800   6,118
             Norsk Hydro ASA     Norway           167,000  10,304
             Repsol Ypf SA       Spain            493,680   9,627
             Shell Transport &
              Trading Co., PLC   United Kingdom 1,428,430  10,626
             Total Fina Elf SA   France            21,182   3,938
                                                           ------
                 Total                                     59,873
                                                           ------

             Financials (0.9%)
             XL Capital, Ltd.
              Class A            Cayman Islands    94,850   7,356
                                                           ------
                 Total                                      7,356
                                                           ------

             Food Staples & Retailing (1.2%)
             Sainsbury (J) ORD   United Kingdom 1,769,000   9,904
                                                           ------
                 Total                                      9,904
                                                           ------

             Food, Beverage, & Tobacco (3.5%)
             Cadbury Schweppes
              PLC                United Kingdom 1,318,020   9,680
             Nestle SA           Switzerland       44,120  11,023
             Unilever PLC        United Kingdom   773,990   7,215
                                                           ------
                 Total                                     27,918
                                                           ------

             Health Care Equipment & Services (0.0%)
             Mayne Nickless,
              Ltd.               Australia             10       0
                                                           ------
                 Total                                          0
                                                           ------

             Insurance (6.0%)
             ACE, Ltd.           Cayman Islands   234,580   9,717
             Axa SA              France           433,842   9,286
             Axa SA              France            27,115     580
             Riunione Adriatica
              Di Sicurta SPA     Italy            447,283   7,616
             Sompo Japan
              Insurance, Inc.    Japan          1,103,000   9,067
             Swiss Reinsurance   Switzerland      170,200  11,492
                                                           ------
                 Total                                     47,758
                                                           ------

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


            Foreign Common                       Shares/    Value
            Stock (96.4%)           Country       $ Par   $ (000's)
            -------------------------------------------------------

            Leisure, Entertainment, and Hotels (1.0%)
            Accor                France           173,000   7,834
                                                           ------
                Total                                       7,834
                                                           ------

            Materials (11.6%)
            Akzo Nobel NV        Netherlands      234,050   9,034
            Alumina Ltd.         Australia      1,908,930   9,450
            BASF AG              Germany          206,800  11,673
            Bayer AG             Germany          263,150   7,767
            Broken Hill
             Property Billiton,
             Ltd.                Australia      1,681,770  15,446
            Companhia Vale do
             Rio Doce, ADR       Brazil           163,550   8,424
            Norske
             Skogindustrier      Norway           684,860  13,074
            Stora Enso Oyj --
             Class R             Finland          658,140   8,866
            Upm-kymmene
             OYJ                 Finland          394,760   7,529
                                                           ------
                Total                                      91,263
                                                           ------

            Media (1.3%)
            Reed Elsevier PLC    Netherlands      645,340   8,018
            Wolters Kluwer NV    Netherlands      166,630   2,606
                                                           ------
                Total                                      10,624
                                                           ------

            Pharmaceuticals & Biotechnology (5.0%)
            Aventis SA           France           197,550  13,057
            *CK Life Sciences
             International, Inc. Cayman Islands    29,640       7
            Glaxosmithkline
             PLC                 United Kingdom   365,910   8,384
            Ono Pharmaceutical
             Co., Ltd.           Japan            191,000   7,182
            *Shire
             Pharmaceuticals
             Group               United Kingdom 1,124,010  10,916
                                                           ------
                Total                                      39,546
                                                           ------

            Real Estate (1.0%)
            Cheung Kong
             Holdings, Ltd.      Hong Kong      1,035,000   8,199
                                                           ------
                Total                                       8,199
                                                           ------

            Retailing (0.9%)
            Marks & Spencer
             Group PLC           United Kingdom 1,413,641   7,314
                                                           ------
                Total                                       7,314
                                                           ------

            Semiconductors and Related Devices (1.6%)
            Samsung
             Electronics         South Korea       34,390  13,017
                                                           ------
                Total                                      13,017
                                                           ------

             Foreign Common                     Shares/    Value
             Stock (96.4%)         Country       $ Par   $ (000's)
             -----------------------------------------------------

             Software & Computer Services (2.7%)
             *Check Point
              Software Tech     Israel           387,430    6,517
             Nintendo Co., Ltd. Japan             64,600    6,028
             Sap AG             Germany           52,800    8,910
                                                          -------
                 Total                                     21,455
                                                          -------

             Technology Hardware & Equipment (3.1%)
             *Celestica, Inc.   Canada           415,600    6,291
             Hitachi, Ltd.      Japan          1,548,000    9,330
             Toshiba Corp.      Japan          2,350,000    8,903
                                                          -------
                 Total                                     24,524
                                                          -------

             Telecommunication Services (7.4%)
             BCE, Inc.          Canada           430,910    9,637
             KT Corp., ADR      South Korea      385,100    7,344
             Nippon Telegraph
              & Telephone Corp. Japan              1,930    9,311
             Portugal Telecom
              SA                Portugal         468,980    4,721
             Telecom
              Corporation Of
              New Zealand. Ltd. New Zealand    2,441,800    8,609
             *Telefonica SA,
              ADR               Spain            251,528   11,114
             Telefonos de
              Mexico SA, ADR    Mexico           257,344    8,500
                                                          -------
                 Total                                     59,236
                                                          -------

             Transportation (3.3%)
             *British Airways
              PLC               United Kingdom 1,228,800    5,114
             Deutsche Post AG   Germany          700,810   14,427
             Nippon Express
              Co., Ltd.         Japan          1,478,000    6,978
                                                          -------
                 Total                                     26,519
                                                          -------

             Utilities (6.1%)
             E.On AG            Germany          146,700    9,609
             Endesa SA          Spain            431,810    8,306
             Hong Kong Electric
              Holdings, Ltd.    Hong Kong      1,549,500    6,127
             Iberdrola SA       Spain            387,080    7,651
             Korea Electric
              Power Corp.       South Korea      224,850    4,038
             Suez Lyonnaise     France           646,510   12,991
                                                          -------
                 Total                                     48,722
                                                          -------

                 Total Foreign Common Stock
                  (Cost: $625,460)                        766,868
                                                          -------

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


            Money Market                        Shares/     Value
            Investment (3.6%)          Country   $ Par    $ (000's)
            -------------------------------------------------------

            Autos (1.3%)
            Toyota Motor Credit Corp., United
             0.99%, 2/12/04            States  10,000,000    9,988
                                                           -------
                Total                                        9,988
                                                           -------

            Banks (1.1%)
            UBS Finance Delaware LLC,  United
             0.95%, 1/2/04             States   8,800,000    8,800
                                                           -------
                Total                                        8,800
                                                           -------

            Short Term Business Credit (1.2%)
            Transamerica Financial,    United
             1.05%, 1/16/04            States  10,000,000    9,995
                                                           -------
                Total                                        9,995
                                                           -------

                Total Money Market Investment
                 (Cost: $28,783)                            28,783
                                                           -------

                Total Investments (100.0%)
                 (Cost $654,243)(a)                        795,651
                                                           -------

                Other Assets, Less Liabilities (0.0%)           56
                                                           -------

                Total Net Assets (100.0%)                  795,707
                                                           -------

 ADR -- American Depository Receipt

* Non-Income Producing
(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $656,375 and the net unrealized appreciation of investments based on that cost was $139,276 which is comprised of $172,032 aggregate gross unrealized appreciations and $32,756 aggregate gross unrealized depreciation.


 Investment Percentage by Country:

                             United Kingdom  14.9%
                             Japan           10.4%
                             France           9.4%
                             Germany          8.3%
                             Netherlands      6.7%
                             Hong Kong        5.2%
                             Other           45.1%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

Franklin Templeton International Equity Portfolio

 AllianceBernstein Mid Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and current Invest primarily in the equity securities of mid-sized $44 million
income.                                 companies that are believed to be undervalued.

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. Current income is a secondary objective. Management pursues these objectives by investing primarily in equities of mid-sized companies that are believed to be undervalued. In selecting investments, management looks for characteristics such as a strong financial position, a price/earnings ratio below major market indexes, and above average prospective earnings growth rates in earnings and dividends.

Since its inception date of May 1, 2003, the AllianceBernstein Mid Cap Value Portfolio had a return of 33.16%, compared with 39.41% for the Russell 2500 Index. Because the Russell 2500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's underperformance relative to the Index resulted mainly from its emphasis on larger companies within the mid cap universe and on companies with strong earnings trends that are priced attractively relative to their current and potential earnings. During 2003, returns were concentrated in the smallest companies and in stocks with high price/earnings ratios, especially companies that are not profitable.

Absolute returns in the Portfolio were aided by holdings in cyclical industries, especially industrial resources and capital goods. Growing optimism about a rebound in non-residential construction aided returns for Texas Industries, a steel and concrete producer, and Terex Corporation, a diversified manufacturer of construction equipment. Optimism about a broad recovery in industrial activity drove strong returns in Reliance Steel and Aluminum, a metal service center, and FMC Corporation, a specialty chemical firm. Investments in American Axle, a producer of light truck axles principally for General Motors, and Federated Department Stores, the owner of Macy's and Bloomingdale's, also added to returns.

Detractors from returns were concentrated in technology and telecommunications equipment, where demand has been depressed. Tellabs, ADC Telecommunications, and Andrew Corporation all underperformed.

                                    [CHART]

                           Sector Allocation 12/31/03

                       Utilities                     7%
                       Short-Term Investments &
                          Other Net Assets           7%
                       Consumer Discretionary       18%
                       Consumer Staples              5%
                       Energy                        3%
                       Financials                   16%
                       Health Care                   5%
                       Industrials                  18%
                       Information Technology       11%
                       Materials                    10%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [CHART]

Top 10 Equity Holdings 12/31/03

Company                                       % of Total Net Assets
Terex Corp.                                           2.0%
Fidelity National Financial, Inc.                     2.0%
Reliance Steel & Aluminum Co.                         1.9%
FMC Corp.                                             1.9%
Texas Industries, Inc.                                1.9%
Vishay Intertechnology, Inc.                          1.7%
Hughes Supply, Inc.                                   1.7%
Universal Corp.                                       1.7%
Tech Data Corp.                                       1.6%
American Axle & Manufacturing Holdings, Inc.          1.6%


                                    [CHART]

                              Relative Performance

            AllianceBernstein Mid
             Cap Value Portfolio       Russell 2500 Index
            ----------------------     ------------------
 5/03             $10,000                    $10,000
12/03              13,316                     13,941


                        Average Annual Total Return
                      For Periods Ended December 31, 2003
                                                        Since
                                                      Inception#
AllianceBernstein Mid Cap Value Portfolio              33.16%
Russell 2500 Index                                     39.41%

#inception date of 5/1/03, returns not annualized

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $743 million; the median market capitalization was approximately $463 million. Market capitalization of companies in the Index ranged from $3.1 billion to $117 million.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                      AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (93.1%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (18.5%)
          *American Axle & Manufacturing
           Holdings, Inc.                            17,500      707
          ArvinMeritor, Inc.                         27,100      654
          *AutoNation, Inc.                          31,000      569
          BorgWarner, Inc.                            7,200      613
          Brunswick Corp.                            20,000      637
          Federated Department Stores, Inc.          14,000      660
          Foot Locker, Inc.                          15,200      356
          Genuine Parts Co.                          10,300      342
          *Group 1 Automotive, Inc.                  15,600      565
          Jones Apparel Group, Inc.                  17,000      599
          *Office Depot, Inc.                        39,000      652
          *Park Place Entertainment Corp.            18,100      196
          The Reader's Digest Association, Inc. --
           Class A                                   35,200      516
          V. F. Corp.                                13,900      601
          *Zale Corp.                                 9,800      521
                                                               -----
              Total                                            8,188
                                                               -----

          Consumer Staples (4.9%)
          Corn Products International, Inc.          17,300      596
          Nu Skin Enterprises, Inc.                  13,200      226
          *Smithfield Foods, Inc.                    29,500      611
          Universal Corp.                            16,600      732
                                                               -----
              Total                                            2,165
                                                               -----

          Energy (2.5%)
          Kerr-McGee Corp.                           11,600      539
          *Seacor Smit, Inc.                         13,900      585
                                                               -----
              Total                                            1,124
                                                               -----

          Financials (15.9%)
          Astoria Financial Corp.                    17,000      632
          Banknorth Group, Inc.                      19,300      628
          Commercial Federal Corp.                   23,000      614
          Fidelity National Financial, Inc.          22,200      862
          Hibernia Corp. -- Class A                  24,000      564
          Popular, Inc.                              13,800      620
          Post Properties, Inc. (Reit)               20,000      558
          Sovereign Bancorp, Inc.                    27,600      656
          UnionBanCal Corp.                          12,000      690
          Washington Federal, Inc.                   20,000      568
          Whitney Holding Corp.                      15,100      619
                                                               -----
              Total                                            7,011
                                                               -----

          Health Care (4.9%)
          *Apogent Technologies, Inc.                25,000      576
          *Health Net, Inc.                          12,000      392
          *PacifiCare Health Systems, Inc.            9,100      615
          Universal Health Services, Inc. -- Class B 11,000      591
                                                               -----
              Total                                            2,174
                                                               -----

                                                 Shares/   Value
              Common Stock (93.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Industrials (18.5%)
              Cooper Industries, Ltd. -- Class A  12,000     695
              Deluxe Corp.                        13,800     570
              *Flowserve Corp.                    25,000     522
              Harsco Corp.                        14,200     622
              Hughes Supply, Inc.                 15,200     754
              Kennametal, Inc.                     7,900     314
              Lincoln Electric Holdings, Inc.     22,600     559
              *Mueller Industries, Inc.           19,600     673
              PACCAR, Inc.                         6,500     553
              Parker-Hannifin Corp.               10,600     631
              Reliance Steel & Aluminum Co.       25,000     831
              *Terex Corp.                        30,300     864
              Textron, Inc.                        9,600     548
                                                          ------
                  Total                                    8,136
                                                          ------

              Information Technology (10.8%)
              *Adaptec, Inc.                      73,500     649
              *ADC Telecommunications, Inc.      235,000     698
              *Andrew Corp.                       55,000     633
              *KEMET Corp.                        13,000     178
              *Tech Data Corp.                    18,000     714
              *Tellabs, Inc.                      70,000     590
              *Vishay Intertechnology, Inc.       33,200     761
              *Western Digital Corp.              46,000     542
                                                          ------
                  Total                                    4,765
                                                          ------

              Materials (10.4%)
              Ball Corp.                          10,900     649
              Crompton Corp.                      83,000     595
              *Cytec Industries, Inc.             13,500     518
              *FMC Corp.                          24,000     819
              MeadWestvaco Corp.                  18,000     536
              Peabody Energy Corp.                15,200     634
              Texas Industries, Inc.              22,000     814
                                                          ------
                  Total                                    4,565
                                                          ------

              Utilities (6.7%)
              Northeast Utilities                 32,800     662
              OGE Energy Corp.                    23,900     578
              PNM Resources, Inc.                 19,500     548
              Puget Energy, Inc.                  23,200     551
              WPS Resources Corp.                 12,900     596
                                                          ------
                  Total                                    2,935
                                                          ------
                  Total Common Stock
                   (Cost: $32,056)                        41,063
                                                          ------

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


                                                  Shares/    Value
           Money Market Investment (6.6%)          $ Par   $ (000's)
           ---------------------------------------------------------

           Federal Government and Agencies (6.6%)
           Federal Home Loan Bank, 0.75%,
            1/7/04                               2,900,000   2,900
                                                            ------

               Total Money Market Investment
                (Cost: $2,900)                               2,900
                                                            ------

               Total Investments (99.7%)
                (Cost $34,956)(a)                           43,963
                                                            ------

               Other Assets, Less Liabilities
                (0.3%)                                         128
                                                            ------

               Total Net Assets (100.0%)                    44,091
                                                            ------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,941 and the net unrealized appreciation of investments based on that cost was $9,022 which is comprised of $9,155 aggregate gross unrealized appreciations and $133 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      AllianceBernstein Mid Cap Value Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                  Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the    $343 million
cost-effective participation in broad  composition and returns of the S&P MidCap 400 Index.
market performance

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Of the 400 stocks, 286 are listed on the New York Stock Exchange, 112 on NASDAQ, and 2 on the American Stock Exchange.

As of December 31, 2003, the 400 companies in the composite had a median market capitalization of $2.1 billion and total market value of $968 billion. For comparison, the 500 large stocks in the S&P 500 Index had a median market capitalization of $9.1 billion and total market value of $10,286 billion.

The Index 400 Portfolio provides participation in the performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve its objective of matching the results of the S&P MidCap 400 Index before expenses. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

                                    [CHART]

Sector Allocation 12/31/03

Health Care                                 12%
Industrials                                 12%
Information Technology                      16%
Materials                                    4%
Telecommunications & Other Holdings          5%
Utiliities                                   6%
Consumer Discretionary                      16%
Consumer Staples                             4%
Energy                                       6%
Financials                                  19%


Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                             % of Total Net Assets
M&T Bank Corp.                                              1.2%
Gilead Sciences, Inc.                                       1.2%
Lennar Corp. - Class A                                      0.8%
The Washington Post Co. - Class B                           0.7%
New York Community Bancorp, Inc.                            0.7%
Affiliated Computer Services, Inc. - Class A                0.7%
Sovereign Bancorp, Inc.                                     0.7%
Coach, Inc.                                                 0.7%
Microchip Technology, Inc.                                  0.7%
Mylan Laboratories, Inc.                                    0.7%


                                    [CHART]

                              Relative Performance

                 Index 400            S&P MidCap
              Stock Portfolio         400 index
              ---------------         ----------
 4/99             $10,000             $10,000
12/99              11,283              11,356
12/00              13,225              13,344
12/01              13,138              13,264
12/02              11,228              11,340
12/03              15,159              15,376


                     Average Annual Total Return
                  For Periods Ended December 31, 2003

                                                  Since
                                  1 Year        Inception*
Index 400 Stock Portfolio        35.01%           9.31%
S&P MidCap 400 Index             35.59%           9.64%

*inception date of 4/30/99

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2003, the 400 companies in the composite had median market capitalization of $2.1 billion and a total market value of $968 billion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of about 11,477 equities. The index cannot be invested in directly and does not include sales charges.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (95.1%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (15.7%)
            *99 Cents Only Stores                   24,033     654
            *Abercrombie & Fitch Co. -- Class A     33,000     815
            *American Eagle Outfitters, Inc.        23,950     393
            Applebee's International, Inc.          18,700     734
            ArvinMeritor, Inc.                      23,150     558
            Bandag, Inc.                             6,500     268
            *Barnes & Noble, Inc.                   21,800     716
            Belo Corp. -- Class A                   38,400   1,088
            Blyth, Inc.                             15,500     499
            Bob Evans Farms, Inc.                   11,700     380
            Borders Group, Inc.                     26,100     572
            BorgWarner, Inc.                         9,100     774
            Boyd Gaming Corp.                       21,600     349
            *Brinker International, Inc.            32,750   1,086
            Callaway Golf Co.                       25,500     430
            *CarMax, Inc.                           34,900   1,079
            *Catalina Marketing Corp.               18,000     363
            CBRL Group, Inc.                        16,400     627
            *The Cheesecake Factory, Inc.           17,400     766
            *Chico's FAS, Inc.                      29,200   1,079
            Claire's Stores, Inc.                   33,000     622
            *Coach, Inc.                            61,300   2,315
            D.R. Horton, Inc.                       52,500   2,272
            *Dollar Tree Stores, Inc.               38,600   1,160
            *Emmis Communications Corp. --
             Class A                                18,400     498
            *Entercom Communications Corp. --
             Class A                                17,300     916
            Extended Stay America, Inc.             32,000     463
            Furniture Brands International, Inc.    18,800     551
            Gentex Corp.                            25,800   1,139
            GTECH Holdings Corp.                    19,600     970
            Harte-Hanks, Inc.                       29,950     651
            *Hovnanian Enterprises, Inc.            10,100     879
            International Speedway Corp. --Class A  18,000     804
            *Krispy Kreme Doughnuts, Inc.           19,700     721
            Lear Corp.                              22,700   1,392
            Lee Enterprises, Inc.                   15,100     659
            Lennar Corp. -- Class A                 26,600   2,555
            Mandalay Resort Group                   20,000     894
            Media General, Inc. -- Class A           7,900     514
            Michaels Stores, Inc.                   22,500     995
            Modine Manufacturing Co.                11,500     310
            *Mohawk Industries, Inc.                22,400   1,581
            *The Neiman Marcus Group, Inc. --
             Class A                                16,100     864
            *O'Reilly Automotive, Inc.              18,200     698
            Outback Steakhouse, Inc.                25,300   1,119
            *Park Place Entertainment Corp.        102,000   1,105
            *Payless ShoeSource, Inc.               22,942     307
            PETsMART, Inc.                          47,800   1,138
            Pier 1 Imports, Inc.                    30,300     662

                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary continued
           The Reader's Digest Association, Inc. --
            Class A                                  33,400     490
           *Rent-A-Center, Inc.                      27,700     828
           Ross Stores, Inc.                         51,800   1,369
           Ruby Tuesday, Inc.                        21,600     615
           *Saks, Inc.                               48,200     725
           *Scholastic Corp.                         13,300     453
           *Six Flags, Inc.                          31,300     235
           Superior Industries International, Inc.    9,000     392
           *The Timberland Co. -- Class A            12,000     625
           *Toll Brothers, Inc.                      24,700     982
           *Unifi, Inc.                              18,200     117
           The Washington Post Co. -- Class B         3,200   2,533
           *Westwood One, Inc.                       34,200   1,170
           *Williams-Sonoma, Inc.                    39,300   1,366
                                                             ------
               Total                                         53,884
                                                             ------

           Consumer Staples (4.4%)
           *BJ's Wholesale Club, Inc.                23,400     537
           Church & Dwight Co., Inc.                 13,600     539
           *Constellation Brands, Inc. -- Class A    35,300   1,162
           *Dean Foods Co.                           52,314   1,721
           The Dial Corp.                            32,400     922
           *Energizer Holdings, Inc.                 28,500   1,070
           Hormel Foods Corp.                        46,700   1,205
           Interstate Bakeries Corp.                 15,100     215
           The J.M. Smucker Co.                      16,896     765
           Lancaster Colony Corp.                    12,100     546
           Longs Drug Stores Corp.                   12,600     312
           Pepsiamericas, Inc.                       48,600     832
           Ruddick Corp.                             15,600     279
           Sensient Technologies Corp.               15,800     312
           *Smithfield Foods, Inc.                   36,800     762
           Tootsie Roll Industries, Inc.             17,532     631
           Tyson Foods, Inc. -- Class A             118,340   1,568
           Universal Corp.                            8,400     371
           Whole Foods Market, Inc.                  20,100   1,349
                                                             ------
               Total                                         15,098
                                                             ------

           Energy (6.1%)
           *Cooper Cameron Corp.                     18,500     862
           ENSCO International, Inc.                 50,600   1,375
           *FMC Technologies, Inc.                   22,269     519
           *Forest Oil Corp.                         18,000     514
           *Grant Prideco, Inc.                      41,000     534
           *Hanover Compressor Co.                   24,600     274
           Helmerich & Payne, Inc.                   16,900     472
           Murphy Oil Corp.                          31,000   2,024
           *National-Oilwell, Inc.                   28,700     642
           Noble Energy, Inc.                        19,100     849
           Overseas Shipholding Group, Inc.          11,700     398
           *Patterson-UTI Energy, Inc.               27,300     899

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Energy continued
              *Pioneer Natural Resources Co.      39,800   1,271
              Pogo Producing Co.                  21,500   1,038
              *Pride International, Inc.          45,600     850
              *Smith International, Inc.          33,800   1,403
              Tidewater, Inc.                     20,500     613
              Valero Energy Corp.                 38,600   1,789
              *Varco International, Inc.          32,862     678
              *Weatherford International, Ltd.    44,300   1,595
              Western Gas Resources, Inc.         11,200     529
              XTO Energy, Inc.                    62,033   1,756
                                                          ------
                  Total                                   20,884
                                                          ------

              Financials (19.3%)
              A.G. Edwards, Inc.                  26,900     975
              *Allmerica Financial Corp.          17,900     551
              AMB Property Co.                    27,600     907
              American Financial Group, Inc.      23,500     622
              *Americredit Corp.                  52,800     841
              Amerus Group, Co.                   13,200     462
              Arthur J. Gallagher & Co.           30,600     994
              Associated Banc-Corp.               24,809   1,058
              Astoria Financial Corp.             27,200   1,012
              Bank of Hawaii Corp.                19,800     836
              Banknorth Group, Inc.               54,400   1,770
              Brown & Brown, Inc.                 23,100     753
              City National Corp.                 16,400   1,019
              The Colonial Bancgroup, Inc.        42,000     727
              Commerce Bancorp, Inc.              25,300   1,333
              Compass Bancshares, Inc.            42,400   1,667
              Cullen/Frost Bankers, Inc.          17,400     706
              *E*TRADE Group, Inc.               122,300   1,547
              Eaton Vance Corp.                   23,300     854
              Everest Re Group, Ltd.              18,700   1,582
              Fidelity National Financial, Inc.   49,650   1,925
              The First American Corp.            26,200     780
              Firstmerit Corp.                    28,500     769
              GATX Corp.                          16,600     464
              Greater Bay Bancorp                 17,600     501
              GreenPoint Financial Corp.          46,350   1,637
              HCC Insurance Holdings, Inc.        21,500     684
              Hibernia Corp. -- Class A           52,700   1,239
              Highwoods Properties, Inc.          17,900     455
              Horace Mann Educators Corp.         14,400     201
              Hospitality Properties Trust        21,100     871
              Independence Community Bank Corp.   18,500     665
              IndyMac Bancorp, Inc.               18,700     557
              *Investment Technology Group, Inc.  16,000     258
              Investors Financial Services Corp.  22,000     845
              LaBranche & Co., Inc.               20,100     235
              Legg Mason, Inc.                    22,200   1,713
              Leucadia National Corp.             23,900   1,102
              Liberty Property Trust              26,800   1,043
              M&T Bank Corp.                      40,400   3,970
              Mack-Cali Realty Corp.              19,600     816
              Mercantile Bankshares Corp.         26,800   1,222
              *The Mony Group, Inc.               15,900     498

                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Financials continued
              National Commerce Financial Corp.   69,025   1,883
              New Plan Excel Realty Trust, Inc.   32,900     812
              New York Community Bancorp, Inc.    65,941   2,508
              *Ohio Casualty Corp.                20,600     358
              Old Republic International Corp.    61,200   1,552
              The PMI Group, Inc.                 31,700   1,180
              Protective Life Corp.               23,300     788
              Provident Financial Group, Inc.     16,500     527
              Radian Group, Inc.                  31,600   1,541
              Raymond James Financial, Inc.       16,400     618
              SEI Investments Co.                 35,400   1,079
              *Silicon Valley Bancshares          11,700     422
              Sovereign Bancorp, Inc.             98,600   2,341
              Stancorp Financial Group, Inc.       9,800     616
              TCF Financial Corp.                 24,100   1,238
              United Dominion Realty Trust, Inc.  42,600     818
              Unitrin, Inc.                       22,800     944
              W.R. Berkley Corp.                  28,100     982
              Waddell & Reed Financial, Inc. --
               Class A                            27,900     655
              Washington Federal, Inc.            23,500     667
              Webster Financial Corp.             15,400     706
              Westamerica Bancorporation          11,000     547
              Wilmington Trust Corp.              22,300     803
                                                          ------
                  Total                                   66,251
                                                          ------

              Health Care (11.8%)
              *Advancepcs                         31,100   1,638
              *Apogent Technologies, Inc.         31,100     717
              *Apria Healthcare Group, Inc.       17,200     490
              *Barr Laboratories, Inc.            22,600   1,739
              Beckman Coulter, Inc.               20,600   1,047
              *Charles River Laboratories         15,400     529
              *Community Health Systems, Inc.     33,300     885
              *Covance, Inc.                      20,800     557
              *Coventry Health Care, Inc.         20,200   1,303
              *Cytyc Corp.                        37,000     509
              DENTSPLY International, Inc.        26,650   1,204
              *Edwards Lifesciences Corp.         20,900     629
              *First Health Group Corp.           32,000     623
              *Gilead Sciences, Inc.              68,000   3,953
              *Health Net, Inc.                   39,200   1,282
              *Henry Schein, Inc.                 14,700     993
              Hillenbrand Industries, Inc.        20,900   1,297
              *IVAX Corp.                         66,025   1,577
              *Lifepoint Hospitals, Inc.          13,100     386
              *Lincare Holdings, Inc.             33,200     997
              *Millennium Pharmaceuticals, Inc.  100,900   1,884
              Mylan Laboratories, Inc.            90,600   2,288
              Omnicare, Inc.                      34,200   1,381
              Oxford Health Plans, Inc.           28,000   1,218
              *PacifiCare Health Systems, Inc.    14,000     946
              *Patterson Dental Co.               23,000   1,476
              Perrigo Co.                         23,600     371
              *Pharmaceutical Resources, Inc.     11,400     743
              *Protein Design Labs, Inc.          31,600     566

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                     Shares/   Value
          Common Stock (95.1%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Health Care continued
          *Sepracor, Inc.                            28,600      684
          *Sicor, Inc.                               40,200    1,093
          *STERIS Corp.                              23,400      529
          *Triad Hospitals, Inc.                     25,439      846
          Universal Health Services, Inc. -- Class B 19,600    1,053
          Valeant Pharmaceuticals International Co.  28,100      707
          *Varian Medical Systems Inc.               23,100    1,596
          *Vertex Pharmaceuticals, Inc.              26,000      266
          *VISX, Inc.                                16,200      375
                                                              ------
              Total                                           40,377
                                                              ------

          Industrials (11.5%)
          *AGCO Corp.                                25,400      512
          *Alaska Air Group, Inc.                     9,000      246
          Alexander & Baldwin, Inc.                  14,000      472
          ALLETE, Inc.                               29,200      894
          AMETEK, Inc.                               11,200      541
          Banta Corp.                                 8,600      348
          The Brink's Co.                            18,300      414
          C.H. Robinson Worldwide, Inc.              28,600    1,084
          *Career Education Corp.                    33,500    1,342
          Carlisle Companies, Inc.                   10,400      633
          *ChoicePoint, Inc.                         29,000    1,105
          CNF, Inc.                                  16,800      570
          *Copart, Inc.                              30,300      500
          *Corinthian Colleges, Inc.                 14,800      822
          *DeVry, Inc.                               23,600      593
          Donaldson Co., Inc.                        14,600      864
          *The Dun & Bradstreet Corp.                24,900    1,263
          *Dycom Industries, Inc.                    16,200      434
          *Education Management Corp.                24,000      745
          *EGL, Inc.                                 15,900      279
          Expeditors International of Washington,
           Inc.                                      35,300    1,329
          Fastenal Co.                               25,600    1,278
          Federal Signal Corp.                       16,200      284
          *Flowserve Corp.                           18,700      390
          Graco, Inc.                                15,500      622
          Granite Construction, Inc.                 14,000      329
          Harsco Corp.                               13,700      600
          Herman Miller, Inc.                        24,600      597
          Hon Industries, Inc.                       19,500      845
          Hubbell, Inc. -- Class B                   20,100      886
          *J.B. Hunt Transport Services, Inc.        26,700      721
          *Jacobs Engineering Group, Inc.            18,700      898
          *Jetblue Airways Corp.                     34,250      908
          Kelly Services, Inc. -- Class A            12,000      342
          Kennametal, Inc.                           11,900      473
          *Korn/Ferry International                  12,700      169
          *L-3 Communications Holdings, Inc.         32,500    1,668
          Manpower, Inc.                             26,200    1,233
          Nordson Corp.                              11,400      394
          Pentair, Inc.                              16,700      763
          Precision Castparts Corp.                  20,800      945
          *Quanta Services, Inc.                     39,400      288
          Republic Services, Inc.                    54,200    1,389
          Rollins, Inc.                              15,250      344

                                                   Shares/   Value
           Common Stock (95.1%)                     $ Par  $ (000's)
           ---------------------------------------------------------

           Industrials continued
           *Sequa Corp. -- Class A                   3,500     172
           *Sotheby's Holdings, Inc. -- Class A     20,800     284
           *SPX Corp.                               25,900   1,523
           *Stericycle, Inc.                        14,200     663
           *Swift Transportation Co., Inc.          28,200     593
           *Sylvan Learning Systems, Inc.           14,519     418
           Tecumseh Products Co. -- Class A          6,200     300
           Teleflex, Inc.                           13,400     648
           Trinity Industries, Inc.                 15,600     481
           *United Rentals, Inc.                    26,000     501
           *Valassis Communications, Inc.           17,600     517
           Viad Corp.                               29,800     745
           Werner Enterprises, Inc.                 26,950     525
           York International Corp.                 13,400     493
                                                            ------
               Total                                        39,219
                                                            ------

           Information Technology (15.5%)
           *3Com Corp.                             124,400   1,016
           *Activision, Inc.                        29,700     541
           *Acxiom Corp.                            28,800     535
           ADTRAN, Inc.                             26,000     806
           *Advanced Fibre Communications, Inc.     28,900     582
           *Advent Software, Inc.                   11,000     192
           *Affiliated Computer Services, Inc. --
            Class A                                 44,900   2,445
           *Arrow Electronics, Inc.                 34,000     787
           *Ascential Software Corp.                19,675     510
           *Atmel Corp.                            158,300     951
           *Avnet, Inc.                             40,400     875
           *Avocent Corp.                           15,700     573
           *The BISYS Group, Inc.                   40,500     603
           *Cabot Microelectronics Corp.             8,292     406
           *Cadence Design Systems, Inc.            91,700   1,649
           CDW Corp.                                27,900   1,612
           *Ceridian Corp.                          50,000   1,047
           Certegy, Inc.                            22,400     735
           *Checkfree Corp.                         26,800     741
           *Commscope, Inc.                         20,000     327
           *Credence Systems Corp.                  21,300     280
           *Cree, Inc.                              24,700     437
           *CSG Systems International, Inc.         17,700     221
           *Cypress Semiconductor Corp.             40,000     854
           Diebold, Inc.                            24,500   1,320
           *DST Systems, Inc.                       28,200   1,178
           Fair, Isaac And Co., Inc.                16,300     801
           *Fairchild Semiconductor International,
            Inc. -- Class A                         39,600     989
           *Gartner, Inc.                           42,900     485
           Harris Corp.                             22,400     850
           Imation Corp.                            12,000     422
           *Integrated Device Technology, Inc.      35,200     604
           *Integtated Circuit Systems, Inc.        23,500     670
           *International Rectifier Corp.           21,700   1,072
           *Internet Security Systems, Inc.         16,800     316
           Intersil Corp. -- Class A                46,700   1,160
           Jack Henry & Associates, Inc.            29,700     611

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *Keane, Inc.                             21,500      315
           *KEMET Corp.                             29,200      400
           *Lam Research Corp.                      42,800    1,382
           *Lattice Semiconductor Corp.             38,000      368
           *LTX Corp.                               16,700      251
           *Macromedia, Inc.                        21,100      376
           *Macrovision Corp.                       16,500      373
           *McDATA Corp. -- Class A                 38,700      369
           *Mentor Graphics Corp.                   23,200      337
           *Micrel, Inc.                            31,200      486
           Microchip Technology, Inc.               69,212    2,309
           *MPS Group, Inc.                         34,400      322
           National Instruments Corp.               17,400      791
           *Network Associates, Inc.                54,200      815
           *Newport Corp.                           13,100      217
           *Plantronics, Inc.                       14,800      483
           *Plexus Corp.                            14,400      247
           *Polycom, Inc.                           33,400      652
           *Powerwave Technologies, Inc.            21,300      163
           *Quantum Corp. -- DLT & Storage
            Systems                                 59,800      187
           *Retek, Inc.                             18,200      169
           The Reynolds And Reynolds Co. --
            Class A                                 23,000      668
           *RF Micro Devices, Inc.                  62,200      625
           *RSA Security, Inc.                      19,800      281
           *SanDisk Corp.                           26,300    1,608
           *Semtech Corp.                           24,800      564
           *Silicon Laboratories, Inc.              16,600      717
           *Storage Technology Corp.                37,000      953
           *Sybase, Inc.                            32,000      659
           *Synopsys, Inc.                          52,400    1,769
           *Tech Data Corp.                         19,100      758
           *The Titan Corp.                         27,100      591
           *Transaction Systems Architects, Inc. --
            Class A                                 12,000      272
           *TriQuint Semiconductor, Inc.            45,311      320
           *Varian, Inc.                            11,500      480
           *Vishay Intertechnology, Inc.            53,887    1,234
           *Wind River Systems, Inc.                28,400      249
           *Zebra Technologies Corp. -- Class A     15,900    1,055
                                                             ------
               Total                                         53,018
                                                             ------

           Materials (4.2%)
           Airgas, Inc.                             24,800      533
           Albemarle Corp.                          13,900      417
           Arch Coal, Inc.                          17,700      552
           Bowater, Inc.                            18,700      867
           Cabot Corp.                              20,800      662
           Carpenter Technology Corp.                7,500      222
           Crompton Corp.                           37,563      269
           *Cytec Industries, Inc.                  13,200      507
           Ferro Corp.                              13,800      375
           *FMC Corp.                               11,900      406
           IMC Global, Inc.                         38,900      386
           *Longview Fibre Co.                      17,200      212
           The Lubrizol Corp.                       17,400      566

                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Materials continued
              Lyondell Chemical Co.              58,700       996
              Martin Marietta Materials, Inc.    16,500       775
              Minerals Technologies, Inc.         6,800       403
              Olin Corp.                         19,700       395
              P.H. Glatfelter Co.                14,800       184
              Packaging Corp. of America         35,200       769
              Peabody Energy Corp.               18,300       763
              Potlatch Corp.                      9,700       337
              Rayonier, Inc.                     14,200       589
              RPM, Inc.                          39,000       642
              *The Scotts Co. -- Class A         10,700       633
              Sonoco Products Co.                32,700       805
              The Valspar Corp.                  17,000       841
              Wausau-Mosinee Paper Corp.         17,400       235
                                                          -------
                  Total                                    14,341
                                                          -------

              Telecommunication Services (0.5%)
              *Cincinnati Bell, Inc.             82,500       417
              *Price Communications Corp.        18,300       251
              Telephone And Data Systems, Inc.   19,400     1,213
                                                          -------
                  Total                                     1,881
                                                          -------

              Utilities (6.1%)
              AGL Resources, Inc.                21,500       626
              Alliant Energy Corp.               37,300       929
              *Aquila, Inc.                      65,900       223
              Black Hills Corp.                  10,800       322
              DPL, Inc.                          42,700       892
              Duquesne Light Holdings, Inc.      25,300       464
              Energy East Corp.                  49,200     1,102
              Equitable Resources, Inc.          21,000       901
              Great Plains Energy, Inc.          23,400       745
              Hawaiian Electric Industries, Inc. 12,700       602
              IDACORP, Inc.                      12,900       386
              MDU Resources Group, Inc.          38,200       910
              National Fuel Gas Co.              27,500       672
              Northeast Utilities                45,100       910
              NSTAR                              17,900       868
              OGE Energy Corp.                   28,800       697
              ONEOK, Inc.                        32,000       707
              Pepco Holdings, Inc.               57,700     1,127
              Philadelphia Suburban Corp.        29,450       651
              PNM Resources, Inc.                13,600       382
              Puget Energy, Inc.                 31,800       756
              Questar Corp.                      28,000       984
              SCANA Corp.                        37,500     1,283
              *Sierra Pacific Resouces           39,581       291
              Vectren Corp.                      25,200       621
              Westar Energy, Inc.                24,400       494
              WGL Holdings, Inc.                 16,400       456
              Wisconsin Energy Corp.             39,600     1,324
              WPS Resources Corp.                12,200       564
                                                          -------
                  Total                                    20,889
                                                          -------

                  Total Common Stock
                   (Cost: $281,175)                       325,842
                                                          -------

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/    Value
         Money Market Investment (4.9%)              $ Par   $ (000's)
         -------------------------------------------------------------

         Autos (1.5%)
         (b)Toyota Motor Credit Corp.,
          1.02%, 2/12/04                           5,000,000    4,994
                                                              -------
             Total                                              4,994
                                                              -------

         Banks (1.2%)
         (b)UBS Finance Delaware LLC,
          0.95%, 1/2/04                            4,200,000    4,200
                                                              -------
             Total                                              4,200
                                                              -------

         Federal Government and Agencies (0.4%)
         (b)Federal Home Loan Mortgage Co.,
          1.065%, 2/5/04                           1,500,000    1,498
                                                              -------
             Total                                              1,498
                                                              -------

         Short Term Business Credit (1.8%)
         (b)Transamerica Financial, 1.05%, 1/16/04 6,000,000    5,998
                                                              -------
             Total                                              5,998
                                                              -------

             Total Money Market Investment
              (Cost: $16,690)                                  16,690
                                                              -------

             Total Investments (100.0%)
              (Cost $297,865)(a)                              342,532
                                                              -------

             Other Assets, Less Liabilities
              (0.0%)                                              (32)
                                                              -------

             Total Net Assets (100.0%)                        342,500
                                                              -------

 *Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $300,358 and the net unrealized appreciation of investments based on that cost was $42,174 which is comprised of $65,112 aggregate gross unrealized appreciations and $22,938 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                    Appreciation/
                               Number of Expiration Depreciation
               Issuer (000's)  Contracts    Date       (000's)
               --------------------------------------------------
               MidCap 400
                Index Futures     57        3/04        $437
               (Total Notional
                Value at
                12/31/03
                $15,981)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                      Index 400 Stock Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                                   Net Assets:
Long-term growth of capital Invest in equity securities selected for their growth $37 million potential.

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large-capitalization stocks. The Portfolio is managed using a "bottom up" approach, which means that holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

From its inception date of May 1, 2003, through December 31, 2003, the Portfolio had a return of 19.90%. This compares to a return of 22.82% for its benchmark, the S&P 500 Index. The Portfolio's underperformance relative to the Index resulted mainly from individual stock selection. Detractors included apparel and housewares retailer Kohl's, which slumped amid concerns over the continued purchasing power of consumers. Independent oil and gas exploration concern Anadarko Petroleum underperformed, as did deep-discount retailer Dollar Tree Stores. Also lagging were Finnish wireless handset manufacturer Nokia and multi-faceted entertainment company Viacom, which counts CBS Television and Nickelodeon among its holdings.

On the positive side, one of the leaders of the broad Nasdaq rally was the Portfolio's pacesetter - innovative biotechnology interest Genentech, which tapped its strong research and development pipeline. Other standouts included health insurance interest UnitedHealth Group, which launched an acquisition of health maintenance organization operator Mid-Atlantic Medical Services, and videogame creator Electronic Arts. Additional gains were supplied by wireless telecommunications service provider Nextel Communications, and manufacturing conglomerate 3M, which produces products ranging from sticky Post-It notepads to sophisticated drug delivery systems.

While sector decisions for this Portfolio are determined mainly by extensive company-level research, sector analysis offers some insight into the Portfolio's performance. Powered by companies such as Genentech, the healthcare sector led all others on an absolute basis. The information technology area followed with standouts such as Nextel Communications leading the way. Aiding performance was the Portfolio's overweight position in both sectors, relative to the S&P 500 Index.

                                    [CHART]

            Sector Allocation 12/31/03

Consumer Staples                             4%
Consumer Discretionary                      17%
Energy                                       2%
Financials                                  17%
Health Care                                 20%
Industrials                                  5%
Short-Term Investments & Other Net Assets    2%
Information Technology                      27%
Telecommunication Services                   2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
UnitedHealth Group, Inc.                                  7.0%
Microsoft Corp.                                           4.7%
Genentech, Inc.                                           4.6%
Bank of America Corp.                                     4.3%
Electronic Arts, Inc.                                     4.3%
Nextel Communications, Inc. - Class A                     3.8%
Aetna, Inc.                                               3.7%
Applied Materials, Inc.                                   3.7%
The Goldman Sachs Group, Inc.                             3.4%
Wells Fargo & Co.                                         3.3%


                                    [CHART]

                          Relative Performance

            Janus Capital Appreciation
                   Portfolio               S&P 500 Index
            --------------------------     -------------
 5/03               $10,000                   $10,000
12/03                11,990                    12,282


                        Average Annual Total Return
                      For Periods Ended December 31, 2003
                                                          Since
                                                        Inception#
Janus Capital Appreciation Portfolio                      19.90%
S&P 500 Index                                             22.82%

#inception date of 5/1/03, returns not annualized

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (97.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (17.4%)
            *Advance Auto Parts, Inc.               7,140      581
            *Amazon.com, Inc.                      15,725      828
            *Dollar Tree Stores, Inc.              13,710      412
            *eBay, Inc.                            18,000    1,162
            *EchoStar Communications Corp.         27,905      949
            *Kohl's Corp.                          10,325      464
            NIKE, Inc. -- Class B                  16,515    1,131
            Outback Steakhouse, Inc.                3,385      150
            *Time Warner, Inc.                     39,045      702
                                                             -----
                Total                                        6,379
                                                             -----

            Consumer Staples (4.1%)
            *Energizer Holdings, Inc.              14,535      546
            The Procter & Gamble Co.                9,580      957
                                                             -----
                Total                                        1,503
                                                             -----

            Energy (1.5%)
            Murphy Oil Corp.                        8,615      563
                                                             -----
                Total                                          563
                                                             -----

            Financials (17.1%)
            The Allstate Corp.                     17,160      738
            Bank of America Corp.                  19,725    1,586
            *Berkshire Hathaway, Inc.                 135      380
            The Goldman Sachs Group, Inc.          12,555    1,240
            SLM Corp.                              29,580    1,115
            Wells Fargo & Co.                      20,680    1,218
                                                             -----
                Total                                        6,277
                                                             -----

            Health Care (19.9%)
            Aetna, Inc.                            19,850    1,341
            *Anthem, Inc.                           4,625      347
            *Forest Laboratories, Inc.             11,710      724
            *Genentech, Inc.                       18,020    1,686
            *Invitrogen Corp.                       5,755      403
            UnitedHealth Group, Inc.               44,280    2,576
            *WellPoint Health Networks, Inc. --
             Class A                                2,445      237
                                                             -----
                Total                                        7,314
                                                             -----

            Industrials (4.8%)
            3M Co.                                 12,760    1,085
            United Parcel Service, Inc. -- Class B  8,910      664
                                                             -----
                Total                                        1,749
                                                             -----

                                                  Shares/    Value
           Common Stock (97.7%)                    $ Par   $ (000's)
           ---------------------------------------------------------

           Information Technology (27.2%)
           *Apple Computer, Inc.                    39,890     852
           *Applied Materials, Inc.                 59,705   1,340
           *Cisco Systems, Inc.                     33,850     822
           *Electronic Arts, Inc.                   33,130   1,584
           *KLA-Tencor Corp.                        19,555   1,147
           Microsoft Corp.                          63,045   1,737
           Nokia Corp., ADR                         22,885     389
           *NVIDIA Corp.                            21,520     500
           *Synopsys, Inc.                          11,600     392
           Texas Instruments, Inc.                  25,530     750
           *Yahoo!, Inc.                            11,270     509
                                                            ------
               Total                                        10,022
                                                            ------

           Telecommunication Services (5.7%)
           *Nextel Communications, Inc. --
            Class A                                 50,185   1,408
           Vodafone Group PLC, ADR                  27,395     686
                                                            ------
               Total                                         2,094
                                                            ------

               Total Common Stock
                (Cost: $30,263)                             35,901
                                                            ------

           Money Market Investment (12.0%)
           ---------------------------------------------------------

           Federal Government and Agencies (12.0%)
           Federal Home Loan Mortgage,
            1.01%, 1/8/04                        4,400,000   4,399
                                                            ------

               Total Money Market Investment
                (Cost: $4,399)                               4,399
                                                            ------

               Total Investments (109.7%)
                (Cost $34,662)(a)                           40,300
                                                            ------

               Other Assets, Less Liabilities
                (-9.7%)                                     (3,570)
                                                            ------

               Total Net Assets (100.0%)                    36,730
                                                            ------

* Non-Income Producing

ADR-- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,670 and the net unrealized appreciation of investments based on that cost was $5,630 which is comprised of $5,811 aggregate gross unrealized appreciations and $181 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Janus Capital Appreciation Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                     Net Assets:
Long-term appreciation of capital with Hold a diversified mix of high quality growth stocks of $666 million
moderate risk                          medium and large companies with above-average potential
                                       for earnings growth.

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with strong positions in their markets whose stock prices do not reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile.

For 2003, the Growth Stock Portfolio had a return of 18.94%, well below the S&P 500 Index, which had a return of 28.67%. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The underperformance resulted from a combination of sector weights and individual stock selection. The Portfolio's traditional emphasis on high quality names with steady, modest growth, a strategy that contributed to above-average performance in the 2000-2002 period, when the market was down, resulted in poor relative performance during the cyclical recovery experienced during 2003. Most importantly, several of the largest holdings in the Portfolio at the end of the previous year, such as Harley-Davidson, Kohl's and Newell Rubbermaid, have significantly underperformed the market during 2003. These holdings have been reduced or eliminated, replaced with new positions such as Teva Pharmaceuticals, a leading producer of generic drugs, and Gilead Sciences, a biotechnology company. In addition, diversification has been increased during the year, with the number of holdings increased by approximately 12%; the ten largest holdings now represent 24.6% of net asset value, compared with 26.9% at the end of 2002.

Relative to the S&P 500 Index, the Portfolio began the year with an underweight in Information Technology, which proved to be the strongest sector for the year. Some holdings within this sector, including Intel, Cisco and Texas Instruments, were among the best performers in the Portfolio. Also positive for performance was Fortune Brands, a position in the Consumer Discretionary sector that has been increased significantly.

                                      [CHART]

            Sector Allocation 12/31/03

Energy                                       5%
Financials                                  15%
Health Care                                 15%
Industrials                                  5%
Short-Term Investments & Other Net Assets    6%
Telecommunication Services/Other Holdings    3%
Information Technology                      23%
Materials                                    2%
Consumer Discretionary                      17%
Consumer Staples                            9%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/03

Company                                 % of Total Net Assets
Microsoft Corp.                               3.8%
Intel Corp.                                   2.8%
Pfizer, Inc.                                  2.7%
Citigroup, Inc.                               2.5%
Medtronic, Inc.                               2.5%
General Electric Co.                          2.2%
Fortune Brands, Inc.                          2.1%
Wal-Mart Stores, Inc.                         2.1%
International Business Machines Corp.         2.0%
Target Corp.                                  1.9%


                                    [CHART]

                         Relative Performance

             Growth Stock Portfolio  S&P 500 Index
             ----------------------  --------------
 5/94                $10,000           $10,000
12/94                 10,155            10,344
12/95                 13,285            14,226
12/96                 16,063            17,490
12/97                 20,858            23,322
12/98                 26,425            29,986
12/99                 32,369            36,294
12/00                 31,563            32,992
12/01                 27,077            29,072
12/02                 21,436            22,650
12/03                 25,497            29,144


--------------------------------------------------------
               Average Annual Total Return
            For Periods Ended December 31, 2003

                                                Since
                         1 Year    5 Years    Inception*
--------------------------------------------------------
Growth Stock Portfolio   18.94%    -0.71%       10.17%
S&P 500 Index            28.67%    -0.57%       11.70%
--------------------------------------------------------
*inception date of 5/03/94


The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Growth Stock Portfolio

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                 Shares/   Value
              Common Stock (95.6%)                $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (17.2%)
              *Bed Bath & Beyond, Inc.           157,700    6,836
              Best Buy Co., Inc.                  65,700    3,432
              *Comcast Corp. -- Class A          117,084    3,849
              Fortune Brands, Inc.               196,100   14,020
              Gannett Co., Inc.                   36,500    3,254
              Harley-Davidson, Inc.              194,200    9,230
              *InterActiveCorp                    92,200    3,128
              *Kohl's Corp.                      197,600    8,880
              Lowe's Companies, Inc.             114,800    6,359
              McDonald's Corp.                   194,100    4,820
              The McGraw-Hill Companies, Inc.    120,500    8,425
              Target Corp.                       334,400   12,842
              *Time Warner, Inc.                 383,500    6,899
              Tribune Co.                        161,300    8,323
              Viacom, Inc. -- Class B            185,000    8,210
              Wendy's International, Inc.        158,300    6,212
                                                          -------
                  Total                                   114,719
                                                          -------

              Consumer Staples (9.2%)
              Altria Group, Inc.                 146,200    7,956
              Anheuser-Busch Companies, Inc.      89,700    4,725
              The Coca-Cola Co.                  125,000    6,344
              Colgate-Palmolive Co.               86,500    4,329
              *Dean Foods Co.                    182,200    5,989
              PepsiCo, Inc.                      209,100    9,748
              Wal-Mart Stores, Inc.              261,000   13,847
              Walgreen Co.                       233,300    8,487
                                                          -------
                  Total                                    61,425
                                                          -------

              Energy (4.9%)
              ConocoPhillips                     145,808    9,561
              EOG Resources, Inc.                150,900    6,967
              Exxon Mobil Corp.                  277,634   11,382
              *Nabors Industries, Ltd.            53,200    2,208
              *Noble Corp.                        68,300    2,444
                                                          -------
                  Total                                    32,562
                                                          -------

              Financials (15.0%)
              American Express Co.               185,300    8,937
              American International Group, Inc. 115,000    7,622
              Citigroup, Inc.                    346,900   16,838
              Fifth Third Bancorp                125,950    7,444
              The Goldman Sachs Group, Inc.       88,400    8,728
              Lehman Brothers Holdings, Inc.     123,300    9,521
              Morgan Stanley                     190,500   11,024
              Principal Financial Group, Inc.    280,300    9,270
              Prudential Financial, Inc.         119,700    5,000
              Wachovia Corp.                      69,900    3,257
              Wells Fargo & Co.                  208,600   12,284
                                                          -------
                  Total                                    99,925
                                                          -------

                                                   Shares/   Value
            Common Stock (95.6%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Health Care (15.2%)
            Abbott Laboratories                    147,400    6,869
            AmerisourceBergen Corp.                100,700    5,654
            *Amgen, Inc.                           161,300    9,968
            *Boston Scientific Corp.                76,800    2,823
            Eli Lilly and Co.                      120,600    8,482
            *Forest Laboratories, Inc.             122,800    7,589
            *Gilead Sciences, Inc.                  51,500    2,994
            Johnson & Johnson                      147,500    7,620
            Medtronic, Inc.                        336,400   16,352
            Pfizer, Inc.                           510,150   18,024
            Teva Pharmaceutical Ind Spon ADR       178,800   10,140
            UnitedHealth Group, Inc.                81,800    4,759
                                                            -------
                Total                                       101,274
                                                            -------

            Industrials (5.4%)
            *American Standard Companies, Inc.     121,900   12,275
            FedEx Corp.                            141,300    9,538
            General Electric Co.                   465,200   14,412
                                                            -------
                Total                                        36,225
                                                            -------

            Information Technology (23.3%)
            *Affiliated Computer Services, Inc. --
             Class A                                61,300    3,338
            Analog Devices, Inc.                   114,300    5,218
            *Applied Materials, Inc.               211,700    4,753
            *ASML Holding N.V.                     197,600    3,962
            *Broadcom Corp. -- Class A              91,900    3,133
            *Cisco Systems, Inc.                   477,500   11,598
            *Dell, Inc.                            188,200    6,391
            *Electronic Arts, Inc.                  21,500    1,027
            *EMC Corp.                             269,600    3,483
            First Data Corp.                       216,200    8,884
            *Fiserv, Inc.                          163,062    6,443
            Hewlett-Packard Co.                    448,100   10,293
            Intel Corp.                            580,300   18,686
            International Business Machines Corp.  144,200   13,364
            *Intuit, Inc.                           86,500    4,577
            Microsoft Corp.                        923,700   25,438
            Nokia Corp., ADR                       417,500    7,098
            *NVIDIA Corp.                          146,400    3,404
            *Taiwan Semiconductor, ADR             482,500    4,941
            Texas Instruments, Inc.                282,400    8,297
                                                            -------
                Total                                       154,328
                                                            -------

            Materials (2.3%)
            Air Products and Chemicals, Inc.       154,800    8,179
            Ecolab, Inc.                           132,900    3,637
            PPG Industries, Inc.                    59,300    3,796
                                                            -------
                Total                                        15,612
                                                            -------

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


                                                Shares/      Value
             Common Stock (95.6%)                $ Par     $ (000's)
             -------------------------------------------------------
             Other Holdings (1.9%)
             *Nasdaq-100 Trust, Series 1           79,500     2,895
             *Semiconductor Holders Trust         233,400     9,663
                                                            -------
                 Total                                       12,558
                                                            -------

             Telecommunication Services (1.2%)
             Vodafone Group PLC, ADR              314,700     7,880
                                                            -------
                 Total                                        7,880
                                                            -------

                 Total Common Stock
                  (Cost: $556,781)                          636,508
                                                            -------

             Money Market Investment (4.0%)
             -------------------------------------------------------

             Banks (0.4%)
             UBS Finance Delaware LLC,
              0.95%, 1/2/04                     2,400,000     2,400
                                                            -------

                 Total                                        2,400
                                                            -------

             Federal Government and Agencies (0.6%)
             Federal Home Loan Mortgage Co.,
              1.065%, 2/5/04                    4,000,000     3,996
                                                            -------
                 Total                                        3,996
                                                            -------

             Finance Services (3.0%)
             (b)Preferred Rec Funding,
              1.08%, 1/9/04                    20,000,000    19,995
                                                            -------
                 Total                                       19,995
                                                            -------

                 Total Money Market Investment
                  (Cost: $26,391)                            26,391
                                                            -------

                 Total Investments (99.6%)
                  (Cost $583,172)(a)                        662,899
                                                            -------

                 Other Assets, Less Liabilities (0.4%)        2,972
                                                            -------

                 Total Net Assets (100.0%)                  665,871
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $583,801 and the net unrealized appreciation of investments based on that cost was $79,098 which is comprised of $94,100 aggregate gross unrealized appreciations and $15,002 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S & P 500 Index
             Futures                 32       03/04        $326
            (Total Notional Value
             at 12/31/03 $8,558)

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio

 Large Cap Core Stock Portfolio


--------------------------------------------------------------------------------

Objective:                               Portfolio Strategy:                                          Net Assets:
Long-term growth of capital and income,  Actively manage a portfolio of equity securities with a goal $448 million consistent with moderate investment risk of exceeding the total return of the S&P 500 Index.

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income by investing primarily in large capitalization companies. In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares. The portfolio is broadly diversified, with some representation in all ten S&P industry sectors, but with allocations among industries adjusted as appropriate for the economic outlook. The emphasis is on higher quality companies, with preference given to stocks that pay dividends.

In 2003, the Large Cap Core Stock Portfolio had a return of 24.05%, compared with 28.67% for the S&P 500 Index. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's underperformance relative to the Index resulted mainly from its emphasis on relatively large, high quality issues at a time when market performance was dominated by stocks of smaller, less well established companies. Decisions regarding specific stocks were a greater factor in relative performance than industry sector positions. Several stocks held early in the year, including Newell-Rubbermaid, Avery Dennison, Freddie Mac and Marsh McLennan, reported disappointing results or other bad news; these positions have been eliminated. Also negative for performance was an overweighted position in media, with holdings such as Viacom and Liberty Media.

On the positive side, performance benefited from overweighted positions through much of the year in materials, telecom and utilities, as these cyclical industry groups performed well in a recovering economy. An overweight in wireless telecommunication, where the largest holding is Nextel, also proved positive. Also positive was an overweight in Information Technology, where Cisco and semiconductor stocks such as Intel did well.

                                    [CHART]

   Sector Allocation 12/31/03

Health Care                    14%
Industrials                     9%
Information Technology         20%
Materials                       6%
Telecommunication Services      4%
Utilities                       4%
Short-Term Investments
& Other Net Assets              1%
Consumer Discretionary         12%
Consumer Staples                9%
Energy                          5%
Financials                     16%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                            % of Total Net Assets
Citigroup, Inc.                            3.4%
Microsoft Corp.                            3.2%
Cisco Systems, Inc.                        2.7%
Pfizer, Inc.                               2.6%
Intel Corp.                                2.5%
Exxon Mobil Corp.                          2.3%
General Electric Co.                       2.2%
Wal-Mart Stores, Inc.                      1.7%
Wells Fargo & Co.                          1.7%
International Business Machines Corp.      1.6%


                                    [CHART]

                              Relative Performance

          Large Cap Core
         Stock Portfolio         S&P 500 Index
         ---------------         -------------
 5/94        $10,000               $10,000
12/94         10,034                10,344
12/95         13,156                14,226
12/96         15,783                17,490
12/97         20,523                23,322
12/98         25,271                29,986
12/99         27,162                36,294
12/00         25,269                32,992
12/01         23,305                29,072
12/02         16,734                22,650
12/03         20,759                29,144


                        Average Annual Total Return
                    For Periods Ended December 31, 2003
                                                                  Since
                                       1 Year       5 Years     Inception*
Large Cap Core Stock Portfolio         24.05%       -3.86%        7.85%
S&P 500 Index                          28.67%       -0.57%       11.70%

*inception date of 5/03/94



The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (98.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (11.5%)
            *Bed Bath & Beyond, Inc.                52,000   2,254
            Best Buy Co., Inc.                      43,100   2,252
            *Comcast Corp. -- Class A               78,014   2,564
            Fortune Brands, Inc.                    60,000   4,289
            Gannett Co., Inc.                       24,000   2,140
            *Kohl's Corp.                           75,300   3,384
            Lear Corp.                              59,600   3,655
            *Liberty Media Corp. -- Class A        422,400   5,023
            McDonald's Corp.                       125,800   3,124
            NIKE, Inc. -- Class B                   40,600   2,779
            Omnicom Group, Inc.                     30,000   2,620
            Target Corp.                           100,500   3,859
            *Time Warner, Inc.                     244,100   4,392
            The TJX Companies, Inc.                 91,800   2,024
            Viacom, Inc. -- Class B                 67,800   3,009
            Wendy's International, Inc.            100,800   3,955
                                                            ------
                Total                                       51,323
                                                            ------

            Consumer Staples (9.2%)
            Altria Group, Inc.                     111,400   6,062
            Anheuser-Busch Companies, Inc.          61,500   3,240
            The Coca-Cola Co.                       85,100   4,319
            *Dean Foods Co.                         88,550   2,911
            The Gillette Co.                        57,500   2,112
            PepsiCo, Inc.                          128,000   5,967
            The Procter & Gamble Co.                59,000   5,893
            Wal-Mart Stores, Inc.                  144,100   7,644
            Walgreen Co.                            87,000   3,165
                                                            ------
                Total                                       41,313
                                                            ------

            Energy (5.3%)
            ConocoPhillips                          86,144   5,648
            Devon Energy Corp.                      34,100   1,953
            EOG Resources, Inc.                     94,000   4,340
            Exxon Mobil Corp.                      246,400  10,103
            *Noble Corp.                            44,500   1,592
                                                            ------
                Total                                       23,636
                                                            ------

            Financials (15.7%)
            American Express Co.                    60,200   2,903
            American International Group, Inc.      89,500   5,932
            Bank One Corp.                          94,000   4,285
            The Chubb Corp.                         29,200   1,989
            Citigroup, Inc.                        313,000  15,193
            Countrywide Credit Industries, Inc.     44,000   3,337
            Fifth Third Bancorp                     63,000   3,723
            The Goldman Sachs Group, Inc.           49,200   4,858
            The Hartford Financial Services Group,
             Inc.                                   35,900   2,119
            Lehman Brothers Holdings, Inc.          57,400   4,432
            Morgan Stanley                          39,900   2,309
            Prudential Financial, Inc.             110,000   4,595
            U.S. Bancorp                           165,800   4,938

                                                  Shares/   Value
            Common Stock (98.7%)                   $ Par  $ (000's)
            -------------------------------------------------------

            Financials continued
            Wachovia Corp.                         45,200   2,106
            Wells Fargo & Co.                     129,600   7,632
                                                           ------
                Total                                      70,351
                                                           ------

            Health Care (14.1%)
            Abbott Laboratories                    93,900   4,376
            AmerisourceBergen Corp.                44,400   2,493
            *Amgen, Inc.                          108,000   6,674
            *Boston Scientific Corp.               51,700   1,900
            Eli Lilly and Co.                      81,300   5,718
            *Forest Laboratories, Inc.             79,300   4,901
            Guidant Corp.                          58,500   3,522
            Johnson & Johnson                      88,300   4,562
            Medtronic, Inc.                       100,000   4,861
            Pfizer, Inc.                          328,712  11,613
            Teva Pharmaceutical Ind Spon ADR      114,100   6,471
            UnitedHealth Group, Inc.               46,100   2,682
            Wyeth                                  75,600   3,209
                                                           ------
                Total                                      62,982
                                                           ------

            Industrials (8.7%)
            3M Co.                                 73,000   6,207
            Canadian National Railway Co.          60,000   3,797
            FedEx Corp.                            50,600   3,416
            General Electric Co.                  314,600   9,745
            Honeywell International, Inc.          89,790   3,002
            Lockheed Martin Corp.                  69,000   3,547
            Union Pacific Corp.                     4,700     327
            United Technologies Corp.              55,000   5,212
            Waste Management, Inc.                121,000   3,582
                                                           ------
                Total                                      38,835
                                                           ------

            Information Technology (20.2%)
            Analog Devices, Inc.                   71,600   3,269
            *Applied Materials, Inc.              144,100   3,235
            *ASML Holding N.V.                    135,400   2,715
            *Broadcom Corp. -- Class A             62,900   2,144
            *Cisco Systems, Inc.                  498,000  12,096
            *Dell, Inc.                           108,500   3,685
            *EMC Corp.                            170,700   2,205
            First Data Corp.                      133,700   5,494
            *Fiserv, Inc.                         105,300   4,160
            Hewlett-Packard Co.                   229,602   5,274
            Intel Corp.                           345,000  11,109
            International Business Machines Corp.  74,700   6,923
            Microsoft Corp.                       514,200  14,162
            Nokia Corp., ADR                      263,430   4,478
            *NVIDIA Corp.                         100,100   2,327
            *Oracle Corp.                         166,400   2,196
            *Taiwan Semiconductor, ADR            318,400   3,260
            Texas Instruments, Inc.                77,400   2,275
                                                           ------
                Total                                      91,007
                                                           ------

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


                                                Shares/   Value
              Common Stock (98.7%)               $ Par  $ (000's)
              ---------------------------------------------------

              Materials (6.0%)
              Air Products and Chemicals, Inc.   65,700    3,471
              Alcoa, Inc.                        68,800    2,614
              The Dow Chemical Co.               80,200    3,334
              E. I. du Pont de Nemours And Co.   88,000    4,038
              Ecolab, Inc.                       32,600      892
              Monsanto Co.                      100,800    2,901
              Newmont Mining Corp.               47,700    2,319
              PPG Industries, Inc.               36,000    2,305
              Temple-Inland, Inc.                46,900    2,939
              Weyerhaeuser Co.                   31,800    2,035
                                                         -------
                  Total                                   26,848
                                                         -------

              Telecommunication Services (4.1%)
              *AT&T Wireless Services, Inc.     117,900      942
              *Nextel Communications, Inc. --
               Class A                          175,700    4,930
              SBC Communications, Inc.          114,000    2,972
              Verizon Communications, Inc.      163,548    5,737
              Vodafone Group PLC, ADR           144,000    3,606
                                                         -------
                  Total                                   18,187
                                                         -------

              Utilities (3.9%)
              Dominion Resources, Inc.           65,000    4,149
              DTE Energy Co.                     50,100    1,974
              Edison International               70,501    1,546
              *PG&E Corp.                       178,600    4,960
              Pinnacle West Capital Corp.       116,862    4,677
                                                         -------
                  Total                                   17,306
                                                         -------

                  Total Common Stock
                   (Cost: $403,762)                      441,788
                                                         -------

                                                  Shares/    Value
           Money Market Investment (1.7%)          $ Par   $ (000's)
           ---------------------------------------------------------

           Banks (1.7%)
           UBS Finance Delaware LLC,
            0.95%, 1/2/04                        7,600,000    7,600
                                                            -------

               Total Money Market Investment
                (Cost: $7,600)                                7,600
                                                            -------

               Total Investments (100.4%)
                (Cost $411,362)(a)                          449,388
                                                            -------

               Other Assets, Less Liabilities
                (-0.4%)                                      (1,834)
                                                            -------

               Total Net Assets (100.0%)                    447,554
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $412,521 and the net unrealized appreciation of investments based on that cost was $36,867 which is comprised of $59,274 aggregate gross unrealized appreciations and $22,407 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 Large Cap Core Stock Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and income Invest in larger American companies that exhibit value $136 million characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio is constructed from the bottom-up by a group of experienced portfolio managers and analysts. This value-oriented Portfolio emphasizes stocks that have one or more of the following characteristics relative to the S&P 500 Index: lower price/earnings ratios, lower price to book value ratios, or higher dividend yields. The selection process focuses on individual stocks that are underpriced relative to their inherent value and long-term prospects, based largely on Capital Guardian's solid research capabilities. Industry selection receives minor consideration, and industry weightings may diverge significantly from the major market indices.

During 2003, the Portfolio had a return of 34.41%, outperforming the S&P 500 Index by more than five percentage points. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio began the year with a significantly overweighted position in cyclical industries such as industrials, machinery and materials, in the belief that this group of stocks would benefit from the anticipated economic recovery. This strategy contributed to results with several large holdings, including Ingersoll-Rand and UTX, up during the year. Information technology has not been an area of major emphasis for the portfolio, but performance benefited from a major recovery during 2003 in some holdings in this group such as Polycom that had been extremely weak in the previous year.

Also beneficial to performance was a large position in Fleet Boston, which reached an agreement in November to be acquired by Bank of America. This position has since been reduced and replaced in part by Wells Fargo.

The main detractor during the year was an overweight to the telecommunications services sector which broadly underperformed the market in 2003.

By the end of 2003, the Portfolio's structure had been shifted to place more emphasis on stable industries such as consumer products that are not highly sensitive to broad economic trends. Large holdings include Altria, Campbell Soup and Kraft Foods.

The Portfolio's largest position remains Sprint Corporation, a leading provider of long-distance and local telephone service, which could benefit from consolidation in this industry. Another large position is Air Products and Chemicals, an industrial company that has more exposure to technology than most chemical companies.

                                    [CHART]

    Sector Allocation 12/31/03

Industrials                        14%
Consumer                           17%
Energy                              9%
Materials                           8%
Health Care                         7%
Short-Term Investments              5%
Telecommunication Services          7%
Utilities                           8%
Information Technology              4%
Financials                         21%



Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                             % of Total Net Assets
Sprint Corp.                                  3.3%
Air Products and Chemicals, Inc.              3.3%
Altria Group, Inc.                            3.0%
General Electric Co.                          2.9%
Bank One Corp.                                2.8%
United Technologies Corp.                     2.7%
Unocal Corp.                                  2.3%
The Hartford Financial Services Group, Inc.   2.3%
Ingersoll-Rand Co. - Class A                  2.1%
FleetBoston Financial Corp.                   2.1%

                                     [CHART]

                              Relative Performance

         Capital Guardian Domestic
               Equity Portfolio     S&P 500 Index
         -------------------------  -------------
 7/01             $10,000             $10,000
12/01               9,781               9,538
12/02               7,703               7,431
12/03              10,354               9,562


--------------------------------------------------------------------------
                           Average Annual Total Return
                       For Periods Ended December 31, 2003

                                                              Since
                                                1 Year      Inception*
--------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio      34.41%         1.45%
S&P 500 Index                                   28.67%        -1.84%
--------------------------------------------------------------------------
*inception date of 7/31/01


The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                    Shares/   Value
          Common Stock (92.5%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (5.5%)
          *AutoNation, Inc.                         38,400      705
          Carnival Corp Comm Paired Stk             27,400    1,089
          Ford Motor Co.                            21,300      341
          *The Interpublic Group of Companies, Inc. 81,800    1,276
          Knight-Ridder, Inc.                       18,000    1,392
          Starwood Hotels & Resorts Worldwide,
           Inc.                                     24,900      896
          The Thomson Corp.                         26,200      950
          *Time Warner, Inc.                        45,700      822
                                                             ------
              Total                                           7,471
                                                             ------

          Consumer Staples (9.5%)
          Altria Group, Inc.                        74,500    4,055
          Campbell Soup Co.                         88,600    2,375
          Colgate-Palmolive Co.                     28,800    1,441
          General Mills, Inc.                       14,000      634
          Kimberly-Clark Corp.                      16,200      957
          Kraft Foods, Inc. -- Class A              70,700    2,278
          Unilever NV                               18,000    1,168
                                                             ------
              Total                                          12,908
                                                             ------

          Energy (9.0%)
          Baker Hughes, Inc.                        45,000    1,447
          ChevronTexaco Corp.                        7,100      613
          Exxon Mobil Corp.                         24,300      996
          Royal Dutch Petroleum Co.                 33,200    1,739
          Shell Transport & Trading Co., ADR        52,800    2,379
          *Transocean Sedco Forex, Inc.             38,200      917
          Unocal Corp.                              86,300    3,179
          Weatherford International, Ltd.           26,700      961
                                                             ------
              Total                                          12,231
                                                             ------

          Financials (21.3%)
          *Americredit Corp.                        82,100    1,308
          Bank One Corp.                            82,700    3,770
          The Chubb Corp.                            5,300      361
          Citigroup, Inc.                           13,900      675
          Everest Re Group, Ltd.                    23,400    1,980
          Fannie Mae                                12,100      908
          FleetBoston Financial Corp.               63,900    2,789
          General Growth Properties, Inc.           61,800    1,715
          The Goldman Sachs Group, Inc.              6,800      671
          The Hartford Financial Services Group,
           Inc.                                     53,200    3,140
          J.P. Morgan Chase & Co.                   29,300    1,076
          The PMI Group, Inc.                       37,800    1,407
          SLM Corp.                                 68,100    2,566
          Travelers Property Casualty Corp. --
           Class A                                  36,510      613
          Washington Mutual, Inc.                   49,700    1,994
          Wells Fargo & Co.                         45,400    2,674
          XL Capital, Ltd. Class A                  16,100    1,249
                                                             ------
              Total                                          28,896
                                                             ------

                                                Shares/   Value
              Common Stock (92.5%)               $ Par  $ (000's)
              ---------------------------------------------------

              Health Care (7.3%)
              AstraZeneca PLC ADR                44,400   2,148
              Becton, Dickinson And Co.          49,500   2,036
              CIGNA Corp.                         6,400     368
              Eli Lilly and Co.                  22,800   1,604
              *Lincare Holdings, Inc.            30,500     916
              *PacifiCare Health Systems, Inc.    6,800     460
              Pfizer, Inc.                       45,100   1,593
              *Triad Hospitals, Inc.             26,000     865
                                                         ------
                  Total                                   9,990
                                                         ------

              Industrials (14.1%)
              Canadian National Railway Co.       4,500     285
              Emerson Electric Co.               13,400     868
              Fluor Corp.                        18,100     717
              General Electric Co.              127,800   3,958
              Hubbell, Inc. -- Class B           16,300     719
              Ingersoll-Rand Co. -- Class A      41,600   2,824
              *Navistar International Corp.      23,100   1,106
              Northrop Grumman Corp.             22,500   2,151
              Raytheon Co.                       41,800   1,256
              Siemens AG ADR                      8,200     656
              Tyco International, Ltd.           20,100     533
              Union Pacific Corp.                 6,500     452
              United Technologies Corp.          38,900   3,686
                                                         ------
                  Total                                  19,211
                                                         ------

              Information Technology (4.4%)
              *Avnet, Inc.                       49,600   1,074
              *Cadence Design Systems, Inc.      74,700   1,343
              Hewlett-Packard Co.                30,484     700
              *Polycom, Inc.                     12,300     240
              Sabre Holdings Corp. -- Class A    81,400   1,758
              *Sun Microsystems, Inc.           206,000     925
                                                         ------
                  Total                                   6,040
                                                         ------

              Materials (7.0%)
              Air Products and Chemicals, Inc.   85,400   4,512
              Alcoa, Inc.                         8,600     327
              The Dow Chemical Co.               18,800     782
              E. I. du Pont de Nemours And Co.   43,700   2,005
              International Paper Co.            39,000   1,681
              Nucor Corp.                         3,900     218
                                                         ------
                  Total                                   9,525
                                                         ------

              Telecommunication Services (6.6%)
              CenturyTel, Inc.                   18,200     594
              SBC Communications, Inc.           51,700   1,348
              Sprint Corp.                      275,400   4,522
              Verizon Communications, Inc.       71,100   2,494
                                                         ------
                  Total                                   8,958
                                                         ------

                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


                                                Shares/   Value
              Common Stock (92.5%)               $ Par  $ (000's)
              ---------------------------------------------------

              Utilities (7.8%)
              *The AES Corp.                    110,900    1,047
              American Electric Power Co., Inc.  33,400    1,019
              Duke Energy Corp.                  87,200    1,783
              Equitable Resources, Inc.          14,900      640
              FirstEnergy Corp.                  16,200      570
              *Kinder Morgan Management, LLC.    27,269    1,171
              NiSource, Inc.                    109,700    2,407
              Pinnacle West Capital Corp.        50,400    2,017
                                                         -------
                  Total                                   10,654
                                                         -------

                  Total Common Stock
                   (Cost: $108,534)                      125,884
                                                         -------

              Preferred Stock (2.6%)
              ---------------------------------------------------

              Consumer Discretionary (1.5%)
              Ford Motor Co. Capital Trust II    22,500    1,260
              Interpublic Group, Inc.            14,200      811
                                                         -------
                  Total                                    2,071
                                                         -------

              Materials (1.1%)
              Phelps Dodge Corp.                  8,600    1,455
                                                         -------
                  Total                                    1,455
                                                         -------

                  Total Preferred Stock
                   (Cost: $2,702)                          3,526
                                                         -------

                                                  Shares/    Value
            Money Market Investments (4.8%)        $ Par   $ (000's)
            --------------------------------------------------------

            Banks (0.4%)
            UBS Finance Delaware LLC,
             0.95%, 1/2/04                         600,000      600
                                                            -------
                Total                                           600
                                                            -------

            Federal Government and Agencies (4.4%)
            Federal Home Loan Mortgage,
             1.01%, 1/8/04                       6,000,000    5,999
                                                            -------
                Total                                         5,999
                                                            -------

                Total Money Market Investment
                 (Cost: $6,599)                               6,599
                                                            -------

                Total Investments (99.9%)
                 (Cost $117,835)(a)                         136,009
                                                            -------

                Other Assets, Less Liabilities (0.1%)            90
                                                            -------

                Total Net Assets (100.0%)                   136,099
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $117,895 and the net unrealized appreciation of investments based on that cost was $18,114 which is comprised of $19,740 aggregate gross unrealized appreciations and $1,626 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

Capital Guardian Domestic Equity Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                       Net Assets:
Long-term growth of capital and income. Invest in the equity securities of established companies. $48 million

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that are undervalued but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company's underlying value.

Since its inception date of May 1, 2003, the T. Rowe Price Equity Income Portfolio had a return of 23.64%, compared with 22.82% for the S&P 500 Index. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

Overweighting the strong industrials sector added significantly to relative results. Top contributors in the sector (and for the Portfolio) included Cooper Industries, which posted better-than-expected sales, and Rockwell Automation and Honeywell International, which were helped by a better outlook for defense spending and improved sentiment toward the aerospace industry.

In Financials, the Portfolio's performance was hurt by underweighting market-sensitive companies such as brokers and diversified financials. However, we added value with stock selection among banks. Top contributors in the group (and for the Portfolio overall) included FleetBoston Financial, which surged after agreeing to be acquired by BankAmerica at a significant premium, and BankAmerica itself.

Continued concern about generic competition and limited product pipelines weighed on Merck and Schering-Plough, which detracted from results.

Stock selection in the Consumer Discretionary sector was negative. Eastman Kodak detracted for the year even after a strong rebound in the fourth quarter.

                                    [CHART]

       Sector Allocation 12/31/03

Health Care                                   9%
Industrials                                  14%
Information Technology                        4%
Materials                                     6%
Telecommunication Services                    6%
Utilities                                     4%
Short-Term Investments & Other Net Assets     4%
Consumer Discretionary                       18%
Consumer Staples                              6%
Energy                                       10%
Financials                                   19%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                         % of Total Net Assets
Exxon Mobil Corp.                                     2.0%
ChevronTexaco Corp.                                   1.9%
Merck & Co., Inc.                                     1.8%
Honeywell International, Inc.                         1.8%
Bristol-Myers Squibb Co.                              1.7%
General Electric Co.                                  1.6%
Verizon Communications, Inc.                          1.5%
FleetBoston Financial Corp.                           1.5%
Cooper Industries, Ltd. - Class A                     1.4%
Time Warner, Inc.                                     1.4%


                                    [CHART]

                              Relative Performance

            T. Rowe Price Equity
              Income Portfolio     S&P 500 Index
            -------------------    -------------
 5/03            $10,000              $10,000
12/03             12,364               12,282


                         Average Annual Total Return
                     For Periods Ended December 31, 2003
                                                           Since
                                                        Inception#
T. Rowe Price Equity Income Portfolio                     23.64%
S&P 500 Index                                             22.82%

#inception date of 5/1/03, returns not annualized

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary (17.5%)
           The Black & Decker Corp.                  3,300      163
           *Comcast Corp. -- Class A                13,300      437
           Dow Jones & Co., Inc.                    10,900      543
           Eastman Kodak Co.                        20,400      524
           Ford Motor Co.                           12,000      192
           Fortune Brands, Inc.                      6,600      472
           Genuine Parts Co.                         8,700      289
           Hasbro, Inc.                             13,800      294
           Hilton Hotels Corp.                      18,600      319
           The Home Depot, Inc.                     13,500      479
           J. C. Penney Co., Inc.                    2,400       63
           Knight-Ridder, Inc.                       6,200      480
           The May Department Stores Co.            10,400      302
           McDonald's Corp.                         20,700      514
           The New York Times Co. -- Class A        11,400      545
           Newell Rubbermaid, Inc.                  21,300      485
           The Reader's Digest Association, Inc. --
            Class A                                  3,500       51
           Starwood Hotels & Resorts Worldwide,
            Inc.                                    12,000      432
           *Time Warner, Inc.                       36,900      663
           *Toys R Us, Inc.                         17,000      215
           Viacom, Inc. -- Class B                   6,700      297
           The Walt Disney Co.                      24,200      565
                                                              -----
               Total                                          8,324
                                                              -----

           Consumer Staples (5.7%)
           Altria Group, Inc.                        6,200      337
           Brown-Forman Corp. -- Class B             1,200      112
           Campbell Soup Co.                        15,300      410
           The Clorox Co.                            5,700      277
           ConAgra Foods, Inc.                       7,200      190
           General Mills, Inc.                       5,800      263
           The Gillette Co.                          8,700      320
           Kimberly-Clark Corp.                      7,500      443
           Mccormick & Co., Inc.                       900       27
           UST, Inc.                                 9,100      325
           Winn-Dixie Stores, Inc.                   3,400       34
                                                              -----
               Total                                          2,738
                                                              -----

           Energy (9.8%)
           Amerada Hess Corp.                       12,400      659
           Anadarko Petroleum Corp.                  7,200      367
           Baker Hughes, Inc.                        3,900      125
           BP Amoco PLC, ADR                        10,400      513
           ChevronTexaco Corp.                      10,400      898
           Exxon Mobil Corp.                        23,700      973
           Marathon Oil Corp.                        7,000      232
           Royal Dutch Petroleum Co.                11,200      587
           Schlumberger, Ltd.                        5,400      295
                                                              -----
               Total                                          4,649
                                                              -----

                                                  Shares/   Value
            Common Stock (95.1%)                   $ Par  $ (000's)
            -------------------------------------------------------

            Financials (18.7%)
            American Express Co.                  10,800      521
            American International Group, Inc.     3,800      252
            Bank of America Corp.                  5,400      434
            Bank One Corp.                        14,500      662
            The Chubb Corp.                        5,600      381
            Citigroup, Inc.                        7,600      369
            Fannie Mae                             5,000      375
            FleetBoston Financial Corp.           16,500      721
            J.P. Morgan Chase & Co.               11,200      411
            Janus Capital Group, Inc.              5,200       85
            John Hancock Financial Services, Inc.  3,394      127
            Lincoln National Corp.                 9,676      391
            Marsh & Mclennan Companies, Inc.      12,400      595
            Mellon Financial Corp.                13,900      446
            Mercantile Bankshares Corp.            6,300      287
            Morgan Stanley                         6,100      353
            National City Corp.                    7,300      248
            Northern Trust Corp.                   5,000      232
            SAFECO Corp.                          11,900      463
            Simon Property Group, Inc.             5,800      269
            The St. Paul Companies, Inc.           7,500      297
            Travelers Property Casualty Corp. --
             Class B                              14,100      239
            UnumProvident Corp.                   21,500      339
            Wells Fargo & Co.                      4,600      271
            Wilmington Trust Corp.                 3,500      126
                                                            -----
                Total                                       8,894
                                                            -----

            Health Care (9.4%)
            Abbott Laboratories                    7,600      354
            Baxter International, Inc.            15,300      467
            Becton, Dickinson And Co.              4,200      173
            Bristol-Myers Squibb Co.              27,600      789
            CIGNA Corp.                            6,700      385
            Johnson & Johnson                     10,200      527
            Merck & Co., Inc.                     19,000      878
            Schering-Plough Corp.                 21,800      379
            Wyeth                                 13,000      552
                                                            -----
                Total                                       4,504
                                                            -----

            Industrials (13.6%)
            The Boeing Co.                         6,500      274
            Cooper Industries, Ltd. -- Class A    11,700      678
            *The Dun & Bradstreet Corp.            4,300      218
            Emerson Electric Co.                   3,700      240
            General Electric Co.                  24,100      747
            Honeywell International, Inc.         25,500      852
            Hubbell, Inc. -- Class B               4,400      194
            Lockheed Martin Corp.                  4,300      221
            Norfolk Southern Corp.                15,100      357
            Pall Corp.                            15,300      410
            Raytheon Co.                          14,800      445

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


                                                    Shares/   Value
          Common Stock (95.1%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Industrials continued
          Rockwell Automation, Inc.                  9,300      331
          Rockwell Collins, Inc.                    14,600      438
          Union Pacific Corp.                        8,700      604
          Waste Management, Inc.                    15,600      462
                                                             ------
              Total                                           6,471
                                                             ------

          Information Technology (4.3%)
          *Agere Systems, Inc.                      17,300       53
          Hewlett-Packard Co.                       24,600      565
          *Lucent Technologies, Inc.                37,600      107
          Microsoft Corp.                           14,200      391
          Motorola, Inc.                            28,000      394
          Nokia Corp., ADR                          15,700      267
          Texas Instruments, Inc.                    9,600      282
                                                             ------
              Total                                           2,059
                                                             ------

          Materials (6.2%)
          Alcoa, Inc.                                6,700      255
          The Dow Chemical Co.                      11,900      495
          E. I. du Pont de Nemours And Co.          10,400      477
          Great Lakes Chemical Corp.                 9,100      247
          *Hercules, Inc.                           16,400      200
          International Flavors & Fragrances, Inc.   7,600      265
          International Paper Co.                   13,700      591
          MeadWestvaco Corp.                         4,900      146
          Nucor Corp.                                5,200      291
                                                             ------
              Total                                           2,967
                                                             ------

          Telecommunication Services (5.5%)
          ALLTEL Corp.                               7,700      359
          AT&T Corp.                                13,600      276
          *Qwest Communications International, Inc. 86,700      375
          SBC Communications, Inc.                  19,500      508
          Sprint Corp.                              21,700      356
          Verizon Communications, Inc.              20,700      726
                                                             ------
              Total                                           2,600
                                                             ------

          Utilities (4.4%)
          Constellation Energy Group, Inc.          10,500      411
          Duke Energy Corp.                         24,800      507
          El Paso Corp.                             16,300      133
          FirstEnergy Corp.                          8,300      292
          NiSource, Inc.                            16,800      369
          TECO Energy, Inc.                          3,400       49
          TXU Corp.                                 14,400      342
                                                             ------
              Total                                           2,103
                                                             ------

              Total Common Stock
               (Cost: $38,694)                               45,309
                                                             ------

                                                  Shares/    Value
            Preferred Stock (0.5%)                 $ Par   $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (0.2%)
            Ford Motor Co. Capital Trust II          1,400      78
                                                            ------
                Total                                           78
                                                            ------

            Information Technology (0.3%)
            Lucent Technologies, 8.00%, 8/1/31     165,000     177
                                                            ------
                Total                                          177
                                                            ------

                Total Preferred Stock
                 (Cost: $219)                                  255
                                                            ------

            Money Market Investment (3.6%)
            --------------------------------------------------------

            Other Holdings (3.6%)
            Reserve Investment Fund              1,737,164   1,737
                                                            ------
                Total Money Market Investment
                 (Cost: $1,737)                              1,737
                                                            ------

                Total Investments (99.2%)
                 (Cost $40,650)(a)                          47,301
                                                            ------

                Other Assets, Less Liabilities (0.8%)          363
                                                            ------

                Total Net Assets (100.0%)                   47,664
                                                            ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $40,650 and the net unrealized appreciation of investments based on that cost was $6,651 which is comprised of $6,825 aggregate gross unrealized appreciations and $174 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                          T. Rowe Price Equity Income Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                               Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the $1.8 billion cost-effective participation in broad  composition and returns of the S&P 500 Index.
market performance

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2003, the 500 stocks in the Index had a median market capitalization of $9.1 billion and total market value of $10,286 billion. Of the 500 stocks, 424 are listed on the New York Stock Exchange, 74 on NASDAQ, and 2 on the American Stock Exchange.

This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as representative of the large-capitalization portion of the U.S. equity market; the Portfolio therefore provides participation in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

                                    [CHART]

                               Sector Allocation
                                   12/31/03

Health Care                               13%
Industrials                               11%
Information Technology                    17%
Materials                                  3%
Telecommunication Services                 3%
Utilities                                  3%
Consumer Discretionary                    11%
Consumer Staples                          11%
Energy                                     6%
Financials                                20%
Short-term Investments                     2%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
General Electric Co.                                   3.0%
Microsoft Corp.                                        2.9%
Pfizer, Inc.                                           2.6%
Exxon Mobil Corp.                                      2.6%
Citigroup, Inc.                                        2.4%
Wal-Mart Stores, Inc.                                  2.2%
Intel Corp.                                            2.0%
American International Group, Inc.                     1.7%
Cisco Systems, Inc.                                    1.6%
International Business Machines Corp.                  1.5%


                                    [CHART]

                              Relative Performance

          Index 500 Stock Portfolio        S&P 500 Index
          -------------------------        -------------
12/93             $10,000                    $10,000
12/94              10,121                     10,131
12/95              13,892                     13,933
12/96              17,052                     17,129
12/97              22,713                     22,842
12/98              29,236                     29,368
12/99              35,349                     35,547
12/00              32,255                     32,312
12/01              28,423                     28,474
12/02              22,150                     22,184
12/03              28,448                     28,544


                        Average Annual Total Return
                      For Periods Ended December 31, 2003

                                 1 Year         5 Years      10 Years
Index 500 Stock Portfolio        28.43%         -0.54%        11.02%
S&P 500 Index                    28.67%         -0.57%        11.06%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary (11.1%)
*American Greetings Corp. -- Class A                          11,100     243
*AutoNation, Inc.                                             46,200     849
*Autozone, Inc.                                               15,025   1,280
*Bed Bath & Beyond, Inc.                                      49,600   2,150
Best Buy Co., Inc.                                            54,150   2,829
*Big Lots, Inc.                                               19,600     279
The Black & Decker Corp.                                      13,000     641
Boise Cascade Corp.                                           14,300     470
Brunswick Corp.                                               15,200     484
Carnival Corp Comm Paired Stk                                105,609   4,196
Centex Corp.                                                  10,400   1,120
Circuit City Stores, Inc.                                     35,000     355
Clear Channel Communications, Inc.                           103,150   4,831
*Comcast Corp. -- Class A                                    377,670  12,413
Cooper Tire & Rubber Co.                                      12,400     265
Dana Corp.                                                    24,950     458
Darden Restaurants, Inc.                                      27,550     580
Delphi Automotive Systems Corp.                               93,987     960
Dillard's, Inc. -- Class A                                    13,864     228
Dollar General Corp.                                          55,948   1,174
Dow Jones & Co., Inc.                                         13,620     679
Eastman Kodak Co.                                             48,083   1,234
*eBay, Inc.                                                  107,700   6,956
Family Dollar Stores, Inc.                                    28,900   1,037
Federated Department Stores, Inc.                             31,151   1,468
Ford Motor Co.                                               307,394   4,918
Fortune Brands, Inc.                                          24,367   1,742
Gannett Co., Inc.                                             45,250   4,034
The Gap, Inc.                                                149,975   3,481
General Motors Corp.                                          94,127   5,026
Genuine Parts Co.                                             29,200     969
*The Goodyear Tire & Rubber Co.                               29,000     228
Harley-Davidson, Inc.                                         50,800   2,415
Harrah's Entertainment, Inc.                                  18,450     918
Hasbro, Inc.                                                  29,125     620
Hilton Hotels Corp.                                           63,350   1,085
The Home Depot, Inc.                                         385,694  13,687
International Game Technology                                 57,900   2,067
*The Interpublic Group of Companies, Inc.                     65,700   1,025
J. C. Penney Co., Inc.                                        45,550   1,197
Johnson Controls, Inc.                                        15,000   1,742
Jones Apparel Group, Inc.                                     21,200     747
KB Home                                                        7,900     573
Knight-Ridder, Inc.                                           13,450   1,041
*Kohl's Corp.                                                 56,967   2,560
Leggett & Platt Inc.                                          32,333     699
The Limited, Inc.                                             87,505   1,578
Liz Claiborne, Inc.                                           18,300     649
Lowe's Companies, Inc.                                       131,450   7,281

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary continued
Marriott International, Inc. -- Class A                       39,100    1,806
Mattel, Inc.                                                  73,688    1,420
The May Department Stores Co.                                 48,450    1,408
Maytag Corp.                                                  13,133      366
McDonald's Corp.                                             213,478    5,301
The McGraw-Hill Companies, Inc.                               32,060    2,242
Meredith Corp.                                                 8,300      405
The New York Times Co. -- Class A                             25,070    1,198
Newell Rubbermaid, Inc.                                       46,092    1,050
NIKE, Inc. -- Class B                                         44,300    3,033
Nordstrom, Inc.                                               22,767      781
*Office Depot, Inc.                                           51,957      868
Omnicom Group, Inc.                                           31,900    2,786
Pulte Corp.                                                   10,300      964
Radioshack Corp.                                              27,800      853
Reebok International, Ltd.                                     9,900      389
Sears, Roebuck & Co.                                          42,550    1,936
The Sherwin-Williams Co.                                      24,513      852
Snap-on, Inc.                                                  9,817      317
The Stanley Works                                             14,250      540
*Staples, Inc.                                                82,300    2,247
*Starbucks Corp.                                              65,650    2,170
Starwood Hotels & Resorts Worldwide, Inc.                     33,800    1,216
Target Corp.                                                 152,857    5,870
Tiffany & Co.                                                 24,367    1,101
*Time Warner, Inc.                                           757,300   13,623
The TJX Companies, Inc.                                       85,700    1,890
*Toys R Us, Inc.                                              35,850      453
Tribune Co.                                                   52,636    2,716
Tupperware Corp.                                               9,700      168
*Univision Communications, Inc. -- Class A                    54,000    2,143
V. F. Corp.                                                   18,057      781
Viacom, Inc. -- Class B                                      294,548   13,071
Visteon Corp.                                                 21,683      226
The Walt Disney Co.                                          343,057    8,004
Wendy's International, Inc.                                   19,050      748
Whirlpool Corp.                                               11,550      839
*Yum! Brands, Inc.                                            49,280    1,695
                                                                      -------
   Total                                                              194,937
                                                                      -------

Consumer Staples (10.8%)
Adolph Coors Co. -- Class B                                    6,100      342
Alberto-Culver Co. -- Class B                                  9,900      624
Albertson's, Inc.                                             61,554    1,394
Altria Group, Inc.                                           340,522   18,531
Anheuser-Busch Companies, Inc.                               138,749    7,309
Archer-Daniels-Midland Co.                                   108,203    1,647

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Consumer Staples continued
Avon Products, Inc.                                             39,600    2,673
Brown-Forman Corp. -- Class B                                   10,209      954
Campbell Soup Co.                                               68,922    1,847
The Clorox Co.                                                  36,350    1,765
The Coca-Cola Co.                                              412,475   20,933
Coca-Cola Enterprises, Inc.                                     75,900    1,660
Colgate-Palmolive Co.                                           90,322    4,521
ConAgra Foods, Inc.                                             90,067    2,377
*Costco Wholesale Corp.                                         76,664    2,850
CVS Corp.                                                       66,267    2,394
General Mills, Inc.                                             62,567    2,834
The Gillette Co.                                               171,235    6,289
H.J. Heinz Co.                                                  59,017    2,150
Hershey Foods Corp.                                             21,950    1,690
Kellogg Co.                                                     68,457    2,607
Kimberly-Clark Corp.                                            85,056    5,026
*The Kroger Co.                                                126,105    2,334
Mccormick & Co., Inc.                                           23,400      704
The Pepsi Bottling Group, Inc.                                  45,000    1,088
PepsiCo, Inc.                                                  289,530   13,498
The Procter & Gamble Co.                                       217,605   21,735
R.J. Reynolds Tobacco Holdings, Inc.                            14,100      820
*Safeway, Inc.                                                  74,100    1,624
Sara Lee Corp.                                                 130,435    2,832
SUPERVALU, Inc.                                                 22,450      642
SYSCO Corp.                                                    109,025    4,059
UST, Inc.                                                       27,967      998
Wal-Mart Stores, Inc.                                          733,200   38,897
Walgreen Co.                                                   171,946    6,255
Winn-Dixie Stores, Inc.                                         23,350      232
Wm. Wrigley Jr. Co.                                             37,767    2,123
                                                                        -------
   Total                                                                190,258
                                                                        -------

Energy (5.7%)
Amerada Hess Corp.                                              15,100      803
Anadarko Petroleum Corp.                                        41,862    2,135
Apache Corp.                                                    27,123    2,200
Ashland, Inc.                                                   11,500      507
Baker Hughes, Inc.                                              56,130    1,805
*BJ Services Co.                                                26,600      955
Burlington Resources, Inc.                                      33,683    1,865
ChevronTexaco Corp.                                            179,357   15,495
ConocoPhillips                                                 114,110    7,482
Devon Energy Corp.                                              38,900    2,227
EOG Resources, Inc.                                             19,260      889
Exxon Mobil Corp.                                            1,113,756   45,665
Halliburton Co.                                                 73,469    1,910
Kerr-McGee Corp.                                                16,905      786
Marathon Oil Corp.                                              52,009    1,721
*Nabors Industries, Ltd.                                        24,550    1,019
*Noble Corp.                                                    22,450      803
Occidental Petroleum Corp.                                      64,220    2,713
*Rowan Companies, Inc.                                          15,750      365
Schlumberger, Ltd.                                              97,767    5,350

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Energy continued
Sunoco, Inc.                                                  12,950      662
*Transocean Sedco Forex, Inc.                                 53,651    1,288
Unocal Corp.                                                  43,367    1,597
                                                                      -------
   Total                                                              100,242
                                                                      -------

Financials (20.3%)
ACE, Ltd.                                                     46,700    1,934
AFLAC, Inc.                                                   86,250    3,121
The Allstate Corp.                                           118,128    5,082
Ambac Financial Group, Inc.                                   17,900    1,242
American Express Co.                                         215,975   10,416
American International Group, Inc.                           437,830   29,018
AmSouth Bancorporation                                        58,855    1,442
Aon Corp.                                                     52,500    1,257
Apartment Investment and Management Co. -- Class A            15,800      545
Bank of America Corp.                                        250,801   20,171
The Bank of New York Co., Inc.                               129,253    4,281
Bank One Corp.                                               189,686    8,648
BB&T Corp.                                                    90,600    3,501
The Bear Stearns Companies, Inc.                              16,695    1,335
Capital One Financial Corp.                                   38,100    2,335
The Charles Schwab Corp.                                     227,239    2,691
Charter One Financial, Inc.                                   37,820    1,307
The Chubb Corp.                                               31,450    2,142
Cincinnati Financial Corp.                                    26,880    1,126
Citigroup, Inc.                                              864,348   41,954
Comerica, Inc.                                                29,450    1,651
Countrywide Credit Industries, Inc.                           30,300    2,298
Equity Office Properties Trust                                66,900    1,917
Equity Residential Properties Trust                           45,900    1,355
Fannie Mae                                                   163,448   12,268
Federated Investors, Inc. -- Class B                          18,200      534
Fifth Third Bancorp                                           95,634    5,652
First Tennessee National Corp.                                21,100      931
FleetBoston Financial Corp.                                  176,605    7,709
Franklin Resources, Inc.                                      42,150    2,194
Freddie Mac                                                  116,786    6,811
Golden West Financial Corp.                                   25,550    2,637
The Goldman Sachs Group, Inc.                                 79,600    7,859
The Hartford Financial Services Group, Inc.                   47,350    2,795
Huntington Bancshares, Inc.                                   38,342      863
J.P. Morgan Chase & Co.                                      341,748   12,552
Janus Capital Group, Inc.                                     40,129      659
Jefferson-Pilot Corp.                                         23,834    1,207
John Hancock Financial Services, Inc.                         48,500    1,819
Keycorp                                                       70,575    2,069
Lehman Brothers Holdings, Inc.                                46,122    3,562
Lincoln National Corp.                                        29,840    1,205
Loews Corp.                                                   31,167    1,541
Marsh & Mclennan Companies, Inc.                              89,380    4,280
Marshall & Ilsley Corp.                                       38,100    1,457
MBIA, Inc.                                                    24,350    1,442

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Financials continued
MBNA Corp.                                                   214,415    5,328
Mellon Financial Corp.                                        72,268    2,321
Merrill Lynch & Co., Inc.                                    156,900    9,202
MetLife, Inc.                                                127,536    4,294
MGIC Investment Corp.                                         16,500      940
Moody's Corp.                                                 25,075    1,518
Morgan Stanley                                               182,513   10,562
National City Corp.                                          103,097    3,499
North Fork Bancorporation, Inc.                               25,500    1,032
Northern Trust Corp.                                          37,050    1,720
Plum Creek Timber Co., Inc. (Reit)                            30,700      935
The PNC Financial Services Group, Inc.                        46,967    2,571
Principal Financial Group, Inc.                               54,300    1,796
The Progressive Corp.                                         36,500    3,051
Prologis                                                      30,100      966
*Providian Financial Corp.                                    48,657      566
Prudential Financial, Inc.                                    91,600    3,826
Regions Financial Corp.                                       37,386    1,391
SAFECO Corp.                                                  23,250      905
Simon Property Group, Inc.                                    32,300    1,497
SLM Corp.                                                     75,642    2,850
SouthTrust Corp.                                              56,667    1,855
The St. Paul Companies, Inc.                                  38,272    1,517
State Street Corp.                                            55,900    2,911
SunTrust Banks, Inc.                                          47,233    3,377
Synovus Financial Corp.                                       50,550    1,462
T. Rowe Price Group, Inc.                                     20,700      981
Torchmark Corp.                                               19,150      872
Travelers Property Casualty Corp. -- Class B                 168,947    2,867
U.S. Bancorp                                                 323,221    9,626
Union Planters Corp.                                          32,937    1,037
UnumProvident Corp.                                           49,631      783
Wachovia Corp.                                               223,581   10,417
Washington Mutual, Inc.                                      154,887    6,214
Wells Fargo & Co.                                            281,880   16,600
XL Capital, Ltd. Class A                                      22,900    1,776
Zions Bancorporation                                          15,100      926
                                                                      -------
   Total                                                              356,806
                                                                      -------

Health Care (13.1%)
Abbott Laboratories                                          262,250   12,221
Aetna, Inc.                                                   25,777    1,742
Allergan, Inc.                                                21,867    1,680
AmerisourceBergen Corp.                                       18,800    1,056
*Amgen, Inc.                                                 216,617   13,386
*Anthem, Inc.                                                 23,300    1,748
Applera Corp. -- Applied Biosystems Group                     35,033      726
Bausch & Lomb, Inc.                                            8,900      462
Baxter International, Inc.                                   102,200    3,119
Becton, Dickinson And Co.                                     42,650    1,755
*Biogen IDEC, Inc.                                            54,890    2,019
Biomet, Inc.                                                  43,045    1,567
*Boston Scientific Corp.                                     138,172    5,079

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Health Care continued
Bristol-Myers Squibb Co.                                       325,308    9,304
C. R. Bard, Inc.                                                 8,650      703
Cardinal Health, Inc.                                           74,925    4,582
*Chiron Corp.                                                   31,322    1,785
CIGNA Corp.                                                     23,529    1,353
Eli Lilly and Co.                                              188,406   13,251
*Express Scripts, Inc.                                          13,200      877
*Forest Laboratories, Inc.                                      61,266    3,786
*Genzyme Corp.                                                  37,300    1,840
Guidant Corp.                                                   51,688    3,112
HCA, Inc.                                                       83,811    3,601
Health Management Associates, Inc. -- Class A                   40,200      965
*Humana, Inc.                                                   27,100      619
IMS Health, Inc.                                                40,167      999
Johnson & Johnson                                              498,037   25,728
*King Pharmaceuticals, Inc.                                     40,466      618
Manor Care, Inc.                                                14,900      515
McKesson HBOC, Inc.                                             48,705    1,566
*Medco Health Solutions, Inc.                                   45,372    1,542
*MedImmune, Inc.                                                41,900    1,064
Medtronic, Inc.                                                204,200    9,926
Merck & Co., Inc.                                              375,720   17,357
*Millipore Corp.                                                 8,100      349
Pfizer, Inc.                                                 1,306,634   46,162
*Quest Diagnostics Inc.                                         17,700    1,294
Schering-Plough Corp.                                          246,550    4,288
*St. Jude Medical, Inc.                                         28,800    1,767
Stryker Corp.                                                   33,450    2,844
*Tenet Healthcare Corp.                                         77,850    1,249
UnitedHealth Group, Inc.                                       100,072    5,822
*Watson Pharmaceuticals, Inc.                                   18,100      833
*Wellpoint Health Networks, Inc. -- Class A                     24,600    2,386
Wyeth                                                          223,429    9,485
*Zimmer Holdings, Inc.                                          38,037    2,678
                                                                        -------
   Total                                                                230,810
                                                                        -------

Industrials (10.7%)
3M Co.                                                         131,376   11,171
*Allied Waste Industries, Inc.                                  35,150      488
American Power Conversion Corp.                                 33,150      811
*American Standard Companies, Inc.                              12,100    1,218
*Apollo Group, Inc. -- Class A                                  29,500    2,006
Avery Dennison Corp.                                            18,550    1,039
The Boeing Co.                                                 141,176    5,949
Burlington Northern Santa Fe Corp.                              62,485    2,021
Caterpillar, Inc.                                               57,888    4,806
*Cendant Corp.                                                 170,133    3,789
Cintas Corp.                                                    28,633    1,435
Cooper Industries, Ltd. -- Class A                              15,400      892
Crane Co.                                                        9,975      307
CSX Corp.                                                       35,950    1,292
Cummins, Inc.                                                    7,000      343
Danaher Corp.                                                   25,700    2,358

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Industrials continued
Deere & Co.                                                     40,160    2,612
Delta Air Lines, Inc.                                           20,467      242
Deluxe Corp.                                                     8,851      366
Dover Corp.                                                     33,967    1,350
Eaton Corp.                                                     12,600    1,361
Emerson Electric Co.                                            70,650    4,575
Equifax, Inc.                                                   23,500      576
FedEx Corp.                                                     50,120    3,383
Fluor Corp.                                                     13,700      543
General Dynamics Corp.                                          33,100    2,992
General Electric Co.                                         1,681,306   52,088
Goodrich Corp.                                                  19,700      585
H&R Block, Inc.                                                 30,150    1,669
Honeywell International, Inc.                                  144,350    4,826
Illinois Tool Works, Inc.                                       51,700    4,338
Ingersoll-Rand Co. -- Class A                                   28,780    1,954
ITT Industries, Inc.                                            15,500    1,150
Lockheed Martin Corp.                                           75,708    3,891
Masco Corp.                                                     78,900    2,163
*Monster Worldwide, Inc.                                        18,867      414
*Navistar International Corp.                                   11,450      548
Norfolk Southern Corp.                                          65,457    1,548
Northrop Grumman Corp.                                          30,710    2,936
PACCAR, Inc.                                                    19,605    1,669
Pall Corp.                                                      20,850      559
Parker-Hannifin Corp.                                           19,875    1,183
Pitney Bowes, Inc.                                              39,237    1,594
*Power-One, Inc.                                                13,800      149
R. R. Donnelley & Sons Co.                                      19,034      574
Raytheon Co.                                                    69,500    2,088
*Robert Half International, Inc.                                28,640      668
Rockwell Automation, Inc.                                       31,050    1,105
Rockwell Collins, Inc.                                          30,050      902
Ryder System, Inc.                                              10,600      362
Southwest Airlines Co.                                         131,367    2,120
Textron, Inc.                                                   22,750    1,298
*Thomas & Betts Corp.                                            9,700      222
Tyco International, Ltd.                                       335,208    8,883
Union Pacific Corp.                                             42,760    2,971
United Parcel Service, Inc. -- Class B                         188,800   14,075
United Technologies Corp.                                       78,667    7,455
W.W. Grainger, Inc.                                             15,300      725
Waste Management, Inc.                                          99,385    2,942
                                                                        -------
   Total                                                                187,579
                                                                        -------

Information Technology (17.4%)
(b)*ADC Telecommunications, Inc.                               134,950      401
Adobe Systems, Inc.                                             39,125    1,538
*Advanced Micro Devices, Inc.                                   58,200      867
*Agilent Technologies, Inc.                                     79,137    2,314
*Altera Corp.                                                   64,211    1,458
Analog Devices, Inc.                                            61,257    2,796
*Andrew Corp.                                                   25,737      296
*Apple Computer, Inc.                                           60,800    1,299

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Information Technology continued
*Applied Materials, Inc.                                       278,100   6,243
*Applied Micro Circuits Corp.                                   51,100     306
Autodesk, Inc.                                                  18,734     460
Automatic Data Processing, Inc.                                100,350   3,975
*Avaya, Inc.                                                    69,916     905
*BMC Software, Inc.                                             38,160     712
*Broadcom Corp. -- Class A                                      49,800   1,698
*CIENA Corp.                                                    79,000     525
*Cisco Systems, Inc.                                         1,177,800  28,609
*Citrix Systems, Inc.                                           27,620     586
Computer Associates International, Inc.                         97,092   2,654
*Computer Sciences Corp.                                        31,450   1,391
*Compuware Corp.                                                64,257     388
*Comverse Technology, Inc.                                      31,600     556
*Concord EFS, Inc.                                              81,700   1,212
*Convergys Corp.                                                23,950     418
*Corning, Inc.                                                 223,400   2,330
*Dell, Inc.                                                    431,033  14,638
*Electronic Arts, Inc.                                          49,400   2,360
Electronic Data Systems Corp.                                   80,467   1,975
*EMC Corp.                                                     368,174   4,757
First Data Corp.                                               124,226   5,104
*Fiserv, Inc.                                                   32,525   1,285
*Gateway, Inc.                                                  54,350     250
Hewlett-Packard Co.                                            512,326  11,768
Intel Corp.                                                  1,092,463  35,177
International Business Machines Corp.                          290,339  26,909
*Intuit, Inc.                                                   34,400   1,820
*Jabil Circuit, Inc.                                            33,367     944
*JDS Uniphase Corp.                                            240,000     876
*KLA-Tencor Corp.                                               31,900   1,872
*Lexmark International Group, Inc. -- Class A                   21,500   1,691
Linear Technology Corp.                                         52,550   2,211
*LSI Logic Corp.                                                63,600     564
*Lucent Technologies, Inc.                                     698,136   1,983
Maxim Integrated Products, Inc.                                 54,500   2,714
*Mercury Interactive Corp.                                      14,500     705
*Micron Technology, Inc.                                       102,350   1,379
Microsoft Corp.                                              1,814,700  49,976
Molex, Inc.                                                     32,050   1,118
Motorola, Inc.                                                 390,577   5,495
*National Semiconductor Corp.                                   30,843   1,216
*NCR Corp.                                                      15,900     617
*Network Appliance, Inc.                                        57,400   1,178
*Novell, Inc.                                                   62,300     655
*Novellus Systems, Inc.                                         25,400   1,068
*NVIDIA Corp.                                                   26,700     621
*Oracle Corp.                                                  878,325  11,594
*Parametric Technology Corp.                                    44,080     174
Paychex, Inc.                                                   63,235   2,352
*Peoplesoft, Inc.                                               61,100   1,393
PerkinElmer, Inc.                                               21,300     364
*PMC-Sierra, Inc.                                               28,600     576

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Information Technology continued
*QLogic Corp.                                                 15,850      818
QUALCOMM, Inc.                                               133,167    7,182
Sabre Holdings Corp. -- Class A                               24,067      520
*Sanmina-SCI Corp.                                            85,600    1,079
Scientific-Atlanta, Inc.                                      25,000      683
*Siebel Systems, Inc.                                         82,900    1,150
*Solectron Corp.                                             139,300      823
*Sun Microsystems, Inc.                                      541,997    2,434
*SunGard Data Systems, Inc.                                   47,900    1,327
*Symantec Corp.                                               50,900    1,764
Symbol Technologies, Inc.                                     38,650      653
Tektronix, Inc.                                               14,260      451
*Tellabs, Inc.                                                69,292      584
*Teradyne, Inc.                                               31,650      805
Texas Instruments, Inc.                                      290,500    8,535
*Thermo Electron Corp.                                        27,200      685
*Unisys Corp.                                                 55,250      820
*VERITAS Software Corp.                                       71,432    2,654
*Waters Corp.                                                 20,600      683
*Xerox Corp.                                                 132,700    1,831
*Xilinx, Inc.                                                 57,200    2,216
*Yahoo!, Inc.                                                109,000    4,924
                                                                      -------
   Total                                                              305,937
                                                                      -------

Materials (3.0%)
Air Products and Chemicals, Inc.                              38,167    2,016
Alcoa, Inc.                                                  142,007    5,396
Allegheny Technologies, Inc.                                  13,417      177
Ball Corp.                                                     9,466      564
Bemis Co., Inc.                                                8,950      448
The Dow Chemical Co.                                         154,109    6,407
E. I. du Pont de Nemours And Co.                             167,228    7,675
Eastman Chemical Co.                                          13,025      515
Ecolab, Inc.                                                  43,600    1,193
Engelhard Corp.                                               21,000      629
Freeport-McMoRan Copper & Gold, Inc. -- Class B               28,281    1,191
Georgia-Pacific Corp.                                         42,604    1,307
Great Lakes Chemical Corp.                                     8,400      228
*Hercules, Inc.                                               18,400      224
International Flavors & Fragrances, Inc.                      15,800      552
International Paper Co.                                       80,466    3,469
*Louisiana-Pacific Corp.                                      17,600      315
MeadWestvaco Corp.                                            33,579      999
Monsanto Co.                                                  43,953    1,265
Newmont Mining Corp.                                          72,480    3,523
Nucor Corp.                                                   13,133      735
*Pactiv Corp.                                                 26,400      631
*Phelps Dodge Corp.                                           14,924    1,136
PPG Industries, Inc.                                          28,467    1,822
Praxair, Inc.                                                 54,700    2,090
Rohm And Haas Co.                                             37,280    1,592
*Sealed Air Corp.                                             14,221      770
Sigma-Aldrich Corp.                                           11,900      680
Temple-Inland, Inc.                                            9,100      570
United States Steel Corp.                                     17,350      608
Vulcan Materials Co.                                          17,100      813
Weyerhaeuser Co.                                              36,780    2,354
Worthington Industries, Inc.                                  14,400      260
                                                                      -------
   Total                                                               52,154
                                                                      -------

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Telecommunication Services (3.4%)
ALLTEL Corp.                                                  52,357     2,439
AT&T Corp.                                                   132,207     2,684
*AT&T Wireless Services, Inc.                                455,297     3,638
BellSouth Corp.                                              309,965     8,772
CenturyTel, Inc.                                              24,100       786
*Citizens Communications Co.                                  47,700       592
*Nextel Communications, Inc. -- Class A                      184,550     5,178
*Qwest Communications International, Inc.                    284,535     1,229
SBC Communications, Inc.                                     557,747    14,541
Sprint Corp.                                                 151,609     2,489
*Sprint Corp. (PCS Group)                                    173,560       975
Verizon Communications, Inc.                                 462,542    16,227
                                                                     ---------
   Total                                                                59,550
                                                                     ---------

Utilities (2.8%)
*The AES Corp.                                               104,000       982
*Allegheny Energy, Inc.                                       21,100       269
Ameren Corp.                                                  27,167     1,250
American Electric Power Co., Inc.                             66,240     2,021
*Calpine Corp.                                                69,360       334
CenterPoint Energy, Inc.                                      51,262       497
Cinergy Corp.                                                 29,784     1,156
*CMS Energy Corp.                                             27,000       230
Consolidated Edison, Inc.                                     37,750     1,624
Constellation Energy Group, Inc.                              28,000     1,096
Dominion Resources, Inc.                                      54,295     3,466
DTE Energy Co.                                                28,250     1,113
Duke Energy Corp.                                            151,730     3,103
*Dynegy, Inc. -- Class A                                      62,900       269
Edison International                                          54,720     1,200
El Paso Corp.                                                100,771       825
Entergy Corp.                                                 38,209     2,183
Exelon Corp.                                                  54,712     3,631
FirstEnergy Corp.                                             54,665     1,924
FPL Group, Inc.                                               30,857     2,019
KeySpan Corp.                                                 26,600       979
Kinder Morgan, Inc.                                           20,667     1,221
Nicor, Inc.                                                    7,350       250
NiSource, Inc.                                                44,073       967
Peoples Energy Corp.                                           6,100       256
*PG&E Corp.                                                   69,125     1,920
Pinnacle West Capital Corp.                                   15,300       612
PPL Corp.                                                     29,634     1,296
Progress Energy, Inc.                                         40,892     1,851
Public Service Enterprise Group, Inc.                         38,036     1,666
Sempra Energy                                                 37,502     1,127
The Southern Co.                                             122,300     3,701
TECO Energy, Inc.                                             31,500       454
TXU Corp.                                                     54,065     1,282
The Williams Companies, Inc.                                  86,900       853
Xcel Energy, Inc.                                             66,920     1,136
                                                                     ---------
   Total                                                                48,763
                                                                     ---------

   Total Common Stock (Cost: $1,358,297)                             1,727,036
                                                                     ---------

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                            Shares/     Value
Money Market Investments (1.7%)                              $ Par    $ (000's)
--------------------------------------------------------------------------------

Autos (0.6%)
(b)Toyota Motor Credit Corp., 1.02%, 2/12/04               10,000,000     9,988
                                                                      ---------
   Total                                                                  9,988
                                                                      ---------

Banks (0.3%)
(b)UBS Finance Delaware LLC, 0.95%, 1/2/04                  5,400,000     5,400
                                                                      ---------
   Total                                                                  5,400
                                                                      ---------

Federal Government and Agencies (0.2%)
(b)Federal Home Loan Mortgage Co., 1.065%, 2/5/04           3,000,000     2,997
(b)Federal National Mortgage Association, 1.04%, 2/2/04     1,000,000       999
                                                                      ---------
   Total                                                                  3,996
                                                                      ---------

Short Term Business Credit (0.6%)
(b)Transamerica Financial, 1.05%, 1/16/04                  10,000,000     9,996
                                                                      ---------
   Total                                                                  9,996
                                                                      ---------

   Total Money Market Investment (Cost: $29,380)                         29,380
                                                                      ---------

   Total Investments (100.0%) (Cost $1,387,677)(a)                    1,756,416
                                                                      ---------

   Other Assets, Less Liabilities (0.0%)                                   (296)
                                                                      ---------

   Total Net Assets (100.0%)                                          1,756,120
                                                                      ---------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,391,390 and the net unrealized appreciation of investments based on that cost was $365,026 which is comprised of $536,711 aggregate gross unrealized appreciations and $171,685 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                       Unrealized
                                                     Appreciation /
                                Number of Expiration  Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures              106      03/04        $1,091
             (Total Notional
              Value at 12/31/03
              $28,340)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------

Objective:                                 Portfolio Strategy:                                      Net Assets:
Realize highest total return, including    Flexible policy of allocating assets among stocks, bonds $130 million
current income and capital appreciation,   and cash, with mix adjusted to capitalize on changing
consistent with reasonable investment risk financial markets and economic conditions.

The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. During 2003 the stock market was quite strong, following three years of negative returns. Bonds also provided positive returns for the year. Among both stocks and bonds, riskier securities performed better than higher quality issues.

As expected, the Portfolio's performance for the year was a blend of stock and bond performance, with a total return of 20.63%, below the return of 28.67% from the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.12%. Neither of these benchmarks reflect the deduction of fees that exist with a managed portfolio.

An overweighted position in equities through most of the year was an important factor in the Portfolio's performance. This position was increased and decreased as appropriate to take advantage of market moves. Especially beneficial was a higher than usual proportion of foreign stocks, which benefited from a weak dollar as well as from strength in most international stock markets. Overweighted positions in small-cap stocks and in below investment grade bonds also proved advantageous. Partially offsetting these positives was stock selection within the large-cap sector of the portfolio, which was 34% of the total portfolio at the end of 2003. Within this category, some large holdings such as Newell Rubbermaid, Harley-Davidson and Kohl's have underperformed; these positions are gradually being reduced.

                                    [CHART]

    Percentage Holdings 12/31/03

Large Cap Stocks                 34%
(includes S&P 500 Index Futures)
Investment-Grade Bonds           24%
Foreign Stocks                   15%
Below Investment-Grade Bonds      8%
Small Cap Stocks                 13%
Short-Term Investments            6%


Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.
                                    [CHART]

                              Relative Performance


                            Merrill Lynch     Merrill Lynch
         Asset Allocation   Domestic Master      91 Day
           Portfolio            Index          T-Bill Index  S&P 500 Index
         ----------------   ---------------   -------------  -------------
 7/01      $10,000             $10,000           $10,000       $10,000
12/01        9,770              10,240            10,139         9,538
12/02        8,768              11,306            10,320         7,431
12/03       10,577              11,772            10,438         9,562


                           Average Annual Total Return
                      For Periods Ended December 31, 2003

                                                                   Since
                                                     1 Year      Inception*
Asset Allocation Portfolio                           20.63%        2.43%
S&P 500 Index                                        28.67%       -1.84%
Merrill Lynch Domestic Master Index                   4.12%        6.98%
Merrill Lynch 91 Day T-Bill Index                     1.15%        1.79%

*inception date of 7/31/01


In the graph, the Portfolio is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account Report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Domestic Common Stocks and          Shares/   Value
             Warrants (39.4%)                     $ Par  $ (000's)
             -----------------------------------------------------

             Large Cap Common Stock (26.1%)
             -----------------------------------------------------

             Consumer Discretionary (4.9%)
             *Bed Bath & Beyond, Inc.             7,900   $  342
             Best Buy Co., Inc.                   3,200      167
             *Comcast Corp. -- Class A            6,000      197
             Fortune Brands, Inc.                11,400      816
             Gannett Co., Inc.                    3,700      330
             Harley-Davidson, Inc.               10,100      480
             *InterActiveCorp                     5,700      193
             *Kohl's Corp.                       10,500      472
             Lowe's Companies, Inc.               1,300       72
             McDonald's Corp.                     9,700      241
             The McGraw-Hill Companies, Inc.      6,300      440
             Omnicom Group, Inc.                  5,700      498
             Target Corp.                        15,000      577
             *Time Warner, Inc.                  20,000      360
             Tribune Co.                          8,400      433
             Viacom, Inc. -- Class B              9,700      430
             Wendy's International, Inc.          8,600      337
                                                          ------
                 Total Consumer Discretionary              6,385
                                                          ------

             Consumer Staples (2.5%)
             Altria Group, Inc.                   7,600      414
             Anheuser-Busch Companies, Inc.       4,900      258
             The Coca-Cola Co.                    6,800      345
             Colgate-Palmolive Co.                3,400      170
             *Dean Foods Co.                      8,850      291
             PepsiCo, Inc.                       10,800      503
             Wal-Mart Stores, Inc.               15,500      823
             Walgreen Co.                        12,600      458
                                                          ------
                 Total Consumer Staples                    3,262
                                                          ------

             Energy (1.3%)
             ConocoPhillips                       7,300      479
             EOG Resources, Inc.                  7,800      360
             Exxon Mobil Corp.                   15,200      623
             *Nabors Industries, Ltd.             2,100       87
             *Noble Corp.                         2,900      104
                                                          ------
                 Total Energy                              1,653
                                                          ------

             Financials (3.8%)
             American Express Co.                 5,000      241
             American International Group, Inc.   9,600      636
             The Chubb Corp.                      4,500      306
             Citigroup, Inc.                     18,300      889
             Countrywide Credit Industries, Inc.  1,066       81
             Fifth Third Bancorp                  6,800      402
             The Goldman Sachs Group, Inc.        5,000      494
             Lehman Brothers Holdings, Inc.       4,200      324
             Morgan Stanley                       9,100      527
             Prudential Financial, Inc.           4,500      188
             Wachovia Corp.                       3,700      172
             Wells Fargo & Co.                   12,300      724
                                                          ------
                 Total Financials                          4,984
                                                          ------

                                                  Shares/   Value
            Large Cap Common Stock (26.1%)         $ Par  $ (000's)
            -------------------------------------------------------

            Health Care (3.8%)
            Abbott Laboratories                    7,100      331
            AmerisourceBergen Corp.                5,200      292
            *Amgen, Inc.                          11,500      711
            *Boston Scientific Corp.               4,200      154
            Eli Lilly and Co.                      4,700      331
            *Forest Laboratories, Inc.             6,500      402
            *Gilead Sciences, Inc.                 2,800      163
            Johnson & Johnson                      7,900      408
            Medtronic, Inc.                       17,800      865
            Pfizer, Inc.                          27,700      978
            UnitedHealth Group, Inc.               4,700      273
                                                            -----
                Total Health Care                           4,908
                                                            -----

            Industrials (1.4%)
            Canadian National Railway Co.          5,300      335
            FedEx Corp.                            1,500      101
            General Electric Co.                  25,400      787
            Lockheed Martin Corp.                  4,000      206
            Union Pacific Corp.                    4,800      334
                                                            -----
                Total Industrials                           1,763
                                                            -----

            Information Technology (6.0%)
            *Affiliated Computer
             Services, Inc. -- Class A             3,300      180
            Analog Devices, Inc.                   5,500      251
            *Applied Materials, Inc.              11,400      256
            *ASML Holding N.V.                    10,800      217
            *Broadcom Corp. -- Class A             5,000      170
            *Cisco Systems, Inc.                  24,900      605
            *Dell, Inc.                            9,400      319
            *Electronic Arts, Inc.                   900       43
            *EMC Corp.                            18,370      237
            First Data Corp.                      10,600      436
            *Fiserv, Inc.                          8,400      332
            Hewlett-Packard Co.                   22,200      510
            Intel Corp.                           28,300      911
            International Business Machines Corp.  6,800      630
            *Intuit, Inc.                          4,500      238
            Microsoft Corp.                       44,900    1,236
            Nokia Corp., ADR                      20,500      349
            *NVIDIA Corp.                          7,900      184
            *Peoplesoft, Inc.                      4,200       96
            *Taiwan Semiconductor, ADR            25,400      260
            Texas Instruments, Inc.               16,100      473
                                                            -----
                Total Information Technology                7,933
                                                            -----

            Materials (1.5%)
            Air Products and Chemicals, Inc.       8,500      449
            Alcoa, Inc.                           18,400      699
            Ecolab, Inc.                           7,200      197
            Newmont Mining Corp.                   3,900      190
            Weyerhaeuser Co.                       5,700      365
                                                            -----
                Total Materials                             1,900
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
            Large Cap Common Stock (26.1%)          $ Par  $ (000's)
            --------------------------------------------------------

            Other Holdings (0.6%)
            *Nasdaq-100 Trust, Series 1             4,800      175
            *Semiconductor Holders Trust           16,200      670
                                                            ------
                Total Other Holdings                           845
                                                            ------

            Telecommunication Services (0.3%)
            Vodafone Group PLC, ADR                16,800      421
                                                            ------
                Total Telecommunication Services               421
                                                            ------

                Total Large Cap Common Stock
                 (Cost: $30,360)                            34,054
                                                            ------

            Small Cap Common Stock (13.3%)
            --------------------------------------------------------

            Consumer Discretionary (3.1%)
            *Alliance Gaming Corp.                  7,100      175
            *Ann Taylor Stores Corp.                4,350      170
            *Coach, Inc.                            4,500      170
            *Digital Theater Systems, Inc.          3,500       86
            *Emmis Communications Corp. --
             Class A                                4,400      119
            *Entercom Communications Corp. --
             Class A                                4,300      228
            Fairmont Hotels & Resorts, Inc.         5,400      147
            *The Gymboree Corp.                     8,100      140
            Jones Apparel Group, Inc.               4,200      148
            *Lamar Advertising Co. -- Class A       6,200      231
            Leggett & Platt Inc.                   15,000      324
            Michaels Stores, Inc.                   8,700      385
            *O'Reilly Automotive, Inc.             19,100      733
            *Orbitz, Inc.                           3,300       77
            *Orient-Express Hotel, Ltd. -- Class A 10,300      169
            Polaris Industries, Inc.                2,000      177
            *Sharper Image Corp.                    4,600      150
            *Stoneridge, Inc.                       2,000       30
            *Tempur-Pedic International, Inc.       3,693       57
            *Tommy Hilfiger Corp.                   7,900      117
            *Westwood One, Inc.                     5,300      181
                                                            ------
                Total Consumer Discretionary                 4,014
                                                            ------

            Energy (0.6%)
            *BJ Services Co.                        4,200      151
            ENSCO International, Inc.               6,600      179
            *Patterson-UTI Energy, Inc.             6,400      211
            *Tom Brown, Inc.                        5,000      161
            *Weatherford International, Ltd.        3,900      140
                                                            ------
                Total Energy                                   842
                                                            ------

            Financials (1.1%)
            CIT Group Inc.                          4,100      147
            Investors Financial Services Corp.     15,300      587
            Old Republic International Corp.        7,950      202
            Radian Group, Inc.                      3,600      176
            SouthTrust Corp.                        7,700      252
            *Trammell Crow Co.                      9,500      126
                                                            ------
                Total Financials                             1,490
                                                            ------

            Health Care (3.0%)
            *Advancepcs                             5,600      295
            *Bio-Rad Laboratories, Inc. Class A     1,800      104

                                                     Shares/   Value
         Small Cap Common Stock (13.3%)               $ Par  $ (000's)
         -------------------------------------------------------------

         Health Care continued
         *Bradley Pharmaceuticals, Inc.               3,900       99
         *DaVita, Inc.                               29,300    1,143
         Health Management Associates, Inc. --
          Class A                                    10,400      250
         *Lincare Holdings, Inc.                     10,300      309
         *Patterson Dental Co.                        8,100      520
         *Province Healthcare Co.                    20,750      332
         *Psychiatric Solutions, Inc.                 4,800      100
         *Renal Care Group, Inc.                      7,600      313
         Select Medical Corp.                         5,400       88
         *Triad Hospitals, Inc.                       5,300      176
         *Universal Health Services, Inc. -- Class B  2,700      145
                                                               -----
             Total Health Care                                 3,874
                                                               -----

         Industrials (2.0%)
         C.H. Robinson Worldwide, Inc.                8,300      315
         Cintas Corp.                                 3,200      160
         *The Corporate Executive Board Co.           4,600      215
         *EGL, Inc.                                   6,600      116
         *Hewitt Associates, Inc.                     4,700      141
         *Knight Transportation, Inc.                 9,150      235
         *L-3 Communications Holdings, Inc.           3,300      169
         Manpower, Inc.                               1,600       75
         *Marlin Business Services Inc.               6,000      104
         MSC Industrial Direct Co., Inc. --
          Class A                                     8,800      242
         *Swift Transportation Co., Inc.             10,000      210
         Teleflex, Inc.                              10,700      517
         *Tetra Tech, Inc.                            2,364       59
                                                               -----
             Total Industrials                                 2,558
                                                               -----

         Information Technology (3.5%)
         *Amdocs, Ltd.                                6,100      137
         *Brooks Automation, Inc.                    11,180      270
         *Caci International, Inc. -- Class A         2,300      112
         CDW Corp.                                    3,300      191
         *Cognos, Inc.                                6,800      208
         *Cree, Inc.                                  5,800      103
         Diebold, Inc.                                2,700      145
         *Electronics for Imaging, Inc.               6,800      177
         *EPIQ Systems, Inc.                          8,850      152
         *Hyperion Solutions Corp.                      400       12
         *Integtated Circuit Systems, Inc.            6,300      179
         Intersil Corp. -- Class A                    8,700      216
         *Mettler-Toledo International, Inc.          1,400       59
         Microchip Technology, Inc.                   7,700      257
         *Netgear, Inc.                               6,300      101
         *Netscreen Technologies, Inc.                4,700      116
         *Novellus Systems, Inc.                      5,500      231
         *O2Micro International, Ltd.                10,000      225
         Paychex, Inc.                                5,300      197
         *Plexus Corp.                                4,700       81
         *QLogic Corp.                                2,300      119
         *Semtech Corp.                               8,800      200
         *SigmaTel, Inc.                              2,713       67
         *Tollgrade Communications, Inc.              4,800       84
         *UTStarcom, Inc.                             5,900      219
         *Varian, Inc.                                5,600      234

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


            Small Cap Common                       Shares/   Value
            Stock (13.3%)                           $ Par  $ (000's)
            --------------------------------------------------------

            Information Technology continued
            *Verint Systems, Inc.                   3,600       81
            *Westell Technologies, Inc. -- Class A 13,900       88
            *Zebra Technologies Corp. -- Class A    5,200      345
                                                            ------
                Total Information Technology                 4,606
                                                            ------

                Total Small Cap Common Stock
                 (Cost: $14,140)                            17,384
                                                            ------

            Warrants (0.0%)
            --------------------------------------------------------

            Basic Materials (0.0%)
            Umicore-Strip VVPR                         75        0
                                                            ------
                Total Basic Materials                            0
                                                            ------

            Telecommunications (0.0%)
            Telecom -- Wireless (0.0%)
            IWO Holdings, Inc., 144A                   50        0
                                                            ------
                Total Telecommunications                         0
                                                            ------

            Information Technology (0.0%)
            Belluna Co. Ltd.-Warrants                 307        2
                                                            ------
                Total Warrants (Cost: $0)                        2
                                                            ------

                Total Domestic Common Stocks
                 and Warrants (Cost: $44,500)               51,440
                                                            ------

            Foreign Common
            Stock (15.3%)              Country
            --------------------------------------------------------

            Basic Materials (0.6%)
            Alcan, Inc.             Canada          2,430      114
            Arcelor                 Luxembourg      8,735      153
            BASF AG                 Germany         2,220      125
            *Ivanhoe Mines, Ltd.    Canada          8,125       64
            Rio Tinto, Ltd.         Australia       4,260      119
            *SGL Carbon AG          Germany         5,635       95
            Union Miniere NPV       Belgium         1,545      108
                                                            ------
                Total Basic Materials                          778
                                                            ------

            Consumer Cyclical (0.1%)
            Techtronics
             Industries Co.         Hong Kong      44,000      122
                                                            ------
                Total Consumer Cyclical                        122
                                                            ------

            Consumer Discretionary (2.6%)
            *Alliance Atlantis
             Communications Inc.
             -- B Shares            Canada          3,150       49
            *Autogrill SPA          Italy           6,385       91
            Autoliv                 United States   3,345      127
            Bayerische Motoren
             Werke (BMW) AG         Germany         3,150      147
            *Belluna Co., Ltd.      Japan           1,720       63
            The Berkeley Group
             PLC                    United Kingdom  9,210      145
            Beru AG                 Germany         1,985      128
            *British Sky
             Broadcasting Group
             PLC                    United Kingdom 11,900      150

             Foreign Common                       Shares/   Value
             Stock (15.3%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Discretionary continued
             Carnival Corp.        Panama           3,220     128
             Denway Motors, Ltd.   Hong Kong      163,100     172
             Esprit Holdings, Ltd. Bermuda         46,500     155
             Greek Organization
              of Football
              Prognostics          Greece           9,190     133
             Honda Motor Co.,
              Ltd.                 Japan            3,700     164
             Hyundai Motor Co.,
              Ltd.                 South Korea      4,050     172
             Intercontinental
              Hotels Group PLC     United Kingdom  13,590     129
             Li & Fung, Ltd.       Bermuda         66,000     113
             MFI Furniture Group
              PLC                  United Kingdom  34,960      95
             Millennium &
              Copthorne Hotel      United Kingdom  11,990      65
             News Corp, Ltd.
              ADR                  United Kingdom   3,345     121
             Porsche AG NON-
              VTG PFD.             Germany             87      51
             Puma AG Rudolf
              Dassler Sport        Germany          1,320     233
             Punch Taverns PLC     United Kingdom  17,435     136
             Rank Group PLC        United Kingdom  10,425      52
             Signet Group PLC      United Kingdom  79,055     146
             Swatch Group          Switzerland      1,045     125
             Uss Co., Ltd.         Japan            1,120      79
             Walmart de Mexico
              -- Series V          Mexico          41,245     117
             Wolseley PLC          United Kingdom   9,825     139
                                                            -----
                 Total Consumer Discretionary               3,425
                                                            -----

             Consumer Non-Cyclical (0.5%)
             *Iaws Group           Ireland          3,600      44
             *Numico               Netherlands      2,560      71
             SGS Societe
              Generale de
              Surveillance
              Holding SA           Switzerland        310     195
             Swedish Match AB      Sweden          24,335     248
             Tesco PLC             United Kingdom  29,365     135
                                                            -----
                 Total Consumer Non-Cyclical                  693
                                                            -----

             Consumer Staples (0.8%)
             Adecco SA -- Reg      Switzerland      2,270     146
             *Cott Corp Que        Canada           5,095     143
             Interbrew             Belgium          1,895      51
             Loreal                France           1,395     114
             Luxottica Group
              Spons ADR            Italy            7,500     131
             Nestle SA             Switzerland        640     160
             Reckitt Benckiser
              PLC                  United Kingdom   7,625     172
             Roche Holdings        Switzerland      1,390     140
                                                            -----
                 Total Consumer Staples                     1,057
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                      Shares/   Value
             Stock (15.3%)           Country      $ Par  $ (000's)
             -----------------------------------------------------

             Energy (0.7%)
             BG Group             United Kingdom  19,600     101
             Encana Corp.         Canada           2,835     113
             Eni SPA              Italy            7,675     145
             Saipem SPA           Italy           15,475     125
             Suncor Energy, Inc.  Canada           5,530     140
             Technip              France             525      57
             Total Fina Elf SA    France           1,000     185
                                                           -----
                 Total Energy                                866
                                                           -----

             Financials (2.5%)
             *Anglo Irish Bank
              Corp.               Ireland         21,892     344
             Banco Popolare Di
              Verona              Italy            8,745     148
             *Bank Rakyat
              Indonesia           Indonesia      794,000     118
             BNP Paribas SA       France           3,175     199
             Cattles PLC          United Kingdom  20,105     120
             Corporacion Mapfre   Spain           12,350     175
             *Danske Bank         Denmark          3,835      90
             Depfa Bank PLC       Ireland            985     124
             *Erste Bank Der
              Oester Spar/Ats     Austria            265      33
             *Grupo Financiero
              Bbv Ban             Mexico         127,305     109
             HSBC Holdings PLC    United Kingdom   8,559     135
             ICICI Bank, Ltd.     India           17,382     113
             ING Groep NV         Netherlands      5,750     134
             *Kookmin Bank        South Korea      3,120     117
             Man Group PLC        United Kingdom   7,385     193
             Manulife Financial
              Corp                Canada           3,550     115
             *Mitsubishi Tokyo
              Financial           Japan               12      94
             *OM Hex AB           Sweden          10,455     130
             *Otp Bank            Hungary         10,990     142
             Royal Bank of
              Scotland Group
              PLC                 United Kingdom   5,185     153
             Royal BK OF
              Canada              Canada           2,670     128
             *Swiss Life Holdings Switzerland        835     153
             *Topix Exchange
              Traded Fund         Japan           15,900     157
                                                           -----
                 Total Financials                          3,224
                                                           -----

             Health Care (1.5%)
             *Actelion, Ltd.      Switzerland      1,385     150
             *Elekta AB B Shs     Sweden           5,860     110
             Getinge AB           Sweden          12,880     124
             Nobel Biocare AB     Sweden              10       1
             Nobel Biocare
              Holding AG          Switzerland      1,190     121
             Novartis AG          Switzerland      3,065     139
             *ResMed Inc.         United States    2,880     120
             Stada Arzneimittel
              AG                  Germany          1,925     120

            Foreign Common                         Shares/   Value
            Stock (15.3%)              Country      $ Par  $ (000's)
            --------------------------------------------------------

            Health Care continued
            Straumann AG            Switzerland       530       81
            Synthes-Stratec, Inc.   Switzerland       139      138
            *Taro Pharmaceuticals
             Inds Ltd               Israel          3,075      197
            Teva Pharmaceutical
             Industries, Ltd. ADR   Israel         11,545      654
                                                             -----
                Total Health Care                            1,955
                                                             -----

            Industrials (2.9%)
            A.P.MOLLER-
             MAERSK A/S             Denmark            20      138
            Alfa Laval AB           Sweden          7,410      113
            Atlas Copco AB Free     Sweden          4,230      151
            Brisa Auto Estrada de
             Portufal SA            Portugal       18,285      122
            *Chiyoda Corp.          Japan          22,000      135
            Cobham PLC              United Kingdom  5,130      107
            Compass Group PLC       United Kingdom 19,025      129
            Crh PLC                 Ireland         5,202      107
            *Daewoo Shipbuilding
             & Marine Eng           South Korea    13,290      171
            Deutsche Post AG        Germany         3,010       62
            *Deutz AG New           Germany           493        2
            *Easyjet PLC            United Kingdom  8,035       42
            Exel PLC                United Kingdom  9,850      130
            *Fraport AG             Germany         4,280      123
            *Funai Electric CO Ltd. Japan             900      124
            *Golar Lng, Ltd.        Bermuda         9,860      142
            Grupo Ferrovial         Spain           6,025      210
            Iberia Lineas Aereas
             de Espana SA           Spain          49,125      141
            Kamigumi Co., Ltd       Japan           9,000       64
            Keyence Corp            Japan             700      148
            *KLOCKNER-
             HUMBOLDT Deutz         Germany         1,980        8
            Kubota Corp.            Japan          27,000      111
            Meggitt PLC             United Kingdom 27,926      118
            *Neptune Orient Lines   Singapore      97,000      123
            Omron Corp.             Japan           7,200      146
            Philips Electronics NV  Netherlands     5,875      172
            Premier Farnell PLC     United Kingdom 29,135      122
            Siemens AG              Germany         1,955      157
            SMC Corp.               Japan           1,100      137
            Thai Airways
             International PCL      Thailand       29,600       34
            Vinci                   France          2,330      192
            Volvo AB --
             B Shares               Sweden          4,160      127
                                                             -----
                Total Industrials                            3,808
                                                             -----

            Technology (1.5%)
            Asm Pacific
             Technology, Ltd.       Cayman Islands 27,000      118
            *Asml Holding NV        Netherlands     5,075      101
            *Business Objects S.A.  France          4,395      153
            *Canon Inc.             Japan           3,000      140

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


            Foreign Common                        Shares/   Value
            Stock (15.3%)             Country      $ Par  $ (000's)
            -------------------------------------------------------

            Technology continued
            *Chi Mei
             Optoelectronics       Taiwan         144,000     148
            Citizens Electronics
             Co.                   Japan            1,900     173
            Dassault Systemes      France           3,340     152
            *Epcos AG              Germany          5,200     117
            Hoya Corp.             Japan            1,700     156
            Indra Sistemas, S.A.   Spain            8,120     104
            Infosys
             Technologies, Ltd.    India            1,058     129
            *Neopost SA            France           2,370     120
            *The Sage Group,
             PLC                   United Kingdom  38,905     122
            Samsung Electronics    South Korea        430     163
            *Taiwan
             Semiconductor
             Manufacturing Co.,
             Ltd.                  Taiwan          66,288     124
                                                           ------
                Total Technology                            2,020
                                                           ------

            Telecommunications (1.4%)
            *Ericsson LM B
             Shares                Sweden          82,225     147
            *France Telecom SA     France           3,855     110
            *Kddi Corp.            Japan               33     189
            *Mediaset SPA          Italy           11,785     140
            *Mobistar SA           Belgium          4,055     229
            *Modern Times Group
             AB -- B Shares        Sweden           6,950     146
            *Nokia AB OY           Finland          3,500      61
            PT Telekomunikasi
             Indonesia             Indonesia      129,000     103
            *Tele2 AB -- B
             Shares                Sweden           2,955     158
            *Telefonica SA         Spain           10,625     156
            Teliasonera AB         Sweden           9,500      50
            *Vivendi Universal
             SA                    France           6,230     151
            Vodafone Group
             PLC                   United Kingdom  62,650     155
                                                           ------
                Total Telecommunications                    1,795
                                                           ------

            Utilities (0.2%)
            Centrica PLC           United Kingdom  31,715     120
            Iberdrola SA           Spain            5,325     105
                                                           ------
                Total Utilities                               225
                                                           ------
                Total Foreign Common Stock
                 (Cost: $15,010)                           19,968
                                                           ------

            Preferred Stock (0.1%)
            -------------------------------------------------------

            Media (0.1%)
            Cable/Satellite (0.1%)
            Csc Holdings, Inc. -- Series H            250      26
            Csc Holdings, Inc., -- Series M           500      53
                                                           ------
                Total Cable/Satellite                          79
                                                           ------

            Telecommunications (0.0%)

            Telecom -- Wireless (0.0%)

            Intermedia Communications, Inc.             2       0
                                                           ------
                Total Communications                            2
                                                           ------

                                                   Shares/   Value
           Preferred Stock (0.1%)                   $ Par  $ (000's)
           ---------------------------------------------------------

           Transportation (0.0%)
           Rail & Other (0.0%)
           American Commercial Lines LLC               261       0
                                                             -----
               Total Transportation                              0
                                                             -----

               Total Preferred Stock
                (Cost: $86)                                     79
                                                             -----

           Revenue Bonds (0.3%)
           Municipal Bonds -- Revenue (0.3%)
           Nashville And Davidson County,
            Tennessee Health And Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21              850,000     355
                                                             -----
               Total Revenue Bond
                (Cost: $356)                                   355
                                                             -----

           Investment Grade Bonds (9.0%)
           ---------------------------------------------------------

           Auto Related (0.7%)
           American Honda Finance,
            3.85%, 11/6/08 144A                    350,000     352
           Toyota Motor Credit Corp.,
            4.35%, 12/15/10                        600,000     609
                                                             -----
               Total Auto Related                              961
                                                             -----

           Beverages, Malt Beverages (0.2%)
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          23,000      27
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                         75,000      81
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                         125,000     134
                                                             -----
               Total Beverages, Malt Beverages                 242
                                                             -----

           Commercial Banks (1.3%)
           Bank of America Corp., 4.875%, 1/15/13   40,000      40
           Bank One Corp., 5.25%, 1/30/13          250,000     256
           HBOS Treasury Services,
            3.75%, 9/30/08 144A                    350,000     350
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   350,000     350
           RBS Capital Trust II, 6.425%, 1/3/34    350,000     355
           Unionbancal Corp., 5.25%, 12/16/13      350,000     354
                                                             -----
               Total Commercial Banks                        1,705
                                                             -----

           Commerical Physical Research (0.2%)
           Monsanto Co., 7.375%, 8/15/12           250,000     285
                                                             -----
               Total Commercial Physical Research              285
                                                             -----

           Crude Petroleum and Natural Gas (0.1%)
           Occidental Petroleum, 10.125%, 9/15/09  120,000     155
                                                             -----
               Total Crude Petroleum and Natural Gas           155
                                                             -----

           Data Processing and Preparation (0.7%)
           Fiserv, Inc., 4.00%, 4/15/08            350,000     348
           Gtech Holdings Corp.,
            4.75%, 10/15/10 144A                   565,000     571
                                                             -----
               Total Data Processing and Preparation           919
                                                             -----

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc., 5.50%, 11/1/09 200,000     215
                                                             -----
               Total Electrical Equipment and
                Supplies                                       215
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                     Shares/   Value
           Investment Grade Bonds (9.0%)              $ Par  $ (000's)
           -----------------------------------------------------------

           Fire, Marine and Casualty Insurance (1.2%)
           Berkley (WR) Corp., 9.875%, 5/15/08       600,000     732
           Berkley (WR) Corp., 5.875%, 2/15/13       200,000     204
           Progressive Corp., 6.375%, 1/15/12        130,000     143
           Progressive Corp., 6.25%, 12/1/32         176,000     184
           Travelers Property Casulty Corp.,
            6.375%, 3/15/33                          350,000     365
                                                               -----
               Total Fire, Marine and Casualty Insurance       1,628
                                                               -----

           Measuring and Controlling Devices (0.1%)
           Rockwell Automation, Inc.,
            6.70%, 1/15/28                           110,000     120
                                                               -----
               Total Measuring and Controlling Devices           120
                                                               -----

           Miscellaneous Business Credit Institutions (0.3%)
           Textron Financial Corp., 2.75%, 6/1/06    350,000     349
                                                               -----
               Total Miscellaneous Business
                Credit Institutions                              349
                                                               -----

           Motors and Generators (0.1%)
           Emerson Electric Co., 5.75%, 11/1/11       48,000      52
           Emerson Electric Co., 4.50%, 5/1/13        70,000      68
                                                               -----
               Total Motors and Generators                       120
                                                               -----

           Office Machines (0.1%)
           Pitney Bowes Credit Corp.,
            5.75%, 8/15/08                           100,000     109
                                                               -----
               Total Office Machines                             109
                                                               -----

           Pharmaceutical Preparations (0.8%)
           Johnson & Johnson, Inc., 3.80%, 5/15/13   350,000     330
           Johnson & Johnson, Inc., 4.95%, 5/15/33   350,000     318
           Merck & Co., Inc., 6.40%, 3/1/28          350,000     385
                                                               -----
               Total Pharmaceutical Preparations               1,033
                                                               -----

           Property & Casualty Insurance (0.3%)
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13 144A                    400,000     393
                                                               -----
               Total Property & Casualty Insurance               393
                                                               -----

           Radio,TV Electronic Stores (0.3%)
           Radioshack Corp., 6.95%, 9/1/07           350,000     394
                                                               -----
               Total Radio,TV Electronic Stores                  394
                                                               -----

           Real Estate Investment Trusts (0.3%)
           Vornado Realty Trust, 4.75%, Due
            12/1/10                                  350,000     350
                                                               -----
               Total Real Estate Investment Trusts               350
                                                               -----

           Retail-Retail Stores (1.4%)
           Estee Lauder, Inc., 5.75%, 10/15/33       350,000     345
           Fortune Brands Inc., 4.875%, 12/1/13      350,000     351
           The Gillette Co., 2.50%, 6/1/08           350,000     337
           Limited Brands, 6.125%, 12/1/12            70,000      75
           Limited Brands, Inc. 6.95%, 3/1/33        205,000     223

                                                   Shares/     Value
            Investment Grade Bonds (9.0%)           $ Par    $ (000's)
            ----------------------------------------------------------

            Retail-Retail Stores continued
            Office Depot, 6.25%, 8/15/13            350,000      368
            VF Corp., 6.00%, 10/15/33 144A          200,000      198
                                                              ------
                Total Retail-Retail Stores                     1,897
                                                              ------

            Savings Institutions Except Federal (0.3%)
            U.S. Central Credit Union,
             5/30/08, 2.75%                         350,000      338
                                                              ------
                Total Savings Institutions Except Federal        338
                                                              ------

            Steel Wire and Related Products
             (0.2%)
            Hubbell, Inc., 6.375%, 5/15/12          300,000      324
                                                              ------
                Total Steel Wire and Related Products            324
                                                              ------

            Wines and Distilled Beverages (0.2%)
            Brown Forman Corp., 3.00%, 3/15/08      250,000      245
                                                              ------
                Total Wines and Distilled Beverages              245
                                                              ------

                Total Investment Grade Bonds
                 (Cost: $11,747)                              11,782
                                                              ------

            Government (Domestic and Foreign)
            and Agency Bonds (15.9%)
            ----------------------------------------------------------

            Federal Government and Agencies (15.9%)
            Government National Mortgage
             Association TBA, 4.50%, 1/1/34       1,617,726    1,546
            Government National Mortgage
             Association TBA, 5.00%, 1/1/34         150,000      148
            Housing & Urban Development,
             6.08%, 8/1/13                          100,000      110
            State of Israel, 7.25%, 12/15/28        350,000      378
            US Treasury, 3.00%, 1/31/04             165,000      165
            US Treasury, 2.125%, 10/31/04           500,000      504
            US Treasury, 1.75%, 12/31/04             70,000       70
            US Treasury, 1.625%, 1/31/05             40,000       40
            US Treasury, 1.625%, 4/30/05             55,000       55
            US Treasury, 6.50%, 5/15/05           1,325,000    1,416
            US Treasury, 1.125%, 6/30/05             80,000       80
            US Treasury, 6.50%, 8/15/05           1,000,000    1,079
            US Treasury, 2.00%, 8/31/05             140,000      141
            US Treasury, 4.625%, 5/15/06            153,000      162
            US Treasury, 3.50%, 11/15/06          2,129,000    2,201
            US Treasury, 2.625%, 5/15/08          2,750,000    2,709
            US Treasury Inflation Index Bond,
             3.375%, 1/15/07                      7,502,537    8,128
            US Treasury Note, 1.875%, 11/30/05    1,100,000    1,102
            US Treasury Stripped, 0.00%, 8/15/27  2,800,000      763
                                                              ------

                Total Government (Domestic and Foreign)
                 and Agency Bonds (Cost: $20,976)             20,797
                                                              ------

            Below Investment-Grade Bonds (7.9%)
            ----------------------------------------------------------

            Aerospace (0.0%)
            L-3 Communications Corp.,
             6.125%, 1/15/14 144A                    50,000       50
                                                              ------
                Total Aerospace                                   50
                                                              ------

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Auto Related (0.4%)
           Advanced Accessory, 10.75%, 6/15/11      50,000     55
           Asbury Automotive Group,
            8.00%, 3/15/14 144A                     25,000     25
           Collins & Aikman Products,
            10.75%, 12/31/11                        75,000     74
           HLI Operating Co., 10.50%, 6/15/10       50,000     58
           Metaldyne Corp., 10.00%, 11/1/13 144A   100,000    100
           Oxford Automotive, Inc.,
            12.00%, 10/15/10 144A                  100,000     84
           RJ Tower Corp., 12.00%, 6/1/13           50,000     49
           United Components, Inc.,
            9.375%, 6/15/13                         50,000     55
                                                              ---
               Total Auto Related                             500
                                                              ---

           Basic Materials (1.2%)
           Chemicals (0.7%)
           Huntsman Adv. Materials,
            11.00%, 7/15/10 144A                   100,000    110
           Huntsman International LLC,
            9.875%, 3/1/09 144A                     25,000     27
           Huntsman International, Inc.,
            9.875%, 3/1/09                          25,000     27
           Huntsman LLC, 11.625%, 10/15/10
            144A                                    50,000     51
           IMC Global, Inc., 11.25%, 6/1/11         75,000     83
           Koppers, Inc., 9.875%, 10/15/13 144A     75,000     83
           Kraton Polymers LLC,
            8.125%, 1/15/14 144A                    25,000     26
           Lyondell Chemical Co., 9.50%, 12/15/08   75,000     78
           Nalco Co., 8.875%, 11/15/13 144A         75,000     80
           Resolution Perform Prod.,
            8.00%, 12/15/09 144A                    25,000     26
           Rockwood Specialties Corp.,
            10.625%, 5/15/11 144A                  100,000    111
           Terra Capital Corp., 11.50%, 6/1/10     100,000    104
           United Agricultural Products,
            8.25%, 12/15/11 144A                    25,000     26
                                                              ---
               Total                                          832
                                                              ---

           Metals/Mining (0.3%)
           CSN Islands VIII Corp.,
            9.75%, 12/16/13 144A                    50,000     51
           Massey Energy Co.,
            6.625%, 11/15/10 144A                   75,000     77
           Texas Industries, Inc., 10.25%, 6/15/11  50,000     57
           UCAR Finance, Inc., 10.25%, 2/15/12      50,000     58
                                                              ---
               Total                                          243
                                                              ---

           Packaging/Containers (0.1%)
           Crown European Holdings SA,
            9.50%, 3/1/11                           25,000     28
           Owens Brockway Glass Container,
            8.75%, 11/15/12                         75,000     84
           Owens Brockway Glass Container,
            8.25%, 5/15/13                          25,000     27
           Pliant Corp., 11.125%, 9/1/09            40,000     43
                                                              ---
               Total                                          182
                                                              ---

                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Paper & Forest Products (0.1%)
           Appleton Papers, Inc., 12.50%, 12/15/08  50,000      57
           Buckeye Technologies, Inc.,
            8.50%, 10/1/13                          75,000      80
           Georgia Pacific Corp.,
            8.00%, 1/15/24 144A                     50,000      51
                                                             -----
               Total                                           188
                                                             -----

               Total Basic Materials                         1,445
                                                             -----

           Builders (0.3%)
           Building Materials (0.2%)
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                          40,000      42
           Nationsrent, Inc., 9.50%, 10/15/10 144A  75,000      81
           Norcraft Co., 9.00%, 11/1/11 144A        50,000      54
           Nortek Holdings Inc.,
            0.00%, 5/15/11 144A                     50,000      36
           United Rentals NA, Inc.,
            7.75%, 11/15/13 144A                    75,000      77
                                                             -----
               Total                                           290
                                                             -----

           Home Builders (0.1%)
           Meritage Corp., 9.75%, 6/1/11            75,000      83
           Technical Olympic USA, Inc.,
            9.00%, 7/1/10                           50,000      54
                                                             -----
               Total                                           137
                                                             -----

               Total Builders                                  427
                                                             -----

           Capital Goods (0.4%)
           Amsted Industries, Inc.,
            10.25%, 10/15/11 144A                   50,000      55
           Bombardier Recreational,
            8.375%, 12/15/13 144A                   50,000      52
           Case New Holland, Inc.,
            9.25%, 8/1/11 144A                      25,000      28
           Columbus McKinnon Corp.,
            10.00%, 8/1/10                          50,000      53
           General Cable Corp.,
            9.50%, 11/15/10 144A                    50,000      54
           Jacuzzi Brands Inc.,
            9.625%, 7/1/10 144A                     25,000      28
           JLG Industries Inc., 8.25%, 5/1/08       25,000      27
           Rexnord Corp., 10.125%, 12/15/12        100,000     109
           Sensus Metering Systems,
            8.625%, 12/15/13 144A                   25,000      26
           Terex Corp. 7.375%, 1/15/14 144A         75,000      77
           Trimas Corp., 9.875%, 6/15/12            50,000      52
                                                             -----
               Total Capital Goods                             561
                                                             -----

           Consumer Products (0.6%)
           Consumer Products (0.2%)
           Hines Nurseries, Inc.
            10.25%, 10/1/11 144A                    50,000      55
           Jafra Cosmetics, 10.75%, 5/15/11         50,000      55
           Jostens Holding, 10.25%, 12/1/10 144A    75,000      47
           Rayovac Corp., 8.50%, 10/1/13            75,000      80
           Simmons Co. 7.875%, 1/15/14 144A         25,000      25
                                                             -----
               Total                                           262
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Retail Food & Drug (0.0%)
           Delhaize America, Inc., 9.00%, 4/15/31   25,000     30
                                                              ---
               Total                                           30
                                                              ---

           Retail Store (0.2%)
           Cole National Group, 8.875%, 5/15/12     75,000     80
           Couche-Tard US, 7.50%, 12/15/13 144A     50,000     52
           Payless Shoesource, Inc., 8.25%, 8/1/13 125,000    120
                                                              ---
               Total                                          252
                                                              ---

           Textile/Apparel (0.2%)
           Oxford Industries, Inc.,
            8.875%, 6/1/11 144A                     75,000     82
           Perry Ellis International, Inc.,
            8.875%, 9/15/13 144A                    50,000     53
           Phillips Van Heusen Corp.,
            8.125%, 5/1/13                          50,000     53
           Tommy Hilfiger USA, Inc.,
            6.85%, 6/1/08                           50,000     50
           Warnaco, Inc., 8.875%, 6/15/13 144A      50,000     52
                                                              ---
               Total                                          290
                                                              ---

               Total Consumer Products                        834
                                                              ---

           Energy (0.6%)

           Gas Pipeline/Oil Field Service (0.3%)
           Dynegy Holdings Inc.,
            10.125%, 7/15/13 144A                   75,000     86
           Hanover Equip TR., 8.75% 9/1/11         100,000    106
           Hanover Equipment Trust 01 A,
            0.00%, 3/31/07                          50,000     37
           Parker Drilling Co.,
            9.625%, 10/1/13 144A                    75,000     78
           Suburban Propane Partners,
            6.875%, 12/15/13 144A                   50,000     51
                                                              ---
               Total                                          358
                                                              ---

           Oil & Gas Exploration/Production (0.3%)
           Compton Pete Corp., 9.90%, 5/15/09       50,000     55
           Hilcorp Energy, 10.50%, 9/1/10 144A     100,000    109
           Petrobras International,
            8.375%, 12/10/18                        75,000     77
           Range Resources Corp. 7.375%, 7/15/13    50,000     50
           Tom Brown, Inc., 7.25%, 9/15/13         100,000    105
                                                              ---
               Total                                          396
                                                              ---

           Oil Refining & Marketing (0.1%)
           Citgo Petroleum Corp., 11.375%, 2/1/11   75,000     87
                                                              ---
               Total                                           87
                                                              ---

               Total Energy                                   841
                                                              ---

           Financials (0.4%)
           Financial Services (0.3%)
           AmeriCredit Corp., 9.875%, 4/15/06      100,000    105
           Dollar Financial Group
            9.75%, 11/15/11 144A                   125,000    128
           IOS Capital LLC, 7.25%, 6/30/08         100,000    107

                                                  Shares/   Value
            Below Investment-Grade Bonds (7.9%)    $ Par  $ (000's)
            -------------------------------------------------------

            Financial Services continued
            WMC Finance Co.
             11.75%, 12/15/08 144A                 50,000     50
                                                             ---
                Total                                        390
                                                             ---

            Insurance (0.1%)
            Crum & Forster Holding Corp.,
             10.375%, 6/15/13 144A                 50,000     56
            Fairfax Financial Holdings,
             7.375%, 3/15/06                       75,000     76
                                                             ---
                Total                                        132
                                                             ---

                Total Financials                             522
                                                             ---

            Financials Banking (0.0%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                       50,000     56
                                                             ---
                Total Financials Banking                      56
                                                             ---

            Foods (0.5%)
            Food/Beverage/Tobacco (0.4%)
            Bavaria SA, 8.875%, 11/1/10 144A       75,000     77
            Land O Lakes, Inc.,
             9.00%, 12/15/10 144A                  50,000     50
            Merisant Co., 9.50%, 7/15/13 144A      75,000     79
            Pinnacle Foods Holding,
             8.25%, 12/1/13 144A                   50,000     52
            RJ Reynolds Tobacco Holdings,
             7.25%, 6/1/12                         50,000     49
            Seminis Vegetable Seeds,
             10.25%, 10/1/13 144A                  50,000     54
            Tabletop Holdings, 0%, 5/15/14 144A   125,000     69
                                                             ---
                Total                                        430
                                                             ---

            Restaurant (0.1%)
            Buffets, Inc., 11.25%, 7/15/10         50,000     54
            Domino's, Inc., 8.25%, 7/1/11, 144A    50,000     54
            O'Charleys, Inc., 9.00%, 11/1/13 144A  50,000     50
                                                             ---
                Total                                        158
                                                             ---

                Total Foods                                  588
                                                             ---

            Gaming/Lodging/Leisure (0.9%)
            Gaming (0.5%)
            (d)Hollywood Casino Shreveport,
             13.00%, 8/1/06                        50,000     34
            Inn of The Mountain Gods.,
             12.00%, 11/15/10 144A                100,000    105
            Jacobs Entmt, Inc., 11.875%, 2/01/09   50,000     56
            Majestic Star Casino, LLC,
             9.50%, 10/15/10 144A                 100,000    102
            Poster Financial Group,
             8.34%, 12/1/11 144A                   50,000     53
            Resort Intl. Hotel/Casino,
             11.50%, 3/15/09                       75,000     82
            River Rock Entertainment,
             9.75%, 11/1/11 144A                   75,000     81
            Wheeling Island Gaming,
             10.125%, 12/15/09                     75,000     80
                                                             ---
                Total                                        593
                                                             ---

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Leisure (0.4%)
           Bally Total Fitness Holdings, Series D,
            9.875%, 10/15/07                        25,000      23
           Equinox Holdings LTD. 9.00%,
            12/15/09 144A                           25,000      26
           IMAX Corp., 9.625%, 12/1/10 144A         50,000      53
           Intrawest Corp. 7.50%, 10/15/13 144A     50,000      52
           Royal Caribbean Cruises,
            6.875%, 12/1/13                        100,000     101
           Six Flags, Inc., 8.875%, 2/1/10         225,000     230
           Universal City Development Corp.,
            11.75%, 4/1/10 144A                     25,000      29
                                                             -----
               Total                                           514
                                                             -----

           Lodging (0.0%)
           Host Marriott LP, 7.125%, 11/1/13 144A   50,000      51
                                                             -----
               Total                                            51
                                                             -----

               Total Gaming/Lodging/Leisure                  1,158
                                                             -----

           Healthcare/Pharmaceuticals (0.5%)
           Ameripath, Inc., 10.50%, 4/1/13          50,000      53
           Biovail Corp., 7.875%, 4/01/10           75,000      77
           General Nutrition Center,
            8.50%, 12/1/10 144A                     75,000      77
           Genesis HealthCare Corp.
            8.00%, 10/15/13 144A                    50,000      52
           National Nephrology Associates,
            9.00%, 11/1/11 144A                     75,000      78
           Quintiles Transnational,
            10.00%, 10/1/13, 144A                   50,000      54
           Senior Housing Property Trust,
            7.875%, 4/15/15                         25,000      26
           Tenet Healthcare Corp., 6.375%, 12/1/11  50,000      48
           Tenet Healthcare Corp., 7.375%, 2/1/13   50,000      50
           Universal Hospital Services,
            10.125%, 11/1/11 144A                   50,000      53
           Valeant Pharmaceuticals,
            7.00%, 12/15/11 144A                    25,000      26
           Ventas Realty Ltd. Partnership,
            9.00%, 5/1/12                           50,000      56
                                                             -----
               Total Healthcare/Pharmaceuticals                650
                                                             -----

           Media (0.8%)
           Broadcasting (0.0%)
           Granite Broadcasting
            9.75%, 12/1/10 144A                     25,000      25
                                                             -----
               Total                                            25
                                                             -----

           Cable/Satellite (0.2%)
           Charter Communications Holdings LLC,
            9.625%, 11/15/09                        75,000      66
           Echostar Corp., 6.375%, 10/1/11 144A     25,000      26
           Insight Midwest, 9.75%, 10/1/09          50,000      53
           Lodgenet Entertainment, 9.50%, 6/15/13   75,000      82
           MediaCom LLC, 9.50%, 1/15/13             50,000      53
                                                             -----
               Total                                           280
                                                             -----

                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Publishing (0.6%)
           American Achievement Corp.,
            11.625%, 1/1/07                        100,000    109
           American Color Graphics, Inc.,
            10.00%, 6/15/10 144A                    50,000     51
           Dex Media West, 9.875%, 8/15/13 144A     75,000     87
           Houghton Mifflin Co., 9.875% 2/1/13      25,000     28
           Mail-Well Corp., 9.625%, 3/15/12         50,000     56
           Moore NA Finance,
            7.875%, 1/15/11 144A                    25,000     28
           Primedia, Inc., 7.625%, 4/1/08           75,000     76
           Vertis, Inc., 10.875%, 6/15/09          100,000    106
           Von Hoffman Corp., 10.25%, 3/15/09      100,000    106
           Von Hoffman Corp.,
            10.25%, 03/15/09 144A                   25,000     27
                                                              ---
               Total                                          674
                                                              ---

               Total Media                                    979
                                                              ---

           Real Estate (0.1%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                         25,000     28
           CBRE Escrow, Inc.,
            9.75%, 5/15/10 144A                     50,000     56
           LNR Property Corp.,
            7.25%, 10/15/13 144A                    50,000     51
                                                              ---

               Total Real Estate                              135
                                                              ---

           Services (0.1%)
           Environmental Services (0.0%)
           MSW Energy Holdings,
            8.50%, 9/1/10 144A                      50,000     54
                                                              ---
               Total                                           54
                                                              ---

           Services -- Other (0.1%)
           Buhrmann US, Inc., 12.25%, 11/1/09       25,000     28
           Kindercare Learning Centers,
            9.50%, 2/15/09                          50,000     51
                                                              ---
               Total                                           79
                                                              ---

               Total Services                                 133
                                                              ---

           Telecommunications (0.5%)
           Telecom -- Wireless (0.3%)
           ACC Escrow Corp., 10.00%, 8/1/11
            144A                                    50,000     56
           American Tower Corporation --
             Warrants                                  100      1
           Crown Castle Intl Corp.
            7.50%, 12/1/13 144A                     25,000     25
           Crown Castle Intl Corp.,
            7.50%, 12/1/13 144A                     25,000     25
           Nextel Communications, 7.375%, 8/1/15    50,000     54
           Nextel Partners, Inc., 12.50%, 11/15/09  75,000     87
           Qwest Communications, Inc.,
            12/15/10, 13.50% 144A                   48,000     58
           Triton PCS, 8.75%, 11/15/11              50,000     49
                                                              ---
               Total                                          355
                                                              ---

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                                      Shares/   Value
                            Below Investment-Grade Bonds (7.9%)        $ Par  $ (000's)
                            -----------------------------------------------------------

                            Telecom -- Wireline (0.2%)
                            Cincinnati Bell, Inc.,
                             8.375%, 1/15/14 144A                     75,000       81
                            (d)MCI Communications Corp.,
                             7.75%, 3/23/25                           25,000       20
                            (d)MCI Communications Corp.,
                             7.125%, 6/15/27                          75,000       60
                            Qwest Capital Funding, 7.75%, 8/15/06     50,000       52
                            Qwest Communications INTL.,
                             7.50%, 11/1/08 B                         25,000       26
                                                                               ------
                                Total                                             239
                                                                               ------
                                Total Telecommunications                          594
                                                                               ------
                            Transportation (0.3%)
                            Airlines (0.1%)
                            Continental Airlines Inc., 7.875%, 7/2/18 75,000       75
                                                                               ------
                                Total                                              75
                                                                               ------
                            Transportation -- Rail & Other (0.2%)
                            (d)American Commercial LLC,
                             11.25%, 1/1/08                           29,794        3
                            Laidlaw International, Inc.,
                             10.75%, 6/15/11 144A                     50,000       57
                            OMI Corp., 7.625%, 12/1/13 144A           75,000       76
                            Quality Distrib/QD Cap,
                             9.00%, 11/15/10 144A                     25,000       26
                            Railamerica Transportation Corp.,
                             12.875%, 8/15/10                         50,000       58
                            Ship Finance Intl LTD.,
                             8.50%, 12/15/13 144A                     25,000       25
                            Stena AB, 9.625%, 12/1/12                 50,000       56
                            TFM SA DE C V, 12.50%, 6/15/12            50,000       57
                                                                               ------
                                Total                                             358
                                                                               ------
                                Total Transportation                              433
                                                                               ------
                            Utilities (0.3%)
                            Aes Corp., 8.75%, 5/15/13 144A            25,000       28
                            Aes Corp., 9.00%, 5/15/15 144A            50,000       57
                            Calpine Corp., 8.50%, 7/15/10 144A        50,000       49
                            CMS Energy Corp., 7.75%, 8/1/10 144A      50,000       53
                            Nevada Power Co., 8.25%, 6/1/11           50,000       55
                            NRG Energy Inc., 8.00%, 12/15/13 144A     75,000       78
                            Reliant Resources, Inc.,
                             9.50%, 7/15/13 144A                      75,000       79
                                                                               ------
                                Total Utilities                                   399
                                                                               ------

                                Total Below Investment-Grade Bonds
                                 (Cost: $9,693)                                10,305
                                                                               ------

                                                                 Shares/     Value
                           Money Market Investments (12.4%)       $ Par    $ (000's)
                           ---------------------------------------------------------

                           Federal Government and Agencies (11.5%)
                           (b)Federal Home Loan Bank,
                            0.75%, 1/7/04                       13,500,000   13,499
                           (b)Federal National Mortgage
                            Association, 1.075%, 2/4/04          1,500,000    1,498
                                                                            -------

                               Total Federal Government and
                                Agencies                                     14,997
                                                                            -------

                           Short Term Business Credit (0.9%)
                           Transamerica Financial,
                            1.05%, 1/16/04                       1,200,000    1,199
                                                                            -------

                               Total Short Term Business Credit               1,199
                                                                            -------

                               Total Money Market Investment
                                (Cost: $16,196)                              16,196
                                                                            -------

                               Total Investments (100.3%)
                                (Cost $118,564)(a)                          130,922
                                                                            -------

                               Other Assets, Less Liabilities (-0.3%)          (444)
                                                                            -------

                               Total Net Assets (100.0%)                    130,478
                                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a) At12/31/03 the aggregate cost of securities for federal tax purposes was $118,903 and the net unrealized appreciation of investments based on that cost was $12,019 which is comprised of $13,129 aggregate gross unrealized appreciations and $1,110 aggregate gross unrealized depreciation.

(b) Allor a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                      Unrealized
                                                     Appreciation/
                                Number of Expiration Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             -----------------------------------------------------
             S & P 500 Index
              Futures              35       03/04        $368
             (Total Notional
              Value at 12/31/03
              $9,350)
             US Long Bond
              (CBT)
              Commodity Future     30       03/04        $ 61
             (Total Notional
              Value at 12/31/03
              $3,218)

(c) PIK-- Payment In Kind

(d) DefaultedSecurity

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                     Asset Allocation Portfolio

 Balanced Portfolio



--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                              Net Assets:
A high level of current income and     Achieve consistent returns and low volatility by $2.9 billion capital growth with a low risk profile diversifying among assets.

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), a widely used benchmark of U.S. equity performance. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The Balanced Portfolio differs from the Asset Allocation Portfolio in several ways. It invests in just three asset classes, while the Asset Allocation Portfolio utilizes seven categories of assets, including riskier securities such as small-cap stocks, foreign stocks and high yield bonds. The equity portion of the Balanced Portfolio is indexed, while the equities in the Asset Allocation Portfolio are actively managed. The Balanced Portfolio is therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. In a strong market such as that experienced in 2003, the Balanced Portfolio will normally underperform the Asset Allocation Portfolio. The fact that the Balanced Portfolio cannot own small cap stocks was a negative influence on performance during 2003, which small cap stocks performed better than the broad market.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indexes: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and Merrill Lynch 91 Day T-Bill Index for short-term investments. As expected, the Portfolio's performance for the year was a blend of stock and bond performance, with a total return of 17.99%, below the return of 28.67% from the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.12%, or Merrill Lynch 91 Day T-Bill Index, which had a return of 1.15%. None of these benchmarks reflect the deduction of fees that exist with a managed portfolio.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. Changes are at the margin, so that there are always core positions in both stocks and bonds. During 2003, the asset mix was changed several times to take advantage of market moves. The equity portion was gradually increased during the first quarter, in anticipation of an improving equity market. The equity position was maintained just above 50% as the market strengthened during the summer, then increased to 55% in September. A reduction in the equity position during the fourth quarter detracted from performance, as the market continued upward.


                                    [CHART]

                Percentage Holdings 12/31/03

Equities (including index futures)                   57%
Government and Agency Bonds                          24%
Corporate Bonds                                      10%
Mortgage-Backed and Asset-Backed Securities           5%
Short-Term Investments & Other Net Assets             4%


Sector allocation is based on Net Assets.
Sector allocation is subject to change.


                                    [CHART]

                              Relative Performance


         Balanced     Merrill Lynch Domestic  Merrill Lynch 91 Day     S&P 500
         Portfolio          Master Index          T-Bill Index          Index
         ---------    ----------------------  --------------------     -------
12/93     $10,000             $10,000              $10,000             $10,000
12/94      10,016               9,718               10,419              10,131
12/95      12,659              11,517               11,047              13,933
12/96      14,363              11,931               11,634              17,129
12/97      17,453              13,083               12,254              22,842
12/98      20,747              14,243               12,895              29,368
12/99      23,071              14,107               13,521              35,547
12/00      23,032              15,761               14,356              32,312
12/01      22,306              17,073               14,990              28,474
12/02      20,625              18,850               15,257              22,184
12/03      24,336              19,627               15,432              28,544

                          Average Annual Total Return
                      For Period Ended December 31, 2003

                                               1 Year      5 Years   10 Years
Balanced Portfolio                              17.99%       3.24%      9.28%
Merrill Lynch Domestic Master Index              4.12%       6.62%      6.98%
Merrill Lynch 91 Day T-Bill Index                1.15%       3.66%      4.43%
S&P 500 Index                                   28.67%      -0.57%     11.06%


In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.


Balanced Portfolio

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                              Shares/     Value
Revenue Bonds (0.1%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------

Municipal Bonds -- Revenue (0.1%)
Nashville and Davidson County, Tennessee Health and
 Educational Facilities Board of The Metropolitan
 Government, 0.00%, 6/1/21, RB                                9,800,000   4,077
                                                                         ------

   Total Revenue Bonds (Cost: $4,102)                                     4,077
                                                                         ------

Corporate Bonds (9.7%)
---------------------------------------------------------------------------------

Aerospace-Defense (0.3%)
Lockheed Martin Corp., 8.20%, 12/1/09                         7,450,000   9,047
                                                                         ------
   Total                                                                  9,047
                                                                         ------

Auto Related (0.8%)
American Honda Finance, 3.85%, 11/6/08 144A                   6,180,000   6,223
Toyota Motor Credit Corp., 2.875%, 8/1/08                     1,800,000   1,766
Toyota Motor Credit Corp., 4.35%, 12/15/10                    4,770,000   4,835
Toyota Motor Credit Corp., 5.65%, 1/15/07                     9,750,000  10,746
                                                                         ------
   Total                                                                 23,570
                                                                         ------

Beverages, Malt Beverages (1.1%)
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25                4,800,000   5,285
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12                  910,000   1,088
Coca-Cola Enterprises, Inc., 5.25%, 5/15/07                   8,975,000   9,628
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06                  4,175,000   4,482
Coca-Cola Enterprises, Inc., 5.75%, 3/15/11                  10,000,000  10,927
                                                                         ------
   Total                                                                 31,410
                                                                         ------

Broad Woven Fabric Mills, Manmade (0.0%)
(d)Polysindo International Finance, 11.375%, 6/15/06          6,500,000     585
                                                                         ------
   Total                                                                    585
                                                                         ------

Commercial Banks (1.4%)
(d)Banco Montevideo, 8.40%, 4/30/08 144A                      6,250,000   1,000
Bank of America Corp., 4.875%, 1/15/13                        5,020,000   5,012
Bank of America Corp., 7.40%, 1/15/11                         2,668,000   3,129
Bank One Corp., 5.25%, 1/30/13                                5,000,000   5,129
HBOS Treasury Services, 3.75%, 9/30/08 144A                   6,200,000   6,204

                                                              Shares/     Value
Corporate Bonds (9.7%)                                         $ Par    $ (000's)
---------------------------------------------------------------------------------

Commercial Banks continued
Rabobank Capital Fund II, 5.26%, 12/31/13 144A                5,600,000   5,608
RBS Capital Trust II, 6.425%, 1/3/34                          7,980,000   8,065
Unionbancal Corp., 5.25%, 12/16/13                              800,000     808
Wells Fargo Bank, 6.45%, 2/1/11                               4,850,000   5,446
                                                                         ------
   Total                                                                 40,401
                                                                         ------

Commercial Physical Research (0.2%)
Monsanto Co., 7.375%, 8/15/12                                 6,200,000   7,075
                                                                         ------
   Total                                                                  7,075
                                                                         ------

Crude Petroleum and Natural Gas (0.2%)
Occidental Petroleum, 8.45%, 2/15/29                          1,900,000   2,491
Occidental Petroleum, 10.125%, 9/15/09                        3,230,000   4,164
                                                                         ------
   Total                                                                  6,655
                                                                         ------

Data Processing and Preparation (0.2%)
Fiserv, Inc., 4.00%, 4/15/08                                  1,300,000   1,294
GTECH Holdings Corp., 4.75%, 10/15/10 144A                    3,925,000   3,967
                                                                         ------
   Total                                                                  5,261
                                                                         ------

Electrical Equipment and Supplies (0.2%)
Cooper Industries, Inc., 5.50%, 11/1/09                       5,100,000   5,485
                                                                         ------
   Total                                                                  5,485
                                                                         ------

Fire, Marine and Casualty Insurance (1.1%)
Berkley (WR) Corp., 5.875%, 2/15/13                           4,100,000   4,187
Berkley (WR) Corp., 9.875%, 5/15/08                           4,310,000   5,254
Progressive Corp., 6.25%, 12/1/32                            11,905,000  12,428
Progressive Corp., 6.375%, 1/15/12                            4,540,000   5,005
Travelers Property Casualty Corp., 6.375%, 3/15/33            5,000,000   5,214
                                                                         ------
   Total                                                                 32,088
                                                                         ------

Measuring and Controlling Devices (0.1%)
Rockwell Automation, Inc., 6.70%, 1/15/28                     3,440,000   3,768
                                                                         ------
   Total                                                                  3,768
                                                                         ------

Motors and Generators (0.1%)
Emerson Electric Co., 4.50%, 5/1/13                             970,000     947
Emerson Electric Co., 5.75%, 11/1/11                          1,918,000   2,066
                                                                         ------
   Total                                                                  3,013
                                                                         ------

Office Machines (0.2%)
Pitney Bowes Credit Corp., 5.75%, 8/15/08                     5,000,000   5,463
                                                                         ------
   Total                                                                  5,463
                                                                         ------


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Corporate Bonds (9.7%)                                         $ Par    $ (000's)
---------------------------------------------------------------------------------

Oil and Gas Extraction (0.2%)
Chevrontexaco Corp., 6.625%, 10/1/04                          4,750,000    4,934
                                                                         -------
   Total                                                                   4,934
                                                                         -------

Pharmaceutical Preparations (1.2%)
Johnson & Johnson, Inc., 3.80%, 5/15/13                       4,400,000    4,154
Johnson & Johnson, Inc., 4.95%, 5/15/33                       5,000,000    4,547
Johnson & Johnson, Inc., 6.625%, 9/1/09                       2,800,000    3,231
Merck & Co., Inc., 6.40%, 3/1/28                              5,135,000    5,643
Merck & Co., Inc., 5.95%, 12/1/28                             3,774,000    3,910
Pfizer, Inc., 5.625%, 2/1/06                                  7,175,000    7,678
Pfizer, Inc., 5.625%, 4/15/09                                 4,125,000    4,483
                                                                         -------
   Total                                                                  33,646
                                                                         -------

Property & Casualty Insurance (0.4%)
Berkshire Hathaway, Inc., 4.625%, 10/15/13 144A              10,320,000   10,147
                                                                         -------
   Total                                                                  10,147
                                                                         -------

Radio, TV Electronic Stores (0.4%)
RadioShack Corp., 7. 375%, 5/15/11                            9,590,000   11,067
                                                                         -------
   Total                                                                  11,067
                                                                         -------

Real Estate Investment Trusts (0.1%)
Vornado Realty Trust, 4.75%, 12/1/10                          3,780,000    3,780
                                                                         -------
   Total                                                                   3,780
                                                                         -------

Retail -- Retail Stores (1.2%)
Estee Lauder, Inc., 5.75%, 10/15/33                           7,750,000    7,640
Fortune Brands, Inc., 4.875%, 12/1/13                         2,070,000    2,074
The Gillette Co., 2.50%, 6/1/08                               5,000,000    4,813
Limited Brands, Inc., 6.125%, 12/1/12                         1,590,000    1,704
Limited Brands, Inc., 6.95%, 3/1/33                           6,858,000    7,459
Office Depot, 6.25%, 8/15/13                                  5,036,000    5,288
VF Corp., 6.00%, 10/15/33 144A                                4,450,000    4,401
                                                                         -------
   Total                                                                  33,379
                                                                         -------

Savings Institutions Except Federal (0.1%)
U.S. Central Credit Union, 5/30/08, 2.75%                     3,950,000    3,815
                                                                         -------
   Total                                                                   3,815
                                                                         -------

Wines and Distilled Beverages (0.2%)
Brown Forman Corp., 3.00%, 3/15/08                            5,000,000    4,894
                                                                         -------
   Total                                                                   4,894
                                                                         -------

   Total Corporate Bonds (Cost: $282,801)                                279,483
                                                                         -------

                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies (24.3%)
Aid-Israel, 0.00%, 11/15/22                                  11,600,000   3,943
Aid-Israel, 0.00%, 11/15/23                                  11,500,000   3,685
Aid-Israel, 5.50%, 3/18/33                                   32,200,000  32,423
Federal Home Loan Bank, 5.54%, 1/8/09                         5,000,000   5,454
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11               2,622,047   2,781
Federal Home Loan Mortgage Corp., 7.00%, 3/15/07                360,538     363
Federal Home Loan Mortgage Corp., 7.50%, 10/1/27              1,604,938   1,728
Federal National Mortgage Association, 5.97%, 10/1/08         1,623,910   1,767
Federal National Mortgage Association, 6.24%, 2/1/06          4,560,253   4,813
Federal National Mortgage Association, 6.265%, 10/1/08        5,375,520   5,889
Federal National Mortgage Association, 6.315%, 3/1/06         4,820,537   5,102
Federal National Mortgage Association, 6.34%, 2/1/08          3,833,196   4,191
Federal National Mortgage Association, 6.43%, 6/1/08          6,764,926   7,436
Federal National Mortgage Association, 6.75%, 11/1/07           768,677     850
Federal National Mortgage Association, 6.75%, 4/25/18         4,383,898   4,692
Federal National Mortgage Association, 6.75%, 12/25/23        3,483,947   3,586
Federal National Mortgage Association, 6.895%, 5/1/06         5,668,969   6,085
Federal National Mortgage Association, 6.90%, 4/1/06          2,287,074   2,450
Federal National Mortgage Association, 7.00%, 4/1/26          1,943,680   2,064
Federal National Mortgage Association, 7.025%, 9/1/05         1,815,625   1,914
Federal National Mortgage Association, 7.25%, 5/1/04          1,481,259   1,485
Federal National Mortgage Association, 11.00%, 12/1/12           28,417      32
Federal National Mortgage Association, 11.00%, 9/1/17           132,015     150
Federal National Mortgage Association, 11.00%, 12/1/17           15,592      18
Federal National Mortgage Association, 11.00%, 2/1/18            60,405      69
Federal National Mortgage Association, 11.50%, 4/1/18            62,503      72
Federal National Mortgage Association, 12.00%, 9/1/12           204,743     234
Federal National Mortgage Association, 12.00%, 12/1/12           59,109      68
Federal National Mortgage Association, 12.00%, 9/1/17            48,848      57

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/    Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par   $ (000's)
--------------------------------------------------------------------------------

Federal Government and Agencies continued
Federal National Mortgage Association, 12.00%, 10/1/17          38,283      44
Federal National Mortgage Association, 12.00%, 12/1/17          30,171      35
Federal National Mortgage Association, 12.00%, 2/1/18           69,228      80
Federal National Mortgage Association, 12.50%, 4/1/18           26,226      31
Federal National Mortgage Association, 13.00%, 11/1/12          35,283      41
Federal National Mortgage Association, 13.00%, 11/1/17          27,498      33
Federal National Mortgage Association, 13.00%, 12/1/17          19,877      23
Federal National Mortgage Association, 13.00%, 2/1/18           86,509     102
Federal National Mortgage Association, 14.00%, 12/1/17          20,800      25
Government National Mortgage Association, 5.00%, 7/15/33     4,887,787   4,848
Government National Mortgage Association, 5.50%, 1/15/32       622,767     634
Government National Mortgage Association, 5.50%, 2/15/32     5,144,165   5,235
Government National Mortgage Association, 5.50%, 9/15/32       172,419     175
Government National Mortgage Association, 7.00%, 5/15/23     1,851,720   1,988
Government National Mortgage Association, 7.00%, 6/15/23       124,926     134
Government National Mortgage Association, 7.00%, 7/15/23       264,530     284
Government National Mortgage Association, 7.00%, 8/15/23         1,683       2
Government National Mortgage Association, 7.00%, 9/15/23        81,966      88
Government National Mortgage Association, 7.00%, 10/15/23       59,632      65
Government National Mortgage Association, 7.00%, 11/15/23      363,674     390
Government National Mortgage Association, 7.00%, 12/15/27      104,017     111
Government National Mortgage Association, 7.00%, 1/15/28        85,387      91
Government National Mortgage Association, 7.00%, 2/15/28        18,070      19
Government National Mortgage Association, 7.00%, 4/15/28       153,890     164
Government National Mortgage Association, 7.00%, 5/15/28       205,636     220
Government National Mortgage Association, 7.00%, 6/15/28       522,407     557
Government National Mortgage Association, 7.00%, 7/15/28       625,520     668
Government National Mortgage Association, 7.50%, 1/15/23       139,502     151

                                                             Shares/   Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)    $ Par  $ (000's)
------------------------------------------------------------------------------

Federal Government and Agencies continued
Government National Mortgage Association, 7.50%, 6/15/23      64,195     69
Government National Mortgage Association, 7.50%, 6/15/24       1,385      1
Government National Mortgage Association, 7.50%, 7/15/24      48,811     53
Government National Mortgage Association, 7.50%, 8/15/25       2,422      3
Government National Mortgage Association, 7.50%, 9/15/25      29,520     32
Government National Mortgage Association, 7.50%, 12/15/25     70,591     77
Government National Mortgage Association, 7.50%, 1/15/26       2,115      2
Government National Mortgage Association, 7.50%, 3/15/26      86,965     94
Government National Mortgage Association, 7.50%, 6/15/26      90,784     98
Government National Mortgage Association, 7.50%, 9/15/26       1,762      2
Government National Mortgage Association, 7.50%, 10/15/26     10,860     12
Government National Mortgage Association, 7.50%, 12/15/26    118,233    127
Government National Mortgage Association, 7.50%, 1/15/27       6,397      7
Government National Mortgage Association, 7.50%, 2/15/27      61,405     66
Government National Mortgage Association, 7.50%, 3/15/27       5,200      6
Government National Mortgage Association, 7.50%, 4/15/27     220,815    237
Government National Mortgage Association, 7.50%, 5/15/27      77,953     84
Government National Mortgage Association, 7.50%, 7/15/27      33,589     36
Government National Mortgage Association, 7.50%, 12/15/27      4,008      4
Government National Mortgage Association, 8.00%, 9/15/24      69,777     76
Government National Mortgage Association, 8.00%, 5/15/26      83,178     91
Government National Mortgage Association, 8.00%, 6/15/26      52,289     57
Government National Mortgage Association, 8.00%, 7/15/26     135,695    148
Government National Mortgage Association, 8.00%, 8/15/26      42,013     46
Government National Mortgage Association, 8.00%, 9/15/26      86,068     94
Government National Mortgage Association, 8.00%, 10/15/26    167,042    183
Government National Mortgage Association, 8.00%, 11/15/26     23,405     26
Government National Mortgage Association, 8.00%, 12/15/26     44,536     49


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies continued
Government National Mortgage Association, 8.00%, 4/15/27        155,733     170
Government National Mortgage Association, 8.00%, 6/15/27         35,312      38
Government National Mortgage Association, 8.00%, 7/15/27         35,995      39
Government National Mortgage Association, 8.00%, 7/20/28        327,255     354
Government National Mortgage Association, 8.50%, 5/15/22            691       1
Government National Mortgage Association, 8.50%, 9/15/22          1,277       1
Government National Mortgage Association, 8.50%, 10/15/22         8,574       9
Government National Mortgage Association, 8.50%, 12/15/22         4,410       5
Government National Mortgage Association, 8.50%, 6/15/24            677       1
Government National Mortgage Association, 8.50%, 7/15/24          8,171       9
Government National Mortgage Association, 8.50%, 12/15/24         1,201       1
Government National Mortgage Association, 8.50%, 1/15/25         19,573      21
Government National Mortgage Association, 8.50%, 2/15/25          4,308       4
Government National Mortgage Association, 8.50%, 11/15/25         1,856       2
Government National Mortgage Association, 8.50%, 1/15/26         11,337      12
Government National Mortgage Association, 8.50%, 2/15/26          1,891       2
Government National Mortgage Association, 8.50%, 3/15/26          5,072       6
Government National Mortgage Association, 8.50%, 4/15/26         24,724      27
Government National Mortgage Association, 8.50%, 5/15/26            864       1
Government National Mortgage Association, 11.00%, 1/15/18     1,892,386   2,139
Government National Mortgage Association, TBA, 4.50%, 1/1/34 58,360,909  55,789
Government National Mortgage Association, TBA, 5.00%, 1/1/34 25,900,000  25,633
Housing & Urban Development, 6.17%, 8/1/14                   14,981,000  16,566
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26  1,452,226   1,454
State of Israel, 7.25%, 12/15/28                              5,200,000   5,622
US Treasury, 1.125%, 6/30/05                                  2,270,000   2,258
US Treasury, 1.625%, 1/31/05                                    825,000     828
US Treasury, 1.625%, 3/31/05                                  3,570,000   3,582
US Treasury, 1.625%, 4/30/05                                    325,000     326
US Treasury, 1.625%, 9/30/05                                  3,195,000   3,194
US Treasury, 1.75%, 12/31/04                                  3,385,000   3,402
US Treasury, 1.875%, 11/30/05                                 3,100,000   3,106

                                                               Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)      $ Par    $ (000's)
----------------------------------------------------------------------------------

Federal Government and Agencies continued
US Treasury, 2.00%, 5/15/06                                    3,190,000    3,191
US Treasury, 2.125%, 10/31/04                                  1,025,000    1,033
US Treasury, 2.375%, 8/15/06                                   4,840,000    4,866
US Treasury, 3.00%, 1/31/04                                   29,795,000   29,842
US Treasury, 3.25%, 5/31/04                                   50,000,000   50,459
US Treasury, 3.375%, 11/15/08                                  3,285,000    3,311
US Treasury, 3.50%, 11/15/06                                   3,420,000    3,535
US Treasury, 3.625%, 3/31/04                                  58,520,000   58,899
US Treasury, 3.625%, 5/15/13                                   4,653,000    4,473
US Treasury, 4.00%, 11/15/12                                  15,245,000   15,099
US Treasury, 4.25%, 8/15/13                                    9,103,000    9,114
US Treasury, 5.25%, 5/15/04                                   24,445,000   24,826
US Treasury, 5.875%, 11/15/05                                  7,900,000    8,501
US Treasury, 6.50%, 2/15/10                                    3,885,000    4,514
US Treasury Inflation Index Bond, 3.375%, 1/15/07            105,833,060  114,647
US Treasury Inflation Index Bond, 3.625%, 1/15/08             26,705,131   29,534
US Treasury Inflation Index Bond, 4.25%, 1/15/10              52,781,760   61,363
US Treasury Stripped, 0.00%, 8/15/27                          89,300,000   24,304
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%,
 3/15/29                                                       4,500,000    4,783
                                                                          -------

   Total Government (Domestic and Foreign) and Agency Bonds (Cost:
     $688,070)                                                            702,315
                                                                          -------

Mortgage-Backed and Asset Backed Securities (4.5%)
----------------------------------------------------------------------------------

Autos (0.0%)
Fleetwood Credit Corp. Grantor Trust, Series 1997-B, Class
 A, 6.40%, 5/15/13                                               385,597      388
                                                                          -------
   Total                                                                      388
                                                                          -------

Boat Dealers (0.0%)
Nationscredit Grantor Trust, Series 1997-2, Class A1,
 6.35%, 4/15/14                                                  284,016      294
                                                                          -------
   Total                                                                      294
                                                                          -------

Commercial Mortgages (2.8%)
Asset Securitization Corp., Series 1997-D5, Class PS1,
 1.62%, 2/14/43 IO                                            20,224,287    1,110
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class A2, 6.60%, 11/19/07                                     8,500,000    9,340
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class B, 6.60%, 11/19/07                                      2,500,000    2,775
Commercial Mortgage Acceptance Corp., Series 1997-ML1,
 Class B, 6.64%, 12/15/30                                      2,500,000    2,726
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class A2, 7.26%, 6/20/29 144A                 2,792,215    3,076

Balanced Portfolio

 Balanced Portfolio


                                                               Shares/     Value
Mortgage-Backed and Asset Backed Securities (4.5%)              $ Par    $ (000's)
----------------------------------------------------------------------------------

Commercial Mortgages continued
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class B, 7.28%, 6/20/29 144A                  3,250,000   3,642
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 A1, 7.00%, 11/2/06 144A                                       6,500,000   6,670
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 B, 7.00%, 11/2/11 144A                                        5,700,000   5,591
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S,
 0.70%, 1/15/18 IO                                           232,511,326   7,103
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S,
 0.35%, 10/15/30 IO 144A                                      15,318,082     287
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC,
 1.35%, 1/25/29 IO 144A                                       18,853,803     729
Mortgage Capital Funding, Inc., Series 1997-MC1, Class A3,
 7.29%, 2/20/27                                               17,395,305  18,494
Nomura Asset Securities Corp., Series 1998-D6, Class A2,
 6.99%, 3/15/30                                               15,000,000  17,434
RMF Commercial Mortgage Pass-Through, Series 1997-1,
 Class F, 7.47%, 1/15/19 144A                                  1,800,000     961
                                                                          ------
   Total                                                                  79,938
                                                                          ------

Credit Card Asset Backed (0.6%)
Citibank Credit Card Master Trust I, Series 1997-6, Class
 A, 0.00%, 8/15/06                                            17,000,000  16,878
(d)Heilig-Meyers Master Trust, Series 1998-1A, Class A,
   6.125%, 1/20/07 144A                                        2,756,669       2
                                                                          ------
   Total                                                                  16,880
                                                                          ------

Finance Services (0.6%)
Morgan Stanley Capital, Series 1998-WF2, Class A2,
 6.54%, 5/15/08                                               15,000,000  16,723
                                                                          ------
   Total                                                                  16,723
                                                                          ------

Franchise Loan Receivables (0.0%)
Enterprise Mortgage Acceptance Co., Series 1998-1, Class
 IO, 1.37%, 1/15/23 IO 144A                                   30,253,423     938
                                                                          ------
   Total                                                                     938
                                                                          ------

Home Equity Loans (0.0%)
Vanderbilt Mortgage Finance, Inc., Series 1997-B, Class
 1A4, 7.19%, 2/7/14                                              476,514     480
                                                                          ------
   Total                                                                     480
                                                                          ------

                                                              Shares/     Value
Mortgage-Backed and Asset Backed Securities (4.5%)             $ Par    $ (000's)
---------------------------------------------------------------------------------

Residential Mortgages (0.0%)
Blackrock Capital Finance L.P., Series 1997-R1, Class B3,
 7.75%, 3/25/37 144A                                          2,842,176      256
Blackrock Capital Finance L.P., Series 1997-R3, Class B3,
 7.25%, 11/25/28 144A                                         3,897,246      234
                                                                         -------
   Total                                                                     490
                                                                         -------

Retail -- Retail Stores (0.5%)
LB Mortgage Trust, Series 1991-2, Class A3, 8.39%, 1/20/17   11,280,659   13,079
                                                                         -------
   Total                                                                  13,079
                                                                         -------

   Total Mortgage-Backed and Asset Backed Securities
     (Cost: $130,604)                                                    129,210
                                                                         -------

Common Stock (44.9%)
---------------------------------------------------------------------------------

Consumer Discretionary (5.1%)
*American Greetings Corp. -- Class A                              8,300      182
*AutoNation, Inc.                                                34,700      637
*Auto Zone, Inc.                                                 11,275      961
*Bed Bath & Beyond, Inc.                                         37,300    1,617
Best Buy Co., Inc.                                               40,700    2,126
*Big Lots, Inc.                                                  14,700      209
The Black & Decker Corp.                                          9,800      483
Boise Cascade Corp.                                              10,800      355
Brunswick Corp.                                                  11,400      363
Carnival Corp Comm Paired Stk                                    79,473    3,157
Centex Corp.                                                      7,800      840
Circuit City Stores, Inc.                                        26,400      267
Clear Channel Communications, Inc.                               77,650    3,636
*Comcast Corp. -- Class A                                       284,137    9,339
Cooper Tire & Rubber Co.                                          9,300      199
Dana Corp.                                                       18,715      343
Darden Restaurants, Inc.                                         20,749      437
Delphi Automotive Systems Corp.                                  70,769      723
Dillard's, Inc. -- Class A                                       10,536      173
Dollar General Corp.                                             42,065      883
Dow Jones & Co., Inc.                                            10,280      512
Eastman Kodak Co.                                                36,217      930
*eBay, Inc.                                                      81,100    5,238
Family Dollar Stores, Inc.                                       21,700      779
Federated Department Stores, Inc.                                23,412    1,103
Ford Motor Co.                                                  231,307    3,701
Fortune Brands, Inc.                                             18,333    1,311
Gannett Co., Inc.                                                34,050    3,036
The Gap, Inc.                                                   112,825    2,619
General Motors Corp.                                             70,825    3,782
Genuine Parts Co.                                                21,975      730
*The Goodyear Tire & Rubber Co.                                  22,100      174
Harley-Davidson, Inc.                                            38,175    1,814
Harrah's Entertainment, Inc.                                     13,850      689
Hasbro, Inc.                                                     21,975      468
Hilton Hotels Corp.                                              47,650      816
The Home Depot, Inc.                                            290,197   10,298
International Game Technology                                    43,600    1,557


                                                             Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary continued
*The Interpublic Group of Companies, Inc.                     49,400      771
J. C. Penney Co., Inc.                                        34,325      902
Johnson Controls, Inc.                                        11,300    1,312
Jones Apparel Group, Inc.                                     16,000      564
KB Home                                                        5,900      428
Knight-Ridder, Inc.                                           10,150      785
*Kohl's Corp.                                                 42,833    1,925
Leggett & Platt Inc.                                          24,267      525
The Limited, Inc.                                             65,813    1,187
Liz Claiborne, Inc.                                           13,700      486
Lowe's Companies, Inc.                                        98,950    5,481
Marriott International, Inc. -- Class A                       29,400    1,358
Mattel, Inc.                                                  55,460    1,069
The May Department Stores Co.                                 36,400    1,058
Maytag Corp.                                                   9,867      275
McDonald's Corp.                                             160,671    3,989
The McGraw-Hill Companies, Inc.                               24,140    1,688
Meredith Corp.                                                 6,300      308
The New York Times Co. -- Class A                             18,892      903
Newell Rubbermaid, Inc.                                       34,611      788
NIKE, Inc. -- Class B                                         33,300    2,280
Nordstrom, Inc.                                               17,133      588
*Office Depot, Inc.                                           39,143      654
Omnicom Group, Inc.                                           24,000    2,096
Pulte Corp.                                                    7,800      730
Radio Shack Corp.                                             20,867      640
Reebok International, Ltd.                                     7,500      295
Sears, Roebuck & Co.                                          32,050    1,458
The Sherwin-Williams Co.                                      18,460      641
Snap-on, Inc.                                                  7,317      236
The Stanley Works                                             10,750      407
*Staples, Inc.                                                61,850    1,689
*Starbucks Corp.                                              49,350    1,632
Starwood Hotels & Resorts Worldwide, Inc.                     25,400      914
Target Corp.                                                 114,943    4,414
Tiffany & Co.                                                 18,333      829
*Time Warner, Inc.                                           569,700   10,248
The TJX Companies, Inc.                                       64,500    1,422
*Toys "R" Us, Inc.                                            26,950      341
Tribune Co.                                                   39,631    2,045
Tupperware Corp.                                               7,400      128
*Univision Communications, Inc. -- Class A                    40,700    1,615
V. F. Corp.                                                   13,543      586
Viacom, Inc. -- Class B                                      221,561    9,832
Visteon Corp.                                                 16,512      172
The Walt Disney Co.                                          258,033    6,019
Wendy's International, Inc.                                   14,350      563
Whirlpool Corp.                                                8,650      628
*Yum! Brands, Inc.                                            37,080    1,276
                                                                      -------
   Total                                                              146,667
                                                                      -------

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Staples (5.0%)
Adolph Coors Co. -- Class B                                    4,600      258
Alberto-Culver Co. -- Class B                                  7,400      467
Albertson's, Inc.                                             46,295    1,049
Altria Group, Inc.                                           256,204   13,943
Anheuser-Busch Companies, Inc.                               104,419    5,501
Archer-Daniels-Midland Co.                                    81,375    1,239
Avon Products, Inc.                                           29,775    2,010
Brown-Forman Corp. -- Class B                                  7,684      718
Campbell Soup Co.                                             51,854    1,390
The Clorox Co.                                                27,350    1,328
The Coca-Cola Co.                                            310,300   15,747
Coca-Cola Enterprises, Inc.                                   57,100    1,249
Colgate-Palmolive Co.                                         67,954    3,401
ConAgra Foods, Inc.                                           67,833    1,790
*Costco Wholesale Corp.                                       57,752    2,147
CVS Corp.                                                     49,833    1,800
General Mills, Inc.                                           47,033    2,131
The Gillette Co.                                             128,765    4,730
H.J. Heinz Co.                                                44,383    1,617
Hershey Foods Corp.                                           16,450    1,266
Kellogg Co.                                                   51,543    1,963
Kimberly-Clark Corp.                                          63,997    3,782
*The Kroger Co.                                               94,873    1,756
McCormick & Co., Inc.                                         17,600      530
The Pepsi Bottling Group, Inc.                                33,800      817
PepsiCo, Inc.                                                217,900   10,158
The Procter & Gamble Co.                                     163,673   16,347
R.J. Reynolds Tobacco Holdings, Inc.                          10,600      616
*Safeway, Inc.                                                55,700    1,220
Sara Lee Corp.                                                98,084    2,129
SUPERVALU, Inc.                                               16,950      485
SYSCO Corp.                                                   82,050    3,055
UST, Inc.                                                     21,033      751
Wal-Mart Stores, Inc.                                        551,633   29,263
Walgreen Co.                                                 129,354    4,706
Winn-Dixie Stores, Inc.                                       17,750      177
Wm. Wrigley Jr. Co.                                           28,433    1,598
                                                                      -------
   Total                                                              143,134
                                                                      -------

Energy (2.6%)
Amerada Hess Corp.                                            11,400      606
Anadarko Petroleum Corp.                                      31,477    1,606
Apache Corp.                                                  20,465    1,660
Ashland, Inc.                                                  8,600      379
Baker Hughes, Inc.                                            42,240    1,358
*BJ Services Co.                                              20,000      718
Burlington Resources, Inc.                                    25,386    1,406
ChevronTexaco Corp.                                          134,884   11,652
ConocoPhillips                                                85,803    5,626
Devon Energy Corp.                                            29,300    1,678
EOG Resources, Inc.                                           14,540      671
Exxon Mobil Corp.                                            837,871   34,352
Halliburton Co.                                               55,285    1,437
Kerr-McGee Corp.                                              12,757      593
Marathon Oil Corp.                                            39,191    1,297
*Nabors Industries, Ltd.                                      18,450      766
*Noble Corp.                                                  16,850      603

Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Energy continued
Occidental Petroleum Corp.                                    48,280   2,039
*Rowan Companies, Inc.                                        11,850     275
Schlumberger, Ltd.                                            73,533   4,024
Sunoco, Inc.                                                   9,750     499
*Transocean Sedco Forex, Inc.                                 40,354     969
Unocal Corp.                                                  32,633   1,202
                                                                      ------
   Total                                                              75,416
                                                                      ------

Financials (9.2%)
ACE, Ltd.                                                     35,100   1,454
AFLAC, Inc.                                                   64,850   2,346
The Allstate Corp.                                            88,869   3,823
Ambac Financial Group, Inc.                                   13,500     937
American Express Co.                                         162,500   7,837
American International Group, Inc.                           329,390  21,833
AmSouth Bancorporation                                        44,245   1,084
Aon Corp.                                                     39,475     945
Apartment Investment and Management Co. -- Class A            11,900     411
Bank of America Corp.                                        188,720  15,179
The Bank of New York Co., Inc.                                97,220   3,220
Bank One Corp.                                               142,745   6,508
BB&T Corp.                                                    68,200   2,635
The Bear Stearns Companies, Inc.                              12,545   1,003
Capital One Financial Corp.                                   28,700   1,759
The Charles Schwab Corp.                                     170,986   2,024
Charter One Financial, Inc.                                   28,471     984
The Chubb Corp.                                               23,650   1,611
Cincinnati Financial Corp.                                    20,280     849
Citigroup, Inc.                                              650,274  31,565
Comerica, Inc.                                                22,100   1,239
Countrywide Credit Industries, Inc.                           22,933   1,739
Equity Office Properties Trust                                50,400   1,444
Equity Residential Properties Trust                           34,600   1,021
Fannie Mae                                                   122,929   9,227
Federated Investors, Inc. -- Class B                          13,700     402
Fifth Third Bancorp                                           71,943   4,252
First Tennessee National Corp.                                15,900     701
FleetBoston Financial Corp.                                  132,828   5,798
Franklin Resources, Inc.                                      31,650   1,648
Freddie Mac                                                   87,814   5,121
Golden West Financial Corp.                                   19,250   1,986
The Goldman Sachs Group, Inc.                                 59,800   5,904
The Hartford Financial Services Group, Inc.                   35,650   2,104
Huntington Bancshares, Inc.                                   28,900     650
J.P. Morgan Chase & Co.                                      257,162   9,446
Janus Capital Group, Inc.                                     30,171     495
Jefferson-Pilot Corp.                                         17,853     904
John Hancock Financial Services, Inc.                         36,500   1,369
Key Corp                                                      53,125   1,558
Lehman Brothers Holdings, Inc.                                34,756   2,684
Lincoln National Corp.                                        22,460     907
Loews Corp.                                                   23,433   1,159
Marsh & McLennan Companies, Inc.                              67,280   3,222
Marshall & Ilsley Corp.                                       28,700   1,098
MBIA, Inc.                                                    18,250   1,081
MBNA Corp.                                                   161,295   4,008

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Financials continued
Mellon Financial Corp.                                        54,409    1,747
Merrill Lynch & Co., Inc.                                    118,000    6,921
MetLife, Inc.                                                 96,015    3,233
MGIC Investment Corp.                                         12,400      706
Moody's Corp.                                                 18,800    1,138
Morgan Stanley                                               137,331    7,947
National City Corp.                                           77,579    2,633
North Fork Bancorporation, Inc.                               19,200      777
Northern Trust Corp.                                          27,850    1,293
Plum Creek Timber Co., Inc.                                   23,100      703
The PNC Financial Services Group, Inc.                        35,400    1,937
Principal Financial Group, Inc.                               40,900    1,353
The Progressive Corp.                                         27,400    2,290
Prologis                                                      22,600      725
*Providian Financial Corp.                                    36,643      427
Prudential Financial, Inc.                                    68,900    2,878
Regions Financial Corp.                                       28,090    1,045
SAFECO Corp.                                                  17,450      679
Simon Property Group, Inc.                                    24,300    1,126
SLM Corp.                                                     56,958    2,146
SouthTrust Corp.                                              42,633    1,395
The St. Paul Companies, Inc.                                  28,720    1,139
State Street Corp.                                            42,000    2,187
SunTrust Banks, Inc.                                          35,567    2,543
Synovus Financial Corp.                                       38,050    1,100
T. Rowe Price Group, Inc.                                     15,600      740
Torchmark Corp.                                               14,450      658
Travelers Property Casualty Corp. -- Class B                 127,130    2,157
U.S. Bancorp                                                 243,209    7,243
Union Planters Corp.                                          24,712      778
UnumProvident Corp.                                           37,406      590
Wachovia Corp.                                               168,157    7,834
Washington Mutual, Inc.                                      116,538    4,676
Wells Fargo & Co.                                            212,085   12,490
XL Capital, Ltd. -- Class A                                   17,200    1,334
Zions Bancorporation                                          11,300      693
                                                                      -------
   Total                                                              268,435
                                                                      -------

Health Care (6.0%)
Abbott Laboratories                                          197,225    9,191
Aetna, Inc.                                                   19,379    1,310
Allergan, Inc.                                                16,533    1,270
AmerisourceBergen Corp.                                       14,100      792
*Amgen, Inc.                                                 162,923   10,069
*Anthem, Inc.                                                 17,500    1,313
Applera Corp. -- Applied Biosystems Group                     26,367      546
Bausch & Lomb, Inc.                                            6,700      348
Baxter International, Inc.                                    76,900    2,347
Becton, Dickinson and Co.                                     32,050    1,319
*Biogen IDEC, Inc.                                            41,320    1,520
Biomet, Inc.                                                  32,355    1,178
*Boston Scientific Corp.                                     103,980    3,822
Bristol-Myers Squibb Co.                                     244,744    7,000
C. R. Bard, Inc.                                               6,550      532
Cardinal Health, Inc.                                         56,350    3,446
*Chiron Corp.                                                 23,578    1,344


 Balanced Portfolio



                                                             Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Health Care continued
CIGNA Corp.                                                   17,671    1,016
Eli Lilly and Co.                                            141,766    9,970
*Express Scripts, Inc.                                         9,900      658
*Forest Laboratories, Inc.                                    46,034    2,845
*Genzyme Corp.                                                28,000    1,382
Guidant Corp.                                                 38,812    2,336
HCA, Inc.                                                     63,015    2,707
Health Management Associates, Inc. -- Class A                 30,300      727
*Humana, Inc.                                                 20,400      466
IMS Health, Inc.                                              30,233      752
Johnson & Johnson                                            374,723   19,357
*King Pharmaceuticals, Inc.                                   30,466      465
Manor Care, Inc.                                              11,200      387
McKesson HBOC, Inc.                                           36,693    1,180
*Medco Health Solutions, Inc.                                 34,162    1,161
*MedImmune, Inc.                                              31,500      800
Medtronic, Inc.                                              153,600    7,466
Merck & Co., Inc.                                            282,700   13,060
*Millipore Corp.                                               6,100      263
Pfizer, Inc.                                                 982,959   34,727
*Quest Diagnostics Inc.                                       13,300      972
Schering-Plough Corp.                                        185,450    3,225
*St. Jude Medical, Inc.                                       21,700    1,331
Stryker Corp.                                                 25,150    2,138
*Tenet Healthcare Corp.                                       58,550      940
UnitedHealth Group, Inc.                                      75,228    4,377
*Watson Pharmaceuticals, Inc.                                 13,600      626
*Wellpoint Health Networks, Inc. -- Class A                   18,500    1,794
Wyeth                                                        168,071    7,135
*Zimmer Holdings, Inc.                                        28,673    2,019
                                                                      -------
   Total                                                              173,629
                                                                      -------

Industrials (4.9%)
3M Co.                                                        98,824    8,403
*Allied Waste Industries, Inc.                                26,450      367
American Power Conversion Corp.                               24,950      610
*American Standard Companies, Inc.                             9,100      916
*Apollo Group, Inc. -- Class A                                22,200    1,510
Avery Dennison Corp.                                          13,950      781
The Boeing Co.                                               106,218    4,476
Burlington Northern Santa Fe Corp.                            47,008    1,521
Caterpillar, Inc.                                             43,612    3,621
*Cendant Corp.                                               127,973    2,850
Cintas Corp.                                                  21,567    1,081
Cooper Industries, Ltd. -- Class A                            11,600      672
Crane Co.                                                      7,525      231
CSX Corp.                                                     27,050      972
Cummins, Inc.                                                  5,200      254
Danaher Corp.                                                 19,300    1,771
Deere & Co.                                                   30,240    1,967
Delta Air Lines, Inc.                                         15,533      183
Deluxe Corp.                                                   6,712      277
Dover Corp.                                                   25,533    1,015
Eaton Corp.                                                    9,500    1,026
Emerson Electric Co.                                          53,125    3,440
Equifax, Inc.                                                 17,700      434

                                                              Shares/    Value
Common Stock (44.9%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Industrials continued
FedEx Corp.                                                     37,640    2,541
Fluor Corp.                                                     10,300      408
General Dynamics Corp.                                          24,900    2,251
General Electric Co.                                         1,264,898   39,187
Goodrich Corp.                                                  14,800      439
H&R Block, Inc.                                                 22,650    1,254
Honeywell International, Inc.                                  108,550    3,629
Illinois Tool Works, Inc.                                       38,900    3,264
Ingersoll-Rand Co. -- Class A                                   21,670    1,471
ITT Industries, Inc.                                            11,700      868
Lockheed Martin Corp.                                           56,922    2,926
Masco Corp.                                                     59,300    1,625
*Monster Worldwide, Inc.                                        14,133      310
*Navistar International Corp.                                    8,620      413
Norfolk Southern Corp.                                          49,243    1,165
Northrop Grumman Corp.                                          23,131    2,211
PACCAR, Inc.                                                    14,685    1,250
Pall Corp.                                                      15,716      422
Parker-Hannifin Corp.                                           14,900      887
Pitney Bowes, Inc.                                              29,527    1,199
*Power-One, Inc.                                                10,500      114
R. R. Donnelley & Sons Co.                                      14,333      432
Raytheon Co.                                                    52,300    1,571
*Robert Half International, Inc.                                21,560      503
Rockwell Automation, Inc.                                       23,350      831
Rockwell Collins, Inc.                                          22,650      680
Ryder System, Inc.                                               8,000      273
Southwest Airlines Co.                                          98,795    1,595
Textron, Inc.                                                   17,150      979
*Thomas & Betts Corp.                                            7,400      169
Tyco International, Ltd.                                       252,183    6,683
Union Pacific Corp.                                             32,140    2,233
United Parcel Service, Inc. -- Class B                         142,100   10,594
United Technologies Corp.                                       59,233    5,614
W.W. Grainger, Inc.                                             11,500      545
Waste Management, Inc.                                          74,797    2,214
                                                                        -------
   Total                                                                141,128
                                                                        -------

Information Technology (7.9%)
*ADC Telecommunications, Inc.                                  101,550      302
Adobe Systems, Inc.                                             29,475    1,158
*Advanced Micro Devices, Inc.                                   43,800      653
*Agilent Technologies, Inc.                                     59,488    1,739
*Altera Corp.                                                   48,265    1,096
Analog Devices, Inc.                                            46,143    2,106
*Andrew Corp.                                                   19,362      223
*Apple Computer, Inc.                                           45,800      979
*Applied Materials, Inc.                                       209,200    4,697
*Applied Micro Circuits Corp.                                   38,500      230
Autodesk, Inc.                                                  14,066      346
Automatic Data Processing, Inc.                                 75,500    2,991
*Avaya, Inc.                                                    52,612      681
*BMC Software, Inc.                                             28,740      536
*Broadcom Corp. -- Class A                                      37,400    1,275
*CIENA Corp.                                                    59,500      395
*Cisco Systems, Inc.                                           886,067   21,523
*Citrix Systems, Inc.                                           20,780      441

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/    Value
Common Stock (44.9%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Information Technology continued
Computer Associates International, Inc.                         73,132   1,999
*Computer Sciences Corp.                                        23,650   1,046
*Compuware Corp.                                                48,343     292
*Comverse Technology, Inc.                                      23,800     419
*Concord EFS, Inc.                                              61,500     913
*Convergys Corp.                                                18,050     315
*Corning, Inc.                                                 168,100   1,753
*Dell, Inc.                                                    324,267  11,012
*Electronic Arts, Inc.                                          37,200   1,777
Electronic Data Systems Corp.                                   60,600   1,487
*EMC Corp.                                                     276,986   3,579
First Data Corp.                                                93,422   3,839
*Fiserv, Inc.                                                   24,425     965
*Gateway, Inc.                                                  40,950     188
Hewlett-Packard Co.                                            385,467   8,854
Intel Corp.                                                    821,843  26,464
International Business Machines Corp.                          218,410  20,242
*Intuit, Inc.                                                   25,900   1,370
*Jabil Circuit, Inc.                                            25,133     711
*JDS Uniphase Corp.                                            180,600     659
*KLA-Tencor Corp.                                               24,000   1,408
*Lexmark International Group, Inc. -- Class A                   16,200   1,274
Linear Technology Corp.                                         39,550   1,664
*LSI Logic Corp.                                                47,800     424
*Lucent Technologies, Inc.                                     525,262   1,492
Maxim Integrated Products, Inc.                                 41,000   2,042
*Mercury Interactive Corp.                                      10,900     530
*Micron Technology, Inc.                                        76,950   1,037
Microsoft Corp.                                              1,365,300  37,601
Molex, Inc.                                                     24,175     843
Motorola, Inc.                                                 293,819   4,134
*National Semiconductor Corp.                                   23,243     916
*NCR Corp.                                                      12,000     466
*Network Appliance, Inc.                                        43,200     887
*Novell, Inc.                                                   46,900     493
*Novellus Systems, Inc.                                         19,100     803
*NVIDIA Corp.                                                   20,100     467
*Oracle Corp.                                                  660,750   8,722
*Parametric Technology Corp.                                    33,620     132
Paychex, Inc.                                                   47,540   1,768
*PeopleSoft, Inc.                                               46,000   1,049
PerkinElmer, Inc.                                               16,000     273
*PMC-Sierra, Inc.                                               21,500     433
*QLogic Corp.                                                   11,850     611
QUALCOMM, Inc.                                                 100,233   5,406
Sabre Holdings Corp. -- Class A                                 18,109     391
*Sanmina-SCI Corp.                                              64,400     812
Scientific-Atlanta, Inc.                                        18,800     513
*Siebel Systems, Inc.                                           62,400     865
*Solectron Corp.                                               104,800     619
*Sun Microsystems, Inc.                                        407,754   1,831
*SunGard Data Systems, Inc.                                     36,000     998
*Symantec Corp.                                                 38,300   1,327
Symbol Technologies, Inc.                                       29,150     492
Tektronix, Inc.                                                 10,740     339

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Information Technology continued
*Tellabs, Inc.                                                52,108      439
*Teradyne, Inc.                                               23,850      607
Texas Instruments, Inc.                                      218,575    6,422
*Thermo Electron Corp.                                        20,500      517
*Unisys Corp.                                                 41,550      617
*VERITAS Software Corp.                                       53,701    1,996
*Waters Corp.                                                 15,500      514
*Xerox Corp.                                                  99,800    1,377
*Xilinx, Inc.                                                 43,000    1,666
*Yahoo!, Inc.                                                 82,000    3,704
                                                                      -------
   Total                                                              230,176
                                                                      -------

Materials (1.4%)
Air Products and Chemicals, Inc.                              28,733    1,518
Alcoa, Inc.                                                  106,843    4,060
Allegheny Technologies, Inc.                                  10,231      135
Ball Corp.                                                     7,134      425
Bemis Co., Inc.                                                6,750      338
The Dow Chemical Co.                                         115,924    4,819
E. I. du Pont de Nemours and Co.                             125,745    5,770
Eastman Chemical Co.                                           9,775      386
Ecolab, Inc.                                                  32,800      898
Engelhard Corp.                                               15,800      473
Freeport-McMoRan Copper & Gold, Inc. -- Class B               21,219      894
Georgia-Pacific Corp.                                         32,058      983
Great Lakes Chemical Corp.                                     6,400      174
*Hercules, Inc.                                               14,000      171
International Flavors & Fragrances, Inc.                      11,875      415
International Paper Co.                                       60,524    2,609
*Louisiana-Pacific Corp.                                      13,200      236
MeadWestvaco Corp.                                            25,314      753
Monsanto Co.                                                  33,078      952
Newmont Mining Corp.                                          54,530    2,651
Nucor Corp.                                                    9,867      553
*Pactiv Corp.                                                 19,900      476
*Phelps Dodge Corp.                                           11,210      853
PPG Industries, Inc.                                          21,433    1,372
Praxair, Inc.                                                 41,100    1,570
Rohm and Haas Co.                                             28,034    1,197
*Sealed Air Corp.                                             10,736      581
Sigma-Aldrich Corp.                                            8,900      509
Temple-Inland, Inc.                                            6,800      426
United States Steel Corp.                                     13,050      457
Vulcan Materials Co.                                          12,800      609
Weyerhaeuser Co.                                              27,720    1,774
Worthington Industries, Inc.                                  10,850      196
                                                                      -------
   Total                                                               39,233
                                                                      -------

Telecommunication Services (1.5%)
ALLTEL Corp.                                                  39,343    1,833
AT&T Corp.                                                    99,474    2,019
*AT&T Wireless Services, Inc.                                342,516    2,737
BellSouth Corp.                                              233,235    6,600
CenturyTel, Inc.                                              18,200      594
*Citizens Communications Co.                                  35,900      446
*Nextel Communications, Inc. -- Class A                      138,833    3,896


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Common Stock (44.9%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------

Telecommunication Services continued
*Qwest Communications International, Inc.                       214,020       925
SBC Communications, Inc.                                        419,633    10,939
Sprint Corp.                                                    113,991     1,872
*Sprint Corp. (PCS Group)                                       130,640       734
Verizon Communications, Inc.                                    347,938    12,205
                                                                        ---------
   Total                                                                   44,800
                                                                        ---------

Utilities (1.3%)
*The AES Corp.                                                   78,275       739
*Allegheny Energy, Inc.                                          15,900       203
Ameren Corp.                                                     20,433       940
American Electric Power Co., Inc.                                49,820     1,520
*Calpine Corp.                                                   52,140       251
CenterPoint Energy, Inc.                                         38,626       374
Cinergy Corp.                                                    22,438       871
*CMS Energy Corp.                                                20,300       173
Consolidated Edison, Inc.                                        28,425     1,223
Constellation Energy Group, Inc.                                 21,100       826
Dominion Resources, Inc.                                         40,825     2,606
DTE Energy Co.                                                   21,250       837
Duke Energy Corp.                                               114,142     2,334
*Dynegy, Inc. -- Class A                                         47,300       202
Edison International                                             41,180       903
El Paso Corp.                                                    75,817       621
Entergy Corp.                                                    28,791     1,645
Exelon Corp.                                                     41,162     2,732
FirstEnergy Corp.                                                41,074     1,446
FPL Group, Inc.                                                  23,143     1,514
KeySpan Corp.                                                    20,000       736
Kinder Morgan, Inc.                                              15,533       918
Nicor, Inc.                                                       5,550       189
NiSource, Inc.                                                   33,184       728
Peoples Energy Corp.                                              4,600       193
*PG&E Corp.                                                      51,975     1,443
Pinnacle West Capital Corp.                                      11,500       460
PPL Corp.                                                        22,333       977
Progress Energy, Inc.                                            30,779     1,393
Public Service Enterprise Group, Inc.                            28,540     1,250
Sempra Energy                                                    28,259       849
The Southern Co.                                                 92,000     2,784
TECO Energy, Inc.                                                23,700       342
TXU Corp.                                                        40,615       963
The Williams Companies, Inc.                                     65,400       642
Xcel Energy, Inc.                                                50,370       855
                                                                        ---------
   Total                                                                   36,682
                                                                        ---------
   Total Common Stock (Cost: $734,524)                                  1,299,300
                                                                        ---------

Money Market Investment (20.4%)
---------------------------------------------------------------------------------

Agricultural Services (0.5%)
(b)Cargill, Inc., 1.06%, 3/5/04                              15,000,000    14,973
                                                                        ---------
   Total                                                                   14,973
                                                                        ---------

                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Asset-Backed Securities (CMO'S) (1.6%)
(b)Fcar Owner Trust I, 1.08%, 2/17/04                        15,000,000  14,979
(b)Sheffield Receivables, 1.09%, 1/7/04                      15,000,000  14,997
(b)Sheffield Receivables, 1.10%, 01/02/04                    15,000,000  15,000
                                                                         ------
   Total                                                                 44,976
                                                                         ------

Autos (1.0%)
(b)Daimler Chrysler Auto, 1.07%, 2/17/04                     15,000,000  14,979
(b)Daimler Chrysler Auto, 1.07%, 2/27/04                     12,524,000  12,503
                                                                         ------
   Total                                                                 27,482
                                                                         ------

Banks (0.1%)
(b)UBS Finance Delaware LLC, 0.95%, 1/2/04                    3,860,000   3,860
                                                                         ------
   Total                                                                  3,860
                                                                         ------

Beverages, Malt Beverages (0.5%)
(b)Coca-Cola Co., 1.09%, 2/27/04                             15,000,000  14,974
                                                                         ------
   Total                                                                 14,974
                                                                         ------

Electronic Computers (0.5%)
(b)International Business, 0.97%, 1/16/04                    15,391,000  15,385
                                                                         ------
   Total                                                                 15,385
                                                                         ------

Federal Government and Agencies (2.7%)
(b)Federal Home Loan Bank, 1.06%, 3/10/04                    15,000,000  14,972
(b)Federal Home Loan Mortgage Co., 1.065%, 2/5/04            34,200,000  34,165
(b)Federal Home Loan Mortgage Co., 1.07%, 1/14/04            15,100,000  15,094
(b)Federal National Mortgage Association, 1.06%, 1/20/04     15,000,000  14,992
                                                                         ------
   Total                                                                 79,223
                                                                         ------

Finance Lessors (0.5%)
(b)Receivable Capital Trust, 1.08%, 1/20/04                  15,000,000  14,991
                                                                         ------
   Total                                                                 14,991
                                                                         ------

Finance Services (2.4%)
(b)American General, 1.13%, 3/5/04                           15,000,000  14,973
(b)John Deere Capital Corp., 1.20%, 1/12/04                  10,000,000   9,996
(b)Wells Fargo Bank, 1.04%, 1/29/04                          15,000,000  15,001
(b)Windmill Funding Corp., 1.05%, 2/6/04                     15,000,000  14,984
Windmill Funding Corp., 1.08%, 2/13/04                       15,000,000  14,981
                                                                         ------
   Total                                                                 69,935
                                                                         ------

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Miscellaneous Business Credit Institutions (1.9%)
(b)Delaware Funding, 1.08%, 1/5/04                           10,000,000    9,999
(b)Delaware Funding, 1.08%, 1/29/04                          10,000,000    9,992
(b)General Electric Capital, 1.12%, 2/17/04                  15,000,000   14,979
(b)National Rural Utility, 1.08%, 1/28/04                    15,000,000   14,987
(b)Pitney Bowes Inc., 0.92%, 1/2/04                           3,700,000    3,700
                                                                         -------
   Total                                                                  53,657
                                                                         -------

Personal Credit Institutions (4.8%)
(b)American Express Credit, 1.08%, 4/1/04                    15,000,000   15,000
(b)CXC Inc., 1.07%, 2/9/04                                   15,000,000   14,983
(b)CXC Inc., 1.08%, 2/6/04                                   15,000,000   14,984
(b)General Electric Capital, 1.10%, 2/4/04                   15,000,000   14,984
(b)Household Finance Corp., 1.09%, 1/15/04                   15,000,000   14,994
(b)Preferred Receivable Funding, 1.08%, 1/28/04              15,000,000   14,988
(b)Preferred Receivable Funding, 1.09%, 1/15/04              15,000,000   14,993
(b)Toyota Motor Credit Corp., 1.02%, 3/2/04                  15,000,000   14,974
(b)Toyota Motor Credit Corp., 1.05%, 3/8/04                  15,000,000   14,972
                                                                         -------
   Total                                                                 134,872
                                                                         -------

Security Brokers and Dealers (1.0%)
(b)Morgan Stanley Dean Witter, 1.09%, 1/23/04                15,000,000   14,990
(b)Morgan Stanley Dean Witter, 1.08%, 2/17/04                15,000,000   14,979
                                                                         -------
   Total                                                                  29,969
                                                                         -------

Short Term Business Credit (2.9%)
(b)Old Line Funding Corp., 1.08%, 2/13/04                    10,000,000    9,987
(b)Old Line Funding Corp., 1.09%, 1/9/04                     15,000,000   14,997
(b)Thunder Bay Funding, Inc., 1.09%, 2/5/04                  15,000,000   14,984
(b)Thunder Bay Funding, Inc., 1.09%, 2/6/04                  15,000,000   14,984

                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
----------------------------------------------------------------------------------

Short Term Business Credit continued
(b)Transamerica Financial, 1.02%, 1/14/04                    15,000,000    14,994
(b)Transamerica Financial, 1.07%, 1/16/04                    15,000,000    14,993
                                                                        ---------
   Total                                                                   84,939
                                                                        ---------

   Total Money Market Investment (Cost: $589,185)                         589,236
                                                                        ---------

   Total Investments (103.9%) (Cost: $2,429,286)                        3,003,621
                                                                        ---------

   Total Assets, Less Liabilities (-3.9%)                                (112,133)
                                                                        ---------

   Total Net Assets (100.0%)                                            2,891,488
                                                                        ---------

 *Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $2,438,682 and the net unrealized appreciation of investments based on that cost was $564,939 which is comprised of $708,368 aggregate gross unrealized appreciation and $143,429 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                         Unrealized
                                                        Appreciation/
                                   Number of Expiration Depreciation
           Issuer (000's)          Contracts    Date       (000's)
           ----------------------------------------------------------
           US Long Bond (CBT)
            Commodity Future         1,090     03/04       $ 2,231
           (Total Notional Value
            at 12/31/03 $116,920)
           S & P 500 Index Futures   1,295     03/04       $13,598
           (Total Notional Value
            at 12/31/03 $345,959)

(d)Defaulted Security


    The Accompanying Notes are an Integral Part of the Financial Statements


                                                             Balanced Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                                          Net Assets:
High current income and capital  Generate superior performance by investing in a diversified  $199 million appreciation with moderate risk. mix of fixed income securities rated below investment grade.

Investing in a portfolio of high yield bonds provides a high level of current income, along with the opportunity for capital gains, to investors who can accept a moderate level of risk. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings, or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.

Approximately once in a decade, usually as the economy is emerging from a recession, there is an exceptional year for returns on high yield bonds, and 2003 was such a year. The Lehman Brothers High Yield Intermediate Market Index had a return of 27.44% for the year. For comparison, returns of the Index have ranged from -6.5% to 17.3% over the last eight years, and the annualized return of the Index since the Portfolio's inception date (May 1994) has been 6.92%. The High Yield Bond Portfolio has performed better than the Index for the year just ended and since inception.

There are several reasons for the excellent performance of the high yield market in 2003: a strengthening economy, which is positive for earnings and cash flow of the leveraged companies that issue high yield bonds; a high-yield market recovering from a very depressed level in 2002, accompanied by a buoyant stock market; and strong investor interest in the asset class because of low yields on other bonds in an environment of very low interest rates. Credit spreads between investment grade and high yield bonds tightened dramatically during 2003, driving prices of high yield bonds steadily upward.

In this very positive environment for the asset class, the Portfolio's performance benefited from a somewhat aggressive quality mix, with the middle quality sector of the market overweighted. A small exposure to the lower-tier quality sector was also beneficial. In particular, we retained some holdings that had fallen to very low prices in 2002, in the belief that they would recover, and they were among the top performing issues in 2003. Industry sectors that performed particularly well include electric power, telecommunications, financial services, refining and technology -- all sectors that had been beaten down in the volatile and illiquid market of the prior year.

                                    [CHART]

                        Sector Allocation  12/31/03

Foods                                                           5%
Gaming/Lodging/Leisure                                          9%
Basic Material/Capital Goods                                   20%
Energy                                                          7%
Media                                                           9%
Builders                                                        4%
Telecommunications                                              4%
Other Holdings                                                  2%
Healthcare/Pharmaceuticals                                      7%
Auto Related                                                    5%
Short-Term Investments and Other Assets, Net                    7%
Financials                                                      5%
Transportation                                                  5%
Utilities                                                       4%
Consumer Products                                               7%


Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

                                    [CHART]

                              Relative Performance

              High Yield             Lehman Brothers High
            Bond Portfolio      Yield Intermediate Market Index
            --------------      -------------------------------
 5/94          $10,000                     $10,000
12/94           10,302                      10,188
12/95           12,030                      11,952
12/96           14,409                      13,409
12/97           16,693                      15,020
12/98           16,388                      15,244
12/99           16,314                      15,646
12/00           15,564                      14,635
12/01           16,347                      15,189
12/02           15,874                      14,982
12/03           20,487                      19,093


                          Average Annual Total Return
                         For Periods Ended December 31, 2003
                                                                      Since
                                                1 Year    5 Years   Inception*
High Yield Bond Portfolio                       29.06%     4.57%       7.70%
Lehman Brothers High Yield
  Intermediate Market Index                     27.44%     4.61%       6.92%

*inception date of 5/03/94


The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

High Yield Bond Portfolio

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                  Shares/    Value
            Bonds (91.6%)                          $ Par   $ (000's)
            --------------------------------------------------------

            Aerospace (0.5%)
            L-3 Communications Corp.,
             6.125%, 1/15/14 144A                  950,000     952
                                                            ------
                Total Aerospace                                952
                                                            ------

            Auto Related (4.5%)
            Advanced Accessory, 10.75%, 6/15/11    725,000     798
            Asbury Automotive Group,
             8.00%, 3/15/14 144A                 1,150,000   1,156
            Collins & Aikman Products,
             10.75%, 12/31/11                    1,125,000   1,105
            HLI Operating Co., 10.50%, 6/15/10     925,000   1,065
            Metaldyne Corp., 10.00%, 11/1/13
             144A                                1,500,000   1,515
            Oxford Automotive, Inc.,
             12.00%, 10/15/10 144A               1,500,000   1,260
            RJ Tower Corp., 12.00%, 6/1/13         750,000     739
            United Components, Inc.,
             9.375%, 6/15/13                     1,275,000   1,393
                                                            ------
                Total Auto Related                           9,031
                                                            ------

            Basic Materials (12.9%)
            Chemicals (7.3%)
            Huntsman Adv. Materials,
             11.00%, 7/15/10 144A                1,900,000   2,100
            Huntsman International LLC,
             9.875%, 3/1/09 144A                   550,000     602
            Huntsman International, Inc.,
             9.875%, 3/1/09                        400,000     438
            Huntsman LLC,
             11.625%, 10/15/10 144A                750,000     765
            IMC Global, Inc., 11.25%, 6/1/11     1,100,000   1,210
            Koppers, Inc., 9.875%, 10/15/13 144A 1,125,000   1,240
            Kraton Polymers LLC,
             8.125%, 1/15/14 144A                1,300,000   1,352
            Lyondell Chemical Co.,
             9.50%, 12/15/08                       500,000     523
            Nalco Co. 8.875%, 11/15/13 144A      1,125,000   1,193
            Resolution Perform Prod.,
             8.00%, 12/15/09 144A                1,150,000   1,190
            Rockwood Specialties Corp.,
             10.625%, 5/15/11 144A               1,725,000   1,923
            Terra Capital Corp., 11.50%, 6/1/10  1,050,000   1,097
            United Agricultural Products,
             8.25%, 12/15/11 144A                1,100,000   1,130
                                                            ------
                Total                                       14,763
                                                            ------

            Metals/Mining (2.0%)
            CSN Islands VIII Corp.,
             9.75%, 12/16/13 144A                1,150,000   1,179
            Massey Energy Co.
             6.625%, 11/15/10 144A               1,125,000   1,153

                                                   Shares/    Value
           Bonds (91.6%)                            $ Par   $ (000's)
           ----------------------------------------------------------

           Metals/Mining continued
           Texas Industries Inc., 10.25%, 6/15/11   725,000     819
           UCAR Finance, Inc., 10.25%, 2/15/12      725,000     834
                                                             ------
               Total                                          3,985
                                                             ------

           Packaging/Containers (2.0%)
           Anchor Glass Container,
            11.00%, 2/15/13                         750,000     870
           Crown European Holdings SA,
            9.50%, 3/1/11                           550,000     623
           Owens Brockway Glass Container,
            8.75%, 11/15/12                         775,000     863
           Owens Brockway Glass Container.,
            8.25%, 5/15/13                          725,000     778
           Pliant Corp., 11.125%, 9/1/09            740,000     799
                                                             ------
               Total                                          3,933
                                                             ------

           Paper & Forest Products (1.6%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                      1,250,000   1,413
           Buckeye Technologies, Inc.,
            8.50%, 10/1/13                          925,000     990
           Georgia Pacific Corp.
            8.00%, 1/15/24 144A                     750,000     765
                                                             ------
               Total                                          3,168
                                                             ------
               Total Basic Materials                         25,849
                                                             ------

           Builders (3.6%)
           Building Materials (2.6%)
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                        1,450,000   1,524
           Nationsrent, Inc.,
            9.50%, 10/15/10 144A                    950,000   1,021
           Norcraft Co., 9.00%, 11/1/11 144A        750,000     810
           Nortek Holdings Inc.
            0.00%, 5/15/11 144A                     950,000     686
           United Rentals NA, Inc.,
            7.75%, 11/15/13 144A                  1,125,000   1,149
                                                             ------
               Total                                          5,190
                                                             ------

           Home Builders (1.0%)
           Meritage Corp., 9.75%, 6/1/11          1,100,000   1,229
           Technical Olympic USA, Inc.,
            9.00%, 7/1/10                           750,000     806
                                                             ------
               Total                                          2,035
                                                             ------
               Total Builders                                 7,225
                                                             ------

           Capital Goods (6.7%)
           Amsted Industries, Inc.,
            10.25%, 10/15/11 144A                 1,825,000   2,017
           Bombardier Recreational,
            8.375%, 12/15/13 144A                 1,750,000   1,829


                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Capital Goods continued
          Case New Holland, Inc.,
           9.25%, 8/1/11 144A                       800,000     896
          Columbus McKinnon Corp.,
           10.00%, 8/1/10                           925,000     985
          General Cable Corp.,
           9.50%, 11/15/10 144A                   1,325,000   1,418
          Jacuzzi Brands Inc.,
           9.625%, 7/1/10 144A                      750,000     825
          JLG Industries Inc., 8.25%, 5/1/08        500,000     543
          Rexnord Corp., 10.125%, 12/15/12          750,000     821
          Sensus Metering Systems,
           8.625%, 12/15/13 144A                  1,300,000   1,334
          Terex Corp. 7.375%, 1/15/14 144A        1,625,000   1,662
          Trimas Corp., 9.875%, 6/15/12             975,000   1,016
                                                             ------
              Total Capital Goods                            13,346
                                                             ------

          Consumer Products (6.9%)
          Consumer Products (2.5%)
          Hines Nurseries, Inc.
           10.25%, 10/1/11 144A                     775,000     845
          Jafra Cosmetics, 10.75%, 5/15/11        1,100,000   1,207
          Jostens Holding, 10.25%, 12/1/10 144A     925,000     580
          Rayovac Corp., 8.50%, 10/1/13           1,125,000   1,193
          Simmons Co. 7.875%, 1/15/14 144A        1,100,000   1,106
                                                             ------
              Total                                           4,931
                                                             ------

          Retail Food & Drug (0.6%)
          Delhaize America, Inc., 9.00%, 4/15/31    950,000   1,154
                                                             ------
              Total                                           1,154
                                                             ------

          Retail Store (2.0%)
          Cole National Group, 8.875%, 5/15/12    1,000,000   1,070
          Couche-Tard US,
           7.50%, 12/15/13 144A                   1,525,000   1,597
          Payless Shoesource, Inc., 8.25%, 8/1/13 1,350,000   1,299
                                                             ------
              Total                                           3,966
                                                             ------
          Textile/Apparel (1.8%)
          Oxford Industries, Inc.,
           8.875%, 6/1/11 144A                    1,050,000   1,148
          Perry Ellis International, Inc.,
           8.875%, 9/15/13 144A                     750,000     789
          Phillips Van Heusen Corp.,
           8.125%, 5/1/13                           700,000     744
          Tommy Hilfiger USA, Inc.,
           6.85%, 6/1/08                            200,000     201
          Warnaco, Inc., 8.875%, 6/15/13 144A       725,000     747
                                                             ------
              Total                                           3,629
                                                             ------
              Total Consumer Products                        13,680
                                                             ------

          Energy (6.6%)
          Gas Pipeline/Oil Field Service (2.8%)
          Dynegy Holdings Inc.,
           10.125%, 7/15/13 144A                  1,125,000   1,294
          Hanover Equip TR., 8.75% 9/1/11           975,000   1,034
          Hanover Equipment Trust 01 A,
           0.00%, 3/31/07                           750,000     551

                                                 Shares/    Value
            Bonds (91.6%)                         $ Par   $ (000's)
            -------------------------------------------------------
            Gas Pipeline/Oil Field Service continued
            Parker Drilling Co.,
             9.625%, 10/1/13 144A               1,125,000   1,170
            Suburban Propane Partners,
             6.875%, 12/15/13 144A              1,525,000   1,539
                                                           ------
                Total                                       5,588
                                                           ------
            Oil & Gas Exploration/Production (3.2%)
            Compton Pete Corp., 9.90%, 5/15/09    750,000     818
            Hilcorp Energy, 10.50%, 9/1/10 144A 2,100,000   2,299
            Petrobras International,
             8.375%, 12/10/18                   1,125,000   1,156
            Range Resources Corp.
             7.375%, 7/15/13                      775,000     775
            Tom Brown, Inc., 7.25%, 9/15/13     1,125,000   1,190
                                                           ------
                Total                                       6,238
                                                           ------
            Oil Refining & Marketing (0.6%)
            Citgo Petroleum Corp.,
             11.375%, 2/1/11                    1,100,000   1,276
                Total                                       1,276
                                                           ------
                Total Energy                               13,102
                                                           ------

            Financials (4.6%)
            Financial Services (3.5%)
            AmeriCredit Corp., 9.875%, 4/15/06  1,375,000   1,444
            Dollar Financial Group
             9.75%, 11/15/11 144A               1,875,000   1,940
            IOS Capital LLC, 7.25%, 6/30/08     1,670,000   1,779
            WMC Finance Co.
             11.75%, 12/15/08 144A              1,750,000   1,746
                                                           ------
                Total                                       6,909
                                                           ------
            Insurance (1.1%)
            Crum & Forster Holding Corp.,
             10.375%, 6/15/13 144A                925,000   1,028
            Fairfax Financial Holdings,
             7.375%, 3/15/06                    1,125,000   1,136
                                                           ------
                Total                                       2,164
                                                           ------
                Total Financials                            9,073
                                                           ------

            Financials Banking (0.3%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                      625,000     697
                                                           ------
                Total Financials Banking                      697
                                                           ------

            Foods (5.3%)
            Food/Beverage/Tobacco (3.8%)
            Bavaria SA, 8.875%, 11/1/10 144A    1,125,000   1,153
            Land O Lakes, Inc.,
             9.00%, 12/15/10 144A               1,525,000   1,536
            Merisant Co., 9.50%, 7/15/13 144A   1,125,000   1,198
            Pinnacle Foods Holding,
             8.25%, 12/1/13 144A                1,325,000   1,371
            RJ Reynolds Tobacco Holdings,
             7.25%, 6/1/12                        750,000     739

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------
          Food/Beverage/Tobacco continued
          Seminis Vegetable Seeds,
           10.25%, 10/1/13 144A                     450,000     484
          Tabletop Holdings, 0%, 5/15/14 144A     1,875,000   1,031
                                                             ------
              Total                                           7,512
                                                             ------
          Restaurant (1.5%)
          Buffets, Inc., 11.25%, 7/15/10          1,000,000   1,073
          Domino's, Inc., 8.25%, 7/1/11, 144A       735,000     787
          O'Charleys, Inc., 9.00%, 11/1/13 144A   1,150,000   1,156
                                                             ------
              Total                                           3,016
                                                             ------
              Total Foods                                    10,528
                                                             ------

          Gaming/Lodging/Leisure (8.8%)
          Gaming (4.3%)
          (d)Hollywood Casino Shreveport,
           13.00%, 8/1/06                           700,000     469
          Inn of The Mountain Gods.,
           12.00%, 11/15/10 144A                  1,500,000   1,593
          Jacobs Entmt, Inc., 11.875%, 2/01/09      675,000     756
          Majestic Star Casino, LLC,
           9.50%, 10/15/10 144A                   1,500,000   1,538
          Poster Financial Group,
           8.34%, 12/1/11 144A                      750,000     793
          Resort Intl. Hotel/Casino,
           11.50%, 3/15/09                        1,000,000   1,088
          River Rock Entertainment,
           9.75%, 11/1/11 144A                    1,125,000   1,209
          Wheeling Island Gaming,
           10.125%, 12/15/09                      1,125,000   1,193
                                                             ------
              Total                                           8,639
                                                             ------
          Leisure (4.1%)
          Bally Total Fitness Holdings, Series D,
           9.875%, 10/15/07                         850,000     774
          Equinox Holdings LTD.
           9.00%, 12/15/09 144A                     925,000     955
          IMAX Corp., 9.625%, 12/1/10 144A        1,325,000   1,393
          Intrawest Corp. 7.50%, 10/15/13 144A      750,000     780
          Royal Caribbean Cruises,
           6.875%, 12/1/13                        1,500,000   1,511
          Six Flags, Inc., 8.875%, 2/1/10         1,775,000   1,821
          Universal City Development Corp.,
           11.75%, 4/1/10 144A                      875,000   1,024
                                                             ------
              Total                                           8,258
                                                             ------
          Lodging (0.4%)
          Host Marriott LP, 7.125%, 11/1/13 144A    750,000     765
                                                             ------
              Total                                             765
                                                             ------
              Total Gaming/Lodging/Leisure                   17,662
                                                             ------
          Healthcare/Pharmaceuticals (6.8%)
          Ameripath, Inc., 10.50%, 4/1/13         1,400,000   1,490
          Biovail Corp., 7.875%, 04/01/10         1,125,000   1,148
          General Nutrition Center,
           8.50%, 12/1/10 144A                    1,750,000   1,793
          Genesis HealthCare Corp.
           8.00%, 10/15/13 144A                     750,000     782
          National Nephrology Associates,
           9.00%, 11/1/11 144A                    1,125,000   1,178

                                                   Shares/    Value
           Bonds (91.6%)                            $ Par   $ (000's)
           ----------------------------------------------------------
           Healthcare/Pharmaceuticals continued
           Quintiles Transnational,
            10.00%, 10/1/13, 144A                 1,125,000   1,215
           Senior Housing Property Trust,
            7.875%, 4/15/15                         800,000     840
           Service Group International,
            7.70%, 4/15/09                          650,000     694
           Tenet Healthcare Corp.,
            6.375%, 12/1/11                         725,000     696
           Tenet Healthcare Corp., 7.375%, 2/1/13   750,000     754
           Universal Hospital Services,
            10.125%, 11/1/11 144A                   750,000     788
           Valeant Pharmaceuticals,
            7.00%, 12/15/11 144A                  1,350,000   1,391
           Ventas Realty Ltd. Partnership,
            9.00%, 5/1/12                           750,000     833
                                                             ------
               Total Healthcare/
                Pharmaceuticals                              13,602
                                                             ------

           Media (8.5%)
           Broadcasting (0.7%)
           Granite Broadcasting
            9.75%, 12/1/10 144A                   1,375,000   1,372
                                                             ------
               Total                                          1,372
                                                             ------
           Cable/Satellite (3.0%)
           Charter Communications Holdings
            LLC, 9.625%, 11/15/09                   750,000     660
           Echostar Corp., 6.375%, 10/1/11 144A   1,500,000   1,537
           Insight Midwest, 9.75%, 10/1/09          950,000   1,005
           Lodgenet Entertainment,
            9.50%, 6/15/13                        1,100,000   1,205
           MediaCom LLC, 9.50%, 1/15/13           1,500,000   1,589
                                                             ------
               Total                                          5,996
                                                             ------
           Publishing (4.8%)
           American Achievement Corp.,
            11.625%, 1/1/07                         700,000     770
           American Color Graphics, Inc.,
            10.00%, 6/15/10 144A                    750,000     769
           Dex Media West,
            9.875%, 8/15/13 144A                  1,100,000   1,279
           Houghton Mifflin Co., 9.875% 2/1/13    1,150,000   1,265
           Mail-Well Corp., 9.625%, 3/15/12         800,000     888
           Moore NA Finance,
            7.875%, 1/15/11 144A                    875,000     991
           Primedia, Inc., 7.625%, 4/1/08         1,125,000   1,136
           Vertis, Inc., 10.875%, 6/15/09         1,150,000   1,222
           Von Hoffman Corp., 10.25%, 3/15/09       750,000     799
           Von Hoffman Corp.
            10.25%, 03/15/09 144A                   375,000     399
                                                             ------
               Total                                          9,518
                                                             ------
               Total Media                                   16,886
                                                             ------
           Real Estate (1.1%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                         350,000     396
           CBRE Escrow, Inc.,
            9.75%, 5/15/10 144A                   1,000,000   1,110


                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------
          Real Estate continued
          LNR Property Corp.,
           7.25%, 10/15/13 144A                     750,000     763
                                                              -----
              Total Real Estate                               2,269
                                                              -----

          Services (1.4%)
          Environmental Services (0.5%)
          MSW Energy Holdings,
           8.50%, 9/1/10 144A                       925,000   1,008
                                                              -----
              Total                                           1,008
                                                              -----
          Services--Other (0.9%)
          Buhrmann US, Inc., 12.25%, 11/1/09        350,000     392
          Kindercare Learning Centers,
           9.50%, 2/15/09                         1,325,000   1,345
                                                              -----
              Total                                           1,737
                                                              -----
              Total Services                                  2,745
                                                              -----

          Telecommunications (4.5%)

          Telecom -- Wireless (2.8%)
          ACC Escrow Corp.,
           10.00%, 8/1/11 144A                    1,150,000   1,283
          Crown Castle Intl Corp.
           7.50%, 12/1/13 144A                      375,000     377
          Crown Castle Intl Corp.,
           7.50%, 12/1/13 144A                      775,000     779
          Nextel Communications,
           7.375%, 8/1/15                           925,000     994
          Nextel Partners, Inc., 12.50%, 11/15/09   775,000     899
          Nextel Partners, Inc., 11.00%, 3/15/10    350,000     387
          Triton PCS, 8.75%, 11/15/11               925,000     911
                                                              -----
              Total                                           5,630
                                                              -----

          Telecom -- Wireline (1.7%)
          Cincinnati Bell, Inc.
           8.375%, 1/15/14 144A                     925,000     994
          (d)MCI Communications Corp.,
           7.75%, 3/23/25                           375,000     302
          (d)MCI Communications Corp.,
           7.125%, 6/15/27                        1,125,000     906
          Qwest Capital Funding, 7.75%, 8/15/06     750,000     776
          Qwest Communications INTL.
           7.50%, 11/1/08 B                         375,000     385
                                                              -----
              Total                                           3,363
                                                              -----

              Total Telecommunications                        8,993
                                                              -----

          Telephone Communications (0.5%)
          Qwest Communications, Inc., 13.50%,
           12/15/10, 144A                           795,000     966
                                                              -----
              Total Telephone
               Communications                                   966
                                                              -----

          Transportation (4.6%)

          Airlines (0.6%)
          Continental Airlines Inc.,
           7.875%, 7/2/18                         1,125,000   1,132
                                                              -----
              Total                                           1,132
                                                              -----

                                                  Shares/    Value
           Bonds (91.6%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Transportation -- Rail & Other (4.0%)
           (d)American Commercial LLC,
            11.25%, 1/1/08                         551,186       61
           Laidlaw International, Inc.,
            10.75%, 6/15/11 144A                 1,275,000    1,440
           OMI Corp., 7.625%, 12/1/13 144A       1,125,000    1,135
           Quality Distrib/QD Cap
            9.00%, 11/15/10 144A                   575,000      602
           Railamerica Transportation Corp.,
            12.875%, 8/15/10                     1,400,000    1,625
           Ship Finance Intl LTD.
            8.50%, 12/15/13 144A                 1,100,000    1,089
           Stena AB, 9.625%, 12/1/12             1,075,000    1,212
           TFM SA DE C V, 12.50%, 6/15/12          750,000      855
               Total                                          8,019
                                                            -------
               Total Transportation                           9,151
                                                            -------

           Utilities (3.5%)
           Aes Corp., 8.75%, 5/15/13 144A          375,000      419
           Aes Corp., 9.00%, 5/15/15 144A          900,000    1,017
           Calpine Corp., 8.50%, 7/15/10 144A      750,000      731
           CMS Energy Corp., 7.75%, 8/1/10
            144A                                   875,000      920
           Nevada Power Co., 8.25%, 6/1/11         750,000      818
           NRG Energy Inc., 8.00%, 12/15/13
            144A                                 1,700,000    1,787
           Reliant Resources, Inc.,
            9.50%, 7/15/13 144A                  1,150,000    1,231
                                                            -------
               Total Utilities                                6,923
                                                            -------
               Total Bonds
                (Cost: $171,895)                            182,680
                                                            -------

           Preferred Stock (1.3%)
           ---------------------------------------------------------

           Media (1.3%)

           Cable/Satellite (1.3%)
           CSC Holdings, Inc.--Series H             15,250    1,586
           CSC Holdings, Inc.,--Series M             8,708      914
           NTL Europe, Inc., 10.00%, 1/10/23            25        0
                                                            -------
               Total Media                                    2,500
                                                            -------

           Telecommunications (0.0%)

           Telecom -- Wireless (0.0%)
           Intermedia Communications, Inc.               1        0
                                                            -------
               Total Telecommunications                           0
                                                            -------

           Transportation (0.0%)

           Rail & Other (0.0%)
           American Commercial Lines LLC             4,948        1
                                                            -------
               Total Transportation                               1
                                                            -------
               Total Preferred Stock
                (Cost: $2,836)                                2,501
                                                            -------

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/   Value
            Common Stocks and Warrants (0.1%)       $ Par  $ (000's)
            --------------------------------------------------------

            Gaming/Lodging/Leisure (0.0%)
            *La Quinta Corp.                       11,117      71
                                                             ----
                Total Gaming/Lodging/Leisure                   71
                                                             ----

            Media (0.0%)

            Cable/Satellite (0.0%)
            NTL Europe, Inc.                           10       0
            NTL, Inc.                                  12       0
                                                             ----
                Total Media                                     0
                                                             ----

            Telecommunications (0.0%)

            Telecom -- Wireless (0.0%)
            American Tower Corporation -- Warrants  2,900      36
            Horizon PCS, Inc. -- Warrant 144A       2,000       0
            IWO Holdings, Inc. 144A                 1,150       0
                                                             ----
                Total Telecommunications                       36
                                                             ----

            Transportation (0.1%)

            Rail & Other (0.1%)
            Railamerica Transportation Corp.        1,400      82
                                                             ----
                Total Transportation                         $ 82
                                                             ----
                Total Common Stocks and Warrants
                 (Cost: $456)                                 189
                                                             ----

                                                   Shares/     Value
             Money Market Investment (5.5%)         $ Par    $ (000's)
             ---------------------------------------------------------

             Autos (4.0%)

             Toyota Motor Credit Corp.,
              0.99%, 2/12/04                      8,000,000     7,990
                                                              -------
                 Total Autos                                    7,990
                                                              -------

             Banks (1.5%)

             UBS Finance Delaware LLC,
              0.95%, 1/2/04                       3,000,000     3,000
                                                              -------
                 Total Banks                                    3,000
                                                              -------
                 Total Money Market
                  Investment (Cost: $10,990)                   10,990
                                                              -------
                 Total Investments (98.5%)
                  (Cost $186,177)(a)                          196,360
                                                              -------
                 Other Assets, Less Liabilities (1.5%)          3,011
                                                              -------
                 Total Net Assets (100.0%)                    199,371
                                                              -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $186,177 and the net unrealized appreciation of investments based on that cost was $10,183 which is comprised of $11,645 aggregate gross unrealized appreciations and $1,462 aggregate gross unrealized depreciation.

(c)PIK -- Payment In Kind

(d)Defaulted Security
    The Accompanying Notes are an Integral Part of the Financial Statements


                                                      High Yield Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

Objective:                                  Portfolio Strategy:                                   Net Assets:
A stable and relatively high level of long- Invest in high grade corporate bonds, U.S. government $621 million
term total return and preservation of       bonds and bonds of government agencies.
capital

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with adjustments in recognition or anticipation of interest rate changes.

After outperforming the stock market for three consecutive years, the bond market provided positive returns in 2003, but significantly less than the stock market. Total return of the Merrill Lynch Domestic Master Index (a broadly-based bond index) was 4.12% for the year. The Select Bond Portfolio outperformed the Index, with a return of 5.49%. Because the Merrill Lynch Domestic Master Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's superior performance resulted mainly from favorable moves with regard to duration. There was a modest net increase in interest rates over the course of 2003; rates fell during the summer months, then rose in the fourth quarter more than they had fallen in prior months. We were able to take advantage of these rate movements, lengthening duration in advance of the drop in rates, and then reducing it somewhat before rates rose again.

This favorable performance was partially offset by an unfavorable mix of securities, specifically a high quality portfolio at a time when riskier bonds were performing better. During 2003 the market was driven mainly by liquidity, rather than fundamentals. As investors sought yields in a low interest rate environment, high yield bonds were bid up, outperforming investment grade corporate bonds. An improving economy gave further impetus to the high yield market, as high yield issuers encountered an easier operating environment. Throughout the year, the Select Bond Portfolio was underweighted in corporate bonds, particularly high yield bonds and lower quality investment grade corporate bonds.

                                    [CHART]

                               Percentage Holdings
                                    12/31/03

Corporate Bonds                                 27%
Mortgage-Backed and Asset-Backed Securities      8%
Short-Term Investments & Other Net Assets        5%
Government and Agency Bonds                     60%


Percentage Holdings are based on Net Assets.
Percentage Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

                                    [CHART]

                              Relative Performance

            Select Bond     Merrill Lynch Domestic
             Portfolio           Master Index
            -----------     ----------------------
12/93         $10,000             $10,000
12/94           9,772               9,718
12/95          11,638              11,517
12/96          12,024              11,931
12/97          13,162              13,083
12/98          14,092              14,243
12/99          13,948              14,107
12/00          15,372              15,761
12/01          16,966              17,073
12/02          19,017              18,850
12/03          20,061              19,627


                          Average Annual Total Return
                      For Periods Ended December 31, 2003

                                               1 Year    5 Years     10 Years
Select Bond Portfolio                          5.49%      7.32%        7.15%
Merrill Lynch Domestic Master Index            4.12%      6.62%        6.98%


Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Select Bond Portfolio

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003



                                                   Shares/    Value
           Revenue Bonds (0.4%)                     $ Par   $ (000's)
           ----------------------------------------------------------

           Municipal Bond -- Revenue (0.4%)
           Nashville And Davidson County,
            Tennessee Health And Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21             6,500,000   2,704
                                                             ------
               Total Revenue Bonds
                (Cost: $2,721)                                2,704
                                                             ------

           Corporate Bonds (26.9%)
           ----------------------------------------------------------

           Aerospace-Defense (0.8%)
           Lockheed Martin Corp.,
            8.20%, 12/1/09                        3,850,000   4,675
                                                             ------
               Total                                          4,675
                                                             ------

           Auto Related (2.1%)
           American Honda Finance,
            3.85%, 11/6/08 144A                   4,120,000   4,149
           Toyota Motor Credit Corp.,
            2.875%, 8/1/08                        1,190,000   1,168
           Toyota Motor Credit Corp.,
            4.35%, 12/15/10                       3,180,000   3,223
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                        4,000,000   4,408
                                                             ------
               Total                                         12,948
                                                             ------

           Beverages, Malt Beverages (2.6%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                        4,200,000   4,624
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          378,000     452
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                        5,000,000   5,364
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                       1,500,000   1,610
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                        4,000,000   4,371
                                                             ------
               Total                                         16,421
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.1%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                      4,200,000     378
                                                             ------
               Total                                            378
                                                             ------

           Commercial Banks (3.2%)
           Bank of America Corp.,
            4.875%, 1/15/13                         820,000     819
           Bank of America Corp.,
            7.40%, 1/15/11                        1,133,000   1,329
           Bank One Corp., 5.25%, 1/30/13         4,000,000   4,104
           HBOS Treasury Services, 3.75%, 9/30/08 4,100,000   4,102
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                  3,700,000   3,705
           RBS Capital Trust II, 6.425%, 1/3/34   5,320,000   5,376
           Unionbancal Corp., 5.25%, 12/16/13       500,000     505
                                                             ------
               Total                                         19,940
                                                             ------

                                                   Shares/    Value
          Corporate Bonds (26.9%)                   $ Par   $ (000's)
          -----------------------------------------------------------

          Commercial Physical Research (0.8%)
          Monsanto Co., 7.375%, 8/15/12           4,100,000   4,679
                                                             ------
              Total                                           4,679
                                                             ------

          Crude Petroleum and Natural Gas (0.5%)
          Occidental Petroleum, 8.45%, 2/15/29    1,430,000   1,875
          Occidental Petroleum,
           10.125%, 9/15/09                       1,000,000   1,289
                                                             ------
              Total                                           3,164
                                                             ------

          Data Processing and Preparation (0.6%)
          Fiserv, Inc., 4.00%, 4/15/08            1,000,000     995
          GTECH Holdings Corp.,
           4.75%, 10/15/10 144A                   2,550,000   2,578
                                                             ------
              Total                                           3,573
                                                             ------

          Electrical Equipment and Supplies (0.7%)
          Cooper Industries, Inc., 5.50%, 11/1/09 4,000,000   4,302
                                                             ------
              Total                                           4,302
                                                             ------

          Fire, Marine and Casualty Insurance (2.5%)
          Berkley (WR) Corp., 5.875%, 2/15/13     2,750,000   2,809
          Berkley (WR) Corp., 9.875%, 5/15/08     2,860,000   3,486
          Progressive Corp., 6.25%, 12/1/32       4,215,000   4,400
          Progressive Corp., 6.375%, 1/15/12      1,415,000   1,560
          Travelers Property Casualty Corp.,
           6.375%, 3/15/33                        3,300,000   3,441
                                                             ------
              Total                                          15,696
                                                             ------

          Measuring and Controlling Devices (0.4%)
          Rockwell Automation, Inc.,
           6.70%, 1/15/28                         2,280,000   2,497
                                                             ------
              Total                                           2,497
                                                             ------

          Miscellaneous Manufacturing Industries (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06  1,300,000   1,297
                                                             ------
              Total                                           1,297
                                                             ------

          Motors and Generators (0.2%)
          Emerson Electric Co., 4.50%, 5/1/13       655,000     639
          Emerson Electric Co., 5.75%, 11/1/11      796,000     858
                                                             ------
              Total                                           1,497
                                                             ------

          Office Machines (0.4%)
          Pitney Bowes Credit Corp.,
           5.75%, 8/15/08                         2,250,000   2,459
                                                             ------
              Total                                           2,459
                                                             ------

          Oil and Gas Extraction (0.8%)
          Chevrontexaco Corp., 6.625%, 10/1/04    4,500,000   4,674
                                                             ------
              Total                                           4,674
                                                             ------

          Pharmaceutical Preparations (3.3%)
          Johnson & Johnson, Inc.,
           3.80%, 5/15/13                         2,900,000   2,738


                                                          Select Bond Portfolio

 Select Bond Portfolio



                                                  Shares/    Value
           Corporate Bonds (26.9%)                 $ Par   $ (000's)
           ---------------------------------------------------------

           Pharmaceutical Preparations continued
           Johnson & Johnson, Inc.,
            4.95%, 5/15/33                       3,300,000    3,001
           Johnson & Johnson, Inc.,
            6.625%, 9/1/09                       2,750,000    3,173
           Johnson & Johnson, Inc.,
            6.95%, 9/1/29                        2,200,000    2,608
           Merck & Co., Inc. 5.95%, 12/1/28      4,841,000    5,015
           Merck & Co., Inc., 6.40%, 3/1/28      1,100,000    1,209
           Pfizer, Inc., 5.625%, 2/1/06          1,875,000    2,007
           Pfizer Inc., 5.625%, 4/15/09          1,100,000    1,195
                                                            -------
               Total                                         20,946
                                                            -------

           Property & Casualty Insurance (1.1%)
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13 144A                6,880,000    6,764
                                                            -------
               Total                                          6,764
                                                            -------

           Radio, TV Electronic Stores (1.1%)
           RadioShack Corp., 6.95%, 9/1/07       1,500,000    1,687
           RadioShack Corp., 7.375%, 5/15/11     4,885,000    5,637
                                                            -------
               Total                                          7,324
                                                            -------

           Real Estate Investment Trusts (0.4%)
           Vornado Realty Trust, 4.75%, 12/1/10  2,520,000    2,520
                                                            -------
               Total                                          2,520
                                                            -------

           Retail -- Retail Stores (3.5%)
           Estee Lauder, Inc., 5.75%, 10/15/33   5,400,000    5,324
           Fortune Brands, Inc., 4.875%, 12/1/13 1,370,000    1,373
           The Gillette Co., 2.50%, 6/1/08       3,300,000    3,177
           Limited Brands, Inc., 6.125%, 12/1/12 1,040,000    1,115
           Limited Brands, Inc., 6.95%, 3/1/33   4,526,000    4,922
           Office Depot, 6.25%, 8/15/13          3,357,000    3,525
           VF Corp., 6.00%, 10/15/33 144A        2,850,000    2,818
                                                            -------
               Total                                         22,254
                                                            -------

           Savings Institutions Except Federal (0.4%)
           U.S. Central Credit Union,
            5/30/08, 2.75%                       2,600,000    2,511
                                                            -------
               Total                                          2,511
                                                            -------

           Steel Wire and Related Products (0.6%)
           Hubbell, Inc., 6.375%, 5/15/12        3,200,000    3,461
                                                            -------
               Total                                          3,461
                                                            -------

           Wines and Distilled Beverages (0.6%)
           Brown Forman Corp., 3.00%, 3/15/08    3,500,000    3,426
                                                            -------
               Total                                          3,426
                                                            -------

               Total Corporate Bonds
               (Cost: $165,255)                             167,406
                                                            -------

           Government (Domestic and Foreign)
           and Agency Bonds (60.1%)
           ---------------------------------------------------------

           Federal Government and Agencies (60.1%)
           Aid-Israel, 0.00%, 11/1/24            8,900,000    2,682
           Aid-Israel, 5.50%, 3/18/33            3,700,000    3,726
           Federal Home Loan Bank,
            5.54%, 1/8/09                        3,700,000    4,036

           Government (Domestic and Foreign)       Shares/    Value
           and Agency Bonds (60.1%)                 $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies continued
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          939,476   1,012
           Federal National Mortgage Association,
            5.97%, 10/1/08                        3,608,688   3,926
           Federal National Mortgage Association,
            6.22%, 2/1/06                         1,781,805   1,883
           Federal National Mortgage Association,
            6.24%, 1/1/06                         5,018,303   5,286
           Federal National Mortgage Association,
            6.265%, 10/1/08                       2,804,619   3,073
           Federal National Mortgage Association,
            6.36%, 4/1/08                         3,489,816   3,824
           Federal National Mortgage Association,
            6.39%, 4/1/08                         1,324,343   1,452
           Federal National Mortgage Association,
            6.75%, 4/25/18                        1,878,813   2,011
           Federal National Mortgage Association,
            6.75%, 12/25/23                       1,875,971   1,931
           Federal National Mortgage Association,
            7.36%, 4/1/11                         2,891,955   3,346
           Federal National Mortgage Association,
            11.00%, 12/1/12                          22,613      26
           Federal National Mortgage Association,
            11.00%, 9/1/17                          105,488     120
           Federal National Mortgage Association,
            11.00%, 12/1/17                          22,387      26
           Federal National Mortgage Association,
            11.00%, 2/1/18                           48,238      55
           Federal National Mortgage Association,
            11.50%, 4/1/18                           31,260      36
           Federal National Mortgage Association,
            12.00%, 9/1/12                          164,001     187
           Federal National Mortgage Association,
            12.00%, 12/1/12                          47,322      55
           Federal National Mortgage Association,
            12.00%, 9/1/17                           39,078      45
           Federal National Mortgage Association,
            12.00%, 10/1/17                          30,535      35
           Federal National Mortgage Association,
            12.00%, 12/1/17                          24,132      28
           Federal National Mortgage Association,
            12.00%, 2/1/18                           55,349      64
           Federal National Mortgage Association,
            12.25%, 1/1/18                           38,747      45
           Federal National Mortgage Association,
            12.50%, 4/1/18                           13,081      15
           Federal National Mortgage Association,
            13.00%, 11/1/12                          28,182      33
           Federal National Mortgage Association,
            13.00%, 11/1/17                          22,006      26
           Federal National Mortgage Association,
            13.00%, 12/1/17                          15,918      19
           Federal National Mortgage Association,
            13.00%, 2/1/18                           69,206      82
           Federal National Mortgage Association,
            14.00%, 12/1/17                          16,639      20
           Government National Mortgage
            Association, 5.50%, 10/15/31            123,829     126
           Government National Mortgage
            Association, 5.50%, 11/15/31             26,002      26

Select Bond Portfolio

 Select Bond Portfolio



             Government (Domestic and Foreign)  Shares/     Value
             and Agency Bonds (60.1%)            $ Par    $ (000's)
             ------------------------------------------------------

             Federal Government and Agencies continued
               Government National Mortgage
                Association, 5.50%, 12/15/31      667,871     679
               Government National Mortgage
                Association, 5.50%, 1/15/32       879,923     896
               Government National Mortgage
                Association, 5.50%, 2/15/32       378,312     385
               Government National Mortgage
                Association, 5.50%, 3/15/32       604,437     614
               Government National Mortgage
                Association, 5.50%, 4/15/32        34,859      35
               Government National Mortgage
                Association, 5.50%, 7/15/32        64,627      66
               Government National Mortgage
                Association, 5.50%, 9/15/32    11,311,234  11,512
               Government National Mortgage
                Association, 7.00%, 5/15/23        58,090      62
               Government National Mortgage
                Association, 7.50%, 4/15/22        36,185      39
               Government National Mortgage
                Association, 7.50%, 10/15/23      114,631     124
               Government National Mortgage
                Association, 7.50%, 11/15/25        2,009       2
               Government National Mortgage
                Association, 7.50%, 5/15/26         2,873       3
               Government National Mortgage
                Association, 7.50%, 1/15/27        42,473      46
               Government National Mortgage
                Association, 7.50%, 2/15/27        48,706      52
               Government National Mortgage
                Association, 7.50%, 3/15/27        11,403      12
               Government National Mortgage
                Association, 7.50%, 4/15/27        10,863      12
               Government National Mortgage
                Association, 7.50%, 8/15/27         1,185       1
               Government National Mortgage
                Association, 7.50%, 6/15/28        57,905      62
               Government National Mortgage
                Association, 8.00%, 1/15/26        61,292      67
               Government National Mortgage
                Association, 8.00%, 2/15/26       102,774     112
               Government National Mortgage
                Association, 8.00%, 8/15/26       121,064     132
               Government National Mortgage
                Association, 8.00%, 9/15/26        45,158      49
               Government National Mortgage
                Association, 8.00%, 12/15/26       16,545      18
               Government National Mortgage
                Association, 8.00%, 1/15/27        34,245      37
               Government National Mortgage
                Association, 8.00%, 3/15/27        92,783     101
               Government National Mortgage
                Association, 8.00%, 4/15/27       248,536     271
               Government National Mortgage
                Association, 8.00%, 6/15/27        67,549      74
               Government National Mortgage
                Association, 8.00%, 7/15/27        41,162      45
               Government National Mortgage
                Association, 8.00%, 8/15/27        80,930      88
               Government National Mortgage
                Association, 8.00%, 9/15/27        57,088      62

           Government (Domestic and Foreign)      Shares/     Value
           and Agency Bonds (60.1%)                $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies continued
           Government National Mortgage
            Association, 8.50%, 9/15/21               5,789        6
           Government National Mortgage
            Association, 8.50%, 3/15/23                 389        0
           Government National Mortgage
            Association, 8.50%, 6/15/24              18,494       20
           Government National Mortgage
            Association, 8.50%, 7/15/24              25,190       28
           Government National Mortgage
            Association, 8.50%, 11/15/24             72,275       80
           Government National Mortgage
            Association, 8.50%, 2/15/25              15,693       17
           Government National Mortgage
            Association, 11.00%, 1/15/18          1,211,276    1,369
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/34      41,705,455   39,869
           Government National Mortgage
            Association, TBA, 5.00%, 1/1/34      11,000,000   10,887
           Housing & Urban Development,
            6.08%, 8/1/13                         4,000,000    4,403
           Housing & Urban Development,
            6.17%, 8/1/14                         3,000,000    3,317
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  391,871      392
           State of Israel, 7.25%, 12/15/28       3,465,000    3,747
           US Treasury, 1.125%, 6/30/05           1,225,000    1,218
           US Treasury, 1.625%, 3/31/05           2,830,000    2,840
           US Treasury, 1.625%, 4/30/05           1,770,000    1,775
           US Treasury, 1.625%, 9/30/05           2,135,000    2,134
           US Treasury, 1.75%, 12/31/04           2,000,000    2,010
           US Treasury, 2.00%, 5/15/06            1,850,000    1,850
           US Treasury, 2.375%, 8/15/06           2,625,000    2,639
           US Treasury, 2.625%, 5/15/08           9,495,000    9,352
           US Treasury, 3.00%, 11/15/07          14,510,000   14,635
           US Treasury, 3.00%, 2/15/08           39,145,000   39,328
           US Treasury, 3.125%, 9/15/08           1,085,000    1,084
           US Treasury, 3.25%, 5/31/04           25,000,000   25,230
           US Treasury, 3.25%, 8/15/07              960,000      979
           US Treasury, 3.50%, 11/15/06              34,000       35
           US Treasury, 3.375%, 11/15/08          1,915,000    1,930
           US Treasury, 3.625%, 5/15/13          10,792,000   10,373
           US Treasury, 3.875%, 2/15/13           1,090,000    1,067
           US Treasury, 4.00%, 11/15/12           5,065,000    5,016
           US Treasury, 4.25%, 8/15/13            5,422,000    5,429
           US Treasury, 4.375%, 5/15/07           2,096,000    2,220
           US Treasury, 5.375%, 2/15/31           6,970,000    7,269
           US Treasury, 6.50%, 5/15/05           50,470,000   53,941
           US Treasury, 6.50%, 2/15/10            2,800,000    3,254
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                      14,692,127   15,916
           US Treasury Inflation Index Bond,
            3.625%, 1/15/08                      27,254,808   30,143
           US Treasury Inflation Index Bond,
            3.875%, 4/15/29                       4,895,447    6,343
           US Treasury Stripped,
            0.00%, 5/15/30                       25,820,000    6,189
                                                             -------
               Total Government (Domestic
                and Foreign) and Agency Bonds
                (Cost: $365,379)                             373,249
                                                             -------


                                                          Select Bond Portfolio

 Select Bond Portfolio



           Mortgage-Backed and Asset Backed      Shares/     Value
           Securities (7.9%)                      $ Par    $ (000's)
           ---------------------------------------------------------

           Asset-Backed Securities (CMO'S) (0.4%)
           The Equitable Life Assurance
            Society, Series 174, Class C1,
            7.52%, 5/15/06 144A                  2,000,000   2,205
                                                             -----
               Total                                         2,205
                                                             -----

           Autos (0.0%)
           Fleetwood Credit Corp. Grantor
            Trust, Series 1997-B, Class A,
            6.40%, 5/15/13                         165,256     166
                                                             -----
               Total                                           166
                                                             -----

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                         284,017     294
                                                             -----
               Total                                           294
                                                             -----

           Commercial Mortgages (5.9%)
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.37%, 2/14/43 IO                   10,890,001     598
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07              1,000,000   1,128
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07            5,000,000   5,495
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,000,000   2,220
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,000,000   2,181
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        1,288,714   1,420
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         1,500,000   1,681
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  3,000,000   3,078
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  4,000,000   3,923
           DLJ Commercial Mortgage
            Corp., Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  109,832,199   3,355
           DLJ Mortgage Acceptance
            Corp., Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             85,459,591   1,602
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A               9,426,901     365
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.29%, 2/20/27                       4,873,432   5,181

          Mortgage-Backed and Asset Backed         Shares/     Value
          Securities (7.9%)                         $ Par    $ (000's)
          ------------------------------------------------------------

          Commercial Mortgages continued
          Nomura Asset Securities Corp.,
           Series 1998-D6, Class A2,
           6.99%, 3/15/30                          2,800,000   3,254
          RMF Commercial Mortgage
           Pass-Through, Series 1997-1,
           Class F, 7.47%, 1/15/19 144A            1,800,000     961
                                                              ------
              Total                                           36,442
                                                              ------

          Credit Card Asset Backed (0.0%)
          (d)Heilig-Meyers Master Trust,
           Series 1998-1A, Class A,
           6.125%, 1/20/07 144A                    1,102,667       1
                                                              ------
              Total                                                1
                                                              ------

          Franchise Loan Receivables (0.1%)
          Enterprise Mortgage Acceptance
           Co., Series 1998-1, Class IO,
           1.37%, 1/15/23 IO 144A                 23,719,960     735
                                                              ------
              Total                                              735
                                                              ------

          Home Equity Loans (0.1%)
          Vanderbilt Mortgage Finance,
           Inc., Series 1997-B, Class 1A4,
           7.19%, 2/7/14                             476,514     480
                                                              ------
              Total                                              480
                                                              ------

          Mobil Home Dealers (0.1%)
          Mid-State Trust, Series 6, Class A3,
           7.54%, 7/1/35                             676,775     704
                                                              ------
              Total                                              704
                                                              ------

          Residential Mortgages (0.1%)
          Blackrock Capital Finance L.P.,
           Series 1997-R1, Class B3,
           7.75%, 3/25/37 144A                     2,273,741     205
          Blackrock Capital Finance L.P.,
           Series 1997-R3, Class B3,
           7.25%, 11/25/28 144A                    2,922,934     175
                                                              ------
              Total                                              380
                                                              ------

          Retail -- Retail Stores (1.2%)
          LB Mortgage Trust, Series 1991-2,
           Class A3, 8.39%, 1/20/17                6,355,929   7,369
                                                              ------
              Total                                            7,369
                                                              ------
              Total Mortgage-Backed and
               Asset Backed Securities
               (Cost: $53,248)                                48,776
                                                              ------

          Money Market Investments (22.3%)

          Agricultural Services (0.8%)
          (b)Cargill, Inc., 1.01%, 1/7/04          5,000,000   4,999
                                                              ------
              Total                                            4,999
                                                              ------

          Asset-Backed Securities (CMO'S) (1.6%)
          (b)Fcar Owner Trust I, 1.08%, 1/9/04     5,000,000   4,999
          (b)Sheffield Receivables, 1.09%, 1/7/04  5,000,000   4,999
                                                              ------
              Total                                            9,998
                                                              ------

Select Bond Portfolio

 Select Bond Portfolio



                                                    Shares/    Value
         Money Market Investments (22.3%)            $ Par   $ (000's)
         -------------------------------------------------------------

         Auto Related (0.8%)
         (b)Toyota Motor Credit Corp,
          1.05%, 2/10/04                           5,000,000   4,994
                                                              ------
             Total                                             4,994
                                                              ------

         Automobiles And Other Motor Vehicles (0.8%)
         (b)Daimler Chrysler Auto, 1.07%, 2/17/04  5,000,000   4,993
                                                              ------
             Total                                             4,993
                                                              ------

         Banks (0.8%)
         UBS Finance Delaware LLC,
          1.07%, 4/1/04                            5,000,000   5,000
                                                              ------
             Total                                             5,000
                                                              ------

         Electrical Equipment and Supplies (0.8%)
         (b)General Electric Capital,
          1.09%, 1/21/04                           5,000,000   4,997
                                                              ------
             Total                                             4,997
                                                              ------

         Federal Government and Agencies (2.5%)
         (b)Federal Home Loan Bank,
          1.04%, 2/4/04                            5,000,000   4,995
         (b)Federal National Mortgage Association,
          0.80%, 1/2/04                            9,220,000   9,220
         (b)Federal National Mortgage Association,
          1.065%, 2/4/04                           1,600,000   1,598
                                                              ------
             Total                                            15,813
                                                              ------

         Finance Services (4.9%)
         (b)American General, 1.15%, 1/15/04       5,000,000   4,998
         (b)Citicorp, 1.07%, 1/29/04               5,000,000   4,996
         (b)Preferred Receivable Funding,
          1.08%, 1/12/04                           5,000,000   4,998
         (b)Receivable Capital Trust,
          1.08%, 1/20/04                           5,000,000   4,997
         (b)Thunder Bay Funding, Inc.,
          1.09%, 2/2/04                            5,000,000   4,995
         Windmill Funding Corp.,
          1.08%, 1/13/04                           5,000,000   4,999
                                                              ------
             Total                                            29,983
                                                              ------

         Miscellaneous Business Credit Institutions (2.1%)
         (b)John Deere Capital Corp.,
          1.20%, 1/12/04                           3,000,000   2,999
         (b)National Rural Utility, 1.09%, 1/20/04 5,000,000   4,997
         Unilever Capital, 1.03%, 1/12/04          5,000,000   4,998
                                                              ------
             Total                                            12,994
                                                              ------

         Personal Credit Institutions (2.4%)
         (b)CXC, Inc., 1.05%, 2/19/04              5,000,000   4,993
         (b)Delaware Funding, 1.09%, 1/12/04       5,000,000   4,998
         (b)Nestle Capital Corp, 1.04%, 1/12/04    5,000,000   4,999
                                                              ------
             Total                                            14,990
                                                              ------

                                                    Shares/    Value
          Money Market Investments (22.3%)           $ Par   $ (000's)
          ------------------------------------------------------------

          Petroleum Refining (1.6%)
          (b)Chevrontexaco Funding Corp,
           1.03%, 1/15/04                          5,000,000    4,998
          (b)Du Pont EI De Nemours Co.,
           1.05%, 2/4/04                           5,000,000    4,995
                                                             --------
              Total                                             9,993
                                                             --------

          Security Brokers and Dealers (0.8%)
          (b)Morgan Stanley Dean Witter,
           1.09%, 1/23/04                          5,000,000    4,997
                                                             --------
              Total                                             4,997
                                                             --------

          Short Term Business Credit (2.4%)
          (b)American Express Credit,
           1.05%, 1/6/04                           5,000,000    4,999
          (b)Old Line Funding Corp., 1.09%, 1/9/04 5,000,000    4,999
          Transamerica Financial, 1.08%, 1/15/04   5,000,000    4,998
                                                             --------
              Total                                            14,996
                                                             --------
              Total Money Market Investments
               (Cost: $138,733)                               138,747
                                                             --------
              Total Investments (117.6%)
               (Cost $725,336)(a)                             730,882
                                                             --------
              Other Assets, Less Liabilities
               (-17.6%)                                      (109,557)
                                                             --------
              Total Net Assets (100.0%)                       621,325
                                                             --------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $733,229 and the net unrealized depreciation of investments based on that cost was $2,347 which is comprised of $11,902 aggregate gross unrealized appreciations and $14,249 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            US Long Bond (CBT)
             Commodity Future        600      03/04       $1,228
            (Total Notional Value
             at 12/31/03 $64,359)

(d)Defaulted Security

   The Accompanying Notes are an Integral Part of the Financial Statements.


                                                          Select Bond Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                          Net Assets:
Maximum current income consistent       Achieve stability of capital by investing in short-term debt $400 million with liquidity and stability of capital securities.

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. In 2003, short-term interest rates were at their lowest levels in many years. Accordingly, return from the Money Market Portfolio was 1.23% for the 12 months ending December 2003.

During this period the Portfolio's manager voluntarily waived the management fee at the annual rate of 0.30%. The returns from the Portfolio would have been lower without the fee waiver. The fee waiver may be terminated without notice at the discretion of the manager.

The main determinant of returns from the Money Market Portfolio is short-term interest rates in general. In an effort to stimulate economic growth, the Federal Reserve has been reducing short term rates since January 2001. The most recent rate cut occurred on June 25, 2003, when the Federal Funds rate was reduced by 25 basis points to 1.00%. Although the market had anticipated a cut of 50 basis points, the Money Market Portfolio correctly predicted this smaller cut and was positioned to take advantage of it.

After June, there were no further significant changes in short-term rates through the end of 2003. Management of a short-term portfolio was made more challenging by a lack of issuance of short-term paper because rating agencies were pressuring corporate issuers to strengthen their financial position by lengthening the duration of their debt.

At the end of 2003, the Portfolio was positioned neutrally, anticipating no further rate changes in the immediate future.


 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
  STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                  PORTFOLIO.

Money Market Portfolio

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Agricultural Chemicals (1.3%)
Cargill, Inc., 1.07%, 2/11/04                                 5,180,000   5,174
                                                                         ------
   Total                                                                  5,174
                                                                         ------

Autos (13.7%)
Daimler Chrysler Auto, 1.07%, 2/17/04                         5,000,000   4,993
Daimler Chrysler Auto, 1.08%, 2/25/04                        12,000,000  11,980
Fcar Owner Trust I, 1.09%, 2/3/04                             4,300,000   4,296
Fcar Owner Trust I, 1.11%, 2/9/04                             7,000,000   6,992
New Center Asset Trust, 1.09%, 2/5/04                        12,000,000  11,986
Toyota Motor Credit Corp, 1.05%, 1/22/04                      8,570,000   8,565
Toyota Motor Credit Corp., 0.99%, 2/12/04                     6,000,000   5,993
                                                                         ------
   Total                                                                 54,805
                                                                         ------

Banks (7.1%)
UBS Finance Delaware LLC, 0.95%, 1/2/04                       2,170,000   2,170
UBS Finance Delaware LLC, 1.07%, 4/1/04                      14,280,000  14,241
Wells Fargo Bank, 1.05%, 2/27/04                             12,000,000  12,000
                                                                         ------
   Total                                                                 28,411
                                                                         ------

Federal Government and Agencies (8.8%)
Federal Home Loan Bank, 1.06%, 3/10/04                       13,110,000  13,083
Federal Home Loan Mortgage Co., 1.045%, 3/25/04               7,000,000   6,983
Federal National Mortgage Association, 1.06%, 1/20/04         7,500,000   7,496
Federal National Mortgage Association, 1.08%, 3/8/04          7,500,000   7,485
                                                                         ------
   Total                                                                 35,047
                                                                         ------

Finance Lessors (13.3%)
Delaware Funding, 1.08%, 1/20/04                              5,100,000   5,097
Delaware Funding, 1.08%, 1/26/04                              8,310,000   8,304
Receivable Capital Trust, 1.08%, 1/15/04                     12,000,000  11,996
Thunder Bay Funding, Inc., 1.08%, 1/20/04                     8,900,000   8,895
Thunder Bay Funding, Inc., 1.08%, 2/11/04                     7,000,000   6,991
Windmill Funding Corp., 1.09%, 2/2/04                        12,000,000  11,988
                                                                         ------
   Total                                                                 53,271
                                                                         ------

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Finance Services (5.3%)
Ciesco LP, 1.075%, 2/11/04                                    9,525,000   9,513
Preferred Receivable Funding, 1.09%, 1/26/04                 11,500,000  11,492
                                                                         ------
   Total                                                                 21,005
                                                                         ------

Flavoring Extracts and Syrups (3.0%)
Coca-Cola Co, 1.09%, 3/16/04                                 12,000,000  11,973
                                                                         ------
   Total                                                                 11,973
                                                                         ------

Miscellaneous Business Credit Institutions (7.5%)
Catepillar Financial Svc, 1.3231%, 6/1/04                     4,000,000   4,000
General Electric, 1.25%, 7/9/07                               5,000,000   5,000
General Electric Capital, 1.12%, 2/17/04                      7,000,000   6,990
John Deere Capital Corp., 1.21%, 1/13/04                      4,000,000   3,998
Paccar Financial Corp, 1.06%, 3/25/04                        10,000,000   9,975
                                                                         ------
   Total                                                                 29,963
                                                                         ------

Personal Credit Institutions (10.0%)
American Express Credit, 1.08%, 4/1/04                       10,375,000  10,346
American General, 1.15%, 1/12/04                              7,025,000   7,023
American General, 1.15%, 1/29/04                              5,000,000   4,996
Associates Corp, 1.27%, 6/26/04                               5,000,000   5,000
Household Finance Corp, 1.52%, 5/28/04                        5,500,000   5,507
Household Finance Corp., 1.09%, 1/15/04                       7,000,000   6,997
                                                                         ------
   Total                                                                 39,869
                                                                         ------

Pharmaceutical Preparations (1.6%)
Pfizer, Inc., 1.05%, 2/9/04                                   6,480,000   6,473
                                                                         ------
   Total                                                                  6,473
                                                                         ------

Security Brokers and Dealers (6.2%)
Citigroup Global Markets, 1.07%, 1/15/04                     12,500,000  12,494
Morgan Stanley Dean Witter, 1.09%, 1/23/04                   12,500,000  12,492
                                                                         ------
   Total                                                                 24,986
                                                                         ------

Short Term Business Credit (13.9%)
Cxc Inc., 1.08%, 1/9/04                                       5,680,000   5,679
Cxc Inc., 1.09%, 2/24/04                                      8,470,000   8,456
Old Line Funding corp., 1.08%, 2/5/04                         9,990,000   9,980
Old Line Funding corp., 1.09%, 2/9/04                         5,196,000   5,190

                                                         Money Market Portfolio

 Money Market Portfolio


                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Short Term Business Credit continued
Sheffield Receivables, 1.1%, 1/13/04                          8,470,000    8,467
Sheffield Receivables, 1.08%, 2/17/04                         6,000,000    5,992
Transamerica Financial, 1.07%, 1/16/04                       11,735,000   11,729
                                                                         -------
   Total                                                                  55,493
                                                                         -------

Utilities (3.0%)
National Rural Utility, 1.08%, 1/13/04                        6,000,000    5,997
National Rural Utility, 1.07%, 1/26/04                        6,000,000    5,996
                                                                         -------
   Total                                                                  11,993
                                                                         -------

   Total Money Market Investment (Cost: $378,463)                        378,463
                                                                         -------

                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (5.5%)      $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies (5.5%)
Freddie Mac, 1.52%, 11/19/04                                  7,000,000    7,000
US Treasury, 3.00%, 1/31/04                                  15,000,000   15,022
                                                                         -------

   Total Government (Domestic and Foreign) and Agency
     Bonds (Cost: $22,022)                                                22,022
                                                                         -------

   Total Investments (100.2%) (Cost $400,485)(a)                         400,485
                                                                         -------

   Other Assets, Less Liabilities (-0.2%)                                   (612)
                                                                         -------

   Total Net Assets (100.0%)                                             399,873
                                                                         -------

(a)Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

Money Market Portfolio

 Accountants' Report


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

Report of Independent Auditors

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse Coopers LLP
Milwaukee, Wisconsin
January 29, 2004

                                                           Accountants' Report

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2003
(in thousands)

                                                                                                Franklin
                                                                                                Templeton
                                       Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                      Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..........  $  366,600    $  121,771     $1,186,836   $   66,287    $  795,651      $   43,963
  Cash...............................          20           402             --          129           106              77
  Due From Sale of Securities........       4,966           749          6,468          329            --              33
  Due From Sale of Foreign
   Currency..........................          --            --             --          181           713              --
  Futures Variation Margin...........          --            --             --           --            --              --
  Dividends and Interest
   Receivables.......................          50           115            269           11         1,144              58
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Assets......................     371,636       123,037      1,193,573       66,937       797,614          44,131
                                       ----------    ----------     ----------   ----------    ----------      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....       4,745           988          5,467           --           709              --
  Due on Purchase of Foreign
   Currency..........................          --            --             --          188           713              --
  Due to Investment Advisor..........         183            91            553           31           433              32
  Accrued Expenses...................          15            14             11           28            52               8
  Futures Variation Margin...........          81            --             --           --            --              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Liabilities.................       5,024         1,093          6,031          247         1,907              40
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Net Assets........................  $  366,612    $  121,944     $1,187,542   $   66,690    $  795,707      $   44,091
                                       ==========    ==========     ==========   ==========    ==========      ==========
Represented By:
  Aggregate Paid in Capital (2), (3).  $  340,672    $   99,314     $1,205,285   $   56,676    $  762,163      $   34,984
  Undistributed Net Investment
   Income (Loss).....................          --           525             --          (53)       14,368              15
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................     (27,655)        1,761       (215,847)      (5,518)     (122,339)             85
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............      53,674        20,344        198,104       15,580       141,408           9,007
   Futures Contracts.................         (79)           --             --           --            --              --
   Foreign Currency
    Transactions.....................          --            --             --            5           107              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
  Net Assets for Shares
   Outstanding (2)...................  $  366,612    $  121,944     $1,187,542   $   66,690    $  795,707      $   44,091
                                       ==========    ==========     ==========   ==========    ==========      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........  $     1.94    $     1.29     $     2.72   $     1.09    $     1.41      $     1.32
                                       ==========    ==========     ==========   ==========    ==========      ==========
(1) Investments, at cost.............  $  312,926    $  101,427     $  988,732   $   50,707    $  654,243      $   34,956
(2) Shares Outstanding...............     189,328        94,705        436,252       61,120       563,712          33,520
(3) Shares authorized, $.01 par
 value...............................   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000       2,000,000


                                       Index 400
                                         Stock
                                       Portfolio
-------------------------------------------------
Assets
  Investments, at value (1).......... $  342,532
  Cash...............................         --
  Due From Sale of Securities........         --
  Due From Sale of Foreign
   Currency..........................         --
  Futures Variation Margin...........         --
  Dividends and Interest
   Receivables.......................        206
                                      ----------
   Total Assets......................    342,738
                                      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....         55
  Due on Purchase of Foreign
   Currency..........................         --
  Due to Investment Advisor..........         76
  Accrued Expenses...................         16
  Futures Variation Margin...........         91
                                      ----------
   Total Liabilities.................        238
                                      ----------
   Net Assets........................ $  342,500
                                      ==========
Represented By:
  Aggregate Paid in Capital (2), (3). $  295,957
  Undistributed Net Investment
   Income (Loss).....................      2,436
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................       (997)
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............     44,667
   Futures Contracts.................        437
   Foreign Currency
    Transactions.....................         --
                                      ----------
  Net Assets for Shares
   Outstanding (2)................... $  342,500
                                      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........ $     1.28
                                      ==========
(1) Investments, at cost............. $  297,865
(2) Shares Outstanding...............    268,604
(3) Shares authorized, $.01 par
 value...............................  2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities

                                   Capital
                          Large   Guardian  T. Rowe Price                                    High
Janus Capital  Growth   Cap Core  Domestic     Equity     Index 500    Asset                 Yield    Select     Money
Appreciation    Stock     Stock    Equity      Income       Stock    Allocation Balanced     Bond      Bond     Market
  Portfolio   Portfolio Portfolio Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio Portfolio Portfolio
------------------------------------------------------------------------------------------------------------------------
    $40,300    $662,899  $449,388  $136,009     $47,301   $1,756,416  $130,922  $3,003,621  $196,360  $730,882  $400,485
        200          --        --       272         219           --       414          --        --        --        --
         --       3,018     1,972       212          58           --       324          --       300        --        --
         --          --        --        --          --           --        56          --        --        --        --
         --          23        --        --          --           77        29       1,075        --        75        --
         12         494       423       283         122        2,305       568      13,193     3,140     5,524       225
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
     40,512     666,434   451,783   136,776      47,700    1,758,798   132,313   3,017,889   199,800   736,481   400,710
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,747         304     4,050       589          --        2,351     1,718     125,630       331   114,987       837
         --          --        --        --          --           --        --          --        --        --        --
         28         250       172        78          25          308        69         771        85       169        --
          7           9         7        10          11           19        48          --        13        --        --
         --          --        --        --          --           --        --          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,782         563     4,229       677          36        2,678     1,835     126,401       429   115,156       837
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871  $447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488  $199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $31,203    $677,386  $571,511  $121,585     $40,817   $1,348,313  $119,038  $2,149,989  $251,142  $580,676  $399,873
         --       4,542     4,200        19           4       23,815      (26)      72,758    14,473    25,295        --
      (111)    (96,110) (166,183)   (3,679)         192       14,162   (1,323)      78,577  (76,427)     8,580        --
      5,638      79,727    38,026    18,174       6,651      368,739    12,358     574,335    10,183     5,546        --
         --         326        --        --          --        1,091       429      15,829        --     1,228        --
         --          --        --        --          --           --         2          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871  $447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488  $199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
      $1.20       $1.87     $1.07     $1.00       $1.22        $2.72     $1.02       $1.85     $0.73     $1.26     $1.00
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $34,662    $583,172  $411,362  $117,835     $40,650   $1,387,677  $118,564  $2,429,286  $186,177  $725,336  $400,485
     30,705     355,603   419,669   135,480      39,108      644,531   128,181   1,562,349   274,977   492,394   399,893
  2,000,000   2,000,000 2,000,000 2,000,000   2,000,000    2,000,000 2,000,000   3,000,000 2,000,000 1,000,000 2,000,000


                                           Statements of Assets and Liabilities

 Statement of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2003
(in thousands)

                                                                                         Franklin
                                              T. Rowe Price                              Templeton
                                  Small Cap     Small Cap    Aggressive  International International AllianceBernstein Index 400
                                 Growth Stock     Value     Growth Stock    Growth        Equity       Mid Cap Value     Stock
                                  Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio (a)   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
 Income
   Interest.....................   $   320       $    37      $  1,097      $    29      $    349         $   20        $   191
   Dividends (1)................       385         1,306         3,440          882        19,247            348          2,988
                                   -------       -------      --------      -------      --------         ------        -------
     Total Income...............       705         1,343         4,537          911        19,596            368          3,179
                                   -------       -------      --------      -------      --------         ------        -------
 Expenses
   Management Fees..............     1,704           736         5,546          361         4,249            192            669
   Custodian Fees...............        21            31            17          221           451              6             30
   Audit Fees...................        17            14            19           18            23             12             17
   Other Expenses...............         1            --             1            2             2              2              3
                                   -------       -------      --------      -------      --------         ------        -------
     Total Expenses.............     1,743           781         5,583          602         4,725            212            719
                                   -------       -------      --------      -------      --------         ------        -------
    Less Waived Fees:
     Paid by Affiliate..........        --            --            --          (72)           --             --             --
     Paid Indirectly............        (2)           --            (3)          --            --             --             (1)
                                   -------       -------      --------      -------      --------         ------        -------
     Total Net Expenses.........     1,741           781         5,580          530         4,725            212            718
                                   -------       -------      --------      -------      --------         ------        -------
   Net Investment Income
    (Loss)......................    (1,036)          562        (1,043)         381        14,871            156          2,461
Realized and Unrealized Gain
 (Loss) on Investments and
 Foreign Currencies
 Net Realized Gain (Loss) on:
   Investment Securities........    14,541         2,029          (425)        (894)      (47,386)           485         (1,391)
   Futures Contracts............     3,708            --         1,468           --            --             --          4,843
   Foreign Currency
    Transactions................        --            --            --           (8)         (424)            --             --
                                   -------       -------      --------      -------      --------         ------        -------
     Net Realized Gain (Loss)
       on Investments and
       Foreign Currencies.......    18,249         2,029         1,043         (902)      (47,810)           485          3,452
                                   -------       -------      --------      -------      --------         ------        -------
 Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities........    69,799        24,642       238,195       17,916       260,496          9,007         77,537
   Futures Contracts............       (79)           --            --           --            --             --            550
   Foreign Currency
    Transactions................        --            --            --            3            23             --             --
                                   -------       -------      --------      -------      --------         ------        -------
     Net Change in Unrealized
       Appreciation
       (Depreciation) of
       Investments..............    69,720        24,642       238,195       17,919       260,519          9,007         78,087
                                   -------       -------      --------      -------      --------         ------        -------
 Net Gain (Loss) on
   Investments..................    87,969        26,671       239,238       17,017       212,709          9,492         81,539
                                   -------       -------      --------      -------      --------         ------        -------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations.....................   $86,933       $27,233      $238,195      $17,398      $227,580         $9,648        $84,000
                                   =======       =======      ========      =======      ========         ======        =======
 (1) Less Foreign Dividend Tax..   $    --       $     1      $     13      $    17      $    969         $    1        $    --

 (a) Commenced operations on May 1, 2003

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Operations

                                    Capital     T. Rowe
    Janus                          Guardian      Price
   Capital     Growth   Large Cap  Domestic     Equity     Index 500   Asset              High Yield               Money
Appreciation    Stock   Core Stock  Equity      Income       Stock   Allocation Balanced     Bond    Select Bond  Market
Portfolio (a) Portfolio Portfolio  Portfolio Portfolio (a) Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------------------------
   $   31     $    342   $    133   $    64     $   15     $    335   $ 2,248   $ 61,066   $15,144    $ 27,379    $ 5,837
      167        6,755      5,869     2,403        599       26,609       671     20,376       333          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      198        7,097      6,002     2,467        614       26,944     2,919     81,442    15,477      27,379      5,837
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      166        2,519      1,764       638        152        3,004       671      8,037       825       1,898      1,420
        8           18         18         6         14           40       141         --        28          --         --
       12           18         18        13         12           18        17         --        21          --         --
        1            1          2         4          2            2         4         --         2          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      187        2,556      1,802       661        180        3,064       833      8,037       876       1,898      1,420
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
       --           --         --        --         (4)          --        --         --        --          --     (1,420)
       (3)          (1)        (1)       (1)        (1)          (1)       (1)        --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      184        2,555      1,801       660        175        3,063       832      8,037       876       1,898         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
       14        4,542      4,201     1,807        439       23,881     2,087     73,405    14,601      25,481      5,837
      (34)      21,423    (84,731)      215        408       10,878     1,108     57,545     7,972      10,145         --
       --          588         --        --         --        6,536     2,401     80,913        --       7,414         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      (34)      22,011    (84,731)      215        408       17,414     3,511    138,458     7,972      17,559         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,638       77,808    167,352    29,182      6,651      342,968    16,089    208,415    20,079     (11,453)        --
       --          400         --        --         --        1,440       683     25,295        --       1,418         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,638       78,208    167,352    29,182      6,651      344,408    16,774    233,710    20,079     (10,035)        --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,604      100,219     82,621    29,397      7,059      361,822    20,285    372,168    28,051       7,524         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
   $5,618     $104,761   $ 86,822   $31,204     $7,498     $385,703   $22,372   $445,573   $42,652    $ 33,005    $ 5,837
   ======     ========   ========   =======     ======     ========   =======   ========   =======    ========    =======
   $   --     $      5   $     14   $    18     $    2     $     --   $    56   $     --   $    --    $     --    $    --


                                                        Statement of Operations

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ (1,036)    $   (740)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     18,249      (18,550)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     69,720      (38,652)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     86,933      (57,942)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --         (432)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --         (432)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 35,064 and 38,312 Shares....     58,399       63,816
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 233 shares,
     respectively)...................................         --          432
   Payments for 20,868 and 26,639 Shares Redeemed....    (33,600)     (42,442)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (14,196 and 11,906 shares, respectively).......     24,799       21,806
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    111,732      (36,568)
Net Assets
   Beginning of Period...............................    254,880      291,448
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively)...   $366,612     $254,880
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
T. Rowe Price Small Cap Value Portfolio                   2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    562     $    261
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      2,029         (235)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     24,642       (5,490)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     27,233       (5,464)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --         (330)
   Net Realized Gain on Investments..................         --          (20)
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --         (350)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 38,564 and 55,011 Shares....     42,482       57,721
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 358 shares,
     respectively)...................................         --          350
   Payments for 10,062 and 9,858 Shares Redeemed.....    (10,854)     (10,177)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (28,502 and 45,511 shares, respectively).......     31,628       47,894
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     58,861       42,080
Net Assets
   Beginning of Period...............................     63,083       21,003
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $525 and $36,
     respectively)...................................   $121,944     $ 63,083
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.



                                                         For the      For the
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
Aggressive Growth Stock Portfolio                          2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   (1,043)  $   (1,314)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies...............................       1,043     (196,859)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments....................     238,195      (79,860)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................     238,195     (278,033)
                                                        ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income..............................          --       (1,101)
   Net Realized Gain on Investments...................          --      (24,420)
                                                        ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................          --      (25,521)
                                                        ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 33,086 and 39,350 Shares.....      78,472       99,265
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 9,223 shares,
     respectively)....................................          --       25,521
   Payments for 52,230 and 68,530 Shares Redeemed.....    (123,200)    (169,033)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((19,144) and (19,957) shares, respectively)....     (44,728)     (44,247)
                                                        ----------   ----------
 Total Increase (Decrease) in Net Assets..............     193,467     (347,801)
Net Assets
   Beginning of Period................................     994,075    1,341,876
                                                        ----------   ----------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively)....  $1,187,542   $  994,075
                                                        ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
International Growth Portfolio                            2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    381     $    201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       (902)      (3,549)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     17,919       (1,096)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     17,398       (4,444)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (420)        (186)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (420)        (186)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 30,332 and 33,327 Shares....     27,066       28,213
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (388 and 239 shares,
     respectively)...................................        420          186
   Payments for 14,368 and 18,478 Shares Redeemed....    (13,147)     (15,296)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (16,352 and 15,088 shares, respectively).......     14,339       13,103
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     31,317        8,473
Net Assets
   Beginning of Period...............................     35,373       26,900
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of ($53) and ($5),
     respectively)...................................   $ 66,690     $ 35,373
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements


                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Franklin Templeton International Equity Portfolio         2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $  14,871    $  11,362
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................    (47,810)     (59,464)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................    260,519      (65,933)
                                                       ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    227,580     (114,035)
                                                       ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income.............................    (11,039)     (13,714)
   Net Realized Gain on Investments..................         --           --
                                                       ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (11,039)     (13,714)
                                                       ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 306,456 and 793,092
     Shares..........................................    326,386      933,407
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,594 and 10,614
     shares, respectively)...........................     11,039       13,714
   Payments for 303,227 and 821,108 Shares
     Redeemed........................................   (321,361)    (972,683)
                                                       ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (13,823 and (17,402) shares, respectively).....     16,064      (25,562)
                                                       ---------    ---------
 Total Increase (Decrease) in Net Assets.............    232,605     (153,311)
Net Assets
   Beginning of Period...............................    563,102      716,413
                                                       ---------    ---------
   End of Period (Includes undistributed net
     investment income of $14,368 and $10,960,
     respectively)...................................  $ 795,707    $ 563,102
                                                       =========    =========

                                                               For the
                                                            Period May 1,
                                                               2003(a)
                                                               through
    AllianceBernstein Mid Cap Value Portfolio             December 31, 2003
    -----------------------------------------------------------------------
                                                           (In thousands)
    Change in Net Assets
     Operations
       Net Investment Income (Loss)......................      $   156
       Net Realized Gain (Loss) on Investments and
         Foreign Currencies..............................          485
       Net Change in Unrealized Appreciation
         (Depreciation) of Investments...................        9,007
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations......................        9,648
                                                               -------
     Distributions to Shareholders from:
       Net Investment Income.............................         (160)
       Net Realized Gain on Investments..................         (381)
                                                               -------
         Net Decrease in Net Assets Resulting from
          Distributions to Shareholders..................         (541)
                                                               -------
     Fund Share Transactions:
       Proceeds from Sale of 33,540 Shares...............       34,956
       Proceeds from Shares Issued on Reinvestment of
         Distributions Paid (415 shares).................          541
       Payments for 435 Shares Redeemed..................         (513)
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Fund Share Transactions
          (33,520 shares)................................       34,984
                                                               -------
     Total Increase (Decrease) in Net Assets.............       44,091
    Net Assets
       Beginning of Period...............................           --
                                                               -------
       End of Period (Includes undistributed net
         investment income of $15).......................      $44,091
                                                               =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 400 Stock Portfolio                                 2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  2,461     $  1,963
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      3,452       (1,450)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     78,087      (38,914)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     84,000      (38,401)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (1,934)      (1,830)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (1,934)      (1,830)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 57,250 and 74,689 Shares....     61,744       80,833
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,962 and 1,547 shares,
     respectively)...................................      1,934        1,830
   Payments for 27,449 and 27,258 Shares Redeemed....    (28,654)     (27,756)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (31,763 and 48,978 shares, respectively).......     35,024       54,907
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    117,090       14,676
Net Assets
   Beginning of Period...............................    225,410      210,734
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $ 2,436 and $1,961,
     respectively)...................................   $342,500     $225,410
                                                        ========     ========

                                                               For the
                                                            Period May 1,
                                                               2003(a)
                                                               through
    Janus Capital Appreciation Portfolio                  December 31, 2003
    -----------------------------------------------------------------------
                                                           (In thousands)
    Change in Net Assets
     Operations
       Net Investment Income (Loss)......................      $    14
       Net Realized Gain (Loss) on Investments and
         Foreign Currencies..............................          (34)
       Net Change in Unrealized Appreciation
         (Depreciation) of Investments...................        5,638
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations......................        5,618
                                                               -------
     Distributions to Shareholders from:
       Net Investment Income.............................          (14)
       Net Realized Gain on Investments..................          (77)
                                                               -------
         Net Decrease in Net Assets Resulting from
          Distributions to Shareholders..................          (91)
                                                               -------
     Fund Share Transactions:
       Proceeds from Sale of 31,143 Shares...............       31,680
       Proceeds from Shares Issued on Reinvestment of
         Distributions Paid (77 shares)..................           91
       Payments for 515 Shares Redeemed..................         (568)
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Fund Share Transactions
          (30,705 shares)................................       31,203
                                                               -------
     Total Increase (Decrease) in Net Assets.............       36,730
    Net Assets
       Beginning of Period...............................           --
                                                               -------
       End of Period (Includes undistributed net
         investment income of $0)........................      $36,730
                                                               =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                                                         For the      For the
                                                                                                        Year Ended   Year Ended
                                                                                                       December 31, December 31,
Growth Stock Portfolio                                                                                     2003         2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)......................................................................   $  4,542    $   4,774
    Net Realized Gain (Loss) on Investments and Foreign Currencies....................................     22,011      (64,986)
    Net Change in Unrealized Appreciation (Depreciation) of Investments...............................     78,208      (86,687)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................    104,761     (146,899)
                                                                                                         --------    ---------
  Distributions to Shareholders from:
    Net Investment Income.............................................................................     (4,774)      (7,118)
    Net Realized Gain on Investments..................................................................         --           --
                                                                                                         --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders..........................     (4,774)      (7,118)
                                                                                                         --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 46,115 and 46,554 Shares....................................................     76,995       84,505
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,934 and 3,673 shares,
     respectively)....................................................................................      4,774        7,118
    Payments for 40,664 and 46,693 Shares Redeemed....................................................    (67,306)     (82,763)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (8,385 and 3,534
      shares, respectively)...........................................................................     14,463        8,860
                                                                                                         --------    ---------
  Total Increase (Decrease) in Net Assets.............................................................    114,450     (145,157)
Net Assets
    Beginning of Period...............................................................................    551,421      696,578
                                                                                                         --------    ---------
    End of Period (Includes undistributed net investment income of $4,542 and $4,774, respectively)...   $665,871    $ 551,421
                                                                                                         ========    =========


                                                                                                         For the      For the
                                                                                                        Year Ended   Year Ended
                                                                                                       December 31, December 31,
Large Cap Core Stock Portfolio                                                                             2003         2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)......................................................................   $  4,201    $   3,770
    Net Realized Gain (Loss) on Investments and Foreign Currencies....................................    (84,731)     (51,494)
    Net Change in Unrealized Appreciation (Depreciation) of Investments...............................    167,352     (105,636)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................     86,822     (153,360)
                                                                                                         --------    ---------
  Distributions to Shareholders from:
    Net Investment Income.............................................................................     (3,770)      (4,121)
    Net Realized Gain on Investments..................................................................         --           --
                                                                                                         --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders..........................     (3,770)      (4,121)
                                                                                                         --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 44,876 and 39,423 Shares....................................................     42,265       41,359
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,194 and 3,763 shares,
     respectively)....................................................................................      3,770        4,121
    Payments for 51,025 and 71,491 Shares Redeemed....................................................    (47,477)     (70,727)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((1,955) and
      (28,305) shares, respectively)..................................................................     (1,442)     (25,247)
                                                                                                         --------    ---------
  Total Increase (Decrease) in Net Assets.............................................................     81,610     (182,728)
Net Assets
    Beginning of Period...............................................................................    365,944      548,672
                                                                                                         --------    ---------
    End of Period (Includes undistributed net investment income of $4,200 and $3,769, respectively)...   $447,554    $ 365,944
                                                                                                         ========    =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Capital Guardian Domestic Equity Portfolio                          2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  1,807     $    899
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................        215       (3,717)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     29,182      (11,278)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     31,204      (14,096)
                                                                  --------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (1,804)        (882)
   Net Realized Gain on Investments............................         --           --
                                                                  --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (1,804)        (882)
                                                                  --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 46,482 and 58,893 Shares..............     39,838       50,973
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,826 and 1,153 shares,
     respectively).............................................      1,804          882
   Payments for 10,806 and 3,873 Shares Redeemed...............     (9,217)      (3,325)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (37,502 and 56,173 shares,
      respectively)............................................     32,425       48,530
                                                                  --------     --------
 Total Increase (Decrease) in Net Assets.......................     61,825       33,552
Net Assets
   Beginning of Period.........................................     74,274       40,722
                                                                  --------     --------
   End of Period (Includes undistributed net investment
     income of $19 and $17, respectively)......................   $136,099     $ 74,274
                                                                  ========     ========

                                                                     For the
                                                                  Period May 1,
                                                                     2003(a)
                                                                     through
T. Rowe Price Equity Income Portfolio                           December 31, 2003
---------------------------------------------------------------------------------
                                                                 (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................      $   439
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................          408
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................        6,651
                                                                     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................        7,498
                                                                     -------
 Distributions to Shareholders from:
   Net Investment Income.......................................         (435)
   Net Realized Gain on Investments............................         (216)
                                                                     -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................         (651)
                                                                     -------
 Fund Share Transactions:
   Proceeds from Sale of 39,054 Shares.........................       40,714
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (543 shares)...........................          651
   Payments for 489 Shares Redeemed............................         (548)
                                                                     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (39,108 shares)..................       40,817
                                                                     -------
 Total Increase (Decrease) in Net Assets.......................       47,664
Net Assets
   Beginning of Period.........................................           --
                                                                     -------
   End of Period (Includes undistributed net investment
     income of $4).............................................      $47,664
                                                                     =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Index 500 Stock Portfolio                                           2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   23,881   $   22,006
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................      17,414        7,557
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     344,408     (432,104)
                                                                 ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     385,703     (402,541)
                                                                 ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (21,914)     (21,302)
   Net Realized Gain on Investments............................      (8,037)     (35,471)
                                                                 ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (29,951)     (56,773)
                                                                 ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 64,442 and 69,220 Shares..............     153,657      173,178
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (13,329 and 21,521 shares,
     respectively).............................................      29,951       56,773
   Payments for 62,305 and 95,445 Shares Redeemed..............    (146,121)    (229,631)
                                                                 ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (15,466 and (4,704) shares,
      respectively)............................................      37,487          320
                                                                 ----------   ----------
 Total Increase (Decrease) in Net Assets.......................     393,239     (458,994)
Net Assets
   Beginning of Period.........................................   1,362,881    1,821,875
                                                                 ----------   ----------
   End of Period (Includes undistributed net investment
     income of $23,815 and $21,934, respectively)..............  $1,756,120   $1,362,881
                                                                 ==========   ==========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Asset Allocation Portfolio                                          2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  2,087     $ 1,408
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................      3,511      (4,624)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     16,774      (3,891)
                                                                  --------     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     22,372      (7,107)
                                                                  --------     -------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (2,122)     (1,415)
   Net Realized Gain on Investments............................         --          --
                                                                  --------     -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (2,122)     (1,415)
                                                                  --------     -------
 Fund Share Transactions:
   Proceeds from Sale of 60,300 and 66,250 Shares..............     55,946      61,003
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,087 and 1,657 shares,
     respectively).............................................      2,122       1,415
   Payments for 35,897 and 7,491 Shares Redeemed...............    (35,100)     (6,752)
                                                                  --------     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (26,490 and 60,416 shares,
      respectively)............................................     22,968      55,666
                                                                  --------     -------
 Total Increase (Decrease) in Net Assets.......................     43,218      47,144
Net Assets
   Beginning of Period.........................................     87,260      40,116
                                                                  --------     -------
   End of Period (Includes undistributed net investment
     income of $(26) and ($2), respectively)...................   $130,478     $87,260
                                                                  ========     =======

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                         For the      For the
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
Balanced Portfolio                                         2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   73,405   $   85,457
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies...............................     138,458      (37,341)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments....................     233,710     (273,763)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................     445,573     (225,647)
                                                        ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income..............................     (85,974)    (106,128)
   Net Realized Gain on Investments...................          --           --
                                                        ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................     (85,974)    (106,128)
                                                        ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 98,048 and 100,999 Shares....     167,389      173,165
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (52,328 and 61,452
     shares, respectively)............................      85,974      106,128
   Payments for 167,140 and 237,957 Shares
     Redeemed.........................................    (283,003)    (397,126)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((16,764) and (75,506) shares, respectively)....     (29,640)    (117,833)
                                                        ----------   ----------
 Total Increase (Decrease) in Net Assets..............     329,959     (449,608)
Net Assets
   Beginning of Period................................   2,561,529    3,011,137
                                                        ----------   ----------
   End of Period (Includes undistributed net
     investment income of $72,758 and $85,237,
     respectively)....................................  $2,891,488   $2,561,529
                                                        ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
High Yield Bond Portfolio                                 2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 14,601     $ 14,659
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      7,972      (18,912)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     20,079         (272)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     42,652       (4,525)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (362)     (14,697)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (362)     (14,697)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 80,917 and 34,172 Shares....     52,808       21,670
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (572 and 26,069 shares,
     respectively)...................................        362       14,697
   Payments for 50,808 and 43,587 Shares Redeemed....    (33,642)     (27,262)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (30,681 and 16,654 shares, respectively).......     19,528        9,105
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     61,818      (10,117)
Net Assets
   Beginning of Period...............................    137,553      147,670
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $14,473 and $159,
     respectively)...................................   $199,371     $137,553
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Select Bond Portfolio                                               2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $  25,481     $ 24,237
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................     17,559       10,612
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................    (10,035)      20,473
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     33,005       55,322
                                                                 ---------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................    (24,369)     (21,737)
   Net Realized Gain on Investments............................    (13,905)      (3,098)
                                                                 ---------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................    (38,274)     (24,835)
                                                                 ---------     --------
 Fund Share Transactions:
   Proceeds from Sale of 106,806 and 155,728 Shares............    135,872      189,851
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (31,067 and 21,354 shares,
     respectively).............................................     38,274       24,835
   Payments for 105,045 and 54,469 Shares Redeemed.............   (131,570)     (66,561)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (32,828 and 122,613 shares,
      respectively)............................................     42,576      148,125
                                                                 ---------     --------
 Total Increase (Decrease) in Net Assets.......................     37,307      178,612
Net Assets
   Beginning of Period.........................................    584,018      405,406
                                                                 ---------     --------
   End of Period (Includes undistributed net investment
     income of $25,295 and $24,109, respectively)..............  $ 621,325     $584,018
                                                                 =========     ========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Money Market Portfolio                                              2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   5,837   $     7,636
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................         --            --
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................         --            --
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................      5,837         7,636
                                                                 ---------   -----------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (5,836)       (7,657)
   Net Realized Gain on Investments............................         --            --
                                                                 ---------   -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (5,836)       (7,657)
                                                                 ---------   -----------
 Fund Share Transactions:
   Proceeds from Sale of 420,450 and 1,171,850 Shares..........    420,450     1,171,850
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (5,836 and 7,657 shares,
     respectively).............................................      5,836         7,657
   Payments for 527,727 and 1,136,862 Shares Redeemed..........   (527,727)   (1,136,862)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ((101,441) and 42,645 shares,
      respectively)............................................   (101,441)       42,645
                                                                 ---------   -----------
 Total Increase (Decrease) in Net Assets.......................   (101,440)       42,624
Net Assets
   Beginning of Period.........................................    501,313       458,689
                                                                 ---------   -----------
   End of Period (Includes undistributed net investment
     income of $0 and $0, respectively)........................  $ 399,873   $   501,313
                                                                 =========   ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                                          For the Period
                                                                                                         April 30, 1999(a)
                                                                     For the Year Ended December 31,          through
Small Cap Growth Stock Portfolio                                 --------------------------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002      2001      2000          1999
---------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.46  $   1.79  $   1.86  $   1.79       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       --        --        --        --            --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.48     (0.33)    (0.07)     0.13          0.85
                                                                 --------  --------  --------  --------       -------
     Total from Investment Operations...........................     0.48     (0.33)    (0.07)     0.13          0.85
                                                                 --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --        --            --
    Distributions from Realized Gains on Investments............       --        --        --     (0.06)        (0.06)
                                                                 --------  --------  --------  --------       -------
     Total Distributions........................................       --        --        --     (0.06)        (0.06)
                                                                 --------  --------  --------  --------       -------
Net Asset Value, End of Period.................................. $   1.94  $   1.46  $   1.79  $   1.86       $  1.79
                                                                 ========  ========  ========  ========       =======
Total Return(e).................................................   33.06%   (18.42%)   (3.76%)    6.71%        86.09%
                                                                 ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $366,612  $254,880  $291,448  $250,314       $71,483
                                                                 ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.59%     0.60%     0.60%     0.67%         1.03%(d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.59%     0.60%     0.60%     0.67%         1.00%(d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.35%)   (0.26%)    0.17%     0.19%        (0.07%)(d)
                                                                 ========  ========  ========  ========       =======
Portfolio Turnover Rate.........................................   84.20%    41.87%    70.58%    86.13%        70.72%
                                                                 ========  ========  ========  ========       =======

                                                                                  For the Period
                                                              For the Year Ended July 31, 2001(b)
                                                                December 31,         through
T. Rowe Price Small Cap Value Portfolio                       ----------------     December 31,
(For a share outstanding throughout the period)                 2003      2002         2001
---------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period......................... $   0.95  $  1.02      $  1.00
  Income from Investment Operations:
    Net Investment Income....................................     0.01     0.01           --
    Net Realized and Unrealized Gains on Investments.........     0.33    (0.07)        0.02
                                                              --------  -------      -------
     Total from Investment Operations........................     0.34    (0.06)        0.02
                                                              --------  -------      -------
  Less Distributions:
    Distributions from Net Investment Income.................       --    (0.01)          --
    Distributions from Realized Gains on Investments.........       --       --           --
                                                              --------  -------      -------
     Total Distributions.....................................       --    (0.01)          --
                                                              --------  -------      -------
Net Asset Value, End of Period............................... $   1.29  $  0.95      $  1.02
                                                              ========  =======      =======
Total Return(e)..............................................   35.15%   (5.58%)       1.76%
                                                              ========  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..................... $121,944  $63,083      $21,003
                                                              ========  =======      =======
Ratio of Gross Expenses to Average Net Assets................    0.90%    1.02%       1.36% (d)
                                                              ========  =======      =======
Ratio of Net Expenses to Average Net Assets..................    0.90%    1.00%       1.00% (d)
                                                              ========  =======      =======
Ratio of Net Investment Income (Losses) to Average Net Assets    0.65%    0.54%       1.03% (d)
                                                              ========  =======      =======
Portfolio Turnover Rate......................................   33.78%   28.26%       49.70%
                                                              ========  =======      =======

(a)Portfolio commenced operations on April 30, 1999.
(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                              For the Year Ended December 31,
Aggressive Growth Stock Portfolio                                --------------------------------------------------------
(For a share outstanding throughout the period)                     2003       2002       2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.18  $   2.82  $     4.47  $     4.81  $     3.46
  Income from Investment Operations:
    Net Investment Income.......................................         --        --          --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.54     (0.59)      (0.83)       0.29        1.48
                                                                 ----------  --------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.54     (0.59)      (0.83)       0.29        1.48
                                                                 ----------  --------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................         --        --          --          --          --
    Distributions from Realized Gains on Investments............         --     (0.05)      (0.82)      (0.63)      (0.13)
                                                                 ----------  --------  ----------  ----------  ----------
     Total Distributions........................................         --     (0.05)      (0.82)      (0.63)      (0.13)
                                                                 ----------  --------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.72  $   2.18  $     2.82  $     4.47  $     4.81
                                                                 ==========  ========  ==========  ==========  ==========
Total Return(e).................................................     24.69%   (21.15%)    (19.87%)      6.18%      43.78%
                                                                 ==========  ========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,187,542  $994,075  $1,341,876  $1,696,013  $1,485,311
                                                                 ==========  ========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.52%     0.52%       0.52%       0.52%       0.51%
                                                                 ==========  ========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....     (0.10%)   (0.11%)      0.08%       0.09%      (0.02%)
                                                                 ==========  ========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     63.21%    43.37%      70.40%      63.18%      68.64%
                                                                 ==========  ========  ==========  ==========  ==========

                                                                                     For the Period
                                                                 For the Year Ended July 31, 2001(b)
                                                                    December 31,        through
International Growth Portfolio                                   -----------------    December 31,
(For a share outstanding throughout the period)                    2003     2002          2001
------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $  0.79  $   0.91      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................    0.01        --           --
    Net Realized and Unrealized Gains (Losses) on Investments...    0.30     (0.12)       (0.09)
                                                                 -------  --------      -------
     Total from Investment Operations...........................    0.31     (0.12)       (0.09)
                                                                 -------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................   (0.01)       --           --
    Distributions from Realized Gains on Investments............      --        --           --
                                                                 -------  --------      -------
     Total Distributions........................................   (0.01)       --           --
                                                                 -------  --------      -------
Net Asset Value, End of Period.................................. $  1.09  $   0.79      $  0.91
                                                                 =======  ========      =======
Total Return(e).................................................  38.99%   (12.34%)      (9.40%)
                                                                 =======  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $66,690  $ 35,373      $26,900
                                                                 =======  ========      =======
Ratio of Gross Expenses to Average Net Assets...................   1.25%     1.15%       1.25% (d)
                                                                 =======  ========      =======
Ratio of Net Expenses to Average Net Assets.....................   1.10%     1.10%       1.10% (d)
                                                                 =======  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   0.79%     0.62%       0.05% (d)
                                                                 =======  ========      =======
Portfolio Turnover Rate.........................................  58.09%    27.28%       18.45%
                                                                 =======  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Franklin Templeton International Equity                          ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.02  $   1.26  $   1.63  $   1.78  $   1.68
  Income from Investment Operations:
    Net Investment Income.......................................     0.03      0.02      0.02      0.02      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.38     (0.24)    (0.23)    (0.04)     0.33
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.41     (0.22)    (0.21)    (0.02)     0.36
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.02)    (0.03)    (0.04)    (0.05)
    Distributions from Realized Gains on Investments............       --        --     (0.13)    (0.09)    (0.21)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.02)    (0.16)    (0.13)    (0.26)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.41  $   1.02  $   1.26  $   1.63  $   1.78
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   40.46%   (17.40%)  (14.00%)   (0.79%)   22.88%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $795,707  $563,102  $716,413  $809,617  $772,170
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.74%     0.74%     0.74%     0.73%     0.74%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    2.33%     1.72%     1.99%     1.77%     2.62%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   24.87%    30.94%    34.52%    26.95%    38.37%
                                                                 ========  ========  ========  ========  ========

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
AllianceBernstein Mid Cap Value Portfolio                         December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       0.01
    Net Realized and Unrealized Gains (Losses) on Investments...       0.32
                                                                    -------
     Total from Investment Operations...........................       0.33
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.00)(f)
    Distributions from Realized Gains on Investments............      (0.01)
                                                                    -------
     Total Distributions........................................      (0.01)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.32
                                                                    =======
Total Return(e).................................................     33.16%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $44,091
                                                                    =======
Ratio of Expenses to Average Net Assets.........................     0.94% (d)
                                                                    =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....     0.70% (d)
                                                                    =======
Portfolio Turnover Rate.........................................      9.68%
                                                                    =======

(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                                          For the Period
                                                                                                         April 30, 1999(a)
                                                                     For the Year Ended December 31,          through
Index 400 Stock Portfolio                                        --------------------------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002      2001      2000          1999
---------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.95  $   1.12  $   1.14  $   1.11       $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01        --      0.02          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.33     (0.17)    (0.01)     0.16          0.12
                                                                 --------  --------  --------  --------       -------
     Total from Investment Operations...........................     0.34     (0.16)    (0.01)     0.18          0.13
                                                                 --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)       --     (0.02)        (0.01)
    Distributions from Realized Gains on Investments............       --        --     (0.01)    (0.13)        (0.01)
                                                                 --------  --------  --------  --------       -------
     Total Distributions........................................    (0.01)    (0.01)    (0.01)    (0.15)        (0.02)
                                                                 --------  --------  --------  --------       -------
Net Asset Value, End of Period.................................. $   1.28  $   0.95  $   1.12  $   1.14       $  1.11
                                                                 ========  ========  ========  ========       =======
Total Return(e).................................................   35.01%   (14.54%)   (0.65%)   17.21%        12.83%
                                                                 ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $342,500  $225,410  $210,734  $137,616       $59,644
                                                                 ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.27%     0.28%     0.31%     0.32%        0.46% (d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.27%     0.28%     0.31%     0.32%        0.35% (d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Investment Income to Average Net Assets............    0.92%     0.86%     1.06%     1.71%        1.69% (d)
                                                                 ========  ========  ========  ========       =======
Portfolio Turnover Rate.........................................    9.74%    15.60%    19.06%    54.60%        26.51%
                                                                 ========  ========  ========  ========       =======

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
Janus Capital Appreciation Portfolio                              December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss)................................         --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.20
                                                                    -------
     Total from Investment Operations...........................       0.20
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.00)(f)
    Distributions from Realized Gains on Investments............      (0.00)(f)
                                                                    -------
     Total Distributions........................................      (0.00)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.20
                                                                    =======
Total Return(e).................................................     19.90%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $36,730
                                                                    =======
Ratio of Expenses to Average Net Assets.........................     0.90% (d)
                                                                    =======
Ratio of Net Investment Income to Average Net Assets............     0.07% (d)
                                                                    =======
Portfolio Turnover Rate.........................................     33.68%
                                                                    =======

(a)Portfolio commenced operations on April 30, 1999.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Growth Stock Portfolio                                           ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.59  $   2.03  $   2.47  $   2.66  $   2.25
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.02      0.03      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.28     (0.43)    (0.36)    (0.09)     0.47
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.29     (0.42)    (0.34)    (0.06)     0.50
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.02)    (0.02)    (0.02)    (0.03)
    Distributions from Realized Gains on Investments............       --        --     (0.08)    (0.11)    (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.02)    (0.10)    (0.13)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.87  $   1.59  $   2.03  $   2.47  $   2.66
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   18.94%   (20.83%)  (14.22%)   (2.49%)   22.50%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $665,871  $551,421  $696,578  $770,816  $676,134
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.43%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    0.77%     0.76%     1.01%     1.12%     1.22%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   40.89%    28.06%    27.98%    28.01%    27.26%
                                                                 ========  ========  ========  ========  ========

                                                                          For the Year Ended December 31,
Large Cap Core Stock Portfolio                                   ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.87  $   1.22  $   1.37  $   1.56  $   1.62
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.20     (0.35)    (0.11)    (0.11)     0.12
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.21     (0.34)    (0.10)    (0.10)     0.13
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)    (0.01)       --
    Distributions from Realized Gains on Investments............       --        --     (0.04)    (0.08)    (0.19)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.05)    (0.09)    (0.19)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.07  $   0.87  $   1.22  $   1.37  $   1.56
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   24.05%   (28.20%)   (7.77%)   (6.97%)    7.47%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $447,554  $365,944  $548,672  $579,981  $661,552
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.46%     0.58%     0.58%     0.57%     0.57%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.07%     0.85%     0.75%     0.68%     0.80%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   58.90%    29.20%    44.37%    47.67%   106.93%
                                                                 ========  ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                     For the Period
                                                                                        July 31,
                                                                 For the Year Ended     2001(b)
                                                                    December 31,        through
Capital Guardian Domestic Equity Portfolio                       ------------------   December 31,
(For a share outstanding throughout the period)                    2003      2002         2001
-------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.76  $   0.97     $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01          --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.24     (0.21)      (0.03)
                                                                 --------  --------     -------
     Total from Investment Operations...........................     0.25     (0.20)      (0.03)
                                                                 --------  --------     -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)         --
    Distributions from Realized Gains on Investments............       --        --          --
                                                                 --------  --------     -------
     Total Distributions........................................    (0.01)    (0.01)         --
                                                                 --------  --------     -------
Net Asset Value, End of Period.................................. $   1.00  $   0.76     $  0.97
                                                                 ========  ========     =======
Total Return(e).................................................   34.41%   (21.24%)     (2.19%)
                                                                 ========  ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $136,099  $ 74,274     $40,722
                                                                 ========  ========     =======
Ratio of Gross Expenses to Average Net Assets...................    0.67%     0.70%       0.90%(d)
                                                                 ========  ========     =======
Ratio of Net Expenses to Average Net Assets.....................    0.67%     0.70%       0.75%(d)
                                                                 ========  ========     =======
Ratio of Net Investment Income to Average Net Assets............    1.84%     1.54%       1.32%(d)
                                                                 ========  ========     =======
Portfolio Turnover Rate.........................................   29.20%    22.42%       18.98
                                                                 ========  ========     =======

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
T. Rowe Price Equity Income Portfolio                             December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       0.01
    Net Realized and Unrealized Gains (Losses) on Investments...       0.23
                                                                    -------
     Total from Investment Operations...........................       0.24
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.01)
    Distributions from Realized Gains on Investments............      (0.01)
                                                                    -------
     Total Distributions........................................      (0.02)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.22
                                                                    =======
Total Return(e).................................................     23.64%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $47,664
                                                                    =======
Ratio of Gross Expenses to Average Net Assets...................      0.77%(d)
                                                                    =======
Ratio of Net Expenses to Average Net Assets.....................      0.75%(d)
                                                                    =======
Ratio of Net Investment Income to Average Net Assets............      1.88%(d)
                                                                    =======
Portfolio Turnover Rate.........................................     27.27%
                                                                    =======

(b)Portfolio commenced operations July 31, 2001.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                               For the Year Ended December 31,
Index 500 Stock Portfolio                                        ----------------------------------------------------------
(For a share outstanding throughout the period)                     2003        2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.17  $     2.87  $     3.41  $     3.89  $     3.29
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.04        0.03        0.03        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...       0.56       (0.64)      (0.43)      (0.37)       0.64
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.60       (0.61)      (0.40)      (0.33)       0.68
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.04)      (0.03)      (0.04)      (0.04)      (0.03)
    Distributions from Realized Gains on Investments............      (0.01)      (0.06)      (0.10)      (0.11)      (0.05)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.05)      (0.09)      (0.14)      (0.15)      (0.08)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.72  $     2.17  $     2.87  $     3.41  $     3.89
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(e).................................................     28.43%     (22.07%)    (11.88%)     (8.75%)     20.91%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,756,120  $1,362,881  $1,821,875  $2,072,937  $2,271,956
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.20%       0.21%       0.21%       0.20%       0.20%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      1.59%       1.40%       1.13%       1.08%       1.16%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      2.44%       6.55%       2.92%       6.47%       5.65%
                                                                 ==========  ==========  ==========  ==========  ==========

                                                                                      For the Period
                                                                 For the Year Ended  July 31, 2001(b)
                                                                    December 31,         through
Asset Allocation Portfolio                                       ------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002          2001
-------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.86  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.16     (0.11)       (0.03)
                                                                 --------  --------      -------
     Total from Investment Operations...........................     0.18     (0.10)       (0.02)
                                                                 --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.01)       (0.01)
    Distributions from Realized Gains on Investments............       --        --           --
                                                                 --------  --------      -------
     Total Distributions........................................    (0.02)    (0.01)       (0.01)
                                                                 --------  --------      -------
Net Asset Value, End of Period.................................. $   1.02  $   0.86      $  0.97
                                                                 ========  ========      =======
Total Return(e).................................................   20.63%   (10.26%)      (2.10%)
                                                                 ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $130,478  $ 87,260      $40,116
                                                                 ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.73%     0.87%       0.92% (d)
                                                                 ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.73%     0.75%       0.75% (d)
                                                                 ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............    1.83%     2.18%       2.19% (d)
                                                                 ========  ========      =======
Portfolio Turnover Rate.........................................  103.77%   112.73%       55.88%
                                                                 ========  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                               For the Year Ended December 31,
Balanced Portfolio                                               ----------------------------------------------------------
(For a share outstanding throughout the period)                     2003        2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.62  $     1.82  $     2.03  $     2.22  $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.06        0.08        0.08        0.07
    Net Realized and Unrealized Gains (Losses) on Investments...       0.24       (0.20)      (0.13)      (0.09)       0.17
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.29       (0.14)      (0.05)      (0.01)       0.24
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.06)      (0.06)      (0.08)      (0.07)      (0.07)
    Distributions from Realized Gains on Investments............         --          --       (0.08)      (0.11)      (0.17)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.06)      (0.06)      (0.16)      (0.18)      (0.24)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.85  $     1.62  $     1.82  $     2.03  $     2.22
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(e).................................................     17.99%      (7.54%)     (3.15%)     (0.17%)     11.18%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,891,488  $2,561,529  $3,011,137  $3,253,199  $3,557,900
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      2.74%       3.08%       3.75%       3.47%       3.36%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     69.56%      53.12%      50.37%      24.36%      27.16%
                                                                 ==========  ==========  ==========  ==========  ==========


                                                                           For the Year Ended December 31,
High Yield Bond Portfolio                                        ---------------------------------------------------
(For a share outstanding throughout the period)                      2003       2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.56     $   0.65  $   0.69  $   0.82  $   0.94
  Income from Investment Operations:
    Net Investment Income.......................................     0.05         0.07      0.08      0.09      0.11
    Net Realized and Unrealized Gains (Losses) on Investments...     0.12        (0.09)    (0.04)    (0.13)    (0.12)
                                                                 --------     --------  --------  --------  --------
     Total from Investment Operations...........................     0.17        (0.02)     0.04     (0.04)    (0.01)
                                                                 --------     --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.00)(f)    (0.07)    (0.08)    (0.09)    (0.11)
    Distributions from Realized Gains on Investments............       --           --        --        --        --
                                                                 --------     --------  --------  --------  --------
     Total Distributions........................................    (0.00)       (0.07)    (0.08)    (0.09)    (0.11)
                                                                 --------     --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.73     $   0.56  $   0.65  $   0.69  $   0.82
                                                                 ========     ========  ========  ========  ========
Total Return(e).................................................   29.06%       (2.89%)    5.03%    (4.60%)   (0.44%)
                                                                 ========     ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $199,371     $137,553  $147,670  $138,207  $161,424
                                                                 ========     ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.52%        0.54%     0.53%     0.53%     0.50%
                                                                 ========     ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.52%        0.54%     0.53%     0.52%     0.50%
                                                                 ========     ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    8.66%       10.37%    10.48%    10.90%    11.15%
                                                                 ========     ========  ========  ========  ========
Portfolio Turnover Rate.........................................  182.10%       89.20%    96.41%   124.91%   139.87%
                                                                 ========     ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Select Bond Portfolio                                            ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.27  $   1.20  $   1.16  $   1.13  $   1.25
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05      0.06      0.08      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.02      0.09      0.05      0.03     (0.09)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.07      0.14      0.11      0.11     (0.01)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.06)    (0.07)    (0.08)    (0.08)
    Distributions from Realized Gains on Investments............    (0.03)    (0.01)       --        --     (0.03)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.08)    (0.07)    (0.07)    (0.08)    (0.11)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.26  $   1.27  $   1.20  $   1.16  $   1.13
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................    5.49%    12.09%    10.37%    10.21%    (1.00%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $621,325  $584,018  $405,406  $291,678  $286,493
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    4.03%     5.01%     6.15%     6.84%     6.56%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  137.05%   184.37%   151.27%   139.89%    76.65%
                                                                 ========  ========  ========  ========  ========

                                                              For the Year Ended December 31,
Money Market Portfolio                               ------------------------------------------------
(For a share outstanding throughout the period)        2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income...........................     0.01      0.02      0.04      0.06      0.05
                                                     --------  --------  --------  --------  --------
     Total from Investment Operations...............     0.01      0.02      0.04      0.06      0.05
                                                     --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income........    (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                     --------  --------  --------  --------  --------
     Total Distributions............................    (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                     --------  --------  --------  --------  --------
Net Asset Value, End of Period...................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     ========  ========  ========  ========  ========
Total Return(e).....................................    1.23%     1.65%     3.91%     6.28%     5.10%
                                                     ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $399,873  $501,313  $458,689  $384,455  $404,284
                                                     ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets.......    0.30%     0.30%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.........    0.00%     0.27%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets    1.23%     1.63%     3.76%     6.08%     4.99%
                                                     ========  ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2003


Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On May 1, 2003, three new portfolios commenced operations in the Series Fund:
AllianceBernstein Mid Cap Value Portfolio, Janus Capital Appreciation Portfolio and T. Rowe Price Equity Income Portfolio. These three new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. On May 1, 2003, Northwestern Mutual purchased 25,010,000 shares of each of the new portfolios at $1.00 per share.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Notes to Financial Statements

 Notes to Financial Statements



Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2003, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                         Value of       Value of
                                    Securities on Loan Collateral
                                    ------------------ -----------
              Balanced Portfolio...    $42,046,363     $43,060,250
              Select Bond Portfolio     60,856,327      62,352,625

As of December 31, 2003, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.



Note 7 -- The Asset Allocation, Balanced, and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2003, the following mortgage dollar rolls were outstanding:

                                                       Obligation
              Portfolio           Cost        Value    Liability
              ---------        ----------- ----------- -----------
              Asset Allocation $ 1,691,214 $ 1,694,898 $ 1,695,898
              Balanced........  81,234,945  81,422,288  81,463,684
              Select Bond.....  50,640,438  50,754,371  50,781,998

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/2034. The weighted average interest rate was 4.55% for the Asset Allocation Portfolio, 4.67% for the Balanced Portfolio, and 4.61% for the Select Bond Portfolio.

                                                  Notes to Financial Statements

 Notes to Financial Statements



Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2003, transactions in securities other than money market investments were:

                                                     U.S.      Total    U.S. Govt.
                                          Total      Govt.    Security   Security
                                        Security   Security    Sales/     Sales/
Portfolio                               Purchases  Purchases Maturities Maturities
---------                               ---------- --------- ---------- ----------
                                                  (Amounts in thousands)
Small Cap Growth Stock................. $  248,553 $     --  $  227,179  $     --
T. Rowe Price Small Cap Value..........     62,633       --      29,190        --
Aggressive Growth Stock................    645,596       --     614,945        --
International Growth...................     37,865       --      26,391        --
Franklin Templeton International Equity    150,512       --     156,392        --
AllianceBernstein Mid Cap Value........     34,381       --       2,809        --
Index 400 Stock........................     58,492       --      24,554        --
Janus Capital Appreciation.............     38,726       --       8,430        --
Growth Stock...........................    245,169       --     229,733        --
Large Cap Core Stock...................    225,433       --     224,110        --
Capital Guardian Domestic Equity.......     55,965       --      27,105        --
T. Rowe Price Equity Income............     48,974       --       8,728        --
Index 500 Stock........................     63,750       --      35,859        --
Asset Allocation.......................    128,274   42,393      99,789    37,791
Balanced...............................  1,594,143  708,527   1,604,125   692,911
High Yield Bond........................    309,690       --     285,053        --
Select Bond............................    895,131  353,238     811,805   305,204

Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

                      Portfolio                       Fee
                      ---------                       ----
                      T. Rowe Price Small Cap Value.. .85%
                      AllianceBernstein Mid Cap Value .85%
                      Index 400 Stock................ .25%
                      Index 500 Stock................ .20%
                      Balanced....................... .30%
                      Select Bond.................... .30%
                      Money Market................... .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                  First   Next
                                                   $50     $50
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         Large Cap Core Stock...................  .60%    .50%    .40%
         High Yield Bond........................  .60%    .50%    .40%

                                              First   Next
                                              $100    $150
            Portfolio                        Million Million Excess
            ---------                        ------- ------- ------
            International Growth............  .75%    .65%    .55%
            Capital Guardian Domestic Equity  .65%    .55%    .50%
            Asset Allocation................  .60%    .50%    .40%

                                                First
                                                $500
                   Portfolio                   Million Excess
                   ---------                   ------- ------
                   T. Rowe Price Equity Income   65%    60%

                                           First   Next
                                           $100    $400
               Portfolio                  Million Million Excess
               ---------                  ------- ------- ------
               Janus Capital Appreciation  .80%    .75%    .70%

The Series Fund's advisor, Mason Street Advisors, LLC, has contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

            Portfolio                                 Expiration
            ---------                              -----------------
            T. Rowe Price Small Cap Value... 1.00% December 31, 2006
            International Growth............ 1.10% December 31, 2006
            AllianceBernstein Mid Cap Value. 1.00% December 31, 2008
            Janus Capital Appreciation...... 0.90% December 31, 2008
            Capital Guardian Domestic Equity 0.75% December 31, 2006
            T. Rowe Price Equity Income..... 0.75% December 31, 2008
            Asset Allocation................ 0.75% December 31, 2006

MSA has voluntarily waived its management fee since December 2, 2002 for the Money Market Portfolio.

Notes to Financial Statements

 Notes to Financial Statements



These amounts are paid to Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund. Other costs for each Portfolio are paid either by the Portfolios or Mason Street Advisors depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2003, the amounts paid through expense offset arrangements were as follows:

                    Portfolio                        Amount
                    ---------                        ------
                    Small Cap Growth Stock.......... $1,711
                    T. Rowe Price Small Cap Value...    237
                    Aggressive Growth Stock.........  3,322
                    AllianceBernstein Mid Cap Value.    401
                    Index 400 Stock.................    700
                    Janus Capital Appreciation......  2,607
                    Growth Stock....................    941
                    Large Cap Core Stock............    725
                    Capital Guardian Domestic Equity    715
                    T. Rowe Price Equity Income.....    562
                    Index 500 Stock.................  1,136
                    Asset Allocation................    980
                    High Yield Bond.................    270

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays Alliance Capital Management .72% on the first $100 million of the Portfolio's assets, .54% on the next $400 million, and .50% in excess of $500 million, with a minimum amount of $16,000. Mason Street Advisors pays Janus Capital .55% on the first $100 million of the Portfolio's assets, ..50% on the next $400 million, and .45% on assets in excess of $500 million. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price .40% of the Portfolio's assets, reduced to ..35% on assets in excess of $500 million.

The Small Cap Growth Stock, T. Rowe Small Cap Value, Aggressive Growth Stock, AllianceBernstein Mid Cap Value and Large Cap Core Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $10,876, $1,215, $83,927, $67,525 and $177,888, respectively, for the year ended December 31, 2003.

Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

                                                  Notes to Financial Statements

 Notes to Financial Statements


114

Notes to Financial Statements


Certain losses incurred by the Portfolios after October 31/st/ are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2003 is provided below:


                                          Post-October
                                             Losses        Capital Loss Carryovers
                                        ---------------- ----------------------------
                                                Foreign                      Utilized
Portfolio                               Capital Currency  Amount  Expiration in 2003
---------                               ------- -------- -------- ---------- --------
                                                   (Amounts in Thousands)
Small Cap Growth Stock.................  $ --     $ --   $ 25,729 2009-2010  $15,995
T. Rowe Price Small Cap Value..........    --       --         --        --       98
Aggressive Growth Stock................    --       --    203,512 2010-2011       --
International Growth...................    --       --      5,314 2009-2011       --
Franklin Templeton International Equity    --      124    120,208 2009-2011       --
AllianceBernstein Mid Cap Value........    --       --         --        --       --
Index 400 Stock........................    11       --         --        --    2,153
Janus Capital Appreciation.............   103       --         --        --       --
Growth Stock...........................    --       --     95,156 2009-2010   20,473
Large Cap Core Stock...................    --       --    165,024 2009-2011       --
Capital Guardian Domestic Equity.......    --       --      3,619 2009-2011       --
T. Rowe Price Equity Income............    --       --         --        --       --
Index 500 Stock........................    --       --         --        --       --
Asset Allocation.......................    --       --        556   2010       3,840
Balanced...............................    --       --         --        --   50,014
High Yield Bond........................    --       --     76,427 2006-2010      737
Select Bond............................    --       --         --        --       --
Money Market...........................    --       --         --        --       --


Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements amounted to $1,469,313 and $1,045,186 for the Franklin Templeton International Equity Portfolio and $68,922 and $41,412 for the International Growth Portfolio for the years ended December 31, 2003 and December 31, 2002, respectively.

 Notes to Financial Statements


                                                  Notes to Financial Statements

                                                                            115



Note 13 -- Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        2003 Distributions Paid From: 2002 Distributions Paid From:
                                        ----------------------------- -----------------------------
                                        Ordinary      Long-term       Ordinary      Long-term
Portfolio                                Income      Capital Gain      Income      Capital Gain
---------                               --------     ------------     --------     ------------
                                                  (Amounts in Thousands)
Small Cap Growth Stock................. $    --         $   --        $    432       $    --
T. Rowe Price Small Cap Value..........      --             --             337            13
Aggressive Growth Stock................      --             --           1,101        24,420
International Growth...................     420             --             186            --
Franklin Templeton International Equity  11,039             --          13,714            --
AllianceBernstein Mid Cap Value........     541             --              --            --
Index 400 Stock........................   1,934             --           1,830            --
Janus Capital Appreciation.............      91             --              --            --
Growth Stock...........................   4,774             --           7,118            --
Large Cap Core Stock...................   3,770             --           4,121            --
Capital Guardian Domestic Equity.......   1,804             --             882            --
T. Rowe Price Equity Income............     651             --              --            --
Index 500 Stock........................  21,914          8,037          21,302        35,471
Asset Allocation.......................   2,122             --           1,415            --
Balanced...............................  85,974             --         106,128            --
High Yield Bond........................     362             --          14,697            --
Select Bond............................  38,274             --          24,835            --
Money Market...........................   5,836             --           7,657            --


As of December 31, 2003, the tax basis amounts were as follows:

                                        Undistributed Undistributed               Unrealized
                                          Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                  Income         Gains       Losses    (Depreciation)*
---------                               ------------- ------------- ----------- ---------------
                                                        (Amounts in Thousands)
Small Cap Growth Stock.................    $    --       $    --     $ (25,729)    $ 51,669
T. Rowe Price Small Cap Value..........        910         1,328            --       20,392
Aggressive Growth Stock................         --            --      (203,512)     185,769
International Growth...................          3            --        (5,314)      15,325
Franklin Templeton International Equity     14,574            --      (120,332)     139,302
AllianceBernstein Mid Cap Value........         81             4            --        9,022
Index 400 Stock........................      2,523         1,898           (11)      42,133
Janus Capital Appreciation.............         --            --          (103)       5,630
Growth Stock...........................      4,542            --       (95,156)      79,099
Large Cap Core Stock...................      4,200            --      (165,024)      36,867
Capital Guardian Domestic Equity.......         19            --        (3,619)      18,114
T. Rowe Price Equity Income............        196            --            --        6,651
Index 500 Stock........................     27,070        15,711            --      365,026
Asset Allocation.......................         --            --          (556)      11,996
Balanced...............................     79,236        98,120            --      564,143
High Yield Bond........................     14,552            --       (76,427)      10,104
Select Bond............................     38,966         4,298            --       (2,615)
Money Market...........................         --            --            --           --

* Differs from disclosures on Schedules of Investments due primarily to other temporary differences between book and tax.

Note 14 -- Effective January 31st, 2003 the J.P. Morgan Select Growth and Income Stock Portfolio experienced name and manager changes. The Large Cap Core Stock Portfolio, formerly known as the J.P. Morgan Select Growth and Income Stock Portfolio, is managed by Mason Street Advisors, LLC.

 Director and Officer Information (Unaudited)


Northwestern Mutual Series Fund, Inc.


The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Louis A. Holland (62)     Director     Since 2003  29                   Packaging Corporation of
Suite 700                                                               America;
1 North Wacker Drive                                                    Lou Holland Growth Fund
Chicago, IL 60606

Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
----------------------------------------------------------------------------------------------------
Elizabeth L. Majers (45)  Director     Since 2003  29                   None
370 Shadowood Lane
Northfield, IL 60093

Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
----------------------------------------------------------------------------------------------------
William A. McIntosh (64)  Director     Since 1997  29                   MGIC Investment Corporation;
525 Sheridan Road                                                       Comdisco Holding Company,
Kenilworth, IL 60043                                                    Inc.

Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member,
Howard University
----------------------------------------------------------------------------------------------------
Michael G. Smith (59)     Director     Since 2003  29                   Trustee of Ivy Fund
221 North Adams
Hinsdale, IL 60521

Principal Occupation During Past 5 Years: Private investor; retired since 1999. From 1987 to 1999,
Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co.,
Inc.
----------------------------------------------------------------------------------------------------
Martin F. Stein (66)      Director     Since 1995  29                   Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes
Stein Optical and Eye Q optical centers
(retail sales of eyewear)
----------------------------------------------------------------------------------------------------

Other Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Stephen N. Graff (69)     Director     Since 1995  29                   Trustee of Northwestern
805 Lone Tree Road                                                      Mutual
Elm Grove, WI 53122

Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP (public accountants)
----------------------------------------------------------------------------------------------------
Edward J. Zore (58)       Chairman     Since 2000  29                   Manpower, Inc.;
720 East Wisconsin Avenue and Director                                  Trustee of Northwestern
Milwaukee, WI 53202                                                     Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern
Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President
----------------------------------------------------------------------------------------------------

Officers
Mark G. Doll........................................................... President
Walter M. Givler....................................................... Chief Financial Officer
Merrill C. Lundberg.................................................... Secretary
Barbara E. Courtney.................................................... Controller

Director and Officer Information

Fidelity(R) Variable Insurance Products:
Mid Cap Portfolio


[LOGO]

Annual Report
December 31, 2003

[LOGO OF FIDELITY INVESTMENTS(R)]

Contents

Performance                                                                    3

Management's Discussion                                                        4

Investment Summary                                                             5

Investments                                                                    6

Financial Statements                                                          18

Notes                                                                         22

Auditors' Opinion                                                             25

Trustees and Officers                                                         26

Distributions                                                                 31

How the fund has done over time.

The manager's review of fund performance, strategy and outlook.

A summary of the fund's investments at period end.

A complete list of the fund's investments with their market values.

Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes to the financial statements.


Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
Neither the fund nor Fidelity Distributors Corporation is a bank.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       2
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

-------------------------------------------------------------------------------
Average Annual Total Returns
-------------------------------------------------------------------------------
Periods ended December 31, 2003                         Past 1  Past 5  Life of
                                                         year   years   fund/A/
Fidelity (R) VIP: Mid Cap Portfolio -- Initial Class     38.64%  19.25%   19.93%
Fidelity VIP: Mid Cap Portfolio -- Service Class/B/      38.52%  19.13%   19.81%
Fidelity VIP: Mid Cap Portfolio -- Service Class 2/C/    38.31%  18.98%   19.66%

/A/  From December 28, 1998.

/B/ Performance for Service Class shares reflects an asset based distribution fee (12b-l).

/C/ The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-l fee).
Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-l fee. Had Service Class 2's 12b-l fee been reflected, returns prior to January 12, 2000 would have been lower.

--------------------------------------------------------------------------------
$10,000 Over Life of Fund
--------------------------------------------------------------------------------
Let's say hypothetically that $10,000 was invested in Fidelity(R) Variable Insurance Products: Mid Cap Portfolio -- Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P(R) MidCap 400 Index did over the same period.

_____  Fidelity VIP: Mid Cap - Initial Class    S&P MidCap 400   .....

       Growth of $10,000   Period Ended         Growth of $10,000  Period Ended
           12/28/98          12/31/03               12/28/98         12/31/03
           --------          --------               --------         --------
           $10,000           $24,862                $10,000          $16,383

--------------------------------------------------------------------------------
                                        3                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Management's Discussion of Fund Performance

Comments from Tom Allen, Portfolio Manager of Fidelity(R) Variable Insurance
Products: Mid Cap Portfolio

U.S. equity markets snapped a three-year losing streak in 2003, rebounding on the strength of the lowest interest rates in decades, improved corporate profits and a resurgent economy. For the year overall, the Standard & Poor's 500/SM/ Index gained 28.69%, the Dow Jones Industrial Average/SM/ rose 28.14% and the NASDAQ Composite(R) Index advanced 50.77%. Small-cap stocks led the charge, particularly lower-quality issues in cyclical industries such as biotechnology and the Internet. As a result, the Russell 2000(R) Index had its best calendar year ever, climbing 47.25%. The start of the year gave little indication of the strong performance to come, as the hangover of corporate governance scandals and an impending war with Iraq clouded the outlook for 2003. However, investors were encouraged by solid gross domestic product (GDP) growth in the first two quarters of 2003, and what seemed to be a quick resolution to the Iraqi conflict. Federal tax cuts and a boom in mortgage refinancing further boosted the markets and put more discretionary income in consumers' pockets. In the third quarter, GDP growth grew 8.2%, its highest level since 1984.

For the 12-month period that ended December 31, 2003, the fund posted strong positive returns, outperforming both the Standard & Poor's(R) MidCap 400 Index, which gained 35.62%, and the Lipper/SM/ Variable Annuity Mid-Cap Funds Average, which rose 35.40%. The fund's significant overweighting in strong-performing materials stocks, including base metals such as copper and zinc -- as well as big positions in gold mining issues -- provided a large part of the fund's positive performance. Favorable stock selection in areas such as biotechnology, energy and health care equipment also contributed solid gains. Among the top contributors were gold producer Newmont Mining and Invitrogen, a life sciences technology company. Performance suffered because of the fund's overly cautious stance, particularly early in the period, which resulted in an unusually large position in cash and a significant underweighting in the resurgent semiconductor industry. Several gold mining stocks that did well in 2002 -- Meridian Gold and Agnico-Eagle, for example -- hurt performance in 2003 as investors reduced their exposure to these issues.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organisation. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       4
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investment Summary

----------------------------------------------------------
Top Five Stocks as of December 31, 2003
----------------------------------------------------------
                                               % of Fund's
                                                net assets

Newmont Mining Corp.                                   5.6
Invitrogen Corp.                                       3.4
Symbol Technologies, Inc.                              2.3
Meridian Gold, Inc.                                    2.1
Freeport-McMoRan Copper & Gold, Inc. Class B           2.1
                                               -----------
                                                      15.5
                                               -----------
----------------------------------------------------------
Top Five Market Sectors as of December 31, 2003
----------------------------------------------------------
                                               % of fund's
                                                net assets

Materials                                             22.7
Health Care                                           21.3
Consumer Discretionary                                14.0
Energy                                                11.7
Information Technology                                 8.9

--------------------------------------------------------------------------------
Asset Allocation as of December 31, 2003
--------------------------------------------------------------------------------
% of fund's net assets*
[ ] Stocks                           96.8%
[ ] Short-Term Investments and
    Net Other Assets                  3.2%

* Foreign investments                26.0%

[CHART APPEARS HERE]

--------------------------------------------------------------------------------
                                        5                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments December 31, 2003

Showing Percentage of Net Assets

------------------------------------------------------------------------------
Common Stocks - 96.8%
------------------------------------------------------------------------------
                                                  Shares        Value (Note 1)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 1.1%
Autoliv, Inc..............................            77,900   $     2,932,935
China Yuchai International Ltd............               100             3,060
Gentex Corp...............................           391,500        17,288,640
IMPCO Technologies, Inc. (a)..............           203,100         1,771,032
Johnson Controls, Inc.....................               100            11,612
Starcraft Corp............................               100             3,252
Superior Industries International, Inc....           121,800         5,300,736
                                                               ---------------
                                                                    27,311,267
                                                               ---------------
Automobiles - 0.0%
Fiat Spa sponsord ADR.....................               100               774
Harley-Davidson, Inc......................               100             4,753
Monaco Coach Corp. (a)....................               200             4,760
Thor Industries, Inc......................               100             5,622
                                                               ---------------
                                                                        15,909
                                                               ---------------
Distributors - 0.0%
Advanced Marketing Services, Inc..........               100             1,140
Educational Development Corp..............               100             1,103
Li & Fung Ltd.............................             2,000             3,426
                                                               ---------------
                                                                         5,669
                                                               ---------------
Hotels, Restaurants & Leisure - 2.7%
Applebee's International, Inc.............               100             3,927
GTECH Holdings Corp.......................                22             1,067
Krispy Kreme Doughnuts, Inc. (a)..........            93,000         3,403,800
Outback Steakhouse, Inc...................           849,600        37,560,816
P.F. Chang's China Bistro, Inc. (a).......               100             5,088
Panera Bread Co. Class A (a)..............               100             3,953
Red Robin Gourmet Burgers, Inc. (a).......            92,000         2,800,480
Sonic Corp. (a)...........................           670,750        20,538,365
Starbucks Corp. (a).......................               100             3,306
Total Entertainment Restaurant Corp. (a)..               100             1,208
                                                               ---------------
                                                                    64,322,010
                                                               ---------------
Household Durables - 2.9%
Alba PLC..................................           718,435         8,146,018
CFM, Inc. (a).............................               100               843
Fedders Corp..............................               100               720
Fedders Corp. rights 1/16/04 (a)..........               100                 6
Garmin Ltd................................           565,100        30,786,648
Harman International Industries, Inc......           320,000        23,673,600
Hovnanian Enterprises, Inc. Class A (a)...               100             8,706
Lennar Corp.:
   Class A................................               100             9,600
   Class B................................                10               914
Mohawk Industries, Inc. (a)...............               100             7,054
Sekisui House Ltd.........................           800,000         8,305,851
Techtronic Industries Co..................             2,000             5,552
The Stanley Works.........................               100             3,787
William Lyon Homes, Inc. (a)..............               100             6,277
                                                               ---------------
                                                                    70,955,576
                                                               ---------------
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a).......               200   $         2,212
Alloy, Inc. (a)...........................               100               521
Drugstore.com, Inc. (a)...................               100               551
eBay, Inc. (a)............................               100             6,459
GSI Commerce, Inc. (a)....................               100               976
Inter Active Corp (a).....................               487            16,524
J. Jill Group, Inc. (a)...................               100             1,271
Netflix, Inc. (a).........................               200            10,938
Sportsmans Guide, Inc. (a)................               100             1,715
                                                               ---------------
                                                                        41,167
                                                               ---------------
Leisure Equipment & Products - 0.0%
Arctic Cat, Inc...........................               100             2,470
Leapfrog Enterprises, Inc. Class A (a)....               100             2,653
Mega Bloks, Inc. (a)......................               100             1,773
Oakley, Inc...............................               100             1,384
Polaris Industries, Inc...................               100             8,858
SCP Pool Corp. (a)........................               150             4,902
SHIMANO, Inc..............................               100             2,082
                                                               ---------------
                                                                        24,122
                                                               ---------------
Media - 1.1%
Astral Media, Inc. Class A
   (non-vtg.).............................           408,000         8,822,387
Catalina Marketing Corp. (a)..............           443,000         8,930,880
Chum Ltd. Class B (non-vtg.)..............               100             4,857
Cumulus Media, Inc. Class A (a)...........               100             2,200
E.W. Scripps Co. Class A..................               100             9,414
EchoStar Communications Corp.
   Class A (a)............................               100             3,400
Entercom Communications Corp.
   Class A (a)............................               100             5,296
Entravision Communications Corp.
   Class A (a)............................               100             1,110
Fox Entertainment Group, Inc.
   Class A (a)............................               100             2,915
Getty Images, Inc. (a)....................               100             5,013
Grupo Televisa SA de CV sponsored ADR.....           191,900         7,649,134
Harris Interactive, Inc. (a)..............               100               830
Hughes Electronics Corp. (a)..............                82             1,357
Modern Times Group AB (MTG)
   (B Shares)(a)..........................            66,100         1,391,415
News Corp. Ltd. sponsored ADR.............                 9               272
Omnicom Group, Inc........................               100             8,733
Pixar (a).................................               100             6,929
Radio One, Inc. Class A (a)...............               100             1,955
Reader's Digest Association, Inc.
   (non-vtg.).............................               100             1,466
Saga Communications, Inc. Class A (a).....               100             1,853
SBS Broadcasting SA (a)...................               100             3,260
Scholastic Corp. (a)......................               100             3,404
TiVo, Inc. (a)............................               100               740
Torstar Corp. Class B.....................               100             2,236
Univision Communications, Inc.
   Class A (a)............................               100             3,969

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Porfolio                        6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks - Continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Washington Post Co. Class B...............               100   $        79,140
Westwood One, Inc. (a)....................               100             3,421
                                                               ---------------
                                                                    26,947,586
                                                               ---------------
Multiline Retail - 0.2%
99 Cents Only Stores (a)..................           143,700         3,912,951
Big Lots, Inc. (a)........................               100             1,421
Dollar General Corp.......................               100             2,099
Dollar Tree Stores, Inc. (a)..............               100             3,006
Family Dollar Stores, Inc.................               100             3,588
Fred's, Inc. Class A......................               100             3,098
Kohl's Corp. (a)..........................               100             4,494
Tuesday Morning Corp. (a).................            44,200         1,337,050
                                                               ---------------
                                                                     5,267,707
                                                               ---------------
Specialty Retail - 4.4%
Abercrombie & Fitch Co. Class A (a).......               100             2,471
AC Moore Arts & Crafts, Inc. (a)..........           580,300        11,176,578
Advance Auto Parts, Inc. (a)..............               100             8,140
AutoZone, Inc. (a)........................               100             8,521
Bed Bath & Beyond, Inc. (a)...............               100             4,335
Best Buy Co., Inc.........................               200            10,448
Cache, Inc. (a)...........................               100             2,083
CarMax, Inc. (a)..........................           473,700        14,651,541
Chico's FAS, Inc. (a).....................            42,700         1,577,765
Christopher & Banks Corp..................            84,751         1,655,187
Claire's Stores, Inc......................           205,900         3,879,156
Cole National Corp. Class A (a)...........               100             2,000
Cost Plus, Inc. (a).......................            26,900         1,102,900
Deb Shops, Inc............................               100             2,150
Forzani Group Ltd. Class A (a)............               100             1,253
Genesco, Inc. (a).........................               100             1,513
Group 1 Automotive, Inc. (a)..............               100             3,619
Guitar Center, Inc. (a)...................               100             3,258
Hibbett Sporting Goods, Inc. (a)..........               100             2,980
Hot Topic, Inc. (a).......................         1,141,450        33,627,117
Jos. A. Bank Clothiers, Inc. (a)..........               100             3,469
KOMERI Co. Ltd............................           528,900        12,301,889
Michaels Stores, Inc......................               100             4,420
Nitori Co. Ltd............................           148,200         9,270,872
O'Reilly Automotive, Inc. (a).............               100             3,836
Pacific Sunwear of California, Inc. (a)...           199,300         4,209,216
Peacock Group PLC.........................         1,258,300         4,313,895
PETsMART, Inc.............................               100             2,380
Pier 1 Imports, Inc.......................               100             2,186
RONA, Inc. (a)............................           100,000         2,404,409
Ross Stores, Inc..........................           296,600         7,839,138
Select Comfort Corp. (a)..................               100             2,476
Sharper Image Corp. (a)...................               100             3,265
Shimamura Co. Ltd.........................               100             6,828
Sports Authority, Inc. (a)................               100             3,840
Staples, Inc. (a).........................               100             2,730
Talbots, Inc..............................               100   $         3,078
TBC Corp. (a).............................               100             2,581
The Bombay Company, Inc (a)...............               100               814
Tiffany & Co, Inc.........................               100             4,520
TJX Companies, Inc........................               100             2,205
Too, Inc. (a).............................               100             1,688
Tractor Supply Co. (a)....................               100             3,889
Urban Outfitters, Inc. (a)................               200             7,410
Weight Watchers International, Inc. (a)...               100             3,837
Williams-Sonoma, Inc. (a).................               200             6,954
                                                               ---------------
                                                                   108,134,840
                                                               ---------------
Textiles Apparel & Luxury Goods - 1.6%
Adidas-Salomon AG.........................               100            11,359
Brown Shoe Co., Inc.......................               100             3,793
Coach, Inc. (a)...........................               200             7,550
Columbia Sportswear Co. (a)...............           626,200        34,127,900
Compagnie Financiere Richemont unit.......               100             2,394
DHB Industries, Inc. (a)..................               100               700
Fossil, Inc. (a)..........................           145,300         4,069,853
Gildan Activewear, Inc. Class A
   (sub. vtg.) (a)........................               100             3,088
K-Swiss, Inc. Class A.....................               200             4,812
Kenneth Cole Productions, Inc. Class A....               100             2,940
Liz Claiborne, Inc........................               100             3,546
NIKE, Inc. Class B........................               100             6,846
Quiksilver, Inc. (a)......................               200             3,546
Ted Baker PLC.............................            25,000           154,678
The Swatch Group AG (Bearer)..............               100            11,972
Timberland Co. Class A (a)................               100             5,207
Vans, Inc. (a)............................               100             1,141
                                                               ---------------
                                                                    38,421,325
                                                               ---------------
   TOTAL CONSUMER DISCRETIONARY...........                         341,447,178
                                                               ---------------
CONSUMER STAPLES - 3.0%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a).........               100             1,814
Companhia de Bebidas das Americas
   (AmBev) sponsored ADR..................            29,100           742,341
Fomento Economico Mexicano SA de CV
   sponsored ADR..........................               100             3,688
Grupo Modelo SA de CV Series C............               100               241
Harbin Brewery Group Ltd..................             2,000               805
Tsingtao Brewery Co. Ltd. (H Shares)......             1,000             1,172
                                                               ---------------
                                                                       750,061
                                                               ---------------
Food & Staples Retailing - 0.2%
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar sponsored ADR......               100             2,515
Costco Wholesale Corp. (a)................               100             3,718
Plant Co. Ltd. (a)........................            30,100           468,620
United Natural Foods, Inc. (a)............               100             3,591
Whole Foods Market, Inc...................            64,100         4,303,033
                                                               ---------------
                                                                     4,781,477
                                                               ---------------

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                        7                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments - continued

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                  Shares        Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 2.5%
Central Garden & Pet Co. Class A (a)......               100   $         2,803
Delta & Pine Land Co......................           152,200         3,865,880
Fresh Del Monte Produce, Inc..............               100             2,383
Green Mountain Coffee Roasters, Inc. (a)..           245,895         5,660,503
Hershey Foods Corp........................           244,300        18,808,657
Horizon Organic Holding Corp. (a).........            40,600           972,370
IAWS Group PLC (Ireland)..................                50               610
Lindt & Spruengli AG (participation
   certificate)...........................               100            83,038
McCormick & Co., Inc. (non-vtg.)..........           473,600        14,255,360
Peet's Coffee & Tea, Inc. (a).............               100             1,741
PT Indofood Sukses Makmur.................        34,620,000         3,289,315
Sensient Technologies Corp................               100             1,977
Smithfield Foods, Inc. (a)................           637,600        13,198,320
Tootsie Roll Industries, Inc..............               100             3,600
Yakult Honsha Co. Ltd.....................             1,000            15,709
                                                               ---------------
                                                                    60,162,266
                                                               ---------------
Household Products - 0.0%
Uni-Charm Corp............................               100             4,943
                                                               ---------------
Personal Products - 0.3%
Alberto-Culver Co. Class B................               100             6,308
Hengan International Group Co. Ltd. (a)...         9,002,000         4,840,969
Kose Corp.................................            77,600         2,809,283
NBTY, Inc. (a)............................               100             2,686
USANA Health Sciences, Inc. (a)...........               200             6,120
                                                               ---------------
                                                                     7,665,366
                                                               ---------------
   TOTAL CONSUMER STAPLES.................                          73,364,113
                                                               ---------------
ENERGY - 11. 7%
Energy Equipment & Services - 6.6%
BJ Services Co. (a).......................           622,810        22,358,879
Cal Dive International, Inc. (a)..........           135,000         3,254,850
Carbo Ceramics, Inc.......................           115,700         5,929,625
Cooper Cameron Corp. (a)..................           154,000         7,176,400
Core Laboratories NV (a)..................               100             1,669
Global Industries Ltd. (a)................           342,000         1,761,300
GlobalSantaFe Corp........................           490,350        12,175,391
Helmerich & Payne, Inc....................            96,000         2,681,280
Matrix Service Co. (a)....................               200             3,630
Nabors Industries Ltd. (a)................            38,800         1,610,200
National-Oilwell, Inc. (a)................           430,600         9,628,216
Noble Corp. (a)...........................           200,800         7,184,624
NS Group, Inc. (a)........................           130,300         1,263,910
Oceaneering International, Inc. (a).......           877,400        24,567,200
Pason Systems, Inc........................           296,300         5,756,059
Pioneer Drilling Co. (a)..................            13,900            67,415
Pride International, Inc. (a).............           519,500         9,683,480
Smith International, Inc. (a).............           233 890         9,711,113
Tidewater, Inc............................           580,150        17,334,882
Varco International, Inc. (a).............           656,648   $    13,546,638
W-H Energy Services, Inc. (a).............           358,400         5,806,080
                                                               ---------------
                                                                   161,502,841
                                                               ---------------
Oil & Gas - 5.1%
Apache Corp...............................           500,220        40,567,842
Burlington Resources, Inc.................           109,600         6,069,648
China Petroleum & Chemical Corp
   sponsored ADR..........................               100             4,441
Comstock Resources, Inc. (a)..............           373,200         7,202,760
Golar LNG Ltd. (a)........................           145,600         2,084,084
Golar LNG Ltd. (Nasdaq) (a)...............                70             1,000
Niko Resources Ltd........................           138,000         2,882,979
Nuevo Energy Co. (a)......................           117,800         2,847,226
OAO Gazprom sponsored ADR.................               100             2,590
Petro-Canada..............................               100             4,927
PetroChina Co. Ltd. sponsored ADR.........               100             5,705
PetroKazakhstan, Inc. Class A (a).........         1,292,100        29,154,924
Petroleo Brasileiro SA Petrobras
   sponsored ADR..........................               100             2,924
Pioneer Natural Resources Co. (a).........           309,500         9,882,335
Pogo Producing Co.........................           169,600         8,191,680
Suncor Energy, Inc........................           117,200         2,936,324
Surgutneftegaz JSC sponsored ADR..........               100             2,940
Talisman Energy, Inc......................           152,400         8,637,410
Western Gas Resources, Inc................            40,000         1,890,000
World Fuel Services Corp..................            18,294           621,081
XTO Energy, Inc...........................               100             2,830
YUKOS Corp. sponsored ADR.................               100             4,200
                                                               ---------------
                                                                   122,999,850
                                                               ---------------
   TOTAL ENERGY...........................                         284,502,691
                                                               ---------------
FINANCIALS - 5.7%
Capital Markets - 0.2%
A.G. Edwards, Inc.........................               100             3,623
Charles Schwab Corp.......................               100             1,184
E*TRADE Group, Inc. (a)...................               100             1,265
Eaton Vance Corp. (non-vtg.)..............               100             3,664
Federated Investors, Inc. Class B
   (non-vtg.).............................               100             2,936
Franklin Resources, Inc...................               100             5,206
International Assets Holding Corp. (a)....               100               594
Investment Technology Group, Inc..(a).....               100             1,615
Investors Financial Services Corp.........               100             3,841
Mitsubishi Securities Co. Ltd.............           538,000         5,888,432
T. Rowe Price Group, Inc..................               200             9,482
                                                               ---------------
                                                                     5,921,842
                                                               ---------------
Commercial Banks - 0.9%
Banco Itau Holding Financeira SA
   sponsored ADR..........................               100             4,877
BOK Financial Corp........................               100             3,872
Boston Private Financial Holdings, Inc....           142,900         3,549,636
Bryn Mawr Bank Coro.......................                20               490

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                       8
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                  Shares        Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Cathay General Bancorp....................                10   $           557
Charter One Financial, Inc................               100             3,455
City National Corp........................               100             6,212
CVB Financial Corp........................               110             2,122
East West Bancorp, Inc....................               100             5,368
First Tennessee National Corp.............               100             4,410
Great Southern Bancorp, Inc...............               100             4,637
Hancock Holding Co........................               150             8,186
Harleysville National Corp., Pennsylvania.               125             3,763
Independent Bank Corp., Massachusetts.....               100             2,882
International Bancshares Corp.............               100             4,715
Kookmin Bank sponsored ADR................               100             3,784
Lakeland Financial Corp...................               100             3,532
M&T Bank Corp.............................               100             9,830
Marshall & Ilsley Corp....................               100             3,825
Nara Bancorp, Inc.........................           137,190         3,745,287
National Commerce Financial Corp..........               100             2,728
North Fork Bancorp, Inc., New York........               100             4,047
Pacific Capital Bancorp...................               100             3,682
PrivateBancorp, Inc.......................               100             4,552
Resource Bankshares Corp..................               150             4,730
SouthTrust Corp...........................               100             3,273
State Bancorp, Inc., New York.............               100             2,426
State Bank of India.......................            70,900           836,814
Sterling Bancshares, Inc..................                10               133
Sumitomo Trust & Banking Ltd..............         1,643,000         9,707,886
Synovus Financial Corp....................               100             2,892
TCF Financial Corp........................               100             5,135
Texas Regional Bancshares, Inc. Class A...               100             3,700
Tompkins Trustee, Inc.....................               100             4,605
UCBH Holdings, Inc........................               100             3,897
UnionBanCal Corp..........................               100             5,754
Valley National Bancorp...................               100             2,920
West Coast Bancorp, Oregon................               100             2,134
Westcorp..................................               100             3,655
Wintrust Financial Corp...................            60,400         2,724,040
Zions Bancorp.............................               100             6,133
                                                               ---------------
                                                                    20,706,576
                                                               ---------------
Consumer Finance - 0.0%
American Express Co.......................               100             4,823
Capital One Financial Corp................               100             6,129
First Cash Financial Services, Inc.(a)....               100             2,564
Student Loan Corp.........................               100            14,600
                                                               ---------------
                                                                        28,116
                                                               ---------------
Diversified Financial Services - 0.0%
Deutsche Boerse AG........................               100             5,453
eSpeed, Inc. Class A (a)..................               100             2,341
Moody's Corp..............................               100             6,055
Power Financial Corp......................               100             3,818
Principol Financial Group Inc.............               100   $         3,307
TSX Group, Inc............................               100             3,307
                                                               ---------------
                                                                        24,281
                                                               ---------------
Insurance - 2.1%
ACE Ltd...................................               100             4,142
AFLAC, Inc................................             2,800           101,304
Arthur J. Gallagher & Co..................               100             3,249
Erie Indemnity Co. Class A................               100             4,238
Great-West Lifeco, Inc....................               100             3,508
Hilb, Rogal & Hamilton Co.................               100             3,207
MBIA, Inc.................................            22,700         1,344,521
Mercury General Corp......................             34500         1,605,975
MetLife, Inc..............................               100             3,367
Ohio Casualty Corp. (a)...................               100             1,736
Old Republic International Corp...........               150             3,804
PartnerRe Ltd.............................               100             5,805
Progressive Corp..........................            63,900         5,341,401
Protective Life Corp......................            69,300         2,345,112
Reinsurance Group of America, Inc.........           456,400        17,639,860
StanCorp Financial Group Inc..............               100             6,288
UICI (a)..................................               100             1,328
UnumProvident Corp........................               100             1,577
W.R. Berkley Corp.........................           654,275        22,866,911
Zenith National Insurance Corp............               300             9,765
                                                               ---------------
                                                                    51,297,098
                                                               ---------------
Real Estate - 2.1%
Equity Residential (SBI)..................               100             2,951
Pan Pacific Retail Properties, Inc........           200,000         9,530,000
Plum Creek Timber Co., Inc................           132,400         4,031,580
ProLogis..................................           298,200         9,569,238
Simon Properly Group, Inc.................           595,700        27,604,738
                                                               ---------------
                                                                    50,738,507
                                                               ---------------
Thrifts & Mortgage Finance - 0.4%
Doral Financial Corp......................            99,300         3,205,404
Farmer Mac Class C (non-vtg.)(a)..........           134,600         4,301,816
Golden West Financial Corp. Delaware......            14,970         1,544,754
MGIC Investment Corp......................               100             5,694
NetBank, Inc..............................            57,700           770,295
New York Community Bancorp, Inc...........               100             3,805
R&G Financial Corp. Class B...............               100             3,980
Sterling Financial Corp. (a)..............               100             3,423
W Holding Co., Inc........................               153             2,847
                                                               ---------------
                                                                     9,842,018
                                                               ---------------
   TOTAL FINANCIALS.......................                         138,558,438
                                                               ---------------
HEALTH CARE - 21.3%
Biotechnology - 8.9%
Actelion Ltd. (Reg.) (a)..................               100            10,763
Affymetrix, Inc. (a)......................               100             2,461
Bachem Holding AG (B Shares)..............               100             5,115
Biogen Idec, Inc. (a).....................               315            11,586

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                        9                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments - continued

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
BioSource International, Inc. (a).........               100   $           677
Caliper Technologies Corp. (a)............               100               658
Cell Genesys, Inc. (a)....................               100             1,294
Celltech Group PLC sponsored ADR (a)......               100             1,336
Charles River Laboratories
   International,  Inc. (a)...............         1,097,200        37,666,876
Ciphergen Biosystems, Inc. (a)............               100             1,124
Connetics Corp. (a).......................               100             1,816
Dendreon Corp. (a)........................           146,900         1,184,014
Digene Corp. (a)..........................            31,900         1,279,190
Enzon Pharmaceuticals, Inc. (a)...........               100             1,200
Exact Sciences Corp. (a)..................               100             1,012
Gen-Probe, Inc. (a).......................               200             7,294
Genencor International, Inc. (a)..........               100             1,575
Genentech, Inc. (a).......................               100             9,357
Gilead Sciences, Inc. (a).................               100             5,814
Global Bio-Chem Technology Group Co. Ltd..         1,528,000           944,716
Harvard Bioscience, Inc. (a)(c)...........         2,802,200        24,939,580
IDEXX Laboratories, Inc. (a)..............           138,400         6,405,152
Ilex Oncology, Inc. (a)...................               100             2,125
ImmunoGen, Inc. (a).......................               100               505
Invitrogen Corp. (a)......................         1,187,700        83,139,000
Kosan Biosciences, Inc. (a)...............               100               986
Martek Biosciences (a)....................            27,700         1,799,669
Medlmmune, Inc. (a).......................               100             2,540
Myriad Genetics, Inc. (a).................               100             1,286
Nabi Biopharmaceuticals (a)...............            55,300           702,863
Neogen Corp. (a)..........................            15,545           385,050
ONYX Pharmaceuticals, Inc. (a)............            23,400           660,582
PRAECIS Pharmaceuticals, Inc. (a).........           214,900         1,383,956
QIAGEN NV (a).............................         3,571,000        42,709,160
Seattle Genetics, Inc. (a)................               100               858
Serologicals Corp. (a)....................            12,300           228,780
Strategic Diagnostics, Inc. (a)...........           626,000         2,960,980
Tanox, Inc. (a)...........................               100             1,485
Techne Corp. (a)..........................           242,300         9,154,094
Telik, Inc. (a)...........................            65,800         1,514,058
Trimeris, Inc. (a)........................               100             2,098
United Therapeutics Corp. (a).............               100             2,295
                                                               ---------------
                                                                   217,134,980
                                                               ---------------
Health Care Equipment & Supplies - 2.2%
Abaxis, Inc. (a)..........................           184,800         3,348,576
Advanced Medical Optics, Inc. (a).........               100             1,965
Advanced Neuromodulation Systems,
   Inc. (a)...............................               150             6,897
Alcon, Inc................................               100             6,054
Align Technology, Inc. (a)................               100             1,652
Apogent Technologies, Inc. (a)............               100             2,304
Arthrocare Corp. (a)......................               100             2,450
Becton, Dickinson & Co....................               100             4,114
Biacore International AB sponsored ADR....               100   $         2,292
Bio-Rad Laboratories, Inc. Class A (a)....               100             5,767
Biomet, Inc...............................               100             3,641
Biosite, Inc. (a).........................               100             2,895
Bruker BioSciences Corp. (a)..............               163               742
C.R. Bard, Inc............................               100             8,125
Candela Corp. (a).........................           240,900         4,379,562
Cardiodynamics International Corp. (a)....               100               597
Chromavision Medical Systems, Inc. (a)....               100               319
Closure Medical Corp. (a).................            13,300           451,269
CNS., Inc.................................               100             1,370
Cooper Companies, Inc.....................               100             4,713
CTI Molecular Imaging, Inc. (a)...........               100             1,691
Cyberonics, Inc. (a)......................               100             3,201
Cytyc Corp. (a)...........................               100             1,376
DENTSPLY International, Inc...............               100             4,517
Diagnostic Products Corp..................               100             4,591
Edwards Lifesciences Corp. (a)............           935,000        28,124,800
Epix Medical, Inc. (a)....................           229,800         3,741,144
Guidant Corp..............................             3,800           228,760
HealthTronics Surgical Services, Inc. (a).            63,800           398,750
ICU Medical, Inc. (a).....................            18,400           630,752
Illumina, Inc. (a)........................               100               705
Immucor, Inc. (a).........................            21,400           436,346
INAMED Corp. (a)..........................               150             7,209
Integra LifeSciences Holdings Corp. (a)...            98,400         2,817,192
Interpore International, Inc. (a).........               100             1,300
Kensey Nash Corp. (a).....................               100             2,325
Merit Medical Systems, Inc. (a)...........               133             2,968
Millipore Corp. (a).......................            76,000         3,271,800
Molecular Devices Corp. (a)...............               100             1,899
Nobel Biocare Holding AG (Switzerland)....               100            10,098
Nutraceutical International Corp. (a).....               100             1,102
Osteotech, Inc. (a).......................               100               880
PolyMedica Corp...........................               200             5,262
Schick Technologies, Inc. (a).............            52,700           389,980
Sola International, Inc. (a)..............            80,200         1,507,760
Sonic Innovations, Inc. (a)...............           161,800         1,043,610
SonoSight, Inc. (a).......................               100             2,144
St. Jude Medical, Inc. (a)................               100             6,135
SurModics, Inc. (a).......................               100             2,390
Synovis Life Technologies, Inc. (a).......               100             2,034
Synthes-Stratec, Inc......................               100            98,678
Tecan Group AG............................               100             4,821
Therasense, Inc. (a)......................               100             2,030
Thoratec Corp. (a)........................               100             1,301
TriPath Imaging, Inc. (a).................               100               780
Varian Medical Systems, Inc. (a)..........            58,100         4,014,710
Ventana Medical Systems, Inc. (a).........               100             3,940
VSM MedTech Ltd. (a)......................               100               347
Wilson Greatbatch Technologies, Inc. (a)..               100             4,227
Wright Medical Group, Inc. (a)............               100             3,044

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      10
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)

HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Young Innovations, Inc....................               100   $         3,600
Zimmer Holdings, Inc. (a).................               100             7,040
                                                               ---------------
                                                                    55,032,543
                                                               ---------------
Health Care Providers & Services - 8.3%
Accredo Health, Inc. (a)..................               100             3,161
AdvancePCS Class A (a)....................           587,600        30,943,016
Advisory Board Co. (a)....................               100             3,491
American Healthways, Inc. (a).............           120,200         2,869,174
AMERIGROUP Corp. (a)......................            49,400         2,106,910
AmSurg Corp. (a)..........................               100             3,789
Anthem, Inc. (a)..........................               100             7,500
Caremark Rx, Inc. (a).....................         1,231,100        31,183,763
Cerner Corp. (a)..........................           560,200        21,203,570
CIGNA Corp................................               100             5,750
Computer Programs & Systems, Inc..........               100             2,012
Covance, Inc. (a).........................            60,000         1,608,000
Coventry Health Care, Inc. (a)............            81,800         5,275,282
Dendrite International, Inc. (a)..........               100             1,567
Dynacq Healthcare, Inc. (a)...............               100               768
Eclipsys Corp. (a)........................               100             1,164
eResearchTechnology, Inc. (a).............            22,500           571,950
Express Scripts, Inc. (a).................            46,200         3,069,066
First Health Group Corp. (a)..............             9,800           190,708
Health Management Associates, Inc.
   Class A................................           652,200        15,652,800
HealthExtras, Inc. (a)....................               100             1,340
ICON PLC sponsored ADR (a)................            36,100         1,573,960
IDX Systems Corp. (a).....................               100             2,682
IMS Health, Inc...........................         1,757,800        43,698,908
Inveresk Research Group, Inc. (a).........           357,600         8,843,448
iSoft Group PLC...........................           602,200         3,986,631
Laboratory Corp. of America
   Holdings (a)...........................               100             3,695
Lifeline Systems, Inc. (a)................               200             3,800
Lincare Holdings, Inc. (a)................            90,000         2,702,700
McKesson Corp.............................             3,500           112,560
MIM Corp. (a).............................               100               703
NDCHealth Corp............................               100             2,562
Odyssey Healthcare, Inc. (a)..............               200             5,852
Omnicare, Inc.............................               100             4,039
Orthodontic Centers of America, Inc. (a)..               100               805
Oxford Health Plans, Inc..................               100             4,350
PAREXEL International Corp. (a)...........               100             1,626
Patterson Dental Co. (a)..................               100             6,416
Pediatrix Medical Group, Inc. (a).........               100             5,509
Per-Se Technologies, Inc. (a).............               100             1,526
Pharmaceutical Product Development,
   Inc. (a)...............................           421,100        11,357,067
Quest Diagnostics, Inc....................               200            14,622
Renal Care Group, Inc. (a)................               100             4,120
ResCare, Inc. (a).........................         1,188,803         9,629,304
Tripos, Inc. (a)..........................               100   $           669
TriZetto Group, Inc. (a)..................               100               645
Vital Images, Inc. (a)....................            68,100         1,214,904
WebMD Corp. (a)...........................           451,300         4,057,187
WellPoint Health Networks, Inc. (a).......               100             9,699
                                                               ---------------
                                                                   201,954,770
                                                               ---------------
Pharmaceuticals - 1.9%
Able Laboratories, Inc. (a)...............               100             1,807
Allergan, Inc.............................               100             7,681
Alpharma, Inc. Class A....................               100             2,010
Altana AG sponsored ADR...................               100             6,030
American Pharmaceutical Partners,
   Inc. (a)...............................               150             5,040
Bentley Pharmaceuticals, Inc. (a).........               100             1,330
Caraco Pharmaceutical Laboratories
   Ltd. (a)...............................               100               748
Cipla Ltd.................................               100             2,887
Dr. Reddy's Laboratories Ltd. ADR.........           238,300         7,542,195
Endo Pharmaceuticals Holdings, Inc. (a)...               200             3,852
Flamel Technologies SA sponsored
   ADR (a)................................               100             2,679
Forest Laboratories, Inc. (a).............               200            12,360
Guilford Pharmaceuticals, Inc. (a)........           524,500         3,556,110
King Pharmaceuticals, Inc. (a)............               100             1,526
KV Pharmaceutical Co. Class A (a).........               150             3,825
Mylan Laboratories, Inc...................           151,350         3,823,101
Novo Nordisk AS Series B..................               100             4,065
Perrigo Co................................           347,200         5,457,984
Pharmaceutical Resources, Inc. (a)........             7,700           501,655
Pure World, Inc. (a)......................               100               251
Ranbaxy Laboratories Ltd.
   sponsored GDR..........................           270,300         6,892,650
Salix Pharmaceuticals Ltd. (a)............               100             2,267
SICOR, Inc. (a)...........................           231,800         6,304,960
Stada Arzneimittel AG.....................           190,365        11,776,649
SuperGen, Inc. (a)........................               100             1,100
Teva Pharmaceutical Industries Ltd.
   sponsored ADR..........................               100             5,671
Watson Pharmaceuticals, Inc. (a)..........               100             4,600
                                                               ---------------
                                                                    45,925,033
                                                               ---------------
   TOTAL HEALTH CARE......................                         520,047,326
                                                               ---------------
INDUSTRIALS - 5.2%
Aerospace & Defense - 1.2%
Alliant Techsystems, Inc. (a).............               100             5,776
Applied Signal Technology, Inc............               100             2,301
Cubic Corp................................               100             2,300
DRS Technologies, Inc. (a)................           204,900         5,692,122
Embraer - Empresa Brasileira de
   Aeronautica SA sponsored ADR...........               100             3,503
Engineered Support Systems, Inc...........               225            12,389
General Dynamics Corp.....................               100             9,039
Herley Industries, Inc. (a)...............               100             2,070

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       11                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments - continued

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Invision Technologies, Inc. (a)...........               100   $         3,357
KVH Industries, Inc. (a)..................               100             2,747
L-3 Communications Holdings, Inc.(a)......           383,800        19,711,968
Rockwell Collins, Inc.....................               100             3,003
United Defense Industries, Inc. (a).......            75,000         2,391,000
                                                               ---------------
                                                                    27,841,575
                                                               ---------------
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc..............             3,250           123,208
CNF, Inc..................................               100             3,390
Expediters International of Washington,
   Inc....................................             4,400           165,704
FedEx Corp................................               100             6,750
Forward Air Corp. (a).....................               100             2,750
UTI Worldwide, Inc........................               100             3,793
                                                               ---------------
                                                                       305,595
                                                               ---------------
Airlines - 0.0%
Southwest Airlines Co.....................               100             1,614
                                                               ---------------
Building Products - 0.0%
American Woodmark Corp....................               100             5,505
Quixote Corp..............................               100             2,441
Simpson Manufacturing Co. Ltd. (a)........               100             5,086
Trex Co., Inc. (a)........................               100             3,798
                                                               ---------------
                                                                        16,830
                                                               ---------------
Commercial Services & Supplies - 2.4%
Administaff, Inc. (a).....................               100             1,738
Apollo Group, Inc.:
   - University of Phoenix Online (a).....               100             6,893
   Class A (a)............................               200            13,600
Avery Dennison Corp.......................               100             5,602
Benesse Corp..............................               100             2,453
Bennett Environmental, Inc. (a)...........           409,600         8,455,973
Bright Horizons Family
   Solutions, Inc. (a)(c).................           685,300        28,782,600
Career Education Corp. (a)................               200             8,014
ChoicePoint, Inc. (a).....................           206,600         7,869,394
Cintas Corp...............................               100             5,013
Coinstar, Inc. (a)........................               100             1,806
Corinthian Colleges, Inc. (a).............               100             5,556
Corporate Executive Board Co. (a).........               100             4,667
CoStar Group, Inc. (a)....................               100             4,168
Danka Business Systems PLC sponsored
   ADR (a)................................            17,000            74,800
DeVry, Inc. (a)...........................             3,900            98,007
Education Management Corp. (a)............               200             6,208
FTI Consulting, Inc. (a)..................               150             3,506
Fullcast Co. Ltd..........................             2,500         7,784,391
Gevity HR, Inc............................               100             2,224
GFK AG....................................               100             2,871
H&R Block, Inc............................               100             5,537
Herman Miller, Inc........................               100             2,427
HON Industries, Inc.......................               100   $         4,332
Ionics, Inc. (a)..........................               100             3,185
ITT Educational Services, Inc. (a)........               100             4,697
Labor Ready, Inc. (a).....................               100             1,310
National Research Corp. (a)...............               100             1,619
On Assignment, Inc. (a)...................           124,300           647,603
Princeton Review, Inc. (a)................            24,402           237,920
Resources Connection, Inc. (a)............               100             2,731
Right Management Consultants, Inc.(a).....               100             1,866
Ritchie Brothers Auctioneers, Inc.........               100             5,310
Robert Half International, Inc. (a).......            24,200           564,828
Stericycle, Inc. (a)......................               100             4,670
Strayer Education, Inc....................               100            10,883
Tetra Tech, Inc. (a)......................           182,800         4,544,408
Trojan Technologies Corp. (a).............               100               567
West Corp. (a)............................               100             2,323
                                                               ---------------
                                                                    59,185,700
                                                               ---------------
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)................            62,600         1,678,932
EMCOR Group, Inc. (a).....................               100             4,390
Granite Construction, Inc.................               100             2,349
Jacobs Engineering Group, Inc. (a)........           113,800         5,463,538
                                                               ---------------
                                                                     7,149,209
                                                               ---------------
Electrical Equipment - 0.3%
AstroPower, Inc. (a)......................               100                65
Fujikura Ltd..............................             1,000             5,927
Johnson Electric Holdings Ltd.............               500               638
REPower Systems AG........................           121,500         2,919,146
Rockwell Automation, Inc..................           142,500         5,073,000
                                                               ---------------
                                                                     7,998,776
                                                               ---------------
Industrial Conglomerates - 0.0%
Alleghany Corp............................               100            22,250
Teleflex, Inc.............................               100             4,833
                                                               ---------------
                                                                        27,083
                                                               ---------------
Machinery - 0.9%
AGCO Corp. (a)............................               100             2,014
Cascade Corp..............................               200             4,460
Ceradyne, Inc. (a)........................               100             3,406
CNH Global NV.............................               100             1,660
CUNO, Inc. (a)............................            99,900         4,498,497
Dionex Corp. (a)..........................               100             4,602
ESCO Technologies, Inc. (a)...............               100             4,365
Graco, Inc................................           445,800        17,876,580
Husky Injection Molding Systems Ltd.(a)...               100               432
Illinois Tool Works, Inc..................               100             8,391
Joy Global, Inc...........................               100             2,615
Middleby Corp.............................               100             4,047
PACCAR, Inc...............................               100             8,512
Pentair, Inc..............................               100             4,570
Trinity Industries, Inc...................               100             3,084

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      12
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                  Shares       Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Wabash National Corp. (a).................               100   $         2,930
Zenon Environmental, Inc. (a).............               100             1,446
                                                               ---------------
                                                                    22,431,611
                                                               ---------------
Marine - 0.1%
Alexander & Baldwin, Inc..................            48,700         1,640,703
                                                               ---------------
Road & Rail - 0.0%
Canadian National Railway Co..............               100             6,321
Heartland Express, Inc....................               100             2,419
Knight Transportation, Inc. (a)...........               100             2,565
Old Dominion Freight Lines, Inc. (a)......               100             3,408
                                                               ---------------
                                                                        14,713
                                                               ---------------
Trading Companies & Distributors - 0.0%
Fastenal Co...............................               200             9,988
Richelieu Hardware Ltd....................               100             1,467
                                                               ---------------
                                                                        11,455
                                                               ---------------
   TOTAL INDUSTRIALS......................                         126,624,864
                                                               ---------------
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 0.4%
3Com Corp. (a)............................               100               817
Avocent Corp. (a).........................               100             3,652
Black Box Corp............................               100             4,607
Comtech Telecommunications Corp.(a).......               100             2,887
ECtel Ltd. (a)............................               100               496
Emulex Corp. (a)..........................               100             2,668
Harris Corp...............................               100             3,795
InterDigital Communication Corp. (a)......               100             2,064
Loral Space & Communications Ltd..........            67,810            21,360
NETGEAR, Inc..............................               800             2,792
NetScreen Technologies, Inc. (a)..........               200             4,950
Packeteer, Inc. (a).......................                10               170
PC-Tel, Inc. (a)..........................           133,300         1,414,313
Plantronics, Inc. (a).....................               100             3,265
Polycom, Inc. (a).........................               200             3,904
QLogic Corp. (a)..........................                81             4,180
QUALCOMM, Inc.............................               100             5,393
Research in Motion Ltd. (a)...............               100             6,685
Scientific-Atlanta, Inc...................               100             2,730
SeaChange International, Inc. (a).........           275,400         4,241,160
SpectraLink Corp..........................               100             1,917
UTStarcom, Inc. (a).......................            80,700         2,991,549
ViaSat, Inc. (a)..........................               100             1,914
                                                               ---------------
                                                                     8,737,268
                                                               ---------------
Computers & Peripherals - 0.5%
ActivCard Corp. (a).......................           273,800         2,157,544
Ambit Microsystems Corp...................         2,575,000         6,786,293
Applied Films Corp. (a)...................               100             3,302
Avid Technology, Inc. (a).................               100             4,800
Compal Electronics, Inc...................             1,000             1,369
Drexler Technology Corp. (a)..............           256,926   $     3,512,178
EMC Corp. (a).............................             6,300            81,396
iCAD, Inc. (a)............................               100               528
Lexmark International, Inc. Class A (a)...               100             7,864
M-Systems Flash Disk Pioneers Ltd. (a)....               900            15,552
Moser-Baer India Ltd......................               200             1,503
Network Appliance, Inc. (a)...............               100             2,053
Overland Storage, Inc. (a)................               100             1,880
Psion PLC (a).............................               100               149
SanDisk Corp. (a).........................               100             6,114
Stratasys, Inc. (a).......................               150             4,089
Synaptics, Inc. (a).......................               100             1,498
                                                               ---------------
                                                                    12,588,112
                                                               ---------------
Electronic Equipment & Instruments - 5.3%
Anritsu Corp. (a).........................         1,087,000         7,289,238
Brightpoint, Inc. (a).....................               150             2,588
CDW Corp..................................            71,400         4,124,064
CellStar Corp. (a)........................               100             1,263
Cognex Corp...............................               100             2,824
Excel Technology, Inc. (a)................               100             3,286
Fargo Electronics, Inc. (a)...............               100             1,272
Flir Systems, Inc. (a)....................           115,745         4,224,693
Global Imaging Systems, Inc. (a)..........               100             3,175
Hon Hai Precision Industries Co. Ltd......         4,757,000        18,700,221
I. D. Systems Inc. (a)....................               100               685
Identix, Inc. (a).........................               100               445
INFICON Holding AG (a)....................               100             8,465
Itron, Inc. (a)...........................               100             1,836
Landauer, Inc.............................               100             4,078
Lexar Media, Inc. (a).....................               100             1,743
LoJack Corp. (a)..........................               100               806
Metrologic Instruments, Inc. (a)..........               200             5,400
Mettler-Toledo International, Inc. (a)....           173,000         7,302,330
MOCON, Inc................................               100               810
MTS Systems Corp..........................               100             1,923
Nam Tai Electronics, Inc..................             5,630           158,090
National Instruments Corp.................               100             4,547
ScanSource, Inc. (a)......................               100             4,562
Symbol Technologies, Inc..................         3,312,400        55,946,436
Trimble Navigation Ltd. (a)...............               100             3,724
Universal Display Corp. (a)...............               100             1,367
Varian, Inc. (a)..........................               100             4,173
Viisage Technology, Inc. (a)..............               100               360
Waters Corp. (a)..........................           978,720        32,454,355
                                                               ---------------
                                                                   130,258,759
                                                               ---------------
Internet Software & Services - 0.1%
Aquantive, Inc. (a).......................               100             1,025
Ariba, Inc. (a)...........................               100               300
Asialnfo Holdings, Inc. (a)...............               100               668
Ask Jeeves, Inc. (a)......................               100             1,812
Autobytel, Inc. (a).......................               100               908
CNET Networks, Inc. (a)...................               100               682
Digital Impact, Inc. (a)..................               100               288

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       13                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments - continued

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Digital Insight Corp. (a).................                10   $           249
Digital River, Inc. (a)...................               100             2,210
Dwango Co. Ltd............................                 1             8,760
EarthLink, Inc. (a).......................               100             1,000
FreeMarkets, Inc. (a).....................               100               669
Internet Commerce Corp. Class A (a).......               100               110
iPass, Inc................................               100             1,603
ITXC Corp. (a)............................                10                43
j2 Global Communications, Inc. (a)........               200             4,954
LookSmart Ltd. (a)........................               100               155
Netease.com, Inc. sponsored ADR (a).......               100             3,690
NetRatings, Inc. (a)......................                10               114
NIC, Inc. (a).............................                10                80
PEC Solutions, Inc. (a)...................               100             1,695
Quovadx, Inc. (a).........................                10                49
Raindance Communications, Inc. (a)........                10                28
Retek, Inc. (a)...........................               100               928
Sina Corp. (a)............................               100             3,375
Sohu.com, Inc. (a)........................            39,000         1,170,390
Supportsoft, Inc. (a).....................           147,910         1,945,017
United Online, Inc. (a)...................               150             2,519
ValueClick, Inc. (a)......................               100               908
Websense, Inc. (a)........................               100             2,924
Yahoo!, Inc. (a)..........................               100             4,517
                                                               ---------------
                                                                     3,161,670
                                                               ---------------
IT Services - 0.9%
Affiliated Computer Services, Inc.
   Class A (a)............................           214,500        11,681,670
Alliance Data Systems Corp. (a)...........               100             2,768
Anteon International Corp. (a)............               100             3,605
CACI International, Inc. Class A (a)......               300            14,586
Certegy, Inc..............................            86,000         2,820,800
CheckFree Corp. (a).......................               100             2,765
Cognizant Technology Solutions Corp.
   Class A (a)............................               300            13,692
Concord EFS, Inc. (a).....................               100             1,484
DST Systems, Inc. (a).....................            85,200         3,557,952
Hewitt Associates, Inc. Class A (a).......               100             2,990
iGate Corp. (a)...........................               100               785
Infosys Technologies Ltd. sponsored ADR...               100             9,570
infoUSA, Inc. (a).........................               100               742
InteliData Technologies Corp. (a).........               100               165
Intrado, Inc. (a).........................               100             2,195
Mastek Ltd................................           492,375         3,597,440
Maximus, Inc. (a).........................               100             3,913
Paychex, Inc..............................               100             3,720
Satyam Computer Services Ltd..............               100               805
SRA International, Inc. Class A (a).......               200             8,620
SunGard Data Systems, Inc. (a)............               200             5,542
Syntel, Inc...............................               100             2,471
The BISYS Group, Inc. (a).................               100             1,488
Total System Services, Inc................               100   $         3,113
Tyler Technologies, Inc. (a)..............               100               963
                                                               ---------------
                                                                    21,743,844
                                                               ---------------
Office Electronics - 0.6%
Zebra Technologies Corp. Class A (a)......           230,850        15,321,515
                                                               ---------------
Semiconductors & Semiconductor Equipment - 0.2%
Agere Systems, Inc. Class A (a)...........               100               305
Analog Devices, Inc.......................               100             4,565
ARM Holdings PLC sponsored ADR (a)........               100               690
ASM Pacific Technology Ltd................               500             2,190
ATI Technologies, Inc. (a)................               100             1,502
Broadcom Corp. Class A (a)................               100             3,409
Cabot Microelectronics Corp. (a)..........            60,100         2,944,900
Hi/fn, Inc. (a)...........................                 8                95
International Rectifier Corp. (a).........               100             4,941
Intersil Corp. Class A....................            57,000         1,416,450
KLA-Tencor Corp. (a)......................               100             5,867
Lam Research Corp. (a)....................               100             3,230
Linear Technology Corp....................               100             4,207
Marvell Technology Group Ltd. (a).........               200             7,586
Micrel, Inc. (a)..........................               100             1,558
Microchip Technology, Inc.................               100             3,336
Novellus Systems, Inc. (a)................               100             4,205
NVIDIA Corp. (a)..........................             5,000           116,250
Omnivision Technologies, Inc. (a).........               200            11,050
PLX Technology, Inc. (a)..................               100               885
RF Micro Devices, Inc. (a)................               100             1,005
Silicon Image, Inc. (a)...................               100               723
Standard Microsystems Corp. (a)...........               100             2,530
Tundra Semiconductor Corp. Ltd. (a).......               100             2,078
Zoran Corp. (a)...........................               100             1,739
                                                               ---------------
                                                                     4,545,296
                                                               ---------------
Software - 0.9%
Activision, Inc. (a)......................               150             2,730
Adobe Systems, Inc........................               100             3,930
Ansys, Inc. (a)...........................               100             3,970
Barra, Inc................................               100             3,549
BEA Systems, Inc. (a).....................               100             1,230
Borland Software Corp. (a)................               100               973
Business Objects SA sponsored ADR (a).....               100             3,467
Cadence Design Systems, Inc. (a)..........               100             1,798
Check Point Software Technologies
   Ltd. (a)...............................               100             1,682
Citrix Systems, Inc. (a)..................               100             2,121
Cognos, Inc. (a)..........................               100             3,054
Concur Technologies, Inc. (a).............           113,000         1,093,840
Dassault Systemes SA sponsored ADR........               100             4,590
Digimarc Corp. (a)........................               100             1,330
Electronic Arts, Inc. (a).................           153,200         7,319,896
EPIQ Systems, Inc. (a)....................               100             1,713
Evolving Systems, Inc. (a)................               100             1,330
FactSet Research Systems, Inc.............               100             3,821
Hudson Soft Co. Ltd.......................               100             1,092

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      14
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                 Shares         Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Insignia Systems, Inc. (a)................               100   $           262
Intuit, Inc. (a)..........................               100             5,291
KFX, Inc. (a).............................            65,600           495,280
Kronos, Inc. (a)..........................               150             5,942
Macrovision Corp. (a).....................            66,400         1,499,976
Magma Design Automation, Inc. (a).........               100             2,334
Manhattan Associates, Inc. (a)............               100             2,764
Mercury Interactive Corp. (a).............               100             4,864
Merge Technologies, Inc. (a)..............               100             1,764
Network Associates, Inc. (a)..............               100             1,504
PeopleSoft, Inc. (a)......................               100             2,280
Plato Learning, Inc. (a)..................            77,400           816,570
Quality Systems, Inc. (a).................               100             4,459
Quest Software, Inc. (a)..................               100             1,420
Red Hat, Inc. (a).........................               100             1,877
Renaissance Learning, Inc. (a)............           203,870         4,909,190
Roxio, Inc. (a)...........................               100               479
RSA Security, Inc. (a)....................               100             1,420
ScanSoft, Inc. (a)........................               100               532
Secure Computing Corp. (a)................           125,700         2,251,287
Symantec Corp. (a)........................               200             6,930
Synopsys, Inc. (a)........................               100             3,376
TALX Corp................................                100             2,303
Trend Micro, Inc. sponsored ADR (a).......               100             2,630
Vastera, Inc. (a).........................           776,799         3,107,196
WatchGuard Technologies, Inc. (a).........                10                58
Wind River Systems, Inc. (a)..............               100               876
                                                               ---------------
                                                                    21,588,980
                                                               ---------------
   TOTAL INFORMATION TECHNOLOGY...........                         217,945,444
                                                               ---------------
MATERIALS - 22.7%
Chemicals - 0.8%
American Vanguard Corp....................               100             3,727
Balchem Corp..............................               100             2,280
BOC Group PLC.............................               100             1,524
Ecolab, Inc...............................           383,600        10,499,132
Headwaters, Inc. (a)......................               100             1,962
International Flavors & Fragrances, Inc...               100             3,492
Minerals Technologies, Inc................            41,800         2,476,650
Novozymes AS Series B.....................            18,800           684,769
Potash Corp. of Saskatchewan..............               100             8,652
Praxair, Inc..............................               200             7,640
Quaker Chemical Corp......................               100             3,075
Sigma Aldrich Corp........................               100             5,718
Sinopec Shanghai Petrochemical Co. Ltd:
   (H Shares).............................             2,000               889
   sponsored ADR..........................           110,100         5,093,226
Spartech Corp.............................               100             2,464
Terra Nitrogen Co. LP.....................               100   $           496
Valspar Corp..............................               100             4,942
                                                               ---------------
                                                                    18,800,638
                                                               ---------------
Construction Materials - 0.0%
Anhui Conch Cement Co. Ltd. Class H.......         1,000,000         1,288,062
Cemex SA de CV sponsored ADR..............               100             2,620
Cheung Kong Infrastructure Holdings Ltd...             1,000             2,241
Florida Rock Industries, Inc..............               100             5,485
James Hardie Industries NV................               100               517
Vulcan Materials Co.......................               100             4,757
                                                               ---------------
                                                                     1,303,682
                                                               ---------------
Containers & Packaging - 0.0%
Aptargroup Inc............................               100             3,900
IPL, Inc. Class A.........................               100               713
                                                               ---------------
                                                                         4,613
                                                               ---------------
Metals & Mining - 21.4%
Agnico-Eagle Mines Ltd....................         1,180,230        14,220,625
Agnico-Eagle Mines Ltd.
   warrants 11/14/07 (a)..................            23,350            61,878
Alumina Ltd...............................         1,236,600         6,109,189
Apex Silver Mines Ltd. (a)................               100             2,090
Arch Coal, Inc............................            51,200         1,595,904
AUR Resources, Inc. (a)...................         3,187,800        16,587,766
Barrick Gold Corp.........................               100             2,259
BHP Steel Ltd.............................         1,037,200         4,367,566
China Steel Corp..........................         3,698,000         3,070,777
Commercial Metals Co......................               100             3,040
Compania de Minas Buenaventura SA
   sponsored ADR..........................         1,405,000        39,733,400
CONSOL Energy, Inc........................           292,800         7,583,520
Freeport-McMoRan Copper & Gold, Inc.
   Class B................................         1,194,200        50,311,646
Glamis Gold Ltd. (a)......................            94,100         1,616,210
Goldcorp, Inc.............................            50,000           794,789
Golden Star Resources Ltd. (a)............           250,000         1,746,068
Harmony Gold Mining Co. Ltd...............         1,049,100        17,012,009
High River Gold Mines Ltd. (a)............         1,989,600         2,990,842
Inmet Mining Corp. (a)....................           658,400         8,856,830
International Steel Group, Inc. (a).......             2,500            97,375
IPSCO, Inc................................         1,165,900        21,615,707
JFE Holdings, Inc.........................           162,900         4,468,827
Kinross Gold Corp. (a)....................         3,698,666        29,425,095
Meridian Gold, Inc. (a)...................         3,540,900        51,672,246
Newmont Mining Corp.......................         2,814,180       136,797,283
Nippon Steel Corp.........................         2,951,000         6,365,662
Nucor Corp................................           333,700        18,687,200
Peabody Energy Corp.......................            39,600         1,651,716
Placer Dome, Inc..........................               100             1,786
POSCO sponsored ADR.......................            16,500           560,505
Quanex Corp...............................               100             4,610
Schnitzer Steel Industries, Inc. Class A..               100             6,050
Sons of Gwalia Ltd. ADR (a)...............               100             1,335

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       15                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Investments - continued

------------------------------------------------------------------------------
Common Stocks - continued
------------------------------------------------------------------------------
                                                  Shares        Value (Note 1)

MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc. (a)..................           577,800   $    13,572,522
Steel Technologies, Inc...................               100             1,769
Stillwater Mining Co. (a).................           700,300         6,701,871
Teck Cominco Ltd. Class B (sub. vtg.).....         1,550,900        26,218,962
United States Steel Corp..................           452,000        15,829,040
Usinas Siderurgicas de Minas Gerais SA
   (Usiminas) (PN-A)......................           351,000         4,121,200
WMC Resources Ltd. (a)....................         1,074,100         4,547,179
Xstrata PLC...............................           155,900         1,753,763
                                                               ---------------
                                                                   520,768,111
                                                               ---------------
Paper & Forest Products - 0.5%
Aracruz Celulose SA sponsored ADR.........               100             3,504
Lee & Man Paper Manufacturing Ltd.........         4,500,000         3,564,712
Sino-Forest Corp. Class A (sub. vtg.)(a)..         2,043,700         8,129,426
                                                               ---------------
                                                                    11,697,642
                                                               ---------------
   TOTAL MATERIALS........................                         552,574,686
                                                               ---------------
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.8%
BCE, Inc..................................               100             2,228
Covad Communications Group, Inc. (a)......         1,615,200         5,814,720
General Communications, Inc. Class A (a)..               100               870
Golden Telecom, Inc. (a)..................           114,800         3,185,700
Hungarian Telephone & Cable Corp. (a).....               100               986
Matav Rt. sponsored ADR...................               100             1,871
Philippine Long Distance Telephone Co.(a).               100             1,746
Philippine Long Distance Telephone Co.
   sponsored ADR (a)......................            23,000           400,660
PT Telkomunikasi Indonesia
   Tbk sponsored ADR......................           565,900         9,292,078
Rostelecom sponsored ADR..................               100             1,252
Telefonica del Peru SA sponsored ADR......               100               393
Warwick Valley Telephone Co...............               300             8,877
                                                               ---------------
                                                                    18,711,381
                                                               ---------------
Wireless Telecommunication Services - 1.3%
Advanced Info Service PCL (For. Reg.).....               100               215
America Movil SA de CV sponsored ADR......           187,200         5,118,048
At Road, Inc. (a).........................           524,827         6,980,199
Boston Communications Group, Inc. (a).....               100               929
Mobile TeleSystems OJSC sponsored ADR.....            51,800         4,289,040
MTN Group Ltd. (a)........................         1,625,000         6,909,468
Nextel Communications, Inc. Class A(a)....               100             2,806
Nextel Partners, Inc. Class A (a).........               100             1,345
Nil Holdinas, Inc. Class B (a)............           118,900         8,873,507
Telephone & Data Systems, Inc.............               100   $         6,255
Vimpel Communications sponsored ADR (a)...               100             7,350
                                                               ---------------
                                                                    32,189,162
                                                               ---------------
   TOTAL TELECOMMUNICATION SERVICES.......                          50,900,543
                                                               ---------------
UTILITIES - 2.2%
Electric Utilities - 0.2%
Ameren Corp...............................               100             4,600
Black Hills Corp..........................               100             2,983
Cinergy Corp..............................               100             3,881
Empire District Electric Co...............               100             2,193
FPL Group, Inc............................               100             6,542
Otter Tail Corp...........................               100             2,673
PPL Corp..................................               100             4,375
Wisconsin Energy Corp.....................           109,500         3,662,775
                                                               ---------------
                                                                     3,690,022
                                                               ---------------
Gas Utilities - 1.3%
KeySpan Corp..............................           498,700        18,352,160
Southwestern Energy Co. (a)...............           567,200        13,556,080
                                                               ---------------
                                                                    31,908,240
                                                               ---------------
Multi-Utilities & Unregulated Power - 0.7%
Energy East Corp..........................               100             2,240
Equitable Resources, Inc..................           137,600         5,905,792
Public Service Enterprise Group,Inc.......               100             4,380
Questar Corp..............................             5,600           196,840
Sierra Pacific Resources (a)..............         1,574,202        11,554,643
                                                               ---------------
                                                                    17,663,895
                                                               ---------------
   TOTAL UTILITIES........................                          53,262,157
                                                               ---------------
TOTAL COMMON STOCKS
   (Cost $1,746,053,597)..................                       2,359,227,440
                                                               ---------------

------------------------------------------------------------------------------
Money Market Funds - 8.0%
------------------------------------------------------------------------------
                                                  Shares        Value (Note 1)

Fidelity Cash Central Fund, 1.07%(b)             120,496,229   $   120,496,229
Fidelity Securities Lending Cash
   Central Fund, 1.09% (b)................        74,639,803        74,639,803
                                                               ---------------
TOTAL MONEY MARKET FUNDS
   (Cost $195,136,032)....................                         195,136,032
                                                               ---------------
TOTAL INVESTMENT PORTFOLIO -104.8%
   (Cost $1,941,189,629)..................                       2,554,363,472
NET OTHER ASSETS - (4.8)%.................                        (118,130,570)
                                                               ---------------
NET ASSETS - 100%.........................                     $ 2,436,232,902
                                                               ===============

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      16
--------------------------------------------------------------------------------

Legend

(a)  Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)  Affiliated company

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,346,102,981 and $812,756,440, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $98,948 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America..............................................    74.0%
Canada................................................................    10.5%
Japan.................................................................     2.9%
Cayman Islands........................................................     2.3%
Netherlands...........................................................     1.8%
Peru..................................................................     1.6%
Taiwan................................................................     1.1%
South Africa..........................................................     1.0%
Others (individually less than 1%)....................................     4.8%
                                                                         -----
                                                                         100.0%
                                                                         =====

Transactions during the period with companies which are or were affiliates are as follows:

                    Purchase        Sales      Dividend
Affiliate             Cost          Cost        Income        Value

Bright Horizons
Family Solutions,
Inc..............  $   948,299   $        --   $     --   $   28,782,600
Drexler
Technology Corp..    4,314,828   $ 7,087,239         --               --
Harvard
Bioscience,Inc...    3,124,014            --         --       24,939,580
                   -----------   -----------   --------   --------------
TOTALS             $ 8,387,141   $ 7,087,239   $     --   $   53,722,180
                   ===========   ===========   ========   ==============
Income Tax Information

At December 31, 2003, the fund had a capital loss carryforward of approximately $127,019,000 of which $26,601,000 and $100,418,000 will expire on December 31,
2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       17                          Annual Report
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

------------------------------------------------------------------------------
Statement of Assets and Liabilities
------------------------------------------------------------------------------
                                                             December 31, 2003
Assets
Investment in securities, at value
   (including securities loaned of
   $71,513,615) (cost $1,941,189,629) -
   See accompanying schedule..............                     $ 2,554,363,472
Foreign currency held at value............
   (cost $221,076)........................                             221,562
Receivable for investments sold...........                             253,008
Receivable for fund shares sold...........                           4,211,212
Dividends receivable......................                             929,002
Interest receivable.......................                              96,529
Prepaid expenses..........................                              10,632
Other receivables.........................                             223,302
                                                               ---------------
   Total assets...........................                       2,560,308,719

Liabilities
Payable to custodian bank.................   $        90,935
Payable for investments purchased.........        42,834,335
Payable for fund shares redeemed..........         4,497,598
Accrued management fee....................         1,119,712
Distribution fees payable.................           281,147
Other affiliated payables.................           175,463
Other payables and accrued expenses.......           436,824
Collateral on securities loaned, at value.        74,639,803
                                             ---------------
   Total liabilities......................                         124,075,817
                                                               ---------------
Net Assets................................                     $ 2,436,232,902
                                                               ===============
Net Assets consist of:
Paid in capital...........................                     $ 1,954,001,002
Undistributed net investment income.......                              76,412
Accumulated undistributed net realized
   gain (loss) on investments and
   foreign currency transactions..........                        (130,685,298)
Net unrealized appreciation (depreciation)
   on investments and assets and
   liabilities in foreign currencies......                         612,840,786
                                                               ---------------
   Net Assets.............................                     $ 2,436,232,902
                                                               ===============
Initial Class:
Net Asset Value, offering price and
   redemption price per share
   ($678,479,712/28,085,774 shares).....                       $         24.16
                                                               ===============
Service Class:
Net Asset Value, offering price and
   redemption price per share
   ($580,179,200/24,077,057 shares).....                       $         24.10
                                                               ===============
Service Class 2:
Net Asset Value, offering price and
   redemption price per share
   ($1,177,573,990/49,114,767 shares)...                       $         23.98
                                                               ===============

------------------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------------------
                                                  Year ended December 31, 2003
Investment Income
Dividends.................................                     $     8,156,287
Interest..................................                           1,682,720
Security lending..........................                           1,107,677
                                                               ---------------
   Total income...........................                          10,946,684
Expenses
Management fee............................   $     9,876,195
Transfer agent fees.......................         1,193,037
Distribution fees.........................         2,322,333
Accounting and security lending fees......           387,360
Non-interested trustees' compensation.....             6,625
Custodian fees and expenses...............           148,211
Audit.....................................            34,735
Legal.....................................             7,989
Miscellaneous.............................           356,244
                                             ---------------
   Total expenses before reductions.......        14,332,729
   Expense reductions.....................          (422,778)       13,909,951
                                             ---------------   ---------------
Net investment income (loss)..............                          (2,963,267)
                                                               ---------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment securities (Net of foreign
    taxes of $23,455, including realized
    gain (loss) of ($1,657,190) on sales
    of affiliated issuers)..............          30,189,715
   Foreign currency transactions..........           (39,777)
   Futures contracts......................            61,870
                                             ---------------
Total net realized gain (loss)............                          30,211,808
Change in net unrealized
 appreciation (depreciation) on:
   Investment securities (Net of deferred
    foreign taxes of $336,495)..........         575,217,151
   Assets and liabilities in foreign
    currencies..........................               2,087
   Futures contracts......................             4,181
                                             ---------------
Total change in net unrealized
 appreciation (depreciation)............                           575,223,419
                                                               ---------------
Net gain (loss)...........................                         605,435,227
                                                               ---------------
Net increase (decrease) in net
 assets resulting from operations                              $   602,471,960
                                                               ===============

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portfilio                      18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                Year ended        Year ended
                                               December 31,      December 31,
Increase (Decrease) in Net Assets                 2003               2002
Operations
   Net investment income (loss)...........   $    (2,963,267)  $      5,367,275
   Net realized gain (loss)...............        30,211,808       (100,092,133)
   Change in net unrealized appreciation
    (depreciation)........................       575,223,419        (54,350,719)
                                             ---------------   ----------------
   Net increase (decrease) in net assets
    resulting from operations.............       602,471,960       (149,075,577)
                                             ---------------   ----------------
Distributions to shareholders from net
 investment income........................        (5,082,393)       (10,315,464)
                                             ---------------   ----------------
Share transactions - net increase
 (decrease)...............................       440,089,337        406,189,773
                                             ---------------   ----------------
   Total increase (decrease) in net
    assets................................     1,037,478,904        246,798,732
Net Assets
   Beginning of period....................     1,398,753,998      1,151,955,266
                                             ---------------   ----------------
   End of period (including
    undistributed net investment income of
    $76,412 and undistributed net
    investment income of $4,928,520,
    respectively).........................   $ 2,436,232,902   $  1,398,753,998
                                             ===============   ================

Other Information

Share Transactions                        Year ended December 31, 2003
                                Initial Class   Service Class   Service Class 2
Shares
   Sold.......................      4,434,612       4,691,539        24,537,608
   Reinvested.................        131,528          76,717            95,288
   Redeemed...................     (5,011,471)     (2,353,097)       (5,472,778)
                                -------------   -------------   ---------------
   Net increase (decrease)....       (445,331)      2,415,159        19,160,118
                                =============   =============   ===============
Dollars
   Sold.......................  $  95,795,053   $  94,175,028   $   482,784,357
   Reinvested.................      2,207,036       1,285,007         1,590,350
   Redeemed...................    (89,867,137)    (43,168,976)     (104,711,381)
                                -------------   -------------   ---------------
   Net increase (decrease)....  $   8,134,952   $  52,291,059   $   379,663,326
                                =============   =============   ===============

Share Transactions                        Year ended December 31, 2002
                                Initial Class   Service Class   Service Class 2
Shares
   Sold.......................      7,049,981       6,655,084        22,666,360
   Reinvested.................        277,413         161,340           101,720
   Redeemed...................     (8,136,461)     (3,917,197)       (3,604,685)
                                -------------   -------------   ---------------
   Net increase (decrease)....       (809,067)      2,899,227        19,163,395
                                =============   =============   ===============
Dollars
   Sold.......................  $ 134,875,925   $ 125,174,947   $   416,253,061
   Reinvested.................      5,301,369       3,078,362         1,935,732
   Redeemed...................   (145,105,795)    (70,148,866)      (65,174,962)
                                -------------   -------------   ---------------
   Net increase (decrease)....  $  (4,928,501)  $  58,104,443   $   353,013,831
                                =============   =============   ===============

Distributions                             Year ended December 31, 2003
                                Initial Class   Service Class   Service Class 2
From net investment income....  $   2,207,036   $   1,285,007   $     1,590,350
From net realized gain........             --              --                --
                                -------------   -------------   ---------------
Total.........................  $   2,207,036   $   1,285,007   $     1,590,350
                                =============   =============   ===============

                                          Year ended December 31, 2002
                                Initial Class   Service Class   Service Class 2
From net investment income....  $   5,301,369   $   3,078,362   $     1,935,733
From net realized gain........             --              --                --
                                -------------   -------------   ---------------
Total.........................  $   5,301,369   $   3,078,362   $     1,935,733
                                =============   =============   ===============

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       19                          Annual Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights -- Initial Class
--------------------------------------------------------------------------------

Years ended December 31,                              2003          2002           2001           2000         1999
Selected Per-Share Data
Net asset value, beginning of period...........   $     17.51   $      19.60   $      20.26   $     15.25   $     10.31
                                                  -----------   ------------   ------------   -----------   -----------
Income from Investment Operations
   Net investment income (loss)/C/.............          (.01)           .09            .20           .19            --/E/
   Net realized and unrealized gain (loss).....          6.74          (2.00)          (.86)         4.95          5.05
                                                  -----------   ------------   ------------   -----------   -----------
Total from investment operations...............          6.73          (1.91)          (.66)         5.14          5.05
                                                  -----------   ------------   ------------   -----------   -----------
Distributions from net investment income.......          (.08)          (.18)            --          (.08)           --
Distributions from net realized gain...........            --             --             --            --          (.09)
Distributions in excess of net realized gain...            --             --             --          (.05)         (.02)
                                                  -----------   ------------   ------------   -----------   -----------
   Total distributions.........................          (.08)          (.18)            --          (.13)         (.11)
                                                  -----------   ------------   ------------   -----------   -----------
Net asset value, end of period.................   $     24.16   $      17.51   $      19.60   $     20.26   $     15.25
                                                  ===========   ============   ============   ===========   ===========
Total Return/A,B/..............................         38.64%         (9.82)%        (3.26)%       33.78%        49.04%
Ratios to Average Net Assets/D/
   Expenses before expense reductions..........           .70%           .70%           .69%          .74%         3.34%
   Expenses net of voluntary waivers, if any...           .70%           .70%           .69%          .74%         1.00%
   Expenses net of all reductions..............           .68%           .63%           .62%          .69%          .97%
   Net investment income (loss)................          (.04)%          .51%          1.06%         1.01%          .01%
Supplemental Data
   Net assets, end of period (000 omitted).....   $   678,480   $    499,557   $    574,934   $   589,026   $     1,744
   Portfolio turnover rate.....................            51%           135%           144%          245%          163%

/A/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of tbese charges would reduce tbe total returns shown.
/B/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/C/  Calculated based on average shares outstanding during the period.
/D/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
/E/  Amount represents less than $.01 per share.

--------------------------------------------------------------------------------
Financial Highlights -- Service Class
--------------------------------------------------------------------------------

Years ended December 31,                              2003          2002           2001           2000          1999
Selected Per-Share Data
Net asset value, beginning of period...........   $     17.46   $      19.54   $      20.22   $     15.24   $     10.31
                                                  -----------   ------------   ------------   -----------   -----------
Income from Investment Operations
   Net investment income (loss)/C/.............          (.03)           .08            .18           .17          (.01)
   Net realized and unrealized gain (loss).....          6.73          (2.00)          (.86)         4.93          5.05
                                                  -----------   ------------   ------------   -----------   -----------
Total from investment operations...............          6.70          (1.92)          (.68)         5.10          5.04
                                                  -----------   ------------   ------------   -----------   -----------
Distributions from net investment income.......          (.06)          (.16)            --          (.07)           --
Distributions from net realized gain...........            --             --             --            --          (.09)
Distributions in excess of net realized gain...            --             --             --          (.05)         (.02)
                                                  -----------   ------------   ------------   -----------   -----------
   Total distributions.........................          (.06)          (.16)            --          (.12)         (.11)
                                                  -----------   ------------   ------------   -----------   -----------
Net asset value, end of period.................   $     24.10   $      17.46   $      19.54   $     20.22   $     15.24
                                                  ===========   ============   ============   ===========   ===========
Total Return/A,B/..............................         38.52%         (9.90)%        (3.36)%       33.54%        48.94%
Ratios to Average Net Assets/D/
   Expenses before expense reductions..........           .80%           .80%           .79%          .84%         3.41%
   Expenses net of voluntary waivers, if any...           .80%           .80%            79%          .84%         1.10%
   Expenses net of all reductions..............           .78%           .73%           .72%          .79%         1.07%
   Net investment income (loss)................          (.14)%          .41%           .96%          .92%         (.09)%
Supplemental Data
   Net assets, end of period (000 omitted).....   $   580,179   $    378,264   $    366,665   $   282,941   $    25,908
   Portfolio turnover rate.....................            51%           135%           144%          245%          163%

/A/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
/B/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/C/  Calculated based on average shares outstanding during the period.
/D/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mid Cap Portforlio                     20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights -- Service Class 2
--------------------------------------------------------------------------------

Years ended December 31,                              2003          2002           2001         2000/F/
Selected Per-Share Data
Net asset value, beginning of period...........   $     17.39   $      19.49   $      20.20   $     14.82
                                                  -----------   ------------   ------------   -----------
Income from Investment Operations
   Net investment income (loss)/E/.............          (.06)           .05            .15           .14
   Net realized and unrealized gain (loss).....          6.70          (1.99)          (.86)         5.35
                                                  -----------   ------------   ------------   -----------
Total from investment operations...............          6.64          (1.94)          (.71)         5.49
                                                  -----------   ------------   ------------   -----------
Distributions from net investment income.......          (.05)          (.16)            --          (.06)
Distributions in excess of net realized gain...            --             --             --          (.05)
                                                  -----------   ------------   ------------   -----------
   Total distributions.........................          (.05)          (.16)            --          (.11)
                                                  -----------   ------------   ------------   -----------
Net asset value, end of period.................   $     23.98   $      17.39   $      19.49   $     20.20
                                                  ===========   ============   ============   ===========
Total Return/B,C,D/............................         38.31%        (10.02)%        (3.51)%       37.12%
Ratios to Average Net Assets/G/
   Expenses before expense reductions..........           .95%           .95%           .94%          .99%/A/
   Expenses net of voluntary waivers, if any...           .95%           .95%           .94%          .99%/A/
   Expenses net of all reductions..............           .93%           .88%           .88%          .94%/A/
   Net investment income (loss)................          (.29)%          .25%           .81%          .76%/A/
Supplemental Data
   Net assets, end of period (000 omitted).....   $ 1,177,574   $    520,933   $    210,356   $    73,039
   Portfolio turnover rate.....................            51%           135%           144%          245%

/A/  Annualized
/B/  Total returns for periods of less than one year are not annualized.
/C/ Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
/D/ Total returns would have been lower had certain expenses not been reduced during the periods shown.
/E/  Calculated based on average shares outstanding during the period.
/F/ For the period January 12,2000 (commencement of operations) to December 31,2000.
/G/ Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       21                          Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
For the period ended December 31, 2003

1.   Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products:
Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      22
--------------------------------------------------------------------------------

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation.....................................   $    636,837,158
Unrealized depreciation.....................................        (27,585,955)
                                                               ----------------
Net unrealized appreciation (depreciation)..................        609,251,203
Capital loss carryforward...................................       (127,019,315)
Cost for federal income tax purposes........................   $  1,945,112,269

The tax character of distributions paid was as follows:

                                                December 31,      December 31,
                                                   2003              2002
Ordinary Income...........................    $     5,082,393   $    10,315,464

2.   Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3.   Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4.   Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-l of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class...............................................   $        432,418
Service Class 2.............................................          1,889,915
                                                               ----------------
                                                               $      2,322,333
                                                               ================

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. Each class pays a transfer agent fee excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets.

--------------------------------------------------------------------------------
                                       23                          Annual Report
--------------------------------------------------------------------------------

For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class...............................................   $        354,798
Service Class...............................................            302,125
Service Class 2.............................................            536,114
                                                               ----------------
                                                               $      1,193,037
                                                               ================

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,668,961 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5.   Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6.   Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7.   Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $418,696 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,082.

8.   Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 23% of the total outstanding shares of the fund and two unaffiliated shareholders were the owners of record of 45% of the total outstanding shares of the fund.

9.   Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of the fund's Schedule of Investments.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      24
--------------------------------------------------------------------------------

Report of Independent Auditors

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/  PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004


--------------------------------------------------------------------------------
                                       25                          Annual Report
--------------------------------------------------------------------------------

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and
(d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:
-------------------
Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
-------------------------------
Edward C. Johnson 3d (73)**

     Year of Election or Appointment: 1994
     Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman
     (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

     Year of Election or Appointment: 2001
     Senior Vice President of VIP Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc.
     (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

     Year of Election or Appointment: 2003
     Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001 -2002).

Robert L. Reynolds (51)

     Year of Election or Appointment: 2003
     Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

**   Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      26
--------------------------------------------------------------------------------

Non-Interested Trustees
-----------------------
Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) maybe sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
-------------------------------
J. Michael Cook (61)

     Year of Election or Appointment: 2001
     Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc.
     (2000), Rockwell Automation (2000), and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

     Year of Election or Appointment: 1994
     Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

     Year of Election or Appointment: 1997
     Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

     Year of Election or Appointment: 2004
     Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

     Year of Election or Appointment: 1994
     Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

--------------------------------------------------------------------------------
                                       27                          Annual Report
--------------------------------------------------------------------------------

Name, Age; Principal Occupation
-------------------------------
Marie L. Knowles (57)

     Year of Election or Appointment: 2001
     Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

     Year of Election or Appointment: 2000
     Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

     Year of Election or Appointment: 1994
     Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

     Year of Election or Appointment: 1997
     Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

     Year of Election or Appointment: 2002
     Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

--------------------------------------------------------------------------------
Mid Cap Portfolio                      28
--------------------------------------------------------------------------------

Advisory Board Members and Executive Officers:
---------------------------------------------
Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
-------------------------------
Peter S. Lynch (60)

     Year of Election or Appointment: 2003
     Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director
     (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31,
     1991), Vice President of Fidelity(R) Magellan(R) Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

     Year of Election or Appointment: 2004
     Member of the Advisory Board of Variable Insurance Products Fund III. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

     Year of Election or Appointment: 2002
     Vice President of VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

     Year of Election or Appointment: 1998
     Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc.
     (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981 -1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

     Year of Election or Appointment: 2003
     Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

     Year of Election or Appointment: 2002
     President and Treasurer of VIP Mid Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

     Year of Election or Appointment: 2002
     Chief Financial Officer of VIP Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

     Year of Election or Appointment: 2003
     Deputy Treasurer of VIP Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

--------------------------------------------------------------------------------
                                       29                          Annual Report
--------------------------------------------------------------------------------

Name, Age; Principal Occupation
-------------------------------
John H. Costello (57)

     Year of Election or Appointment: 1998
     Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

     Year of Election or Appointment: 2002
     Assistant Treasurer of VIP Mid Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

     Year of Election or Appointment: 2002
     Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

     Year of Election or Appointment: 2000
     Assistant Treasurer of VIP Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

--------------------------------------------------------------------------------
Mid Cap Portfolio                      30
--------------------------------------------------------------------------------

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class     100%
Service Class     100%
Service Class 2   100%

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.


--------------------------------------------------------------------------------
                                       31                          Annual Report
--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

General Distributor
Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian
Brown Brothers Harriman & Co.
Boston, MA

                                                      RUSSELL INVESTMENT FUNDS *

INVESTMENT FUNDS

2003 Annual Report

MULTI-STYLE EQUITY FUND

AGGRESSIVE EQUITY FUND

NON-U.S. FUND

CORE BOND FUND

REAL ESTATE SECURITIES FUND


DECEMBER 31, 2003


*FORMERLY RUSSELL INSURANCE FUNDS

[LOGO OF RUSSELL]

Russell Investment Funds*

Russell Investment Funds is a "series mutual fund" with five different investment portfolios. These financial statements report on the Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.


* Formerly Russell Insurance Funds

                            Russell Investment Funds

                                  Annual Report

                                December 31, 2003

                                Table of Contents
                                                                            Page
Letter to Our Clients....................................................      3

Multi-Style Equity Fund..................................................      4

Aggressive Equity Fund...................................................     16

Non-U.S. Fund............................................................     32

Core Bond Fund...........................................................     46

Real Estate Securities Fund..............................................     60

Statement of Assets and Liabilities......................................     66

Statement of Operations..................................................     68

Statement of Changes in Net Assets.......................................     70

Financial Highlights.....................................................     72

Notes to Financial Highlights............................................     74

Notes to Schedule of Investments.........................................     75

Notes to Financial Statements............................................     76

Report of Independent Auditors...........................................     85

Tax Information..........................................................     86

Disclosure of Information about Fund Directors...........................     87

Matter Submitted to a Vote of Shareholders...............................     91

Manager, Money Managers and Service Providers............................     92

Russell Investment Funds
Copyright (C) Frank Russell Company 2003. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Russell Investment Funds' Prospectus containing complete information concerning the investment objectives and operations of the Funds, charges and expenses, and the applicable variable insurance policy Prospectus. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further detail. Russell Fund Distributors, Inc., is the distributor of Russell Investment Funds.

To Our Clients


We're pleased you have chosen Russell Investment Funds for your investment needs. As we present our Russell Investment Funds 2003 Annual Report, we renew our commitment to you--providing strategically diversified investments managed by world class independent investment management firms.

After three years of a bear market, 2003 offered new opportunities and the financial markets were generally favorable. This represented a dramatic--and welcome--change for the financial markets. As always, our investment process remained constant. We maintained our long-term focus, strategic diversification, active management, and goal-oriented planning. We believe our diversified approach and long-term commitment to investing helps provide consistency for you--our investors.

As we reflect on the challenges and opportunities in 2003, we want you to know that we appreciate your continued confidence in Russell and in our Multi Asset, Multi Style, Multi Manager/TM/ investment strategy.

We thank you for choosing Russell, global leaders in multi-manager investing. We look forward to continuing to serve you and building our relationship in 2004.

Warm Regards,


/s/ Len Brennan

Len Brennan

President and Chief Executive Officer

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

[GRAPH APPEARS HERE]

Multi-Style Equity Fund
--------------------------------------
Periods Ended     Growth of      Total
  12/31/03         $10,000      Return
-------------     ---------     ------
1 Year            $  12,886      28.86%
5 Years           $   8,730      (2.68)%Section
Inception         $  14,441       5.39%Section

Russell 1000(R) Index
--------------------------------------
Periods Ended     Growth of      Total
  12/31/03         $10,000      Return
-------------     ---------     ------
1 Year            $  12,989      29.89%
5 Years           $   9,934      (0.13)%Section
Inception         $  16,763       7.66%Section

4 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Please state the Fund's Objective.
The Fund seeks to provide income and capital growth by investing principally in equity securities.

On October 3, 2003, shareholders voted to change the investment objective of the Fund to: The Fund seeks to provide long-term capital growth. This change will be effective on March 1, 2004.

Describe the Fund's performance for the 12 months ended December 31st and how it performed relative to its benchmark.
For the fiscal year ended December 31, 2003, the Multi-Style Equity Fund gained 28.86%. This compared to the Russell 1000(R) Index, which gained 29.89% during the same period. The Fund's performance is net of operating expenses of 0.87%. Index returns do not reflect deduction of fees, expenses, or taxes.

Describe the Fund's main performance drivers over the past 12 months including a discussion of investment styles and money managers.
Main drivers of Fund performance included the fact that it was fully invested, ensuring full participation in the market recovery, and favorable stock selection. Meanwhile, the Fund's sector weightings, including an underweight in the strong performing technology sector, as well as in medium capitalization stocks, resulted in lower Fund performance relative to the benchmark. Fund money managers that were positioned more aggressively such as Turner and Brandywine outperformed their benchmarks while the more defensively positioned money managers, such as Montag & Caldwell and Westpeak (while they were a money manager for the Fund), trailed their benchmarks.

Please describe how the Fund and its money managers reacted to the market environment during the period and how the Fund is positioned to meet its long-term objectives.
During the past twelve months, the Fund's money managers responded to the market environment by investing in companies that they expected would benefit from improving economic and capital market conditions. The money managers increased their sector exposure to technology and multi-sector firms, while reducing exposure to the consumer staples and energy sectors. The Fund's money managers also increased their exposure to larger capitalization stocks in response to improving valuations and the falling dollar.

At fiscal year end, the Fund remained diversified across economic sectors, yet the money managers generally favored reasonably valued stocks they believed had the potential for improved earnings. As of December 31, 2003, the Fund was most overweighted in the consumer discretionary and the health care sectors and most underweighted in the financial services and utilities sectors.

What changes were made to the Fund's structure or to the money manager line-up? In November, 2003, Strong Capital Management was replaced by Ark Asset Management in the growth segment of the Fund. Westpeak Global Advisors was terminated and their assets were redeployed to other Fund money managers.

In July, 2003, the Fund's target style weights were rebalanced to align with the annual reconstitution of its benchmark, the Russell 1000(R) Index.

Please explain what contributed most and least to the Fund's performance during the last 12 months.
Positive contributors to performance relative to the benchmark included the Fund's fully invested stance and favorable stock selection in most sectors, especially health care (an emphasis on biotech over pharmaceuticals), consumer discretionary (overweights in internet commerce such as Ebay and Yahoo), utilities (strong recovery in Williams), and financials (overweight in brokers such as Goldman Sachs). Turner and Brandywine each had strong relative performance during the period. The Fund's overweights in Electronic Arts, Corning, and Boston Scientific also contributed to returns during the period. Finally, the Fund benefited as a result of six of the Fund's eight money managers outperforming their benchmarks.

The Fund's underweighted holdings in medium capitalization companies and the technology sector, and the defensively positioned Montag & Caldwell, and Westpeak portfolios detracted from performance relative to the benchmark. Overweightings in Kohls and Colgate Palmolive, as well as an underweight in General Electric, negatively impacted performance relative to the benchmark.

What was the investment environment like for stock selection? How did the Fund fare in this environment?
During the past twelve months, the equity market recovered strongly, led by the same low quality, high risk stocks that were hardest hit during the preceding bear market. The strongest performing sectors were those most sensitive to the economy (technology, producer durables, and materials), whereas the weaker sectors were less economically sensitive (consumer staples, health care, and utilities). Smaller and medium capitalization stocks significantly outperformed large capitalization stocks, while value stocks marginally outpaced growth stocks.

The market environment was challenging for most fundamentally driven, active money managers during the fiscal year. As a result, most active money managers underperformed their benchmarks. Since the market recovery was led by companies with low financial quality, highly uncertain business prospects, negative profitability and extreme volatility, most active money managers that focused on financially strong companies found it difficult to outperform their benchmarks. In this period, many highly profitable companies with improving

                                                       Multi-Style Equity Fund 5

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
earnings significantly underperformed as the market was more focused on companies with higher risk profiles.

Money Managers                                  Styles

Alliance Capital Management, LP - Bernstein
 Investment Research & Management Unit          Value
Ark Asset Management                            Growth
Barclays Global Fund Advisors                   Value
Brandywine Asset Management, LLC                Value
Jacobs Levy Equity Management, Inc.             Market-Oriented
Montag & Caldwell, Inc.                         Growth
Turner Investment Partners, Inc.                Growth


----------

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Section  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

6 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Common Stocks - 92.8%
Auto and Transportation - 2.9%
American Axle & Manufacturing
   Holdings, Inc.(AE)                                  3,893               157
Autoliv, Inc.                                          1,000                38
BorgWarner, Inc.                                       1,300               111
Burlington Northern Santa Fe Corp.                    10,173               329
CSX Corp.                                             23,700               852
Dana Corp.                                             3,000                55
Delphi Corp.                                          51,783               529
Delta Air Lines, Inc.                                  9,600               113
FedEx Corp.                                            1,376                93
Ford Motor Co.                                        38,364               614
General Motors Corp.                                   8,800               470
Lear Corp.                                               363                22
Norfolk Southern Corp.                                33,600               795
Northwest Airlines Corp. (AE)                          9,900               125
Oshkosh Truck Corp.                                    1,800                92
Skywest, Inc.                                          6,989               127
Southwest Airlines Co.                                39,467               637
Swift Transportation Co., Inc. (AE)                      795                17
Tidewater, Inc.                                       11,950               357
Toyota Motor Corp. - ADR                               5,850               402
Union Pacific Corp.                                    2,639               183
United Parcel Service, Inc. Class B                   33,800             2,520
Werner Enterprises, Inc.                                 751                15
                                                               ---------------
                                                                         8,653
                                                               ---------------
Consumer Discretionary - 14.0%
Abercrombie & Fitch Co. Class A (AE)                   2,313                57
Activision, Inc. (AE)                                  1,700                31
Amazon.Com, Inc. (AE)                                  7,960               419
Apollo Group, Inc. Class A (AE)                        2,100               143
Autonation, Inc. (AE)                                  6,700               123
Barnes & Noble, Inc. (AE)                              1,298                43
BearingPoint, Inc. (AE)                               18,300               185
Bed Bath & Beyond, Inc. (AE)                          20,400               884
Belo Corp. Class A                                     2,053                58
Best Buy Co., Inc.                                    12,050               629
Big Lots, Inc.                                         2,874                41
BJ's Wholesale Club, Inc. (AE)                         7,300               168
Black & Decker Corp.                                     304                15
Blyth, Inc.                                              919                30
Borders Group, Inc.                                    2,240                49
Brinker International, Inc. (AE)                       1,894                63
Callaway Golf Co.                                      4,000                67
Career Education Corp. (AE)                            5,800               232
Carnival Corp.                                        17,760               706
Cendant Corp.                                         29,070               647
Circuit City Stores, Inc.                              5,800                59
Claire's Stores, Inc.                                  5,994               113
Coach, Inc. (AE)                                      13,000               491
Convergys Corp. (AE)                                   4,636                81
Darden Restaurants, Inc.                               3,054                64
DeVry, Inc. (AE)                                       7,500               188
Dillard's, Inc. Class                                  3,900                64
Dollar General Corp.                                  11,265               236
Earthlink, Inc. (AE)                                   2,500                25
Eastman Kodak Co.                                     14,000               359
eBay, Inc. (AE)                                       25,060             1,619
Education Management Corp. (AE)                        1,800                56
Electronic Arts, Inc. (AE)                            20,974             1,002
Estee Lauder Cos., Inc. (The) Class A                  9,000               353
Extended Stay America, Inc.                            2,300                33
Federated Department Stores                           12,038               567
Fox Entertainment Group, Inc.
   Class A (AE)                                       23,575               687
Fred's, Inc.                                           1,900                59
Gannett Co., Inc.                                     17,800             1,587
Gap, Inc. (The)                                       14,600               339
Gemstar-TV Guide International,
   Inc. (AE)                                             840                 4
Gillette Co. (The)                                    51,438             1,889
GTECH Holdings Corp.                                   3,380               167
Harman International Industries, Inc.                    173                13
Harrah's Entertainment, Inc.                           2,053               102
Hearst-Argyle Television, Inc.                         3,121                86
Home Depot, Inc.                                      62,100             2,204
InterActiveCorp (AE)                                  35,230             1,195
International Game Technology                         21,840               780
Interpublic Group of Cos., Inc.                       20,000               312
ITT Educational Services, Inc.                           539                25
Jones Apparel Group, Inc.                              6,164               217
Kimberly-Clark Corp.                                  16,208               958
Kohl's Corp. (AE)                                     27,500             1,236
Leggett & Platt, Inc.                                  1,700                37
Liberty Media Corp. Class A (AE)                      67,297               800
Liz Claiborne, Inc.                                      207                 7
Lowe's Cos., Inc.                                     23,510             1,302
Marriott International, Inc. Class A                  24,900             1,150
Mattel, Inc.                                          19,902               384
May Department Stores Co. (The)                       12,604               366
Maytag Corp.                                           2,220                62
McDonald's Corp.                                      55,307             1,373
McGraw-Hill Cos., Inc. (The)                           3,406               238
Media General, Inc. Class A                              939                61
Meredith Corp.                                         2,733               133

                                                       Multi-Style Equity Fund 7

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc. (AE)                         5,459                93
MGM Mirage                                               648                24
Michaels Stores, Inc.                                    107                 5
Mohawk Industries, Inc. (AE)                           2,000               141
Office Depot, Inc. (AE)                                7,400               124
Omnicom Group                                         10,200               891
Pacific Sunwear Of California (AE)                     6,525               138
Park Place Entertainment Corp. (AE)                   18,179               197
Petco Animal Supplies, Inc. (AE)                       1,600                49
RadioShack Corp.                                       8,909               273
Republic Services, Inc.                                2,761                71
Ross Stores, Inc.                                        806                21
RR Donnelley & Sons Co.                                9,751               294
Sears Roebuck and Co.                                  4,300               196
ServiceMaster Co. (The)                                4,000                47
Snap-On, Inc.                                          1,549                50
Stanley Works (The)                                    1,740                66
Staples, Inc. (AE)                                       166                 5
Starwood Hotels & Resorts Worldwide, Inc.              2,200                79
Strayer Education, Inc.                                  500                54
Talbots, Inc.                                            644                20
Target Corp.                                           8,000               307
Tech Data Corp. (AE)                                     900                36
Time Warner, Inc.                                    136,602             2,457
TJX Cos., Inc.                                         9,800               216
Tribune Co.                                            7,700               397
Tupperware Corp.                                       7,006               121
Univision Communications, Inc.
   Class A (AE)                                        9,500               377
VF Corp.                                               4,300               186
Viacom, Inc. Class B                                  25,077             1,113
Viad Corp.                                             1,300                33
Wal-Mart Stores, Inc.                                 48,000             2,546
Walt Disney Co.                                       75,277             1,756
Washington Post Class B                                   34                27
Waste Management, Inc.                                14,742               436
Whirlpool Corp.                                        2,870               209
WMS Industries, Inc.                                   1,900                50
Yahoo!, Inc. (AE)                                     15,820               715
                                                               ---------------
                                                                        41,493
                                                               ---------------
Consumer Staples - 6.6%
Adolph Coors Co. Class B                               1,560                88
Albertson's, Inc.                                     11,100               251
Altria Group, Inc.                                    43,190             2,350
Anheuser-Busch Cos., Inc.                              7,918               417
Campbell Soup Co.                                      6,700               180
Coca-Cola Co. (The)                                   52,740             2,677
Coca-Cola Enterprises, Inc.                            6,908               151
Colgate-Palmolive Co.                                 18,200               911
CVS Corp.                                             13,923               503
Dean Foods Co. (AE)                                      805                26
Del Monte Foods Co. (AE)                              30,100               313
Dial Corp. (The)                                         319                 9
General Mills, Inc.                                    6,200               281
HJ Heinz Co.                                           7,421               270
Hormel Foods Corp.                                       385                10
Interstate Bakeries                                    3,249                46
Kraft Foods, Inc. Class A                                670                22
Kroger Co.                                            34,314               635
Pepsi Bottling Group, Inc.                             4,314               104
PepsiAmericas, Inc.                                    6,034               103
PepsiCo, Inc.                                         64,010             2,984
Procter & Gamble Co.                                  45,142             4,509
Rite Aid Corp.                                        10,300                62
Safeway, Inc. (AE)                                     7,900               173
Sara Lee Corp.                                        46,917             1,019
Supervalu, Inc.                                       11,449               327
Systemco Corp.                                        10,090               376
Tyson Foods, Inc. Class A                              4,606                61
UST, Inc.                                             12,893               460
Winn-Dixie Stores, Inc.                               10,000               100
                                                               ---------------
                                                                        19,418
                                                               ---------------
Financial Services - 20.4%
ACE, Ltd.                                              5,794               240
AG Edwards, Inc.                                         217                 8
Alliance Data Systems Corp. (AE)                       2,400                66
Allstate Corp. (The)                                  25,557             1,099
American Express Co.                                  25,830             1,246
American International Group, Inc.                    78,479             5,202
Ameritrade Holding Corp. (AE)                         14,400               203
AmSouth Bancorp                                       11,388               279
AON Corp.                                              3,100                74
Apartment Investment & Management
   Co. Class A (o)                                     1,150                40
Archstone-Smith Trust (o)                              6,900               193
Arden Realty, Inc. (o)                                 4,893               148
Astoria Financial Corp.                                7,147               266
Automatic Data Processing, Inc.                          900                36
Axis Capital Holdings, Ltd.                            6,000               176
Bank of America Corp.                                 35,516             2,857
Bank of New York Co., Inc. (The)                      11,082               367
Bank One Corp.                                        31,445             1,434
BB&T Corp.                                             9,012               348

8 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                          1,000                80
Brandywine Realty Trust (o)                              900                24
Capital One Financial Corp.                           10,600               650
CarrAmerica Realty Corp. (o)                           4,715               140
Charles Schwab Corp. (The)                            51,450               609
Charter One Financial, Inc.                           11,300               390
Chubb Corp.                                            2,973               202
Cigna Corp.                                           20,245             1,164
CIT Group, Inc.                                        2,035                73
Citigroup, Inc.                                      173,039             8,400
CNA Financial Corp. (AE)                               2,100                51
Comerica, Inc.                                         2,300               129
Conseco, Inc. (AE)                                    10,600               231
Crescent Real Estate Equities Co. (o)                  6,447               110
D&B Corp. (AE)                                           230                12
Deluxe Corp.                                           2,700               112
Doral Financial Corp.                                  3,154               102
DST Systems, Inc. (AE)                                   991                41
E*Trade Financial Corp. (AE)                          28,864               365
Endurance Specialty Holdings, Ltd.                     4,700               158
Equity Office Properties Trust (o)                    20,839               597
Equity Residential (o)                                11,300               333
Fannie Mae                                            21,435             1,609
Fidelity National Financial, Inc.                      6,326               245
First Data Corp.                                      20,570               845
First Midwest Bancorp, Inc.                              273                 9
Fiserv, Inc. (AE)                                      8,000               316
FleetBoston Financial Corp.                           37,939             1,656
Franklin Resources, Inc.                               7,700               401
Freddie Mac                                           20,176             1,177
Friedman Billings Ramsey Group, Inc.
   Class A                                             2,238                52
General Growth Properties, Inc. (o)                    8,337               231
Global Payments, Inc.                                  1,200                57
Golden West Financial Corp.                            1,656               171
Goldman Sachs Group, Inc.                             22,031             2,175
Greenpoint Financial Corp.                             5,064               179
Hartford Financial Services Group, Inc.                2,140               126
Health Care REIT, Inc. (o)                             1,600                58
Hibernia Corp. Class A                                 7,573               178
Hospitality Properties Trust (o)                         307                13
HRPT Properties Trust (o)                              2,600                26
Hudson United Bancorp                                    713                26
Huntington Bancshares, Inc.                            4,400                99
IMPAC Mortgage Holdings, Inc. (o)                      2,600                47
Jack Henry & Associates, Inc.                            635                13
Jefferson-Pilot Corp.                                  1,600                81
John Hancock Financial Services, Inc.                  8,036               301
JP Morgan Chase & Co.                                 71,864             2,640
Keycorp                                               26,446               775
Kimco Realty Corp. (o)                                 1,900                85
La Quinta Corp.                                        3,900                25
Landamerica Financial Group, Inc.                      1,100                57
Lehman Brothers Holdings, Inc.                         9,942               768
Liberty Property Trust (o)                               988                38
Lincoln National Corp.                                 6,451               260
Loews Corp.                                              300                15
Macerich Co. (The) (o)                                 5,296               236
Marsh & McLennan Cos., Inc.                           32,087             1,537
MBIA, Inc.                                             1,700               101
MBNA Corp.                                            23,094               574
Merrill Lynch & Co., Inc.                             30,187             1,770
Metlife, Inc.                                          7,375               248
MGIC Investment Corp.                                  2,150               122
Morgan Stanley                                        29,819             1,726
National City Corp.                                   21,700               736
National Commerce Financial Corp.                      1,856                51
Nationwide Financial Services                          3,627               120
Nuveen Investments, Inc. Class A                         700                19
Old Republic International Corp.                       4,331               110
Paychex, Inc.                                         30,800             1,146
Platinum Underwriters Holdings, Ltd.                  14,000               420
PNC Financial Services Group, Inc.                     9,241               506
Prentiss Properties Trust (o)                          1,200                40
Prudential Financial, Inc.                             7,177               300
Radian Group, Inc.                                     7,300               356
Redwood Trust, Inc. (o)                                  700                36
Regions Financial Corp.                                2,500                93
RenaissanceRe Holdings, Ltd.                           1,600                78
Ryder System, Inc.                                     3,599               123
Safeco Corp.                                           1,400                55
Shurgard Storage Centers, Inc. Class A (o)               683                26
SouthTrust Corp.                                       4,779               156
St. Paul Cos                                           3,300               131
Sungard Data Systems, Inc. (AE)                        1,344                37
SunTrust Banks, Inc.                                   2,300               164
Thornburg Mortgage, Inc. (o)                           1,758                48
Torchmark Corp.                                        2,400               109
Travelers Property Casualty Corp. Class A              9,512               160
Travelers Property Casualty Corp. Class B             31,013               526
Union Planters Corp.                                   1,500                47
UnionBanCal Corp.                                      2,308               133
United Bankshares, Inc.                                  196                 6
UnumProvident Corp.                                      308                 5
US Bancorp                                            29,324               873
Vornado Realty Trust (o)                               1,926               105

                                                       Multi-Style Equity Fund 9

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Wachovia Corp.                                        45,935             2,140
Washington Mutual, Inc.                               17,251               692
Webster Financial Corp.                                  429                20
Wells Fargo & Co.                                     24,524             1,444
WR Berkley Corp.                                       5,077               177
XL Capital, Ltd. Class A                               1,672               130
Zions BanCorp                                            288                18
                                                               ---------------
                                                                        60,659
                                                               ---------------
Health Care - 13.0%
Abbott Laboratories                                   45,540             2,122
AdvancePCS (AE)                                        1,200                63
Aetna, Inc.                                            2,585               175
Affymetrix, Inc. (AE)                                  2,225                55
AmerisourceBergen Corp.                                9,380               527
Amgen, Inc.                                           70,110             4,333
Andrx Corp. (AE)                                         681                16
Applera Corp. - Celera Genomics Group (AE)             1,700                24
Beckman Coulter, Inc.                                    378                19
Becton Dickinson & Co.                                 1,200                49
Boston Scientific Corp. (AE)                          19,950               733
Bristol-Myers Squibb Co.                              29,562               845
Caremark Rx, Inc. (AE)                                13,200               334
Celgene Corp. (AE)                                     1,300                59
Chiron Corp. (AE)                                      6,010               343
Community Health Systems, Inc. (AE)                    2,200                58
Coventry Health Care, Inc. (AE)                        1,826               118
Dade Behring Holdings, Inc. (AE)                       1,100                39
DaVita, Inc. (AE)                                      2,416                94
Eli Lilly & Co.                                       30,900             2,173
Endo Pharmaceuticals Holdings, Inc. (AE)               1,600                31
Forest Laboratories, Inc. (AE)                         4,100               253
Genentech, Inc. (AE)                                  19,689             1,842
Genzyme Corp. (AE)                                     6,000               296
Gilead Sciences, Inc. (AE)                            18,090             1,052
Guidant Corp.                                         13,676               823
HCA, Inc.                                              6,500               279
Human Genome Sciences, Inc. (AE)                       2,800                37
Humana, Inc.                                           4,303                98
IMS Health, Inc.                                       9,787               243
Invitrogen Corp. (AE)                                  3,300               231
IVAX Corp.                                             7,800               186
Johnson & Johnson                                     43,860             2,266
King Pharmaceuticals, Inc. (AE)                        1,093                17
Kyphon, Inc. (AE)                                      1,200                30
McKesson Corp.                                         3,100               100
Medco Health Solutions, Inc. (AE)                      9,000               306
Medtronic, Inc.                                       59,130             2,874
Merck & Co., Inc.                                     21,427               990
Millennium Pharmaceuticals, Inc. (AE)                    285                 5
Mylan Laboratories                                     8,100               205
Nektar Therapeutics (AE)                               3,200                44
Oxford Health Plans                                    1,500                65
Pfizer, Inc.                                         206,642             7,302
Respironics, Inc. (AE)                                   391                18
Schering-Plough Corp.                                 28,400               494
Select Medical Corp.                                   1,000                16
St. Jude Medical, Inc.                                12,690               779
Tenet Healthcare Corp.                                31,400               504
Teva Pharmaceutical Industries - ADR                  13,900               788
Triad Hospitals, Inc. (AE)                             2,600                87
UnitedHealth Group, Inc.                              24,948             1,451
Universal Health Services, Inc. Class B                  927                50
Valeant Pharmaceuticals International                    583                15
Varian Medical Systems, Inc.                             706                49
Watson Pharmaceuticals, Inc. (AE)                     10,900               501
WellPoint Health Networks                              2,600               252
Wyeth                                                 22,876               971
Zimmer Holdings, Inc. (AE)                            10,570               744
                                                               ---------------
                                                                        38,473
                                                               ---------------
Integrated Oils - 3.6%
Amerada Hess Corp.                                     7,828               416
BP PLC - ADR                                          15,500               765
ChevronTexaco Corp.                                   26,241             2,267
ConocoPhillips                                        19,590             1,285
Exxon Mobil Corp.                                    117,254             4,807
Marathon Oil Corp.                                    11,914               394
Occidental Petroleum Corp.                            17,332               732
                                                               ---------------
                                                                        10,666
                                                               ---------------
Materials and Processing - 3.4%
Alcoa, Inc.                                           33,761             1,283
Archer-Daniels-Midland Co.                            22,327               340
Ashland, Inc.                                          2,800               123
Ball Corp.                                             1,000                60
Bemis Co.                                              1,300                65
Cabot Corp.                                            1,960                62
Carpenter Technology                                     822                24
Crown Holdings, Inc.                                  21,900               198
Dow Chemical Co. (The)                                26,961             1,121
Eastman Chemical Co.                                   3,000               119
Ecolab, Inc.                                          10,100               276
EI Du Pont de Nemours & Co.                           10,655               489

10 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Florida Rock Industries, Inc.                            273                15
Forest City Enterprises, Inc. Class A                    818                39
Georgia-Pacific Corp.                                  9,770               300
Glatfelter                                             8,249               103
Harsco Corp.                                           1,554                68
Hecla Mining Co.                                       4,700                39
Hercules, Inc.                                         6,800                83
International Paper Co.                               12,400               535
Lafarge North America, Inc.                            2,144                87
Louisiana-Pacific Corp.                                2,343                42
Lubrizol Corp.                                         1,400                46
Lyondell Chemical Co.                                  7,300               124
Martin Marietta Materials, Inc.                        3,143               148
Masco Corp.                                           44,700             1,225
MeadWestvaco Corp.                                     3,500               104
Monsanto Co.                                          24,833               715
Newmont Mining Corp.                                   6,103               297
Pactiv Corp. (AE)                                      2,964                71
Potlatch Corp.                                         1,438                50
PPG Industries, Inc.                                   5,390               345
Rohm & Haas Co.                                          360                15
RPM International, Inc.                               18,763               309
Sherwin-Williams Co. (The)                             8,399               292
Sigma-Aldrich Corp. Class H                            2,720               156
Smurfit-Stone Container Corp. (AE)                    10,600               197
Sonoco Products Co.                                    1,500                37
Southern Peru Copper Corp.                               420                20
Temple-Inland, Inc.                                    1,100                69
Vulcan Materials Co.                                   5,238               249
Weyerhaeuser Co.                                       2,051               131
Worthington Industries                                 5,500                99
York International Corp.                                 941                35
                                                               ---------------
                                                                        10,205
                                                               ---------------
Miscellaneous - 4.4%
3M Co.                                                29,233             2,486
Eaton Corp.                                            1,865               201
FMC Corp.                                              3,000               102
Fortune Brands, Inc.                                   6,867               491
General Electric Co.                                 230,240             7,133
Honeywell International, Inc.                         27,700               926
ITT Industries, Inc.                                   4,416               328
Johnson Controls, Inc.                                 3,441               400
Textron, Inc.                                          3,400               194
Tyco International, Ltd.                              34,840               923
                                                               ---------------
                                                                        13,184
                                                               ---------------
Other Energy - 1.8%
Anadarko Petroleum Corp.                              14,700               750
Baker Hughes, Inc.                                     1,060                34
Calpine Corp. (AE)                                    42,200               203
Cooper Cameron Corp. (AE)                                500                23
Dynegy, Inc. Class                                    40,200               172
El Paso Corp.                                         32,700               268
EOG Resources, Inc.                                    8,600               397
Halliburton Co.                                       10,570               275
Kerr-McGee Corp.                                       5,097               237
National-Oilwell, Inc. Class C (AE)                       90                 2
Reliant Resources, Inc. (AE)                           4,500                33
Schlumberger, Ltd.                                    38,797             2,123
Sunoco, Inc.                                           1,122                57
Tesoro Petroleum Corp.                                 3,300                48
Texas Genco Holdings, Inc.                             1,551                50
Valero Energy Corp.                                    1,867                87
Varco International, Inc. (AE)                         2,634                54
Williams Cos., Inc.                                   61,300               602
                                                               ---------------
                                                                         5,415
                                                               ---------------
Producer Durables - 3.2%
Agilent Technologies, Inc. (AE)                       15,728               460
Applied Materials, Inc. (AE)                          62,820             1,410
Boeing Co. (The)                                      18,200               767
Briggs & Stratton Corp.                                1,300                88
Caterpillar, Inc.                                     12,138             1,008
Centex Corp.                                           1,724               186
Cognex Corp.                                           1,500                42
Cooper Industries, Ltd. Class A                        2,100               122
Crane Co.                                              1,400                43
Credence Systems Corp. (AE)                            2,300                30
Crown Castle International Corp. (AE)                  5,000                55
Cummins, Inc.                                          1,000                49
Deere & Co.                                            3,528               229
Diebold, Inc.                                          1,849               100
DR Horton, Inc.                                        5,400               234
Emerson Electric Co.                                   6,500               421
Engineered Support Systems, Inc.                       1,050                58
Flowserve Corp.                                        3,164                66
Goodrich Corp.                                         8,289               246
Hubbell, Inc. Class B                                  1,939                86
KB Home                                                2,100               152
Kennametal, Inc.                                         785                31
Kla-Tencor Corp. (AE)                                  3,600               211
Lennar Corp. Class A                                   2,100               202
Lexmark International, Inc. (AE)                       2,091               164
Lockheed Martin Corp.                                  4,957               255

                                                      Multi-Style Equity Fund 11

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Northrop Grumman Corp.                                 8,827               844
NVR, Inc.                                                 98                46
Parker Hannifin Corp.                                    884                53
Pentair, Inc.                                          2,570               117
Pitney Bowes, Inc.                                     1,300                53
Polycom, Inc. (AE)                                     4,578                89
Pulte Homes, Inc.                                        600                56
Rockwell Collins, Inc.                                 7,205               216
Standard-Pacific Corp.                                 2,500               121
Steelcase, Inc. Class A                                  800                11
Tektronix, Inc.                                          837                26
Teradyne, Inc. (AE)                                    9,880               251
United Defense Industries, Inc. (AE)                   2,102                67
United Technologies Corp.                              7,023               666
Xerox Corp.                                            4,500                62
                                                               ---------------
                                                                         9,393
                                                               ---------------
Technology - 13.3%
3Com Corp. (AE)                                        9,322                76
Acxiom Corp. (AE)                                        707                13
ADC Telecommunications, Inc. (AE)                     44,000               131
Adobe Systems, Inc.                                      711                28
Advanced Micro Devices, Inc.                           3,000                45
Agere Systems, Inc. Class A (AE)                     114,550               349
Altera Corp. (AE)                                      3,600                82
Amdocs, Ltd. (AE)                                     11,400               256
Analog Devices, Inc.                                  10,630               485
Anteon International Corp. (AE)                        2,000                72
Applied Micro Circuits Corp. (AE)                        386                 2
Atmel Corp. (AE)                                       6,000                36
Avaya, Inc. (AE)                                      31,300               405
Avnet, Inc.                                            2,500                54
BMC Software, Inc. (AE)                                2,427                45
Ciena Corp. (AE)                                       6,600                44
Cisco Systems, Inc. (AE)                             209,370             5,086
Computer Associates International, Inc.               15,363               420
Computer Sciences Corp.                                8,017               355
Compuware Corp. (AE)                                   7,801                47
Comverse Technology, Inc. (AE)                        18,910               333
Corning, Inc.                                         70,960               740
CSG Systems International (AE)                         3,188                40
Cypress Semiconductor Corp. (AE)                       2,400                51
Dell, Inc. (AE)                                       32,800             1,114
Electronic Data Systems Corp.                          4,100               101
EMC Corp.                                            159,187             2,057
Flextronics International, Ltd. (AE)                   3,300                49
Gateway, Inc. (AE)                                     5,876                27
General Dynamics Corp.                                 2,539               230
Harris Corp.                                           5,529               210
Hewlett-Packard Co.                                   60,846             1,398
Imation Corp.                                          2,500                88
Ingram Micro, Inc. Class A (AE)                        4,100                65
Intel Corp.                                          198,644             6,396
International Business Machines Corp.                 13,363             1,238
Intuit, Inc. (AE)                                        146                 8
LSI Logic Corp. (AE)                                  11,600               103
Lucent Technologies, Inc.                             50,000               142
Maxim Integrated Products                                573                29
MCI Inc. (DELTA)                                       4,600               108
Microsoft Corp.                                      188,470             5,190
Motorola, Inc.                                        67,495               950
National Semiconductor Corp. (AE)                      3,400               134
Nortel Networks Corp.                                 19,100                81
Oracle Corp. (AE)                                    200,100             2,641
PanAmSat Corp. (AE)                                      581                13
Peoplesoft, Inc. (AE)                                  8,100               185
PerkinElmer, Inc.                                        855                15
Plexus Corp. (AE)                                      1,900                33
QLogic Corp. (AE)                                      7,800               402
Qualcomm, Inc.                                        38,600             2,082
Raytheon Co.                                           3,370               101
Red Hat, Inc. (AE)                                     2,400                45
Retek, Inc. (AE)                                       2,225                21
Rockwell Automation, Inc.                              7,229               257
Sabre Holdings Corp.                                   5,700               123
Sanmina-SCI Corp. (AE)                                20,593               260
SAP AG - ADR                                           8,550               355
Scientific-Atlanta, Inc.                               2,265                62
Solectron Corp. (AE)                                  33,000               195
Sony Corp. - ADR                                       5,220               181
Storage Technology Corp. (AE)                          1,433                37
Sun MicroSystems, Inc. (AE)                           75,477               339
Symantec Corp. (AE)                                   18,560               643
SynopSystem, Inc. (AE)                                 5,404               182
Tekelec (AE)                                           1,400                22
Tellabs, Inc. (AE)                                     9,835                83
Texas Instruments, Inc.                               39,000             1,146
Trimble Navigation, Ltd. (AE)                          1,200                45
Triquint Semiconductor, Inc. (AE)                      3,900                28
UniSystem Corp.                                        3,100                46
UNOVA, Inc. (AE)                                       2,900                67
Varian, Inc. (AE)                                      1,283                54
Veritas Software Corp. (AE)                            7,500               279
Vishay Intertechnology, Inc. (AE)                      1,400                32
Xilinx, Inc. (AE)                                     10,770               417
                                                               ---------------
                                                                        39,304
                                                               ---------------

12 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Utilities - 6.2%
Allegheny Energy, Inc.                                38,700               494
Alliant Energy Corp.                                   5,100               127
Alltel Corp.                                          10,721               499
Ameren Corp.                                             878                40
American Electric Power Co., Inc.                     19,200               586
Aquila, Inc.                                           1,272                 4
AT&T Corp.                                            18,248               370
AT&T Wireless Services, Inc. (AE)                     11,964                96
BellSouth Corp.                                       32,994               934
Centerpoint Energy, Inc.                              23,491               228
Cincinnati Bell, Inc.                                  6,600                33
Citizens Communications Co.                            3,000                37
CMS Energy Corp.                                       2,200                19
Comcast Corp. Class A                                 56,260             1,849
Comcast Corp. Special Class A                          6,300               197
Constellation Energy Group, Inc.                       6,745               264
COX Communications, Inc. Class A (AE)                  3,638               125
DPL, Inc.                                              4,546                95
DTE Energy Co.                                         7,900               311
Duke Energy Corp.                                     12,700               260
Edison International                                   2,733                60
Entergy Corp.                                          9,998               571
Exelon Corp.                                          17,076             1,133
FirstEnergy Corp.                                     13,700               482
FPL Group, Inc.                                        1,500                98
Great Plains Energy, Inc.                              2,423                77
Hughes Electronics Corp. (AE)                         21,623               358
Level 3 Communications, Inc. (AE)                     38,200               218
MDU Resources Group, Inc.                              1,900                45
Nextel Communications, Inc. Class A (AE)              28,800               808
Nicor, Inc.                                              375                13
NII Holdings, Inc. Class B (AE)                        1,500               112
NiSource, Inc.                                        12,228               268
Northeast Utilities                                    5,821               117
NSTAR                                                  1,093                53
Oneok, Inc.                                            2,104                46
Pepco Holdings, Inc.                                   8,000               156
PG&E Corp.                                            27,019               750
Pinnacle West Capital Corp.                            1,225                49
Progress Energy, Inc. - CVO (AE)(Y)                    1,300                 0
Puget Energy, Inc.                                     2,100                50
Qwest Communications International                    26,859               116
SBC Communications, Inc.                              80,170             2,090
Sempra Energy                                          5,449               164
Sierra Pacific Resources                              22,000               161
Southern Co. (The)                                     8,056               244
Sprint Corp.-FON Group                                29,062               477
TXU Corp.                                              7,800               185
UnitedGlobalCom, Inc. Class A (AE)                    51,000               432
Verizon Communications, Inc.                          58,842             2,064
Wisconsin Energy Corp.                                 5,200               174
Xcel Energy, Inc.                                     18,258               310
                                                               ---------------
                                                                        18,449
                                                               ---------------
Total Common Stocks
(cost $237,599)                                                        275,312
                                                               ---------------
Short-Term Investments - 7.1%
Frank Russell Investment Company
   Money Market Fund                              19,620,000            19,620
United States Treasury Bill (y)(s)
   0.880% due 03/11/04                                 1,400             1,397
                                                               ---------------
Total Short-Term Investments
(cost $21,017)                                                          21,017
                                                               ---------------
Total Investments - 99.9%
(identified cost $258,616)                                             296,329
Other Assets and Liabilities Net - 0.1%                                    438
                                                               ---------------
Net Assets - 100.0%                                                    296,767
                                                               ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Multi-Style Equity Fund 13

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands

                                                                  Unrealized
                                                 Notional        Appreciation
Futures Contracts                                 Amount        (Depreciation)
(Number of Contracts)                               $                  $
------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 03/04 (5)                           1,485                57
S&P 500 E-Mini Index
   expiration date 03/04 (70)                          3,887               153
S&P 500 Index
   expiration date 03/04 (28)                          7,774               259
S&P Midcap 400 Index
   expiration date 03/04 (25)                          7,201               249
                                                               ---------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures Contracts                                718
                                                               ===============

See accompanying notes which are an integral part of the financial statements.

14 Multi-Style Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

[GRAPH APPEARS HERE]

Aggressive Equity Fund
--------------------------------------
Periods Ended     Growth of      Total
   12/31/03        $10,000      Return
-------------     ---------     ------
1 Year            $  14,560      45.60%
5 Years           $  12,126       3.93%Section
Inception         $  16,544       7.46%Section

Russell 2500/(TM)/ Index
--------------------------------------
Periods Ended     Growth of      Total
   12/31/03        $10,000      Return
-------------     ---------     ------
1 Year            $  14,551      45.51%
5 Years           $  15,673       9.40%Section
Inception         $  19,565      10.06%Section

16 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Please state the Fund's Objective.
The Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund by investing in equity securities.

On October 3, 2003, shareholders voted to change the investment objective of the Fund to: The Fund seeks to provide long-term capital growth. This change will be effective on March 1, 2004.

Describe the Fund's performance for the 12 months ended December 31st and how it performed relative to its benchmark.
For the fiscal year ended December 31, 2003, the Aggressive Equity Fund gained 45.60%. This compared to the Russell 2500/(TM)/ Index, which gained 45.51% during the same period. The Fund's performance is net of operating expenses of 1.06%. Index returns do not include deduction of fees, expenses or taxes.

Describe the Fund's main performance drivers over the past 12 months including a discussion of investment styles and money managers.
The Fund's return relative to its benchmark was driven by sector allocation and stock selection. The Fund's overweight in the technology sector and underweight in the financial services sector versus the benchmark contributed to the Fund's positive performance relative to the benchmark. Security selection generated positive results within nine of the 12 economic sectors represented in the Fund's benchmark. Stock selection was poor in the technology sector, primarily due to a strong rally in low quality technology companies.

Four of the Fund's eight money managers outperformed and four underperformed their respective benchmarks. The greatest outperformer was David J. Greene, a value money manager whose contrarian approach to stock selection led it to hold overweight positions in technology and other cyclically sensitive stocks. Greene outperformed the Russell 2500 Value Index by over 20%. CapitalWorks, a growth money manager, outperformed its benchmark by over 6%. This was a result of its emphasis on early identification of accelerating earnings growth and operating fundamentals. The Fund's two quantitative money managers, Goldman Sachs and Jacobs Levy, both outperformed their respective benchmarks by several hundred basis points.

Among the Fund's money managers, the largest underperformance came from Geewax, whose focus on high quality stocks led to an approximate shortfall of 10%. TimesSquare, underperformed its benchmark by approximately 7% for the same reasons. Suffolk underperformed its benchmark by about 4%. This was disappointing given Suffolk's emphasis on companies with accelerating earnings fundamentals. Systematic underperformed its benchmark by a small margin.

Please describe how the Fund and its money managers reacted to the market environment during the period and how the Fund is positioned to meet its long-term objectives.
The past year was a challenging market environment for active money managers. In particular, 2003 was punctuated by the market's move to favoring stocks with poor recent returns, low stock price, no current earnings, and high price volatility. Returning sentiment to such stocks is considered a "rally off the bottom", in which price reversal is the dominant factor and prospective improvement in company fundamentals, like earnings growth, are less of a consideration. The Fund's money managers' emphasis on a combination of current price and prospective fundamental operating improvements was not rewarded in this environment. Additionally, the factors discussed above resulted in micro capitalization stocks experiencing large gains.

Neither the Fund nor its money managers changed investment approaches in response to the market environment. However, the Fund's money managers did consider the market environment in their respective security selection. By design, some of the Fund's money managers tended to be more sensitive to the "price only" perspective, providing strong relative performance strength. Some of the Fund's money managers were not as sensitive to the "price-only" perspective.

What changes were made to the Fund's structure or to the money manager line-up? No changes were made to the Fund's structure or its money manager line-up during the year.

Please explain what contributed most and least to the Fund's performance during the last 12 months.
The fund's more cyclically oriented money managers (whether growth or value) tended to post the best performance relative to the benchmark over the past year. For money managers such as David J. Greene (value) and CapitalWorks (growth), both experienced such results. Greene outperformed the benchmark by over 20% in the past year, while CapitalWorks outperformed by approximately 7%. The Fund's money managers, such as Geewax and TimesSquare, suffered over the past year. These managers tended to emphasize companies with consistent or visible earnings and less economic sensitivity (whether growth or value).

What was the investment environment like for stock selection? How did the Fund fare in this environment?
Stock selection was challenging over the past year. In some cases, the money managers' emphasis on stocks with low valuations relative to their expected growth and on companies with earnings that were expected to have a greater-than-average tendency to announce either higher than expected earnings or to revise earnings up contributed to the Fund's performance. Stock selection was positive within nine of the

                                                       Aggressive Equity Fund 17

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
12 economic sectors represented in the Fund's benchmark. Stock selection in the health care, financial services, and materials & processing sectors significantly contributed to the Fund's positive performance relative to the benchmark. However, stock selection in the technology sector was very poor. Given this challenging environment, the Fund's money managers made positive contributions to returns relative to the benchmark from stock selection.

Money Managers                             Styles

CapitalWorks Investment Partners, LLC      Growth
David J. Greene & Co., LLC                 Value
Geewax, Terker & Co.                       Growth
Goldman Sachs Asset Management             Market-Oriented
Jacobs Levy Equity Management, Inc.        Value
Suffolk Capital Management, Inc.           Growth
Systematic Financial Management, LP        Value
TimesSquare Capital Management, Inc.       Growth


----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 2500/(TM)/ Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500/(TM)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Section  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

18 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Common Stocks - 94.4%
Auto and Transportation - 2.5%
Airtran Holdings, Inc. (AE)                           22,600               269
Alaska Air Group, Inc.                                 3,000                82
America West Holdings Corp. Class B (AE)              21,200               263
Arctic Cat, Inc.                                         909                22
Autoliv, Inc.                                         11,100               418
Aviall, Inc.                                           3,500                54
CH Robinson Worldwide, Inc.                            1,900                72
Collins & Aikman Corp.                                11,800                51
Covenant Transport, Inc. Class A (AE)                  2,000                38
Dura Automotive Systems, Inc. Class A (AE)             2,300                29
ExpressJet Holdings, Inc. (AE)                         1,500                23
Frontier Airlines, Inc. (AE)                           6,500                93
Gentex Corp.                                           5,200               230
Goodyear Tire & Rubber Co. (The)                      10,000                79
Grupo TMM SA - ADR                                     3,500                15
Heartland Express, Inc.                                  439                11
JB Hunt Transport Services, Inc.                       4,300               116
JetBlue Airways Corp. (AE)                             3,650                97
Kansas City Southern                                   1,100                16
Lear Corp.                                             1,500                92
Navistar International Corp.                           6,800               326
Northwest Airlines Corp. (AE)                         21,000               265
Oshkosh Truck Corp.                                    5,700               291
Pacer International, Inc. (AE)                        24,400               493
SCS Transportation, Inc. (AE)                          1,500                26
Superior Industries International                        600                26
TBC Corp. (AE)                                         1,500                39
Thor Industries, Inc.                                  1,200                67
Visteon Corp.                                          8,500                88
Wabash National Corp.                                  5,460               160
Wabtec Corp.                                          12,700               216
                                                               ---------------
                                                                         4,067
Consumer Discretionary - 19.9%                                 ---------------
4Kids Entertainment, Inc. (AE)                         2,700                70
Aaron Rents, Inc.                                      9,750               196
Abercrombie & Fitch Co. Class A (AE)                   3,200                79
Activision, Inc. (AE)                                 16,200               295
Advance Auto Parts (AE)                                4,700               383
Advo, Inc.                                             5,850               186
Aeropostale, Inc. (AE)                                16,200               444
Alliance Gaming Corp. (AE)                            13,844               341
Allied Waste Industries, Inc. (AE)                     4,300                60
AMC Entertainment, Inc.                                5,600                85
Ameristar Casinos, Inc. (AE)                           5,400               132
Angelica Corp.                                         2,200                48
AnnTaylor Stores Corp. (AE)                           10,950               427
Applebees International, Inc.                          3,300               130
Applica, Inc.                                          3,400                26
aQuantive, Inc. (AE)                                  17,000               174
Arbitron, Inc.                                        11,700               488
Asbury Automotive Group, Inc. (AE)                     6,700               120
Atari, Inc. (AE)                                       4,900                21
Aztar Corp. (AE)                                       4,200                95
Barnes & Noble, Inc. (AE)                              1,100                36
BearingPoint, Inc. (AE)                               22,300               225
Big 5 Sporting Goods Corp. (AE)                        4,400                92
Big Lots, Inc.                                         8,900               126
BJ's Wholesale Club, Inc. (AE)                        13,200               303
Black & Decker Corp.                                   4,500               222
Blockbuster, Inc. Class A                              6,500               117
Bob Evans Farms, Inc.                                  3,100               101
Bright Horizons Family Solutions,
   Inc. (AE)                                           1,200                50
Brink's Co. (The)                                     11,900               269
Brookstone, Inc. (AE)                                  6,000               128
Brown Shoe Co., Inc.                                     800                30
Callaway Golf Co.                                     16,600               280
Career Education Corp. (AE)                            3,000               120
Carmax, Inc. (AE)                                      1,800                56
CBRL Group, Inc.                                       3,800               145
CDI Corp.                                              1,000                33
CDW Corp.                                              2,400               139
Central European Distribution Corp. (AE)               1,600                51
Central Garden and Pet Co. (AE)                        9,600               269
Charming Shoppes                                      12,900                70
Chico's FAS, Inc. (AE)                                 2,600                96
Childrens Place (AE)                                   5,949               159
Choice Hotels International, Inc.                      9,938               350
ChoicePoint, Inc. (AE)                                 4,333               165
Claire's Stores, Inc.                                  7,742               146
CNET Networks, Inc. (AE)                              22,620               154
Columbia Sportswear Co. (AE)                             900                49
Consolidated Graphics, Inc. (AE)                       3,600               114
Convergys Corp. (AE)                                  10,700               187
Corinthian Colleges, Inc. (AE)                         3,000               167
Corporate Executive Board Co. (AE)                     7,900               369
Cox Radio, Inc. Class A (AE)                           8,400               212
Department 56 (AE)                                       200                 3
Dick's Sporting Goods, Inc. (AE)                       3,314               161
Dillard's, Inc. Class A                               13,100               216
Dollar Thrifty Automotive Group (AE)                   7,100               184

                                                       Aggressive Equity Fund 19

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
DoubleClick, Inc. (AE)                                14,500               148
Drew Industries, Inc. New (AE)                         2,300                64
Earthlink, Inc. (AE)                                  11,600               116
Education Management Corp. (AE)                       18,600               577
Emerson Radio (AE)                                     4,900                18
Entercom Communications Corp. (AE)                     5,500               291
Finish Line Class (AE)                                10,700               321
Footstar, Inc. (AE)                                    3,300                13
Fossil, Inc. (AE)                                      7,900               221
Fred's, Inc.                                           2,300                71
GameStop Corp. Class A (AE)                            1,500                23
Gemstar-TV Guide International, Inc. (AE)             18,859                95
Getty Images, Inc. (AE)                               23,572             1,181
Goody's Family Clothing, Inc.                          2,800                26
GTECH Holdings Corp.                                  13,900               688
Guess ?, Inc. (AE)                                     2,100                25
Guitar Center, Inc. (AE)                               1,200                39
Handleman Co.                                         11,600               238
Harman International Industries, Inc.                  3,000               222
Harris Interactive, Inc. (AE)                         20,736               172
Harte-Hanks, Inc.                                      5,100               111
Hasbro, Inc.                                          14,800               315
Haverty Furniture Cos., Inc.                           2,400                48
Hearst-Argyle Television, Inc.                        39,700             1,093
Hewitt Associates, Inc. Class A (AE)                   6,200               185
Hibbett Sporting Goods, Inc. (AE)                      1,100                33
Hollinger International, Inc.                          6,400               100
IKON Office Solutions, Inc.                           20,800               247
Infospace, Inc. (AE)                                   6,570               151
Insight Communications Co., Inc. (AE)                 11,500               119
Insight Enterprises, Inc. (AE)                         4,200                79
International Speedway Corp. Class A                   6,400               286
ITT Educational Services, Inc.                        10,500               493
Jarden Corp. (AE)                                      1,500                41
JOS A Bank Clothiers, Inc. (AE)                          800                28
Journal Register Co. (AE)                              4,000                83
Korn/Ferry International (AE)                          2,900                39
Krispy Kreme Doughnuts, Inc. (AE)                      1,000                37
Kroll, Inc. (AE)                                       6,500               169
K-Swiss, Inc. Class A                                  1,000                24
Labor Ready, Inc. (AE)                                23,000               301
Lamar Advertising Co. (AE)                             5,100               190
La-Z-Boy, Inc.                                         4,200                88
Liberty Corp.                                            700                32
Lithia Motors, Inc. Class A                            3,800                96
Liz Claiborne, Inc.                                    4,200               149
Magna Entertainment Corp. Class A (AE)                 3,100                16
Mandalay Resort Group                                  1,200                54
Manpower, Inc.                                           900                42
Marcus Corp.                                           7,800               128
Marvel Enterprises, Inc. (AE)                          7,400               215
Maxwell Shoe Co. Class A (AE)                          1,000                17
Media General, Inc. Class A                            2,800               182
Memberworks, Inc. (AE)                                 4,000               109
Men's Wearhouse, Inc. (AE)                            10,900               273
Meredith Corp.                                           200                10
Metro One Telecommunications (AE)                      7,800                20
Modem Media, Inc. (AE)                                15,710               128
Movado Group, Inc.                                     5,200               147
Movie Gallery, Inc.                                    1,100                21
MPS Group, Inc. (AE)                                  30,300               283
MSC Industrial Direct Co.                              1,100                30
Navigant Consulting, Inc. (AE)                         4,600                87
Navigant International, Inc. (AE)                      2,800                39
NetFlix, Inc. (AE)                                     1,800                98
Nu Skin Enterprises, Inc. Class A                     11,800               202
On Assignment, Inc. (AE)                              12,100                63
O'Reilly Automotive, Inc. (AE)                         1,500                58
Oxford Industries, Inc.                                2,200                75
Pacific Sunwear of California (AE)                     4,200                89
Papa John's International, Inc. (AE)                   4,100               137
Park Place Entertainment Corp. (AE)                   31,700               343
PDI, Inc. (AE)                                         1,800                48
Penn National Gaming, Inc. (AE)                        6,500               150
Petco Animal Supplies, Inc. (AE)                      16,636               507
Petsmart, Inc.                                         4,100                98
PF Chang's China Bistro, Inc. (AE)                     1,200                61
Pier 1 Imports, Inc.                                   2,400                52
Playboy Enterprises, Inc. Class B (AE)                 1,400                23
Playtex Products, Inc. (AE)                           13,800               107
Polo Ralph Lauren Corp.                               13,600               392
Pre-Paid Legal Services, Inc. (AE)                     4,900               128
Pulitzer, Inc.                                         6,700               362
Radio One, Inc. Class D (AE)                           8,700               168
Rare Hospitality International, Inc. (AE)              8,500               208
Red Robin Gourmet Burgers, Inc. (AE)                   1,200                37
Reebok International, Ltd.                             4,000               157
Regal Entertainment Group Class A                     12,100               248
Regis Corp.                                            8,811               348
Rent-A-Center, Inc. (AE)                              15,000               448
RH Donnelley Corp.                                     4,200               167
RR Donnelley & Sons Co.                                2,100                63
Ruby Tuesday, Inc.                                     5,500               157
Russell Corp.                                          2,300                40
Saks, Inc. (AE)                                       34,800               523
Scholastic Corp. (AE)                                  7,600               259

20 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Scientific Games Corp. Class A (AE)                   34,900               594
SCP Pool Corp. (AE)                                   14,400               471
Select Comfort Corp. (AE)                              8,200               203
Service Corp. International                           21,900               118
ShopKo Stores, Inc.                                   16,800               256
Sinclair Broadcast Group, Inc.
   Class A (AE)                                       12,300               184
Six Flags, Inc.                                       11,200                84
SkillSoft Corp. ADR                                   23,400               202
Sohu.com, Inc. (AE)                                    1,100                33
Sonic Corp. (AE)                                       1,350                41
Sourcecorp (AE)                                        3,400                87
Speedway Motorsports, Inc.                            13,300               385
Spherion Corp. (AE)                                   25,000               245
Stage Stores, Inc. (AE)                                8,800               246
Stamps.com, Inc. (AE)                                  3,300                20
Station Casinos, Inc.                                  1,900                58
Steak N Shake Co. (The)                                3,900                70
Stein Mart, Inc. (AE)                                  1,900                16
Strayer Education, Inc.                                  800                87
Stride Rite Corp.                                      2,300                26
Sylvan Learning Systems, Inc. (AE)                     1,200                35
Tele2 AB Class A - ADR (AE)                            9,000               275
TeleTech Holdings, Inc. (AE)                           7,100                80
Tetra Tech, Inc. (AE)                                  8,925               222
Thomas Nelson, Inc.                                    4,200                81
Tiffany & Co.                                          2,500               113
Timberland Co. Class A                                   800                42
Toro Co.                                               6,100               283
Tractor Supply Co. (AE)                                1,400                54
Tuesday Morning Corp. (AE)                             1,800                54
Unifirst Corp.                                           600                14
United Online, Inc. (AE)                              33,649               565
United Stationers, Inc.                               12,100               495
Vail Resorts, Inc. (AE)                                2,400                41
Valassis Communications, Inc.                          3,800               112
Vans, Inc. (AE)                                        4,500                51
VeriSign, Inc. (AE)                                   17,500               285
Wackenhut Corrections Corp. (AE)                       1,000                23
Watson Wyatt & Co. Holdings (AE)                       3,200                77
Weight Watchers International, Inc. (AE)               3,600               138
West Corp. (AE)                                        8,900               207
Wireless Facilities, Inc. (AE)                        12,010               178
WMS Industries, Inc.                                   4,800               126
Wolverine World Wide, Inc.                               600                12
Yankee Candle Co., Inc. (AE)                           1,600                44
Zale Corp. (AE)                                          800                43
                                                               ---------------
                                                                        33,173
                                                               ---------------
Consumer Staples - 2.7%
7-Eleven, Inc. (AE)                                    5,800                93
Adolph Coors Co. Class B                               1,800               101
American Italian Pasta Co. Class A (AE)                4,200               176
Chiquita Brands International, Inc. (AE)               9,000               203
Church & Dwight, Inc.                                  4,300               170
Constellation Brands, Inc. Class A (AE)               14,420               475
Dial Corp. (The)                                       1,800                51
DIMON, Inc.                                            2,500                17
Duane Reade, Inc. (AE)                                 6,900               117
Flowers Foods, Inc.                                    1,650                43
J&J Snack Foods Corp. (AE)                               300                11
John B. Sanfilippo & Son (AE)                            900                46
Lance, Inc.                                            2,500                38
Longs Drug Stores Corp.                               23,300               576
M & F Worldwide Corp. (AE)                             3,100                41
Nash Finch Co.                                         4,100                92
NBTY, Inc. (AE)                                        7,700               207
Pathmark Stores, Inc. (AE)                            22,827               173
PepsiAmericas, Inc.                                   10,600               181
Pilgrim's Pride Corp.                                  4,200                69
Ralcorp Holdings, Inc. (AE)                            1,000                31
RJ Reynolds Tobacco Holdings, Inc.                    10,200               593
Robert Mondavi Class A (AE)                            2,700               105
Sanderson Farms, Inc.                                  2,200                89
Smithfield Foods, Inc. (AE)                            1,300                27
Standard Commercial Corp.                              1,200                24
Supervalu, Inc.                                        7,000               200
Tootsie Roll Industries, Inc.                          2,287                82
Tyson Foods, Inc. Class A                             13,200               175
Universal Corp.                                        3,500               155
Winn-Dixie Stores, Inc.                               18,700               186
                                                               ---------------
                                                                         4,547
                                                               ---------------
Financial Services - 18.3%
Accredited Home Lenders (AE)                           5,304               162
Advent Software, Inc. (AE)                             2,700                47
AG Edwards, Inc.                                      10,100               366
Alabama National Bancorp                                 500                26
Alliance Data Systems Corp. (AE)                      25,718               712
AMB Property Corp. (o)                                 8,400               276
American Financial Group, Inc.                         3,500                93
American Physicians Capital, Inc. (AE)                 1,900                35
AmeriCredit Corp. (AE)                                27,272               434
AMLI Residential Properties Trust (o)                  1,600                43
Anthracite Capital, Inc. (o)                           6,700                74
Anworth Mortgage Asset Corp.                          11,700               163

                                                       Aggressive Equity Fund 21

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Arden Realty, Inc. (o)                                 4,000               121
Arthur J Gallagher & Co.                               1,500                49
Associated Banc-Corp                                   5,011               214
Astoria Financial Corp.                               15,100               562
AvalonBay Communities, Inc. (o)                        5,200               249
Bancorpsouth, Inc.                                     4,700               111
Bank of Hawaii Corp.                                  20,000               843
Bank of the Ozarks, Inc.                               1,600                36
BankAtlantic Bancorp, Inc. Class A                     7,700               146
Banknorth Group, Inc.                                  4,800               156
Bankunited Financial Corp. Class A                     8,000               206
Bedford Property Investors (o)                         2,700                77
BISystem Group, Inc. (The) (AE)                       14,000               208
Blackrock, Inc.                                          800                42
BOK Financial Corp. (AE)                               1,818                70
Boykin Lodging Co. (o)                                 2,200                20
Brandywine Realty Trust (o)                            4,400               118
Capital Automotive REIT (o)                            7,200               230
CapitalSource, Inc. (AE)                               8,400               182
CarrAmerica Realty Corp. (o)                           1,800                54
Cash America International, Inc.                       1,500                32
CBL & Associates Properties, Inc. (o)                  6,800               384
CCC Information Services Group (AE)                    3,600                61
Central Pacific Financial Corp.                          700                21
Certegy, Inc.                                          3,900               128
Charter Municipal Mortgage Acceptance Co.              4,800               101
Checkfree Corp. (AE)                                   1,100                30
Chelsea Property Group, Inc. (o)                         700                38
Chemical Financial Corp.                                 700                25
CIT Group, Inc.                                        5,000               180
City Holding Co.                                         600                21
City National Corp.                                    2,800               174
Colonial BancGroup, Inc. (The)                         9,700               168
Commerce Bancorp, Inc.                                 1,000                53
Commerce Bancshares, Inc.                              2,506               123
Commercial Federal Corp.                               5,000               134
Commercial Net Lease Realty (o)                        5,000                89
CompuCredit Corp. (AE)                                10,400               221
Cornerstone Realty Income Trust, Inc. (o)                700                 6
Correctional Properties Trust (o)                        800                23
Corus Bankshares, Inc.                                 1,000                32
Crescent Real Estate Equities Co. (o)                  4,500                77
Cullen/Frost Bankers, Inc.                             3,700               150
CVB Financial Corp.                                    1,100                21
Deluxe Corp.                                           5,900               244
Dime Community Bancshares                              7,225               222
Doral Financial Corp.                                 20,850               673
Downey Financial Corp.                                 3,700               182
E*Trade Financial Corp. (AE)                          13,867               175
Eastgroup Properties (o)                               2,000                65
Eaton Vance Corp.                                      1,000                37
eFunds Corp. (AE)                                      7,000               121
Entertainment Properties Trust (o)                     2,100                73
Equity Inns, Inc. (o)                                  3,800                34
Equity One, Inc. (o)                                   4,700                79
eSpeed, Inc. Class A (AE)                             10,503               246
Factset Research Systems, Inc.                         2,800               107
Fair Isaac Corp.                                       3,325               163
FelCor Lodging Trust, Inc. (o)                         3,200                35
First American Corp.                                  16,200               482
First Bancorp Puerto Rico                              1,400                55
First Commonwealth Financial Corp.                     1,600                23
First Community Bancshares, Inc.                         330                11
First Midwest Bancorp, Inc.                            1,900                62
First Niagara Financial Group, Inc.                    8,700               130
FirstFed Financial Corp.                               3,600               157
Flagstar Bancorp, Inc.                                 6,400               137
Flushing Financial Corp.                               1,200                22
FNB Corp.                                              1,700                60
Fremont General Corp.                                  1,900                32
Friedman Billings Ramsey Group, Inc.
   Class A                                            19,400               448
Fulton Financial Corp.                                 1,601                35
Gabelli Asset Management, Inc. Class A                 6,800               271
Gables Residential Trust (o)                           5,000               174
Getty Realty Corp. (o)                                 1,900                50
Glacier Bancorp, Inc.                                  1,700                55
Glenborough Realty Trust, Inc. (o)                     2,100                42
Global Payments, Inc.                                 14,500               683
Great Lakes REIT (o)                                   2,000                31
Greater Bay Bancorp                                    4,600               131
Hancock Holding Co.                                      400                22
Harbor Florida Bancshares, Inc.                          453                13
Hawthorne Financial Corp.                                700                20
HCC Insurance Holdings, Inc.                           1,100                35
Health Care REIT, Inc. (o)                             7,700               277
Healthcare Realty Trust, Inc. (o)                      1,200                43
Heritage Property Investment Trust (o)                 4,000               114
Hospitality Properties Trust (o)                       1,300                54
HRPT Properties Trust (o)                             64,400               650
Hudson United Bancorp                                  3,100               115
Iberiabank Corp.                                         500                30
IMPAC Mortgage Holdings, Inc. (o)                      9,500               173
Independence Community Bank Corp.                      3,100               112
Independent Bank Corp.                                 1,980                56
IndyMac Bancorp, Inc.                                  8,011               239

22 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Innkeepers USA Trust (o)                              22,100               185
Instinet Group, Inc.                                  17,000                88
International Bancshares Corp.                           500                24
Investment Technology Group, Inc.                     13,200               213
Investors Financial Services Corp.                    11,000               423
iShares Russell 2000 Growth Index Fund                 2,300               136
iShares S&P MidCap 400/BARRA Growth Index
   Fund                                                1,500               178
Jack Henry & Associates, Inc.                         15,100               311
Jefferies Group, Inc.                                 13,900               459
Keystone Property Trust (o)                            1,600                35
Kilroy Realty Corp. (o)                                  500                16
Koger Equity, Inc. (o)                                 5,200               109
Kronos, Inc. (AE)                                      1,050                42
La Quinta Corp.                                       35,400               227
Landamerica Financial Group, Inc.                     15,200               794
LaSalle Hotel Properties (o)                           1,800                33
Legg Mason, Inc.                                       1,800               139
Liberty Property Trust (o)                             2,500                97
Local Financial Corp. (AE)                             1,100                23
LTC Properties, Inc. (o)                               1,200                18
Mack-Cali Realty Corp. (o)                             4,600               191
MAF Bancorp, Inc.                                        400                17
Maguire Properties, Inc. (o)                          11,200               272
Markel Corp. (AE)                                      1,850               469
MB Financial Corp.                                     1,650                60
Mercantile Bank Corp.                                     72                 3
Mercury General Corp.                                  1,800                84
Mid-America Apartment Communities, Inc. (o)            1,400                47
Moody's Corp.                                          2,600               157
Nara Bancorp, Inc.                                     2,400                66
National Health Investors, Inc. (o)                    4,600               114
National Penn Bancshares, Inc.                           630                20
Nationwide Health Properties, Inc. (o)                 1,700                33
NDCHealth Corp.                                        6,200               159
New Century Financial Corp.                            5,000               198
Nuveen Investments, Inc. Class A                       8,700               232
OceanFirst Financial Corp.                             3,703               101
Ohio Casualty Corp.                                    6,800               118
Pacific Capital Bancorp                                1,100                41
Pan Pacific Retail Properties, Inc. (o)                1,200                57
Pennsylvania Real Estate Investment
   Trust (o)                                           1,200                44
PFF Bancorp, Inc.                                      3,720               135
Popular, Inc.                                          1,200                54
Post Properties, Inc. (o)                              6,600               184
Prentiss Properties Trust (o)                          2,200                73
PrivateBancorp, Inc.                                   1,100                50
ProAssurance Corp. (AE)                                2,200                71
Protective Life Corp.                                  7,300               247
Provident Bankshares Corp.                             1,500                44
Providian Financial Corp.                             39,234               457
PS Business Parks, Inc. (o)                            4,600               190
R&G Financial Corp. Class B                            4,700               187
Radian Group, Inc.                                     3,600               176
Raymond James Financial, Inc.                         11,015               415
Reckson Associates Realty Corp. (o)                    7,600               185
Redwood Trust, Inc. (o)                                7,000               356
Regency Centers Corp. (o)                              1,400                56
RenaissanceRe Holdings, Ltd.                           5,300               260
Republic Bancorp, Inc.                                26,359               356
Ryder System, Inc.                                     9,200               314
Sl Corp. (AE)                                         15,300               123
Sandy Spring Bancorp, Inc.                             5,800               217
Seacoast Financial Services Corp.                      1,600                44
SEI Investments Co.                                    1,200                37
Selective Insurance Group                                600                19
Senior Housing Properties Trust (o)                    4,800                83
Silicon Valley Bancshares                             15,700               566
Sovereign Bancorp, Inc.                               17,700               420
Sovran Self Storage, Inc. (o)                          1,100                41
Stancorp Financial Group, Inc.                         2,800               176
Sterling Bancorp                                       2,390                68
Stewart Information Services Corp.                    13,300               539
Student Loan Corp.                                       100                15
Summit Properties, Inc. (o)                            2,400                58
Susquehanna Bancshares, Inc.                           1,200                30
Taubman Centers, Inc. (o)                              1,200                25
TCF Financial Corp.                                    3,600               185
Texas Regional Bancshares, Inc. Class A                  825                31
TradeStation Group, Inc. (AE)                         10,000                89
Triad Guaranty, Inc. (AE)                              5,200               262
Trustmark Corp.                                        1,700                50
UCBH Holdings, Inc.                                    2,500                97
UICI (AE)                                              2,400                32
UMB Financial Corp.                                    1,200                57
United Bankshares, Inc.                                2,000                62
United PanAm Financial Corp. (AE)                      1,200                20
Universal Health Realty, Income (o)                      900                27
Virginia Commerce Bancorp (AE)                         1,800                58
Waddell & Reed Financial, Inc. Class A                 2,000                47
Washington Mutual, Inc. 2005 Warrants (AE)            44,300                 8
Waypoint Financial Corp.                               2,415                52

                                                       Aggressive Equity Fund 23

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Webster Financial Corp.                                3,000               138
WeLLChoice, Inc. (AE)                                  4,900               169
WesBanco, Inc.                                           600                17
Westamerica BanCorp.                                     300                15
WFS Financial, Inc. (AE)                               1,600                68
Whitney Holding Corp.                                  5,800               238
Wintrust Financial Corp.                                 400                18
World Acceptance Corp. (AE)                            9,800               195
WR Berkley Corp.                                       1,500                52
WSFS Financial Corp.                                   3,300               148
                                                               ---------------
                                                                        30,356
                                                               ---------------
Health Care - 12.0%
Advanced Medical Optics, Inc. (AE)                     1,700                33
Advanced Neuromodulation Systems, Inc.                 3,148               145
AdvancePCS (AE)                                        2,400               126
Affymetrix, Inc. (AE)                                  5,800               143
AkSystem, Ltd. (AE)                                    1,400                12
Alaris Medical Systems, Inc. (AE)                     12,300               187
Allos Therapeutics (AE)                                7,800                28
Alpharma, Inc. Class A                                 8,200               165
American Medical Security Group, Inc.                  1,300                29
American Pharmaceutical Partners, Inc.
   (AE)                                                6,800               228
Andrx Corp. (AE)                                       9,600               231
Applera Corp. - Celera Genomics Group (AE)            26,600               370
Atrix Labs, Inc. (AE)                                  2,800                67
Bausch & Lomb, Inc.                                    3,500               182
Beckman Coulter, Inc.                                  2,400               122
Beverly Enterprises, Inc. (AE)                         4,800                41
Celgene Corp. (AE)                                     1,300                59
Cell GeneSystem, Inc. (AE)                             7,800               101
Chronimed, Inc. (AE)                                   3,800                32
Collagenex Pharmaceuticals, Inc. (AE)                 11,300               127
Community Health Systems, Inc. (AE)                    9,200               245
Connetics Corp. (AE)                                   1,500                27
Cooper Cos., Inc.                                      5,356               252
Covance, Inc. (AE)                                     4,800               129
Coventry Health Care, Inc. (AE)                        1,600               103
CR Bard, Inc.                                          3,900               317
Cyberonics (AE)                                        1,700                54
Cytyc Corp. (AE)                                       4,900                67
D&K Healthcare Resources, Inc.                         6,000                81
Dade Behring Holdings, Inc. (AE)                       7,300               261
DaVita, Inc. (AE)                                     21,481               837
Decode Genetics, Inc. (AE)                            25,100               206
Dentsply International, Inc.                           2,600               117
Edinburgh, Income and Value Trust PLC
   Class O                                             9,200                16
Edwards Lifesciences Corp. (AE)                        3,000                90
Endo Pharmaceuticals Holdings, Inc. (AE)               9,000               173
Enzon Pharmaceuticals, Inc. (AE)                      12,800               154
eResearch Technology, Inc. (AE)                        9,600               244
First Health Group Corp. (AE)                          2,600                51
First Horizon Pharmaceutical Corp. (AE)                7,200                81
Genencor International, Inc. (AE)                      8,600               135
Gen-Probe, Inc. (AE)                                   6,788               248
Haemonetics Corp. (AE)                                 2,800                67
Hanger Orthopedic Group, Inc. (AE)                     3,700                58
Health Net, Inc. (AE)                                  9,300               304
Healthsouth Corp. (AE)                                27,600               127
Henry Schein, Inc. (AE)                                1,300                88
Human Genome Sciences, Inc. (AE)                       9,800               130
Humana, Inc.                                          39,100               892
ICOS Corp. (AE)                                          800                33
ICU Medical, Inc. (AE)                                 4,900               168
Idexx Laboratories, Inc. (AE)                          4,000               185
Ilex Oncology, Inc. (AE)                              12,700               270
Immucor, Inc. (AE)                                       450                 9
Inamed Corp. (AE)                                      2,250               108
Integra LifeSciences Holdings Corp. (AE)                 700                20
Invitrogen Corp. (AE)                                  3,300               231
Kensey Nash Corp. (AE)                                   800                19
Kindred Healthcare, Inc. (AE)                          3,100               161
King Pharmaceuticals, Inc. (AE)                       12,800               195
Kos Pharmaceuticals, Inc. (AE)                         9,100               392
LabOne, Inc.                                           6,100               198
LCA-Vision, Inc. (AE)                                  9,010               191
Ligand Pharmaceuticals, Inc. Class B (AE)             23,600               347
Lincare Holdings, Inc. (AE)                            9,800               294
Manor Care, Inc.                                       8,900               308
Martek Biosciences Corp. (AE)                          1,400                91
Maxygen (AE)                                           6,600                70
Medicis Pharmaceutical Class A                         6,900               492
MGI Pharma, Inc. (AE)                                    900                37
Mid Atlantic Medical Services (AE)                     2,100               136
Millennium Pharmaceuticals, Inc. (AE)                 16,900               316
Millipore Corp.                                        7,700               331
Myriad Genetics, Inc. (AE)                             4,100                53
Nabi Biopharmaceuticals (AE)                           2,600                33
NeighborCare, Inc. (AE)                                6,200               122

24 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Neurocrine Biosciences, Inc. (AE)                      9,700               529
NPS Pharmaceuticals, Inc. (AE)                         7,400               227
Odyssey HealthCare, Inc. (AE)                          4,424               129
Omnicare, Inc.                                        12,000               485
Omnicell, Inc. (AE)                                    6,500               105
Orthofix International NV (AE)                         1,500                73
Owens & Minor, Inc.                                    1,500                33
Oxford Health Plans                                    1,500                65
Pacificare Health Systems (AE)                         9,300               629
Parexel International Corp. (AE)                       7,100               115
Patterson Dental Co. (AE)                              1,000                64
Pediatrix Medical Group, Inc. (AE)                     3,800               209
Perrigo Co.                                            2,100                33
Pharmaceutical Resources, Inc.                         4,900               319
Pharmacopeia, Inc. (AE)                               18,600               264
Protein Design Labs, Inc. (AE)                         8,000               143
Province Healthcare Co. (AE)                           8,800               141
Quality Systems, Inc. (AE)                             1,100                49
Renal Care Group, Inc. (AE)                            2,500               103
Respironics, Inc. (AE)                                 6,500               293
Select Medical Corp.                                  16,716               272
Serologicals Corp. (AE)                                9,311               173
SICOR, Inc. (AE)                                       3,200                87
Sierra Health Services (AE)                              900                25
Sola International, Inc. (AE)                          1,800                34
Stericycle, Inc. (AE)                                  5,600               262
Steris Corp. (AE)                                      8,800               199
Sybron Dental Specialties, Inc. (AE)                   9,466               266
Thoratec Corp. (AE)                                    1,500                20
Triad Hospitals, Inc. (AE)                             8,400               279
United Surgical Partners International,
   Inc. (AE)                                           4,909               164
United Therapeutics Corp. (AE)                         1,800                41
US Oncology, Inc. (AE)                                18,300               197
Valeant Pharmaceuticals International                  1,400                35
VCA Antech, Inc. (AE)                                 15,759               488
ViaSystem Healthcare, Inc. (AE)                          400                 8
Vicuron Pharmaceuticals, Inc. (AE)                    10,800               201
Visx, Inc. (AE)                                        7,550               175
Watson Pharmaceuticals, Inc. (AE)                      6,000               276
West Pharmaceutical Services, Inc.                       500                17
                                                               ---------------
                                                                        20,019
                                                               ---------------
Integrated Oils - 0.0%
KCS Energy, Inc. (AE)                                  3,600                38
                                                               ---------------
Materials and Processing - 6.1%
Aceto Corp.                                            4,000               102
Albany International Corp. Class A                    11,200               380
Alumina, Ltd. - ADR                                    7,000               140
Ameron International Corp.                             1,700                59
Aptargroup, Inc.                                       2,700               105
Arch Chemicals, Inc.                                   1,800                46
Armor Holdings, Inc. (AE)                              1,000                26
Ashland, Inc.                                          1,000                44
Ball Corp.                                             6,200               369
Boise Cascade Corp.                                   13,300               437
Building Material Holding Corp.                        1,300                20
Cabot Corp.                                            9,700               309
Calgon Carbon Corp.                                   29,800               185
Carpenter Technology                                   6,300               186
Centex Construction Products, Inc.                     1,400                84
Century Aluminum Co.                                   3,360                64
Ceradyne, Inc. (AE)                                    3,860               131
Chesapeake Corp.                                       1,800                48
Clarcor, Inc.                                          2,300               101
Commercial Metals Co.                                  3,700               112
Constar International, Inc. (AE)                       8,100                44
Corn Products International, Inc.                      2,400                83
Crown Holdings, Inc.                                  19,600               178
Cytec Industries, Inc. (AE)                            6,600               253
Delta & Pine Land Co.                                    700                18
Dycom Industries, Inc. (AE)                           12,400               333
Energizer Holdings, Inc. (AE)                          2,800               105
Fluor Corp.                                              400                16
Glatfelter                                             3,700                46
Golden Star Resources, Ltd. (AE)                      21,400               149
GrafTech International, Ltd. (AE)                     25,160               340
Greif, Inc. Class                                        100                 4
HB Fuller Co.                                          1,800                54
Hercules, Inc.                                         3,400                41
Hughes Supply, Inc.                                      700                35
ID Biomedical Corp. (AE)                               5,300                63
IMC Global, Inc.                                       5,700                57
International Steel Group, Inc. (AE)                   5,100               199
Jacobs Engineering Group, Inc.                         3,000               144
Jones Lang LaSalle, Inc. (AE)                          1,400                29
Lafarge North America, Inc.                            3,700               150
Lennox International, Inc.                            10,400               174
LNR Property Corp.                                     7,600               376
Lubrizol Corp.                                         5,700               185
MacDermid, Inc.                                        1,200                41
Martin Marietta Materials, Inc.                        3,100               146
Maverick Tube Corp. (AE)                               7,019               135
Moore Wallace, Inc.                                    8,500               159

                                                       Aggressive Equity Fund 25

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Mueller Industries, Inc. (AE)                          4,000               137
Myers Industries, Inc.                                 1,875                23
NCI Building Systems, Inc. (AE)                        1,600                38
Nokia OYJ 2007 Warrants (AE)                           8,200               179
Owens-Illinois, Inc. (AE)                             16,600               197
Pactiv Corp. (AE)                                      7,900               189
Quanta Services, Inc. (AE)                            22,000               161
Rayonier, Inc. (o)                                       631                26
Reliance Steel & Aluminum Co.                          5,600               186
Rogers Corp. (AE)                                      1,400                62
Royal Gold, Inc.                                       1,600                33
RTI International Metals, Inc.                         2,400                40
Ryerson Tull, Inc.                                     1,800                21
Schnitzer Steel Industries, Inc. Class A               1,900               115
Schulman A, Inc.                                      13,100               279
Scotts Co. (The) Class A (AE)                            300                18
Sealed Air Corp. (AE)                                  2,900               157
Silgan Holdings, Inc. (AE)                             7,200               307
Smurfit-Stone Container Corp. (AE)                     9,600               178
Steel Dynamics, Inc. (AE)                              3,840                90
Texas Industries, Inc.                                 2,800               104
Trammell Crow Co. (AE)                                   200                 3
Tredegar Corp.                                         1,600                25
Trex Co., Inc. (AE)                                      200                 8
Ultralife Batteries, Inc. (AE)                        11,644               144
Unifi, Inc.                                           11,500                74
Universal Forest Products, Inc.                        1,900                61
URS Corp.                                              8,300               208
USEC, Inc.                                            11,400                96
USG Corp.                                              8,000               133
Washington Group International, Inc. (AE)              3,400               115
Watsco, Inc.                                           5,800               132
WD-40 Co.                                                500                18
York International Corp.                                 900                33
                                                               ---------------
                                                                        10,095
                                                               ---------------
Miscellaneous - 0.8%
Brunswick Corp.                                        9,000               286
Carlisle Cos., Inc.                                    3,600               219
Dow Jones EURO STOXX 50 Return Index 2003
   Warrants (AE)                                       5,600                44
Kaman Corp. Class A                                    1,333                17
Lancaster Colony Corp.                                   400                18
OpticNet, Inc. (AE)(Y)                                 1,400                 0
San-In Godo Bank, Ltd. (The) (AE)                     39,700               281
SPX Corp.                                              3,600               212
Textron, Inc.                                          1,800               103
Walter Industries, Inc.                                4,900                65
                                                               ---------------
                                                                         1,245
                                                               ---------------
Other Energy - 4.1%
Atwood Oceanics, Inc. (AE)                             2,300                73
Calpine Corp. (AE)                                    64,900               312
CARBO Ceramics, Inc.                                     300                15
Chesapeake Energy Corp.                                7,400               100
Comstock Resources, Inc. (AE)                          4,660                90
Consol Energy, Inc.                                    2,500                65
Cooper Cameron Corp. (AE)                              2,800               130
Encore Acquisition Co. (AE)                              800                20
ENSCO International, Inc.                             10,800               293
Equitable Resources, Inc.                                900                39
Evergreen Resources, Inc. (AE)                         7,800               254
Forest Oil Corp.                                       9,600               274
Holly Corp.                                            1,400                39
Houston Exploration Co. (AE)                           1,300                47
Hydril (AE)                                            4,100                98
Key Energy Services, Inc. (AE)                        11,919               123
Massey Energy Co.                                      7,100               148
Matrix Service Co. (AE)                               10,600               192
National-Oilwell, Inc. (AE)                           19,200               429
Newfield Exploration Co. (AE)                          1,000                45
Oil States International, Inc. (AE)                    2,400                33
Parker Drilling Co.                                    9,700                25
Patina Oil & Gas Corp.                                10,074               494
Patterson-UTI Energy, Inc. (AE)                       23,667               779
Pogo Producing Co.                                       600                29
Pride International, Inc. (AE)                         1,700                32
Reliant Resources, Inc. (AE)                          25,100               185
Smith International, Inc.                              4,200               174
Sunoco, Inc.                                          11,800               604
Tesoro Petroleum Corp.                                22,900               334
Tetra Technologies, Inc. (AE)                          7,200               175
Unit Corp.                                             8,200               193
Universal Compression Holdings, Inc. (AE)              5,600               146
Valero Energy Corp.                                    3,900               181
Varco International, Inc. (AE)                        13,900               287
Veritas DGC, Inc. (AE)                                16,200               170
Westport Resources Corp. (AE)                          4,200               125
XTO Energy, Inc.                                         666                19
                                                               ---------------
                                                                         6,771
                                                               ---------------
Producer Durables - 6.2%
Advanced Energy Industries, Inc. (AE)                  7,700               201
American Tower Corp. Class A                          11,000               119

26 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
AMIS Holdings, Inc. (AE)                               5,600               102
Andrew Corp. (AE)                                     18,337               211
Applied Industrial Technologies, Inc.                  3,900                93
Arris Group, Inc. (AE)                                19,500               141
Artesyn Technologies, Inc. (AE)                       22,000               187
Asyst Technologies, Inc. (AE)                          9,639               167
Audiovox Corp. Class A (AE)                            9,800               126
August Technology Corp. (AE)                           9,172               170
Axcelis Technologies, Inc. (AE)                       15,763               161
Briggs & Stratton Corp.                                5,400               364
Cascade Corp.                                            900                20
C-COR.net Corp. (AE)                                   5,600                62
Centex Corp.                                             600                65
CNH Global NV                                         10,740               178
Crown Castle International Corp. (AE)                  9,100               100
CTS Corp.                                              3,400                39
Cummins, Inc.                                          5,100               250
Curtiss-Wright Corp.                                   3,800               171
Cymer, Inc. (AE)                                       3,600               166
Diebold, Inc.                                          1,500                81
Dionex Corp. (AE)                                      1,800                83
Dominion Homes, Inc. (AE)                                700                21
Donaldson Co., Inc.                                    2,000               118
Engineered Support Systems, Inc.                       1,275                70
EnPro Industries, Inc. (AE)                            2,600                36
Esterline Technologies Corp.                           1,300                35
General Cable Corp.                                    5,300                43
Genlyte Group, Inc. (AE)                                 800                47
Graco, Inc.                                            2,700               108
HON Industries, Inc.                                   1,300                56
Hovnanian Enterprises, Inc. Class A (AE)                 800                70
Imagistics International, Inc. (AE)                    3,600               135
Kadant, Inc. (AE)                                        800                17
KB Home                                                  600                44
Littelfuse, Inc. (AE)                                  2,000                58
LTX Corp. (AE)                                         6,300                95
Magnetek, Inc. (AE)                                    3,600                24
Manitowoc Co.                                          2,300                72
Mastec, Inc. (AE)                                      3,500                52
Mattson Technology, Inc. (AE)                          2,600                32
MDC Holdings, Inc.                                     3,200               206
Mettler Toledo International, Inc. (AE)                7,900               333
MKS Instruments, Inc. (AE)                             5,900               171
MTS Systems Corp.                                      1,900                37
Mykrolis Corp. (AE)                                    2,573                41
NACCO Industries, Inc. Class A                         3,600               322
NVR, Inc.                                                300               140
Orbital Sciences Corp. (AE)                           27,200               327
Pall Corp.                                            15,700               421
Photronics, Inc. (AE)                                 18,700               373
Plantronics, Inc. (AE)                                 6,100               199
Polycom, Inc. (AE)                                    17,138               335
Pulte Homes, Inc.                                        700                66
Rofin-Sinar Technologies, Inc. (AE)                    5,300               183
Roper Industries, Inc.                                 2,900               143
Ryland Group, Inc.                                     2,800               248
Semitool, Inc. (AE)                                    1,900                20
Standard-Pacific Corp.                                 6,800               330
Steelcase, Inc. Class A                                5,800                83
Stewart & Stevenson Services                           5,700                80
Tecumseh Products Co. Class A                          4,300               208
Tektronix, Inc.                                        7,900               250
Teledyne Technologies, Inc. (AE)                      11,300               213
Teradyne, Inc. (AE)                                   13,500               344
Terex Corp.                                            5,420               154
Thomas Industries, Inc.                                  900                31
Toll Brothers, Inc. (AE)                               8,100               322
Ultratech, Inc. (AE)                                   1,200                35
United Defense Industries, Inc. (AE)                   6,800               217
United Industrial Corp.                                5,000                90
WESCO International, Inc. (AE)                         5,600                50
                                                               ---------------
                                                                        10,362
                                                               ---------------
Technology - 17.7%
3Com Corp. (AE)                                       71,600               585
ADC Telecommunications, Inc. (AE)                     67,600               201
Adtran, Inc.                                           6,778               210
Advanced Digital Information Corp. (AE)               26,100               365
Advanced Fibre Communications, Inc. (AE)              14,600               294
Aeroflex, Inc. (AE)                                   38,440               449
Agere Systems, Inc. Class A (AE)                     126,900               387
Agile Software Corp. (AE)                             11,000               109
Alliance Semiconductor Corp. (AE)                      1,000                 7
Altiris, Inc. (AE)                                     7,300               266
Amdocs, Ltd. (AE)                                     10,900               245
Amkor Technology, Inc. (AE)                            8,384               153
Amphenol Corp. Class A (AE)                            1,000                64
Anadigics, Inc. (AE)                                   3,000                18
Analogic Corp.                                         1,900                78
Anixter International, Inc. (AE)                      10,600               274
Anteon International Corp. (AE)                       10,900               393
Applied Micro Circuits Corp. (AE)                     27,120               162
Arrow Electronics, Inc.                                4,100                95
Ascential Software Corp. (AE)                         15,061               391

                                                       Aggressive Equity Fund 27

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
AsiaInfo Holdings, Inc. (AE)                           2,500                17
Aspect Communications Corp. (AE)                      23,800               375
Aspen Technology, Inc. (AE)                            3,700                38
ATI Technologies, Inc. (AE)                            6,500                98
Autodesk, Inc.                                         1,400                34
Avaya, Inc. (AE)                                      87,800             1,135
Avnet, Inc.                                           17,700               383
Avocent Corp. (AE)                                       900                33
Benchmark Electronics, Inc. (AE)                       1,650                57
BMC Software, Inc. (AE)                               12,400               231
Brooktrout, Inc. (AE)                                  2,100                26
California Micro Devices CP (AE)                      20,640               188
Captaris, Inc. (AE)                                    3,600                20
Ceridian Corp. (AE)                                   11,600               243
CEVA, Inc. (AE)                                        3,500                36
Checkpoint Systems, Inc.                               1,900                36
ChipPAC, Inc. Class A (AE)                            30,000               228
Ciena Corp. (AE)                                      28,300               188
Cognos, Inc. (AE)                                      7,300               224
Coherent, Inc. (AE)                                    1,900                45
CommScope, Inc. (AE)                                  11,800               193
Compucom Systems, Inc. (AE)                            5,500                29
Computer Network Technology Corp. (AE)                 4,800                46
Compuware Corp. (AE)                                  27,900               169
Comtech Telecommunications (AE)                        5,019               145
Comverse Technology, Inc. (AE)                        26,300               463
Conexant Systems, Inc. (AE)                           13,000                65
Covad Communications Group, Inc. (AE)                 31,951               115
Cree, Inc. (AE)                                        3,600                64
CSG Systems International (AE)                        10,500               131
Cypress Semiconductor Corp. (AE)                      28,700               613
Daktronics, Inc. (AE)                                  1,600                40
Ditech Communications Corp. (AE)                       9,220               176
DRS Technologies, Inc. (AE)                            5,600               156
eCollege.com, Inc. (AE)                                1,700                31
EDO Corp.                                             17,500               431
EMC Corp.                                              2,700                35
Emulex Corp. (AE)                                      6,700               179
EnteraSystem Networks, Inc. (AE)                       6,900                26
Epicor Software Corp. (AE)                             7,300                93
Epiphany, Inc. (AE)                                   10,200                74
ESS Technology (AE)                                    5,100                87
F5 Networks, Inc. (AE)                                11,600               291
Fairchild Semiconductor International,
   Inc. (AE)                                          16,110               402
Filenet Corp. (AE)                                     8,700               236
Flir Systems, Inc. (AE)                                4,400               161
Foundry Networks, Inc. (AE)                            6,317               173
Gateway, Inc. (AE)                                    10,000                46
Group 1 Software, Inc. (AE)                            5,000                88
Harris Corp.                                          16,500               626
Hifn, Inc. (AE)                                       14,378               171
Imation Corp.                                          7,200               253
Inet Technologies, Inc. (AE)                           1,800                22
InFocus Corp. (AE)                                     6,400                62
Informatica Corp. (AE)                                26,700               275
Integrated Circuit Systems, Inc. (AE)                  6,200               177
Integrated Device Technology, Inc. (AE)               17,200               295
Interland, Inc. (AE)                                   3,600                24
International Rectifier Corp. (AE)                     5,900               292
Internet Security Systems (AE)                         9,300               175
Intersil Corp. Class A                                 7,400               184
InterVoice, Inc. (AE)                                  9,900               118
Interwoven, Inc. (AE)                                 15,375               194
Keane, Inc. (AE)                                       4,400                64
Keynote Systems, Inc. (AE)                             9,200               109
KVH Industries, Inc. (AE)                              4,850               133
L-3 Communications Holdings, Inc. (AE)                 6,200               318
Lawson Software, Inc. (AE)                            18,100               149
Lionbridge Technologies (AE)                           3,700                36
LSI Logic Corp. (AE)                                  97,000               859
Macromedia, Inc. (AE)                                  7,500               134
Macrovision Corp. (AE)                                 8,300               187
Magma Design Automation, Inc. (AE)                     5,400               126
MAPICS, Inc. (AE)                                      2,400                31
Maxtor Corp. (AE)                                     41,500               461
Mercury Interactive Corp. (AE)                         4,200               204
Merix Corp. (AE)                                      13,000               319
Micromuse, Inc. (AE)                                  20,065               138
Micros Systems, Inc. (AE)                                900                39
MicroStrategy, Inc. Class A (AE)                       2,907               153
National Instruments Corp.                             4,900               223
National Semiconductor Corp. (AE)                      4,300               169
NCR Corp. (AE)                                         2,000                78
Net2Phone, Inc. (AE)                                   3,500                24
Netopia, Inc. (AE)                                    12,230               178
NetScreen Technologies, Inc. (AE)                      7,500               186
Norske Skogindustrier ASA                              5,200                17
Novell, Inc. (AE)                                     31,100               327
O2Micro International, Ltd. (AE)                      12,800               287
Overland Storage, Inc. (AE)                              400                 8
PanAmSat Corp. (AE)                                   11,500               248
Park Electrochemical Corp.                             2,100                56
PerkinElmer, Inc.                                      5,900               101
Planar Systems, Inc. (AE)                              1,600                39

28 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Plexus Corp. (AE)                                      3,700                64
PMC - Sierra, Inc. (AE)                                5,500               111
Pomeroy IT Solutions, Inc.                             1,600                24
QAD, Inc. (AE)                                         6,100                75
Quantum Corp. (AE)                                    53,100               166
Quest Software, Inc. (AE)                             22,700               322
RadiSystem Corp. (AE)                                  4,200                71
Remec, Inc. (AE)                                      11,900               100
Reynolds & Reynolds Co. (The) Class A                  5,400               157
RSA Security, Inc. (AE)                                6,700                95
SAFLINK Corp. (AE)                                     4,423                12
Sandisk Corp. (AE)                                    10,054               615
Sanmina-SCI Corp. (AE)                                63,800               804
Scientific-Atlanta, Inc.                               8,000               218
Seachange International, Inc. (AE)                     5,100                79
Semtech Corp. (AE)                                    15,553               354
Serena Software, Inc. (AE)                            10,600               195
Sigma Designs, Inc. (AE)                               3,300                25
Silicon Laboratories, Inc. (AE)                        5,400               233
Silicon Storage Technology, Inc. (AE)                 47,980               528
Skyworks Solutions, Inc.                              14,600               127
SonicWALL, Inc. (AE)                                  17,180               134
Spectrasite, Inc. (AE)                                 2,100                73
SRA International, Inc. Class A (AE)                     200                 9
SRS Labs, Inc. (AE)                                   16,750               156
Storage Technology Corp. (AE)                          2,300                59
Sybase, Inc. (AE)                                      4,500                93
SYKES Enterprises, Inc. (AE)                           2,200                19
Symbol Technologies, Inc.                             15,200               257
Tellabs, Inc. (AE)                                    28,000               236
TIBCO Software, Inc. (AE)                             26,700               181
Trident MicroSystems, Inc. (AE)                        9,172               160
Triquint Semiconductor, Inc. (AE)                     10,400                74
TTM Technologies, Inc. (AE)                           25,287               427
Ulticom, Inc. (AE)                                     7,667                74
UniSystem Corp.                                       16,300               242
UNOVA, Inc. (AE)                                      19,800               454
Utstarcom, Inc. (AE)                                   5,700               211
Valueclick, Inc. (AE)                                 18,630               169
Verso Technologies, Inc. (AE)                         36,983               118
Viasat, Inc. (AE)                                      1,100                21
Vitesse Semiconductor Corp. (AE)                      23,624               139
Wavecom Sa - ADR (AE)                                  8,200               112
Western Digital Corp. (AE)                            10,800               127
Zoran Corp. (AE)                                       5,900               103
                                                               ---------------
                                                                        29,431
                                                               ---------------
Utilities - 4.1%
AES Corp. (The)                                       36,100               341
AGL Resources, Inc.                                    8,200               239
Allegheny Energy, Inc.                                 3,000                38
Allete, Inc.                                           6,400               196
Avista Corp.                                           9,900               179
Cascade Natural Gas Corp.                             10,600               224
CenturyTel, Inc.                                       4,600               150
Cincinnati Bell, Inc.                                 30,900               156
CMS Energy Corp.                                      10,900                93
Dobson Communications Corp. Class A (AE)              19,500               128
Empire District Electric Co. (The)                     1,600                35
Energen Corp.                                         11,000               451
General Communication Class A (AE)                     2,700                23
IDT Corp. (AE)                                        12,400               275
KeySpan Corp.                                          8,800               324
Laclede Group, Inc. (The)                              1,000                29
New Jersey Resources Corp.                             2,100                81
Nextel Partners, Inc. Class A (AE)                    22,400               301
Northeast Utilities                                   35,700               720
Northwest Natural Gas Co.                              1,700                52
NSTAR                                                  4,700               228
OGE Energy Corp.                                       8,700               210
Oneok, Inc.                                            1,500                33
Pinnacle West Capital Corp.                            2,800               112
Primus Telecommunications GP (AE)                     18,400               187
PTEK Holdings, Inc. (AE)                              41,087               362
Questar Corp.                                          7,100               250
SEMCO Energy, Inc.                                     3,400                17
South Jersey Industries, Inc.                          1,100                45
Southwest Gas Corp.                                    3,100                70
Southwestern Energy Co.                                1,000                24
Talk America Holdings, Inc. (AE)                       4,600                53
Telephone & Data Systems, Inc.                         7,100               444
Time Warner Telecom, Inc. Class A (AE)                11,700               119
UGI Corp.                                              6,500               220
US Cellular Corp. (AE)                                 9,200               327
Western Wireless Corp. Class A (AE)                    3,600                66
WGL Holdings, Inc.                                     2,800                78
WPS Resources Corp.                                      100                 5
                                                               ---------------
                                                                         6,885
                                                               ---------------
Total Common Stocks
(cost $129,544)                                                        156,989
                                                               ---------------

                                                       Aggressive Equity Fund 29

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)
                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Short-Term Investments - 6.2%
Frank Russell Investment Company
   Money Market Fund                               9,683,000             9,683
United States Treasury Bill (y)(s)
   0.880% due 03/11/04                                   700               699
                                                               ---------------
Total Short-Term Investments
(cost $10,382)                                                          10,382
                                                               ---------------
Total Investments - 100.6%
(identified cost $139,926)                                             167,371
Other Assets and Liabilities,
Net - (0.6%)                                                              (986)
                                                               ---------------
Net Assets - 100.0%                                                    166,385
                                                               ===============

                                                                 Unrealized
                                                Notional        Appreciation
Futures Contracts                                Amount        (Depreciation)
(Number of Contracts)                              $                  $
------------------------------------------------------------------------------
Long Positions
Russell 2000 E-Mini Index
   expiration date 03/04 (56)                          3,120               128
Russell 2000 Index
   expiration date 03/04 (15)                          4,179               132
S&P 500 E-Mini Index
   expiration date 03/04 (16)                            888                28
S&P 500 Index
   expiration date 03/04 (7)                           1,944                45
                                                               ---------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                               333
                                                               ===============

See accompanying notes which are an integral part of the financial statements.

30 Aggressive Equity Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

[GRAPH APPEARS HERE]

Non-U.S. Fund
--------------------------------------
Periods Ended     Growth of     Total
  12/31/03         $10,000      Return
-------------     ---------     ------
1 Year            $  13,878      38.78%
5 Years           $  10,478       0.94%Section
Inception         $  11,871       2.48%Section

MSCI EAFE
--------------------------------------
Periods Ended     Growth of     Total
  12/31/03         $10,000      Return
-------------     ---------     ------
1 Year            $  13,917      39.17%
5 Years           $  10,130       0.26%Section
Inception         $  12,441       3.17%Section

32 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Please state the Fund's Objective.
The Fund seeks to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies and securities issued by non-US governments.

On October 3, 2003, shareholders voted to change the investment objective of the Fund to: The Fund seeks to provide long-term capital growth. This change will be effective on March 1, 2004.

Describe the Fund's performance for the 12 months ending December 31st and how it performed relative to its benchmark.
For the fiscal year ended December 31, 2003, the Non-U.S. Fund gained 38.78%. This compared to its benchmark the MSCI EAFE Index, which gained 39.17%. The Fund's performance is net of operating expenses of 1.16%. Index returns do not reflect deduction of fees, expenses, or taxes.

Describe the Fund's main performance drivers over the past 12 months including a discussion of investment styles and money managers.
The Fund's results were largely driven by the strong market recovery that began in March 2003. The Fund's value managers, The Boston Company and AQR were most effective in capturing the recovery in stock valuations as market trends started to reflect an inflection point in investors' sentiment from extreme pessimism to moderate optimism.

In contrast, the Fund's growth-oriented managers' results generally lagged the MSCI EAFE benchmark. Their efforts to find growth were frustrated by a lack of sustained positive earnings trends. There was scarcity of sustained trends in earnings and/or price appreciation during much of the period.

AQR performed very well during the period. AQR was helped by the valuation bias in its process that helped it participate in the strong performance of value sectors.

Please describe how the Fund and its money managers reacted to the market environment during the period and how the Fund is positioned to meet its long-term objectives.
Generally speaking, the Fund's managers' portfolios were positioned in anticipation of economic recovery. While the managers all incrementally added to stocks and sectors likely to benefit from economic recovery, both cyclical and growth cyclical, they varied by their emphases on value, growth, or momentum. For most of the period, value-driven approaches fared much better than their growth counterparts. The Fund's value managers outperformed by exploiting many oversold opportunities as investors were extremely punitive of stocks falling short of earnings expectations. They also benefited from their avoidance of high-priced stocks with strong earnings forecasts, which were aggressively sold off based on disappointing news. Their focus on valuation also had the beneficial byproduct of generally leading them to small and medium capitalization stocks which materially outperformed larger capitalization stocks.

In contrast, the Fund's growth managers generally attempted to increase exposure in areas of the market perceived as improving. This proved mostly ineffective given an absence of sustained momentum in the market. Much of the strongest earnings results during the year were attributable to one-time gains from restructuring.

What changes were made to the Fund's structure or to the money manager line-up? No changes were made to the Fund's structure or its money manager line-up during the year.

Please explain what contributed most and least to the Fund's performance during the last 12 months.
The Fund's value managers were the most effective over the 12 months ended December 31. Value disciplines were effective at avoiding the market's downward spiral through March 2003, but also proved effective at tapping into opportunities in oversold areas of the market that later benefited from both economic recovery and improving investor sentiment.

Effective security selection was a positive contributor to the Fund's performance. The Fund's benchmark-relative overweight positions in many strong performers, including NOK Corporation, Deutsche Post, and Sun Hung Kai Properties provided solid gains to the Fund. The Fund's benchmark-relative underweight positions in Sony, BP, Royal Dutch, and Nokia were also significant contributors.

The Fund's money managers' investments in Japan during the period were particularly effective in capturing a strong recovery in Japanese share prices beginning in late April, but gave back late in the year on profit taking. An underweight to the United Kingdom also contributed. While limited by specified guidelines, the Fund's exposure to emerging markets was another source of positive performance from country allocation decisions. Emerging markets performed very well over this period with the MSCI Emerging Markets Free Index up 56.28%.

Sector positioning had a slight negative impact on the Fund's results. The Fund was, on average, underweight financials, which had a strong year end rally.

What was the investment environment like for stock selection? How did the Fund fare in this environment?
It was a very challenging market environment from a stock selection perspective. Leadership changed significantly during the period. A three-year bear market reached its lowest point in March 2003. The ensuing period was marked by a strong market rally.

                                                                Non-U.S. Fund 33

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Value based selection disciplines generally yielded favorable results. However, growth-oriented approaches struggled with the absence of sustained momentum and the dearth of strong growth in corporate operating income. Rotation in sector leadership during the period proved challenging for the Fund's growth money managers. Strong currencies also complicated assessments of future earnings growth. The strong Euro, in particular, was a clear threat to future earnings growth of European companies.

Given the difficult investment environment for active management, the Fund's strategy of combining a diversified mix of investment processes fared reasonably well. Fund results were ahead of peer group results. Few trends in stock prices proved persistent.

The Fund benefited from a number of structural factors. Its modest emphasis towards medium capitalization stocks proved critical given performance trends favoring smaller companies. Diversification by investment style also helped moderate the impact of growth-driven strategies on performance early in the period while facilitating participation in a growth-led rally during the year.

Money Managers                               Styles

AQR Capital Management, LLC                  Value
Fidelity Management & Research Co.           Growth
Oechsle International Advisors, LLC          Growth
The Boston Company Asset Management, LLC     Value


----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

**       Morgan Stanley Capital International Europe, Australia, Far East (MSCI
         EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Section  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

34 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Common Stocks - 89.5%
Australia - 3.2%
Alumina, Ltd.                                          1,000                 5
Amcor, Ltd.                                           14,885                93
AMP, Ltd. (AE)                                       118,805               448
Ansell, Ltd.                                             300                 1
Australia & New Zealand Banking
   Group, Ltd.                                        36,963               492
Australian Gas Light Co., Ltd.                         1,200                10
Australian Stock Exchange, Ltd.                        6,800                88
BHP Billiton, Ltd.                                   155,438             1,428
Billabong International, Ltd.                          5,700                31
BlueScope Steel, Ltd.                                 11,000                46
Boral, Ltd.                                            8,500                33
Brambles Industries, Ltd. (AE)                         6,500                26
CFS Gandel Retail Trust                               26,100                26
Coca-Cola Amatil, Ltd.                                 2,600                12
Cochlear, Ltd. (AE)                                    3,000                49
Coles Myer, Ltd.                                       3,200                18
Commonwealth Bank of Australia                         6,200               138
Commonwealth Property Office Fund                     20,300                18
CSL, Ltd. (AE)                                         7,800               105
CSR, Ltd.                                             21,600                30
David Jones, Ltd.                                     12,000                13
Deutsche Office Trust                                 13,900                12
Foster's Group, Ltd.                                   8,400                28
Futuris Corp., Ltd.                                    2,900                 3
General Property Trust                                14,100                32
Iluka Resources, Ltd.                                  2,000                 7
Insurance Australia Group, Ltd.                        5,900                19
James Hardie Industries NV                               300                 2
Leighton Holdings, Ltd.                                  300                 3
Lend Lease Corp., Ltd.                                13,500               102
Macquarie Bank, Ltd.                                   5,500               147
Macquarie Infrastructure Group                         7,500                19
National Australia Bank, Ltd.                         38,627               872
News Corp., Ltd.                                      42,304               382
OneSteel, Ltd.                                        19,400                30
Orica, Ltd.                                            3,100                33
Origin Energy, Ltd.                                    6,200                22
PaperlinX, Ltd.                                        5,100                19
Promina Group, Ltd.                                   15,412                38
Publishing & Broadcasting, Ltd.                        8,103                76
Qantas Airways, Ltd.                                  31,133                77
QBE Insurance Group, Ltd.                             29,181               233
Rinker Group, Ltd.                                    35,437               175
Rio Tinto, Ltd.                                        2,674                75
Santos, Ltd.                                          88,800               460
Sons of Gwalia, Ltd. (AE)                                300                 1
Stockland Trust Group                                  7,600                30
Suncorp-Metway, Ltd.                                   1,400                13
Tabcorp Holdings, Ltd.                                   600                 5
Telstra Corp., Ltd.                                   26,200                95
Wesfarmers, Ltd.                                       1,300                26
Westfield Holdings, Ltd.                               3,800                40
Westfield Trust                                       10,200                27
Westpac Banking Corp.                                 23,962               289
WMC Resources, Ltd. (AE)                               4,700                20
Woolworths, Ltd.                                      10,900                97
                                                               ---------------
                                                                         6,619
                                                               ---------------
Belgium - 1.3%
AGFA-Gevaert NV                                        6,890               196
Colruyt SA                                             1,700               164
Delhaize Group                                           900                46
Dexia                                                 41,910               722
Electrabel                                                91                29
Fortis                                                69,196             1,393
KBC Bancassurance Holding                              1,000                47
Solvay SA                                                600                52
                                                               ---------------
                                                                         2,649
                                                               ---------------
Brazil - 0.1%
Petroleo Brasileiro SA - ADR                           8,320               243
                                                               ---------------
Denmark - 0.6%
AP Moller - Maersk A/S (AE)                               15               103
Coloplast A/S Class B                                    100                 9
D/S Svendborg Class B (AE)                                 1                 7
Danisco A/S                                              200                 9
Danske Bank A/S                                       23,990               563
DSV DE Sammenslut Vogn A/S (AE)                          100                 4
FLS Industries A/S Class B (AE)                        1,000                12
GN Store Nord (AE)                                     3,000                19
ISS A/S                                                8,200               404
Novo-Nordisk A/S Class B                               3,684               150
TDC A/S                                                  500                18
                                                               ---------------
                                                                         1,298
                                                               ---------------
Finland - 1.1%
Elisa Oyj Class S (AE)                                 1,700                23
Fortum Oyj                                            24,500               253
Nokia OYJ                                             31,620               547
Nokia OYJ - ADR                                       21,708               369
Sampo Oyj Class A                                     67,209               695
Stora Enso Oyj                                         2,900                39
UPM-Kymmene Oyj                                       19,900               380
                                                               ---------------
                                                                         2,306
                                                               ---------------

                                                                Non-U.S. Fund 35

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
France - 9.1%
Accor                                                 12,248               555
Air France                                             2,800                43
Air Liquide                                               82                14
Alcatel SA (AE)                                       25,800               332
Altran Technologies SA (AE)                            2,900                37
Aventis SA                                            33,806             2,235
AXA                                                   49,629             1,062
BNP Paribas                                           20,384             1,284
Caisse Nationale du Credit Agricole (AE)              13,963               333
Cap Gemini SA (AE)                                     4,370               194
Carrefour SA                                          14,842               815
Casino Guichard Perrachon SA                             600                58
Christian Dior SA                                      3,700               224
Cie de Saint-Gobain                                    5,200               255
CNP Assurances                                         4,110               214
France Telecom (AE)                                   29,713               849
Groupe Danone                                            806               132
Klepierre (AE)                                           100                 6
Lafarge SA                                            11,823             1,053
Lagardere S.C.A                                          500                29
L'Oreal SA                                             4,873               400
Michelin (C.G.D.E.) Class B                            9,773               448
Orange SA                                              8,161               446
Pernod-Ricard                                          1,200               133
Peugeot SA                                             4,000               204
Pinault-Printemps-Redoute                              3,668               355
Renault SA                                               100                 7
Rhodia SA (AE)                                        20,414                91
Sanofi-Synthelabo SA                                     300                23
Schneider Electric SA                                  4,690               307
Societe Assurances Generales de France                 5,874               319
Societe BIC SA (AE)                                      300                14
Societe Generale                                       1,100                97
Suez SA                                               22,826               459
Thomson                                               31,000               660
Total SA                                              16,240             3,020
Total SA - ADR                                        10,016               927
Unibail (AE)                                             400                38
Valeo SA                                               6,977               279
Vivendi Universal SA                                  32,400               788
                                                               ---------------
                                                                        18,739
                                                               ---------------
Germany - 6.8%
Adidas-Salomon AG                                      6,710               764
Allianz AG                                            13,565             1,712
Altana AG                                              2,200               132
BASF AG                                                2,900               163
Bayer AG                                               2,200                64
Bayerische Hypo-und Vereinsbank AG (AE)               22,658               524
Bayerische Motoren Werke AG (AE)                      17,554               814
Celesio AG                                             1,500                73
Continental AG                                         2,600                99
DaimlerChrysler AG                                     3,300               154
Deutsche Bank AG                                      19,336             1,602
Deutsche Genossenschafts-Hypothekenbank
   (AE)                                                3,800               213
Deutsche Lufthansa AG                                 22,023               368
Deutsche Post AG                                      41,090               847
Deutsche Telekom AG (AE)                              42,700               782
E.ON AG                                               14,069               918
Infineon Technologies AG (AE)                          4,600                64
KarstadtQuelle AG                                     14,600               361
Linde AG                                                 900                48
MAN AG (AE)                                            4,600               140
Merck KGaA                                             3,300               137
Metro AG                                               9,246               408
Muenchener Rueckversicherungs AG                       4,084               495
Puma AG Rudolf Dassler Sport (AE)                        533                94
SAP AG (AE)                                              143                24
Schering AG                                            9,463               479
Siemens AG                                            13,639             1,092
Volkswagen AG                                         26,826             1,494
                                                               ---------------
                                                                        14,065
                                                               ---------------
Greece - 0.5%
EFG Eurobank Ergasias SA (AE)                          8,600               167
Hellenic Telecommunications
   Organization SA                                    43,952               582
OPAP SA (AE)                                          11,000               159
                                                               ---------------
                                                                           908
                                                               ---------------
Hong Kong - 1.7%
Bank of East Asia                                     58,211               178
BOC Hong Kong Holdings, Ltd.                          11,500                22
Cathay Pacific Airways, Ltd.                           6,000                11
Cheung Kong Holdings, Ltd.                            43,000               341
Cheung Kong Infrastructure Holdings, Ltd.              5,000                11
China Mobile Hong Kong, Ltd.                         101,000               310
CLP Holdings, Ltd.                                    12,000                57
Esprit Holdings, Ltd.                                 23,000                76
Hang Lung Properties, Ltd.                             6,000                 8
Hang Seng Bank, Ltd.                                   3,700                49
Henderson Land Development                             2,000                 9

36 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Hong Kong & China Gas                                 23,000                35
Hong Kong Exchanges and Clearing,
   Ltd. (AE)                                          14,000                30
HongKong Electric Holdings                             9,000                36
Hopewell Holdings                                     10,000                15
Hutchison Whampoa, Ltd.                               71,000               521
Hysan Development Co., Ltd.                            1,000                 2
Li & Fung, Ltd.                                       80,000               137
MTR Corp.                                            167,695               221
New World Development, Ltd.                            6,000                 5
PCCW, Ltd. (AE)                                        2,000                 1
Shangri-La Asia, Ltd.                                  6,000                 6
Sun Hung Kai Properties, Ltd.                         95,800               790
Swire Pacific, Ltd. Class A                           76,300               470
Techtronic Industries Co. (AE)                        10,000                28
Wharf Holdings, Ltd.                                  48,000               133
Yue Yuen Industrial Holdings (AE)                      5,000                14
                                                               ---------------
                                                                         3,516
                                                               ---------------
Ireland - 0.6%
Bank of Ireland                                       61,688               840
CRH PLC                                               16,100               330
                                                               ---------------
                                                                         1,170
                                                               ---------------
Italy - 4.2%
Arnoldo Mondadori Editore SpA                          5,800                52
Autostrade SpA (AE)                                   24,900               437
Banca Intesa SpA                                     391,388             1,530
Banca Popolare di Milano SCRL                          8,500                56
Banche Popolari Unite Scrl (AE)                       10,303               187
Banco Popolare di Verona e Novara Scrl                27,270               462
Benetton Group SpA                                     3,300                38
Enel SpA                                              17,000               116
ENI-Ente Nazionale Idrocarburi SpA                    95,334             1,799
Fiat SPA (AE)                                         58,477               448
Finmeccanica SpA                                     676,340               530
Gruppo Editoriale L'Espresso SpA                      10,200                64
Italcementi SpA                                        9,700               121
Mediaset SpA                                          93,094             1,106
Parmalat Finanziaria SpA (Y)                          12,500                 2
Riunione Adriatica di Sicurta SpA                     22,562               384
Sanpaolo IMI SpA                                       7,505                98
Telecom Italia (AE)                                   56,600               168
Telecom Italia SpA (AE)                              246,549               502
Tiscali SpA (AE)                                       2,100                15
UniCredito Italiano SpA                               98,800               533
                                                               ---------------
                                                                         8,648
                                                               ---------------
Japan - 20.5%
77 Bank, Ltd. (The)                                   69,000               389
Acom Co., Ltd.                                           430                20
Aeon Co., Ltd.                                         2,100                70
Aiful Corp.                                            8,300               607
Ajinomoto Co., Inc.                                    9,000               104
Alps Electric Co., Ltd.                                5,000                73
Amano Corp.                                            2,000                15
Aoyama Trading Co., Ltd.                                 300                 6
Asahi Glass Co., Ltd.                                  8,000                66
Autobacs Seven Co., Ltd.                                 700                16
Bank of Yokohama, Ltd. (The)                           1,000                 5
Benesse Corp.                                            900                22
Bridgestone Corp.                                     41,000               551
Brother Industries, Ltd.                               3,000                28
Canon, Inc.                                           31,000             1,443
Central Glass Co., Ltd.                                4,000                25
Central Japan Railway Co.                                  7                60
Chubu Electric Power Co., Inc.                         3,800                79
Citizen Watch Co., Ltd.                               22,000               202
Credit Saison Co., Ltd.                               41,900               946
Dai Nippon Printing Co., Ltd.                          4,000                56
Daicel Chemical Industries, Ltd.                      16,000                66
Daikin Industries, Ltd.                                5,000               115
Daimaru, Inc.                                          7,000                39
Dainippon Ink and Chemicals, Inc.                      2,000                 4
Dainippon Screen Manufacturing Co.,
   Ltd. (AE)                                          10,000                68
Daito Trust Construction Co., Ltd.                     5,200               154
Daiwa House Industriesustry Co., Ltd. (AE)             1,000                11
Daiwa Securities Group, Inc.                           8,000                54
Denki Kagaku Kogyo K K                                23,000                74
Denso Corp.                                           19,000               374
Dentsu, Inc.                                              61               307
Dowa Mining Co., Ltd.                                 23,000               124
East Japan Railway Co.                                    41               193
Eisai Co., Ltd.                                       21,700               585
FamilyMart Co., Ltd.                                   1,100                25
Fast Retailing Co., Ltd.                               5,600               340
Fuji Electric Holdings Co., Ltd.                      18,000                39
Fuji Heavy Industries, Ltd.                           64,900               315
Fuji Machine Manufacturing Co., Ltd.                   8,300               105
Fuji Photo Film Co., Ltd.                             25,000               807
Fuji Soft ABC, Inc.                                      200                 6
Fujikura, Ltd.                                         7,000                41
Fujitsu Support and Service, Inc.                      1,200                20
Fujitsu, Ltd. (AE)                                     1,000                 6
Funai Electric Co., Ltd.                               2,400               329

                                                                Non-U.S. Fund 37

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Gunze, Ltd.                                            2,000                 9
Hankyu Department Stores                               3,000                20
Hitachi Cable, Ltd.                                   10,000                38
Hitachi Chemical Co., Ltd.                             8,000               134
Hitachi Construction Machinery Co., Ltd.               2,000                30
Hitachi Zosen Corp. (AE)                               3,500                 7
Hitachi, Ltd.                                          9,000                54
Hokkaido Electric Power Co., Inc.                      1,400                23
Hokuriku Electric Power Co.                            1,400                23
Honda Motor Co., Ltd.                                 35,000             1,555
Hoya Corp.                                             2,000               184
Ibiden Co., Ltd.                                       2,100                26
Isetan Co., Ltd.                                       7,100                78
Isuzu Motors, Ltd. (AE)                               14,000                28
Itochu Corp.                                          14,000                46
Itochu Techno-Science Corp.                              800                25
Ito-Yokado Co., Ltd.                                  13,000               409
Jafco Co., Ltd.                                          700                55
Japan Radio Co., Ltd. (AE)                            10,000                49
Japan Retail Fund Investment Corp. (o)                     6                39
Japan Tobacco, Inc.                                        9                66
JFE Holdings, Inc.                                     6,300               172
JGC Corp.                                              1,000                10
JSR Corp.                                              5,000               112
Kaken Pharmaceutical Co., Ltd.                         2,000                10
Kamigumi Co., Ltd. (AE)                                9,000                64
Kaneka Corp.                                           7,000                52
Kansai Electric Power Co., Inc. (The)                  7,200               126
Kao Corp.                                             32,000               651
Kawasaki Heavy Industries, Ltd.                       16,000                20
Kawasaki Kisen Kaisha, Ltd.                           21,000               104
KDDI Corp.                                                61               349
Keyence Corp.                                            500               105
Kobayashi Pharmaceutical Co., Ltd.                       200                 5
Kokuyo Co., Ltd.                                       2,400                26
Konami Corp.                                             300                 9
Konica Minolta Holdings, Inc.                         27,000               363
Koyo Seiko Co., Ltd.                                   8,000                82
Kubota Corp.                                           2,000                 8
Kyocera Corp.                                          2,700               180
Kyushu Electric Power Co., Inc.                        4,400                76
Lawson, Inc.                                          15,100               516
Mabuchi Motor Co., Ltd.                                7,200               554
Makita Corp.                                           5,000                50
Marubeni Corp.                                        22,000                42
Matsumotokiyoshi Co., Ltd.                            10,300               231
Matsumotokiyoshi Co., Ltd.                            10,300               231
Matsushita Electric Industrial Co., Ltd.              76,000             1,051
Meiji Dairies Corp.                                    2,000                 9
Meitec Corp.                                           2,100                81
Millea Holdings, Inc.                                     17               222
Minebea Co., Ltd.                                     83,000               421
Mitsubishi Electric Corp.                              9,000                37
Mitsubishi Estate Co., Ltd.                           32,000               303
Mitsubishi Gas Chemical Co., Inc.                      5,000                17
Mitsubishi Heavy Industries, Ltd.                     24,000                67
Mitsubishi Securities Co., Ltd.                       15,000               163
Mitsubishi Tokyo Financial Group, Inc.                   104               811
Mitsui & Co., Ltd.                                    55,000               443
Mitsui Chemicals, Inc.                                 9,000                52
Mitsui Engineering & Shipbuilding
   Co., Ltd.                                          18,000                30
Mitsui Fudosan Co., Ltd.                               9,000                81
Mitsui OSK Lines, Ltd.                                35,000               171
Mitsui Sumitomo Insurance Co., Ltd.                   10,000                82
Mitsui Trust Holdings, Inc.                            6,000                34
Mitsumi Electric Co., Ltd.                             1,300                14
Mizuho Financial Group, Inc. (AE)                         73               221
Murata Manufacturing Co., Ltd.                        13,300               719
Namco, Ltd.                                            2,200                61
NEC Corp.                                              5,000                37
Nichicon Corp.                                         6,700                68
Nichii Gakkan Co. (AE)                                   550                31
Nichirei Corp.                                         1,000                 3
Nidec Corp.                                              900                86
Nikko Cordial Corp.                                   35,000               195
Nintendo Co., Ltd.                                       500                47
Nippon Electric Glass Co., Ltd. (AE)                   3,000                58
Nippon Express Co., Ltd.                             135,000               637
Nippon Light Metal Co. (AE)                           27,000                64
Nippon Oil Corp.                                       9,000                46
Nippon Sanso Corp.                                     8,000                34
Nippon Shokubai Co., Ltd.                              4,000                30
Nippon Steel Corp.                                    65,000               139
Nippon Telegraph & Telephone Corp.                       137               661
Nippon Yusen Kabushiki Kaisha                          7,000                32
Nishimatsu Construction Co., Ltd.                      4,000                13
Nishimatsuya Chain Co., Ltd.                           2,100                54
Nissan Motor Co., Ltd.                                96,600             1,103
Nisshin Steel Co., Ltd.                               29,000                54
Nitto Denko Corp.                                      5,400               287
NOK Corp.                                              6,000               218
Nomura Holdings, Inc.                                 60,000             1,022
Nomura Research Institute, Ltd. (AE)                     100                10
NTN Corp.                                             24,000               114
NTT DoCoMo, Inc.                                         191               433
OJI Paper Co., Ltd.                                   16,000               103

38 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Olympus Corp.                                          4,000                87
Ono Pharmaceutical Co., Ltd. (AE)                        500                19
ORIX Corp.                                             7,600               628
Pacific Metals Co., Ltd. (AE)                         12,000                72
Pioneer Corp.                                            200                 6
Promise Co., Ltd.                                        100                 4
Resona Holdings, Inc. (AE)                            16,000                20
Ricoh Co., Ltd.                                       37,000               730
Rinnai Corp.                                          18,500               439
Rohm Co., Ltd.                                         3,300               387
Sammy Corp.                                            1,950                48
Sanken Electric Co., Ltd.                              9,000               126
Sankyo Co., Ltd.                                       5,600               143
Sankyo Seiki MFG Co., Ltd. (AE)                        4,000                28
Sanyo Shokai, Ltd.                                     6,000                39
Seino Transportation Co., Ltd.                         8,000                66
Sekisui House, Ltd.                                   28,800               297
SFCG Co., Ltd.                                         4,140               531
Sharp Corp.                                            2,000                32
Shimachu Co., Ltd.                                     8,400               167
Shin-Etsu Chemical Co., Ltd.                          30,700             1,255
Shinko Electric Industries                               300                 7
Shiseido Co., Ltd.                                    31,000               377
Showa Shell Sekiyu KK                                  4,800                39
Skylark Co., Ltd.                                     26,800               443
SMC Corp.                                              1,200               149
Snow Brand Milk Products Co., Ltd. (AE)                1,500                 4
Softbank Corp.                                           100                 3
Sompo Japan Insurance, Inc.                            6,000                49
Sony Corp.                                             3,700               128
Stanley Electric Co., Ltd.                            15,200               294
Sumisho Lease Co., Ltd.                                4,400               140
Sumitomo Bakelite Co., Ltd.                           43,000               280
Sumitomo Chemical Co., Ltd.                           90,100               372
Sumitomo Corp.                                        34,000               253
Sumitomo Electric Industries, Ltd.                    12,000               107
Sumitomo Heavy Industries, Ltd. (AE)                  30,000                68
Sumitomo Mitsui Financial Group, Inc.                    103               549
Sumitomo Osaka Cement Co., Ltd.                       12,000                24
Sumitomo Trust & Banking Co., Ltd. (The)               6,000                35
Suzuken Co., Ltd.                                      1,400                45
Takeda Chemical Industries, Ltd.                      27,100             1,075
Takefuji Corp.                                           440                21
TDK Corp.                                              9,900               713
Terumo Corp.                                           8,500               161
THK Co., Ltd.                                          6,200               126
TIS, Inc.                                              1,600                54
Tohoku Electric Power Co., Inc.                        2,700                45
Tokyo Electric Power Co., Inc. (The)                  15,000               329
Tokyo Electron, Ltd.                                   8,200               623
Tokyo Gas Co., Ltd.                                    2,000                 7
Tokyo Seimitsu Co., Ltd. (AE)                            200                 6
Tokyo Steel Manufacturing Co., Ltd.                    3,300                28
Toppan Printing Co., Ltd.                              7,000                73
Toray Industries, Inc. (AE)                           22,000                92
Toshiba Corp.                                         20,000                76
Tostem Inax Holding Corp.                              1,000                19
Toyo Seikan Kaisha, Ltd.                               3,000                42
Toyoda Gosei Co., Ltd.                                 2,400                69
Toyota Motor Corp.                                    44,600             1,507
Ube Industries, Ltd. (AE)                             10,000                20
UFJ Holdings, Inc.                                       209             1,004
Uni-Charm Corp.                                        2,000                98
Uniden Corp.                                           3,000                55
UNY Co., Ltd.                                          8,000                82
Victor Co. of Japan, Ltd. (AE)                         4,000                33
Vodafone Holdings KK                                       7                19
West Japan Railway Co.                                     8                31
World Co., Ltd.                                          700                22
Yamaha Corp.                                           1,300                26
Yamaha Motor Co., Ltd.                                54,000               589
Yamanouchi Pharmaceutical Co., Ltd.                    1,800                56
                                                               ---------------
                                                                        42,290
                                                               ---------------
Luxembourg - 0.1%
Arcelor                                               15,872               277
                                                               ---------------
Mexico - 0.3%
Coca-Cola Femsa SA de CV - ADR (AE)                   14,600               310
Telefonos de Mexico SA de CV - ADR                    10,150               335
                                                               ---------------
                                                                           645
                                                               ---------------
Netherlands - 4.9%
ABN AMRO Holding NV                                   28,449               666
Aegon NV                                              31,277               463
Akzo Nobel NV                                         17,503               676
Buhrmann NV                                           17,072               149
DSM NV                                                 3,300               162
Euronext NV                                           14,330               363
European Aeronautic Defense and Space Co.             10,600               252
Heineken NV                                           15,594               594
Hunter Douglas NV                                      7,112               333
ING Groep NV                                          42,620               994
KLM-Koninklijke Luchtvaart Mij NV                      2,400                39
Koninklijke Ahold NV (AE)                              6,500                50

                                                                Non-U.S. Fund 39

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Koninklijke Philips Electronics NV                    54,226             1,582
Numico NV (AE)                                        26,500               732
OCE NV                                                 1,800                28
Royal Dutch Petroleum Co.                             22,563             1,190
Royal KPN NV (AE)                                     39,125               302
TPG NV                                                   700                16
Unilever NV                                            6,082               398
Vedior NV                                              8,662               135
VNU NV                                                15,959               504
Wolters Kluwer NV                                     36,536               571
                                                               ---------------
                                                                        10,199
                                                               ---------------
New Zealand - 0.3%
Carter Holt Harvey, Ltd. (AE)                        144,600               178
Telecom Corp. of New Zealand, Ltd.                   120,846               426
                                                               ---------------
                                                                           604
                                                               ---------------
Norway - 0.7%
DNB NOR ASA                                           46,592               311
Norsk Hydro ASA                                        6,900               426
Statoil ASA                                           44,440               499
Telenor ASA (AE)                                      43,000               281
                                                               ---------------
                                                                         1,517
                                                               ---------------
Portugal - 0.7%
Electricidade de Portugal SA                         172,180               454
Portugal Telecom SGPS SA                              87,413               880
                                                               ---------------
                                                                         1,334
                                                               ---------------
Singapore - 1.5%
CapitaLand, Ltd.                                       5,000                 5
City Developments, Ltd. (AE)                          84,000               299
ComfortDelgro Corp., Ltd. (AE)                         8,000                 4
DBS Group Holdings, Ltd.                             130,800             1,132
Fraser and Neave, Ltd. (AE)                            5,000                37
Jardine Cycle & Carriage, Ltd.                         4,000                14
Keppel Corp., Ltd.                                     8,000                29
MobileOne, Ltd.                                      279,000               246
NatSteel, Ltd.                                        12,000                16
Neptune Orient Lines, Ltd. (AE)                       21,000                27
Oversea-Chinese Banking Corp.                         38,000               271
Overseas Union Enterprise, Ltd.                        1,000                 4
SembCorp Marine, Ltd.                                  4,000                 2
Singapore Airlines, Ltd.                               2,000                13
Singapore Exchange, Ltd.                              72,000                72
Singapore Land, Ltd.                                   2,000                 5
Singapore Press Holdings, Ltd.                        31,000               345
Singapore Technologies Engineering,
   Ltd. (AE)                                         120,300               145
Singapore Telecommunications, Ltd.                    20,000                23
United Overseas Bank, Ltd.                            61,000               474
United Overseas Land, Ltd.                             7,000                 8
                                                               ---------------
                                                                         3,171
                                                               ---------------
South Africa - 0.1%
Nedcor, Ltd.                                          27,000               251
                                                               ---------------
South Korea - 0.7%
Korea Electric Power Corp. - ADR                      28,700               298
Nextel, Inc. (AE)                                     11,870               478
POSCO - ADR                                            7,850               267
Samsung Electronics Co., Ltd. - GDR                    1,974               371
                                                               ---------------
                                                                         1,414
                                                               ---------------
Spain - 4.1%
Acerinox SA                                            3,574               169
ACS Actividades Cons y Serv                            9,671               472
Altadis SA                                            37,600             1,067
Antena 3 Television SA (AE)                              539                24
Banco Bilbao Vizcaya Argentaria SA                    54,555               754
Banco Popular Espanol SA                               5,200               310
Banco Santander Central Hispano SA                    77,000               912
Corp Mapfre SA                                        24,130               342
Endesa SA                                             46,302               891
Fomento de Construcciones Y Contratas SA               8,200               302
Iberia Lineas Aereas de Espana                        33,500                96
Industriesra Sistemas SA (AE)                          6,500                83
NH Hoteles SA (AE)                                       900                10
Repsol YPF SA                                         16,700               326
Repsol YPF SA - ADR                                   27,739               542
Sogecable SA (AE)                                      6,700               234
Telefonica SA (AE)                                   129,416             1,900
                                                               ---------------
                                                                         8,434
                                                               ---------------
Sweden - 2.3%
Atlas Copco AB Class                                   2,500                86
Autoliv, Inc.                                          6,101               231
Electrolux AB Series B                                 2,500                55
Hennes & Mauritz AB Class B                           36,219               861
Investor AB Class B                                   42,820               414
Modern Times Group AB Class B (AE)                     1,600                34
Nordea AB                                             15,500               116
OMHEX AB (AE)                                          2,600                32
Sandvik AB                                             2,000                69
Securitas AB Class B                                  22,100               298
Skandia Forsakrings AB (AE)                          106,585               388
Skandinaviska Enskilda Banken AB Class A               2,400                35
Skanska AB Class B                                     2,000                18

40 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Svenska Cellulosa AB Class B                           1,500                61
Svenska Handelsbanken Class A                         21,393               437
Swedish Match AB                                         500                 5
Telefonaktiebolaget LM Ericsson
   Class B (AE)                                      470,556               844
TeliaSonera AB                                        46,611               244
Volvo AB Series A                                      1,700                50
Volvo AB Series B                                     16,721               511
WM-data AB Class B (AE)                               12,000                26
                                                               ---------------
                                                                         4,815
                                                               ---------------
Switzerland - 5.9%
ABB, Ltd. (AE)                                         1,600                 8
Adecco SA                                             17,296             1,112
Barry Callebaut AG                                       283                56
Ciba Specialty Chemicals AG (AE)                         300                23
Clariant AG (AE)                                      26,337               389
Compagnie Financiere Richemont AG Class A             26,191               629
Credit Suisse Group                                   51,051             1,868
Georg Fischer AG (AE)                                     41                 8
Givaudan                                                 217               113
Nestle SA                                              6,133             1,532
Novartis AG Class G                                   51,916             2,358
PubliGroupe SA (AE)                                       25                 7
Roche Holding AG                                      13,001             1,311
Sulzer AG                                                408               110
Swatch Group AG Class B (AE)                             300                36
Swiss Life Holding (AE)                                1,750               321
Swiss Reinsurance                                      2,200               149
Synthes-Stratec, Inc.                                    274               271
UBS AG                                                17,960             1,230
Valora Holding AG                                        118                29
Zurich Financial Services AG (AE)                      4,171               600
                                                               ---------------
                                                                        12,160
                                                               ---------------
Taiwan - 0.2%
United Microelectronics Corp. - ADR (AE)              59,576               295
                                                               ---------------
United Kingdom - 18.0%
3i Group PLC                                          70,880               784
Abbey National PLC                                     8,500                81
Alliance & Leicester PLC                               4,400                70
Allied Domecq PLC                                    122,650               946
Amvescap PLC                                           1,700                12
Anglo American PLC                                    20,500               443
ARM Holdings PLC (AE)                                  2,700                 6
Associated British Foods PLC                           8,900                93
AstraZeneca PLC                                       10,100               492
AstraZeneca PLC                                        5,700               273
Avis Europe PLC                                       91,691               156
Aviva PLC                                             15,900               140
AWG PLC (AE)                                       1,917,600               134
BAA PLC                                               38,700               344
BAE Systems PLC                                      268,030               807
Barclays PLC                                         158,508             1,414
Barratt Developments PLC                              12,800               124
BG Group PLC                                         100,800               517
BHP Billiton PLC                                      29,600               259
BOC Group PLC                                         39,681               606
Boots Group PLC                                       37,800               468
BP PLC                                               241,000             1,955
Bradford & Bingley PLC                                20,800               114
Brambles Industries PLC                               31,000               113
British Airways PLC (AE)                              13,900                58
British American Tobacco PLC                           7,800               108
British Land Co. PLC                                  15,600               163
British Sky Broadcasting PLC (AE)                     23,450               295
BT Group PLC                                         195,000               657
Bunzl PLC                                             67,035               512
Cadbury Schweppes PLC                                105,887               778
Canary Wharf Group PLC (AE)                              300                 1
Centrica PLC                                         120,700               456
Colt Telecom Group PLC (AE)                            2,900                 5
Compass Group PLC                                      8,100                55
Corus Group PLC (AE)                                  78,908                42
Davis Service Group PLC                                3,900                26
De La Rue PLC                                          1,300                 6
Diageo PLC                                            30,412               400
Dixons Group PLC                                       3,300                 8
EMI Group PLC                                         24,000                68
Firstgroup PLC                                         4,100                20
Galen Holdings PLC                                     2,800                36
GKN PLC                                              138,950               664
GlaxoSmithKline PLC (AE)                             112,078             2,569
Granada PLC                                            1,500                 3
HBOS PLC                                              14,200               184
HHG PLC (AE)                                          75,883                55
HSBC Holdings PLC                                    171,405             2,696
Imperial Chemical Industries PLC                      10,700                38
Inchcape PLC (AE)                                      2,000                47
InterContinental Hotels Group PLC                     52,306               495
International Power PLC (AE)                          47,500               105
InvenSystem PLC (AE)                                  45,200                15
J Sainsbury PLC                                      100,524               563
Johnston Press PLC                                       700                 6
Kelda Group PLC                                       18,200               153
Kesa Electricals PLC                                  61,332               282

                                                                Non-U.S. Fund 41

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Kingfisher PLC                                       143,618               716
Land Securities Group PLC                              1,100                20
Lloyds TSB Group PLC                                  63,200               507
LogicaCMG PLC (AE)                                    11,600                53
Man Group PLC                                         15,160               396
Marks & Spencer Group PLC                            161,125               834
Mitchells & Butlers PLC                                5,858                24
mmO2 PLC (AE)                                         92,000               127
MyTravel Group PLC (AE)                               85,300                17
Northern Foods PLC                                    29,500                76
Old Mutual PLC                                        83,900               138
Pearson PLC                                              600                 7
Pennon Group PLC                                       6,100                74
Prudential PLC                                        52,500               444
Reckitt Benckiser PLC (AE)                               100                 2
Reed Elsevier PLC                                     22,980               192
Reuters Group PLC                                     19,700                83
Rexam PLC                                             44,791               343
Rio Tinto PLC                                         23,924               661
Rolls-Royce Group PLC                                 32,100               102
Royal & Sun Alliance Insurance Group                  66,400               105
Royal Bank of Scotland Group PLC                      39,100             1,152
SABMiller PLC                                          1,800                19
Safeway PLC                                           16,900                86
Scottish & Southern Energy PLC                        56,305               678
Scottish Power PLC                                    21,300               142
Severn Trent PLC                                       3,300                44
Shell Transport & Trading Co. PLC                    381,870             2,841
SSL International PLC (AE)                             1,000                 6
Stagecoach Group PLC                                  61,800                87
Standard Chartered PLC                                30,000               495
Tate & Lyle PLC                                       22,600               126
Taylor Woodrow PLC                                    15,300                73
Tesco PLC                                              1,700                 8
Trinity Mirror PLC                                    12,000               121
Unilever PLC                                          36,900               344
United Business Media PLC                             41,261               362
United Utilities PLC                                  14,300               127
Vodafone Group PLC                                 1,427,557             3,540
Whitbread PLC                                          4,800                62
Wimpey George PLC                                     14,700                98
Yell Group PLC (AE)                                    4,000                22
                                                               ---------------
                                                                        37,274
                                                               ---------------
United States - 0.0%
Berkeley Group PLC                                       700                11
                                                               ---------------
Total Common Stocks
(cost $150,644)                                                        184,852
                                                               ---------------

                                                 Notional
                                                  Amount
                                                    $
                                             ---------------
Options Purchased - 0.5%
(Number of Contracts)
Belgium - 0.4%
Bel20 Index Futures
   Jan 2004 2,170.42 (EUR) Call (53)                   2,902               767
                                                               ---------------
Switzerland - 0.1%
Swiss Market Index Futures
   Mar 2003 5,383.02 (EUR) Call (48)                   2,089               228
                                                               ---------------
Total Options Purchased
(cost $848)                                                                995
                                                               ---------------

                                                Principal
                                                Amount ($)
                                                or Shares
                                             ---------------
Preferred Stocks - 0.6%
Australia - 0.0%
News Corp., Ltd.                                      12,100                91
                                                               ---------------
Brazil - 0.1%
Telecomunicacoes Brasileiras SA - ADR                  5,500               186
                                                               ---------------
Germany - 0.5%
Fresenius AG (AE)                                      3,200               224
Fresenius Medical Care AG (AE)                         2,000               101
Hugo Boss AG                                           3,850                77
ProSieben SAT.1 Media AG                              14,400               241
Wella AG                                               4,380               388
                                                               ---------------
                                                                         1,031
                                                               ---------------
Total Preferred Stocks
(cost $888)                                                              1,308
                                                               ---------------

42 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Short-Term Investments - 8.9%
United States - 8.9%
Frank Russell Investment Company
   Money Market Fund                              15,037,000            15,037
United States Treasury Bill (y)(s)
   0.930% due 02/26/04 (c)                             1,300             1,298
   0.900% due 03/04/04                                   500               499
   0.890% due 03/11/04                                 1,500             1,497
                                                               ---------------
Total Short-Term Investments
(cost $18,331)                                                          18,331
                                                               ---------------
Total Investments - 99.5%
(identified cost $170,711)                                             205,486
Other Assets and Liabilities
Net - 0.5%                                                               1,133
                                                               ---------------
Net Assets - 100.0%                                                    206,619
                                                               ===============

                                                                  Unrealized
                                                 Notional        Appreciation
Futures Contracts                                 Amount        (Depreciation)
(Number of Contracts)                               $                 $
------------------------------------------------------------------------------
Long Positions
AEX Index (Germany)
   expiration date 01/04 (12)                          1,022                17
CAC-40 Index (France)
   expiration date 01/04 (10)                            449                 3
   expiration date 03/04 (32)                          1,442                45
DAX Index (Germany)
   expiration date 03/04 (10)                          1,260                27
DJ STOXX 50 Index (EMU)
   expiration date 03/04 (92)                          3,202               161
FTSE-100 Index (UK)
   expiration date 03/04 (47)                          3,758                77
Hang Seng Index (Hong Kong)
   expiration date 01/04 (35)                          2,848                32
IBEX Plus Index (Spain)
   expiration date 01/04 (3)                             291                 4
MIB-30 (Italy)
   expiration date 03/04 (6)                           1,014               (23)
TOPIX Index (Japan)
   expiration date 12/03 (77)                          7,516                 8
Short Positions
CAC-40 Index (France)
   expiration date 01/04 (51)                          2,289               (20)
FTSE-100 Index (UK)
   expiration date 03/04 (13)                          1,035               (37)
SPI 200 Index (Australia)
   expiration date 03/04 (22)                          1,366               (27)
                                                               ---------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                               267
                                                               ===============

  See accompanying notes which are an integral part of the financial statements.

                                                                Non-U.S. Fund 43

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands

                                                 Notional           Market
Options Written                                   Amount            Value
(Number of Contracts)                               $                 $
------------------------------------------------------------------------------
Luxembourg
Bel20 Index Futures
   Jan 2004 2,170.42 (EUR) Put (53)                    2,902              (668)
Switzerland
Swiss Market Index Futures
   Mar 2003 5,383.02 (EUR) Put (48)                    2,089              (194)
                                                               ---------------
Total Liability for Options Written
   (premiums received $846)                                               (862)
                                                               ===============

                                                    % of            Market
Industry Diversification                            Net             Value
(Unaudited)                                        Assets             $
------------------------------------------------------------------------------
Auto and Transportation                                  7.3            15,156
Consumer Discretionary                                  11.8            24,383
Consumer Staples                                         5.4            11,134
Financial Services                                      23.0            47,604
Health Care                                              5.8            11,939
Integrated Oils                                          4.5             9,216
Materials and Processing                                 8.8            18,178
Miscellaneous                                            1.6             3,260
Options                                                  0.5               995
Other Energy                                             3.5             7,323
Preferred Stocks                                         0.1               224
Producer Durables                                        5.2            10,757
Technology                                               3.3             6,808
Telecommunication Services                               0.0                 1
Utilities                                                9.8            20,177
Short-Term Investments                                   8.9            18,331
                                             ---------------   ---------------
Total Investments                                       99.5           205,486
Other Assets and Liabilities, Net                        0.5             1,133
                                             ---------------   ---------------
Net Assets                                             100.0           206,619
                                             ===============   ===============

                                                   % of             Market
Geographic Diversification                         Net              Value
(Unaudited)                                       Assets              $
------------------------------------------------------------------------------
Africa                                                   0.1               251
Asia                                                     7.6            15,706
Europe                                                  43.3            89,583
Japan                                                   20.5            42,299
Latin America                                            0.6             1,075
United Kingdom                                          18.0            37,235
Options                                                  0.5               995
Other                                                    0.0                11
Short-Term Investments                                   8.9            18,331
                                             ---------------   ---------------
Total Investments                                       99.5           205,486
Other Assets and Liabilities, Net                        0.5             1,133
                                             ---------------   ---------------
Net Assets                                             100.0           206,619
                                             ===============   ===============

See accompanying notes which are an integral part of the financial statements.

44 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands

Foreign Currency Exchange Contracts

                                              Unrealized
                                             Appreciation
   Amount          Amount      Settlement   (Depreciation)
    Sold           Bought         Date             $
------------   -------------   ----------   --------------
USD       12   AUD        16    01/02/04                --
USD      146   AUD       200    03/17/04                 3
USD      661   AUD       900    03/17/04                11
USD       80   CHF       100    03/17/04                 1
USD       33   DKK       200    03/17/04                 1
USD      156   EUR       124    01/05/04                 1
USD      125   EUR        99    01/06/04                --
USD      372   EUR       300    03/17/04                 5
USD    1,716   EUR     1,400    03/17/04                44
USD    6,132   EUR     5,000    03/17/04               154
USD      229   GBP       129    01/05/04                 1
USD       45   GBP        25    01/06/04                --
USD      263   GBP       150    03/17/04                 3
USD      347   GBP       200    03/17/04                 8
USD    2,772   GBP     1,600    03/17/04                67
USD       26   HKD       200    03/17/04                --
USD       17   JPY     1,806    01/05/04                --
USD      303   JPY    32,434    01/07/04                --
USD      187   JPY    20,000    03/17/04                --
USD    2,608   JPY   280,000    03/17/04                12
USD    3,916   JPY   420,000    03/17/04                14
CHF      173   USD       140    01/05/04                --
CHF    1,900   USD     1,509    03/17/04               (30)
DKK       72   USD        12    01/02/04                --
EUR      302   USD       379    01/05/04                (2)
EUR      134   USD       169    01/06/04                --
EUR      500   USD       613    03/17/04               (16)
JPY      205   USD         2    01/05/04                --
JPY    3,174   USD        30    01/05/04                --
JPY      205   USD         2    01/06/04                --
JPY      207   USD         2    01/07/04                --
JPY   20,000   USD       187    03/17/04                --
NOK      134   USD        20    01/02/04                --
NOK      320   USD        47    01/05/04                (1)
SEK      431   USD        60    01/07/04                --
SEK    2,100   USD       287    03/17/04                (4)
SGD      200   USD       117    03/17/04                (1)
                                            --------------
                                                       271
                                            ==============

  See accompanying notes which are an integral part of the financial statements.

                                                                Non-U.S. Fund 45

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

[GRAPH APPEARS HERE]

Core Bond Fund
--------------------------------------
Periods Ended     Growth of      Total
   12/31/03        $10,000      Return
-------------     ---------     ------
1 Year            $  10,615       6.15%
5 Years           $  13,566       6.29%Section
Inception         $  15,986       6.93%Section

Lehman Brothers Aggregate Bond Index
--------------------------------------
Periods Ended     Growth of      Total
   12/31/03        $10,000      Return
-------------     ---------     ------
1 Year            $  10,410       4.10%
5 Years           $  13,780       6.62%Section
Inception         $  16,423       7.34%Section

46 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Please state the Fund's Objective.
The Fund seeks to maximize total return through capital appreciation and income by assuming a level of volatility consistent with the broad fixed-income market by investing in fixed-income securities.

On October 3, 2003, shareholders voted to change the investment objective of the Fund to: The Fund seeks to provide current income and the preservation of capital. This change will be effective on March 1, 2004.

Describe the Fund's performance for the 12 months ended December 31st and how it performed relative to its benchmark.
For the fiscal year ended December 31, 2003, the Core Bond Fund gained 6.15%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 4.10%. The Fund's performance is net of operating expenses of 0.71%. Index returns do not reflect deduction of fees, expenses, or taxes.

Describe the Fund's main performance drivers over the past 12 months including a discussion of investment styles and money managers.
The biggest contributor to Fund performance was its exposure to riskier fixed income sectors including investment grade corporate, high yield, and emerging market debt. Over the past twelve months, the investment grade corporate bond market, represented by the Lehman US Credit Index, generated a 7.7% return, almost twice the return generated on the overall Lehman Brothers Aggregate Bond Index. The Lehman High Yield Index posted a 29% return for the same period. A slight overweight in the Fund to corporate bonds and a 6% average exposure to high yield securities helped performance relative to the benchmark, as these sectors rebounded from the underperformance in the first three quarters of 2002.

The Fund's money managers also did well in managing risk given the volatility of interest rates and opportunities in the mortgage-backed securities market. The Fund's money managers added value by overweighting mortgage-backed securities early in the year and underweighting them as interest rates rose in the summer of 2003. The swift rise in interest rates hurt mortgage-backed securities in July.

Please describe how the Fund and its money managers reacted to the market environment during the period and how the Fund is positioned to meet its long-term objectives.
With increased fiscal and monetary stimulus created by tax cuts and Federal Reserve lending rates, and a better environment for businesses in general, the Fund's money managers positioned their portfolios to overweight corporate and high yield securities, which benefit from lower financing rates. Yield spreads between corporate bonds and Treasuries were wide as the fiscal year started, due to concerns over corporate governance and the high number of defaults by corporate issuers. This led the money managers to overweight corporate and high yield bonds while underweighting Treasury securities.

Over the year, investors' tolerance for risk increased as evidenced by strong cash flows into equity mutual funds. This helped corporate bonds, and as yields fell relative to Treasuries, the Fund's money managers took profits and reduced positions in corporate bonds. At the same time, as interest rates rose in July 2003, the Fund's money managers found more value in mortgage-backed securities and went from an underweight to a slight overweight position.

The Fund's money managers seek diversification across issuers, sectors, and interest rate strategies. At the end of the year, the Fund was underweight to mortgage-backed securities and investment-grade corporate bonds. Whereas the Fund did have nearly an 7% allocation to high yield securities in the summer of 2003, these positions were reduced as profits were realized, leaving the allocation at fiscal year-end at slightly below 6%.

What changes were made to the Fund's structure or to the money manager line-up? No changes were made to the Fund's structure or its manager line-up during the year.

Please explain what contributed most and least to the Fund's performance during the last 12 months.
PIMCO did well over the fiscal year. PIMCO's performance benefited from its holding of corporate bonds in the utility and telecom sectors. Additionally, PIMCO held 3-5% of its portfolio in emerging market debt securities which performed well over the year.

TimesSquare outperformed the Fund's benchmark, primarily due to its overweight to corporate bonds, its low exposure to high yield and emerging market debt, and security selection that was rewarded within the corporate, high yield, and emerging market debt sectors. TimesSquare also benefited from an underweight to mortgage-backed securities in July when the sector underperformed dramatically due to the sharp rise in interest rates.

What was the investment environment like for bond selection? How did the Fund fare in this environment?
The past fiscal year was favorable to active managers given the wide yield spreads within the corporate and high yield markets and divergent performance among issuer specific bonds. The Fund benefited from a market that rewarded investors who took credit risk at a very "distressed" time as the fiscal year started. Additionally, the Fund's money managers were rewarded for identifying issuer-specific credits that were trading at low dollar prices and whose revenues were sufficient to pay down debt.

                                                               Core Bond Fund 47

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

Money Managers                                Styles

Pacific Investment Management Co., LLC    Sector Rotation
TimesSquare Capital Management, Inc.      Sector Rotation


----------
* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage -Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Section  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

48 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Long-Term Investments - 64.3%
Asset-Backed Securities - 1.4%
American Airlines, Inc.
   7.379% due 05/23/16                                   249               177
Citibank Credit Card Issuance Trust
   Series 2001-A6 Class A6
   5.650% due 06/16/08                                   475               510
Continental Airlines, Inc.
   6.900% due 01/02/17                                   338               283
Fleet Credit Card Master Trust II
   Series 2001-C Class A
   3.860% due 03/15/07                                   375               381
Niagara Mohawk Power Corp.
   7.625% due 10/01/05                                   132               144
Parker Hannifin Employee Stock
   Ownership Trust
   6.340% due 07/15/08                                   269               293
Small Business Administration
   7.449% due 08/01/10                                    69                75
Systems 2001 AT LLC
   7.156% due 12/15/11                                   149               162
                                                               ---------------
                                                                         2,025
                                                               ---------------
Corporate Bonds and Notes - 14.7%
Amerada Hess Corp.
   7.300% due 08/15/31                                   155               160
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                    35                37
American RE Corp.
   Series B
   7.450% due 12/15/26                                   240               267
Arrow Electronics, Inc.
   6.875% due 07/01/13                                    45                48
AT&T Corp.
   8.050% due 11/15/11                                    20                23
   8.750% due 11/15/31                                    40                47
AT&T Wireless Services, Inc.
   8.125% due 05/01/12                                   125               147
Avnet, Inc.
   9.750% due 02/15/08                                    40                47
BAE Systems Holdings, Inc.
   6.400% due 12/15/11                                   380               408
Bank of America Corp.
   7.800% due 02/15/10                                    15                18
BankBoston Corp.
   Series B
   8.250% due 12/15/26                                    80                92
BCI US Funding Trust Step Up Bond
   8.010% due 12/29/49                                   250               287
Boeing Capital Corp.
   6.100% due 03/01/11                                    65                70
Bunge, Ltd. Finance Corp.
   4.375% due 12/15/08                                   150               151
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                    25                27
Campbell Soup Co.
   5.875% due 10/01/08                                    70                77
CenterPoint Energy Houston Electric LLC
   5.700% due 03/15/13                                   100               105
CenterPoint Energy Resources Corp.
   7.875% due 04/01/13                                   150               170
CIT Group, Inc.
   6.500% due 02/07/06                                   120               130
   6.875% due 11/01/09                                    45                51
Citigroup, Inc.
   3.500% due 02/01/08                                   515               517
   7.250% due 10/01/10                                   195               227
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                    35                36
Comcast Cable Communications
   8.375% due 05/01/07                                   195               226
Comcast Corp.
   5.850% due 01/15/10                                    60                64
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                    50                54
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                    65                68
   5.500% due 08/15/13                                    55                57
Detroit Edison Co.
   6.350% due 10/15/32                                    90                95
Devon Financing Corp. ULC
   6.875% due 09/30/11                                    95               108
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                    40                43

                                                               Core Bond Fund 49

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
DPL, Inc.
   8.250% due 03/01/07                                   115               125
Dresdner Funding Trust I
   8.151% due 06/30/31                                   300               342
Duke Capital Corp.
   6.250% due 02/15/13                                    35                37
Duke Energy Field Services LLC
   5.750% due 11/15/06                                    30                32
   6.875% due 02/01/11                                    20                22
El Paso Corp.
   8.050% due 10/15/30                                   900               783
Eli Lilly & Co.
   6.770% due 01/01/36                                   250               285
FedEx Corp. (TRIANGLE)
   7.600% due 07/01/97                                    75                84
Fifth Third Bank Michigan
   7.750% due 08/15/10                                   155               167
First Union Capital I
   Series A
   7.935% due 01/15/27                                    55                63
FirstEnergy Corp.
   Series A
   5.500% due 11/15/06                                    40                41
   Series B
   6.450% due 11/15/11                                   215               223
   Series C
   7.375% due 11/15/31                                   115               118
Ford Motor Co.
   6.375% due 02/01/29                                    70                62
Ford Motor Credit Co.
   6.875% due 02/01/06                                   305               326
   7.375% due 02/01/11                                   380               414
General Electric Co.
   5.000% due 02/01/13                                   325               329
General Motors Acceptance Corp.
   7.250% due 03/02/11                                    55                60
   6.875% due 09/15/11                                   415               447
   7.000% due 02/01/12                                    70                75
Golden West Financial Corp.
   4.125% due 08/15/07                                   110               114
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                   245               278
HCA, Inc.
   5.250% due 11/06/08                                    70                71
   7.500% due 11/06/33                                    40                42
HJ Heinz Co.
   6.375% due 07/15/28                                    20                21
HJ Heinz Finance Co.
   6.750% due 03/15/32                                    65                73
Household Finance Corp.
   4.125% due 12/15/08                                   260               261
   6.375% due 11/27/12                                   125               137
HVB Funding Trust I
   8.741% due 06/30/31                                   200               236
HVB Funding Trust III
   9.000% due 10/22/31                                    95               115
International Lease Finance Corp.
   6.375% due 03/15/09                                   125               138
International Paper Co.
   5.500% due 01/15/14                                   140               141
ITT Industries, Inc.
   7.400% due 11/15/25                                   110               126
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                   120               131
Kellogg Co.
   Series B
   6.600% due 04/01/11                                   360               403
KeySpan Corp.
   7.250% due 11/15/05                                    50                54
   7.625% due 11/15/10                                   150               179
Kraft Foods, Inc.
   5.250% due 06/01/07                                    60                64
   5.625% due 11/01/11                                   160               169
   5.250% due 10/01/13                                   205               207
Kroger Co.
   8.000% due 09/15/29                                    15                18
   7.500% due 04/01/31                                    15                17
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                   145               164
Liberty Media Corp.
   3.500% due 09/25/06                                   500               502
   5.700% due 05/15/13                                    30                30
Lockheed Martin Corp.
   8.200% due 12/01/09                                   500               607
   8.500% due 12/01/29                                   125               164
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                    75                90
Michaels Stores, Inc.
   9.250% due 07/01/09                                   180               199
Midland Funding II
   Series B
   13.250% due 07/23/06                                   45                53
Miller Brewing Co.
   5.500% due 08/15/13                                   130               133
Mizuho Preferred Capital Co. LLC
   8.790% due 12/29/49                                   665               725

50 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Monumental Global Funding II
   3.850% due 03/03/08                                   155               156
Morgan Stanley
   6.750% due 04/15/11                                   180               204
Natexis Ambs Co. LLC
   8.440% due 12/29/49                                   120               141
National Rural Utilities
   Cooperative Finance
   5.750% due 08/28/09                                    70                76
NB Capital Trust IV
   8.250% due 04/15/27                                    90               104
News America Holdings
   7.750% due 12/01/45                                    95               112
   7.900% due 12/01/95                                    90               103
   8.250% due 10/17/96                                    35                41
News America, Inc.
   6.750% due 01/09/38                                    20                22
Nisource Finance Corp.
   7.875% due 11/15/10                                   195               232
Norfolk Southern Corp.
   7.700% due 05/15/17                                    20                24
   7.900% due 05/15/97 (TRIANGLE)                        200               236
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    95               131
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                    20                21
Oncor Electric Delivery Co.
   7.250% due 01/15/33                                    95               108
Progress Energy, Inc.
   7.100% due 03/01/11                                    45                51
   7.000% due 10/30/31                                   120               128
Prudential Funding LLC
   6.600% due 05/15/08                                    80                89
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                    25                25
RBS Capital Trust I (TRIANGLE)
   4.709% due 12/29/49                                   245               234
Safeway, Inc.
   7.250% due 02/01/31                                    25                27
Schuler Homes, Inc.
   9.375% due 07/15/09                                   210               236
Sovereign Bancorp, Inc.
   10.500% due 11/15/06                                  460               544
Sprint Capital Corp.
   6.125% due 11/15/08                                    50                53
   7.625% due 01/30/11                                   600               673
   8.375% due 03/15/12                                    60                70
   6.875% due 11/15/28                                   200               195
   8.750% due 03/15/32                                   105               124
Tele-Communications-TCI Group
   9.800% due 02/01/12                                   140               183
   7.875% due 08/01/13                                   280               331
Tenaska Alabama II Partners, LP
   6.130% due 03/30/23                                   119               123
Tenet Healthcare Corp.
   7.375% due 02/01/13                                    55                55
Time Warner Cos., Inc.
   9.125% due 01/15/13                                    85               108
   8.050% due 01/15/16                                   480               570
Time Warner, Inc.
   6.750% due 04/15/11                                   100               112
Toll Corp.
   8.250% due 12/01/11                                    85                94
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                    80                80
Union Pacific Corp.
   5.750% due 10/15/07                                   270               291
   6.125% due 01/15/12                                   140               152
Union Planters Corp.
   7.750% due 03/01/11                                    50                59
Univision Communications, Inc.
   7.850% due 07/15/11                                   240               285
Verizon Florida, Inc.
   Series F
   6.125% due 01/15/13                                    85                91
Wachovia Corp.
   7.550% due 08/18/05                                    50                55
Wells Fargo & Co.
   4.950% due 10/16/13                                   100               100
Wells Fargo Bank NA
   7.550% due 06/21/10                                    50                59
Weyerhaeuser Co.
   5.250% due 12/15/09                                    70                73
Williams Cos., Inc.
   8.750% due 03/15/32                                   100               113
Wisconsin Central Transport
   6.625% due 04/15/08                                   325               362
Wyeth
   5.500% due 03/15/13                                    35                36
   5.500% due 02/01/14                                   155               157
Zurich Capital Trust I
   8.376% due 06/01/37                                   340               390
                                                               ---------------
                                                                        21,593
                                                               ---------------

                                                               Core Bond Fund 51

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Emerging Markets Debt - 1.8%
Argentina Government International Bond
   11.375% due 01/30/17                                  275                77
Brazilian Government International Bond
   2.000% due 04/15/06                                    80                79
   9.250% due 10/22/10                                    60                65
   11.000% due 01/11/12                                  540               629
   8.000% due 04/15/14                                    62                60
   11.000% due 08/17/40                                  350               385
Brazilian Government International
   Bond (E)
   2.063% due 04/15/09                                    19                18
   2.063% due 04/15/12                                    40                36
Bulgaria Government International
   Bond (E)
   1.938% due 07/28/24                                   160               158
Kyivstar GSM
   12.750% due 11/21/05                                  140               154
Panama Government International Bond
   9.375% due 07/23/12                                   100               114
Peru Government International Bond
   9.125% due 02/21/12                                   200               223
   9.875% due 02/06/15                                   200               232
Russia Government International Bond
   5.000% due 03/31/30                                   370               356
                                                               ---------------
                                                                         2,586
                                                               ---------------
International Debt - 6.5%
Abbey National PLC Step Up Bond (TRIANGLE)
   6.700% due 06/29/49                                   150               166
AXA
   8.600% due 12/15/30                                    85               107
British Sky Broadcasting PLC
   8.200% due 07/15/09                                   230               274
British Telecommunications PLC
   8.375% due 12/15/10                                    90               110
   8.875% due 12/15/30                                    40                52
Conoco Funding Co.
   6.350% due 10/15/11                                   385               432
DBS Capital Funding Corp.
   7.660% due 03/15/49                                   270               311
Deutsche Telekom International Finance BV
   8.500% due 06/15/10                                   150               181
   8.750% due 06/15/30                                   170               217
France Telecom
   8.450% due 03/01/06                                   440               491
   9.000% due 03/01/11                                   820               985
   9.750% due 03/01/31                                    60                80
Inco, Ltd.
   5.700% due 10/15/15                                    90                91
Korea Development Bank
   4.250% due 11/13/07                                    50                51
   5.500% due 11/13/12                                     5                 5
Mexico Government International Bond
   8.375% due 01/14/11                                   100               119
   6.375% due 01/16/13                                   130               135
   8.000% due 09/24/22                                   700               766
   8.300% due 08/15/31                                   145               163
Noranda, Inc.
   6.000% due 10/15/15                                    75                76
Petroleos Mexicanos
   9.500% due 09/15/27                                   110               130
Poland Government International Bond
   4.500% due 10/27/24                                   200               185
Province of Quebec
   7.500% due 07/15/23                                   390               478
PTC International Finance II SA
   11.250% due 12/01/09                                  265               292
Royal Bank of Scotland Group PLC (TRIANGLE)
   Series 1
   9.118% due 03/31/49                                   650               812
Royal KPN NV
   8.000% due 10/01/10                                   300               359
Santander Central Hispano Issuances, Ltd.
   7.625% due 09/14/10                                    20                24
Santander Financial Issuances
   6.800% due 07/15/05                                    45                48
   6.375% due 02/15/11                                   110               122
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                   135               159
Shaw Communications, Inc.
   8.250% due 04/11/10                                   145               165
   7.200% due 12/15/11                                    50                54
Standard Chartered Bank
   8.000% due 05/30/31                                    90               109
Stora Enso Oyj
   7.375% due 05/15/11                                    85                98
Takefuji Corp.
   9.200% due 04/15/11                                    55                61

52 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Telecom Italia Capital
   5.250% due 11/15/13                                   230               230
   6.380% due 11/15/33                                   125               126
TELUS Corp.
   7.500% due 06/01/07                                   185               205
   8.000% due 06/01/11                                   460               538
TPSA Finance BV
   7.750% due 12/10/08                                   255               271
TXU Australia Holdings Partnership, LP
   6.150% due 11/15/13                                   100               102
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                   250               267
                                                               ---------------
                                                                         9,647
                                                               ---------------
Mortgage-Backed Securities - 29.9%
Bear Stearns Adjustable Rate
   Mortgage Trust (E)
   Series 2002-8 Class 3A
   6.164% due 08/25/32                                    22                22
   Series 2003-1 Class 6A1
   5.199% due 04/25/33                                   267               270
   Series 2003-8 Class 4A1
   4.834% due 01/25/34                                   496               499
Chase Mortgage Finance Corp. (E)
   Series 2002-A1 Class 1A1
   6.231% due 12/25/29                                    20                20
Citicorp Mortgage Securities, Inc.
   Series 2001-12 Class M
   6.394% due 08/25/31                                    94                94
CS First Boston Mortgage Securities Corp.
   Series 2001-AR24 Class 3A
   6.176% due 12/25/31                                   158               161
   Series 2002-10 Class 2A1
   7.500% due 05/25/32                                   122               131
   Series 2002-18 Class 1AIO
   7.500% due 06/25/32                                   400                24
   Series 2002-22 Class 1AIO
   8.000% due 07/25/32                                   550                34
Federal Home Loan Mortgage Corp.
   15 Year Gold TBA
   4.50% (DELTA)                                       1,145             1,145
   5.00% (DELTA)                                       1,980             2,017
   6.50% (DELTA)                                         495               522
   30 Year Gold TBA
   4.50% (DELTA)                                         370               351
   5.00% (DELTA)                                       1,675             1,653
   5.50% (DELTA)                                       2,520             2,549
   6.00% (DELTA)                                         165               170
   6.50% (DELTA)                                         145               152
   6.000% due 2016                                       112               117
   5.000% due 2018                                       299               305
   5.000% due 2018                                       155               158
   7.820% due 2030                                         8                 8
   6.500% due 2032                                       144               151
   7.500% due 2032                                       174               187
   6.000% due 2033                                     1,089             1,126
   Series 2000-2266 Class F
   1.570% due 11/15/30                                   120               120
   Series 2002-2504 Class L
   5.500% due 03/15/15                                    21                22
Federal Home Loan Mortgage
   Corp. Structured Pass Through
   Securities
   Series 2003-54 Class 2AIO
   0.249% due 02/25/43                                10,167                87
   Series 2003-54 Class 3AIO
   0.797% due 02/25/43                                 4,149               109
Federal National Mortgage Association
   15 Year TBA
   4.00% (DELTA)                                         295               287
   4.50% (DELTA)                                       1,230             1,231
   5.00% (DELTA)                                         310               316
   5.50% (DELTA)                                         925               956
   30 Year TBA
   5.00% (DELTA)                                       1,455             1,439
   5.50% (DELTA)                                       1,335             1,352
   6.00% (DELTA)                                         710               731
   6.50% (DELTA)                                         275               287
   6.000% due 2016                                        44                46
   3.168% due 2017                                       136               137
   5.000% due 2017                                     1,191             1,217
   5.500% due 2017                                     1,544             1,602
   6.000% due 2017                                     2,885             3,028
   5.000% due 2018                                     2,619             2,673
   5.000% due 2018                                       100               102
   5.500% due 2018                                       938               973
   6.000% due 2018                                       423               445
   6.000% due 2029                                       397               413
   6.500% due 2031                                       527               553
   6.000% due 2032                                       180               186
   6.500% due 2032                                       827               869

                                                               Core Bond Fund 53

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
   7.000% due 2032                                     1,513             1,612
   5.500% due 2033                                       650               659
   6.000% due 2033                                     2,833             2,929
   6.500% due 2033                                       662               692
   4.023% due 2036                                     1,063             1,081
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                 1,293             1,357
   Series 2001-62 Class DA
   6.000% due 02/25/29                                    19                19
Federal National Mortgage
   Association Whole Loan
   Series 2002-W1 Class 2AIO
   0.595% due 04/25/42                                 3,839                98
   Series 2002-W6 Class 2AIO
   0.356% due 06/25/42                                 3,721                43
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                   158               167
First Nationwide Trust (E)
   Series 2001-4 Class 3A5
   1.720% due 09/25/31                                    62                62
Government National Mortgage
   Association (E)
   Series 2000-29 Class F
   1.620% due 09/20/30                                   136               136
Government National Mortgage
   Association I
   30 Year TBA
   5.50% (DELTA)                                         535               544
   6.00% (DELTA)                                         735               764
   6.000% due 2029                                        44                46
   6.500% due 2032                                        47                49
   6.500% due 2032                                       467               493
   5.500% due 2033                                       154               156
Government National Mortgage
   Association II (E)
   4.375% due 2026                                       660               675
   4.750% due 2027                                        50                51
   3.500% due 2032                                       541               537
MASTR Alternative Loans Trust
   Series 2003-2 Class 7A1
   7.000% due 12/25/32                                   137               140
Residential Asset Mortgage Products, Inc.
   Series 2002-RZ4 Class AIO
   5.750% due 04/25/05                                   749                35
Sequoia Mortgage Trust (E)
   Series 2001-5 Class A
   1.500% due 10/19/26                                   371               380
Vendee Mortgage Trust
   Series 2002-1 Class 2IO
   0.246% due 08/15/31                                 8,868                78
Wells Fargo Mortgage Backed
   Securities Trust (E)
   Series 2001-34 Class 3A
   6.048% due 01/25/32                                    94                95
   Series 2002-9 Class B1
   6.250% due 06/25/32                                   113               114
                                                               ---------------
                                                                        44,059
                                                               ---------------
Municipal Bonds - 2.5%
Brazos Higher Education Authority
   Revenue Bonds, monthly
   demand (E)
   1.230% due 12/01/39                                   100               100
County of Clark Nevada General
   Obligation Limited, weekly
   demand (u)
   5.000% due 06/01/32                                   600               611
Energy Northwest Revenue Bonds
   5.500% due 07/01/13                                   100               114
Florida State Board Education
   General Obligation Unlimited,
   weekly demand
   5.000% due 06/01/33                                   300               308
Golden State Tobacco
   Securitization Corp. Revenue Bonds,
   weekly demand
   6.750% due 06/01/39                                   400               394
Los Angeles Unified School
   District General Obligation
   Unlimited, weekly demand
   5.000% due 01/01/28                                   200               206
Lower Colorado River Authority Revenue
   Bonds, weekly demand (u)
   5.000% due 05/15/31                                   300               306
Mississippi Higher Education
   Assistance Corporation
   Revenue Bonds, monthly
   demand (E)
   1.180% due 09/01/33                                   500               500
New York City Transitional
   Finance Authority Revenue
   Bonds, weekly demand
   5.000% due 02/01/33                                   300               306

54 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
South Carolina Transportation
   Infrastructure Bank Revenue
   Bonds, weekly demand
   5.000% due 10/01/33                                   600               617
Tobacco Settlement Financing Corp.
   Revenue Bonds, weekly demand
   4.375% due 06/01/19                                   100                96
University of Texas Revenue Bonds,
   weekly demand
   5.000% due 08/15/33                                   100               102
                                                               ---------------
                                                                         3,660
                                                               ---------------
United States Government Agencies - 0.9%
Federal Home Loan Bank System
   4.125% due 01/14/05                                   185               190
Federal Home Loan Mortgage Corp.
   2.750% due 03/15/08                                   235               231
Federal National Mortgage Association
   4.375% due 03/15/13                                   345               339
Financing Corp. Principal Only
   STRIP
   0.000% due 05/11/18                                    95                43
   0.000% due 04/05/19                                   420               179
   0.000% due 09/26/19                                   290               120
   Series 15P
   0.000% due 03/07/19                                    70                30
Residual Funding Principal Only
   STRIP
   0.000% due 10/15/20                                   600               236
                                                               ---------------
                                                                         1,368
                                                               ---------------
United States Government Treasuries - 6.6%
United States Treasury Inflation
   Indexed Bonds
   3.375% due 01/15/07 (s)                               234               253
   3.625% due 01/15/08                                   229               253
   3.875% due 01/15/09                                 1,015             1,146
   3.500% due 01/15/11                                   266               299
   3.375% due 01/15/12                                   313               350
   3.000% due 07/15/12                                 2,073             2,260
   3.625% due 04/15/28                                   343               425
   3.875% due 04/15/29                                 1,238             1,604
United States Treasury Note
   4.625% due 05/15/06                                 1,085             1,150
   7.000% due 07/15/06                                    85                95
   5.000% due 02/15/11                                    70                75
   8.750% due 05/15/17                                   945             1,324
   6.000% due 02/15/26                                   420               466
                                                               ---------------
                                                                         9,700
                                                               ---------------
Total Long-Term Investments
(cost $91,074)                                                          94,638
                                                               ---------------
Preferred Stocks - 0.5%
Financial Services - 0.5%
Centaur Funding Corp.                                190,000               234
DG Funding Trust                                          49               519
                                                               ---------------
Total Preferred Stocks
(cost $719)                                                                753
                                                               ---------------
Short-Term Investments - 46.2%
ABN AMRO North America
   Discount Note (c)(y)
   1.070% due 01/14/04                                 1,000             1,000
Bank of America Corp. (E)
   Series MTNI
   1.450% due 10/22/04                                   250               251
CBA Del Finance, Inc. Years 3 &
   4 Commercial Paper (y)
   1.080% due 03/09/04                                   500               499
CIT Group, Inc.
   5.625% due 05/17/04                                   700               711
Danske Corp. Commercial Paper (y)
   1.085% due 03/08/04                                 2,000             1,995
European Investment Bank (c)(y)
   1.060% due 02/10/04                                 1,200             1,199
Federal Home Loan Mortgage Corp.
   Discount Note (c)(y)
   1.075% due 02/05/04                                   400               400
Federal Home Loan Mortgage
   Discount Notes (c)(y)
   1.065% due 01/15/04                                 2,000             1,999
Federal National Mortgage Association
   Discount (c)(y)
   1.085% due 01/22/04                                 3,900             3,898
   1.070% due 01/29/04                                 3,800             3,797
Federal National Mortgage Association
   Discount Note (y)
   1.080% due 03/17/04                                 1,800             1,790
Frank Russell Investment
   Company Money Market Fund                      33,253,000            33,253

                                                               Core Bond Fund 55

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
General Electric Capital Corp.
   Commercial Paper (c)(y)
   1.090% due 02/24/04                                 1,900             1,897
General Motors Acceptance Corp. (y)
   1.880% due 01/20/04 (c)                               100               100
   1.590% due 07/20/04                                   700               700
   1.569% due 07/30/04                                   400               400
HBOS Treasury Services PLC
   Commercial Paper (y)
   1.750% due 03/29/04                                   600               598
Lloyds Bank PLC (c)(y)
   1.060% due 01/22/04                                   200               200
Pinnacle Partners
   8.830% due 08/15/04                                   100               104
Shell Finance (y)
   1.100% due 03/16/04                                 1,500             1,492
State of California Notes
   2.000% due 06/16/04                                   200               200
United States Treasury Bill (y)
   0.910% due 03/04/04 (s)                               670               668
   0.895% due 03/11/04 (s)                                80                80
   0.880% due 03/18/04 (s)                               140               140
   0.970% due 04/01/04 (s)                               125               124
   1.020% due 04/29/04                                   100               100
   1.024% due 05/06/04                                   900               896
   1.040% due 05/13/04                                 1,800             1,791
   1.010% due 05/20/04                                 1,600             1,592
   1.010% due 05/27/04                                   200               199
   1.030% due 06/03/04                                 3,400             3,382
United States Treasury Note
   7.875% due 11/15/04                                 1,385             1,464
US Bancorp/First Bank Series MTNJ
   6.875% due 12/01/04                                   275               288
Waste Management, Inc.
   6.500% due 05/15/04                                   700               712
                                                               ---------------
Total Short-Term Investments
(cost $67,893)                                                          67,919
                                                               ---------------
Warrants - 0.0%
Mexico Government International
   Bond Value Recovery
   Rights
   Series B                                        2,500,000                25
   Series D                                        4,400,000                 9
   Series E                                        1,900,000                 2
                                                               ---------------
Total Warrants
(cost $41)                                                                  36
                                                               ---------------
Total Investments - 111.0%
(identified cost $159,727)                                             163,346
Other Assets and Liabilities Net - (11.0%)                             (16,144)
                                                               ---------------
Net Assets - 100.0%                                                    147,202
                                                               ===============

See accompanying notes which are an integral part of the financial statements.

56 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands

                                                                 Unrealized
                                                Notional        Appreciation
Futures Contracts                                Amount        (Depreciation)
(Number of Contracts)                               $                $
------------------------------------------------------------------------------
Long Positions
Euribor Futures
   expiration date 12/04 (14)                          4,296                16
   expiration date 03/05 (7)                           2,142                 6
   expiration date 06/05 (1)                             304                --
   expiration date 09/05 (1)                             305                --
   expiration date 12/05 (1)                             304                --
Eurodollar Futures
   expiration date 09/04 (7)                           1,719                12
   expiration date 12/04 (11)                          2,691                 5
   expiration date 03/05 (5)                           1,218                 3
   expiration date 06/05 (5)                           1,213                 2
   expiration date 09/05 (1)                             242                --
   expiration date 12/05 (1)                             241                --
   expiration date 03/08 (1)                             236                (1)
   expiration date 06/08 (1)                             236                (1)
   expiration date 09/08 (1)                             236                --
   expiration date 12/08 (1)                             236                --
Germany, Federal Republic
5 Year Bonds
   expiration date 03/04 (9)                           1,255                 1
United States Treasury Bonds
   expiration date 03/04 (10)                          1,093                (4)
United States Treasury 2 Year Notes
   expiration date 03/04 (17)                          3,639                 9
United States Treasury 5 Year Notes
   expiration date 03/04 (22)                          2,456                26
United States Treasury 10 Year Notes
   expiration date 03/04 (79)                          8,869               155
Short Positions
United States Treasury Bonds
   expiration date 03/04 (4)                             437                (5)
United States Treasury 5 Year Notes
   expiration date 03/04 (72)                          8,037               (15)
United States Treasury 10 Year Notes
   expiration date 03/04 (26)                          2,919                 7
                                                               ---------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                               216
                                                               ===============

                                                Notional           Market
Options Written                                  Amount            Value
(Number of Contracts)                               $                $
------------------------------------------------------------------------------
Euribor Futures
   Dec 2004 97.00 Put (3)                                  2                 1
Eurodollar Futures
   Mar 2004 98.50 Call (2)                              (493)               (1)
   Mar 2004 97.25 Put (1)                               (243)               --
   Mar 2004 97.75 Put (3)                               (733)               --
   Jun 2004 98.00 Put (20)                            (4,900)               (2)
Three Month LIBOR Swap
   Mar 2004 3.25 Call (1)                             (5,850)               (3)
   Mar 2004 4.00 Call (3)                             (4,100)               (2)
United States Treasury Notes
   10 Year Futures
   Mar 2004 113.00 Call (9)                           (1,017)              (12)
   Mar 2004 108.00 Put (5)                              (540)               (2)
                                                               ---------------
Total Liability for Options Written
   (premiums received $89)                                                 (21)
                                                               ===============

Securities Sold Short
                               Principal         Market
                               Amount($)         Value($)        Proceeds($)
                              ----------     -------------      ------------
Federal National Mortgage
   Association
   15 Year TBA 6.00%               1,000             1,048             1,048

Foreign Currency Exchange Contracts
                                                                Unrealized
                                                               Appreciation
     Amount              Amount             Settlement        (Depreciation)
      Sold               Bought                Date                 $
-----------------   -----------------   -----------------   ------------------
USD         1,065   EUR           890       03/12/04                        54
USD         1,091   EUR           930       03/12/04                        79
USD         1,126   EUR           970       03/12/04                        93
EUR            94   USD           113       01/07/04                        (5)
EUR           930   USD         1,024       03/12/04                      (145)
EUR         1,860   USD         2,049       03/12/04                      (291)
                                                            ------------------
                                                                          (215)
                                                            ==================

  See accompanying notes which are an integral part of the financial statements.

                                                               Core Bond Fund 57

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued -- December 31, 2003

Amounts in thousands

Index Swaps
-------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                              Notional                                    Appreciation
       Fund Receives            Counter        Amount      Fund Pays        Termination  (Depreciation)
    Underlying Security          Party           $        Floating Rate         Date            $
---------------------------  ---------------  --------  ------------------  -----------  --------------
Bear Stearns                                            3 Month USD LIBOR-
   High Yield Index          Bear Stearns        1,230     BBA minus 0.000%   03/31/04               28
Bear Stearns                                            3 Month USD LIBOR-
   High Yield Index          Bear Stearns          230     BBA plus 0.100%    05/31/04                5
Lehman Brothers CMBS                                    1 Month USD LIBOR-
   ERISA Eligible Index      Lehman Brothers       730     BBA minus 0.500%   03/31/04                7
Lehman Brothers CMBS                                    1 Month USD LIBOR-
   ERISA Eligible Index      Lehman Brothers     1,200     BBA minus 0.500%   04/30/04               11
Lehman Brothers CMBS                                    1 Month USD LIBOR-
   ERISA Eligible Index      Lehman Brothers       680     BBA minus 0.520%   05/31/04                6
Lehman Brothers CMBS                                    1 Month USD LIBOR-
   ERISA Eligible Index      Lehman Brothers       520     BBA minus 0.420%   12/31/04                5
Lehman Brothers CMBS                                    1 Month USD LIBOR-
   ERISA Eligible Index      Lehman Brothers       520     BBA minus 0.450%   12/31/04                5
                                                                                         --------------
                                                                                                     67
                                                                                         ==============

Interest Rate Swaps
-----------------------------------------------------------------------------------------------
                             Notional                                                    Market
                              Amount                                        Termination  Value
    Counter Party               $            Fund Receives     Fund Pays       Date        $
---------------------  ------------------  -----------------  ------------  -----------  ------
Goldman Sachs          USD          1,000  Three Month LIBOR         4.000%    06/06/19      (4)
JP Morgan              EUR          1,400  Six Month LIBOR           4.000%    12/21/07      (6)
Merrill Lynch          EUR            900  Six Month LIBOR           4.000%    03/15/07       6
Goldman Sachs          USD          6,900  Three Month LIBOR         4.000%    06/16/09      (9)
                                                                                         ------
Total Market Value of Interest Rate Swaps premiums paid
   (received) - ($54)                                                                       (13)
                                                                                         ======

See accompanying notes which are an integral part of the financial statements. 58 Core Bond Fund

Russell Investment Funds
Real Estate Securities Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

[GRAPH APPEARS HERE]

Real Estate Securities Fund
--------------------------------------
Periods Ended     Growth of     Total
 12/31/03          $10,000      Return
-------------     ---------     ------
1 Year            $  13,721      37.21%
Inception         $  18,124      13.53%Section

NAREIT Equity REIT Index
--------------------------------------
Periods Ended     Growth of     Total
  12/31/03         $10,000      Return
-------------     ---------     ------
1 Year            $  13,714      37.14%
Inception         $  18,759      14.43%Section

60 Real Estate Securities Fund

Russell Investment Funds
Real Estate Securities Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
Please state the Fund's Objective.
The Fund seeks to generate a high level of total return through above average current income while maintaining the potential for capital appreciation.

On October 3, 2003, shareholders voted to change the investment objective of the Fund to: The Fund seeks to provide current income and long-term capital growth. This change will be effective on March 1, 2004.

Describe the Fund's performance for the 12 months ended December 31st and how it performed relative to its benchmark.
For the fiscal year ended December 31, 2003, the Real Estate Securities Fund gained 37.21%. This compared to the NAREIT Equity REIT Index, which gained 37.14% during the same period. The Fund's performance is net of operating expenses of 0.95%. Index returns do not include deduction of fees, expenses or taxes.

Describe the Fund's main performance drivers over the past 12 months including a discussion of investment styles and money managers.
The biggest contributor to the Fund's performance was an overweight position in the regional malls sector, which was the best performing major property type during the past year. An overweight position in the shopping centers sector also boosted performance. Regional malls and shopping centers benefited from strong consumer spending and company earnings growth as operating fundamentals remained much stronger than for other property types.

Positions that detracted from Fund performance at the property sector level included overweight positions in the industrial and apartments sectors and an underweight position in the health care sector. The industrial and apartments sectors were adversely affected by slower than expected economic activity and employment growth, particularly in the first half of the year.

RREEF had the largest allocation of assets of the Fund's three money managers and contributed the best performance during the year. RREEF's style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF's performance benefited from effective sector positioning and positive stock selection within sectors.

Please describe how the Fund and its money managers reacted to the market environment during the period and how the Fund is positioned to meet its long-term objectives.
The Real Estate Investment Trust (REIT) market advanced very strongly during the year. The market was driven by strong capital flows from mutual fund and institutional investors. Investors' search for yield in a low interest rate environment and desire for increased diversification contributed to the significant inflows to the REIT market.

The Fund's money managers focused on the mid-capitalization and large-capitalization REITs and avoided the less liquid small-capitalization REITs that tend to pay the highest dividends. In 2001 and much of 2002, the small-cap REITs outperformed the market as a whole as the market was seeking yield above all other considerations. Investors were more discriminating in 2003 and focused on earnings quality and dividend coverage. This market environment was more aligned with the Fund money managers' approach to stock selection.

What changes were made to the Fund's structure or to the money manager line-up? In February, 2003, INVESCO Realty Advisors was added to the Fund's manager line-up, replacing Security Capital. INVESCO strives to achieve higher than benchmark returns with approximately average benchmark risk. INVESCO maintained a broadly diversified portfolio (typically 30-40 securities) with exposure to all benchmark sectors. INVESCO provided the Fund with increased exposure to the health care sector, a key component of the NAREIT Equity REIT Index that had historically been under-represented in the Fund.

Concurrent with this manager change, the following target weights were established for the Fund's money managers: RREEF: 40%, INVESCO: 30% and AEW:
30%.

Please explain what contributed most and least to the Fund's performance during the last 12 months.
RREEF was the primary contributor to the Fund's outperformance relative to the benchmark during the last twelve months. Stock and sector selection contributed to RREEF's performance. RREEF's largest overweight positions were in regional malls, industrial and apartments and its largest underweight positions were in the health care and specialty sectors.

AEW outperformed the benchmark to a lesser extent than RREEF. AEW's portfolio tended to track relatively closely to the benchmark sector weights. Therefore, stock selection was the primary contributor to its performance during the twelve months. AEW has a more value-oriented style than either RREEF or INVESCO.

INVESCO outperformed the benchmark for the ten months they were in the Fund. Property sector selection was a positive contributor to performance, driven primarily by an overweight position in regional malls. Its individual stock selection, however, was a negative contributor to performance, particularly in the apartments sector.

At the overall Fund level, property sector selection was positive during the last twelve months. Overweight positions in the regional malls and shopping centers sectors benefited

                                                  Real Estate Securities Fund 61

Russell Investment Funds
Real Estate Securities Fund

Portfolio Management Discussion -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
performance, but these were partially offset by overweight positions in the industrial and apartments sectors, which lagged the benchmark.

What was the investment environment like for stock selection? How did the Fund fare in this environment?
During most of the past year, REITs have traded at a premium to their underlying private real estate net asset value. Because net asset value has been uncoupled from REIT values to some extent, the combination of dividend sustainability and earnings growth have proven to be more important variables in driving individual company performance.

The Fund fared relatively well in this environment as the Fund's money managers focused primarily on earnings quality and stability rather than deep value investing. Overall stock selection was a positive contributor to the Fund's performance during the year.

Money Managers                                Styles

AEW Management and Advisors, LP               Value
INVESCO Realty Advisors                       Market-Oriented
RREEF America, LLC                            Market-Oriented


----------

* Real Estate Securities Fund assumes initial investment on April 30, 1999, NAREIT Index comparison for the initial investment began May 1, 1999.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

Section  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

62 Real Estate Securities Fund

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Common Stocks - 97.2%
Residential - 18.1%
Apartment Investment & Management
   Co. Class A (o)                                    48,000             1,656
Archstone-Smith Trust (o)                            345,517             9,668
AvalonBay Communities, Inc. (o)                      139,000             6,644
Boardwalk Equities, Inc.                              33,800               467
BRE Properties Class A (o)                            69,400             2,318
Camden Property Trust (o)                             38,500             1,706
Equity Residential (o)                               389,700            11,500
Essex Property Trust, Inc. (o)                        42,000             2,697
Home Properties, Inc. (o)                             83,300             3,364
Summit Properties, Inc. (o)                           63,900             1,535
Sun Communities, Inc. (o)                             21,000               813
United Dominion Realty Trust, Inc. (o)               189,200             3,633
                                                               ---------------
                                                                        46,001
                                                               ---------------
Health Care - 2.0%
Health Care Property Investors, Inc. (o)              21,900             1,113
Health Care REIT, Inc. (o)                            28,700             1,033
Healthcare Realty Trust, Inc. (o)                     33,300             1,190
Senior Housing Properties Trust (o)                   27,000               465
Ventas, Inc. (o)                                      63,600             1,399
                                                               ---------------
                                                                         5,200
                                                               ---------------
Hotels/Leisure - 6.9%
Extended Stay America, Inc.                           11,900               172
Fairmont Hotels & Resorts, Inc.                       27,900               757
Hilton Hotels Corp.                                  285,600             4,892
Hospitality Properties Trust (o)                      14,000               578
Host Marriott Corp. (o)                              492,300             6,065
LaSalle Hotel Properties (o)                          20,400               378
Starwood Hotels & Resorts Worldwide, Inc.            130,432             4,692
                                                               ---------------
                                                                        17,534
                                                               ---------------
Other - 1.3%
American Financial Realty Trust (o)                   20,700               353
iStar Financial, Inc. (o)                             28,500             1,109
Plum Creek Timber Co., Inc. (REIT) (o)                60,700             1,848
                                                               ---------------
                                                                         3,310
                                                               ---------------
Office/Industrial - 34.7%
Alexandria Real Estate Equities, Inc. (o)             21,800             1,262
AMB Property Corp. (o)                                64,000             2,104
Arden Realty, Inc. (o)                                97,400             2,955
Boston Properties, Inc. (o)                          203,000             9,783
Brookfield Properties Co.                            178,600             5,126
CarrAmerica Realty Corp. (o)                         104,100             3,100
Catellus Development Corp.                           328,866             7,932
Centerpoint Properties Trust (o)                      53,400             4,000
Corporate Office Properties Trust (o)                 16,500               347
Cousins Properties, Inc. (o)                          14,400               441
Duke Realty Corp. (o)                                 31,500               977
Equity Office Properties Trust (o)                   181,400             5,197
Glenborough Realty Trust, Inc. (o)                    24,600               491
Highwoods Properties, Inc. (o)                        92,200             2,342
Kilroy Realty Corp. (o)                               73,100             2,394
Liberty Property Trust (o)                           144,500             5,621
Mack-Cali Realty Corp. (o)                           147,600             6,143
Prentiss Properties Trust (o)                         57,600             1,900
Prologis (o)                                         470,200            15,089
PS Business Parks, Inc. (o)                           30,000             1,238
Reckson Associates Realty Corp. (o)                   30,500               741
SL Green Realty Corp. (o)                             87,500             3,592
Vornado Realty Trust (o)                             100,400             5,497
                                                               ---------------
                                                                        88,272
                                                               ---------------
Outlet Centers - 3.6%
Chelsea Property Group, Inc. (o)                     167,600             9,186
                                                               ---------------
Regional Malls - 18.5%
CBL & Associates Properties, Inc. (o)                 37,100             2,096
General Growth Properties, Inc. (o)                  480,300            13,328
Macerich Co. (The) (o)                               101,400             4,512
Mills Corp. (The) (o)                                 18,500               814
Pennsylvania Real Estate Investment
   Trust (o)                                          55,947             2,031
Rouse Co. (The) (o)                                  135,700             6,378
Simon Property Group, Inc. (o)                       345,900            16,028
Taubman Centers, Inc. (o)                             89,800             1,850
                                                               ---------------
                                                                        47,037
                                                               ---------------

  See accompanying notes which are an integral part of the financial statements.
                                                  Real Estate Securities Fund 63

Russell Investment Funds
Real Estate Securities Fund

Schedule of Investments -- December 31, 2003

Amounts in thousands (except share amounts)

                                                  Principal        Market
                                                 Amount ($)         Value
                                                 or Shares            $
------------------------------------------------------------------------------
Self Storage - 2.4%
Public Storage, Inc. (o)                             105,900             4,595
Shurgard Storage Centers, Inc. Class A (o)            43,700             1,645
                                                               ---------------
                                                                         6,240
                                                               ---------------
Shopping Center - 9.7%
Developers Diversified Realty Corp. (o)              195,100             6,550
Federal Realty Invs Trust (o)                         85,900             3,298
Kimco Realty Corp. (o)                                43,000             1,924
Pan Pacific Retail Properties, Inc. (o)              145,200             6,919
Regency Centers Corp. (o)                            141,500             5,639
Urstadt Biddle Properties, Inc. Class A (o)           20,500               290
                                                               ---------------
                                                                        24,620
                                                               ---------------
Total Common Stocks
(cost $186,960)                                                        247,400
                                                               ---------------
Short-Term Investments - 2.9%
Frank Russell Investment Company
   Money Market Fund                               7,433,000             7,433
                                                               ---------------
Total Short-Term Investments
(cost $7,433)                                                            7,433
                                                               ---------------
Total Investments - 100.1%
(identified cost $194,393)                                             254,833

Other Assets and Liabilities Net - (0.1%)                                 (142)
                                                               ---------------
Net Assets - 100.0%                                                    254,691
                                                               ===============

See accompanying notes which are an integral part of the financial statements. 64 Real Estate Securities Fund

Russell Investment Funds

Statement of Assets and Liabilities -- December 31, 2003

Amounts in thousands

                                                                                  Aggressive
                                                                Multi-Style         Equity
                                                                Equity Fund          Fund
----------------------------------------------------------------------------------------------
Assets
Investments, at identified cost                                $      258,616   $      139,926
----------------------------------------------------------------------------------------------
Investments, at market***                                             296,329          167,371
Cash                                                                       --               --
Foreign currency holdings*                                                 --               --
Unrealized appreciation on foreign currency exchange
 contracts                                                                 --               --
Receivables:
      Dividends and interest                                              358              126
      Investments sold                                                    983            1,550
      Fund shares sold                                                     29               11
      Foreign taxes recoverable                                            --               --
      Daily variation margin on futures contracts                          --               --
Investment of securities lending collateral in money market
 funds, at cost and market value                                        6,949           33,997
Unrealized appreciation on index swap contracts                            --               --
Interest rate swap contracts, at market value****                          --               --
                                                               --------------   --------------
Total assets                                                          304,648          203,055
                                                               --------------   --------------
Liabilities
   Payables:
      Investments purchased                                               570            1,841
      Fund shares redeemed                                                106              558
      Accrued fees to affiliates                                          201              138
      Other accrued expenses                                               50               54
      Daily variation margin on futures contracts                           5               82
Unrealized depreciation on foreign currency exchange
 contracts                                                                 --               --
Options written, at market value**                                         --               --
Securities sold short, at fair value                                       --               --
Dividends                                                                  --               --
Payable upon return of securities loaned                                6,949           33,997
Interest rate swap contracts, at market value****                          --               --
                                                               --------------   --------------
Total liabilities                                                       7,881           36,670
                                                               --------------   --------------
Net Assets                                                     $      296,767   $      166,385
                                                               ==============   ==============
Net Assets Consist of:
Undistributed (overdistributed) net investment income          $          649   $           --
Accumulated net realized gain (loss)                                 (102,197)          (7,580)
Unrealized appreciation (depreciation) on:
      Investments                                                      37,713           27,445
      Futures contracts                                                   718              333
      Options written                                                      --               --
      Securities sold short                                                --               --
      Index swap contracts                                                 --               --
      Interest rate swap contracts                                         --               --
      Foreign currency-related transactions                                --               --
Shares of beneficial interest                                             257              123
Additional paid-in capital                                            359,627          146,064
                                                               --------------   --------------
Net Assets                                                     $      296,767   $      166,385
                                                               ==============   ==============
Net Asset Value, offering and redemption price per share:
   Net asset value per share*****                              $        11.56   $        13.47
      Net assets                                               $  296,766,634   $  166,385,163
      Shares outstanding ($.01 par value)                          25,671,007       12,349,166
----------------------------------------------------------------------------------------------
Amounts in thousands
*     Foreign currency holdings-cost                           $           --   $           --
**    Premiums received on options written                     $           --   $           --
***   Securities on loan included in investments               $        7,117   $       33,200
****  Interest rate swap contracts-premiums paid (received)    $           --   $           --
***** Net asset value per share equals net assets divided
      for shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial Statements.

66 Statement of Assets and Liabilities

                                                                  Non-U.S.        Core Bond        Real Estate
                                                                    Fund             Fund        Securities Fund
----------------------------------------------------------------------------------------------------------------
Assets
Investments, at identified cost                                $      170,711   $      159,727   $       194,393
----------------------------------------------------------------------------------------------------------------
Investments, at market***                                             205,486          163,346           254,833
Cash                                                                       --               29                --
Foreign currency holdings*                                              1,434              523                --
Unrealized appreciation on foreign currency exchange
 contracts                                                                325              226                --
Receivables:
      Dividends and interest                                              225              986             1,206
      Investments sold                                                  1,013            2,764               726
      Fund shares sold                                                     45               22               268
      Foreign taxes recoverable                                            87               --                --
      Daily variation margin on futures contracts                          32               18                --
Investment of securities lending collateral in money market
 funds, at cost and market value                                           --               --                --
Unrealized appreciation on index swap contracts                            --               67                --
Interest rate swap contracts, at market value****                          --                6                --
                                                               --------------   --------------   ---------------
Total assets                                                          208,647          167,987           257,033
                                                               --------------   --------------   ---------------
Liabilities
   Payables:
      Investments purchased                                               889           19,042             2,076
      Fund shares redeemed                                                 21               93                46
      Accrued fees to affiliates                                          110               66               183
      Other accrued expenses                                               92               42                37
      Daily variation margin on futures contracts                          --               13                --
Unrealized depreciation on foreign currency exchange
 contracts                                                                 54              441                --
Options written, at market value**                                        862               21                --
Securities sold short, at fair value                                       --            1,048                --
Dividends                                                                  --               --                --
Payable upon return of securities loaned                                   --               --                --
Interest rate swap contracts, at market value****                          --               19                --
                                                               --------------   --------------   ---------------
Total liabilities                                                       2,028           20,785             2,342
                                                               --------------   --------------   ---------------
Net Assets                                                     $      206,619   $      147,202   $       254,691
                                                               ==============   ==============   ===============
Net Assets Consist of:
Undistributed (overdistributed) net investment income          $         (690)  $          434   $        (1,162)
Accumulated net realized gain (loss)                                  (61,796)             267            (2,941)
Unrealized appreciation (depreciation) on:
      Investments                                                      34,775            3,619            60,440
      Futures contracts                                                   267              216                --
      Options written                                                     (16)              68                --
      Securities sold short                                                --               --                --
      Index swap contracts                                                 --               67                --
      Interest rate swap contracts                                         --               41                --
      Foreign currency-related transactions                               332             (211)               --
Shares of beneficial interest                                             212              141               186
Additional paid-in capital                                            233,535          142,560           198,168
                                                               --------------   --------------   ---------------
Net Assets                                                     $      206,619   $      147,202   $       254,691
                                                               ==============   ==============   ===============
Net Asset Value, offering and redemption price per share:
   Net asset value per share*****                              $         9.76   $        10.47   $         13.71
      Net assets                                               $  206,619,057   $  147,201,536   $   254,691,350
      Shares outstanding ($.01 par value)                          21,177,475       14,059,739        18,577,855
----------------------------------------------------------------------------------------------------------------
Amounts in thousands
*     Foreign currency holdings-cost                           $        1,398   $          483   $            --
**    Premiums received on options written                     $          846   $           89   $            --
***   Securities on loan included in investments               $           --   $           --   $            --
****  Interest rate swap contracts-premiums paid (received)    $           --   $          (54)  $            --
***** Net asset value per share equals net assets divided
      for shares of beneficial interest outstanding.

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Assets and Liabilities 67

Russell Investment Funds

Statement of Operations -- For the Fiscal Year Ended December 31, 2003

Amounts in thousands

                                                                                  Aggressive
                                                                 Multi-Style        Equity
                                                                 Equity Fund          Fund
-----------------------------------------------------------------------------   --------------
Investment Income
   Dividends                                                   $        3,835   $        1,299
   Dividends from Money Market Fund                                       219               87
   Interest                                                                12                7
   Securities lending income                                               16               32
   Less foreign taxes withheld                                             --               --
                                                               --------------   --------------
Total investment income                                                 4,082            1,425
                                                               --------------   --------------
Expenses
   Management fees                                                      1,879            1,168
   Custodian fees                                                         271              279
   Transfer agent fees                                                     12               10
   Professional fees                                                       43               40
   Trustees' fees                                                          12                9
   Printing fees                                                           21                9
   Miscellaneous                                                           43               40
                                                               --------------   --------------
   Expenses before reductions                                           2,281            1,555
   Expense reductions                                                    (176)            (247)
                                                               --------------   --------------
Net expenses                                                            2,105            1,308
                                                               --------------   --------------
Net investment income (loss)                                            1,977              117
                                                               --------------   --------------
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                                         10,108           14,175
   Futures contracts                                                    3,594            2,213
   Options written                                                         --               --
   Index swap contracts                                                    --               --
   Interest rate swap contracts                                            --               --
   Foreign currency-related transactions                                   --               --
                                                               --------------   --------------
Net realized gain (loss)                                               13,702           16,388
                                                               --------------   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         46,423           30,675
   Futures contracts                                                    1,001              495
   Options written                                                         --               --
   Index swap contracts                                                    --               --
   Interest rate swap contracts                                            --               --
   Foreign currency-related transactions                                   --               --
                                                               --------------   --------------
Net change in unrealized appreciation (depreciation)                   47,424           31,170
                                                               --------------   --------------
Net realized and unrealized gain (loss)                                61,126           47,558
                                                               --------------   --------------
Net Increase (Decrease) in Net Assets from Operations          $       63,103   $       47,675
                                                               ==============   ==============

See accompanying notes which are an integral part of the financial statements.

68 Statement of Operations

                                                                  Non-U.S.        Core Bond        Real Estate
                                                                    Fund             Fund        Securities Fund
----------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends                                                   $        3,908   $           43   $        10,887
   Dividends from Money Market Fund                                       122              371                88
   Interest                                                                22            4,834                --
   Securities lending income                                               --               --                --
   Less foreign taxes withheld                                           (417)              --                --
                                                               --------------   --------------   ---------------
Total investment income                                                 3,635            5,248            10,975
                                                               --------------   --------------   ---------------
Expenses
   Management fees                                                      1,501              882             1,662
   Custodian fees                                                         609              194               100
   Transfer agent fees                                                     10                9                 8
   Professional fees                                                       63               38                42
   Trustees' fees                                                          10                9                11
   Printing fees                                                           13               12                18
   Miscellaneous                                                           27                7                23
                                                               --------------   --------------   ---------------
   Expenses before reductions                                           2,233            1,151             1,864
   Expense reductions                                                    (399)            (111)               --
                                                               --------------   --------------   ---------------
Net expenses                                                            1,834            1,040             1,864
                                                               --------------   --------------   ---------------
Net investment income (loss)                                            1,801            4,208             9,111
                                                               --------------   --------------   ---------------
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                                         (3,665)           3,994              (511)
   Futures contracts                                                    2,671               64                --
   Options written                                                       (766)             165                --
   Index swap contracts                                                    --            1,187                --
   Interest rate swap contracts                                            --             (165)               --
   Foreign currency-related transactions                                2,339           (1,047)               --
                                                               --------------   --------------   ---------------
Net realized gain (loss)                                                  579            4,198              (511)
                                                               --------------   --------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         52,625              (71)           55,264
   Futures contracts                                                      681              (31)               --
   Options written                                                          2              103                --
   Index swap contracts                                                    --              (11)               --
   Interest rate swap contracts                                            --              103                --
   Foreign currency-related transactions                                   54              150                --
                                                               --------------   --------------   ---------------
Net change in unrealized appreciation (depreciation)                   53,362              243            55,264
                                                               --------------   --------------   ---------------
Net realized and unrealized gain (loss)                                53,941            4,441            54,753
                                                               --------------   --------------   ---------------
Net Increase (Decrease) in Net Assets from Operations          $       55,742   $        8,649   $        63,864
                                                               ==============   ==============   ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Statement of Operations 69

Russell Investment Funds

Statement of Changes in Net Assets -- For the Fiscal Years Ended December 31,

Amounts in thousands

                                                       Multi-Style              Aggressive Equity
                                                       Equity Fund                    Fund
                                                    2003          2002          2003          2002
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                 $     1,977   $     1,387   $       117   $      (185)
   Net realized gain (loss)                          13,702       (39,568)       16,388        (7,933)
   Net change in unrealized appreciation
    (depreciation)                                   47,424       (22,826)       31,170       (14,522)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
 operations                                          63,103       (61,007)       47,675       (22,640)
                                                -----------   -----------   -----------   -----------
Distributions
   From net investment income                        (1,743)       (1,354)         (138)           --
   From net realized gain                                --            --            --            --
   Tax return of capital                                 --            --            --            --
                                                -----------   -----------   -----------   -----------
Net decrease in net assets from distributions        (1,743)       (1,354)         (138)           --
                                                -----------   -----------   -----------   -----------
Share Transactions
   Net increase (decrease) in net assets from
    share transactions                               28,613        17,425        21,054         8,741
                                                -----------   -----------   -----------   -----------
Total Net Increase (Decrease) in Net Assets          89,973       (44,936)       68,591       (13,899)
Net Assets
   Beginning of period                              206,794       251,730        97,794       111,693
                                                -----------   -----------   -----------   -----------
   End of period                                $   296,767   $   206,794   $   166,385   $    97,794
                                                ===========   ===========   ===========   ===========
   Undistributed (overdistributed) net
    investment income included in net assets    $       649   $       415   $        --   $        --

See accompanying notes which are an integral part of the financial statements.

70 Statement of Changes in Net Assets

                                                         Non-U.S.                   Core Bond            Real Estate Securities
                                                          Fund                        Fund                        Fund
                                                    2003          2002          2003          2002          2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                 $     1,801   $     1,151   $     4,208   $     4,270   $     9,111   $     7,079
   Net realized gain (loss)                             579       (18,887)        4,198         4,095          (511)        1,709
   Net change in unrealized appreciation
    (depreciation)                                   53,362        (5,356)          243         2,247        55,264        (5,630)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
 operations                                          55,742       (23,092)        8,649        10,612        63,864         3,158
                                                -----------   -----------   -----------   -----------   -----------   -----------
Distributions
   From net investment income                        (4,573)       (2,455)       (5,257)       (3,487)      (10,273)       (7,692)
   From net realized gain                                --            --        (2,755)       (3,690)           --          (871)
   Tax return of capital                                 --            --            --            --          (341)           --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net decrease in net assets from distributions        (4,573)       (2,455)       (8,012)       (7,177)      (10,614)       (8,563)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Share Transactions
   Net increase (decrease) in net assets from
    share transactions                               17,610         8,893         6,285        26,874        41,265        53,599
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total Net Increase (Decrease) in Net Assets          68,779       (16,654)        6,922        30,309        94,515        48,194
Net Assets
   Beginning of period                              137,840       154,494       140,280       109,971       160,176       111,982
                                                -----------   -----------   -----------   -----------   -----------   -----------
   End of period                                $   206,619   $   137,840   $   147,202   $   140,280   $   254,691   $   160,176
                                                ===========   ===========   ===========   ===========   ===========   ===========
   Undistributed (overdistributed) net
    investment income included in net assets    $      (690)  $      (300)  $       434   $      (173)  $    (1,162)  $       (66)

  See accompanying notes which are an integral part of the financial statements.

                                           Statement of Changes in Net Assets 71

Russell Investment Funds

Financial Highlights -- For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

                               $            $              $                            $
                           Net Asset       Net        Net Realized       $        Distributions          $
                            Value,      Investment         and      Total Income     from Net      Distributions     $
                         Beginning of     Income       Unrealized       from       Investment         from Net    Return of
                            Period      (Loss)(a)      Gain (Loss)   Operations      Income        Realized Gain   Capital
-------------------------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund
December 31, 2003                 9.04         .08            2.51          2.59           (.07)              --             --
December 31, 2002                11.84         .06           (2.80)        (2.74)          (.06)              --             --
December 31, 2001                14.13         .07           (2.06)        (1.99)          (.06)            (.24)            --
December 31, 2000                16.79         .08           (2.10)        (2.02)          (.08)            (.56)            --
December 31, 1999                16.02         .12            2.41          2.53           (.12)           (1.64)            --
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund
December 31, 2003                 9.26         .01            4.21          4.22           (.01)              --             --
December 31, 2002                11.44        (.02)          (2.16)        (2.18)            --               --             --
December 31, 2001                11.73          --(d)         (.28)         (.28)            --(d)            --           (.01)
December 31, 2000                13.36          .04            (.16)         (.12)          (.05)          (1.46)            --
December 31, 1999                12.70         .05             .71           .76           (.04)            (.06)            --
-------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Fund
December 31, 2003                 7.20         .09            2.69          2.78           (.22)              --             --
December 31, 2002                 8.64         .06           (1.37)        (1.31)          (.13)              --             --
December 31, 2001                11.15         .06           (2.52)        (2.46)          (.04)              --           (.01)
December 31, 2000                14.19         .10           (2.11)        (2.01)            --            (1.00)          (.03)
December 31, 1999                11.09         .10            3.53          3.63           (.23)            (.30)            --
-------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund
December 31, 2003                10.43         .31             .31           .62           (.38)            (.20)            --
December 31, 2002                10.13         .36             .52           .88           (.30)            (.28)            --
December 31, 2001                10.07         .54             .18           .72           (.60)            (.06)            --
December 31, 2000                 9.64         .61             .33           .94           (.51)              --             --
December 31, 1999                10.68         .59            (.65)         (.06)          (.61)            (.16)          (.21)
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund
December 31, 2003                10.51         .55            3.28          3.83           (.61)              --           (.02)
December 31, 2002                10.75         .54            (.13)          .41           (.57)            (.08)            --
December 31, 2001                10.67         .57             .24           .81           (.55)            (.18)            --
December 31, 2000                 8.81         .54            1.81          2.35           (.49)              --             --
December 31, 1999 (1)            10.00         .35           (1.08)         (.73)          (.34)              --           (.12)

See accompanying notes which are an integral part of the financial statements.

72 Financial Highlights

                                                                                     %            %             %
                                                                                 Ratio of     Ratio of    Ratio of Net
                                            $                           $        Expenses     Expenses     Investment        %
                               $        Net Asset         %        Net Assets,  to Average   to Average     Income to    Portfolio
                             Total      Value, End      Total        End of     Net Assets,  Net Assets,   Average Net   Turnover
                         Distributions  of Period     Return(b)   Period (000)     Net(c)      Gross(c)     Assets(c)      Rate
----------------------------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund
December 31, 2003                 (.07)      11.56         28.86       296,767          .87          .95           .82      107.67
December 31, 2002                 (.06)       9.04        (23.19)      206,794          .92          .99           .61      145.90
December 31, 2001                 (.30)      11.84        (14.21)      251,730          .92          .99           .57      131.67
December 31, 2000                 (.64)      14.13        (12.26)      262,664          .92          .93           .51      161.09
December 31, 1999                (1.76)      16.79         17.17       285,877          .92          .96           .74       67.67
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund
December 31, 2003                 (.01)      13.47         45.60       166,385         1.06         1.26           .10      138.95
December 31, 2002                   --        9.26        (19.06)       97,794         1.25         1.36          (.17)     139.24
December 31, 2001                 (.01)      11.44         (2.36)      111,693         1.25         1.38           .01      180.38
December 31, 2000                (1.51)      11.73          (.66)      106,665         1.25         1.28           .27      203.48
December 31, 1999                 (.10)      13.36          6.08        99,150         1.25         1.34           .37      111.46
----------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Fund
December 31, 2003                 (.22)       9.76         38.78       206,619         1.16         1.41          1.14       50.29
December 31, 2002                 (.13)       7.20        (15.15)      137,840         1.30         1.48           .77       60.98
December 31, 2001                 (.05)       8.64        (22.03)      154,494         1.30         1.43           .64       79.79
December 31, 2000                (1.03)      11.15        (14.43)      185,644         1.30         1.37           .78       86.06
December 31, 1999                 (.53)      14.19         33.36       195,519         1.30         1.50           .80       83.45
----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund
December 31, 2003                 (.58)      10.47          6.15       147,202          .71          .78          2.86      232.64
December 31, 2002                 (.58)      10.43          8.84       140,280          .80          .80          3.52      207.60
December 31, 2001                 (.66)      10.13          7.41       109,971          .80          .88          5.25      205.62
December 31, 2000                 (.51)      10.07         10.00        88,514          .80          .84          6.20      171.48
December 31, 1999                 (.98)       9.64          (.61)       83,620          .80          .86          5.77      139.06
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund
December 31, 2003                 (.63)      13.71         37.21       254,691          .95          .95          4.66       38.84
December 31, 2002                 (.65)      10.51          3.80       160,176          .99          .99          5.01       55.43
December 31, 2001                 (.73)      10.75          7.84       111,982         1.06         1.06          5.35       55.13
December 31, 2000                 (.49)      10.67         27.24        88,713         1.08         1.08          5.58       45.79
December 31, 1999 (1)             (.46)       8.81         (7.26)       55,318         1.15         1.15          5.84       23.98

  See accompanying notes which are an integral part of the financial statements.

                                                         Financial Highlights 73

Russell Investment Funds

Notes to Financial Highlights -- December 31, 2003

--------------------------------------------------------------------------------
(1) For the period April 30, 1999 (commencement of operations) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d)  Less than $.01 per share.


See accompanying notes which are an integral part of the financial statements.

74 Notes to Financial Highlights

Russell Investment Funds

Notes to Schedule of Investments -- December 31, 2003

--------------------------------------------------------------------------------
Footnotes:
(AE)        Nonincome-producing security.
(o)         Real Estate Investment Trust (REIT).
(s)         Held as collateral in connection with futures contracts purchased
            (sold), options written, or swaps entered into by the Fund.
(y)         Rate noted is yield-to-maturity from date of acquisition.
(c)         At amortized cost, which approximates market.
(E)         Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(DELTA)     Forward commitment.
(TRIANGLE)  Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(u)         Bond is insured by a guarantor.
(Y)         This security has been valued by the Security Valuation Committee.
            It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(ae)        Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(PHI)       In default.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS  - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

Foreign Currency Abbreviations:
     ARS - Argentine peso
     AUD - Australian dollar
     BRL - Brazilian real
     CAD - Canadian dollar
     CHF - Swiss franc
     CLP - Chilean peso
     CNY - Chinese renminbi yuan
     COP - Colombian peso
     CRC - Costa Rica colon
     CZK - Czech koruna
     DKK - Danish krone
     EGP - Egyptian pound
     EUR - Euro
     GBP - British pound sterling
     HKD - Hong Kong dollar
     HUF - Hungarian forint
     IDR - Indonesian rupiah
     ILS - Israeli shekel
     INR - Indian rupee
     ITL - Italian lira
     JPY - Japanese yen
     KES - Kenyan schilling
     KRW - South Korean won
     MXN - Mexican peso
     MYR - Malaysian ringgit
     NZD - New Zealand dollar
     PEN - Peruvian nouveau sol
     PHP - Philippine peso
     PLN - Polish zloty
     RUB - Russian ruble
     SEK - Swedish krona
     SGD - Singapore dollar
     SKK - Slovakian koruna
     THB - Thai baht
     TRL - Turkish lira
     USD - United States dollar
     VEB - Venezuelan bolivar
     VND - Vietnamese dong
     ZAR - South African rand

                                             Notes to Schedule of Investments 75

Russell Investment Funds

Notes to Financial Statements -- December 31, 2003

--------------------------------------------------------------------------------
1.   Organization
     Russell Investment Funds (the "Investment Company") is a series mutual fund with five investment portfolios, referred to as "Funds." These financial statements report on the Funds, each of which has distinct investment objectives and strategies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

     As of April 30, 2003, the Russell Insurance Funds changed its name to the Russell Investment Funds.

2.   Significant Accounting Policies
     The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

     Security valuation
     United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, if there were no sales on that day, at the last reported price, on the primary exchange on which the security is traded. Equity securities traded on NASDAQ or in a U.S. OTC market will be valued at the official closing price (NOCP) as of the close of the market's regular trading hours.

     Fixed-income securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter fixed-income securities and options are valued on the basis of the last sale price. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

     Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which they trade. If there were no sales, futures are valued at the last reported bid price.

     Investments in other mutual funds are valued at their net asset value per share, calculated at the close of business.

     The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

     International equity securities traded on a foreign national securities exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or, lacking the official closing price, at the last sale price on the primary exchange on which the security is traded.

     Short-term investments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the U.S. markets. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the U.S. markets and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     Investment transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

76 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     Investment income

     Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

     Federal income taxes

     Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

     Dividends and distributions to shareholders

     For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swaps, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and by recording gains and losses from securities transactions on the basis of specific identified cost incurred by each money manager for financial reporting purposes and on the basis of specific identified cost incurred by each Fund for tax purposes. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     Expenses

     The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

     Foreign currency translations

     The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the 4 pm London closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the 4 pm London closing rate of exchange prevailing on the respective trade dates of such transactions.

     Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year end, as a result of changes in the exchange rates.

     The Funds do not isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the

                                                Notes to Financial Statements 77

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     Derivatives

     To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

     The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     Foreign currency exchange contracts

     In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that is recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2003 are presented on the Schedule of Investments for the Non-U.S. Fund.

     Forward commitments

     The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) (i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

     Short Sales

     Each Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

     Options

     The Funds will not enter into any such transactions unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

78 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

     When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

     If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

     The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

     Futures contracts

     The Funds utilize futures to equitize liquidity reserve balances. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

     Investment in international markets

     Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

     Swap agreements

     The Funds may enters into swap agreements as an additional equitization vehicle for uninvested cash balances held by the Funds or to effect investment transactions consistent with the Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

                                                Notes to Financial Statements 79

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     Guarantees

     In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.   Investment Transactions
     Securities

     For the period ended December 31, 2003, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds                   Purchases           Sales                Funds               Purchases           Sales
-------------------------------------------------------------------------------------------------------------------
Multi-Style Equity   $   265,073,268   $   239,304,104   Core Bond                $   125,372,865   $   113,623,607
Aggressive Equity        181,714,034       159,845,696   Real Estate Securities       114,308,081        72,698,244
Non-U.S.                  83,777,915        71,336,240

     Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

     US Government Securities

Fund                    Purchases           Sales
------------------------------------------------------
Core Bond            $   141,589,717   $   136,201,317

     Written Options Contracts

     Fund transactions in written options for the period ended December 31, 2003 were as follows:

                                       Non-U.S.               Core Bond

                                Number of   Premiums    Number of   Premiums
                                Contracts   Received    Contracts   Received
-----------------------------------------------------------------------------
Outstanding December 31, 2002          30   $     583          48   $      80
Opened                                843      11,092         279         222
Closed                               (772)    (10,829)        (52)        (42)
Expired                                --          --        (228)       (171)
                                ---------   ---------   ---------   ---------
Outstanding December 31, 2003         101   $     846          47   $      89
                                =========   =========   =========   =========

     Securities Lending

     The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in money market mutual funds and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of

80 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of December 31, 2003, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                         Value of
                        Securities        Value of
Funds                    on Loan       Cash Collateral
------------------------------------------------------
Multi-Style Equity   $     7,117,397   $     6,949,292
Aggressive Equity    $    33,200,037   $    33,997,195

     As of December 31, 2003, the cash collateral received for the securities on loan are invested as follows:

                          State Street
                       Securities Lending
Funds                    Quality Trust
-----------------------------------------
Multi-Style Equity     $        6,949,292
Aggressive Equity              33,997,195

     As of December 31, 2003, the non-cash collateral received for the securities on loan in the following funds was:

                         Non-Cash
Funds                   Collateral
                          Value        Non-Cash Collateral Holding
-------------------------------------------------------------------
Multi-Style Equity   $       333,548   Irrevocable letter of credit
Aggressive Equity    $       105,572   Irrevocable letter of credit

4.   Related Party Transactions, Fees and Expenses
     Manager

     FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

     The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives), and a portion of the collateral received from the Investment Company's securities lending program in the Frank Russell Investment Company Money Market Fund. As of December 31, 2003, $85,026,000 of the Money Market Fund's net assets represents investments by the Funds.

     For the period ended December 31, 2003, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $7,091,534 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.

Funds                         Annual Rate
-----------------------------------------
Multi-Style Equity                   0.78%
Aggressive Equity                    0.95
Non-U.S.                             0.95
Core Bond                            0.60
Real Estate Securities               0.85

     FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. There were no reimbursements for the period ended December 31, 2003.

                                                Notes to Financial Statements 81

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     The expense caps and waivers were as follows:
                                                                   Manager Fees
                                                                  Waived for the
                                                                   Period Ended
                         Expense Cap Through     Expense Cap       December 31,
Funds                     January 30, 2003     January 31, 2003        2003
--------------------------------------------------------------------------------
Multi-Style Equity                      0.92%              0.87%  $      175,964
Aggressive Equity                       1.25               1.05          246,667
Non-U.S.                                1.30               1.15          399,145
Core Bond                               0.80               0.70          109,619
Real Estate Securities                  1.15               1.10               --

     Custodian

     The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended December 31, 2003, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                 Custody
                                 Credit
Funds                            Amount
----------------------------------------
Multi-Style Equity               $   270
Aggressive Equity                    243
Non-U.S.                             255
Core Bond                          1,598
Real Estate Securities               202

     Analytic services

     Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department. Total fees for the Funds reported herein for the period ended December 31, 2003 were $83,115.

     Transfer agent

     The Investment Company has a contract with FRIMCo to provide transfer agent services to the Funds. Total fees for the period ended December 31, 2003 were $48,565.

     Distributor

     Russell Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

     Brokerage commissions

     The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price and commissions. Amounts retained by Frank Russell Securities, Inc. for the period ended December 31, 2003 were as follows:

Funds                              Amount
--------------------------------------------
Multi-Style Equity                $   15,609
Aggressive Equity                     17,007
Non-U.S.                               8,713
Real Estate Securities                 2,333

     Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

82 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
     Board of Trustees

     The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 30 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The Russell Fund Complex pays each of its Trustees not affiliated with FRIMCo a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee meeting attended in person. The Trustee will receive a $500 fee for attending the meetings by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Russell Fund Complex. The Lead Trustee is paid a fee of $10,000 per year, and each Committee Chair is paid a fee of $6,000 per year.

5.   Federal Income Taxes

     At December 31, 2003, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

     Capital loss carryforward

                                           12/31/09         12/31/10         12/31/11          Totals
---------------------------------------------------------------------------------------------------------
Multi-Style Equity                      $   45,480,975   $   42,288,325   $    3,419,554   $   91,188,854
Aggressive Equity                                   --        7,535,681               --   $    7,535,681
Non-U.S.                                    26,643,305       25,579,757        5,516,762   $   57,739,824
Real Estate Securities                              --               --        3,692,826   $    3,692,826

As of December 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost & unrealized for tax purposes

                                          Multi-Style      Aggressive                                        Real Estate
                                            Equity           Equity           Non-U.S.        Core Bond       Securities
--------------------------------------------------------------------------------------------------------------------------
Cost of Investments                     $  268,906,421   $  139,636,545   $  175,996,050   $  159,682,661   $  193,641,364
                                        ==============   ==============   ==============   ==============   ==============
Unrealized Appreciation                     30,201,779       29,304,054       33,749,391        4,198,239       61,536,573
Unrealized Depreciation                     (2,778,925)      (1,570,346)      (4,259,388)        (534,880)        (344,456)
                                        --------------   --------------   --------------   --------------   --------------
Net Unrealized Appreciation
 (Depreciation)                         $   27,422,854   $   27,733,708   $   29,490,003   $    3,663,359   $   61,192,117
                                        ==============   ==============   ==============   ==============   ==============
Undistributed Ordinary Income           $      648,776   $           --   $      811,104   $      746,594   $           --
Undistributed Long-Term Capital Gains
 (Capital Loss Carryforwards)              (91,188,854)      (7,535,681)     (57,739,824)          40,803       (3,692,826)
Tax Composition of Distribution:
Ordinary Income                         $    1,743,960   $      137,501   $    4,571,995   $    6,804,697   $   10,273,011
Long-Term Capital Gains                 $           --   $           --   $           --        1,206,242   $           --
Tax Return of Capital                   $           --   $           --   $           --   $           --          341,396

                                                Notes to Financial Statements 83

Russell Investment Funds

Notes to Financial Statements, continued -- December 31, 2003

--------------------------------------------------------------------------------
6.   Fund Share Transactions (Amounts in thousands)
     Share transactions for the periods ended December 31, were as follows:

                                                     Shares                            Dollars
                                            2003               2002              2003             2002
Multi-Style Equity
Proceeds from shares sold                        3,987            3,249   $       40,534   $       33,496
Proceeds from reinvestment of
 distributions                                     181              133            1,744            1,354
Payments for shares redeemed                    (1,381)          (1,757)         (13,665)         (17,425)
                                        --------------   --------------   --------------   --------------
Total net increase (decrease)                    2,787            1,625   $       28,613   $       17,425
                                        ==============   ==============   ==============   ==============
Aggressive Equity
Proceeds from shares sold                        3,825            1,859   $       43,296   $       19,608
Proceeds from reinvestment of
 distributions                                      11               --              138               --
Payments for shares redeemed                    (2,043)          (1,071)         (22,380)         (10,867)
                                        --------------   --------------   --------------   --------------
Total net increase (decrease)                    1,793              788   $       21,054   $        8,741
                                        ==============   ==============   ==============   ==============
Non-U.S.
Proceeds from shares sold                        2,604           10,287   $       21,233   $       80,040
Proceeds from reinvestment of
 distributions                                     489              341            4,572            2,455
Payments for shares redeemed                    (1,048)          (9,377)          (8,195)         (73,602)
                                        --------------   --------------   --------------   --------------
Total net increase (decrease)                    2,045            1,251   $       17,610   $        8,893
                                        ==============   ==============   ==============   ==============
Core Bond
Proceeds from shares sold                        2,229            3,385   $       23,733   $       34,958
Proceeds from reinvestment of
 distributions                                     760              699            8,011            7,176
Payments for shares redeemed                    (2,383)          (1,481)         (25,459)         (15,260)
                                        --------------   --------------   --------------   --------------
Total net increase (decrease)                      606            2,603   $        6,285   $       26,874
                                        ==============   ==============   ==============   ==============
Real Estate Securities
Proceeds from shares sold                        3,284            5,032   $       39,761   $       55,527
Proceeds from reinvestment of
 distributions                                     856              795           10,614            8,563
Payments for shares redeemed                      (806)            (998)          (9,110)         (10,491)
                                        --------------   --------------   --------------   --------------
Total net increase (decrease)                    3,334            4,829   $       41,265   $       53,599
                                        ==============   ==============   ==============   ==============

7.   Beneficial Interest
     As of December 31, 2003, the following table includes shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company was the largest client in each Fund.

          Funds             # of Shareholders          %
----------------------------------------------------------
Multi-Style Equity                  4                 89.8
Aggressive Equity                   3                 82.0
Non-U.S.                            3                 85.3
Core Bond                           3                 90.6
Real Estate Securities              3                 90.5

84 Notes to Financial Statements

Report of Independent Auditors


To the Board of Trustees and Shareholders of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Russell Investment Funds (comprised of Multi-Style Equity, Aggressive Equity, Non-U.S., Core Bond, and Real Estate Securities (the "Funds")) at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Seattle, Washington
February 5, 2004

                                               Report of Independent Auditors 85

Russell Investment Funds

Tax Information -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2003:

                       Total Long-Term
                        Capital Gains
                       ---------------
Core Bond              $     1,206,242


The Non-U.S. Fund paid foreign taxes of $416,920 and recognized $3,616,486 of foreign source income during the taxable year ended December 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0197 per share of foreign taxes paid and $0.1708 of gross income earned from foreign sources in the taxable year ended December 31, 2003.

86 Tax Information

Russell Investment Funds

Disclosure of Information about Fund Directors -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 30 funds, and Russell Investment Funds ("RIF"), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                                                                                                      in Russell
                                                                                                         Fund
                            Position(s) Held                                                            Complex         Other
                          with Fund and Length                        Principal Occupation(s) During   Overseen     Directorships
   Name, Age, Address        of Time Served       Term of Office             the Past 5 Years         by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES and INTERESTED TRUSTEE EMERITUS
----------------------------------------------------------------------------------------------------------------------------------
*George F. Russell, Jr.,  Trustee Emeritus and  Appointed until       .  Director Emeritus, FRC           35       None
 Born July 3, 1932        Chairman              successor is duly     .  Chairman Emeritus, FRIC and
                          Emeritus since 1999   elected and              RIF
 909 A Street                                   qualified             .  Chairman Emeritus, Frank
 Tacoma, Washington                                                      Russell Securities, Inc.,
 98402-1616                                                              Russell 20/20 Association,
                                                                         Frank Russell Trust
                                                                      .  Director Emeritus FRIMCo
                                                                      .  From 1984 to December 1998,
                                                                         Chairman of the Board of
                                                                         FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------------
*Lynn L. Anderson,        Trustee since 1987    Appointed until       .  Vice Chairman, FRC                35      .  Trustee, The
 Born April 22, 1939                            successor is duly     .  Chairman of the Board,                       SSgA Funds
                                                elected and              Trustee, FRIC and RIF                        (investment
 909 A Street                                   qualified             .  CEO and Chairman of the                      company)
 Tacoma, Washington                                                      Board, Russell Fund
 98402-1616                                                              Distributors, Inc. and
                          Chairman of the       Until successor is       FRIMCo
                          Board since 1999      chosen and qualified  .  Trustee, President and
                                                by trustees              Chairman of the Board, SSgA
                                                                         Funds (investment company)
                                                                      .  Director and Chairman of
                                                                         the Board, Frank Russell
                                                                         Trust Company
                                                                      .  Director, Frank Russell
                                                                         Investments (Ireland)
                                                                         Limited and Frank Russell
                                                                         Investments (Cayman) Ltd.
                                                                      .  Until October, 2002,
                                                                         President and CEO, FRIC and
                                                                         RIF
----------------------------------------------------------------------------------------------------------------------------------
*Michael J.A. Phillips,   Trustee since 2002    Appointed until       .  Chairman of the Board and         35      None
 Born January 20, 1948                          successor is duly        Director, FRC
                                                elected and           .  Trustee, FRIC and RIF
 909 A Street                                   qualified.            .  Director, FRTC and Frank
 Tacoma, Washington                                                      Russell Capital Inc.
 98402-1616                                                           .  Director/Chairman, Frank
                                                                         Russell Investments
                                                                         (Delaware), Inc.
                                                                      .  Director, Chairman of The
                                                                         Board and President,
                                                                         Russell 20/20 Association
                                                                      .  Director, Frank Russell
                                                                         Company Pty. Limited, Frank
                                                                         Russell Japan Co., Ltd.,
                                                                         Frank Russell Investments
                                                                         (Suisse), S.A., and Frank
                                                                         Russell Company Limited
                                                                      .  1990-2003, President, FRC
                                                                      .  1993-2003, CEO, FRC
----------------------------------------------------------------------------------------------------------------------------------

* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.

                               Disclosure of Information about Fund Directors 87

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                                                                                                      in Russell
                                                                                                         Fund
                            Position(s) Held                                                            Complex         Other
                          with Fund and Length                        Principal Occupation(s) During   Overseen     Directorships
   Name, Age, Address        of Time Served       Term of Office             the Past 5 Years         by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES and INDEPENDENT TRUSTEE EMERITUS
----------------------------------------------------------------------------------------------------------------------------------
Paul E. Anderson,         Trustee since 1984    Appointed until       .  1996 to present, President,       35      None
Born October 15, 1931                           successor is duly        Anderson Management Group
                                                elected and              LLC (private investments
909 A Street                                    qualified                consulting)
Tacoma, Washington
98402-1616
----------------------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.,        Trustee Emeritus      Appointed until       .  Retired since 1997                35      None
Born December 1, 1919     since 2003            successor is duly     .  Trustee of FRIC and RIF
                                                elected and              Until 2002
909 A Street                                    qualified
Tacoma, Washington
98402-1616
----------------------------------------------------------------------------------------------------------------------------------
William E. Baxter,        Trustee since 1984    Appointed until       .  Retired since 1986                35      None
Born June 8, 1925                               successor is duly
                                                elected and
909 A Street                                    qualified
Tacoma, Washington
98402-1616
----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake,         Trustee since 2000    Appointed until       .  President, Kristianne Gates       35      .  Trustee WM
Born January 22, 1954                           successor is duly        Blake, P.S. (accounting                      Group of
                                                elected and              services)                                    Funds
909 A Street                                    qualified                                                             (investment
Tacoma, Washington                                                                                                    company);
98402-1616                                                                                                         .  Director,
                                                                                                                      Avista Corp.
----------------------------------------------------------------------------------------------------------------------------------
Daniel P. Connealy,       Trustee since 2003    Appointed until       .  2001-2003, Vice President         35      .  Director,
Born June 6, 1946                               successor is duly        and Chief Financial                          Gold Bank
                                                elected and              Officer, Janus Capital                       Corporation,
909 A Street                                    qualified                Group, Inc.                                  Inc.
Tacoma, Washington                                                    .  1979-2001, Audit and
98402-1616                                                               Accounting Partner,
                                                                         PricewaterhouseCoopers LLP
                                                                      .  Retired since 2003
----------------------------------------------------------------------------------------------------------------------------------
Lee C. Gingrich,          Trustee since 1984    Appointed until       .  Retired since 1995                35      None
Born October 6, 1930                            successor is duly
                                                elected and
909 A Street                                    qualified
Tacoma, Washington
98402-1616
----------------------------------------------------------------------------------------------------------------------------------

88 Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No. of
                                                                                                      Portfolios
                                                                                                      in Russell
                                                                                                         Fund
                            Position(s) Held                                                            Complex         Other
                          with Fund and Length                        Principal Occupation(s) During   Overseen     Directorships
   Name, Age, Address        of Time Served       Term of Office             the Past 5 Years         by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES and INDEPENDENT TRUSTEE EMERITUS (continued)
----------------------------------------------------------------------------------------------------------------------------------
Eleanor W. Palmer,        Trustee since 1984    Appointed until       .  Retired since 1981                35      None
Born May 5, 1926                                successor is duly
                                                elected and
909 A Street                                    qualified
Tacoma, Washington
98402-1616
----------------------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.  Trustee since 2000    Appointed until       .  Currently, President,             35      None
Born December 21, 1955                          successor is duly        Simpson Investment Company
                                                elected and              and several additional
909 A Street                                    qualified                subsidiary companies,
Tacoma, Washington                                                       including Simpson Timber
98402-1616                                                               Company, Simpson Paper
                                                                         Company and Simpson Tacoma
                                                                         Kraft Company
----------------------------------------------------------------------------------------------------------------------------------
Julie W. Weston           Trustee since 2002    Appointed until       .  Retired since 2000                35      None
Born October 2, 1943                            successor is duly     .  1987 to 2000, Arbitrator,
                                                elected and              The American Arbitration
909 A Street                                    qualified                Association Commercial
Tacoma, Washington                                                       Panel
98402-1616                                                            .  1995 to 1999, Hearing
                                                                         Officer, University of
                                                                         Washington
                                                                      .  1987 to 2002, Director,
                                                                         Smith Barney Fundamental
                                                                         Value Fund
----------------------------------------------------------------------------------------------------------------------------------


                               Disclosure of Information about Fund Directors 89

Russell Investment Funds

Disclosure of Information about Fund Directors, continued -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                           Position(s) Held
                          With Fund and Length                           Principal Occupation(s) During the
   Name, Age, Address        of Time Served        Term of Office                   Past 5 Years
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Leonard P. Brennan,       President and Chief   Until successor is    .  President and CEO, FRIC
Born October 11, 1959     Executive Officer     chosen and qualified  .  President and CEO, RIF
                          since 2002            by Trustees           .  Director, Russell Fund Distributors,
909 A Street                                                             Inc., Frank Russell Company, S.A.,
Tacoma, Washington                                                       Frank Russell Investments (Singapore)
98402-1616                                                               Private Limited and Frank Russell
                                                                         Investments (UK) Limited
                                                                      .  Director, President and CEO, FRIMCo
                                                                      .  Director and COO, Frank Russell
                                                                         Company Limited and Russell Systems
                                                                         Limited
                                                                      .  President, Russell Insurance Agency,
                                                                         Inc.
                                                                      .  1999 to present, Managing Director of
                                                                         Individual Investor Services of FRC
--------------------------------------------------------------------------------------------------------------
Mark E. Swanson,          Treasurer and Chief   Until successor is    .  Treasurer and Chief Accounting
Born November 26, 1963    Accounting Officer    chosen and qualified     Officer, FRIC and RIF 1998 to
                          since 1998            by Trustees              present,
909 A Street                                                          .  Director, Funds Administration,
Tacoma, Washington                                                       FRIMCo and Frank Russell Trust
98402-1616                                                               Company
                                                                      .  Treasurer, SSgA Funds (investment
                                                                         company);
                                                                      .  Manager, Funds Accounting and Taxes,
                                                                         Russell Fund Distributors, Inc.
                                                                      .  April 1996 to August 1998, Assistant
                                                                         Treasurer, FRIC and RIF; November
                                                                         1995 to July 1998, Assistant
                                                                         Secretary, SSgA Funds; February 1997
                                                                         to July 1998, Manager, Funds
                                                                         Accounting and Taxes, FRIMCo
--------------------------------------------------------------------------------------------------------------
Randall P. Lert,          Director of           Until removed by      .  Director of Investments, FRIC and RIF
Born October 3, 1953      Investments since     Trustees              .  Chief Portfolio Strategist, FRIMCo
                          1991                                        .  Chief Investment Officer, Frank
909 A Street                                                             Russell Trust Company
Tacoma, Washington                                                    .  Director, FRIMCo and Frank Russell
98402-1616                                                               Fund Distributors, Inc.
--------------------------------------------------------------------------------------------------------------
Karl J. Ege,              Secretary and         Until removed by      .  Secretary and General , FRIC, RIF,
Born October 8, 1941      General Counsel       Trustees                 FRIMCo, Frank Russell Trust Company
                          since 1994                                     and Russell Fund Distributors, Inc.
909 A Street                                                          .  Director, Secretary and General
Tacoma, Washington                                                       Counsel, Frank Russell Capital Inc.
98402-1616                                                            .  Director and Secretary, Russell 20-20
                                                                         Association
--------------------------------------------------------------------------------------------------------------
Mark D. Amberson,         Director of           Until removed by      .  Director of Short-Term Investment
Born July 20, 1960        Short-Term            Trustees                 Funds, FRIC, RIF, FRIMCo and Frank
                          Investment Funds                               Russell Trust Company
909 A Street              since 2001                                  .  From 1991 to 2001, Portfolio Manager,
Tacoma, Washington                                                       FRIC, RIF, FRIMCo and Frank Russell
98402-1616                                                               Trust Company
--------------------------------------------------------------------------------------------------------------

90 Disclosure of Information about Fund Directors

Russell Investment Funds

Matter Submitted to a Vote of Shareholders -- December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Funds ("the Investment Company") held at 909 A Street, Tacoma, Washington on October 3, 2003.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter
----------------------------------------------------------------

1. Election of Trustees.
Vote:
-----

                                   For                           Withheld
                              --------------                   -------------
Michael J.A. Phillips         79,759,415.080                   2,967,650.647
Daniel P. Connealy            79,737,804.729                   2,989,260.998
Julie W. Weston               79,630,184.756                   3,096,880.971

2. To approve a change in the Funds' fundamental investment objective.
Vote:
-----

                                   For            Against         Abstain
                              --------------   -------------   -------------
Multi-Style Equity Fund       21,083,534.108   1,455,309.307     565,683.693
Aggressive Equity Fund         9,391,749.804     695,801.196     244,674.439
Non-U.S. Fund                 17,453,865.110   1,332,495.105     564,872.913
Core Bond Fund                12,374,537.599     764,093.015     454,481.612
Real Estate Securities Fund   14,987,976.460   1,117,465.681     312,525.685

3. To reclassify the Funds' investment objective from fundamental to non-fundamental.
Vote:
-----

                                   For            Against         Abstain
                              --------------   -------------   -------------
Multi-Style Equity Fund       20,364,767.024   2,075,682.151     664,077.933
Aggressive Equity Fund         8,836,621.180   1,192,379.505     303,224.754
Non-U.S. Fund                 16,907,981.142   1,842,465.142     600,786.844
Core Bond Fund                12,177,508.357     983,412.759     432,191.110
Real Estate Securities Fund   14,595,675.330   1,462,184.080     360,108.416

                                   Matter Submitted to a Vote of Shareholders 91

Russell Investment Funds
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Trustees
   Lynn L. Anderson, Chairman
   Paul E. Anderson
   William E. Baxter
   Kristianne Blake
   Daniel P. Connealy
   Lee C. Gingrich
   Eleanor W. Palmer
   Michael J.A. Phillips
   Raymond P. Tennison, Jr.
   Julie W. Weston

Trustees Emeritus
   George F. Russell, Jr.
   Paul Anton, PhD

Officers
   Lynn L. Anderson, Chairman of the Board
   Leonard P. Brennan, President and Chief Executive Officer
   Karl J. Ege, Secretary and General Counsel
   Mark E. Swanson, Treasurer and Chief Accounting Officer
   Mark D. Amberson, Director of Short Term Investment Funds
   Randall P. Lert, Director of Investments
   Noel Lamb, Director of Investment Management and Research -- North America Sharon L. Hammel, Director of Portfolio Implementation
   Traci A. Jones, Manager of Portfolio Implementation
   Gregory J. Lyons, Assistant Secretary and Associate General Counsel
   Mary Beth Rhoden, Assistant Secretary
   Margaret A. Foster, Assistant Secretary
   Greg S. Korte, Assistant Treasurer
   David J. Craig, Assistant Treasurer
   Bruce S. C. Dunn, Assistant Treasurer

Manager, Transfer and Dividend Paying Agent
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, WA 98402

Consultant
   Frank Russell Company
   909 A Street
   Tacoma, WA 98402

Custodian
   State Street Bank and Trust Company
   Allan Forbes Building
   150 Newport Avenue AFB35
   North Quincy, MA 02171

Office of Shareholder Inquiries
   909 A Street
   Tacoma, WA 98402
   (800) 787-7354

Legal Counsel
   Stradley, Ronon, Stevens & Young, LLP
   2600 One Commerce Square
   Philadelphia, PA 19103-7098

Distributor
   Russell Fund Distributors, Inc.
   909 A Street
   Tacoma, WA 98402

Independent Auditors
   PricewaterhouseCoopers LLP
   1420 5th Avenue
   Suite 1900
   Seattle, WA 98101

Money Managers
   Multi-Style Equity Fund
   Alliance Capital Management L.P., through its Bernstein
      Investment Research and Management Unit, New York, NY
   Ark Asset Management Co., Inc., New York, NY
   Barclays Global Fund Advisors, San Francisco, CA
   Brandywine Asset Management, LLC, Wilmington, DE
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Montag & Caldwell, Inc., Atlanta, GA
   Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
   CapitalWorks Investment Partners, LLC, San Diego, CA
   David J. Greene and Company, LLC, New York, NY
   Geewax, Terker & Company, Chadds Ford, PA
   Goldman Sachs Asset Management, L.P., New York, NY
   Jacobs Levy Equity Management, Inc., Florham Park, NJ
   Suffolk Capital Management, LLC, New York, NY
   Systematic Financial Management, L.P., Teaneck, NJ
   TimesSquare Capital Management, Inc., New York, NY

92 Manager, Money Managers and Service Providers

Russell Investment Funds
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------
Non-U.S. Fund
   AQR Capital Management, LLC, New York, NY
   Fidelity Management & Research Company, Boston, MA
   Oechsle International Advisors, LLC, Boston, MA
   The Boston Company Asset Management, LLC, Boston, MA

Core Bond Fund
   Pacific Investment Management Company LLC, Newport Beach, CA
   TimesSquare Capital Management, Inc., New York, NY

Real Estate Securities Fund
   AEW Management and Advisors, L.P., Boston, MA
   INVESCO Realty Advisors, a division of INVESCO
      Institutional (N.A.), Inc., Dallas, TX
   RREEF America L.L.C., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                                Manager, Money Managers and Service Providers 93

[LOGO OF RUSSELL]

Russell Investment Funds
909 A Street
Tacoma, Washington 98402
253-627-7001
800-787-7354
Fax: 253-591-3495
                                                               36-08-023 (12/03)
`www.russell.com

                                    [GRAPHIC]




                Annual Report December 31, 2003

                NML Variable Annuity Account B

                Financial Statements

              NML Variable Annuity Account B Financial Statements


                               Table of Contents

                 NML Variable Annuity Account B

                     Statement of Assets and Liabilities..  1

                     Statements of Operations.............  2

                     Statements of Changes in Equity......  4

                     Financial Highlights.................  6

                     Notes to Financial Statements........  8

                     Report of Independent Auditors....... 12

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities
December 31, 2003
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     95,296 shares (cost $173,951)......................................... $  184,493
    T. Rowe Price Small Cap Value
     52,401 shares (cost $56,285)..........................................     67,492
    Aggressive Growth Stock
     265,109 shares (cost $1,093,932)......................................    721,625
    International Growth
     25,654 shares (cost $22,739)..........................................     27,988
    Franklin Templeton International Equity
     325,368 shares (cost $418,368)........................................    459,419
    AllianceBernstein Mid Cap Value
     5,300 shares (cost $6,271)............................................      6,970
    Index 400 Stock
     149,209 shares (cost $166,566)........................................    190,242
    Janus Capital Appreciation
     3,267 shares (cost $3,585)............................................      3,907
    Growth Stock
     195,388 shares (cost $382,931)........................................    365,961
    Large Cap Core Stock
     247,594 shares (cost $342,427)........................................    263,935
    Capital Guardian Domestic Equity
     65,894 shares (cost $57,353)..........................................     66,224
    T. Rowe Price Equity Income
     9,099 shares (cost $10,216)...........................................     11,092
    Index 500 Stock
     372,190 shares (cost $871,922)........................................  1,014,218
    Asset Allocation
     105,017 shares (cost $96,873).........................................    106,907
    Balanced
     1,273,095 shares (cost $2,086,757)....................................  2,356,498
    High Yield Bond
     187,248 shares (cost $148,709)........................................    135,755
    Select Bond
     381,113 shares (cost $460,350)........................................    480,964
    Money Market
     251,688 shares (cost $251,688)........................................    251,688
   Fidelity VIP Mid Cap Portfolio
      415 shares (cost $9,190).............................................      9,956
   Russell Investment Funds
    Multi-Style Equity
     7,741 shares (cost $100,522)..........................................     89,487
    Aggressive Equity
     3,878 shares (cost $45,698)...........................................     52,239
    Non-U.S.
     5,638 shares (cost $48,773)...........................................     55,023
    Core Bond
     6,792 shares (cost $70,280)...........................................     71,112
    Real Estate Securities
     8,407 shares (cost $93,845)...........................................    115,258 $7,108,453
                                                                            ----------
   Due from Northwestern Mutual Life Insurance Company.....................                   665
                                                                                       ----------
      Total Assets.........................................................            $7,109,118
                                                                                       ==========
Liabilities
  Due to Participants......................................................            $   10,905
  Due to Northwestern Mutual Life Insurance Company........................                   616
                                                                                       ----------
      Total Liabilities....................................................                11,521
                                                                                       ----------
Equity
  Contracts Issued Prior to December 17, 1981..............................                80,524
  Contracts Issued After December 16, 1981 and Prior to March 31, 1995.....             3,475,468
  Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000:
   Front Load Version......................................................               718,510
   Back Load Version.......................................................             1,724,570
  Contracts Issued On or After March 31, 2000:
   Front Load Version......................................................               427,076
   Back Load Version.......................................................               638,520
  Contracts Issued On or After June 30, 2000:
   Fee-Based Version.......................................................                32,929
                                                                                       ----------
      Total Equity.........................................................             7,097,597
                                                                                       ----------
      Total Liabilities and Equity.........................................            $7,109,118
                                                                                       ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division.................      --     (1,608)       (1,608)
T. Rowe Price Small Cap Value Division..........      --       (511)         (511)
Aggressive Growth Stock Division................      --     (7,517)       (7,517)
International Growth Division...................     175       (168)            7
Franklin Templeton International Equity Division   6,745     (4,185)        2,560
AllianceBernstein Mid Cap Value Division #......      25        (20)            5
Index 400 Stock Division........................   1,096     (1,582)         (486)
Janus Capital Appreciation Division #...........       1        (13)          (12)
Growth Stock Division...........................   2,700     (3,580)         (880)
Large Cap Core Stock Division...................   2,289     (2,579)         (290)
Capital Guardian Domestic Equity Division.......     877       (467)          410
T. Rowe Price Equity Income Division #..........     100        (31)           69
Index 500 Stock Division........................  12,968     (9,782)        3,186
Asset Allocation Division.......................   1,740       (786)          954
Balanced Division...............................  70,083    (25,358)       44,725
High Yield Bond Division........................     250     (1,194)         (944)
Select Bond Division............................  19,000     (5,202)       13,798
Money Market Division...........................   3,891     (3,309)          582
Fidelity VIP Mid Cap Division #.................      --        (30)          (30)
Russell Multi-Style Equity Division.............     500       (668)         (168)
Russell Aggressive Equity Division..............      43       (356)         (313)
Russell Non-U.S. Division.......................   1,210       (392)          818
Russell Core Bond Division......................   2,349       (595)        1,754
Russell Real Estate Securities Division.........   4,684       (890)        3,794

Year Ended December 31, 2002
Small Cap Growth Stock Division.................     243     (1,639)       (1,396)
T. Rowe Price Small Cap Value Division..........     189       (283)          (94)
Aggressive Growth Stock Division................     711     (8,554)       (7,843)
International Growth Division...................      55        (68)          (13)
Franklin Templeton International Equity Division   8,803     (4,601)        4,202
Index 400 Stock Division........................   1,113     (1,425)         (312)
Growth Stock Division...........................   4,341     (4,063)          278
Large Cap Core Stock Division...................   2,718     (3,139)         (421)
Capital Guardian Domestic Equity Division.......     403       (239)          164
Index 500 Stock Division........................  13,368    (10,816)        2,552
Asset Allocation Division.......................     858       (343)          515
Balanced Division...............................  86,544    (26,336)       60,208
High Yield Bond Division........................  10,344     (1,030)        9,314
Select Bond Division............................  17,193     (4,042)       13,151
Money Market Division...........................   5,161     (3,286)        1,875
Russell Multi-Style Equity Division.............     392       (627)         (235)
Russell Aggressive Equity Division..............      --       (312)         (312)
Russell Non-U.S. Division.......................     634       (373)          261
Russell Core Bond Division......................   1,404       (443)          961
Russell Real Estate Securities Division.........   3,185       (582)        2,603

# The initial investment in this Division was made on May 1, 2003.


    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

   Realized and Unrealized Gain (Loss) on Investments
 ------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity
 ------------------------------------------------------------------------------

     (3,409)               47,755               44,346            42,738
        413                14,758               15,171            14,660
    (53,175)              199,264              146,089           138,572
        491                 5,700                6,191             6,198
       (571)              127,518              126,947           129,507
        150                   699                  849               854
     (1,720)               47,596               45,876            45,390
         40                   323                  363               351
     (5,981)               61,648               55,667            54,787
    (15,249)               64,715               49,466            49,176
       (590)               14,455               13,865            14,275
         87                   876                  963             1,032
      3,818               208,592              212,410           215,596
       (211)               13,792               13,581            14,535
      6,085               287,407              293,492           338,217
     (7,423)               36,424               29,001            28,057
     16,155                (9,480)               6,675            20,473
         --                    --                   --               582
        480                   766                1,246             1,216
     (4,360)               22,151               17,791            17,623
     (1,142)               15,076               13,934            13,621
     (1,021)               14,200               13,179            13,997
      2,086                  (701)               1,385             3,139
        851                22,465               23,316            27,110

     (5,535)              (27,073)             (32,608)          (34,004)
        437                (4,144)              (3,707)           (3,801)
    (53,572)             (126,102)            (179,674)         (187,517)
       (680)                 (456)              (1,136)           (1,149)
    (14,182)              (63,325)             (77,507)          (73,305)
     (2,603)              (21,786)             (24,389)          (24,701)
     (7,440)              (85,606)             (93,046)          (92,768)
    (24,585)              (78,546)            (103,131)         (103,552)
       (233)               (6,050)              (6,283)           (6,119)
     24,486              (289,005)            (264,519)         (261,967)
       (481)               (4,049)              (4,530)           (4,015)
      4,176              (275,406)            (271,230)         (211,022)
     (8,449)               (5,292)             (13,741)           (4,427)
      3,991                22,513               26,504            39,655
         --                    --                   --             1,875
     (5,728)              (12,334)             (18,062)          (18,297)
     (1,524)               (5,516)              (7,040)           (7,352)
     (6,439)                  541               (5,898)           (5,637)
      1,809                 1,039                2,848             3,809
        734                (3,135)              (2,401)              202

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                         Operations
                                                  -------------------------------------------------------
                                                                                 Net          Increase
                                                                              Change in     (Decrease) in
                                                       Net          Net       Unrealized   Equity Derived
                                                   Investment    Realized    Appreciation  from Investment
                                                  Income (Loss) Gain (Loss) (Depreciation)    Activity
----------------------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division..................    (1,608)       (3,409)       47,755         42,738
T. Rowe Price Small Cap Value Division...........      (511)          413        14,758         14,660
Aggressive Growth Stock Division.................    (7,517)      (53,175)      199,264        138,572
International Growth Division....................         7           491         5,700          6,198
Franklin Templetion International Equity Division     2,560          (571)      127,518        129,507
AllianceBernstein Mid Cap Value Division #.......         5           150           699            854
Index 400 Stock Division.........................      (486)       (1,720)       47,596         45,390
Janus Capital Appreciation Division #............       (12)           40           323            351
Growth Stock Division............................      (880)       (5,981)       61,648         54,787
Large Cap Core Stock Division....................      (290)      (15,249)       64,715         49,176
Capital Guardian Domestic Equity Division........       410          (590)       14,455         14,275
T. Rowe Price Equity Income Division #...........        69            87           876          1,032
Index 500 Stock Division.........................     3,186         3,818       208,592        215,596
Asset Allocation Division........................       954          (211)       13,792         14,535
Balanced Division................................    44,725         6,085       287,407        338,217
High Yield Bond Division.........................      (944)       (7,423)       36,424         28,057
Select Bond Division.............................    13,798        16,155        (9,480)        20,473
Money Market Division............................       582            --            --            582
Fidelity VIP Mid Cap Division #..................       (30)          480           766          1,216
Russell Multi-Style Equity Division..............      (168)       (4,360)       22,151         17,623
Russell Aggressive Equity Division...............      (313)       (1,142)       15,076         13,621
Russell Non-U.S. Division........................       818        (1,021)       14,200         13,997
Russell Core Bond Division.......................     1,754         2,086          (701)         3,139
Russell Real Estate Securities Division..........     3,794           851        22,465         27,110

Year Ended December 31, 2002
Small Cap Growth Stock Division..................    (1,396)       (5,535)      (27,073)       (34,004)
T. Rowe Price Small Cap Value Division...........       (94)          437        (4,144)        (3,801)
Aggressive Growth Stock Division.................    (7,843)      (53,572)     (126,102)      (187,517)
International Growth Division....................       (13)         (680)         (456)        (1,149)
Franklin Templetion International Equity Division     4,202       (14,182)      (63,325)       (73,305)
Index 400 Stock Division.........................      (312)       (2,603)      (21,786)       (24,701)
Growth Stock Division............................       278        (7,440)      (85,606)       (92,768)
Large Cap Core Stock Division....................      (421)      (24,585)      (78,546)      (103,552)
Capital Guardian Domestic Equity Division........       164          (233)       (6,050)        (6,119)
Index 500 Stock Division.........................     2,552        24,486      (289,005)      (261,967)
Asset Allocation Division........................       515          (481)       (4,049)        (4,015)
Balanced Division................................    60,208         4,176      (275,406)      (211,022)
High Yield Bond Division.........................     9,314        (8,449)       (5,292)        (4,427)
Select Bond Division.............................    13,151         3,991        22,513         39,655
Money Market Division............................     1,875            --            --          1,875
Russell Multi-Style Equity Division..............      (235)       (5,728)      (12,334)       (18,297)
Russell Aggressive Equity Division...............      (312)       (1,524)       (5,516)        (7,352)
Russell Non-U.S. Division........................       261        (6,439)          541         (5,637)
Russell Core Bond Division.......................       961         1,809         1,039          3,809
Russell Real Estate Securities Division..........     2,603           734        (3,135)           202

# The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

                          Equity Transactions                                            Equity
-----------------------------------------------------------------------            -------------------
                                                            Increase
                                  Transfers  Transfers   (Decrease) in     Net
  Contract            Surrenders  from Other  to Other   Equity Derived  Increase  Beginning   End
  Owners'    Annuity      and     Divisions  Divisions    from Equity   (Decrease)    of        of
Net Payments Payments Other (net) or Sponsor or Sponsor   Transactions  in Equity   Period    Period
------------------------------------------------------------------------------------------------------

   14,726       (151)    (9,933)     69,218     (67,120)       6,740       49,478    134,868   184,346
    8,681        (70)    (2,903)     51,736     (41,084)      16,360       31,020     36,313    67,333
   33,410       (571)   (46,167)     85,708    (114,600)     (42,220)      96,352    624,719   721,071
    5,886        (21)      (778)     33,530     (27,247)      11,370       17,568     10,427    27,995
   24,915       (421)   (27,684)    408,566    (417,678)     (12,302)     117,205    341,712   458,917
    1,245         (2)      (163)      7,582      (2,545)       6,117        6,971         --     6,971
   17,085       (174)   (10,159)     86,560     (79,522)      13,790       59,180    130,775   189,955
      941         (1)       (35)      4,198      (1,549)       3,554        3,905         --     3,905
   24,913       (327)   (23,331)     79,388     (88,397)      (7,754)      47,033    318,513   365,546
   14,652       (509)   (19,041)     42,122     (50,966)     (13,742)      35,434    228,310   263,744
    9,412        (49)    (2,625)     58,359     (47,282)      17,815       32,090     33,924    66,014
    2,229         (2)      (133)     10,294      (2,305)      10,083       11,115         --    11,115
   53,890     (1,500)   (64,810)    154,276    (166,989)     (25,133)     190,463    822,199 1,012,662
   18,919       (145)    (4,821)     62,819     (37,499)      39,273       53,808     53,008   106,816
  103,981     (6,697)  (159,101)    164,301    (174,358)     (71,874)     266,343  2,085,446 2,351,789
   12,450       (236)    (8,822)     71,644     (64,175)      10,861       38,918     96,705   135,623
   64,225       (952)   (39,252)    221,267    (242,882)       2,406       22,879    457,348   480,227
   64,300       (340)   (82,387)    543,846    (617,860)     (92,441)     (91,859)   343,581   251,722
    1,687         (2)       (60)     19,450     (12,337)       8,738        9,954         --     9,954
   12,107        (88)    (5,644)     67,180     (60,814)      12,741       30,364     58,798    89,162
    4,950        (28)    (2,507)     36,064     (28,445)      10,034       23,655     28,521    52,176
    6,127        (37)    (2,958)     42,150     (39,933)       5,349       19,346     35,522    54,868
   12,697       (118)    (6,305)     67,948     (63,866)      10,356       13,495     57,126    70,621
   13,995       (124)    (5,799)     67,382     (56,947)      18,507       45,617     69,448   115,065

   16,943       (231)   (11,000)     63,075     (71,994)      (3,207)     (37,211)   172,079   134,868
    7,338        (30)    (1,864)     51,445     (25,617)      31,272       27,471      8,842    36,313
   42,107       (659)   (52,395)     82,500    (135,952)     (64,399)    (251,916)   876,635   624,719
    3,433         (9)      (682)     29,000     (23,061)       8,681        7,532      2,895    10,427
   26,496       (487)   (32,164)    948,474    (993,361)     (51,042)    (124,347)   466,059   341,712
   19,886       (181)    (8,880)     89,562     (74,996)      25,391          690    130,085   130,775
   31,827       (544)   (28,316)     73,282     (99,166)     (22,917)    (115,685)   434,198   318,513
   20,028       (627)   (23,673)     41,225     (73,119)     (36,166)    (139,718)   368,028   228,310
    8,476        (45)    (1,596)     42,877     (19,868)      29,844       23,725     10,199    33,924
   63,045     (1,762)   (76,932)    133,445    (192,055)     (74,259)    (336,226) 1,158,425   822,199
   16,761        (73)    (2,724)     47,719     (17,221)      44,462       40,447     12,561    53,008
  117,016     (6,625)  (182,433)    137,948    (222,727)    (156,821)    (367,843) 2,453,289 2,085,446
    9,059       (238)    (8,568)     28,335     (31,776)      (3,188)      (7,615)   104,320    96,705
   51,073       (768)   (33,418)    213,378    (132,886)      97,379      137,034    320,314   457,348
   83,874       (391)   (96,728)  1,206,671  (1,160,338)      33,088       34,963    308,618   343,581
    9,510       (101)    (4,478)     49,127     (51,172)       2,886      (15,411)    74,209    58,798
    3,664        (29)    (2,112)     20,386     (20,425)       1,484       (5,868)    34,389    28,521
    5,602        (41)    (3,199)    105,220    (107,082)         500       (5,137)    40,659    35,522
    9,826       (105)    (4,624)     48,940     (42,479)      11,558       15,367     41,759    57,126
   11,817        (95)    (4,152)     66,457     (44,904)      29,123       29,325     40,123    69,448

                                                 NML Variable Annuity Account B

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)

                                                                 Dividend
                                                               Income as a % Expense Ratio,
                                           Unit Value(3),       of Average     Lowest to     Total Return(4),
Division                                  Lowest to Highest     Net Assets      Highest      Lowest to Highest
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $0.767165 to $2.035993     0.00%     0.35% to 1.25%   31.41%  to  32.59%
  Year Ended 12/31/02.................. $0.686471 to $1.536295     0.16%     0.35% to 1.25% (19.44%) to (18.71%)
  Year Ended 12/31/01.................. $0.844471 to $1.890848     0.01%     0.35% to 1.25%  (4.97%) to  (4.10%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/03.................. $1.119619 to $1.298296     0.00%     0.35% to 1.25%   33.48%  to  34.68%
  Year Ended 12/31/02.................. $0.943905 to $0.956015     0.67%     0.35% to 1.25%  (6.75%) to  (5.91%)
  Period Ended 12/31/01................ $1.012260 to $1.016079     0.42%     0.35% to 1.25%    1.23%  to   1.61%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $0.582765 to $4.610685     0.00%     0.35% to 1.25%   23.15%  to  24.26%
  Year Ended 12/31/02.................. $0.564112 to $3.725431     0.10%     0.35% to 1.25% (22.13%) to (21.43%)
  Year Ended 12/31/01.................. $0.719033 to $4.760371    22.63%     0.35% to 1.25% (20.88%) to (20.16%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $0.951794 to $1.103798     0.99%     0.35% to 1.25%   37.27%  to  38.50%
  Year Ended 12/31/02.................. $0.780276 to $0.790292     0.72%     0.35% to 1.25% (13.42%) to (12.64%)
  Period Ended 12/31/01................ $0.901258 to $0.904664     0.00%     0.35% to 1.25%  (9.87%) to  (9.53%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $0.812786 to $2.282107     1.77%     0.35% to 1.25%   38.72%  to  39.97%
  Year Ended 12/31/02.................. $0.688942 to $1.636881     2.11%     0.35% to 1.25% (18.43%) to (17.69%)
  Year Ended 12/31/01.................. $0.837038 to $1.996677    11.09%     0.35% to 1.25% (15.07%) to (14.30%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................ $1.278131 to $1.331554     1.07%     0.35% to 1.25%   32.05%  to  32.84%
Index 400 Stock
  Year Ended 12/31/03.................. $0.973657 to $1.487736     0.72%     0.35% to 1.25%   33.34%  to  34.54%
  Year Ended 12/31/02.................. $0.870423 to $1.106344     0.81%     0.35% to 1.25% (15.60%) to (14.84%)
  Year Ended 12/31/01.................. $1.023646 to $1.299809     1.27%     0.35% to 1.25%  (1.90%) to  (1.01%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................ $1.150894 to $1.199010     0.09%     0.35% to 1.25%   18.91%  to  19.62%
Growth Stock
  Year Ended 12/31/03.................. $0.607527 to $2.369404     0.81%     0.35% to 1.25%   17.47%  to  18.53%
  Year Ended 12/31/02.................. $0.616498 to $2.006974     1.16%     0.35% to 1.25% (21.81%) to (21.11%)
  Year Ended 12/31/01.................. $0.782628 to $2.554121     4.47%     0.35% to 1.25% (15.29%) to (14.52%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $0.597703 to $1.929029     0.97%     0.35% to 1.25%   22.51%  to  23.62%
  Year Ended 12/31/02.................. $0.581563 to $1.566688     0.96%     0.35% to 1.25% (29.09%) to (28.45%)
  Year Ended 12/31/01.................. $0.814020 to $2.198364     3.62%     0.35% to 1.25%  (8.92%) to  (8.10%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $0.892738 to $1.035954     1.86%     0.35% to 1.25%   32.74%  to  33.94%
  Year Ended 12/31/02.................. $0.756787 to $0.766519     1.62%     0.35% to 1.25% (22.22%) to (21.52%)
  Period Ended 12/31/01................ $0.973004 to $0.976685     0.74%     0.35% to 1.25%  (2.70%) to  (2.33%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................ $1.186753 to $1.236357     2.76%     0.35% to 1.25%   22.61%  to  23.35%
Index 500 Stock
  Year Ended 12/31/03.................. $0.642741 to $4.019699     1.47%     0.35% to 1.25%   26.84%  to  27.99%
  Year Ended 12/31/02.................. $0.604035 to $3.153233     1.38%     0.35% to 1.25% (23.04%) to (22.34%)
  Year Ended 12/31/01.................. $0.779001 to $4.076752     4.50%     0.35% to 1.25% (12.98%) to (12.19%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $0.913778 to $1.059291     2.22%     0.35% to 1.25%   19.13%  to  20.21%
  Year Ended 12/31/02.................. $0.863125 to $0.874209     2.44%     0.35% to 1.25% (11.37%) to (10.57%)
  Period Ended 12/31/01................ $0.973862 to $0.977539     1.19%     0.35% to 1.25%  (2.61%) to  (2.25%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

 Financial Highlights

(For a unit outstanding during the period)

                                                         Dividend
                                                       Income as a % Expense Ratio,
                                   Unit Value(3),       of Average     Lowest to     Total Return(4),
Division                          Lowest to Highest     Net Assets      Highest      Lowest to Highest
--------------------------------------------------------------------------------------------------------
Balanced
  Year Ended 12/31/03......... $0.843358 to $ 8.370146     3.21%     0.35% to 1.25%   16.53%  to  17.58%
  Year Ended 12/31/02......... $0.862735 to $ 7.147092     3.85%     0.35% to 1.25%  (8.68%) to  (7.86%)
  Year Ended 12/31/01......... $0.937735 to $ 7.787723     7.84%     0.35% to 1.25%  (4.36%) to  (3.49%)
High Yield Bond
  Year Ended 12/31/03......... $0.908491 to $ 1.905353     0.21%     0.35% to 1.25%   27.46%  to  28.61%
  Year Ended 12/31/02......... $0.972766 to $ 1.487426    10.35%     0.35% to 1.25%  (4.10%) to  (3.23%)
  Year Ended 12/31/01......... $1.006773 to $ 1.543249    10.48%     0.35% to 1.25%    3.72%  to   4.66%
Select Bond
  Year Ended 12/31/03......... $1.154879 to $10.687503     3.85%     0.35% to 1.25%    4.18%  to   5.12%
  Year Ended 12/31/02......... $1.312499 to $10.207276     4.44%     0.35% to 1.25%   10.70%  to  11.70%
  Year Ended 12/31/01......... $1.175057 to $ 9.174827     5.43%     0.35% to 1.25%    8.99%  to   9.98%
Money Market
  Year Ended 12/31/03......... $0.916015 to $ 3.052383     1.25%     0.35% to 1.25%   (0.02%) to   0.88%
  Year Ended 12/31/02......... $1.081393 to $ 3.037822     1.64%     0.35% to 1.25%    0.39%  to   1.30%
  Year Ended 12/31/01......... $1.067537 to $ 3.010839     3.71%     0.35% to 1.25%    2.62%  to   3.55%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03....... $1.350258 to $ 1.406699     0.00%     0.35% to 1.25%   39.50%  to  40.34%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.601990 to $11.740732     0.71%     0.35% to 1.25%   27.26%  to  28.41%
  Year Ended 12/31/02......... $0.574187 to $ 0.613006     0.60%     0.35% to 1.25% (24.14%) to (23.46%)
  Year Ended 12/31/01......... $0.751294 to $ 0.801293     2.32%     0.35% to 1.25% (15.28%) to (14.51%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $0.878142 to $13.489469     0.11%     0.35% to 1.25%   43.79%  to  45.09%
  Year Ended 12/31/02......... $0.727980 to $ 0.857996     0.00%     0.35% to 1.25% (20.06%) to (19.34%)
  Year Ended 12/31/01......... $0.903873 to $ 1.064253     0.11%     0.35% to 1.25%  (3.58%) to  (2.71%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.640701 to $10.238075     2.95%     0.35% to 1.25%   37.07%  to  38.30%
  Year Ended 12/31/02......... $0.557227 to $ 0.699179     1.63%     0.35% to 1.25% (16.20%) to (15.44%)
  Year Ended 12/31/01......... $0.659991 to $ 0.827309     0.58%     0.35% to 1.25% (23.00%) to (22.30%)
Russell Core Bond
  Year Ended 12/31/03......... $1.016235 to $12.042920     3.69%     0.35% to 1.25%    4.83%  to   5.78%
  Year Ended 12/31/02......... $1.217720 to $ 1.256188     2.84%     0.35% to 1.25%    7.49%  to   8.46%
  Year Ended 12/31/01......... $1.132872 to $ 1.158815     5.78%     0.35% to 1.25%    6.07%  to   7.03%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.361016 to $15.969751     5.37%     0.35% to 1.25%   35.51%  to  36.73%
  Year Ended 12/31/02......... $1.261665 to $ 1.375137     5.38%     0.35% to 1.25%    2.51%  to   3.44%
  Year Ended 12/31/01......... $1.220071 to $ 1.331406     5.27%     0.35% to 1.25%    6.49%  to   7.46%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements


                                                 NML Variable Annuity Account B

 Notes to Financial Statements


NML Variable Annuity Account B
December 31, 2003

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves, included in equity, are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3.5% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- --------
           Small Cap Growth Stock................. $ 16,061  $ 10,687
           T. Rowe Price Small Cap Value..........   19,545     3,525
           Aggressive Growth Stock................   35,192    84,722
           International Growth...................   12,508     1,136
           Franklin Templeton International Equity   32,924    42,621
           AllianceBernstein Mid Cap Value........    6,370       190
           Index 400 Stock........................   24,858    11,170
           Janus Capital Appreciation.............    3,612        60
           Growth Stock...........................   28,633    37,118
           Large Cap Core Stock...................   17,783    31,728
           Capital Guardian Domestic Equity.......   21,568     3,138
           T. Rowe Price Equity Income............   10,423       245
           Index 500 Stock........................   74,787    91,830
           Asset Allocation.......................   46,612     6,376
           Balanced...............................  182,844   208,048
           High Yield Bond........................   20,042     9,926
           Select Bond............................   99,452    71,866
           Money Market...........................   73,845   165,989
           Fidelity VIP Mid Cap...................    9,078       367
           Russell Multi-Style Equity.............   18,758     5,864
           Russell Aggressive Equity..............   12,515     2,732
           Russell Non-U.S........................    9,475     3,161
           Russell Core Bond......................   20,707     6,747
           Russell Real Estate Securities.........   29,283     6,829

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of .75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a ..5% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .4% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5% annual rates, respectively.

NML Variable Annuity Account B

 Notes to Financial Statements



For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .5% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed .75% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                                      Net
                                                   Units   Units    Increase
                                                   Issued Redeemed (Decrease)
  ---------------------------------------------------------------------------

  Year Ended December 31, 2003
  Small Cap Growth Stock Division................. 12,413   7,485     4,928
  T. Rowe Price Small Cap Value Division.......... 17,837   3,250    14,587
  Aggressive Growth Stock Division................ 13,472  23,761   (10,289)
  International Growth Division................... 13,933   1,311    12,622
  Franklin Templeton International Equity Division 18,457  22,505    (4,048)
  AllianceBernstein Mid Cap Value Division #......  5,376     155     5,221
  Index 400 Stock Division........................ 20,933   9,708    11,225
  Janus Capital Appreciation Division #...........  3,306      54     3,252
  Growth Stock Division........................... 17,435  17,658      (223)
  Large Cap Core Stock Division................... 11,138  18,681    (7,543)
  Capital Guardian Domestic Equity Division....... 24,526   3,725    20,801
  T. Rowe Price Equity Income Division #..........  9,191     214     8,977
  Index 500 Stock Division........................ 25,545  27,128    (1,583)
  Asset Allocation Division....................... 48,073   6,912    41,161
  Balanced Division............................... 39,704  37,065     2,639
  High Yield Bond Division........................ 14,365   6,349     8,016
  Select Bond Division............................ 22,715  14,472     8,243
  Money Market Division........................... 39,566  86,130   (46,564)
  Fidelity VIP Mid Cap Division #.................  7,401     318     7,083
  Russell Multi-Style Equity Division............. 27,838   8,898    18,940
  Russell Aggressive Equity Division.............. 12,162   2,777     9,385
  Russell Non-U.S. Division....................... 11,397   4,393     7,004
  Russell Core Bond Division...................... 13,574   5,325     8,249
  Russell Real Estate Securities Division......... 16,832   4,712    12,120

  Year Ended December 31, 2002
  Small Cap Growth Stock Division................. 13,801  14,647      (846)
  T. Rowe Price Small Cap Value Division.......... 31,836   2,367    29,469
  Aggressive Growth Stock Division................ 16,478  31,459   (14,981)
  International Growth Division................... 11,100   1,150     9,950
  Franklin Templeton International Equity Division 18,870  43,355   (24,485)
  Index 400 Stock Division........................ 30,125   9,895    20,230
  Growth Stock Division........................... 22,195  26,695    (4,500)
  Large Cap Core Stock Division................... 14,852  35,029   (20,177)
  Capital Guardian Domestic Equity Division....... 36,507   2,630    33,877
  Index 500 Stock Division........................ 33,077  51,761   (18,684)
  Asset Allocation Division....................... 53,415   5,904    47,511
  Balanced Division............................... 46,213  62,332   (16,119)
  High Yield Bond Division........................  7,513   9,184    (1,671)
  Select Bond Division............................ 36,052  10,336    25,716
  Money Market Division........................... 77,283  60,234    17,049
  Russell Multi-Style Equity Division............. 15,784  11,391     4,393
  Russell Aggressive Equity Division..............  4,512   3,208     1,304
  Russell Non-U.S. Division.......................  9,063   6,627     2,436
  Russell Core Bond Division...................... 15,189   5,246     9,943
  Russell Real Estate Securities Division......... 26,010   4,328    21,682

# The initial investment in this Division was made on May 1, 2003.

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                                                                   Contracts Issued:
                                                Contracts Issued:             After December 16, 1981 and
                                           Prior to December 17, 1981           Prior to March 31, 1995
                                        --------------------------------- -----------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $ 2.003241       262    $    525  $ 1.956937     29,757   $   58,233
T. Rowe Price Small Cap Value..........    1.275243       316         403    1.259912     18,088       22,789
Aggressive Growth Stock................    4.610685       742       3,421    4.318610     89,548      386,723
International Growth...................    1.084083        76          82    1.071062      6,595        7,064
Franklin Templeton International Equity    2.282107     1,035       2,362    2.163493    103,922      224,835
AllianceBernstein Mid Cap Value........    1.324927        25          33    1.320512      1,778        2,348
Index 400 Stock........................    1.463815       470         688    1.429987     38,975       55,734
Janus Capital Appreciation.............    1.193045         8          10    1.189063      1,018        1,210
Growth Stock...........................    2.369404       595       1,410    2.257547     54,899      123,937
Large Cap Core Stock...................    1.929029       409         789    1.837972     51,411       94,492
Capital Guardian Domestic Equity.......    1.016839       293         298    1.004585     20,936       21,032
T. Rowe Price Equity Income............    1.230194        67          82    1.226098      3,150        3,862
Index 500 Stock........................    4.019699     7,432      29,874    3.765294    116,960      440,389
Asset Allocation.......................    1.040782       287         299    1.028260     31,856       32,756
Balanced...............................    8.370146     3,377      28,266    7.498641    204,666    1,534,717
High Yield Bond .......................    1.905353       130         248    1.815388     20,664       37,513
Select Bond............................   10.687503       609       6,509    9.571910     17,984      172,141
Money Market...........................    3.052383       417       1,273    2.734239     37,796      103,343
Fidelity VIP Mid Cap...................    1.399684        69          97    1.395022      2,590        3,613
Russell Multi-Style Equity.............    0.774096       321         248    0.756197     23,379       17,679
Russell Aggressive Equity..............    1.224208       122         149    1.195908     12,921       15,452
Russell Non-U.S........................    0.950951       112         107    0.928976     14,034       13,037
Russell Core Bond......................    1.306711         6           8    1.276523     11,930       15,229
Russell Real Estate Securities.........    1.750140       235         411    1.709672     19,387       33,145
                                                                 --------                          ----------
  Equity...............................                            77,592                           3,421,273
  Annuity Reserves.....................                             2,932                              54,195
                                                                 --------                          ----------
  Total Equity ........................                          $ 80,524                          $3,475,468
                                                                 ========                          ==========

                                                Contracts Issued:                  Contracts Issued:
                                         On or After March 31, 1995 and     On or After March 31, 1995 and
                                             Prior to March 31, 2000            Prior to March 31, 2000
                                               Front Load Version                  Back Load Version
                                        --------------------------------- -----------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................   $2.035993    11,600    $ 23,618   $1.956937     25,653   $   50,201
T Rowe Price Small Cap Value...........    1.285976     5,733       7,372    1.259912     10,684       13,461
Aggressive Growth Stock................    2.191030    30,457      66,732    4.318610     46,942      202,724
International Growth...................    1.093220     2,421       2,647    1.071062      4,200        4,498
Franklin Templeton International Equity    1.913375    26,200      50,130    2.163493     57,187      123,724
AllianceBernstein Mid Cap Value........    1.328001       566         752    1.320512        915        1,208
Index 400 Stock........................    1.487736    15,074      22,426    1.429987     33,698       48,188
Janus Capital Appreciation.............    1.195801       299         358    1.189063        612          728
Growth Stock...........................    2.246405    23,255      52,240    2.257547     56,587      127,748
Large Cap Core Stock...................    1.828313    20,623      37,705    1.837972     54,319       99,837
Capital Guardian Domestic Equity.......    1.025423     7,382       7,570    1.004585     13,172       13,232
T Rowe Price Equity Income.............    1.233047       795         980    1.226098      1,742        2,136
Index 500 Stock........................    2.477110    46,363     114,846    3.765294     82,632      311,134
Asset Allocation.......................    1.049545     9,420       9,887    1.028260     18,347       18,865
Balanced...............................    2.198372    66,401     145,974    7.498641     50,672      379,971
High Yield Bond........................    1.832738    12,057      22,097    1.815388     25,166       45,686
Select Bond............................    1.884108    29,003      54,645    9.571910     11,538      110,441
Money Market...........................    1.408673    21,077      29,691    2.734239     21,525       58,854
Fidelity VIP Mid Cap...................    1.402932       708         993    1.395022      1,337        1,865
Russell Multi- Style Equity............    0.786751    20,288      15,962    0.756197     28,254       21,366
Russell Aggressive Equity..............    1.244218     7,791       9,694    1.195908     10,082       12,057
Russell Non-U S........................    0.966479     9,930       9,597    0.928976     13,585       12,620
Russell Core Bond......................    1.328054     8,808      11,697    1.276523     10,202       13,023
Russell Real Estate Securities.........    1.778695     7,182      12,775    1.709672     15,820       27,047
                                                                 --------                          ----------
  Equity...............................                           710,388                           1,700,614
  Annuity Reserves.....................                             8,122                              23,956
                                                                 --------                          ----------
  Total Equity.........................                          $718,510                          $1,724,570
                                                                 ========                          ==========

NML Variable Annuity Account B

 Notes to Financial Statements



                                                Contracts Issued:                 Contracts Issued:
                                           On or After March 31, 2000        On or After March 31, 2000
                                               Front Load Version                 Back Load Version
                                        --------------------------------- ---------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding  Equity
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $0.930572     19,736    $ 18,366  $1.956937     16,083    $ 31,473
T. Rowe Price Small Cap Value..........   1.282924      6,110       7,839   1.259912     11,022      13,887
Aggressive Growth Stock................   0.699892     27,993      19,592   4.318610      8,470      36,579
International Growth...................   1.090626      4,571       4,985   1.071062      7,405       7,931
Franklin Templeton International Equity   0.978611     22,004      21,533   2.163493     14,221      30,767
AllianceBernstein Mid Cap Value........   1.327125        964       1,279   1.320512        802       1,059
Index 400 Stock........................   1.169318     18,362      21,471   1.429987     26,857      38,405
Janus Capital Appreciation.............   1.195012        519         620   1.189063        705         838
Growth Stock...........................   0.729643     30,217      22,048   2.257547     15,099      34,087
Large Cap Core Stock...................   0.717843     14,589      10,473   1.837972      8,667      15,930
Capital Guardian Domestic Equity.......   1.022974      9,478       9,696   1.004585     12,004      12,059
T. Rowe Price Equity Income............   1.232233      1,764       2,174   1.226098      1,306       1,601
Index 500 Stock........................   0.771935     47,611      36,753   3.765294     17,487      65,844
Asset Allocation.......................   1.047056     14,611      15,299   1.028260     25,358      26,075
Balanced...............................   1.012887     88,940      90,086   7.498641     15,788     118,389
High Yield Bond........................   1.249172      9,025      11,274   1.815388      8,034      14,585
Select Bond............................   1.386996     38,035      52,754   9.571910      7,244      69,339
Money Market...........................   1.100118     20,833      22,919   2.734239     12,115      33,125
Fidelity VIP Mid Cap...................   1.402004        746       1,046   1.395022      1,628       2,271
Russell Multi-Style Equity.............   0.736202     19,067      14,037   0.756197     22,290      16,856
Russell Aggressive Equity..............   1.054631      5,457       5,755   1.195908      6,635       7,935
Russell Non-U.S........................   0.769505      9,843       7,574   0.928976     10,707       9,947
Russell Core Bond......................   1.313645      9,361      12,297   1.276523     11,676      14,905
Russell Real Estate Securities.........   1.877412      7,967      14,957   1.709672     13,868      23,710
                                                                 --------                          --------
  Equity...............................                           424,827                           627,597
  Annuity Reserves.....................                             2,249                            10,923
                                                                 --------                          --------
  Total Equity.........................                          $427,076                          $638,520
                                                                 ========                          ========

                                                   Contracts Issued:
                                               On or After June 30, 2000
                                                   Fee-Based Version
                                            --------------------------------
                                            Accumulation    Units
    Division                                 Unit Value  Outstanding Equity
    ------------------------------------------------------------------------
    Small Cap Growth Stock.................  $0.910215        695    $   633
    T. Rowe Price Small Cap Value..........   1.287567        629        810
    Aggressive Growth Stock................   0.716002        958        686
    International Growth...................   1.094583        471        516
    Franklin Templeton International Equity   0.964341      1,874      1,807
    AllianceBernstein Mid Cap Value........   1.328448        172        228
    Index 400 Stock........................   1.209000      1,095      1,324
    Janus Capital Appreciation.............   1.196213         91        109
    Growth Stock...........................   0.747641      1,971      1,474
    Large Cap Core Stock...................   0.765596        990        758
    Capital Guardian Domestic Equity.......   1.026686      1,481      1,521
    T. Rowe Price Equity Income............   1.233470        153        189
    Index 500 Stock........................   0.797919      2,178      1,738
    Asset Allocation.......................   1.050858      1,319      1,386
    Balanced...............................   1.025071      1,651      1,692
    High Yield Bond........................   1.254973      1,806      2,266
    Select Bond............................   1.379729      4,659      6,428
    Money Market...........................   1.090926        706        770
    Fidelity VIP Mid Cap...................   1.403400          6          8
    Russell Multi-Style Equity.............   0.769596      2,723      2,096
    Russell Aggressive Equity..............   1.091909        714        780
    Russell Non-U.S........................   0.814071      1,953      1,590
    Russell Core Bond......................   1.300374      1,904      2,476
    Russell Real Estate Securities.........   1.725567        953      1,644
                                                                     -------
      Equity...............................                           32,929
      Annuity Reserves.....................                               --
                                                                     -------
      Total Equity.........................                          $32,929
                                                                     =======

                                                 NML Variable Annuity Account B

 Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Portfolio, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 28, 2004

Accountants' Report

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual, are Registered Representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The Northwestern Mutual
Life Insurance Company . Milwaukee, WI
www.northwesternmutual.com

90-1776 (0786) (REV 0104)

[LOGO] Northwestern Mutual(R)

PO BOX 3095
MILWAUKEE WI 53201-3095